As filed with the U.S. Securities and Exchange Commission on August 28, 2026
1933 Act File No. 333-68740
1940 Act File No. 811-10487
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	75	[	X	]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	76	[	X	]
HOTCHKIS AND WILEY FUNDS
(Exact name of Registrant as Specified in Charter)
601 South Figueroa Street, 39th Floor
Los Angeles, California 90017-5704
(Address of Principal Executive Office) (Zip Code)
(213) 430-1000
Registrant’s Telephone Number, including Area Code

Anna Marie Lopez
601 South Figueroa Street, 39th Floor
Los Angeles, California 90017-5704
Copy to:

Joseph Mannon, Esq.
Vedder Price P.C.
222 North LaSalle Street, 26th Floor
Chicago, IL 60601
It is proposed that this filing will become effective (check appropriate box)

[	X	]	immediately upon filing pursuant to paragraph (b)
[		]	on (date) pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[		]	on (date) pursuant to paragraph (a)(1)
[		]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Explanatory Note: This Post-Effective Amendment No. 75 to the Registration Statement of Hotchkis and Wiley Funds (the “Trust”) is being filed to add the audited financial statements and certain related financial information for the fiscal year ended June 30, 2026 for the Trust, and to make other permissible changes under Rule 485(b).

Hotchkis and Wiley Funds Prospectus August 28, 2026
Large Cap Disciplined Value Fund	Global Value Fund
Class I HWCIX	Class I HWGIX
Class A HWCAX	Class A HWGAX
Class Z (not currently offered)	Class Z (not currently offered)

Large Cap Fundamental Value Fund	International Value Fund
Class I HWLIX	Class I HWNIX
Class A HWLAX	Class A (not currently offered)
Class Z HWLZX	Class Z (not currently offered)

Mid-Cap Value Fund	International Small Cap Diversified Value Fund
Class I HWMIX	Class I HWTIX
Class A HWMAX	Class A (not currently offered)
Class Z HWMZX	Class Z (not currently offered)

Small Cap Value Fund	Opportunities Fund (formerly: Value Opportunities Fund)
Class I HWSIX	Class I HWAIX
Class A HWSAX	Class A HWAAX
Class C HWSCX	Class C HWACX
Class Z HWSZX	Class Z HWAZX

Small Cap Diversified Value Fund	High Yield Fund
Class I HWVIX	Class I HWHIX
Class A HWVAX	Class A HWHAX
Class Z HWVZX	Class Z HWHZX

SMID Cap Diversified Value Fund
Ticker Symbol HWSM
Exchange Nasdaq

The Securities and Exchange Commission has not approved or disapproved these securities or the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
This Prospectus describes the mutual fund class shares of each Fund. In addition to mutual fund share classes offered by this Prospectus, certain Funds, the Mid-Cap Value Fund, Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund, Opportunities Fund and High Yield Fund offer ETF Class shares (an exchange-traded class of shares) through a separate prospectus.

HOTCHKIS & WILEY FUNDS

Fund Summary: Hotchkis and Wiley Funds
LARGE CAP DISCIPLINED VALUE FUND
Investment Objective. The Fund seeks capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Hotchkis and Wiley Funds. More information about these and other discounts is available from your financial professional and in the sections titled “About Class I, Class A, Class C and Class Z Shares” beginning on page 63 of the Prospectus, in Appendix A to the Prospectus, and in “Purchase of Shares” beginning on page 65 of the Fund’s Statement of Additional Information. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, on your purchases and sales of Class Z shares of the Fund, which are not reflected in the tables and example below.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A	Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None⁽ᵃ⁾	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A	Class Z
Management Fees	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.30%	0.30%	0.24%⁽ᵇ⁾
Total Annual Fund Operating Expenses	1.00%	1.25%	0.94%
Fee Waiver and/or Expense Reimbursement	-0.19%	-0.19%	-0.13%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(c)	0.81%	1.06%	0.81%
(a) You may be charged a deferred sales charge of up to 0.75% if you did not pay an initial sales charge on an investment of $1 million or more in Class A shares and you redeem your shares within one year after purchase.
(b) Class Z shares are not currently offered.
(c) Hotchkis & Wiley Capital Management, LLC has contractually agreed to waive management fees and/or reimburse expenses (excluding sales loads, taxes, leverage interest, brokerage commissions, redemption liquidity service expenses, if any, custodial overdraft fees, if any, acquired fund fees and expenses, if any, expenses incurred in connection with any merger or reorganization and extraordinary expenses) through August 29, 2027 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed the following limits: Class I – 0.80%, Class A – 1.05%, and Class Z – 0.80%. The agreement may only be terminated with the consent of the Board of Trustees.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the fee waiver/expense reimbursement in effect for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$83	$299	$534	$1,207
Class A	$627	$883	$1,158	$1,941
Class Z	$83	$287	$507	$1,143

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategy. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies that meet Hotchkis & Wiley Capital Management, LLC’s (the “Advisor”) definition of value. The Advisor considers large cap companies to be those with market capitalizations like those found in the Russell 1000® Index over the prior twelve months, although the Advisor will generally not purchase stock in a company with a market capitalization of less than $3 billion. The market capitalization range of the Index changes constantly, but as of June 30, 2026, the range was from $2,257 million to $4,842.2 billion. Market capitalization is measured at the time of initial purchase. The Fund may invest in foreign (non-U.S.) securities.

The Advisor believes value companies to be companies that are undervalued in the marketplace. The Advisor considers traditional and other measures of value, such as (1) whether the company is included in a third-party value benchmark; (2) whether the company falls below the relevant equity market index average for any “value” metric, such as price-to-earnings ratio; price-to-book value ratio; price-to-cash flow ratio; price-to-sales ratio; or enterprise value-to-EBITDA, among others; or (3) the Advisor determines, based on a reasonable, consistently applied investment process, that the company exhibits characteristics commonly associated with value investments, even if it does not satisfy one or more of the specific metrics described above. In making this determination, the Advisor generally considers whether the company’s market price appears to undervalue its intrinsic value, including due to factors such as

HOTCHKIS AND WILEY FUNDS	1

Fund Summary: Hotchkis and Wiley Funds
temporary business or market dislocation, cyclical pressures, or the company being out of favor with investors. For example, the Advisor may determine that a company constitutes a value investment where its current market price is below the Advisor’s assessment of intrinsic value, as derived from a discounted cash flow analysis or comparable company valuation multiples; provided that such determination is supported by fundamental or valuation-based analysis and one or more valuation or financial indicators (which may include, among others, earnings, cash flow, asset values, or comparable company analysis), as applied within the Advisor’s investment process.

The Fund follows a disciplined value approach, seeking to invest in companies the Advisor believes are trading below their intrinsic value based on fundamental research, while maintaining a consistent, long-term investment process regardless of market conditions.

The Fund seeks to invest in companies whose future prospects are misunderstood or not fully recognized by the market. The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior, such as investment decisions driven by emotions, biases, or cognitive errors. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research. With the exception of diversification guidelines, the Fund does not employ predetermined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) portfolio diversification. Relative valuation involves selling an investment when a company’s valuation metrics become high relative to comparable companies, the market, or its historical levels. Fundamental operating trends involves selling an investment when there is evidence of a decline in a company’s underlying business performance or industry conditions. Deterioration of fundamentals involves selling an investment when a company’s underlying business or industry fundamentals, such as revenue or earnings, weaken. Portfolio diversification refers to selling holdings to maintain balance, manage risk, and optimize returns.

The Fund's investments in foreign securities may be direct investments or in the form of American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

As of the date of this Prospectus, the top sector represented by the Fund’s underlying investments was financials. The Fund’s investments in various sectors may change over time.

Principal Investment Risks. As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of investing in the Fund are described in this section.

Market Risk. Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries represented in the securities markets. These factors include general domestic or foreign economic, political or financial market conditions, rates of economic growth and employment, trade and monetary policy, interest rates, inflation, and currency rates. Natural disasters, public health emergencies (including pandemics and epidemics), global conflict and war, military conflict, climate change, terrorism and other unforeseeable events that adversely affect individual companies, industries, sectors, and/or segments of the market, may lead to instability in world economies and markets and may have negative long-term effects. Any of such factors could have a materially negative impact on the value of the Fund’s shares or the liquidity of an investment and may result in increased market volatility. Financial markets also may be adversely affected by concerns regarding government debt levels, fiscal deficits, sovereign borrowing needs, and the sustainability of fiscal policies, which may contribute to increased interest rates, market volatility, reduced liquidity, or changes in investor sentiment.

Style Risk. The Advisor follows an investing style that favors value investments. Value investing style may over time go in and out of favor in certain market cycles. At times when the value investing style is out of favor the Fund's performance may be negatively impacted. Investors should be prepared to tolerate volatility in Fund returns.

Equity Securities Risk. Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally or particular industries represented by those markets, including poor management on the part of the stock's issuer, shrinking product demand and other business risks, such as rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence).

Capitalization Risk. Large cap companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.

The Fund may also invest in the securities of mid-cap companies. Investment in mid-cap companies may involve more risk than investing in larger, more established companies. Mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a mid-cap company may lose substantial value. In addition, mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Active Management Risk. The Fund is subject to active management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark. The Advisor may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant performance deviation relative to its benchmarks. The Advisor does not seek to replicate the performance of any index.

HOTCHKIS AND WILEY FUNDS	2

Fund Summary: Hotchkis and Wiley Funds

Financials Sector Risk. As of the date of this Prospectus, the Fund currently invests a significant portion of its assets in companies in the financials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions. Changing interest rates could reduce the profitability of certain types of companies in the financials sector. Financial companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Significant events may have a negative impact on economies and financial markets worldwide, resulting in higher debt defaults, loan write-offs, and government intervention, and potentially the failure of some financial institutions, each of which would reduce investment performance of financials sector companies held by the Fund.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk. The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and may suffer from increased foreign government action, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to the investment risks associated with that region or country, although the Advisor does not intend to focus on a specific geographic region or country. Foreign securities can be less liquid and more difficult to value than other securities.

Adverse political, economic or social developments, as well as U.S. and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the Fund’s investments, prevent the Fund from realizing the full value of its investments or prevent the Fund from selling securities it holds.

Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

ADR and GDR Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. However, the Fund’s Class A shares are subject to sales loads. Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown. The table, which includes all applicable fees and sales charges, shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance and additional indices that reflect the market sectors in which the Fund invests. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at https://www.hwcm.com/mutual-funds/resources/literature or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).

The inception date for the Fund’s Class I and Class A shares is August 30, 2004. Because Class Z shares of the Fund are not currently offered to investors, performance information is not available. Class Z shares would have similar annual returns as Class I shares because the shares are invested in the same portfolio of securities, and the annual returns would differ only to the extent that the classes do not have the same expenses.

HOTCHKIS AND WILEY FUNDS	3

Fund Summary: Hotchkis and Wiley Funds
Calendar Year Total Returns as of December 31

The calendar year-to-date return for the Fund’s Class I shares as of June 30, 2026 was 5.89%. During the period shown in the bar chart, the highest return for a calendar quarter was 30.08% (quarter ended December 31, 2020) and the lowest return for a calendar quarter was -36.40% (quarter ended March 31, 2020).

Average Annual Total Returns
(for the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Large Cap Disciplined Value Fund
Return Before Taxes – Class I	17.08%	14.78%	12.09%
Return After Taxes on Distributions – Class I	14.22%	13.36%	11.08%
Return After Taxes on Distributions and Sale of Fund Shares – Class I	12.06%	11.78%	9.90%
Return Before Taxes – Class A	10.67%	13.26%	11.21%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	15.91%	11.33%	10.53%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are tax-exempt or who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides a tax deduction that benefits the investor.

Management
Advisor. Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
Doug Campbell	Portfolio Manager	2024
George H. Davis, Jr.	Executive Chairman and Portfolio Manager	2004
Scott McBride, CFA	Chief Executive Officer and Portfolio Manager	2004

Purchase and Sale of Fund Shares. You may purchase, exchange or redeem Fund shares on any day the New York Stock Exchange (“NYSE”) is open for trading by written request via mail (Hotchkis and Wiley Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252) or through a broker-dealer or other financial intermediary. You may also purchase Fund shares by wire transfer. You may exchange or redeem Fund shares by telephone at 1-866-HW-FUNDS (1-866-493-8637).

The minimum initial investment for Class I shares is $250,000. For Class A shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for IRAs. The minimum initial investment for Class Z shares will vary depending on the type of qualifying investor. The minimum subsequent investment in the Fund for all share classes is generally $100. The Fund is currently not offering Class Z shares to investors.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are tax-exempt or you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HOTCHKIS AND WILEY FUNDS	4

Fund Summary: Hotchkis and Wiley Funds
LARGE CAP FUNDAMENTAL VALUE FUND
Investment Objectives. The Fund seeks current income and long-term growth of income, as well as capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Hotchkis and Wiley Funds. More information about these and other discounts is available from your financial professional and in the sections titled “About Class I, Class A, Class C and Class Z Shares” beginning on page 63 of the Prospectus, in Appendix A to the Prospectus, and in “Purchase of Shares” beginning on page 65 of the Fund’s Statement of Additional Information. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, on your purchases and sales of Class Z shares of the Fund, which are not reflected in the tables and example below.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A	Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None⁽ᵃ⁾	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A	Class Z
Management Fees	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.28%	0.24%	0.16%
Total Annual Fund Operating Expenses	0.98%	1.19%	0.86%
Fee Waiver and/or Expense Reimbursement	-0.01%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(b)	0.97%	1.19%	0.86%
(a) You may be charged a deferred sales charge of up to 0.75% if you did not pay an initial sales charge on an investment of $1 million or more in Class A shares and you redeem your shares within one year after purchase.
(b) Hotchkis & Wiley Capital Management, LLC has contractually agreed to waive management fees and/or reimburse expenses (excluding sales loads, taxes, leverage interest, brokerage commissions, redemption liquidity service expenses, if any, custodial overdraft fees, if any, acquired fund fees and expenses, if any, expenses incurred in connection with any merger or reorganization and extraordinary expenses) through August 29, 2027 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed the following limits: Class I – 0.95%, Class A – 1.20%, and Class Z – 0.95%. The agreement may only be terminated with the consent of the Board of Trustees.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the fee waiver/expense reimbursement in effect for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$99	$311	$541	$1,200
Class A	$640	$883	$1,145	$1,892
Class Z	$88	$274	$477	$1,061

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategy. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large capitalization companies that meet Hotchkis & Wiley Capital Management, LLC’s (the “Advisor”) definition of value. The Advisor considers large cap companies to be those with market capitalizations like those found in the Russell 1000® Index over the prior twelve months. The market capitalization range of the Index changes constantly, but as of June 30, 2026, the range was from $2,257 million to $4,842.2 billion, although the Advisor will generally not purchase stock in a company with a market capitalization of less than $3 billion. Market capitalization is measured at the time of initial purchase. The Fund also invests in stocks with high cash dividends or payout yields relative to the market. The Fund may invest in foreign (non-U.S.) securities.

The Advisor believes value companies to be companies that are undervalued in the marketplace. The Advisor considers traditional and other measures of value, such as (1) whether the company is included in a third-party value benchmark; (2) whether the company falls below the relevant equity market index average for any “value” metric, such as price-to-earnings ratio; price-to-book value ratio; price-to-cash flow ratio; price-to-sales ratio; or enterprise value-to-EBITDA, among others; or (3) the Advisor determines, based on a reasonable, consistently applied investment process, that the company exhibits characteristics commonly associated with value investments, even if it does not satisfy one or more of the specific metrics described above. In making this determination, the Advisor generally considers whether the company’s market price

HOTCHKIS AND WILEY FUNDS	5

Fund Summary: Hotchkis and Wiley Funds
appears to undervalue its intrinsic value, including due to factors such as temporary business or market dislocation, cyclical pressures, or the company being out of favor with investors. For example, the Advisor may determine that a company constitutes a value investment where its current market price is below the Advisor’s assessment of intrinsic value, as derived from a discounted cash flow analysis or comparable company valuation multiples; provided that such determination is supported by fundamental or valuation-based analysis and one or more valuation or financial indicators (which may include, among others, earnings, cash flow, asset values, or comparable company analysis), as applied within the Advisor’s investment process.

The Fund seeks to invest in companies whose future prospects are misunderstood or not fully recognized by the market. The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior, such as investment decisions driven by emotions, biases, or cognitive errors. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research. With the exception of diversification guidelines, the Fund does not employ predetermined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) portfolio diversification. Relative valuation involves selling an investment when a company’s valuation metrics become high relative to comparable companies, the market, or its historical levels. Fundamental operating trends involves selling an investment when there is evidence of a decline in a company’s underlying business performance or industry conditions. Deterioration of fundamentals involves selling an investment when a company’s underlying business or industry fundamentals, such as revenue or earnings, weaken. Portfolio diversification refers to selling holdings to maintain balance, manage risk, and optimize returns.

The Fund's investments in foreign securities may be direct investments or in the form of American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

As of the date of this Prospectus, the top sectors represented by the Fund’s underlying investments were financials and information technology. The Fund’s investments in various sectors may change over time.

Principal Investment Risks. As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of investing in the Fund are described in this section.

Market Risk. Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries represented in the securities markets. These factors include general domestic or foreign economic, political or financial market conditions, rates of economic growth and employment, trade and monetary policy, interest rates, inflation, and currency rates. Natural disasters, public health emergencies (including pandemics and epidemics), global conflict and war, military conflict, climate change, terrorism and other unforeseeable events that adversely affect individual companies, industries, sectors, and/or segments of the market, may lead to instability in world economies and markets and may have negative long-term effects. Any of such factors could have a materially negative impact on the value of the Fund’s shares or the liquidity of an investment and may result in increased market volatility. Financial markets also may be adversely affected by concerns regarding government debt levels, fiscal deficits, sovereign borrowing needs, and the sustainability of fiscal policies, which may contribute to increased interest rates, market volatility, reduced liquidity, or changes in investor sentiment.

Style Risk. The Advisor follows an investing style that favors value investments. Value investing style may over time go in and out of favor in certain market cycles. At times when the value investing style is out of favor the Fund's performance may be negatively impacted. Investors should be prepared to tolerate volatility in Fund returns.

Equity Securities Risk. Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally or particular industries represented by those markets, including poor management on the part of the stock's issuer, shrinking product demand and other business risks, such as rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence).

Capitalization Risk. Large cap companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.

The Fund may also invest in the securities of mid-cap companies. Investment in mid-cap companies may involve more risk than investing in larger, more established companies. Mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a mid-cap company may lose substantial value. In addition, mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Active Management Risk. The Fund is subject to active management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark. The Advisor may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant performance deviation relative to its benchmarks The Advisor does not seek to replicate the performance of any index.

Financials Sector Risk. As of the date of this Prospectus, the Fund currently invests a significant portion of its assets in companies in the

HOTCHKIS AND WILEY FUNDS	6

Fund Summary: Hotchkis and Wiley Funds
financials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions. Changing interest rates could reduce the profitability of certain types of companies in the financials sector. Financial companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Significant events may have a negative impact on economies and financial markets worldwide, resulting in higher debt defaults, loan write-offs, and government intervention, and potentially the failure of some financial institutions, each of which would reduce investment performance of financials sector companies held by the Fund.

Information Technology Sector Risk. As of the date of this Prospectus, the Fund currently invests a significant portion of its assets in companies in the information technology sector. Factors such as failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new products may significantly affect the market value of securities of issuers in the information technology sector.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk. The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and may suffer from increased foreign government action, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to the investment risks associated with that region or country, although the Advisor does not intend to focus on a specific geographic region or country. Foreign securities can be less liquid and more difficult to value than other securities.

Adverse political, economic or social developments, as well as U.S. and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the Fund’s investments, prevent the Fund from realizing the full value of its investments or prevent the Fund from selling securities it holds.

Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

ADR and GDR Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. The bar chart shows changes in the Fund’s performance from year to year for Class I shares (the class with the longest period of annual returns). However, the Fund’s Class A shares are subject to sales loads. Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown. The table, which includes all applicable fees and sales charges, shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance and additional indices that reflect the market sectors in which the Fund invests. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at https://www.hwcm.com/mutual-funds/resources/literature or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).

The inception dates for the Fund’s Class I, Class A and Class Z shares are June 24, 1987, October 26, 2001, and September 30, 2019, respectively. Performance of Class Z shares prior to September 30, 2019 reflects the historical performance of the Fund’s original share class (Class I).

Calendar Year Total Returns as of December 31

HOTCHKIS AND WILEY FUNDS	7

Fund Summary: Hotchkis and Wiley Funds

The calendar year-to-date return for the Fund’s Class I shares as of June 30, 2026 was 6.07%. During the period of time shown in the bar chart, the highest return for a calendar quarter was 29.88% (quarter ended December 31, 2020) and the lowest return for a calendar quarter was -36.65% (quarter ended March 31, 2020).

Average Annual Total Returns
(for the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Large Cap Fundamental Value Fund
Return Before Taxes – Class I	18.06%	13.68%	11.55%
Return After Taxes on Distributions – Class I	15.90%	11.70%	10.31%
Return After Taxes on Distributions and Sale of Fund Shares – Class I	12.17%	10.66%	9.34%
Return Before Taxes – Class A	11.61%	12.20%	10.67%
Return Before Taxes – Class Z	18.21%	13.80%	11.62%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	15.91%	11.33%	10.53%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are tax-exempt or who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides a tax deduction that benefits the investor.

Management

Advisor. Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
Doug Campbell	Portfolio Manager	2024
George H. Davis, Jr.	Executive Chairman and Portfolio Manager	1988
Scott McBride, CFA	Chief Executive Officer and Portfolio Manager	2001

Purchase and Sale of Fund Shares. You may purchase, exchange or redeem Fund shares on any day the New York Stock Exchange (“NYSE”) is open for trading by written request via mail (Hotchkis and Wiley Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252) or through a broker-dealer or other financial intermediary. You may also purchase Fund shares by wire transfer. You may exchange or redeem Fund shares by telephone at 1-866-HW-FUNDS (1-866-493-8637).

The minimum initial investment for Class I shares is $250,000. For Class A shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for IRAs. The minimum initial investment for Class Z shares will vary depending on the type of qualifying investor. The minimum subsequent investment in the Fund for all share classes is generally $100.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are tax-exempt or you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HOTCHKIS AND WILEY FUNDS	8

Fund Summary: Hotchkis and Wiley Funds
MID-CAP VALUE FUND
Investment Objective. The Fund seeks capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Hotchkis and Wiley Funds. More information about these and other discounts is available from your financial professional and in the sections titled “About Class I, Class A, Class C and Class Z Shares” beginning on page 63 of the Prospectus, in Appendix A to the Prospectus, and in “Purchase of Shares” beginning on page 65 of the Fund’s Statement of Additional Information. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, on your purchases and sales of Class Z shares of the Fund, which are not reflected in the tables and example below.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A	Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None⁽ᵃ⁾	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A	Class Z
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.24%	0.20%	0.12%
Total Annual Fund Operating Expenses(b)	0.99%	1.20%	0.87%
(a)You may be charged a deferred sales charge of up to 0.75% if you did not pay an initial sales charge on an investment of $1 million or more in Class A shares and you redeem your shares within one year after purchase.
(b)Hotchkis & Wiley Capital Management, LLC has contractually agreed to waive management fees and/or reimburse expenses (excluding sales loads, taxes, leverage interest, brokerage commissions, redemption liquidity service expenses, if any, custodial overdraft fees, if any, acquired fund fees and expenses, if any, expenses incurred in connection with any merger or reorganization and extraordinary expenses) through August 29, 2027 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed the following limits: Class I – 1.05%, Class A – 1.30%, and Class Z – 1.05%. The agreement may only be terminated with the consent of the Board of Trustees.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown.

	1 Year	3 Years	5 Years	10 Years
Class I	$101	$315	$547	$1,213
Class A	$641	$886	$1,150	$1,903
Class Z	$89	$278	$482	$1,073

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategy. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies that meet Hotchkis & Wiley Capital Management, LLC’s (the “Advisor”) definition of value. The Advisor considers mid-cap companies to be those with market capitalizations like those found in the Russell Midcap® Index over the prior twelve months. The market capitalization range of the Index changes constantly, but as of June 30, 2026, the range was from $2,257 million to $90.3 billion. Market capitalization is measured at the time of initial purchase. The Fund may invest in the securities of small capitalization companies and in foreign (non-U.S.) securities.

The Advisor believes value companies to be companies that are undervalued in the marketplace. The Advisor considers traditional and other measures of value, such as (1) whether the company is included in a third-party value benchmark; (2) whether the company falls below the relevant equity market index average for any “value” metric, such as price-to-earnings ratio; price-to-book value ratio; price-to-cash flow ratio; price-to-sales ratio; or enterprise value-to-EBITDA, among others; or (3) the Advisor determines, based on a reasonable, consistently applied investment process, that the company exhibits characteristics commonly associated with value investments, even if it does not satisfy one or more of the specific metrics described above. In making this determination, the Advisor generally considers whether the company’s market price appears to undervalue its intrinsic value, including due to factors such as temporary business or market dislocation, cyclical pressures, or the company being out of favor with investors. For example, the Advisor may determine that a company constitutes a value investment where its current market price is below the Advisor’s assessment of intrinsic value, as derived from a discounted cash flow analysis or comparable company valuation multiples; provided that such determination is supported by fundamental or valuation-based analysis and one or more valuation or financial indicators (which may include, among others, earnings, cash flow, asset values, or comparable company analysis), as applied within the Advisor’s investment process.

The Fund seeks to invest in companies whose future prospects are misunderstood or not fully recognized by the market. The Fund employs

HOTCHKIS AND WILEY FUNDS	9

Fund Summary: Hotchkis and Wiley Funds
a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior, such as investment decisions driven by emotions, biases, or cognitive errors. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research. With the exception of diversification guidelines, the Fund does not employ predetermined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) portfolio diversification. Relative valuation involves selling an investment when a company’s valuation metrics become high relative to comparable companies, the market, or its historical levels. Fundamental operating trends involves selling an investment when there is evidence of a decline in a company’s underlying business performance or industry conditions. Deterioration of fundamentals involves selling an investment when a company’s underlying business or industry fundamentals, such as revenue or earnings, weaken. Portfolio diversification refers to selling holdings to maintain balance, manage risk, and optimize returns.

As of the date of this Prospectus, the top sector represented by the Fund’s underlying investments was financials. The Fund’s investments in various sectors may change over time.

Principal Investment Risks. As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of investing in the Fund are described in this section.

Market Risk. Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries represented in the securities markets. These factors include general domestic or foreign economic, political or financial market conditions, rates of economic growth and employment, trade and monetary policy, interest rates, inflation, and currency rates. Natural disasters, public health emergencies (including pandemics and epidemics), global conflict and war, military conflict, climate change, terrorism and other unforeseeable events that adversely affect individual companies, industries, sectors, and/or segments of the market, may lead to instability in world economies and markets and may have negative long-term effects. Any of such factors could have a materially negative impact on the value of the Fund’s shares or the liquidity of an investment and may result in increased market volatility. Financial markets also may be adversely affected by concerns regarding government debt levels, fiscal deficits, sovereign borrowing needs, and the sustainability of fiscal policies, which may contribute to increased interest rates, market volatility, reduced liquidity, or changes in investor sentiment.

Style Risk. The Advisor follows an investing style that favors value investments. Value investing style may over time go in and out of favor in certain market cycles. At times when the value investing style is out of favor the Fund's performance may be negatively impacted. Investors should be prepared to tolerate volatility in Fund returns.

Equity Securities Risk. Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally or particular industries represented by those markets, including poor management on the part of the stock's issuer, shrinking product demand and other business risks, such as rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence).

Capitalization Risk. Investment in small and mid-cap companies may involve more risk than investing in larger, more established companies. Small and mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or mid-cap company may lose substantial value. In addition, small and mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Active Management Risk. The Fund is subject to active management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark. The Advisor may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant performance deviation relative to its benchmarks. The Advisor does not seek to replicate the performance of any index.

Financials Sector Risk. As of the date of this Prospectus, the Fund currently invests a significant portion of its assets in companies in the financials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions. Changing interest rates could reduce the profitability of certain types of companies in the financials sector. Financial companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Significant events may have a negative impact on economies and financial markets worldwide, resulting in higher debt defaults, loan write-offs, and government intervention, and potentially the failure of some financial institutions, each of which would reduce investment performance of financials sector companies held by the Fund.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

HOTCHKIS AND WILEY FUNDS	10

Fund Summary: Hotchkis and Wiley Funds
Foreign (Non-U.S.) Investment Risk. The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and may suffer from increased foreign government action, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to the investment risks associated with that region or country, although the Advisor does not intend to focus on a specific geographic region or country. Foreign securities can be less liquid and more difficult to value than other securities.

Adverse political, economic or social developments, as well as U.S. and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the Fund’s investments, prevent the Fund from realizing the full value of its investments or prevent the Fund from selling securities it holds.

Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. The bar chart shows changes in the Fund’s performance from year to year for Class I shares (the class with the longest period of annual returns). However, the Fund’s Class A shares are subject to sales loads. Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown. The table, which includes all applicable fees and sales charges, shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance and additional indices that reflect the market sectors in which the Fund invests. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at https://www.hwcm.com/mutual-funds/resources/literature or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).

The inception dates for the Fund’s Class I, Class A and Class Z shares are January 2, 1997, January 2, 2001, and September 30, 2019, respectively. Performance of Class Z shares prior to September 30, 2019 reflects the historical performance of the Fund’s original share class (Class I).

Calendar Year Total Returns as of December 31

The calendar year-to-date return for the Fund’s Class I shares as of June 30, 2026 was 11.72%. During the period shown in the bar chart, the highest return for a quarter was 43.41% (quarter ended December 31, 2020) and the lowest return for a quarter was -47.74% (quarter ended March 31, 2020).

Average Annual Total Returns
(for the periods ended December 31, 2025

	1 Year	5 Years	10 Years
Mid-Cap Value Fund
Return Before Taxes – Class I	7.87%	13.64%	8.51%
Return After Taxes on Distributions – Class I	7.52%	13.40%	8.00%
Return After Taxes on Distributions and Sale of Fund Shares – Class I	4.91%	10.94%	6.80%
Return Before Taxes – Class A	2.00%	12.20%	7.70%
Return Before Taxes – Class Z	8.02%	13.79%	8.60%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)	11.05%	9.83%	9.78%
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	10.60%	8.67%	11.01%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are tax-exempt or who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or

HOTCHKIS AND WILEY FUNDS	11

Fund Summary: Hotchkis and Wiley Funds
individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides a tax deduction that benefits the investor.

Management

Advisor. Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
George H. Davis, Jr.	Executive Chairman and Portfolio Manager	1997
Stan Majcher, CFA	Portfolio Manager	1997
Hunter Doble, CFA	Portfolio Manager	2019

Purchase and Sale of Fund Shares. You may purchase, exchange or redeem Fund shares on any day the New York Stock Exchange (“NYSE”) is open for trading by written request via mail (Hotchkis and Wiley Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252) or through a broker-dealer or other financial intermediary. You may also purchase Fund shares by wire transfer. You may exchange or redeem Fund shares by telephone at 1-866-HW-FUNDS (1-866-493-8637).

The minimum initial investment for Class I shares is $250,000. For Class A shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for IRAs. The minimum initial investment for Class Z shares will vary depending on the type of qualifying investor. The minimum subsequent investment in the Fund for all share classes is generally $100.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are tax-exempt or are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HOTCHKIS AND WILEY FUNDS	12

Fund Summary: Hotchkis and Wiley Funds
SMALL CAP VALUE FUND
Investment Objective. The Fund seeks capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Hotchkis and Wiley Funds. More information about these and other discounts is available from your financial professional and in the sections titled “About Class I, Class A, Class C and Class Z Shares” beginning on page 63 of the Prospectus, in Appendix A to the Prospectus, and in “Purchase of Shares” beginning on page 65 of the Fund’s Statement of Additional Information. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, on your purchases and sales of Class Z shares of the Fund, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A	Class C	Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None⁽ᵃ⁾	1.00%	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A	Class C	Class Z
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%	1.00%	None
Other Expenses	0.34%	0.23%	0.24%	0.15%
Total Annual Fund Operating Expenses	1.09%	1.23%	1.99%	0.90%
Fee Waiver and/or Expense Reimbursement	-0.08%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(b)	1.01%	1.23%	1.99%	0.90%
(a)You may be charged a deferred sales charge of up to 0.75% if you did not pay an initial sales charge on an investment of $1 million or more in Class A shares and you redeem your shares within one year after purchase.
(b)Hotchkis & Wiley Capital Management, LLC has contractually agreed to waive management fees and/or reimburse expenses (excluding sales loads, taxes, leverage interest, brokerage commissions, redemption liquidity service expenses, if any, custodial overdraft fees, if any, acquired fund fees and expenses, if any, expenses incurred in connection with any merger or reorganization and extraordinary expenses) through August 29, 2027 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed the following limits: Class I – 0.97%, Class A – 1.22%, Class C – 1.97% and Class Z – 0.97%. The agreement may only be terminated with the consent of the Board of Trustees.

Example. These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The first example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, followed by an example that assumes you do not redeem your Class C shares at the end of the periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the fee waiver/expense reimbursement in effect for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$103	$339	$593	$1,322
Class A	$644	$895	$1,165	$1,935
Class C	$302	$624	$1,073	$2,121
Class Z	$92	$287	$498	$1,108

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$202	$624	$1,073	$2,121

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategy. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small capitalization companies that meet Hotchkis & Wiley Capital Management, LLC’s (the “Advisor”) definition of value. The Advisor considers small cap companies to be those with market capitalizations like those found in the Russell 2000® Index over the prior twelve months. The market capitalization range of the Index changes constantly, but as of June 30, 2026, the range was from $8 million to $14.2 billion. Market capitalization is measured at the time of initial purchase. The Fund may invest in foreign (non-U.S.) securities.

The Advisor believes value companies to be companies that are undervalued in the marketplace. The Advisor considers traditional and other measures of value, such as (1) whether the company is included in a third-party value benchmark; (2) whether the company falls below the relevant equity market index average for any “value” metric, such as price-to-earnings ratio; price-to-book value ratio; price-to-cash flow ratio; price-to-sales ratio; or enterprise value-to-EBITDA, among others; or (3) the Advisor determines, based on a reasonable, consistently applied

HOTCHKIS AND WILEY FUNDS	13

Fund Summary: Hotchkis and Wiley Funds
investment process, that the company exhibits characteristics commonly associated with value investments, even if it does not satisfy one or more of the specific metrics described above. In making this determination, the Advisor generally considers whether the company’s market price appears to undervalue its intrinsic value, including due to factors such as temporary business or market dislocation, cyclical pressures, or the company being out of favor with investors. For example, the Advisor may determine that a company constitutes a value investment where its current market price is below the Advisor’s assessment of intrinsic value, as derived from a discounted cash flow analysis or comparable company valuation multiples; provided that such determination is supported by fundamental or valuation-based analysis and one or more valuation or financial indicators (which may include, among others, earnings, cash flow, asset values, or comparable company analysis), as applied within the Advisor’s investment process.

The Fund seeks to invest in companies whose future prospects are misunderstood or not fully recognized by the market. The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior, such as investment decisions driven by emotions, biases, or cognitive errors. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process that relies on rigorous, internally-generated fundamental research. The Fund focuses exposure on these investment opportunities by holding approximately 50-100 securities. With the exception of diversification guidelines, the Fund does not employ predetermined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) portfolio diversification. Relative valuation involves selling an investment when a company’s valuation metrics become high relative to comparable companies, the market, or its historical levels. Fundamental operating trends involves selling an investment when there is evidence of a decline in a company’s underlying business performance or industry conditions. Deterioration of fundamentals involves selling an investment when a company’s underlying business or industry fundamentals, such as revenue or earnings, weaken. Portfolio diversification refers to selling holdings to maintain balance, manage risk, and optimize returns.

As of the date of this Prospectus, the top sector represented by the Fund’s underlying investments was financials. The Fund’s investments in various sectors may change over time.

Principal Investment Risks. As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of investing in the Fund are described in this section.

Market Risk. Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries represented in the securities markets. These factors include general domestic or foreign economic, political or financial market conditions, rates of economic growth and employment, trade and monetary policy, interest rates, inflation, and currency rates. Natural disasters, public health emergencies (including pandemics and epidemics), global conflict and war, military conflict, climate change, terrorism and other unforeseeable events that adversely affect individual companies, industries, sectors, and/or segments of the market, may lead to instability in world economies and markets and may have negative long-term effects. Any of such factors could have a materially negative impact on the value of the Fund’s shares or the liquidity of an investment and may result in increased market volatility. Financial markets also may be adversely affected by concerns regarding government debt levels, fiscal deficits, sovereign borrowing needs, and the sustainability of fiscal policies, which may contribute to increased interest rates, market volatility, reduced liquidity, or changes in investor sentiment.

Style Risk. The Advisor follows an investing style that favors value investments. Value investing style may over time go in and out of favor in certain market cycles. At times when the value investing style is out of favor the Fund's performance may be negatively impacted. Investors should be prepared to tolerate volatility in Fund returns.

Equity Securities Risk. Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally or particular industries represented by those markets, including poor management on the part of the stock's issuer, shrinking product demand and other business risks, such as rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence).

Capitalization Risk. Investment in small and mid-cap companies may involve more risk than investing in larger, more established companies. Small and mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or mid-cap company may lose substantial value. In addition, small and mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Active Management Risk. The Fund is subject to active management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark. The Advisor may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant performance deviation relative to its benchmark. The Advisor does not seek to replicate the performance of any index.

Financials Sector Risk. As of the date of this Prospectus, the Fund currently invests a significant portion of its assets in companies in the financials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and

HOTCHKIS AND WILEY FUNDS	14

Fund Summary: Hotchkis and Wiley Funds
raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions. Changing interest rates could reduce the profitability of certain types of companies in the financials sector. Financial companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Significant events may have a negative impact on economies and financial markets worldwide, resulting in higher debt defaults, loan write-offs, and government intervention, and potentially the failure of some financial institutions, each of which would reduce investment performance of financials sector companies held by the Fund.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk. The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and may suffer from increased foreign government action, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to the investment risks associated with that region or country, although the Advisor does not intend to focus on a specific geographic region or country. Foreign securities can be less liquid and more difficult to value than other securities.

Adverse political, economic or social developments, as well as U.S. and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the Fund’s investments, prevent the Fund from realizing the full value of its investments or prevent the Fund from selling securities it holds.

Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. The bar chart shows changes in the Fund’s performance from year to year for Class I shares (the class with the longest period of annual returns). However, the Fund’s Class A and Class C shares are subject to sales loads. Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown. The table, which includes all applicable fees and sales charges, shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance and additional indices that reflect the market sectors in which the Fund invests. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at https://www.hwcm.com/mutual-funds/resources/literature or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).

The inception dates for the Fund’s Class I, Class A, Class C and Class Z shares are September 20, 1985, October 6, 2000, February 4, 2002 and September 30, 2019, respectively. Performance of Class Z shares prior to September 30, 2019 reflects the historical performance of the Fund’s original share class (Class I).

Calendar Year Total Returns as of December 31

The calendar year-to-date return for the Fund’s Class I shares as of June 30, 2026 was 17.26%. During the period shown in the bar chart, the highest return for a quarter was 38.31% (quarter ended December 31, 2020) and the lowest return for a quarter was -42.26% (quarter ended March 31, 2020).

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Fund Summary: Hotchkis and Wiley Funds
Average Annual Total Returns
(for the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Small Cap Value Fund
Return Before Taxes – Class I	1.61%	12.12%	8.88%
Return After Taxes on Distributions – Class I	1.37%	10.87%	7.75%
Return After Taxes on Distributions and Sale of Fund Shares – Class I	1.12%	9.53%	6.99%
Return Before Taxes – Class A	-3.94%	10.69%	8.06%
Return Before Taxes – Class C	-0.38%	11.06%	7.84%
Return Before Taxes – Class Z	1.75%	12.27%	8.98%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	12.59%	8.88%	9.27%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	12.81%	6.09%	9.62%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are tax-exempt or who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides a tax deduction that benefits the investor.

Management

Advisor. Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
David Green, CFA	Portfolio Manager	1997
James Miles	Portfolio Manager	1995
Daniel McKenzie, CFA	Portfolio Manager	2026

Purchase and Sale of Fund Shares. You may purchase, exchange or redeem Fund shares on any day the New York Stock Exchange (“NYSE”) is open for trading by written request via mail (Hotchkis and Wiley Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252) or through a broker-dealer or other financial intermediary. You may also purchase Fund shares by wire transfer. You may exchange or redeem Fund shares by telephone at 1-866-HW-FUNDS (1-866-493-8637).

The minimum initial investment for Class I shares is $250,000. For Class A and Class C shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for IRAs. The minimum initial investment for Class Z shares will vary depending on the type of qualifying investor. The minimum subsequent investment in the Fund for all share classes is generally $100.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are tax-exempt or you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HOTCHKIS AND WILEY FUNDS	16

Fund Summary: Hotchkis and Wiley Funds
SMALL CAP DIVERSIFIED VALUE FUND
Investment Objective. The Fund seeks capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Hotchkis and Wiley Funds. More information about these and other discounts is available from your financial professional and in the sections titled “About Class I, Class A, Class C and Class Z Shares” beginning on page 63 of the Prospectus, in Appendix A to the Prospectus, and in “Purchase of Shares” beginning on page 65 of the Fund’s Statement of Additional Information. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, on your purchases and sales of Class Z shares of the Fund, which are not reflected in the tables and example below.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A	Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None⁽ᵃ⁾	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A	Class Z
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.22%	0.21%	0.11%
Total Annual Fund Operating Expenses	0.87%	1.11%	0.76%
Fee Waiver and/or Expense Reimbursement	-0.06%	-0.05%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(b)	0.81%	1.06%	0.76%
(a)You may be charged a deferred sales charge of up to 0.75% if you did not pay an initial sales charge on an investment of $1 million or more in Class A shares and you redeem your shares within one year after purchase.
(b)Hotchkis & Wiley Capital Management, LLC has contractually agreed to waive management fees and/or reimburse expenses (excluding sales loads, taxes, leverage interest, brokerage commissions, redemption liquidity service expenses, if any, custodial overdraft fees, if any, acquired fund fees and expenses, if any, expenses incurred in connection with any merger or reorganization and extraordinary expenses) through August 29, 2027 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed the following limits: Class I – 0.80%, Class A – 1.05%, and Class Z – 0.80%. The agreement may only be terminated with the consent of the Board of Trustees.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the fee waiver/expense reimbursement in effect for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$83	$272	$476	$1,067
Class A	$627	$855	$1,100	$1,801
Class Z	$78	$243	$422	$942

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategy. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small capitalization companies that meet Hotchkis & Wiley Capital Management, LLC’s (the “Advisor”) definition of value. The Advisor considers small cap companies to be those with market capitalizations like those found in the Russell 2000® Index over the prior twelve months. The market capitalization range of the Index changes constantly, but as of June 30, 2026, the range was from $8 million to $14.2 billion. Market capitalization is measured at the time of initial purchase. The Fund may invest in foreign (non-U.S.) securities. Under normal conditions, the Fund typically will hold equity securities of approximately 300 to 400 different companies.

The Advisor believes value companies to be companies that are undervalued in the marketplace. The Advisor considers traditional and other measures of value, such as (1) whether the company is included in a third-party value benchmark; (2) whether the company falls below the relevant equity market index average for any “value” metric, such as price-to-earnings ratio; price-to-book value ratio; price-to-cash flow ratio; price-to-sales ratio; or enterprise value-to-EBITDA, among others; or (3) the Advisor determines, based on a reasonable, consistently applied investment process, that the company exhibits characteristics commonly associated with value investments, even if it does not satisfy one or more of the specific metrics described above. In making this determination, the Advisor generally considers whether the company’s market price appears to undervalue its intrinsic value, including due to factors such as temporary business or market dislocation, cyclical pressures, or the company being out of favor with investors. For example, the Advisor may determine that a company constitutes a value investment where its current market price is below the Advisor’s assessment of intrinsic value, as derived from a discounted cash flow analysis or comparable company valuation multiples; provided that such determination is supported by fundamental or valuation-based analysis and one or more valuation or

HOTCHKIS AND WILEY FUNDS	17

Fund Summary: Hotchkis and Wiley Funds
financial indicators (which may include, among others, earnings, cash flow, asset values, or comparable company analysis), as applied within the Advisor’s investment process.

The Fund seeks to invest in companies whose future prospects are misunderstood or not fully recognized by the market. The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior, such as investment decisions driven by emotions, biases, or cognitive errors. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process based on a proprietary model that is augmented with internally-generated fundamental research. The Fund seeks broad diversified exposure to these investment opportunities by holding approximately 300 to 400 portfolio securities. With the exception of diversification guidelines, the Fund does not employ pre-determined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) portfolio diversification. Relative valuation involves selling an investment when a company’s valuation metrics become high relative to comparable companies, the market, or its historical levels. Fundamental operating trends involves selling an investment when there is evidence of a decline in a company’s underlying business performance or industry conditions. Deterioration of fundamentals involves selling an investment when a company’s underlying business or industry fundamentals, such as revenue or earnings, weaken. Portfolio diversification refers to selling holdings to maintain balance, manage risk, and optimize returns.

As of the date of this Prospectus, the top sector represented by the Fund’s underlying investments was financials. The Fund’s investments in various sectors may change over time.

Principal Investment Risks. As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of investing in the Fund are described in this section.

Market Risk. Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries represented in the securities markets. These factors include general domestic or foreign economic, political or financial market conditions, rates of economic growth and employment, trade and monetary policy, interest rates, inflation, and currency rates. Natural disasters, public health emergencies (including pandemics and epidemics), global conflict and war, military conflict, climate change, terrorism and other unforeseeable events that adversely affect individual companies, industries, sectors, and/or segments of the market, may lead to instability in world economies and markets and may have negative long-term effects. Any of such factors could have a materially negative impact on the value of the Fund’s shares or the liquidity of an investment and may result in increased market volatility. Financial markets also may be adversely affected by concerns regarding government debt levels, fiscal deficits, sovereign borrowing needs, and the sustainability of fiscal policies, which may contribute to increased interest rates, market volatility, reduced liquidity, or changes in investor sentiment.

Style Risk. The Advisor follows an investing style that favors value investments. Value investing style may over time go in and out of favor in certain market cycles. At times when the value investing style is out of favor the Fund's performance may be negatively impacted. Investors should be prepared to tolerate volatility in Fund returns.

Equity Securities Risk. Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally or particular industries represented by those markets, including poor management on the part of the stock's issuer, shrinking product demand and other business risks, such as rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence).

Capitalization Risk. Investment in small and mid-cap companies may involve more risk than investing in larger, more established companies. Small and mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or mid-cap company may lose substantial value. In addition, small and mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Active Management Risk. The Fund is subject to active management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark. The Advisor may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant performance deviation relative to its benchmark. The Advisor does not seek to replicate the performance of any index.

Financials Sector Risk. As of the date of this Prospectus, the Fund currently invests a significant portion of its assets in companies in the financials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions. Changing interest rates could reduce the profitability of certain types of companies in the financials sector. Financial companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Significant events may have a negative impact on economies and financial markets worldwide, resulting in higher debt defaults, loan write-offs, and government intervention, and potentially the failure of some financial institutions, each of which would reduce investment performance of financials sector companies held by the Fund.

HOTCHKIS AND WILEY FUNDS	18

Fund Summary: Hotchkis and Wiley Funds

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk. The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and may suffer from increased foreign government action, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to the investment risks associated with that region or country, although the Advisor does not intend to focus on a specific geographic region or country. Foreign securities can be less liquid and more difficult to value than other securities.

Adverse political, economic or social developments, as well as U.S. and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the Fund’s investments, prevent the Fund from realizing the full value of its investments or prevent the Fund from selling securities it holds.

Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. However, the Fund’s Class A shares are subject to sales loads. Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown. The table, which includes all applicable fees and sales charges, shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance and additional indices that reflect the market sectors in which the Fund invests. The
Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at https://www.hwcm.com/mutual-funds/resources/literature or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).

The inception dates for the Fund’s Class I, Class A and Class Z shares are June 30, 2014, June 30, 2014 and September 30, 2019, respectively. Performance of Class Z shares prior to September 30, 2019 reflects the historical performance of the Fund’s original share class (Class I).

Calendar Year Total Returns as of December 31

The calendar year-to-date return for the Fund’s Class I shares as of June 30, 2026 was 19.67%. During the period shown in the bar chart, the highest return for a quarter was 37.51% (quarter ended December 31, 2020) and the lowest return for a quarter was -40.67% (quarter ended March 31, 2020).

Average Annual Total Returns
(for the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Small Cap Diversified Value Fund
Return Before Taxes – Class I	3.02%	9.62%	9.80%
Return After Taxes on Distributions – Class I	2.72%	7.85%	8.10%
Return After Taxes on Distributions and Sale of Fund Shares – Class I	1.96%	7.26%	7.52%
Return Before Taxes – Class A	-2.63%	8.18%	8.93%
Return Before Taxes – Class Z	3.09%	9.68%	9.82%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	12.59%	8.88%	9.27%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	12.81%	6.09%	9.62%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state

HOTCHKIS AND WILEY FUNDS	19

Fund Summary: Hotchkis and Wiley Funds
and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are tax-exempt or who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides a tax deduction that benefits the investor.

Management

Advisor. Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
Judd Peters, CFA	Portfolio Manager	2014
Ryan Thomes, CFA	Portfolio Manager	2014

Purchase and Sale of Fund Shares. You may purchase, exchange or redeem Fund shares on any day the New York Stock Exchange (“NYSE”) is open for trading by written request via mail (Hotchkis and Wiley Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252) or through a broker-dealer or other financial intermediary. You may also purchase Fund shares by wire transfer. You may exchange or redeem Fund shares by telephone at 1-866-HW-FUNDS (1-866-493-8637).

The minimum initial investment for Class I shares is $250,000. For Class A shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for IRAs. The minimum initial investment for Class Z shares will vary depending on the type of qualifying investor. The minimum subsequent investment in the Fund for all share classes is generally $100.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are tax-exempt or you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HOTCHKIS AND WILEY FUNDS	20

Fund Summary: Hotchkis and Wiley Funds
GLOBAL VALUE FUND
Investment Objective. The Fund seeks capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Hotchkis and Wiley Funds. More information about these and other discounts is available from your financial professional and in the sections titled “About Class I, Class A, Class C and Class Z Shares” beginning on page 63 of the Prospectus, in Appendix A to the Prospectus, and in “Purchase of Shares” beginning on page 65 in the Fund’s Statement of Additional Information. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, on your purchases and sales of Class Z shares of the Fund, which are not reflected in the tables and example below.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A	Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None⁽ᵇ⁾	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A	Class Z
Management Fees(a)	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.46%	0.46%	0.39%⁽ᶜ⁾
Total Annual Fund Operating Expenses	1.01%	1.26%	0.94%
Fee Waiver and/or Expense Reimbursement	-0.29%	-0.29%	-0.22%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(d)(e)	0.72%	0.97%	0.72%
(a)The Management Fee has been restated to reflect the management fee currently in effect.
(b)You may be charged a deferred sales charge of up to 0.75% if you did not pay an initial sales charge on an investment of $1 million or more in Class A shares and you redeem your shares within one year after purchase.
(c)Class Z shares are not currently offered.
(d)The Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement” have been restated to reflect the fee waiver and expense limitations currently in effect.
(e)Hotchkis & Wiley Capital Management, LLC has contractually agreed to waive management fees and/or reimburse expenses (excluding sales loads, taxes, leverage interest, brokerage commissions, redemption liquidity service expenses, if any, custodial overdraft fees, if any, acquired fund fees and expenses, if any, expenses incurred in connection with any merger or reorganization and extraordinary expenses) through August 29, 2027 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed the following limits: Class I –
0.70%, Class A – 0.95%, and Class Z – 0.70%. The agreement may only be terminated with the consent of the Board of Trustees.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the fee waiver/expense reimbursement in effect for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$74	$293	$530	$1,210
Class A	$619	$877	$1,154	$1,944
Class Z	$74	$278	$499	$1,135

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategy. Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its net assets plus borrowings for investment purposes in U.S. and non-U.S. companies (as defined below), which may include companies located or operating in established or emerging markets, that meet Hotchkis & Wiley Capital Management, LLC’s (the “Advisor”) definition of value. Under normal circumstances, the Fund will invest at least 40% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies located outside of the U.S. If the Advisor deems market conditions and/or company valuations less favorable for companies located outside the U.S., the Fund could invest less than 40%, but would invest at least 30% of its net assets in equity securities of companies located outside the U.S. The Advisor determines where a company is located, and thus whether a company is located outside the U.S. or in an emerging market, by referring to: its primary stock exchange listing; where it is registered, organized or incorporated; where its headquarters are located; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located. The Fund will allocate its assets among various regions and countries (but in no less than three different countries). In constructing the portfolio, the Advisor seeks to maintain exposure to a variety of non‑U.S. countries by evaluating each issuer’s primary economic ties (as described above) and allocating investments across multiple countries and regions based on

HOTCHKIS AND WILEY FUNDS	21

Fund Summary: Hotchkis and Wiley Funds
relative value opportunities, market conditions, and diversification considerations, rather than concentrating the Fund’s non‑U.S. investments in a single country or region (except where the Advisor determines such concentration is warranted based on these considerations). From time to time, a substantial portion of the Fund’s assets may be invested in companies located in a single country. The Fund invests in companies of any size market capitalization.

The Advisor believes value companies to be companies that are undervalued in the marketplace. The Advisor considers traditional and other measures of value, such as (1) whether the company is included in a third-party value benchmark; (2) whether the company falls below the relevant equity market index average for any “value” metric, such as price-to-earnings ratio; price-to-book value ratio; price-to-cash flow ratio; price-to-sales ratio; or enterprise value-to-EBITDA, among others; or (3) the Advisor determines, based on a reasonable, consistently applied investment process, that the company exhibits characteristics commonly associated with value investments, even if it does not satisfy one or more of the specific metrics described above. In making this determination, the Advisor generally considers whether the company’s market price appears to undervalue its intrinsic value, including due to factors such as temporary business or market dislocation, cyclical pressures, or the company being out of favor with investors. For example, the Advisor may determine that a company constitutes a value investment where its current market price is below the Advisor’s assessment of intrinsic value, as derived from a discounted cash flow analysis or comparable company valuation multiples; provided that such determination is supported by fundamental or valuation-based analysis and one or more valuation or financial indicators (which may include, among others, earnings, cash flow, asset values, or comparable company analysis), as applied within the Advisor’s investment process.

In addition to purchasing equity securities on exchanges where the companies are located, the Fund may purchase equity securities on exchanges other than where their companies are domiciled (often traded as dual listed securities) or in the form of Depositary Receipts, which include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or similar securities. The Fund will invest primarily in companies located in developed countries, but may invest up to 20% of its assets in emerging markets.

The Fund may enter into currency contracts (such as spot, forward and futures) to hedge foreign currency exposure.

The Fund seeks to invest in companies whose future prospects are misunderstood or not fully recognized by the market. The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior, such as investment decisions driven by emotions, biases, or cognitive errors. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research. With the exception of diversification guidelines, the Fund does not employ predetermined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) portfolio diversification. Relative valuation involves selling an investment when a company’s valuation metrics become high relative to comparable companies, the market, or its historical levels. Fundamental operating trends involves selling an investment when there is evidence of a decline in a company’s underlying business performance or industry conditions. Deterioration of fundamentals involves selling an investment when a company’s underlying business or industry fundamentals, such as revenue or earnings, weaken. Portfolio diversification refers to selling holdings to maintain balance, manage risk, and optimize returns.

As of the date of this Prospectus, the top sectors represented by the Fund’s underlying investments were financials and information technology. The Fund’s investments in various sectors may change over time.

Principal Investment Risks. As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of investing in the Fund are described in this section.

Market Risk. Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries represented in the securities markets. These factors include general domestic or foreign economic, political or financial market conditions, rates of economic growth and employment, trade and monetary policy, interest rates, inflation, and currency rates. Natural disasters, public health emergencies (including pandemics and epidemics), global conflict and war, military conflict, climate change, terrorism and other unforeseeable events that adversely affect individual companies, industries, sectors, and/or segments of the market, may lead to instability in world economies and markets and may have negative long-term effects. Any of such factors could have a materially negative impact on the value of the Fund’s shares or the liquidity of an investment and may result in increased market volatility. Financial markets also may be adversely affected by concerns regarding government debt levels, fiscal deficits, sovereign borrowing needs, and the sustainability of fiscal policies, which may contribute to increased interest rates, market volatility, reduced liquidity, or changes in investor sentiment.

Style Risk. The Advisor follows an investing style that favors value investments. Value investing style may over time go in and out of favor in certain market cycles. At times when the value investing style is out of favor the Fund's performance may be negatively impacted. Investors should be prepared to tolerate volatility in Fund returns.

Equity Securities Risk. Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally or particular industries represented by those markets, including poor management on the part of the stock's issuer, shrinking product demand and other business risks, such as rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence).

HOTCHKIS AND WILEY FUNDS	22

Fund Summary: Hotchkis and Wiley Funds
Capitalization Risk. Large cap companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies. Investments in small and mid-cap companies may involve more risk than investing in larger more established companies. Small and mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or mid-cap company may lose substantial value. In addition, small and mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Active Management Risk. The Fund is subject to active management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark. The Advisor may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant performance deviation relative to its benchmark. The Advisor does not seek to replicate the performance of any index.

Financials Sector Risk. As of the date of this Prospectus, the Fund currently invests a significant portion of its assets in companies in the financials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions. Changing interest rates could reduce the profitability of certain types of companies in the financials sector. Financial companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Significant events may have a negative impact on economies and financial markets worldwide, resulting in higher debt defaults, loan write-offs, and government intervention, and potentially the failure of some financial institutions, each of which would reduce investment performance of financials sector companies held by the Fund.

Information Technology Sector Risk. As of the date of this Prospectus, the Fund currently invests a significant portion of its assets in companies in the information technology sector. Factors such as failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new products may significantly affect the market value of securities of issuers in the information technology sector.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk. The Fund invests in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and may suffer from increased foreign government action, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to the investment risks associated with that region or country, although the Advisor does not intend to focus on a specific geographic region or country. Foreign securities can be less liquid and more difficult to value than other securities.

Adverse political, economic or social developments, as well as U.S. and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the Fund’s investments, prevent the Fund from realizing the full value of its investments or prevent the Fund from selling securities it holds.

Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

European Investments Risk. Exposure to investments in European countries may expose the Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries.

Emerging Market Risk. Foreign (non-U.S.) investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues. Taxation, restrictions on foreign investment and on currency convertibility and repatriation, currency fluctuations and other developments in laws and regulations of emerging markets could result in loss to the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. In addition, when investing in emerging market countries, there may be differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers. Emerging securities markets may have different clearance and settlement procedures, which

HOTCHKIS AND WILEY FUNDS	23

Fund Summary: Hotchkis and Wiley Funds
may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

Currency Risk. If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

Foreign Currency Exchange Contracts Risk. A foreign currency exchange contract involves the Fund’s purchase or sale of a specific currency on a spot basis or at a future date at a price set at the time of the contract. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, exchange rates and the underlying hedged assets. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

ADR and GDR Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. The bar chart shows the changes in the Fund’s performance from year to year for Class I shares (the class with the longest period of annual returns). However, the Fund’s Class A shares are subject to sales loads. Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than that shown. The table, which includes all applicable fees and sales charges, shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at https://www.hwcm.com/mutual-funds/resources/literature or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).

The inception dates for the Fund’s Class I and Class A shares are December 31, 2012 and August 30, 2013, respectively. Performance of Class A shares prior to August 30, 2013 reflects the historical performance of the Fund’s original share class (Class I) adjusted to reflect the higher operating expenses and sales charge of Class A shares.

Calendar Year Total Returns as of December 31

The calendar year-to-date return for the Fund’s Class I shares as of June 30, 2026 was 6.47%. During the period of time shown in the bar chart, the highest return for a calendar quarter was 32.15% (quarter ended December 31, 2020) and the lowest return for a calendar quarter was -36.13% (quarter ended March 31, 2020).

Average Annual Total Returns
(for the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Global Value Fund
Return Before Taxes – Class I	23.77%	14.15%	10.60%
Return After Taxes on Distributions – Class I	21.05%	12.12%	9.11%
Return After Taxes on Distributions and Sale of Fund Shares – Class I	15.81%	11.01%	8.38%
Return Before Taxes – Class A	16.96%	12.65%	9.72%
MSCI World Index (Net) USD (reflects no deduction for fees, expenses or taxes (except foreign withholding taxes))	21.09%	12.15%	12.17%

HOTCHKIS AND WILEY FUNDS	24

Fund Summary: Hotchkis and Wiley Funds
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are tax-exempt or who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides a tax deduction that benefits the investor.

Management

Advisor. Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
Scott McBride, CFA	Chief Executive Officer and Portfolio Manager	2012
Scott Rosenthal	Portfolio Manager	2012

Purchase and Sale of Fund Shares. You may purchase, exchange or redeem Fund shares on any day the New York Stock Exchange (“NYSE”) is open for trading by written request via mail (Hotchkis and Wiley Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252) or through a broker-dealer or other financial intermediary. You may also purchase Fund shares by wire transfer. You may exchange or redeem Fund shares by telephone at 1-866-HW-FUNDS (1-866-493-8637).

The minimum initial investment for Class I shares is $250,000. For Class A shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for IRAs. The minimum initial investment for Class Z shares will vary depending on the type of qualifying investor. The minimum subsequent investment in the Fund for all share classes is generally $100. The Fund is currently not offering Class Z shares to investors.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are tax-exempt or you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HOTCHKIS AND WILEY FUNDS	25

Fund Summary: Hotchkis and Wiley Funds
INTERNATIONAL VALUE FUND
Investment Objective. The Fund seeks capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Hotchkis and Wiley Funds. More information about these and other discounts is available from your financial professional and in the sections titled “About Class I, Class A, Class C and Class Z Shares” beginning on page 63 of the Prospectus, in Appendix A to the Prospectus, and in “Purchase of Shares” beginning on page 65 in the Fund’s Statement of Additional Information. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, on your purchases and sales of Class Z shares of the Fund, which are not reflected in the tables and example below.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A	Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None⁽ᵇ⁾	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A	Class Z
Management Fees(a)	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	2.90%	2.90%⁽ᶜ⁾	2.90%⁽ᶜ⁾
Total Annual Fund Operating Expenses	3.45%	3.70%	3.45%
Fee Waiver and/or Expense Reimbursement	-2.73%	-2.73%	-2.73%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement(d)(e)	0.72%	0.97%	0.72%
(a)The Management Fee has been restated to reflect the management fee currently in effect.
(b)You may be charged a deferred sales charge of up to 0.75% if you did not pay an initial sales charge on an investment of $1 million or more in Class A shares and you redeem your shares within one year after purchase.
(c)Class A and Class Z shares are not currently offered.
(d)The Fund’s “Total Annual Fund Operating Expenses After Fee and Expensed Reimbursement” has been restated to reflect the fee waiver and expense limitations currently in effect.
(e)Hotchkis & Wiley Capital Management, LLC has contractually agreed to waive management fees and/or reimburse expenses (excluding sales loads, taxes, leverage interest, brokerage commissions, redemption liquidity service expenses, if any, custodial overdraft fees, if any, acquired fund fees and expenses, if any, expenses incurred in connection with any merger or reorganization and extraordinary expenses) through August 29, 2027 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed the following limits: Class I – 0.70%, Class A – 0.95%, and Class Z – 0.70%. The agreement may only be terminated with the consent of the Board of Trustees.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the fee waiver/expense reimbursement in effect for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$74	$804	$1,558	$3,546
Class A	$619	$1,358	$2,116	$4,100
Class Z	$74	$804	$1,558	$3,546

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategy. The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings for investment purposes) primarily in non-U.S. companies (as defined below), which may include companies located or operating in developed or emerging markets, that meet Hotchkis & Wiley Capital Management, LLC’s (the “Advisor”) definition of value. The Advisor determines where a company is located, and thus whether a company is located outside the U.S. or in an emerging market, by referring to: (i) its primary stock exchange listing; (ii) where it is registered, organized or incorporated; (iii) where its headquarters are located; (iv) where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or (v) where at least 50% of its assets are located. The Fund will allocate its assets among various regions and countries (but in no less than three different countries). From time to time, a substantial portion of the Fund’s assets may be invested in companies located in a single country. The Fund invests in companies of any size market capitalization.

The Advisor believes value companies to be companies that are undervalued in the marketplace. The Advisor considers traditional and other measures of value, such as (1) whether the company is included in a third-party value benchmark; (2) whether the company falls below the relevant equity market index average for any “value” metric, such as price-to-earnings ratio; price-to-book value ratio; price-to-cash flow ratio; price-to-sales ratio; or enterprise value-to-EBITDA, among others; or (3) the Advisor determines, based on a reasonable, consistently applied investment process, that the company exhibits characteristics commonly

HOTCHKIS AND WILEY FUNDS	26

Fund Summary: Hotchkis and Wiley Funds
associated with value investments, even if it does not satisfy one or more of the specific metrics described above. In making this determination, the Advisor generally considers whether the company’s market price appears to undervalue its intrinsic value, including due to factors such as temporary business or market dislocation, cyclical pressures, or the company being out of favor with investors. For example, the Advisor may determine that a company constitutes a value investment where its current market price is below the Advisor’s assessment of intrinsic value, as derived from a discounted cash flow analysis or comparable company valuation multiples; provided that such determination is supported by fundamental or valuation-based analysis and one or more valuation or financial indicators (which may include, among others, earnings, cash flow, asset values, or comparable company analysis), as applied within the Advisor’s investment process.

In addition to purchasing equity securities on exchanges where the companies are located, the Fund may purchase equity securities on exchanges other than where their companies are domiciled (often traded as dual listed securities) or in the form of Depositary Receipts, which include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or similar securities.

The Fund may enter into currency contracts (such as spot, forward and futures) to hedge foreign currency exposure. The Fund will invest primarily in companies located in developed countries, but may invest up to 20% of its assets in emerging markets.

The Fund seeks to invest in companies whose future prospects are misunderstood or not fully recognized by the market. The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior, such as investment decisions driven by emotions, biases, or cognitive errors. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research. With the exception of diversification guidelines, the Fund does not employ predetermined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) portfolio diversification. Relative valuation involves selling an investment when a company’s valuation metrics become high relative to comparable companies, the market, or its historical levels. Fundamental operating trends involves selling an investment when there is evidence of a decline in a company’s underlying business performance or industry conditions. Deterioration of fundamentals involves selling an investment when a company’s underlying business or industry fundamentals, such as revenue or earnings, weaken. Portfolio diversification refers to selling holdings to maintain balance, manage risk, and optimize returns.

As of the date of this Prospectus, the top sector represented by the Fund’s underlying investments was financials. The Fund’s investments in various sectors may change over time.

Principal Investment Risks. As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of investing in the Fund are described in this section.

Market Risk. Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries represented in the securities markets. These factors include general domestic or foreign economic, political or financial market conditions, rates of economic growth and employment, trade and monetary policy, interest rates, inflation, and currency rates. Natural disasters, public health emergencies (including pandemics and epidemics), global conflict and war, military conflict, climate change, terrorism and other unforeseeable events that adversely affect individual companies, industries, sectors, and/or segments of the market, may lead to instability in world economies and markets and may have negative long-term effects. Any of such factors could have a materially negative impact on the value of the Fund’s shares or the liquidity of an investment and may result in increased market volatility. Financial markets also may be adversely affected by concerns regarding government debt levels, fiscal deficits, sovereign borrowing needs, and the sustainability of fiscal policies, which may contribute to increased interest rates, market volatility, reduced liquidity, or changes in investor sentiment.

Style Risk. The Advisor follows an investing style that favors value investments. Value investing style may over time go in and out of favor in certain market cycles. At times when the value investing style is out of favor the Fund's performance may be negatively impacted. Investors should be prepared to tolerate volatility in Fund returns.

Equity Securities Risk. Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally or particular industries represented by those markets, including poor management on the part of the stock's issuer, shrinking product demand and other business risks, such as rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence).

Capitalization Risk. Large cap companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies. Investments in small and mid-cap companies may involve more risk than investing in larger more established companies. Small and mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or mid-cap company may lose substantial value. In addition, small and mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Active Management Risk. The Fund is subject to active management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s

HOTCHKIS AND WILEY FUNDS	27

Fund Summary: Hotchkis and Wiley Funds
benchmark. The Advisor may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant performance deviation relative to its benchmark. The Advisor does not seek to replicate the performance of any index.

Financials Sector Risk. As of the date of this Prospectus, the Fund currently invests a significant portion of its assets in companies in the financials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions. Changing interest rates could reduce the profitability of certain types of companies in the financials sector. Financial companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Significant events may have a negative impact on economies and financial markets worldwide, resulting in higher debt defaults, loan write-offs, and government intervention, and potentially the failure of some financial institutions, each of which would reduce investment performance of financials sector companies held by the Fund.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk. The Fund invests in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and may suffer from increased foreign government action, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to the investment risks associated with that region or country, although the Advisor does not intend to focus on a specific geographic region or country. Foreign securities can be less liquid and more difficult to value than other securities.

Adverse political, economic or social developments, as well as U.S. and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the Fund’s investments, prevent the Fund from realizing the full value of its investments or prevent the Fund from selling securities it holds.

Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

European Investments Risk. Exposure to investments in European countries may expose the Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries.

Emerging Market Risk. Foreign (non-U.S.) investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues. Taxation, restrictions on foreign investment and on currency convertibility and repatriation, currency fluctuations and other developments in laws and regulations of emerging markets could result in loss to the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. In addition, when investing in emerging market countries, there may be differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

Currency Risk. If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

Foreign Currency Exchange Contracts Risk. A foreign currency exchange contract involves the Fund’s purchase or sale of a specific currency on a spot basis or at a future date at a price set at the time of the contract. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, exchange rates and the underlying hedged assets. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

ADR and GDR Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes

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Fund Summary: Hotchkis and Wiley Funds
international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. However, the Fund’s Class A shares are subject to sales loads. Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than that shown. The table, which includes all applicable fees and sales charges, shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance and an additional index that reflects the market sectors in which the Fund invests. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at https://www.hwcm.com/mutual-funds/resources/literature or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).

The inception date for the Fund’s Class I shares is December 31, 2015.

Calendar Year Total Returns as of December 31

The calendar year-to-date return for the Fund’s Class I shares as of June 30, 2026 was 12.88%. During the period of time shown in the bar chart, the highest return for a calendar quarter was 30.35% (quarter ended December 31, 2020) and the lowest return for a calendar quarter was -36.78% (quarter ended March 31, 2020).

Average Annual Total Returns
(for the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
International Value Fund
Return Before Taxes – Class I	41.39%	15.49%	9.90%
Return After Taxes on Distributions – Class I	36.87%	13.64%	8.51%
Return After Taxes on Distributions and Sale of Fund Shares – Class I	28.34%	12.43%	7.93%
MSCI World Index (Net) USD (reflects no deduction for fees, expenses or taxes)	21.09%	12.15%	12.17%
MSCI World ex-USA Index (Net) USD (reflects no deduction for fees, expenses or taxes)	31.85%	9.46%	8.55%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are tax-exempt or who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides a tax deduction that benefits the investor.

Management

Advisor. Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
Scott Rosenthal	Portfolio Manager	2015
Hunter Doble, CFA	Portfolio Manager	2018
David Green, CFA	Portfolio Manager	2015

Purchase and Sale of Fund Shares. You may purchase, exchange or redeem Fund shares on any day the New York Stock Exchange (“NYSE”) is open for trading by written request via mail (Hotchkis and Wiley Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252) or through a broker-dealer or other

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Fund Summary: Hotchkis and Wiley Funds
financial intermediary. You may also purchase Fund shares by wire transfer. You may exchange or redeem Fund shares by telephone at 1-866-HW-FUNDS (1-866-493-8637).

The minimum initial investment for Class I shares is $250,000. For Class A shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for IRAs. The minimum initial investment for Class Z shares will vary depending on the type of qualifying investor. The minimum subsequent investment in the Fund for all share classes is generally $100. The Fund is currently not offering Class A or Class Z shares to investors.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are tax-exempt or you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HOTCHKIS AND WILEY FUNDS	30

Fund Summary: Hotchkis and Wiley Funds
INTERNATIONAL SMALL CAP DIVERSIFIED VALUE FUND
Investment Objective. The Fund seeks capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Hotchkis and Wiley Funds. More information about these and other discounts is available from your financial professional and in the sections titled “About Class I, Class A, Class C and Class Z Shares” beginning on page 63 of the Prospectus, in Appendix A to the Prospectus, and in “Purchase of Shares” beginning on page 65 in the Fund’s Statement of Additional Information. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, on your purchases and sales of Class Z shares of the Fund, which are not reflected in the tables and example below.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A	Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None⁽ᵇ⁾	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A	Class Z
Management Fees(a)	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	4.61%	4.61%⁽ᶜ⁾	4.61%⁽ᶜ⁾
Total Annual Fund Operating Expenses	5.31%	5.56%	5.31%
Fee Waiver and/or Expense Reimbursement	-4.41%	-4.41%	-4.41%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement(d)(e)	0.90%	1.15%	0.90%
(a)The Management Fee has been restated to reflect the management fee currently in effect.
(b)You may be charged a deferred sales charge of up to 0.75% if you did not pay an initial sales charge on an investment of $1 million or more in Class A shares and you redeem your shares within one year after purchase.
(c)Class A and Class Z shares are not currently offered.
(d)The Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement” has been restated to reflect the fee waiver and expense limitations currently in effect.
(e)Hotchkis & Wiley Capital Management, LLC has contractually agreed to waive management fees and/or reimburse expenses (excluding sales loads, taxes, leverage interest, brokerage commissions, redemption liquidity service expenses, if any, custodial overdraft fees, if any, acquired fund fees and expenses, if any, expenses incurred in connection with any merger or reorganization and extraordinary expenses) through August 29, 2027 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed the following limits: Class I –
0.89%, Class A – 1.14%, and Class Z – 0.89%. The agreement may only be terminated with the consent of the Board of Trustees.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the fee waiver/expense reimbursement in effect for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$92	$1,194	$2,289	$4,998
Class A	$636	$1,724	$2,800	$5,438
Class Z	$92	$1,194	$2,289	$4,998

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategy. Under normal circumstances, the Fund invests at least 80% of its net assets plus borrowings for investment purposes in equity securities of non-U.S. small capitalization companies, which may include companies located or operating in developed or emerging markets, that meet Hotchkis & Wiley Capital Management, LLC’s (the “Advisor”) definition of value. The Advisor determines where a company is located, and thus whether a company is located outside the U.S. or in an emerging market, by referring to: (i) its primary stock exchange listing; (ii) where it is registered, organized or incorporated; (iii) where its headquarters are located; (iv) where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or (v) where at least 50% of its assets are located. The Fund will allocate its assets among various regions and countries (but in no less than three different countries). From time to time, a substantial portion of the Fund’s assets may be invested in companies located in a single country.

Small capitalization companies are defined as those companies that have market capitalizations not greater than that of the largest company included in the MSCI World ex-USA Small Cap Index (the “Index”) over the prior twelve months. The Index is a free-float adjusted market capitalization-weighted index that is designed to measure the equity market performance of smaller capitalization stocks in developed markets, excluding the U.S. market. The market capitalization range of the Index changes constantly, but as of June 30, 2026, the total market capitalization of the largest company included in the Index was

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Fund Summary: Hotchkis and Wiley Funds
$16.1 billion. Securities of companies whose market capitalizations no longer meet this definition after purchase may continue to be held in the Fund.

The Advisor believes value companies to be companies the Advisor believes are undervalued in the marketplace. The Advisor considers traditional and other measures of value, such as (1) whether the company is included in a third-party value benchmark; (2) whether the company falls below the relevant equity market index average for any “value” metric, such as price-to-earnings ratio; price-to-book value ratio; price-to-cash flow ratio; price-to-sales ratio; or enterprise value-to-EBITDA, among others; or (3) the Advisor determines, based on a reasonable, consistently applied investment process, that the company exhibits characteristics commonly associated with value investments, even if it does not satisfy one or more of the specific metrics described above. In making this determination, the Advisor generally considers whether the company’s market price appears to undervalue its intrinsic value, including due to factors such as temporary business or market dislocation, cyclical pressures, or the company being out of favor with investors. For example, the Advisor may determine that a company constitutes a value investment where its current market price is below the Advisor’s assessment of intrinsic value, as derived from a discounted cash flow analysis or comparable company valuation multiples; provided that such determination is supported by fundamental or valuation-based analysis and one or more valuation or financial indicators (which may include, among others, earnings, cash flow, asset values, or comparable company analysis), as applied within the Advisor’s investment process.

In addition to purchasing equity securities on exchanges where the companies are located, the Fund may purchase equity securities on exchanges other than where their companies are domiciled (often traded as dual listed securities) or in the form of Depositary Receipts, which include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or similar securities. The Fund will invest primarily in companies located in developed countries, but may invest up to 20% of its assets in emerging markets.

The Fund may enter into currency contracts (such as spot, forward and futures) to hedge foreign currency exposure.

The Fund seeks to invest in companies whose future prospects are misunderstood or not fully recognized by the market. The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior, such as investment decisions driven by emotions, biases, or cognitive errors. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process based on a proprietary model that is augmented with internally-generated fundamental research. The Fund seeks broad diversified exposure to these investment opportunities by, under normal conditions, holding equity securities of approximately 250 to 300 different companies. With the exception of diversification guidelines, the Fund does not employ pre-determined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) portfolio diversification. Relative valuation involves selling an investment when a company’s valuation metrics become high relative to comparable companies, the market, or its historical levels. Fundamental operating trends involves selling an investment when there is evidence of a decline in a company’s underlying business performance or industry conditions. Deterioration of fundamentals involves selling an investment when a company’s underlying business or industry fundamentals, such as revenue or earnings, weaken. Portfolio diversification refers to selling holdings to maintain balance, manage risk, and optimize returns.

As of the date of this Prospectus, the top sectors represented by the Fund’s underlying investments were financials and industrials. The Fund’s investments in various sectors may change over time.

Principal Investment Risks. As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of investing in the Fund are described in this section.

Market Risk. Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries represented in the securities markets. These factors include general domestic or foreign economic, political or financial market conditions, rates of economic growth and employment, trade and monetary policy, interest rates, inflation, and currency rates. Natural disasters, public health emergencies (including pandemics and epidemics), global conflict and war, military conflict, climate change, terrorism and other unforeseeable events that adversely affect individual companies, industries, sectors, and/or segments of the market, may lead to instability in world economies and markets and may have negative long-term effects. Any of such factors could have a materially negative impact on the value of the Fund’s shares or the liquidity of an investment and may result in increased market volatility. Financial markets also may be adversely affected by concerns regarding government debt levels, fiscal deficits, sovereign borrowing needs, and the sustainability of fiscal policies, which may contribute to increased interest rates, market volatility, reduced liquidity, or changes in investor sentiment.

Style Risk. The Advisor follows an investing style that favors value investments. Value investing style may over time go in and out of favor in certain market cycles. At times when the value investing style is out of favor the Fund’s performance may be negatively impacted. Investors should be prepared to tolerate volatility in Fund returns.

Equity Securities Risk. Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally or particular industries represented by those markets, including poor management on the part of the stock's issuer, shrinking product demand and other business risks, such as rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence).

Small and Mid-Cap Companies Risk. Investment in small and mid-cap companies may involve more risk than investing in larger, more

HOTCHKIS AND WILEY FUNDS	32

Fund Summary: Hotchkis and Wiley Funds
established companies. Small and mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or mid-cap company may lose substantial value. In addition, small and mid-cap companies may have less access to capital markets during times of market distress.

Active Management Risk. The Fund is subject to active management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark. The Advisor may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant performance deviation relative to its benchmark. The Advisor does not seek to replicate the performance of any index.

Industrials Sector Risk. As of the date of this Prospectus, the Fund currently invests a significant portion of its assets in companies in the industrials sector. The industrials sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, and government regulation.

Financials Sector Risk. As of the date of this Prospectus, the Fund currently invests a significant portion of its assets in companies in the financials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions. Changing interest rates could reduce the profitability of certain types of companies in the financials sector. Financial companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Significant events may have a negative impact on economies and financial markets worldwide, resulting in higher debt defaults, loan write-offs, and government intervention, and potentially the failure of some financial institutions, each of which would reduce investment performance of financials sector companies held by the Fund.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk. The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and may suffer from increased foreign government action, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to the investment risks associated with that region or country, although the Advisor does not intend to focus on a specific geographic region or country. Foreign securities can be less liquid and more difficult to value than other securities.

Adverse political, economic or social developments, as well as U.S. and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the Fund’s investments, prevent the Fund from realizing the full value of its investments or prevent the Fund from selling securities it holds.

Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

European Investments Risk. Exposure to investments in European countries may expose the Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries.

Japan Risk. Investments in securities of Japanese issuers involve risks associated with economic, political, regulatory, and market developments in Japan. Japan's economy is highly dependent on international trade and global supply chains and may be adversely affected by trade disputes, tariffs, sanctions, changes in international trade policies, geopolitical tensions, and economic conditions in key trading partners. Economic growth may be affected by factors including demographic trends such as an aging population and declining birth rates, labor market constraints, periods of low inflation or inflationary pressures, changes in consumer spending, and government fiscal and monetary policies.

Japan's financial markets may be affected by changes in interest rates, public debt levels, currency exchange rates, and actions taken by the Bank of Japan or other governmental authorities. The value of investments denominated in Japanese yen may fluctuate significantly relative to the U.S. dollar and other currencies. Political developments, regional security concerns, strained international relations, or disruptions affecting major industries may adversely impact Japanese issuers and financial markets.

In addition, Japan is particularly vulnerable to natural disasters and other catastrophic events, including earthquakes, tsunamis, volcanic eruptions, typhoons, flooding, and other severe weather events, which could disrupt economic activity, damage infrastructure, impair business operations, and negatively affect the value of the Fund's investments.

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Fund Summary: Hotchkis and Wiley Funds

Emerging Market Risk. Foreign (non-U.S.) investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues. Taxation, restrictions on foreign investment and on currency convertibility and repatriation, currency fluctuations and other developments in laws and regulations of emerging markets could result in loss to the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. In addition, when investing in emerging market countries, there may be differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

Currency Risk. If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

Foreign Currency Exchange Contracts Risk. A foreign currency exchange contract involves the Fund’s purchase or sale of a specific currency on a spot basis or at a future date at a price set at the time of the contract. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, exchange rates and the underlying hedged assets. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

ADR and GDR Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. The bar chart shows the Fund’s performance for Class I shares. The table, which includes all applicable fees and sales charges, shows how the Fund’s average annual returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance and an additional index that reflects the market sectors in which the Fund invests. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at https://www.hwcm.com/mutual-funds/resources/literature or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).

Calendar Year Total Returns as of December 31

The calendar year-to-date return for the Fund’s Class I shares as of June 30, 2026 was 9.08%. During the period shown in the bar chart, the highest return for a calendar quarter was 18.60% (quarter ended December 31, 2022) and the lowest return for a calendar quarter was -12.35% (quarter ended June 30, 2022).

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Fund Summary: Hotchkis and Wiley Funds
Average Annual Total Returns
(for the periods ended December 31, 2025)

	1 Year	5 Years	Since Inception (06/30/20)
International Small Cap Diversified Value Fund
Return Before Taxes – Class I	30.93%	11.91%	16.42%
Return After Taxes on Distributions – Class I	29.88%	8.42%	12.98%
Return After Taxes on Distributions and Sale of Fund Shares – Class I	19.66%	8.50%	12.33%
MSCI World Index (Net) USD (reflects no deduction for fees, expenses or taxes)	21.09%	12.15%	15.23%
MSCI World ex-USA Small Cap Index (Net) USD (reflects no deduction for fees, expenses or taxes)	34.07%	6.49%	10.96%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are tax-exempt or who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides a tax deduction that benefits the investor.

Management

Advisor. Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
Judd Peters, CFA	Portfolio Manager	2020
Ryan Thomes, CFA	Portfolio Manager	2020

Purchase and Sale of Fund Shares. You may purchase, exchange or redeem Fund shares on any day the New York Stock Exchange (“NYSE”) is open for trading by written request via mail (Hotchkis and Wiley Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252) or through a broker-dealer or other financial intermediary. You may also purchase Fund shares by wire transfer. You may exchange or redeem Fund shares by telephone at 1-866-HW-FUNDS (1-866-493-8637).

The minimum initial investment for Class I shares is $250,000. For Class A shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for individual retirement accounts (“IRAs”). The minimum initial investment for Class Z shares will vary depending on the type of qualifying investor. The minimum subsequent investment in the Fund for all share classes is generally $100. The Fund is currently not offering Class A or Class Z shares to investors.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are tax-exempt or you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund Summary: Hotchkis and Wiley Funds
OPPORTUNITIES FUND
Investment Objective. The Fund seeks capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Hotchkis and Wiley Funds. More information about these and other discounts is available from your financial professional and in the sections titled “About Class I, Class A, Class C and Class Z Shares” beginning on page 63 of the Prospectus, in Appendix A to the Prospectus, and in “Purchase of Shares” beginning on page 65 of the Fund’s Statement of Additional Information. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, on your purchases and sales of Class Z shares of the Fund, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A	Class C	Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None⁽ᵃ⁾	1.00%	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A	Class C	Class Z
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%	1.00%	None
Other Expenses	0.20%	0.20%	0.18%	0.11%
Total Annual Fund Operating Expenses(b)	0.95%	1.20%	1.93%	0.86%
(a)You may be charged a deferred sales charge of up to 0.75% if you did not pay an initial sales charge on an investment of $1 million or more in Class A shares and you redeem your shares within one year after purchase.
(b)Hotchkis & Wiley Capital Management, LLC has contractually agreed to waive management fees and/or reimburse expenses (excluding sales loads, taxes, leverage interest, brokerage commissions, redemption liquidity service expenses, if any, custodial overdraft fees, if any, acquired fund fees and expenses, if any, expenses incurred in connection with any merger or reorganization and extraordinary expenses) through August 29, 2027 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed the following limits: Class I – 1.15%, Class A – 1.40%, Class C – 2.15% and Class Z – 1.15%. The agreement may only be terminated with the consent of the Board of Trustees.

Example. These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The first example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, followed by an example that assumes you do not redeem your Class C shares at the end of the periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$97	$303	$525	$1,166
Class A	$641	$886	$1,150	$1,903
Class C	$296	$606	$1,042	$2,064
Class Z	$88	$274	$477	$1,061

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$196	$606	$1,042	$2,064

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

Principal Investment Strategy. The Fund normally invests in equity securities, such as common stock, preferred stock and convertible securities, of any size market capitalization, and investment grade and high yield (“junk bonds”) fixed income securities. Hotchkis & Wiley Capital Management, LLC (the “Advisor”) selects companies that it believes have strong capital appreciation potential. The Fund may invest in foreign (non-U.S.) securities. The Fund’s investments in foreign securities may be direct investments or in the form of American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund may enter into currency contracts (such as spot, forward and futures) to hedge foreign currency exposure. The Fund may also use futures, options, swaps and other derivatives (a financial contract with a value that depends on, or is derived from, the value of an underlying asset, reference rate or index) as a substitute for taking a position in the underlying asset, as part of a strategy designed to reduce exposure to other risks and/or to manage cash. The Fund is classified as a “non-diversified fund” under the Investment Company Act of 1940, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.

The Fund seeks to invest in companies whose future prospects are misunderstood or not fully recognized by the market. The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior, such as investment

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Fund Summary: Hotchkis and Wiley Funds
decisions driven by emotions, biases, or cognitive errors. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research.

The Fund does not employ predetermined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) portfolio diversification. Relative valuation involves selling an investment when a company’s valuation metrics become high relative to comparable companies, the market, or its historical levels. Fundamental operating trends involves selling an investment when there is evidence of a decline in a company’s underlying business performance or industry conditions. Deterioration of fundamentals involves selling an investment when a company’s underlying business or industry fundamentals, such as revenue or earnings, weaken. Portfolio diversification refers to selling holdings to maintain balance, manage risk, and optimize returns.

As of the date of this Prospectus, the top sector represented by the Fund’s underlying investments was information technology. The Fund’s investments in various sectors may change over time.

Principal Investment Risks. As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of investing in the Fund are described in this section.

Market Risk. Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries represented in the securities markets. These factors include general domestic or foreign economic, political or financial market conditions, rates of economic growth and employment, trade and monetary policy, interest rates, inflation, and currency rates. Natural disasters, public health emergencies (including pandemics and epidemics), global conflict and war, military conflict, climate change, terrorism and other unforeseeable events that adversely affect individual companies, industries, sectors, and/or segments of the market, may lead to instability in world economies and markets and may have negative long-term effects. Any of such factors could have a materially negative impact on the value of the Fund’s shares or the liquidity of an investment and may result in increased market volatility. Financial markets also may be adversely affected by concerns regarding government debt levels, fiscal deficits, sovereign borrowing needs, and the sustainability of fiscal policies, which may contribute to increased interest rates, market volatility, reduced liquidity, or changes in investor sentiment.

Style Risk. The Advisor follows an investing style that favors value investments. Value investing style may over time go in and out of favor in certain market cycles. At times when the value investing style is out of favor the Fund's performance may be negatively impacted. Investors should be prepared to tolerate volatility in Fund returns.

Equity Securities Risk. Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally or particular industries represented by those markets, including poor management on the part of the stock's issuer, shrinking product demand and other business risks, such as rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence).

Capitalization Risk. Large cap companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies. Investment in small and mid-cap companies may involve more risk than investing in larger, more established companies. Small and mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or mid-cap company may lose substantial value. In addition, small and mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Fixed Income Securities Risk. Fixed income securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Fixed income securities are also subject to interest rate risk, income risk, and call risk.

Active Management Risk. The Fund is subject to active management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark. The Advisor may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant performance deviation relative to its benchmark. The Advisor does not seek to replicate the performance of any index.

Information Technology Sector Risk. As of the date of this Prospectus, the Fund currently invests a significant portion of its assets in companies in the information technology sector. Factors such as failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new products may significantly affect the market value of securities of issuers in the information technology sector.

Non-Diversification Risk. The Fund is non-diversified under federal securities laws, meaning the Fund can invest a greater portion of its assets in the securities of any one issuer than can a diversified fund. Investing in a non-diversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a non-diversified fund. The Fund’s share values could fluctuate more than those of funds holding more securities in their portfolios.

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Fund Summary: Hotchkis and Wiley Funds

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk. The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and may suffer from increased foreign government action, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to the investment risks associated with that region or country, although the Advisor does not intend to focus on a specific geographic region or country. Foreign securities can be less liquid and more difficult to value than other securities.

Adverse political, economic or social developments, as well as U.S. and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the Fund’s investments, prevent the Fund from realizing the full value of its investments or prevent the Fund from selling securities it holds.

Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of increases in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

Income Risk. The Fund is subject to income risk, which is the risk that the Fund’s income will decline during periods of falling interest rates. If the Fund’s income is reduced, distributions by the Fund to shareholders may be less.

Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Convertible Securities Risk. Convertible securities are generally preferred stocks and other securities, including fixed income securities, which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. A convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security’s underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. In the event of a liquidation of the underlying company, holders of convertible securities may be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Liquidity Risk. To the extent that a security is difficult to sell (whether because of a lack of an active market or because of unusual market conditions), the Fund may either be forced to accept a lower price for it or may have to continue to hold the security. Either outcome could adversely affect Fund performance. In addition, the Fund may be unable to meet redemption requests in extreme conditions and may be unable to achieve its desired level of exposure to a certain asset class or sector. To the extent that the Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have increased exposure to liquidity risk.

Call Risk. Call risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than its maturity (a call). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

High Yield Risk. The Fund’s investments in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may subject the Fund to greater levels of credit, call and liquidity risk than funds that do not invest in such securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities of similar maturity. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Currency Risk. If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

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Fund Summary: Hotchkis and Wiley Funds

Foreign Currency Exchange Contracts Risk. A foreign currency exchange contract involves the Fund’s purchase or sale of a specific currency on a spot basis or at a future date at a price set at the time of the contract. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, exchange rates and the underlying hedged assets. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Credit Ratings and Unrated Securities Risks. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund may purchase unrated securities (which are not rated by a rating agency and may be less liquid) if its portfolio managers determine that the security is of comparable quality to a rated security that the Fund may purchase. To the extent that the Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio managers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Derivatives Risk. A derivative is a financial contract with a value that depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund’s use of derivative instruments (such as futures, swaps and structured securities) involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. In addition, the Fund’s use of derivatives may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the creditworthiness of the Fund’s clearing broker, or the clearinghouse itself, rather than to a counterparty in an OTC derivative transaction.

Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

ADR and GDR Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. The bar chart shows changes in the Fund’s performance from year to year for Class I shares (the class with the longest period of annual returns). However, the Fund’s Class A and Class C shares are subject to sales loads. Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown. The table, which includes all applicable fees and sales charges, shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance and an additional index that reflects the market sectors in which the Fund invests. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at https://www.hwcm.com/mutual-funds/resources/literature or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).

The inception dates for the Fund’s Class I, Class A, Class C and Class Z shares are December 31, 2002, December 31, 2002, August 28, 2003 and September 30, 2019, respectively. Performance of Class Z shares prior to September 30, 2019 reflects the historical performance of the Fund’s original share class (Class I).

Calendar Year Total Returns as of December 31

The calendar year-to-date return for the Fund’s Class I shares as of June 30, 2026 was 6.29%. During the period shown in the bar chart, the

HOTCHKIS AND WILEY FUNDS	39

Fund Summary: Hotchkis and Wiley Funds
highest return for a quarter was 29.15% (quarter ended December 31, 2020) and the lowest return for a quarter was -32.99% (quarter ended March 31, 2020).

Average Annual Total Returns
(for the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Opportunities Fund
Return Before Taxes – Class I	14.55%	14.93%	12.38%
Return After Taxes on Distributions – Class I	13.35%	12.89%	10.76%
Return After Taxes on Distributions and Sale of Fund Shares – Class I	9.08%	11.57%	9.78%
Return Before Taxes – Class A	8.28%	13.42%	11.49%
Return Before Taxes – Class C	12.45%	13.82%	11.28%
Return Before Taxes – Class Z	14.69%	15.03%	12.44%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes)	15.71%	11.18%	10.46%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are tax-exempt or who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides a tax deduction that benefits the investor.

Management

Advisor. Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
George H. Davis, Jr.	Executive Chairman and Portfolio Manager	2002
David Green, CFA	Portfolio Manager	2002

Purchase and Sale of Fund Shares. You may purchase, exchange or redeem Fund shares on any day the New York Stock Exchange (“NYSE”) is open for trading by written request via mail (Hotchkis and Wiley Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252,
Kansas City, Missouri 64121-9252) or through a broker-dealer or other financial intermediary. You may also purchase Fund shares by wire transfer. You may exchange or redeem Fund shares by telephone at 1-866-HW-FUNDS (1-866-493-8637).

The minimum initial investment for Class I shares is $250,000. For Class A and Class C shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for IRAs. The minimum initial investment for Class Z shares will vary depending on the type of qualifying investor. The minimum subsequent investment in the Fund for all share classes is generally $100.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are tax-exempt or you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund Summary: Hotchkis and Wiley Funds
HIGH YIELD FUND
Investment Objectives. The Fund seeks high current income combined with the opportunity for capital appreciation to maximize total return.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Hotchkis and Wiley Funds. More information about these and other discounts is available from your financial professional and in the sections titled “About Class I, Class A, Class C and Class Z Shares” beginning on page 63 of the Prospectus, in Appendix A to the Prospectus, and in “Purchase of Shares” beginning on page 65 of the Fund’s Statement of Additional Information. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, on your purchases and sales of Class Z shares of the Fund, which are not reflected in the tables and example below.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A	Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None⁽ᵃ⁾	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A	Class Z
Management Fees	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.22%	0.20%	0.11%
Total Annual Fund Operating Expenses	0.77%	1.00%	0.66%
Fee Waiver and/or Expense Reimbursement	-0.07%	-0.06%	-0.06%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(b)	0.70%	0.94%	0.60%
(a)You may be charged a deferred sales charge of up to 0.75% if you did not pay an initial sales charge on an investment of $1 million or more in Class A shares and you redeem your shares within one year after purchase.
(b)Hotchkis & Wiley Capital Management, LLC has contractually agreed to waive management fees and/or reimburse expenses (excluding sales loads, taxes, leverage interest, brokerage commissions, redemption liquidity service expenses, if any, custodial overdraft fees, if any, acquired fund fees and expenses, if any, expenses incurred in connection with any merger or reorganization and extraordinary expenses) through August 29, 2027 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed the following limits: Class I – 0.70%, Class A – 0.95%, and Class Z – 0.60%. The agreement may only be terminated with the consent of the Board of Trustees.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5%
return each year and that the Fund’s operating expenses remain the same, taking into account the fee waiver/expense reimbursement in effect for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$72	$239	$421	$948
Class A	$467	$676	$901	$1,548
Class Z	$61	$205	$362	$817

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategy. The Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in a diversified portfolio of high yield securities, rated below investment grade (i.e., rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or, if unrated, determined by Hotchkis & Wiley Capital Management, LLC (the “Advisor”) to be of comparable quality) (“junk bonds”). The Fund may also use futures, swaps and other derivatives (a financial contract with a value that depends on, or is derived from, the value of an underlying asset, reference rate or index) as a substitute for taking a position in the underlying asset, as part of a strategy designed to reduce exposure to other risks and/or to manage cash. For purposes of the 80% test, derivatives will be valued at notional value. The Fund may invest in mortgage- or asset-backed securities. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration with U.S. Securities and Exchange Commission pursuant to Regulation S (“Regulation S Securities”) under the 1933 Act.

The Fund may not invest more than 10% of its total assets in fixed income securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Advisor to be of comparable quality. The Fund may also invest in investment grade fixed income instruments. The average portfolio duration of the Fund normally will vary within two years (plus or minus) of the duration of the ICE BofA BB-B U.S. High Yield Constrained Index, which as of June 30, 2026 was 3.03 years. Duration measures the price sensitivity of a bond to changes in interest rates, calculated by the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows. For example, the share price of a fund with a duration of three years would

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Fund Summary: Hotchkis and Wiley Funds
be expected to fall approximately 3% if interest rates rose by one percentage point.

The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Advisor attempts to identify areas of the bond market that are undervalued relative to the rest of the market.

In selecting securities for the Fund, the Advisor develops an outlook for credit markets, interest rates, currency exchange rates and the economy, analyzes individual credit and call risks, and uses other security selection techniques. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the Advisor’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

Principal Investment Risks. As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of investing in the Fund are described in this section.

Market Risk. Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries represented in the securities markets. These factors include general domestic or foreign economic, political or financial market conditions, rates of economic growth and employment, trade and monetary policy, interest rates, inflation, and currency rates. Natural disasters, public health emergencies (including pandemics and epidemics), global conflict and war, military conflict, climate change, terrorism and other unforeseeable events that adversely affect individual companies, industries, sectors, and/or segments of the market, may lead to instability in world economies and markets and may have negative long-term effects. Any of such factors could have a materially negative impact on the value of the Fund’s shares or the liquidity of an investment and may result in increased market volatility. Financial markets also may be adversely affected by concerns regarding government debt levels, fiscal deficits, sovereign borrowing needs, and the sustainability of fiscal policies, which may contribute to increased interest rates, market volatility, reduced liquidity, or changes in investor sentiment.

Fixed Income Securities Risk. Fixed income securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Fixed income securities are also subject to interest rate risk, income risk, and call risk.

High Yield Risk. The Fund’s investments in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may subject the Fund to greater levels of credit, call and liquidity risk than funds that do not invest in such securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities of similar maturity. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Active Management Risk. The Fund is subject to active management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark. The Advisor may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant performance deviation relative to its benchmark. The Advisor does not seek to replicate the performance of any index.

Income Risk. The Fund is subject to income risk, which is the risk that the Fund’s income will decline during periods of falling interest rates. If the Fund’s income is reduced, distributions by the Fund to shareholders may be less.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk. The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and may suffer from increased foreign government action, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to the investment risks associated with that region or country, although the Advisor does not intend to focus on a specific geographic region or country. Foreign securities can be less liquid and more difficult to value than other securities.

Adverse political, economic or social developments, as well as U.S. and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the Fund’s investments, prevent the Fund from realizing the full value of its investments or prevent the Fund from selling securities it holds.

Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities,

HOTCHKIS AND WILEY FUNDS	42

Fund Summary: Hotchkis and Wiley Funds
changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of increases in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Call Risk. Call risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than its maturity (a call). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Liquidity Risk. To the extent that a security is difficult to sell (whether because of a lack of an active market or because of unusual market conditions), the Fund may either be forced to accept a lower price for it or may have to continue to hold the security. Either outcome could adversely affect Fund performance. In addition, the Fund may be unable to meet redemption requests in extreme conditions and may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund’s investments include foreign (non-U.S.) securities, Rule 144A Securities and Regulation S Securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have increased exposure to liquidity risk. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Fund. However, their resale in the U.S. is permitted only in limited circumstances.

Derivatives Risk. A derivative is a financial contract with a value that depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund’s use of derivative instruments (such as futures, swaps and structured securities) involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. In addition, the Fund’s use of derivatives may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the creditworthiness of the Fund’s clearing broker, or the clearinghouse itself, rather than to a counterparty in an OTC derivative transaction.

Mortgage-Related and Other Asset-Backed Securities Risk. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. Asset-backed securities are subject to risks similar to those associated with mortgage-related securities.

Emerging Market Risk. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities that are economically tied to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues. Taxation, restrictions on foreign investment and on currency convertibility and repatriation, currency fluctuations and other developments in laws and regulations of emerging markets could result in loss to the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. In addition, when investing in emerging market countries, there may be differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

Currency Risk. If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Credit Ratings and Unrated Securities Risk. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund may purchase unrated securities (which are not rated by a rating agency and may be less liquid) if its portfolio managers determine that the security is of comparable quality to a rated security that the Fund may purchase. To

HOTCHKIS AND WILEY FUNDS	43

Fund Summary: Hotchkis and Wiley Funds
the extent that the Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio managers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. The bar chart shows changes in the Fund’s performance from year to year for Class I shares (the class with the longest period of annual returns). However, the Fund’s Class A shares are subject to sales loads. Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown. The table, which includes all applicable fees and sales charges, shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance and an additional index that reflects the market sectors in which the Fund invests. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at https://www.hwcm.com/mutual-funds/resources/literature or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).

The inception dates for the Fund’s Class I, Class A and Class Z shares are March 31, 2009, May 29, 2009, and March 29, 2018, respectively. Performance figures prior to the inception date of the Class Z shares reflect the historical performance of the Fund’s original share class (Class I).

Calendar Year Total Returns as of December 31

The calendar year-to-date return for the Fund’s Class I shares as of June 30, 2026 was 1.69%. During the period shown in the bar chart, the highest return for a calendar quarter was 10.22% (quarter ended June 30, 2020) and the lowest return for a calendar quarter was -17.19% (quarter ended March 31, 2020).

Average Annual Total Returns
(for the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
High Yield Fund
Return Before Taxes – Class I	7.25%	4.58%	5.61%
Return After Taxes on Distributions – Class I	4.56%	2.22%	3.11%
Return After Taxes on Distributions and Sale of Fund Shares – Class I	4.25%	2.45%	3.20%
Return Before Taxes – Class A	2.93%	3.53%	4.92%
Return Before Taxes – Class Z	7.26%	4.67%	5.68%
ICE BofA U.S. Corporate Bond Index (reflects no deduction for fees, expenses or taxes)	7.78%	0.11%	3.36%
ICE BofA BB-B U.S. High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	8.81%	4.17%	6.08%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are tax-exempt or who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides a tax deduction that benefits the investor.

Management

Advisor. Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
Ray Kennedy, CFA	Portfolio Manager	2009
Mark Hudoff	Portfolio Manager	2009
Daniel McKenzie, CFA	Portfolio Manager	2024
Patrick Meegan, CPA	Portfolio Manager	2012
Richard Mak, CFA	Portfolio Manager	2014

HOTCHKIS AND WILEY FUNDS	44

Fund Summary: Hotchkis and Wiley Funds
Purchase and Sale of Fund Shares. You may purchase, exchange or redeem Fund shares on any day the New York Stock Exchange (“NYSE”) is open for trading by written request via mail (Hotchkis and Wiley Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252) or through a broker-dealer or other financial intermediary. You may also purchase Fund shares by wire transfer. You may exchange or redeem Fund shares by telephone at 1-866-HW-FUNDS (1-866-493-8637).

The minimum initial investment for Class I shares is $250,000. For Class A shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for IRAs. The minimum initial investment for Class Z shares will vary depending on the type of qualifying investor. The minimum subsequent investment in the Fund for all share classes is generally $100.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are tax-exempt or you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HOTCHKIS AND WILEY FUNDS	45

Fund Summary: Hotchkis and Wiley Funds

Fund Summary: Hotchkis and Wiley Funds
SMID CAP DIVERSIFIED VALUE FUND
Investment Objective. The Fund seeks capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary about whether such a commission may apply to your transaction.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.55%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.55%
(1)The investment advisory agreement between the Trust on behalf of the Fund and Hotchkis & Wiley Capital Management, LLC. utilizes a unitary fee arrangement pursuant to which the Advisor will pay all expenses of the Fund, except Advisor’s management fees, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, litigation expenses, other non-routine or extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$56	$176

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategy. The Fund is an actively-managed exchange-traded fund (“ETF”). Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities of small to mid capitalization companies that meet Hotchkis & Wiley Capital Management, LLC’s (the
“Advisor”) definition of value. The equity securities in which the Fund may invest include common and preferred stocks. The Advisor currently considers small and mid cap companies to be those with market capitalizations like those found in the Russell 2000® and Russell Midcap® Indices over the prior twelve months. The market capitalization range of the Indices change constantly, but as of June 30, 2026, the range was from $8 million to $14.2 billion. Market capitalization is measured at the time of initial purchase. The Fund may invest in foreign (non-U.S.) securities. Under normal conditions, the Fund typically will hold equity securities of approximately 150 to 200 different companies.

The Advisor believes value companies to be companies that are undervalued in the marketplace. The Advisor considers traditional and other measures of value, such as (1) whether the company is included in a third-party value benchmark; (2) whether the company falls below the relevant equity market index average for any “value” metric, such as price-to-earnings ratio; price-to-book value ratio; price-to-cash flow ratio; price-to-sales ratio; or enterprise value-to-EBITDA, among others; or (3) the Advisor determines, based on a reasonable, consistently applied investment process, that the company exhibits characteristics commonly associated with value investments, even if it does not satisfy one or more of the specific metrics described above. In making this determination, the Advisor generally considers whether the company’s market price appears to undervalue its intrinsic value, including due to factors such as temporary business or market dislocation, cyclical pressures, or the company being out of favor with investors. For example, the Advisor may determine that a company constitutes a value investment where its current market price is below the Advisor’s assessment of intrinsic value, as derived from a discounted cash flow analysis or comparable company valuation multiples; provided that such determination is supported by fundamental or valuation-based analysis and one or more valuation or financial indicators (which may include, among others, earnings, cash flow, asset values, or comparable company analysis), as applied within the Advisor’s investment process.

The Fund seeks to invest in companies whose future prospects are misunderstood or not fully recognized by the market. The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior, such as investment decisions driven by emotions, biases, or cognitive errors. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process based on a proprietary model that is augmented with internally-generated fundamental research. The Fund seeks broad diversified exposure to these investment opportunities by holding approximately 150 to 200 portfolio securities. With the exception of diversification guidelines, the Fund does not employ pre-determined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; 4) portfolio diversification; and 5) strategy parameters. Relative valuation involves selling an investment when a company’s valuation metrics become high relative to comparable companies, the market, or its historical levels. Fundamental operating trends involves

HOTCHKIS AND WILEY FUNDS	46

Fund Summary: Hotchkis and Wiley Funds
selling an investment when there is evidence of a decline in a company’s underlying business performance or industry conditions. Deterioration of fundamentals involves selling an investment when a company’s underlying business or industry fundamentals, such as revenue or earnings, weaken. Portfolio diversification refers to selling holdings to maintain balance, manage risk, and optimize returns. Strategy parameters means selling an investment based on the Advisor’s proprietary investment approach to deciding when to sell an investment based on certain predetermined metrics.

As of the date of this Prospectus, the top sector represented by the Fund’s underlying investments was financials. The Fund’s investments in various sectors may change over time.

Principal Investment Risks. As with any ETF, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of investing in the Fund are described in this section.

Market Risk. Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries represented in the securities markets. These factors include general domestic or foreign economic, political or financial market conditions, rates of economic growth and employment, trade and monetary policy, interest rates, inflation, and currency rates. Natural disasters, public health emergencies (including pandemics and epidemics), global conflict and war, military conflict, climate change, terrorism and other unforeseeable events that adversely affect individual companies, industries, sectors, and/or segments of the market, may lead to instability in world economies and markets and may have negative long-term effects. Any of such factors could have a materially negative impact on the value of the Fund’s shares or the liquidity of an investment and may result in increased market volatility. Financial markets also may be adversely affected by concerns regarding government debt levels, fiscal deficits, sovereign borrowing needs, and the sustainability of fiscal policies, which may contribute to increased interest rates, market volatility, reduced liquidity, or changes in investor sentiment. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value (“NAV”), the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Style Risk. The Advisor follows an investing style that favors value investments. Value investing style may over time go in and out of favor in certain market cycles. At times when the value investing style is out of favor, the Fund's performance may be negatively impacted. Investors should be prepared to tolerate volatility in Fund returns.

Equity Securities Risk. Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally or particular industries represented by those markets, including poor management on the part of the stock's issuer, shrinking product demand and other business risks, such as rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence).

Capitalization Risk. Investment in small and mid-cap companies may involve more risk than investing in larger, more established companies. Small and mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or mid-cap company may lose substantial value. In addition, small and mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Active Management Risk. The Fund is subject to active management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark. The Advisor may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant performance deviation relative to its benchmark. The Advisor does not seek to replicate the performance of any index.

Financials Sector Risk. As of the date of this Prospectus, the Fund currently invests a significant portion of its assets in companies in the financials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions. Changing interest rates could reduce the profitability of certain types of companies in the financials sector. Financial companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Significant events may have a significant negative impact on economies and financial markets worldwide, resulting in higher debt defaults, loan write-offs, and government intervention, and potentially the failure of some financial institutions, each of which would reduce investment performance of financials sector companies held by the Fund.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk. The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than the fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and may suffer from increased foreign government action, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Investments in securities of foreign issuers may be subject to foreign withholding and

HOTCHKIS AND WILEY FUNDS	47

Fund Summary: Hotchkis and Wiley Funds
other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to the investment risks associated with that region or country, although the Advisor does not intend to focus on a specific geographic region or country. Foreign securities can be less liquid and more difficult to value than other securities.

Adverse political, economic or social developments, as well as U.S. and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the Fund’s investments, prevent the Fund from realizing the full value of its investments or prevent the Fund from selling securities it holds.

Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

ETF Structure Risk. The Fund is structured as an ETF and as a result is subject to the following special risks, including:
•Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
•Trading Issues. An active trading market for the Fund’s shares may not be developed or maintained. Trading in Shares on The Nasdaq Stock Market, LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.
•Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.
◦In times of market stress, market makers may step away from their role market making in the Shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and an ETF’s NAV.
◦The market price of the Shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than an ETF’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.
◦When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from an ETF’s domestic trading day, which could lead to differences between the market value of the Shares and an ETF’s NAV.
◦In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of an ETF’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and an ETF’s NAV.

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. As a result, investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Shares or in the closing price. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

New Fund Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown in the Prospectus and will give some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by comparing the Fund’s average annual total returns with those of a broad measure of market performance and an additional index that reflects the market sectors in which the Fund invests. The Fund’s past performance, both before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available on the Fund’s website at https://www.hwcm.com/etfs/hw-smid-cap-diversified-value-fund/performance/ or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).

Management

Advisor. Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

HOTCHKIS AND WILEY FUNDS	48

Fund Summary: Hotchkis and Wiley Funds

Investment team member	Primary title with Advisor	Started with the Fund
Judd Peters, CFA	Portfolio Manager	2025
Ryan Thomes, CFA	Portfolio Manager	2025

Purchase and Sale of Fund Shares. The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for
Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.hwcm.com/etfs/hw-smid-cap-diversified-value-fund/.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are tax-exempt or you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About the Funds’ Strategies and Risks

This section provides additional information about the following series of Hotchkis and Wiley Funds (the “Trust”), each series a “Fund” and collectively, the “Funds”:

•Hotchkis & Wiley Large Cap Disciplined Value Fund (“Large Cap Disciplined Value Fund”)
•Hotchkis & Wiley Large Cap Fundamental Value Fund (“Large Cap Fundamental Value Fund”)
•Hotchkis & Wiley Mid-Cap Value Fund (“Mid-Cap Value Fund”)
•Hotchkis & Wiley Small Cap Value Fund (“Small Cap Value Fund”)
•Hotchkis & Wiley Small Cap Diversified Value Fund (“Small Cap Diversified Value Fund”)
•Hotchkis & Wiley Global Value Fund (“Global Value Fund”)
•Hotchkis & Wiley International Value Fund (“International Value Fund”)
•Hotchkis & Wiley International Small Cap Diversified Value Fund (“International Small Cap Diversified Value Fund”)
•Hotchkis & Wiley Opportunities Fund (“Opportunities Fund”)
•Hotchkis & Wiley High Yield Fund (“High Yield Fund”)
•Hotchkis & Wiley SMID Cap Diversified Value Fund (“SMID Cap Diversified Value Fund”)

Fundamental and Non-Fundamental Investment Policies
Each Fund’s investment objective(s), except for the SMID Cap Diversified Value Fund’s investment objective, is a fundamental policy that cannot be changed by action of the Board of Trustees of Hotchkis and Wiley Funds (the “Trust’) without shareholder approval. The SMID Cap Diversified Value Fund’s investment objective is a non-fundamental policy that may be changed by the Board of Trustees of the Trust without shareholder approval upon 60 days’ prior written notice to shareholders. There is no assurance that a Fund will meet its investment objective.

A Fund will provide 60 days’ prior written notice to shareholders of a change in the Fund’s non-fundamental policy of investing at least 80% of its net assets plus borrowings for investment purposes in the type of investments suggested by the Fund’s name. For purposes of any 80% non-fundamental policy, equity securities shall include without limitation exchange-traded funds (“ETFs”) that have an investment strategy similar to the Fund’s or that otherwise are permitted investments of the Fund.

Please see “Investment Restrictions” in the SAI for additional information about the Funds’ fundamental and non-fundamental investment policies.

HOTCHKIS AND WILEY FUNDS	49

Share Class Information

In addition to mutual fund share classes offered by this prospectus, the Mid-Cap Value Fund, Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund, Opportunities Fund and High Yield Fund offer ETF Class shares (an exchange-traded class of shares) through a separate prospectus. All classes offered by the Funds have the same investment objective, strategies and policies.

All Funds
Concentration Policy. None of the Funds has a policy of concentrating its investments in any industry. For purposes of this policy, concentration generally means investing more than 25% of total assets in a particular industry.

ESG Factors
As part of the Advisor's investment process, the investment team evaluates material factors, including general and industry-specific Environmental, Social, and Governance (“ESG”) factors, that the Advisor believes to be the most financially material to a company's short-, medium-, and long-term enterprise value. The Advisor believes this evaluation contributes to its overall analysis of a company's value creation for shareholders and future financial performance. The Advisor may not evaluate every investment for ESG factors and, when it does, not every ESG factor may be identified or evaluated.

Money Market Investments
To meet redemptions and when waiting to invest cash receipts, the Funds may invest in short-term, investment grade bonds, money market mutual funds and other money market instruments. To the extent that a Fund invests in a money market mutual fund, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market mutual fund’s advisory fees and operational expenses.

Temporary Defensive Investments
A Fund temporarily can invest up to 100% of its assets in short-term, investment grade bonds, money market mutual funds and other money market instruments in response to adverse market, economic or political conditions. A Fund may not achieve its objective using this type of investing.

Value Investing
The Advisor follows a value style that emphasizes owning select securities that, in the opinion of the Advisor, offer exceptional value independent of whether those securities are represented in the Funds’ respective benchmarks. The Advisor believes that value investment strategies provide greater risk-adjusted returns than growth investment strategies. Additionally, the Advisor believes that over the long term, investors are better served owning low-expectation stocks that trade at discounts to the value of their future cash flows than high-expectation stocks that trade at premiums. The Advisor identifies these investment opportunities by employing a disciplined, bottom-up research process that emphasizes internally generated fundamental research whose consistent application seeks to maximize long-term performance.

The Funds emphasize these characteristics in different degrees depending on investment objective(s) and market capitalization focus. The Funds’ holdings may differ significantly from their respective benchmarks.

Percentage Investment Limitations
Except for any 80% policy to comply with Rule 35d-1, unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. For any 80% policy to comply with Rule 35d-1, if a Fund subsequently identifies that less than 80% of its assets are invested in accordance with its 80% policy, the Fund will make future investments in a manner that will bring the Fund back into compliance as soon as reasonably practicable, and in any event within 90 days.

What are the main risks of investing in the Funds?
As with any mutual fund or ETF, the value of a Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund. Many factors can affect those values. The factors that are most likely to have a material effect on a Fund’s portfolio as a whole are called “principal risks.” The principal risks of investing in a Fund, which could adversely affect its net asset value (“NAV”), yield and total return, are described in this section. A Fund may be subject to additional risks other than those described below because the types of investments made by the Fund can change over time. We cannot guarantee that a Fund will achieve its investment objective(s) or that the Fund’s performance will be

HOTCHKIS AND WILEY FUNDS	50

positive for any period of time. Historically, there have been extended periods of time in which certain Funds have not achieved their investment objective(s).

Each Fund’s principal risks are listed below:

	Large Cap Disciplined Value Fund	Large Cap Funda-mental Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund	Global Value Fund	International Value Fund	International Small Cap Diversified Value Fund	Opportunities Fund	High Yield Fund	SMID Cap Diversified Value Fund
Active Management Risk	X	X	X	X	X	X	X	X	X	X	X
ADRs and GDRs Risk	X	X				X	X	X	X
Call Risk									X	X
Capitalization Risk	X	X	X	X	X	X	X	X	X		X
Convertible Securities Risk									X
Credit Ratings and Unrated Securities Risks									X	X
Credit Risk									X	X
Currency Risk						X	X	X	X	X
Cybersecurity Risk	X	X	X	X	X	X	X	X	X	X	X
Derivatives Risk									X	X
Emerging Market Risk						X	X	X		X
Equity Securities Risk	X	X	X	X	X	X	X	X	X		X
ETF Risk											X
European Investments Risk						X	X	X
Financials Sector Risk	X	X	X	X	X	X	X	X			X
Fixed Income Securities Risk									X	X
Foreign (Non-U.S.) Investment Risk	X	X	X	X	X	X	X	X	X	X	X
Foreign Currency Exchange Contracts Risk						X	X	X	X
High Yield Risk									X	X
Income Risk									X	X
Industrials Sector Risk								X
Information Technology Sector Risk		X				X			X
Interest Rate Risk									X	X
Issuer Risk	X	X	X	X	X	X	X	X	X	X	X
Japan Risk								X
Large Shareholder Risk	X	X	X	X	X	X	X	X	X	X	X
Liquidity Risk									X	X
Market Risk	X	X	X	X	X	X	X	X	X	X	X
New Fund Risk											X
Mortgage-Related and Other Asset-Backed Securities Risk										X
Non-Diversification Risk									X
Style Risk	X	X	X	X	X	X	X	X	X		X

Active Management Risk
The Funds are subject to active management risk because they are actively managed investment portfolios. The Advisor invests in securities that may not necessarily be included in a Fund’s benchmark. To the extent that the Advisor invests a Fund’s assets in securities that are not in the Fund’s applicable benchmark index, there is a greater risk that the Fund’s performance will deviate from that of the benchmark. The Advisor may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant performance deviation relative to a Fund’s benchmark index or indices. The Advisor does not

HOTCHKIS AND WILEY FUNDS	51

seek to replicate the performance of any index. The Advisor will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the portfolio managers in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives. Consequently, the Funds are subject to the risks that the methods and analysis employed by the Advisor may not produce the desired results and result in losses to the Funds.

American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) Risk
ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through sponsored or unsponsored facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar denominated. A Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currencies, increases.

Call Risk
Call risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than its maturity (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Capitalization Risk
The Global Value Fund, International Value Fund and Opportunities Fund invest in companies of any size market capitalization.

The Large Cap Disciplined Value Fund and Large Cap Fundamental Value Fund invest in securities of large cap companies. Large cap companies as a group could fall out of favor with the market, causing a Fund to underperform investments that focus on small or mid-cap companies.

The Large Cap Disciplined Value Fund and Large Cap Fundamental Value Fund may also invest in the securities of mid-cap companies. The Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, International Small Cap Diversified Value Fund and SMID Cap Diversified Value Fund invest in the securities of small and mid-cap companies. Investment in small and mid-cap companies may involve more risk than investing in larger, more established companies. Small and mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, a Fund’s investment in a small or mid-cap company may lose substantial value.

The general risks associated with fixed income securities and equity securities are particularly pronounced for securities issued by companies with small or mid-sized market capitalizations. In addition, small and mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans, and may have less access to capital markets during times of market distress.

Convertible Securities Risk

HOTCHKIS AND WILEY FUNDS	52

Convertible securities are generally preferred stocks and other securities, including fixed income securities, which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. A convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security’s underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. In the event of a liquidation of the underlying company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Credit Ratings and Unrated Securities Risks
Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Statement of Additional Information (“SAI”) describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. Rating restrictions are reviewed at the time of purchase. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase or the Fund’s minimum rating requirements. The Advisor does not rely solely on credit ratings, and may develop its own analysis of issuer credit quality. A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, a Fund’s success in achieving its investment objectives may depend more heavily on the portfolio managers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Credit Risk
A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Currency Risk
If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the returns of a Fund.

Cybersecurity Risk
Investment companies, including the Fund, must rely in part on digital and network technologies (collectively, “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyber-attacks, system failures, cybersecurity incidents, and the use of rapidly evolving artificial intelligence technologies. As a result, the Fund or its service providers, or the issuers of securities in which the Fund invests, may experience disruptions in business operations that may potentially result in financial losses, the inability of the Fund or Fund shareholders to transact business, the inability of the Fund to calculate NAV, violations of applicable privacy and other laws (including unauthorized access to sensitive information about the Fund or its investors), regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result.

Derivatives Risk

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A derivative is a financial contract with a value that depends on, or is derived from, the value of an underlying asset, reference rate or index. The various types of derivative instruments that a Fund may use are described in detail under “Description of the Funds, Their Investments and Risks” in the SAI. A Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund’s use of derivative instruments (such as futures, options, swaps and structured securities) involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. In addition, the Fund’s use of derivatives may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the creditworthiness of a Fund’s clearing broker, or the clearinghouse itself, rather than to a counterparty in an OTC derivative transaction. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective.

Futures. A futures contract provides for the future sale by one party and purchase by another party of an asset at a specified price on a specified date. Upon entering into futures contracts, a Fund bears the risk of unexpected price movements in the underlying asset and the risk of imperfect correlation in movements in the price of the futures contract and the underlying asset. There can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by a Fund of margin deposits in the event of the bankruptcy of a broker with whom the Fund has an open position in a financial futures contract.

Options. The Funds may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Funds may purchase call options on securities and security indexes. The purchase and writing of options involves certain risks. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

Swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard OTC swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. The Fund bears the risk that the Advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, each Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is subject to increasing regulations, in both U.S. and non-U.S. markets. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

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Emerging Market Risk
Foreign (non-U.S.) investment risk may be particularly high to the extent that a Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues. Taxation, restrictions on foreign investment and on currency convertibility and repatriation, currency fluctuations and other developments in laws and regulations of emerging markets could result in loss to the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. In addition, when investing in emerging market countries, there may be differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

Equity Securities Risk
Equity securities, both common and preferred stocks as well as convertible stocks and warrants, have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally or particular industries represented by those markets, including poor management on the part of the stock's issuer, shrinking product demand and other business risks, such as rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence).

ETF Risk
The SMID Cap Diversified Value Fund is an ETF and, as a result of an ETF’s structure, it is exposed to the following risks:

•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to realize a capital gain that it might not have realized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. To the extent that the transaction fees charged for redemptions of creation units is insufficient to cover the Fund’s transaction costs of selling portfolio securities, the Fund’s performance could be negatively impacted.

•Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. As a result, investors in the Fund may pay significantly more or receive significantly less for Shares than the Fund’s NAV. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

•Trading. Although Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can

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be significantly less liquid than Shares. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV.

European Investments Risk
Exposure to investments in European countries may expose a Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Fund may be exposed to investments in securities of issuers that are domiciled in, have significant operations in, or that are listed on at least one securities exchange within member states of the European Union (the “EU”). A number of countries within the EU are also members of the Economic and Monetary Union (the “EMU”) (the “eurozone”) and have adopted the euro as their currency. Eurozone membership requires member states to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in import or export tariffs, governmental or EU trade regulations, exchange rate of the euro and other currencies of certain EU countries which are not in the eurozone, as well as the default or threat of default by an EU member state on its sovereign debt and/or an economic recession in an EU member state, may have a significant adverse effect on the economies of other EU member states and major trading partners outside Europe. Europe has experienced heightened geopolitical uncertainty in recent years, including armed conflicts, military actions, terrorism, sanctions, trade disputes, supply chain disruptions, migration pressures, and energy market volatility. Such events may adversely affect European economies, businesses, financial markets, commodity prices, and the value and liquidity of a Fund's investments.

Financials Sector Risk
As of the date of this Prospectus, the Large Cap Disciplined Value Fund, Large Cap Fundamental Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund, and SMID Cap Diversified Value Fund currently invest a significant portion of their assets in companies in the financials sector, and therefore the performance of a Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions. Changing interest rates could reduce the profitability of certain types of companies in the financials sector. Financial companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Significant events may have a significant negative impact on economies and financial markets worldwide, resulting in higher debt defaults, loan write-offs, and government intervention, and potentially the failure of some financial institutions, each of which would reduce investment performance of financials sector companies held by the Fund.

Fixed Income Securities Risk
The Opportunities Fund and High Yield Fund invest in fixed income securities. Fixed income securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Fixed income securities are also subject to interest rate risk, income risk, and call risk.

Foreign (Non-U.S.) Investment Risk
A Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and investments in securities of foreign issuers may be subject to foreign withholding and other taxes. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. To the extent that a Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to the investment risks associated with that region or country. Additionally, adverse conditions in a certain region may adversely affect securities of other countries with economies that appear to be unrelated. Adverse political, economic or social developments, as well as U.S. and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the Fund’s investments, prevent the Fund from realizing the full value of its investments or prevent the Fund from selling securities it holds. Foreign securities can be less liquid and more difficult to value than other securities.

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To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

Foreign Currency Exchange Contracts Risk
A foreign currency exchange contract involves the Fund’s purchase or sale of a specific currency on a spot basis or at a future date at a price set at the time of the contract. Forward foreign currency exchange contracts reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, exchange rates and the underlying hedged assets. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

High Yield Risk
A Fund’s investments in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”) may subject the Fund to greater levels of credit, call and liquidity risk than funds that do not invest in such securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. These securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities of similar maturity. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require a Fund to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in a Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. In addition, the high yield securities in which a Fund invests may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for these securities and/or may result in a Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to a Fund. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative.

Income Risk
Income risk is the risk that a Fund’s income will decline during periods of falling interest rates or when a Fund experiences defaults on debt securities it holds. A Fund’s income declines when interest rates fall because, as the Fund’s higher-yielding debt securities mature or are prepaid, the Fund must re-invest the proceeds in debt securities that have lower, prevailing interest rates. The amount and rate of distributions that a Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

Industrials Sector Risk
As of the date of this Prospectus, the International Small Cap Diversified Value Fund currently invests a significant portion of its assets in companies in the industrials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The industrials sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, and government regulation. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are

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heavily influenced by governmental defense spending policies. Transportation securities, a component of the industrials sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Information Technology Sector Risk
As of the date of this Prospectus, the Large Cap Fundamental Value Fund, the Global Value Fund and the Opportunities Fund currently invest a significant portion of their assets in the information technology sector. Companies in the information technology sector may be adversely affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, both domestically and internationally, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and competition for the services of qualified personnel. Companies in the information technology sector also face competition or potential competition with numerous alternative technologies. The information technology sector is subject to rapid and significant changes in technology. The success of sector participants depends substantially on the timely and successful introduction of new products.

Interest Rate Risk
Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of a Fund’s shares.

Measures such as average duration may not accurately reflect the true interest rate sensitivity of a Fund. This is especially the case if the Fund consists of securities with widely varying durations. Therefore, if a Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

Convexity is an additional measure used to understand a security’s or Fund’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if a Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Japan Risk
Investments in securities of Japanese issuers involve risks associated with economic, political, regulatory, and market developments in Japan. Japan's economy is highly dependent on international trade and global supply chains and may be adversely affected by trade disputes, tariffs, sanctions, changes in international trade policies, geopolitical tensions, and economic conditions in key trading partners. Economic growth may be affected by factors including demographic trends such as an aging population and declining birth rates, labor market constraints, periods of low inflation or inflationary pressures, changes in consumer spending, and government fiscal and monetary policies.

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Japan's financial markets may be affected by changes in interest rates, public debt levels, currency exchange rates, and actions taken by the Bank of Japan or other governmental authorities. The value of investments denominated in Japanese yen may fluctuate significantly relative to the U.S. dollar and other currencies. Political developments, regional security concerns, strained international relations, or disruptions affecting major industries may adversely impact Japanese issuers and financial markets.

In addition, Japan is particularly vulnerable to natural disasters and other catastrophic events, including earthquakes, tsunamis, volcanic eruptions, typhoons, flooding, and other severe weather events, which could disrupt economic activity, damage infrastructure, impair business operations, and negatively affect the value of the Fund's investments.

Large Shareholder Risk
To the extent that a significant portion of a Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Liquidity Risk
To the extent that a security is difficult to sell (whether because of a lack of an active market or because of unusual market conditions), a Fund may either be forced to accept a lower price for it or may have to continue to hold the security. Either outcome could adversely affect Fund performance. An illiquid security is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days without the sale or disposition significantly changing the market value of the investment. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities and/or the Fund may sell at a time or price that is not advantageous in order to meet redemption requests. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have increased exposure to liquidity risk. Fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity.

Liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for a Fund to sell investments within the allowable time period to meet redemptions or may be unable to meet redemption requests in extreme conditions. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Restricted securities are privately-placed securities whose resale is restricted under the U.S. securities laws. The Fund may invest in restricted securities, including Rule 144A Securities and Regulation S Securities which may be freely traded among certain qualified institutional investors, such as the Fund, but whose resale in the U.S. is permitted only in limited circumstances. While restricted securities offer attractive investment opportunities otherwise not available on an open market, because such securities are available to few buyers, they are often both difficult to sell and to value.

Market Risk
Market risk is the risk that the market price of securities owned by the Funds may go down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries represented in the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, financial crises, recessions, or other events could have a significant impact on the Fund and its investments. The value of a security may decline due to general economic, political or financial market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, including changes in the general outlook for corporate earnings, rates of economic growth and employment, monetary policy, interest rates, inflation, and currency rates, or due to adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

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Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, a Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments.

Policy changes by the U.S. Government and/or Federal Reserve, such as changes in interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on a Fund. Adverse market events may also lead to increased shareholder redemptions, which could cause a Fund to experience a loss or difficulty in selling investments to meet such redemptions.

Unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The foregoing could also impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance, and overall prevent the Fund from implementing its investment strategies and achieving its investment objective.

Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the values of investments traded in these markets, including investments held by a Fund. Markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies, such as artificial intelligence, to engage in cyber-attacks or to take over the Web sites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.

Financial markets also may be adversely affected by concerns regarding government debt levels, fiscal deficits, sovereign borrowing needs, and the sustainability of fiscal policies, which may contribute to increased interest rates, market volatility, reduced liquidity, or changes in investor sentiment.

For the SMID Cap Diversified Value Fund, any of the above factors could have a materially negative impact on the value of the Fund's shares or the liquidity of an investment and may result in increased market volatility. During any such events, the Fund's shares may trade at increased premiums or discounts to their NAV, the bid/ask spread on the Fund's shares may widen and the returns on investment may fluctuate.

Mortgage-Related and Other Asset-Backed Securities Risk
Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Non-Diversification Risk
The Opportunities Fund is non-diversified under federal securities laws, meaning the Fund can invest a greater portion of its assets in the securities of any one issuer than can a diversified fund. Investing in a non-diversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a non-diversified fund. The Fund’s share values could fluctuate more than those of funds holding more securities in their portfolios.

New Fund Risk
As of the date of this Prospectus, the SMID Cap Diversified Value Fund has limited operating history. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. Liquidation of the Fund can be initiated without shareholder approval by the Board of Trustees if it determines that liquidation is in the best interest of shareholders. The timing of such liquidation may not be favorable and could have negative tax consequences for shareholders.

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Style Risk
The Advisor follows an investing style that favors value investments. Value investing style may over time go in and out of favor in certain market cycles. At times when the value investing style is out of favor the Fund's performance may be negatively impacted. Investors should be prepared to tolerate volatility in Fund returns.

Non-Principal Investment Risks
In addition to the principal investment risks described above, the Funds may also invest or engage in, or be subject to risks associated with, the following:

Operational Risk
The Funds are exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of a Fund's service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. In addition, the development and use of artificial intelligence technologies are expanding rapidly and may be employed by service providers that support the operations of a Fund as well as by issuers of securities held by the Fund. The Funds are subject to certain operational risks associated with reliance on service providers and service providers’ data sources, including with respect to calculation of NAVs. Errors or systems failures and other technological issues may adversely impact a Fund’s calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. A Fund may be unable to recover any losses associated with such failures. A Fund may also face service provider risks from cloud-service disruptions, cyber incidents and business continuity disruptions.

The Funds seek to reduce these operational risks through controls and procedures believed to be reasonably designed to address these risks. However, these controls and procedures cannot address every possible risk and may not fully mitigate the risks that they are intended to address.

Structural ETF Risks. The SMID Cap Diversified Value Fund is an ETF. Accordingly, it is subject to certain additional risks associated with its unique structure.

Market Participants Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. The Fund may also rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares but such market makers are under no obligation to do so. Decisions by Authorized Participants or market makers to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the Authorized Participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund’s NAV and the price at which Fund Shares are trading on the Exchange, which could result in a decrease in value of Fund Shares. This reduced effectiveness could result in Fund Shares trading at a premium or discount to NAV and also in greater than normal intraday bid-ask spreads in Fund Shares.

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Premium/Discount Risk. As with all ETFs, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund’s daily NAV per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). If a shareholder purchases Fund Shares at a time when the market price is at a premium to the NAV or sells Fund Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Fund Shares, respectively. This risk is heightened in times of market volatility or periods of steep market declines.

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Trading Risks. Although Fund Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Fund Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Fund Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares.

Non-Principal Strategies (All Funds)
Securities Lending. The Funds may lend their portfolio securities. A securities lending program allows the Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for non-U.S. securities) of the value of the portfolio securities being lent. This collateral is marked to market on each trading day.

Other Investments (All Funds)

This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by each Fund. As with other actively managed mutual funds and ETFs, investors in the Funds rely on the professional investment judgment and skill of the Advisor and the individual portfolio managers. Please see “Description of the Funds, Their Investments and Risks” in the SAI for additional information about the securities and investment techniques that may be used by the Funds and their related risks.

Investing in any of the Funds does not constitute a complete investment program. You should consider the Funds as just one part of your investment program. Each Fund may invest in a company that another Hotchkis and Wiley fund may hold. As a result, investing in multiple Hotchkis and Wiley funds might not provide meaningful diversification for shareholders’ investment portfolios. In addition, holding multiple funds may result in exposure to individual companies, industries and/or economic sectors beyond what may be appropriate for your individual portfolio, goals and/or risk tolerance. You should contact your investment professional for further information regarding these increased risks and exposures.

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HOW TO OBTAIN ADDITIONAL INFORMATION ABOUT THE FUNDS

Each year the Funds will send investors an annual report (along with an updated Summary Prospectus) and a semi-annual report, which contain important information about the Funds. To reduce expenses, we will send one annual report, one semi-annual report and one Summary Prospectus per household, unless you instruct us or your financial intermediary otherwise.

If you would like further information about the Funds, including how they invest, please see the SAI, which is available on the Funds’ website (https://www.hwcm.com/mutual-funds/resources/literature/).

The mutual Funds’ complete unaudited portfolio holdings as of each month-end generally will be available by the last business day of the following month on the Funds’ website. This information will, at a minimum, remain on the Funds’ website until the Funds’ holdings for the subsequent month-end are posted to the Funds’ website. The SMID Cap Diversified Value Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day Nasdaq is open for trading via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the Fund. The Fund’s portfolio holdings are also available on the Fund’s website at
https://www.hwcm.com/etfs/hw-smid-cap-diversified-value-fund/. A complete description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings can be found in the SAI.

Shareholder Services

Information about the manner in which the Funds offer shares is set forth below in this section and subsequent sections of the prospectus. Information relating to eligibility to invest in a particular share class, minimum investment amounts, special services, and sales charge reductions and waivers applies if you are transacting directly with the Funds. Shares of the Funds are also available through certain financial intermediaries, such as a bank or broker-dealer. If you invest through an intermediary, you are not transacting directly with a Fund and you must follow that intermediary’s transaction procedures which may include different requirements to invest in a particular share class, minimum investment amounts, special services, and sales charge reductions and waivers. Appendix A to the prospectus sets forth a description of the sales charge reductions and waivers, investment minimums and other requirements applicable to Fund shares purchased through Edward Jones, Janney Montgomery Scott, Merrill Lynch, Morgan Stanley, Oppenheimer & Co. Inc., Raymond James, Robert W. Baird & Co., and Wells Fargo, as such information was provided to the Funds by the intermediary.

Your intermediary may impose charges for its services in addition to the fees charged by the Funds. You should consult with your intermediary for information regarding its conditions, procedures, and fees for transacting in Fund shares. The Funds are not responsible for the implementation of any intermediary’s transaction procedures or sales charge reductions and waivers.

ABOUT CLASS I, CLASS A, CLASS C and CLASS Z SHARES – HOTCHKIS & WILEY MUTUAL FUNDS
The Funds are available for purchase only by residents of states in which the Funds’ shares are registered for sale.

Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class I shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Fund may be offered in the future in other share classes that have different fees and expenses.

Not everyone is eligible to buy Class I or Class Z shares. Class A shares of the International Value Fund and International Small Cap Diversified Value Fund are not currently offered to investors. The Small Cap Value Fund and the Opportunities Fund are the only Funds that offer Class C shares to investors. Class Z shares of the Large Cap Disciplined Value Fund, Global Value Fund, International Value Fund and International Small Cap Diversified Value Fund are not currently offered to investors. Class Z shares may not be available through your financial intermediaries.

Each class has its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio as the other classes of shares of that Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your financial consultant or other financial intermediary can help you determine which share class is best suited to your personal

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financial goals. If you qualify to purchase Class I shares, which also have a higher minimum initial investment requirement, it may be in your best interest to purchase them rather than any other class, since the other share classes (with the exception of Class Z shares) have higher expenses than Class I shares (although they also have a lower minimum initial investment requirement). Each class of a Fund invests in the same portfolio of securities; however, the returns for each class of shares would differ because each class is subject to different expenses.

The Funds’ shares are distributed by Quasar Distributors, LLC, a subsidiary of Foreside Financial Group, LLC (the “Distributor”).

Investors eligible to purchase Class I or Class Z shares of the Funds may do so at the Funds’ NAV without a sales charge or other fee imposed by the Distributor. You may be required to pay brokerage commissions and other transaction fees on your purchases and sales of Class Z shares of the Funds.

If you select Class A shares, you generally pay the Distributor a sales charge at the time of purchase. You may be eligible for a sales charge reduction or waiver. The Funds have adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended (“1940 Act”), that allows the Funds to pay distribution and service fees for the sale, distribution and shareholder servicing of their shares. If you buy Class A shares, you also pay out of Fund assets this annual distribution and service fee of 0.25%. Because distribution and service fees are paid out of Fund assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge of 0.75% on Class A shares if you redeem any portion of an investment of $1 million or more, for which the sales charge was waived, within one year of the purchase of such shares.

If you select Class C shares, you will invest the full amount of your purchase price, but you will be subject to an annual distribution and service fee, as described above, of 1.00%. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you redeem Class C shares within one year.

Effective May 31, 2024, Class C shares of Large Cap Disciplined Value Fund, Large Cap Fundamental Value Fund, Mid-Cap Value Fund and High Yield Fund were converted into Class A shares.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales charge (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please see “Intermediary-Defined Sales Charge Waiver Policies” in Appendix A for more information.

Certain financial intermediaries that make the Funds’ shares available to their customers may charge fees in addition to those described in this Prospectus for providing certain services, including: marketing, distribution or other services intended to assist in the offer and sale of Fund shares; shareholder servicing activities; and/or sub-transfer agency services provided to individual shareholders or beneficial owners where a financial intermediary maintains omnibus accounts with the Funds’ transfer agent. The Advisor, the Distributor or their affiliates may pay all or a portion of those fees out of their own resources. The compensation is discretionary and may be available only to selected selling and servicing agents. The amount of fees paid to a financial intermediary in any given year will vary and may be based on one or more factors, including a fixed amount, a fixed percentage rate, a financial intermediary’s sales of Fund shares, assets in Fund shares held by the intermediary’s customers, or other factors. In addition, consistent with applicable regulations, the Advisor, the Distributor or their affiliates may from time to time pay for or make contributions to financial intermediaries or their employees in connection with various activities including: training and education seminars for financial intermediary employees, clients and potential clients; due diligence meetings regarding the Funds; recreational activities; gifts; and/or other non-cash items. See the SAI for a discussion of marketing and support payments and sub-transfer agency policies. The prospect of receiving, or the receipt of, additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments.

To better understand the pricing of the Funds’ shares, we have summarized the information below. The summary is qualified by the more detailed information set forth below with respect to each class.

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	Class I	Class A	Class C	Class Z
Availability	Generally available to pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals.	Generally available through selected securities brokers and other financial intermediaries.	Generally available through selected securities brokers and other financial intermediaries.	Generally available to pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals.
Initial Sales Charge?	No. Entire purchase price is invested in shares of the Fund.	Yes. Payable at time of purchase. Lower sales charges available or waived for certain investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.
Deferred Sales Charge?	No.	No, except shares purchased without a front-end sales load (purchases over $1 million) that are redeemed within one year.	Yes. Payable if you redeem within one year of purchase.	No.
Redemption Fee?	No.	No.	No.	No.
Distribution and/or Service Fees?	None.	0.25%	1.00%	None.
Conversion to A Shares?	No.	Not applicable.	Yes. Automatically after approximately eight years.	No.

Class I Shares
Class I shares are offered primarily for direct investments by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Class I shares may also be offered through certain financial intermediaries that charge their customers transaction or other service fees with respect to their customers’ investments in the Funds.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” or “managed fund” programs established with broker-dealers or financial intermediaries that maintain an omnibus or pooled account for a Fund generally may purchase Class I shares, subject to investment minimums.

The minimum initial investment for Class I shares is $250,000. The Advisor may waive the initial minimum in certain circumstances, including the following:

•Transfers of shares from existing accounts if the registration or beneficial owner remains the same.

•Employees of the Advisor and its affiliates and their families.

•Employee benefit plans sponsored by the Advisor.

•Certain retirement, advisory or brokerage programs offered by financial intermediaries.

•Trustees of the Trust and their families.

•Institutional clients of the Advisor.

•Employer sponsored retirement plans.

•Registered investment advisors purchasing shares for their clients through transaction fee programs.

Before making an investment in Class I shares, you should call the Advisor at 1-800-796-5606 to determine if you are eligible to invest in Class I shares. The Advisor will provide you with an application form and give you further instructions on how to invest. The transfer agent must have received your completed application before you may make an initial investment.

Class I shareholders may be able to convert to Class Z shares of the same Fund if the Class Z shareholders satisfy the eligibility requirements for Class Z shares. Please contact your financial intermediary for additional information on how to convert your shares into another share class. The conversion of Class I shares to Class Z shares of the same Fund is not a taxable event for federal income tax purposes.

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Class A Shares – Large Cap Disciplined Value Fund, Large Cap Fundamental Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund and Opportunities Fund
Currently, the International Value Fund and International Small Cap Diversified Value Fund are not offering Class A shares to investors.

If you select Class A shares, you will pay a sales charge at the time of purchase based on the amount of your investment as shown in the following table. Securities brokers’ compensation will be as shown in the last column.

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment*	Dealer Compensation as a % of Offering Price
Less than $25,000	5.25%	5.54%	5.00%
$25,000 but less than $50,000	4.75%	4.99%	4.50%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $1,000,000	2.00%	2.04%	1.80%
$1,000,000 and over	0.00%	0.00%	0.00%**
*Rounded to the nearest one-hundredth percent.
** The Advisor pays up to 0.75% of the Offering Price as compensation to dealers.

Class A Shares – High Yield Fund
If you select Class A shares, you will pay a sales charge at the time of purchase based on the amount of your investment as shown in the following table. Securities brokers’ compensation will be as shown in the last column.

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment*	Dealer Compensation as a % of Offering Price
Less than $100,000	3.75%	3.90%	3.50%
$100,000 but less than $250,000	3.25%	3.36%	3.00%
$250,000 but less than $500,000	2.25%	2.30%	2.00%
$500,000 but less than $1,000,000	1.75%	1.78%	1.50%
$1,000,000 and over	0.00%	0.00%	0.00%**
* Rounded to the nearest one-hundredth percent. ** The Advisor pays up to 0.75% of the Offering Price as compensation to dealers.

Class A Shares - General
No initial sales charge applies to Class A shares that you buy through reinvestment of dividends.

If you invest $1 million or more in Class A shares, you do not pay an initial sales charge, and the Advisor compensates the selling dealer or other financial intermediary. To cover the amount of compensation that the Advisor pays to dealers in connection with your purchase of Class A shares without an initial sales charge, you may be charged a deferred sales charge of up to 0.75% on such Class A shares that were purchased without a front-end sales load if you redeem your shares within one year after purchase. Shares acquired through reinvestment of distributions are not subject to a CDSC. For purposes of determining the applicability of CDSCs, shares not subject to a CDSC will be sold first. The circumstances in which a deferred sales charge may be reduced or waived are included under the heading “Reduction or Waiver of Deferred Sales Charges Applicable to Class A and Class C Shares” in this section.

Investors qualifying for significantly reduced initial sales charges on Class A shares may find the initial sales charge alternative particularly attractive, because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A shares, because over time the accumulated ongoing distribution and service fees on Class C shares may exceed the initial sales charges and lower distribution and service fees on Class A shares. In addition, the ongoing Class C distribution and service fees will cause Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the Class A shares.

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A reduced or waived sales charge on a purchase of Class A shares may apply for:

•Purchases under a Right of Accumulation or Letter of Intent;

•Certain programs of selected securities brokers and other financial intermediaries that have an agreement with the Distributor or its affiliates;

•Financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers;

•Certain wrap or other fee-based programs offered by financial intermediaries;

•Registered representatives (and their immediate family members as described below under “Right of Accumulation”) of brokers-dealers who act as selling agents;

•Employer sponsored retirement plans including but not limited to 401(k) plans, money purchase pension plans, profit sharing plans, defined benefit plans, 403(b) plans, and 457 plans, other than employer sponsored retirement plans that purchase Class A shares through brokerage relationships in which sales charges are customarily imposed.

Investors may need to provide their financial intermediary with the information necessary to take full advantage of reduced or waived Class A sales charges. Certain intermediaries may provide different shares charge waivers or discounts. These waivers and/or discounts and the applicable intermediaries are described under “Intermediary-Defined Sales Charge Waiver Policies” in Appendix A to this Prospectus.

Right of Accumulation

A Right of Accumulation permits you to pay the sales charge applicable to the current market value (based on the maximum offer price) of all shares you own in all series and classes of the Hotchkis and Wiley Funds held at the financial intermediary at which you are making the current purchase. If the current purchase is made directly through the transfer agent, then only those shares held directly at the transfer agent may apply toward the right of accumulation. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation. The following are relationships that, if held individually or in any combination within the group, can be aggregated: the individual; his/her spouse; his/her children under 21; any account that has the same social security number as the individual, his/her spouse and/or his/her children under 21. In order to receive a reduced sales charge, you must, at the time of purchase, provide sufficient information to permit verification that the purchase qualifies for the discount. All eligible shareholder names, account numbers and tax identification numbers, along with an indication of the relationship to the investor, must be included at the time of the initial purchase. The Right of Accumulation may be amended or terminated at any time.

Letter of Intent

A Letter of Intent permits you to pay the Class A sales charge that would be applicable if you agree to buy at least $25,000 in the Hotchkis and Wiley Funds (excluding the High Yield Fund) within a 13-month period, starting with the first purchase pursuant to the Letter of Intent. A Letter of Intent for the High Yield Fund permits you to pay the Class A sales charge that would be applicable if you agree to buy at least $100,000 in the High Yield Fund within a 13-month period, starting with the first purchase pursuant to the Letter of Intent. The Letter of Intent is not a binding obligation to purchase any amount of Class A shares, but its execution will result in the purchaser paying the reduced sales charge applicable to the intended amount in the Letter. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if you notify the transfer agent in writing of this intent within the 90-day period. The value of Class A shares of a Fund presently held, based on the maximum offer price, on the date of the first purchase under the Letter of Intent may be included as a credit toward the completion of the Letter, but the reduced sales charge applicable to the amount covered by the Letter will be applied only to new purchases. At the end of the 13-month period, if the total amount of shares does not equal the amount stated in the Letter of Intent, you will be notified and must pay the difference between the sales charge on the Class A shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A shares equal to 5% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales

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charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge, but there will be no retroactive reduction of the sales charges on any previous purchase. Purchasers who may qualify for this further reduced sales charge must provide the transfer agent with sufficient information to permit confirmation of qualification. In order to execute a Letter of Intent, please contact the transfer agent at 1-866-HW-FUNDS (1-866-493-8637) for instructions.

If you redeem Class A shares and within 60 days buy new Class A shares in the same Fund and register the account in the same way as the redeemed shares, you may have your sales charge waived on the new purchase amount. The amount eligible for this Reinstatement Privilege may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your financial consultant, selected securities dealer, other financial intermediary or the transfer agent at 1-866-HW-FUNDS (1-866-493-8637).

Class A shareholders may be able to convert to Class I shares of the same Fund if the Class A shareholders satisfy the eligibility requirements for Class I shares. Please contact your financial intermediary for additional information on how to convert your shares into another share class. The conversion of Class A shares to Class I shares of the same Fund is not a taxable event for federal income tax purposes.

Please see “Intermediary–Defined Sales Charge Waiver Policies” in Appendix A below for more information. You can find information about sales loads and breakpoints free of charge on the Fund’s website at www.hwcm.com and in the SAI, which is also available on the website.

Class C Shares
Currently, only the Small Cap Value Fund and Opportunities Fund offer Class C shares. If you select Class C shares, you do not pay an initial sales charge at the time of purchase. However, the Distributor compensates the selling dealer or other financial intermediary. If you redeem your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution and service fees of 1.00% each year under a distribution plan that the Funds have adopted under Rule 12b-1 under the 1940 Act. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the distribution fees primarily to compensate financial consultants, selected securities brokers or other financial intermediaries who assist you in purchasing Fund shares and also to cover the costs of marketing and advertising. The service fees pay for personal services provided to shareholders and the maintenance of shareholder accounts. Proceeds from the CDSC and the 1.00% Distribution Plan payments made in the first year after purchase are paid to the Distributor and are used in whole or in part by the Distributor to pay the Advisor for financing the 1.00% up-front commission to dealers who sell Class C shares.

Shareholders eligible to invest at NAV ($1 million sales charge breakpoint discount) may not purchase Class C shares.

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. Shares acquired through reinvestment of distributions are not subject to a CDSC. Your deferred sales charge will be based on the original cost of the shares being redeemed. Shares not subject to a CDSC will be sold first. If you sell only some of your shares, shares not subject to a CDSC are sold first. The circumstances in which a deferred sales charge may be reduced or waived are included under the heading “Reduction or Waiver of Deferred Sales Charges Applicable to Class A and Class C Shares” in this section.

Your Class C shares convert automatically into Class A shares approximately eight years after purchase. Class A shares are subject to lower annual expenses than Class C shares. The conversion of Class C shares to Class A shares of the same Fund is not a taxable event for federal income tax purposes.

Class C shareholders may be able to convert to Class I shares of the same Fund if the Class C shareholders satisfy the eligibility requirements for Class I shares. Please contact your financial intermediary for additional information on how to convert your shares into another share class. The conversion of Class C shares to Class I shares of the same Fund is not a taxable event for federal income tax purposes.

Effective May 31, 2024, Class C shares of the Large Cap Disciplined Value Fund, Large Cap Fundamental Value Fund, Mid-Cap Value Fund and High Yield Fund were converted into Class A shares.

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Reduction or Waiver of Deferred Sales Charges Applicable to Class A and Class C Shares
The deferred sales charge relating to Class A and Class C shares may be reduced or waived in certain circumstances, such as:

•Compensation paid by the Advisor to a dealer for the purchase of Class A shares without a sales load was less than 0.75% of the offering price;

•Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code of 1986, as amended;

•Redemptions by certain eligible 401(a) and 401(k) plans offered through a recordkeeping platform and certain retirement plan rollovers;

•Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year after death or disability or, if later, reasonably promptly following completion of probate, or in connection with involuntary termination of an account in which Fund shares are held;

•Redemptions resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA;

•Withdrawals through a Systematic Withdrawal Plan;

•Certain qualified plans for which the Distributor does not pay upfront commissions to selected dealers; and

•Redemptions of shares acquired through reinvestment of dividends and distributions.

Certain intermediaries may provide different Class A or Class C share CDSC waivers or discounts. These waivers and/or discounts and the applicable intermediaries are described under “Intermediary-Defined Sales Charge Waiver Policies” in Appendix A to this Prospectus.

Class Z Shares
Currently, the Large Cap Disciplined Value Fund, Global Value Fund, International Value Fund and International Small Cap Diversified Value Fund are not offering Class Z shares to investors. Class Z Shares of the Funds are generally offered to investors (provided that no administrative payments, sub-transfer agency payments or service payments are required) where Class Z shares are held through plan level or omnibus accounts such as employer sponsored retirement plans including but not limited to 401(k) plans, money purchase pension plans, profit sharing plans, defined benefit plans, 403(b) plans, and 457 plans as well as financial intermediaries who have made the Class Z shares available to their clients. There is no minimum initial investment for employer sponsored retirement plans.

Class Z shares are also available to high net worth individuals, endowments, foundations, trusts, estates, governmental institutions, and corporations, (collectively “institutional accounts”). Other institutional accounts may be permitted to purchase Class Z shares subject to the Fund’s determination of eligibility. The minimum initial investment for institutional accounts is $1,000,000. The minimum initial investment amount may be waived subject to the Fund’s discretion. You may be required to pay brokerage commissions on your purchases and sales of Class Z shares of the Funds.

Class Z shares may not be available through certain financial intermediaries.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES – HOTCHKIS AND WILEY MUTUAL FUNDS

This prospectus offers mutual fund class shares. Certain Funds also offer ETF Class shares (an exchange-traded class of shares) through a separate prospectus. ETF Class shares are listed on a national securities exchange, and unlike mutual fund shares, are not individually redeemable.

There is no exchangeability or convertibility between a Fund’s ETF Class shares and mutual fund class shares. A Fund’s mutual fund class shares may not be exchanged or converted into ETF Class shares and a Fund’s ETF Class shares may not be exchanged or converted into mutual fund class shares.

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The following chart summarizes how to buy, sell, transfer and exchange shares through your financial consultant, selected securities dealer, broker, investment adviser, service provider or other financial intermediary or directly with the Fund through the Fund’s transfer agent. Because the selection of a mutual fund involves many considerations, your financial consultant, selected securities dealer or other financial intermediary may help you with this decision. The Funds do not issue share certificates.

In compliance with the USA PATRIOT Act of 2001 (Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act), please note that the transfer agent will verify certain information on your application as part of the Funds’ Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the transfer agent if you need additional assistance with your application.

If the Funds do not have a reasonable basis for determining your identity, the account will be rejected or you will not be allowed to perform transactions on the account until the necessary information to confirm your identity is received. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.

Shares of the Funds have not been registered for sale outside of the United States.

If You Want To	Your Choices	Information Important for You to Know
Buy Shares	First, select the share class appropriate for you. Not everyone is eligible to buy Class I and Class Z shares.	Refer to the pricing of shares table in the section entitled “About Class I, Class A, Class C, and Class Z Shares.” Be sure to read this Prospectus carefully.

Next, determine the amount of your investment.	For Class I shares, the minimum initial investment is $250,000. For Class A and Class C shares, the minimum initial investment is $2,500 ($1,000 for IRA or other individual retirement accounts). The minimum for Class Z shares will vary depending on the type of qualifying investor. There is no minimum initial investment for retirement plans. (The minimums for initial investments may be reduced or waived under certain circumstances.)

Financial advisors, broker-dealers, bank trust departments, or other financial intermediaries offering asset allocation models or other fee-based programs may have initial investment minimums of less than $2,500. Certain fund supermarket platforms may have initial investment minimums of less than $2,500. Consult your investment professional for the minimum initial investment specified by the program’s provider.

Next, have your financial consultant, selected securities dealer or other financial intermediary submit your purchase order, or	The price of your shares is based on the next calculation of NAV per share after receipt of your order. Purchase orders received prior to the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time) are priced at the NAV determined that day (plus applicable sales charges for Class A shares). Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders received after that time are priced based on the NAV determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Certain financial intermediaries may charge a fee to process a purchase.

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If You Want To	Your Choices	Information Important for You to Know
Purchase through the transfer agent
Purchase By Mail
Send a completed account application along with a check payable to HOTCHKIS AND WILEY FUNDS to the following address:

(regular mail)
Hotchkis and Wiley Funds
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, Missouri 64121-9252

(overnight)
Hotchkis and Wiley Funds
c/o U.S. Bank Global Fund Services
801 Pennsylvania Ave, Suite 219252
Kansas City, Missouri 64105-1307

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

Checks must be drawn on a U.S. bank in U.S. dollars for the exact amount of the purchase. You will receive the NAV (plus applicable sales charges for Class A shares) next determined after the transfer agent receives your check and completed application. The Funds will not accept payment in cash, money orders, U.S. Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment. If your check does not clear, you will be charged a $25 service charge and for any other losses sustained by the Funds.

Purchase By Wire
If you are making your first investment in the Funds, before you wire funds, the transfer agent must have a completed account application. You may mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your financial institution to send the wire. Your financial institution must include the name of the Fund you are purchasing, the account number, and your name so that the wire may be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
For credit to U.S. Bancorp Fund Services, LLC
Account #112-952-137
For further credit to HOTCHKIS AND WILEY FUNDS
    [Name of Fund]
    shareholder name and account number

Federal fund purchases will only be accepted on a day on which the Funds and the custodian are open for business. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

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If You Want To	Your Choices	Information Important for You to Know
Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases is generally $100. (The minimums for additional purchases may be waived under certain circumstances.)

If you purchased your shares through the transfer agent, forms for additional contributions are included with your account statements or by calling 1-866-HW-FUNDS (1-866-493-8637). You may purchase additional shares via wire. Before sending your wire, please contact the transfer agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit of your wire.

Your financial consultant, selected securities dealer or other financial intermediary may also submit your order.

	Acquire additional shares through the automatic dividend reinvestment plan (if you hold Fund shares directly through the transfer agent)	Unless you elect to receive dividends in cash, all dividends are automatically reinvested without a sales charge.

Participate in the automatic investment plan (if you hold Fund shares directly through the transfer agent)
You may invest a specific amount on a periodic basis through the transfer agent. The current minimum for such automatic investments is $100 (subsequent to the minimum initial investment). The minimum may be waived or revised under certain circumstances. To participate in the plan, your financial institution must be a member of the Automated Clearing House (“ACH”) network. You may change or terminate your participation in the plan at any time by notifying the transfer agent five (5) calendar days prior to your next transaction. To change your financial institution, a signature guarantee or signature validation may be required. If your financial institution rejects your transaction, the transfer agent will charge a $25 fee to your account. Selected securities brokers or other financial intermediaries may also offer automatic investment plans.

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your Fund shares to another selected securities dealer or other financial intermediary if authorized dealer agreements are in place between the Distributor and the transferring intermediary and the Distributor and the receiving intermediary. Certain shareholder services may not be available for all transferred shares. All future trading of these assets must be coordinated by the receiving intermediary.

	Transfer to a non-participating securities dealer or other financial intermediary	You must either: •Transfer your shares to an account with the transfer agent or •Sell your shares, paying any applicable deferred sales charge.

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If You Want To	Your Choices	Information Important for You to Know
Sell Your Shares	Have your financial consultant, selected securities dealer or other financial intermediary submit your sales order.	The price of your shares is based on the next calculation of NAV after receipt of your order. For your redemption request to be priced at the NAV on the day of your request (minus applicable deferred sales charges for Class A and Class C shares), you must submit your request to your selected securities dealer or other financial intermediary prior to that day’s close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time).

Certain financial intermediaries, however, may require submission of orders prior to that time. Redemption requests received after that time are priced (less applicable deferred sales charges for Class A and Class C shares) at the NAV at the close of regular trading on the next business day. Certain financial intermediaries may charge a fee to process a sale of shares.

The Fund may postpone or reject an order to sell shares under certain circumstances permitted by the Securities and Exchange Commission pursuant to Section 22(e) of the 1940 Act, including during unusual market conditions or emergencies when the Fund can’t determine the value of its assets or sell its holdings.
Sell through the transfer agent	You may sell shares held at the transfer agent by writing to the transfer agent at the address on the back cover of this Prospectus. All shareholders on the account must sign the letter. A signature guarantee, from either a Medallion program member or a non-Medallion program member, will generally be required, but may be waived, in the following instances: (i) all redemptions that are more than $50,000; (ii) redemption proceeds are payable or sent to any person, address or bank account not on record; (iii) a redemption request is received by the transfer agent and the address on record has changed within 30 calendar days; or (iv) when ownership is being changed on the account. A signature guarantee or signature validation may be required when adding telephone redemption privileges or adding/changing automated financial institution instructions on an existing account or when redemptions are paid to a corporation, partnership, trust or fiduciary. Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source. In addition to the situations described above, the Funds and/or the transfer agent reserve the right to require a signature guarantee or signature validation in other instances based on the circumstances relative to the particular situation. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. You may have to supply additional documentation at the request of the transfer agent, depending on the type of account. The Funds reserve the right to waive any signature requirement at their discretion. Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election will generally be subject to withholding. Shares held in IRA accounts may be redeemed by telephone at 1-866-HW-FUNDS (1-866-493-8637). Investors will be asked whether or not to withhold taxes from any distribution.

The Fund may postpone or reject an order to sell shares under certain circumstances permitted by the Securities and Exchange Commission pursuant to Section 22(e) of the 1940 Act, including during unusual market conditions or emergencies when the Fund can’t determine the value of its assets or sell its holdings.

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If You Want To	Your Choices	Information Important for You to Know

All requests received in good order by the transfer agent before the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time) will be processed that day and the proceeds will usually be sent the next day, although it could be delayed for up to seven days. You may have a check sent to the address of record, proceeds may be wired to your pre-determined financial institution account or proceeds may be sent via electronic funds transfer through the ACH network using instructions previously provided to the transfer agent for your account. There is a $15 fee for outgoing wire transfers. Interest or income is not earned on redemption or distribution checks sent to you during the time a check remains uncashed. In all cases, proceeds will be processed within seven calendar days following a properly completed request. There are circumstances when proceeds could be longer including, but not limited to, if you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund or the transfer agent may delay mailing your proceeds. This delay will usually not exceed 12 calendar days from the date of purchase. The delay will not apply if you purchased your shares via wire payment. The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalents held in their portfolios, or by selling other portfolio holdings. The Funds reserve the right to redeem your Fund shares “in-kind” as described under “Redemption In-Kind,” below. The Funds may use any of these methods of satisfying redemption requests under stressed or normal market conditions. During periods of distressed market conditions, when a significant portion of a Fund’s portfolio may be comprised of less-liquid investments, a Fund may be more likely to pay proceeds by redeeming your Fund shares in-kind.

You may also sell your Fund shares held at the transfer agent by telephone request if the amount being sold does not exceed $50,000 and if certain other conditions are met. The $50,000 maximum does not apply to Class I shares. Contact the transfer agent at 1-866-HW-FUNDS (1-866-493-8637) for details. If an account has more than one owner or authorized person, the transfer agent will accept telephone instructions from any one owner or authorized person.

Sell Shares Systematically	Participate in a Fund’s Systematic Withdrawal Plan
You can choose to receive systematic payments from your Fund account either by check or through direct deposit to your financial institution account of at least $100 per payment if you have at least $10,000 in your account. You can generally arrange through the transfer agent or your selected securities dealer or other financial intermediary for systematic sales of shares of a fixed dollar amount as frequently as monthly, subject to certain conditions. Under either method, you should have dividends automatically reinvested. You may elect to change or terminate your participation in this Plan at any time by contacting the transfer agent five (5) calendar days prior to the next scheduled withdrawal.

The deferred sales charge is waived for systematic redemptions. Ask your financial intermediary or the transfer agent for details. Each withdrawal is generally a taxable event for federal income tax purposes.

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If You Want To	Your Choices	Information Important for You to Know
Exchange Your Shares	Select the Fund into which you want to exchange.
You can exchange your shares of a Fund for shares in an identically registered account of another Hotchkis & Wiley Fund subject to the policies and procedures adopted by the participating securities dealer or other financial intermediary or the transfer agent, depending on how you hold your Fund shares, and also subject to the policies described below. The minimum exchange amount is $1,000. Exchanges are generally considered a sale for federal income tax purposes.

Each class of Fund shares, except Class Z shares, is generally exchangeable for shares of the same class of another Hotchkis & Wiley Fund.

For Class A and Class C shares, in an exchange between the Funds and other Hotchkis and Wiley funds, the holding period of the original Fund will be aggregated with the holding period of the current Fund when calculating a deferred sales charge at the redemption of those shares.

To exercise the exchange privilege, contact your financial consultant, selected securities dealer or other financial intermediary or call the transfer agent at 1-866-HW-FUNDS (1-866-493-8637).

During periods of substantial economic or market change, you may find telephone redemptions difficult to implement and may encounter higher than usual call waits. Telephone trades must be received by or prior to market close. Please allow sufficient time to place your telephone transaction prior to market close. If a servicing agent or shareholder cannot contact the transfer agent by telephone, they should make a redemption request in writing in the manner described earlier. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

Redemption In-Kind
The Funds reserve the right to pay redeeming shareholders with large accounts securities instead of cash in certain circumstances. The Funds have elected under Rule 18f-1 under the 1940 Act to pay all redemptions of Fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the Fund’s net assets measured as of the beginning of such 90-day period. A Fund will typically distribute a pro rata portion of all securities or other financial assets when redeeming in-kind, subject to certain exclusions in accordance with procedures approved by the Board of Trustees. If your shares are redeemed in-kind, then you will incur transaction costs when you subsequently sell the securities distributed to you. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Liquidating Small Accounts
Because of the high cost of maintaining smaller shareholder accounts, the Funds may redeem the shares in your account (without charging any deferred sales charge) if the value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before a Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts. A redemption of your shares in a Fund will generally be treated as a sale for federal income tax purposes, and depending on the investor and type of account, may be subject to tax.

Unclaimed Property
Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. If the Funds are unable to locate a shareholder, they will determine whether the shareholder’s account can legally be considered abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Funds to complete a Texas Designation of Representative form.

Right to Suspend Sales and Reject Purchase Orders
The Funds reserve the right to suspend the offering of shares at any time, and to reject a purchase order.

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The Advisor and the Funds are dedicated to minimizing or eliminating short-term and/or active trading in the Funds. Purchases and exchanges of the Funds should be made for long-term investment purposes. Short-term or excessive trading into or out of a Fund may harm other shareholders in various ways, including disrupting portfolio management strategies, increasing brokerage and administrative costs, and causing the Fund to generate taxable gains. To protect the interests of the long-term shareholders of the Funds, the Board of Trustees has adopted the following policies and has authorized the Advisor to make adjustments to specific provisions in these policies as necessary to ensure their effectiveness.

The Funds discourage frequent purchases and redemptions of Fund shares, whether for “market timing” or any other purpose. Accordingly, the Funds reserve the right to reject any purchase or exchange request for any reason, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, a Fund may reject any purchase order, including an exchange, from any investor who, in the Advisor's opinion, has a pattern of short-term or excessive trading in the Funds or other mutual funds or whose trading has been disruptive to a Fund or other mutual funds.

The Funds monitor trading activity in a variety of ways. Active trading within a 30-day period will generally be questioned if the trades meet certain thresholds for materiality. However, the Funds may reject trades from any shareholder who the Funds believe is engaged in excessive trading, whether or not in violation of these guidelines. The Funds may consider trading patterns over a longer period than 30 days and may take into account market conditions, the number of trades and the amount of the trades in making such determinations. In applying these policies, the Funds consider the information available to them at the time and reserve the right to consider trading activity in multiple accounts under common ownership, control or influence. Additionally, these guidelines may be changed at any time without prior notice to shareholders.

When excessive or short-term trading is detected, the party involved may be banned from future trading in the Funds. Judgments related to the rejection of purchases and the banning of future trades are inherently subjective and involve some selectivity in their application. The Advisor will seek to make judgments and applications that are consistent with the interests of the Funds' shareholders.

Persons engaged in excessive trading practices may use a variety of strategies to avoid detection, such as trading through multiple financial intermediaries or within omnibus accounts that pool transactions together in one account. The Funds may not be able to effectively monitor or detect excessive or short-term trading that occurs through financial intermediaries, particularly in an omnibus account. It is common for a substantial portion of Fund shares to be held in omnibus accounts. The Funds may not always be able to detect or curtail excessive or short-term trading in omnibus accounts, which may harm shareholders as described above.

In addition, the Funds attempt to limit exchanges in retirement plans, which often trade in omnibus accounts, to no more than one round-trip exchange per participant within a 30-day period. It is the responsibility of plan sponsors to communicate the Funds' restrictions to plan participants and monitor and apply the exchange limitation. The exchange limits may be modified to conform to individual plan exchange limits, Department of Labor regulations and automated asset allocation or dollar-cost-averaging programs. Certain automated or pre-established exchange, asset allocation and dollar-cost-averaging programs may not be subject to these exchange limits.

The Distributor has entered into agreements with respect to financial advisers and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial advisors and other financial intermediaries undertake to cooperate with the Advisor and the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading of the Funds’ shares through such accounts. Certain plan recordkeepers may offer the Funds a menu of options designed to limit active trading. These options may include blocking of exchanges or round-trip limitations for certain time periods. Generally, the Funds prefer to implement buy blocks, whereby a participant who initiates a sale in a Fund would not be able to make a purchase for 30 days. This limitation does not include payroll contributions, rollovers, loan transactions, automatic rebalancing or other similar transactions. It may not be practical for each plan sponsor and/or recordkeeper to implement this systematic limitation or other short-term trading policies of the Funds. The Funds will accept as adequate reasonable policies and procedures to detect and deter active trading even though those policies may not be as restrictive as those of the Funds. Shareholders who own shares of the Funds through plan sponsors may request copies of such policies and procedures from those plan sponsors and/or recordkeepers.

For purposes of application of these policies, the Funds generally do not consider the following types of transactions to be active trading (unless significant in size or frequency of trades):

•With respect to discretionary wrap programs, changes in investment models by research teams;

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•“Rebalancing” transactions by brokers or investment advisors to align accounts with target portfolios;
•“Rebalancing” transactions by shareholders between taxable and non-taxable accounts;
•Sales and purchases effected for the purpose of changing the class of Fund shares held;
•Sales and purchases effected for the purpose of realizing tax gains/losses in order to offset other tax gains/losses;
•Sales and purchases effected by plan sponsors, recordkeepers or other intermediaries for various operational purposes; and
•Purchases and redemptions of Fund shares by ReFlow under the ReFlow liquidity program.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES – HOTCHKIS AND WILEY ETFs

How to Buy and Sell Shares
The Fund issues and redeems Shares at NAV only in Creation Units. Creation Units may only be acquired by APs, and only APs may tender their Shares for redemption directly to the Fund, at NAV. Each AP must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Most investors buy and sell individual Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread with respect to shares of the Fund varies over time based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity.

Frequent Purchases and Redemptions of the Fund's Shares
The Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”). In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Fund's shareholders. The Board considered that the Fund's shares can only be purchased and redeemed directly from the Fund in Creation Units by broker-dealers and large institutional investors that have entered into participation agreements (i.e., authorized participants (“APs”)) and that the vast majority of trading in the Fund's shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund's trading costs and the realization of capital gains. With respect to trades directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent that the Fund may affect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the shares trade at or close to NAV. In addition, the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. Finally, the Advisor monitors purchase and redemption orders from APs for patterns of abusive trading and the Fund reserves the right to not accept orders from APs that the Advisor has determined may be disruptive to the management of the Fund.

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HOW SHARES ARE PRICED – HOTCHKIS AND WILEY MUTUAL FUNDS

When you buy shares, you pay the NAV next determined after receipt of your order, plus any applicable sales charge. This is the offering price. The NAV of a class of a Fund is the market value in U.S. dollars of the Fund’s net assets (i.e., assets less liabilities) attributable to that class, divided by the number of shares outstanding in that class. Expenses, including the fees payable to the Advisor, are accrued daily. Due to the fact that different expenses are charged to the Class I, Class A, Class C, and Class Z shares of a Fund, the NAV of the classes of a Fund may vary. Shares are also redeemed at their NAV, minus any applicable deferred sales charge. Each Fund calculates its NAV each day the NYSE is open as of the close of regular trading on the NYSE based on prices at the time of closing. Because some foreign markets are open on days when the Funds do not price their shares, the value of a Fund’s holdings (and correspondingly, the Fund’s NAV) could change at a time when you are not able to buy or sell Fund shares.

Regular trading on the NYSE generally closes at 4:00 p.m. Eastern time. The NAV used in determining your price is the next one calculated after your purchase or redemption order is received. On holidays or other days when the NYSE is closed, the NAV is not calculated, and the Funds do not transact purchase or redemption requests.

Assets are valued primarily on the basis of market quotations as provided by independent pricing agents. Fixed income securities, including those to be purchased under firm commitment agreements, are normally priced on the basis of the evaluated mean provided by independent pricing agents, which take into account appropriate factors such as institutionalized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. The Funds have adopted fair valuation procedures for use in appropriate circumstances. If no price, or in the Advisor’s determination no price representing market value, is provided for a security held by a Fund by an independent pricing agent, then the security will be fair valued. In using fair value pricing, the Advisor attempts to establish the price that the Fund might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time.

A third-party vendor’s proprietary fair value pricing model is used to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAV may differ from quoted or official closing prices. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon its sale. It is possible that market timers may attempt to buy or sell Fund shares to profit from price movements in foreign markets that are not yet reflected in a Fund’s NAV. Such trades may have the effect of reducing the value of existing shareholders’ investments. The Trust’s use of fair value pricing is designed to more accurately reflect the current market value of a portfolio security and to minimize the possibilities for time-zone arbitrage.

The Board has designated the Advisor as the Funds' “valuation designee” to perform all fair valuations of the Funds' portfolio investments. The Advisor, as the Funds' valuation designee, has established procedures for its fair valuation of the Funds' portfolio investments, which address, among other things, determining when market quotations are not readily available or reliable and the fair valuation of such portfolio investments, as well as the use and oversight of third-party pricing services for fair valuation.

Each Fund has authorized one or more financial intermediaries to receive on its behalf purchase and redemption orders. Such intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary’s authorized designee, receives the order. Customer orders will be priced at the NAV for the applicable class of a Fund (plus any applicable sales charge or minus any applicable deferred sales charge) next computed after they are received by an authorized intermediary or the intermediary’s authorized designee and accepted by a Fund. If the payment for a purchase order is not made by a designated time, the order will be canceled and the financial intermediary could be held liable for any losses.

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares. Generally, when the Funds pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.

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HOW SHARES ARE PRICED – HOTCHKIS AND WILEY ETFs

Fund Shares are listed for secondary trading on the Exchange and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The Exchange and secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell Fund Shares in the secondary market, you will pay the secondary market price for Fund Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The trading prices of Fund Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the relevant Fund’s NAV, which is calculated at the end of each business day. Fund Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily NAV of Fund Shares. The trading prices of Fund Shares may deviate significantly from the Fund’s NAV during periods of market volatility. Given, however, that Fund Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained over long periods.

Book Entry
Fund Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding Fund Shares. Investors owning Fund Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for Fund Shares.

DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Fund Shares, you are not entitled to receive physical delivery of stock certificates or to have Fund Shares registered in your name, and you are not considered a registered owner of Fund Shares. Therefore, to exercise any right as an owner of Fund Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

DIVIDENDS AND TAXES – HOTCHKIS AND WILEY MUTUAL FUNDS

The Funds will distribute any realized net capital gains at least annually. The Large Cap Disciplined Value Fund, the Large Cap Fundamental Value Fund, the Mid-Cap Value Fund, the Small Cap Value Fund, the Small Cap Diversified Value Fund, the Global Value Fund, the International Value Fund, the International Small Cap Diversified Value Fund and the Opportunities Fund will distribute any net investment income at least annually. Although this cannot be predicted with any certainty, each of these Funds anticipates that the majority of its distributions, if any, will consist of capital gains.

The High Yield Fund distributes substantially all of its net investment income to shareholders in the form of dividends. The High Yield Fund intends to declare income dividends daily and distribute them monthly to shareholders of record. In addition, the High Yield Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

The High Yield Fund shares will normally begin to earn dividends on the business day after payment for Fund shares is received by the Trust. The High Yield Fund shares will normally earn dividends through the date of redemption. Shares of the High Yield Fund redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

Dividends paid by a Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class A and Class C shares are expected to be lower than dividends on Class I and Class Z shares as a result of the distribution fees applicable to Class A and Class C shares.

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If you purchase and sell your shares through an intermediary, consult your intermediary to determine when your shares begin and stop accruing dividends; the information described above may vary.

The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Dividends and/or distributions may be reinvested automatically in shares of a Fund at NAV without a sales charge or may be taken in cash. If your account is with a selected securities dealer or other financial intermediary that has an agreement with a Fund, contact your dealer or intermediary about which option you would like. If your account is with the transfer agent and you would like to receive dividends in cash, contact the transfer agent by telephone or in writing at least five (5) days prior to the record date of the next distribution. If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the then current NAV for that class of the Fund and to reinvest all subsequent distributions. The federal income tax treatment of distributions will be the same whether they are paid in cash or reinvested in additional shares.

You may be subject to federal income tax on distributions from a Fund, whether you receive them in cash or additional shares. Distributions from a Fund’s net investment income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Distributions of a Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long you may have held shares of the Funds. Distributions from a Fund may also be subject to foreign, state and local income taxes.

Distributions declared by a Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders and paid by the Fund on December 31 of the year in which the distribution was declared.

If you purchase shares of a Fund just before a dividend or distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.”

If you redeem Fund shares or exchange them for shares of another Hotchkis & Wiley Fund, you generally will be treated as having sold your shares and may recognize a taxable gain or loss for federal income tax purposes, depending on whether the redemption proceeds are more or less than your basis in the redeemed shares. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and if not held for such period, as short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. Long-term capital gains are taxable to individuals and other non-corporate taxpayers at a maximum federal income tax rate of 20%. Your ability to utilize capital losses may be limited.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of shares of a Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. A Fund may be eligible to elect to “pass through” to you foreign income taxes that it pays if more than 50% of the value of its total assets at the close of its taxable year consists of stock or securities of foreign corporations. If a Fund is eligible for and makes this election, you will be required to include your share of those taxes in gross income as a distribution from the Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. Tax-exempt holders of Fund shares, such as qualified retirement plans, will not generally benefit from such a deduction or credit.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, a Fund’s ordinary income dividends (which may include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, each Fund must withhold 24% of your dividends and redemption proceeds if the taxpayer identification number or social security number you have provided is incorrect, you fail to make certain required certifications and/or if a Fund receives notification from the Internal Revenue Service requiring backup withholding.

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This section summarizes some of the consequences under current federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences to you of an investment in a Fund under all applicable tax laws, including federal, state, foreign and local tax laws.

DIVIDENDS AND TAXES – HOTCHKIS AND WILEY ETFs

Dividends and Distributions
Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

Each Fund typically earns income dividends from stocks, interest from debt securities and securities lending income. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as “income dividend distributions.” Each Fund will generally realize short-term capital gains or losses whenever it sells or exchanges assets held for one year or less. Net short-term capital gains will generally be treated as ordinary income when distributed to shareholders. Each Fund will generally realize long-term capital gains or losses whenever it sells or exchanges assets held for more than one year. Net capital gains (the excess of a Fund’s net long-term capital gains over its net short-term capital losses) are distributed to shareholders as “capital gain distributions.”

Income dividend distributions, if any, are generally distributed to shareholders at least annually. Net capital gains for each Fund are distributed at least annually. Dividends may be declared and paid more frequently or at any other time to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Some portion of each distribution may result in a return of capital to you.

Dividends which are reinvested will nevertheless be taxable to the same extent as if such dividends had not been reinvested.

Taxes on Purchase and Redemption of Creation Units
If you exchange securities for Creation Units, you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of your aggregate basis in the securities surrendered and the cash component paid for such Creation Units. If you redeem Creation Units, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the sum of the aggregate market value of the securities received and the cash redemption amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

PREMIUM/DISCOUNT INFORMATION
Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's NAV for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.hwcm.com/etfs/hw-smid-cap-diversifiedvalue-
fund/.

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The Management Team

MANAGEMENT OF THE FUNDS

The Advisor
Hotchkis & Wiley Capital Management, LLC, 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5704, is each Fund’s investment advisor. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens-H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor’s predecessor entity was organized as an investment advisor in 1980. As of June 30, 2026, the Advisor had approximately $38.7 billion in investment company and other portfolio assets under management. The Advisor supervises and arranges the purchase and sale of securities held in the Funds’ portfolios.

Pursuant to each Fund’s advisory agreement, the investments and business operations of each Fund are managed by the Advisor subject to oversight by the Board of Trustees. The Advisor is also responsible for selecting brokers and dealers to execute a Fund’s portfolio transactions.

For its services under the applicable advisory agreement, the Advisor is entitled to receive an annual management fee for the Large Cap Disciplined Value Fund as follows:

First $250 million in assets     0.70% of average net assets
Next $250 million in assets     0.60% of average net assets
Over $500 million in assets    0.50% of average net assets

For its services under the applicable advisory agreement, the Advisor is entitled to receive an annual management fee for the Large Cap Fundamental Value Fund as follows:

First $500 million in assets     0.70% of average net assets
Next $500 million in assets     0.60% of average net assets
Over $1 billion in assets    0.55% of average net assets

For its services under the applicable advisory agreement, the Advisor is entitled to receive an annual management fee for the Mid-Cap Value Fund as follows:

First $5 billion in assets     0.75% of average net assets
Next $5 billion in assets     0.65% of average net assets
Over $10 billion in assets    0.60% of average net assets

For its services under the applicable advisory agreement, the Advisor is entitled to receive an annual management fee for the Small Cap Value Fund of 0.75% of average daily net assets; for the Small Cap Diversified Value Fund of 0.65% of average daily net assets; for the Global Value Fund of 0.55% of average daily net assets; for the International Value Fund of 0.55% of average daily net assets; for the International Small Cap Diversified Value Fund of 0.70% of average daily net assets; for the Opportunities Fund of 0.75% of average daily net assets; and for the High Yield Fund of 0.55% of average daily net assets.

For its services to the SMID Cap Diversified Value Fund, the Advisor receives a unitary management fee from the Fund, which is calculated daily and paid monthly by the Fund at an annual rate of 0.55% of the Fund’s average daily net assets.

The Advisor has agreed to pay all expenses of the SMID Cap Diversified Value Fund except Advisor’s management fees, interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, litigation expenses, other non-routine or extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The annual fee paid to the Advisor as a percentage of average daily net assets for the year ended June 30, 2026, net of expense reimbursements or fee waivers (if applicable), was 0.51% for the Large Cap Disciplined Value Fund, 0.69% for the

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Large Cap Fundamental Value Fund; 0.75% for the Mid-Cap Value Fund; 0.68% for the Small Cap Value Fund, 0.61% for the Small Cap Diversified Value Fund, 0.30% for the Global Value Fund, 0.00% for the International Value Fund, 0.00% for the International Small Cap Diversified Value Fund, 0.75% for the Opportunities Fund, 0.49% for the High Yield Fund, and 0.53% for the SMID Cap Diversified Value Fund.

For each Fund except the SMID Cap Diversified Value Fund, the Advisor has agreed to waive fees or make reimbursements so that annual operating expenses of each Fund (excluding sales loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, if any, expenses incurred in connection with any merger or reorganization and extraordinary expenses) will be limited as noted below.

Expense Limit (as a percentage of average net assets)
Fund	Class I	Class A	Class C	Class Z
Large Cap Disciplined Value	0.80%	1.05%	N/A	0.80%
Large Cap Fundamental Value	0.95%	1.20%	N/A	0.95%
Mid-Cap Value	1.05%	1.30%	N/A	1.05%
Small Cap Value	0.97%	1.22%	1.97%	0.97%
Small Cap Diversified Value	0.80%	1.05%	N/A	0.80%
Global Value	0.70%	0.95%	N/A	0.70%
International Value	0.70%	0.95%	N/A	0.70%
International Small Cap Diversified Value	0.89%	1.14%	N/A	0.89%
Opportunities	1.15%	1.40%	2.15%	1.15%
High Yield	0.70%	0.95%	N/A	0.60%

The Advisor has agreed to these expense limits through August 29, 2027. The agreement may be terminated only with the consent of the Funds’ Board.

A discussion regarding the basis on which the Board of Trustees approved the continuation of the investment advisory agreement for each of the Funds is available in the Funds’ Form N-CSR for the year ended June 30, 2026.

Portfolio Managers
The Advisor also manages institutional separate accounts and is the sub-advisor to other mutual funds. The investment process employed is the same for similar accounts, including the Funds, and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of the Advisor’s investment strategies. Portfolio managers for each strategy ensure that the best thinking of the investment team is reflected in the “target portfolios.” Investment ideas for each Fund are generated by the Advisor’s investment team. The Advisor has identified the portfolio managers with the most significant responsibility for each Fund’s portfolio. The list does not include all members of the investment team.

The investment process is team driven where each portfolio manager participates in the investment research review and decision-making process for all of the Funds.

Investment Team Member	Primary Role	Title and Recent Biography

Doug Campbell
Jointly and primarily responsible for day-to-day management of the Large Cap Disciplined Value Fund and the Large Cap Fundamental Value Fund. He participates in the investment research review and decision making process and represents the Funds to current and prospective shareholders.
Portfolio Manager of Advisor (since 2023); joined Advisor in 2017 as portfolio analyst and became a portfolio manager in 2023.

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Investment Team Member	Primary Role	Title and Recent Biography
George H. Davis, Jr.
Jointly and primarily responsible for day-to-day management of the Large Cap Disciplined Value Fund, Large Cap Fundamental Value Fund, Mid-Cap Value Fund and Opportunities Fund. He participates in the investment research review and decision-making process and represents the Funds to current and prospective shareholders.
Executive Chairman (since 2021) and Portfolio Manager (since 2001) of Advisor; Chief Executive Officer of Advisor (2001-2021); joined Advisor’s predecessor in 1988 as an equity analyst and became portfolio manager in 1989.

Hunter Doble, CFA
Jointly and primarily responsible for day-to-day management of the Mid-Cap Value Fund and International Value Fund. He participates in the investment research review and decision-making process and represents the Funds to current and prospective shareholders.
Portfolio Manager of Advisor (since 2005).

David Green, CFA
Jointly and primarily responsible for day-to-day management of the Small Cap Value Fund, International Value Fund and Opportunities Fund. He participates in the investment research review and decision-making process and represents the Funds to current and prospective shareholders.
Principal and Portfolio Manager of Advisor (since 2001); joined Advisor’s predecessor in 1997 as portfolio manager.

Mark Hudoff	Jointly and primarily responsible for day-to-day management of the High Yield Fund. He participates in the investment research review and decision-making process and represents the Fund to current and prospective shareholders.	Portfolio Manager of Advisor (since 2009). Executive Vice President, Portfolio Manager and Head of Global High Yield investments at PIMCO (2000 – 2009).

Ray Kennedy, CFA	Jointly and primarily responsible for day-to-day management of the High Yield Fund. He participates in the investment research review and decision-making process and represents the Fund to current and prospective shareholders.	Portfolio Manager of Advisor (since 2008). Managing Director, Portfolio Manager and a senior member of PIMCO’s investment strategy group (1996 – 2007).

Stan Majcher, CFA	Jointly and primarily responsible for day-to-day management of the Mid-Cap Value Fund. He participates in the investment research review and decision-making process and represents the Fund to current and prospective shareholders.	Principal and Portfolio Manager of Advisor (since 2001); joined Advisor’s predecessor in 1996 as an equity analyst and became portfolio manager in 1999.

Richard Mak, CFA	Jointly and primarily responsible for day–to-day management of the High Yield Fund. He participates in the investment research review and decision-making process and represents the Fund to current and prospective shareholders.	Portfolio Manager of Advisor (since 2013). Senior Vice-President, High Yield Portfolio Manager/Credit Analyst at PIMCO (2007 – 2013).

Scott McBride, CFA
Jointly and primarily responsible for day-to-day management of the Large Cap Disciplined Value Fund, Large Cap Fundamental Value Fund and Global Value Fund. He participates in the investment research review and decision making process and represents the Funds to current and prospective shareholders.
Chief Executive Officer (since 2021) and Portfolio Manager of Advisor (since 2004); President of Advisor (2016-2021); joined Advisor’s predecessor in 2001 as equity analyst and became portfolio manager in 2004.

Daniel McKenzie, CFA	Jointly and primarily responsible for day–to-day management of the High Yield Fund and the Small Cap Value Fund. He participates in the investment research review and decision-making process and represents the Funds to current and prospective shareholders.	Portfolio Manager of Advisor (since 2018); joined the Advisor in 2004 as a performance specialist, completed a three-year Research Associate program and became an investment analyst in 2010. He became a portfolio manager in 2018.

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Investment Team Member	Primary Role	Title and Recent Biography
Patrick Meegan, CFA	Jointly and primarily responsible for day-to-day management of the High Yield Fund. He participates in the investment research review and decision-making process and represents the Fund to current and prospective shareholders.	Portfolio Manager of Advisor (since 2001); joined Advisor’s predecessor in 1998 as an equity analyst and became portfolio manager in 2001.

James Miles	Jointly and primarily responsible for day-to-day management of the Small Cap Value Fund. He participates in the investment research review and decision-making process and represents the Fund to current and prospective shareholders.	Principal and Portfolio Manager of Advisor (since 2001); joined Advisor’s predecessor in 1995 as portfolio manager.

Judd Peters, CFA
Jointly and primarily responsible for day-to-day management of the Small Cap Diversified Value Fund, International Small Cap Diversified Value Fund, and SMID Cap Diversified Value Fund. He participates in the investment research review and decision making process and represents the Funds to current and prospective shareholders.
Portfolio Manager of Advisor (since 2003); joined Advisor’s predecessor in 1999 as equity analyst and became portfolio manager in 2003.

Scott Rosenthal	Jointly and primarily responsible for day-to-day management of the Global Value Fund and International Value Fund. He participates in the investment research review and decision making process and represents the Funds to current and prospective shareholders.	Portfolio Manager of Advisor (since 2010); joined Advisor in 2007 as equity analyst and became portfolio manager in 2010.

Ryan Thomes, CFA
Jointly and primarily responsible for day–to-day management of the Small Cap Diversified Value Fund, International Small Cap Diversified Value Fund, and SMID Cap Diversified Value Fund. He participates in the investment research review and decision-making process and represents the Funds to current and prospective shareholders.
Portfolio Manager of Advisor (since 2018); joined Advisor in 2008 as portfolio analyst and became portfolio manager in 2018.

Please see the SAI for more information about management of the Funds, including additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Funds that they manage.

Plan of Distribution
The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which a Fund may reimburse the Distributor up to a maximum annual rate of 0.25% of its average daily net assets.

Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no “interested person” of the Trust (as that term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.

No fee is currently paid by the SMID Cap Diversified Value Fund under the Plan and no payments pursuant to the Plan are expected to be paid for the Fund within the 12-month period from the date of this Prospectus.

Additional Information
The Trust enters into contractual arrangements with various parties, including among others, the Funds’ investment adviser, principal underwriter, custodian and transfer agent, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

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This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust, the Trustees or any Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

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Description of Indices

The performance of the Indices assumes the reinvestment of all distributions but does not assume any transaction costs, taxes, management fees or other expenses. It is not possible to invest directly in an index.

The Russell 1000® Index, an unmanaged index, measures the performance of those 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents approximately 93% of the U.S. market.

The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios, lower forecasted growth values, and lower historical sales growth.

The Russell Midcap® Index, an unmanaged index, measures the performance of the 800 non-mega cap companies in the Russell 1000® Index.

The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios, lower forecasted growth values, and lower historical sales growth.

The Russell 2000® Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios, lower forecasted growth values and lower historical sales growth.

The Russell 3000® Index, an unmanaged index, is a stock market index comprised of the 3,000 largest U.S.-traded stocks which represent about 98% of all U.S. incorporated equity securities.

The Russell 3000® Value Index measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI World Index (Net) USD is a free float-adjusted weighted index capturing large and mid cap representation across 23 Developed Markets (DM) countries. The Index includes reinvestment of dividends, net foreign withholding taxes.

The MSCI World ex-USA Index (Net) USD is a free float-adjusted weighted index capturing large and mid cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. The index covers approximately 85% of the free float-adjusted market capitalized in each country. The Index includes reinvestment of dividends, net foreign withholding taxes.

The MSCI World ex-USA Small Cap Index (Net) USD captures small cap representation across 22 of 23 Developed Markets (DM) countries and covers approximately 14% of the free float-adjusted market capitalization in each country. The Index includes reinvestment of dividends, net foreign withholding taxes.

The ICE BofA U.S. Corporate Bond Index tracks the performance of U.S. dollar denominated investment grade corporate debt publicly issued in the U.S. domestic market.

The ICE BofA BB-B U.S. High Yield Constrained Index contains all securities in the ICE BofA U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody’s or Fitch), but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

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Financial Highlights

The financial highlights tables below are intended to help you understand the Funds’ financial performance for the past five years, or since inception if less than five years, by showing information for the Funds’ Class I, Class A, Class C and Class Z shares, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The financial highlights tables show the Funds' financial performance for the fiscal years ended June 30, 2022, 2023, 2024, 2025 and 2026. This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, are available on the Funds' website and are included in the Form N-CSR filed with the SEC, which is available upon request. Financial highlights are not available for share classes that are not currently offered.

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Financial Highlights

		INVESTMENT OPERATIONS:			LESS DISTRIBUTIONS FROM:								SUPPLEMENTAL DATA AND RATIOS:
For the period ended	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments(b)	Total from investment operations	Net investment income	Net realized gains	Return of capital	Total distributions	ETF transaction fees per share	Net asset value, end of period	Total return(c)	Net assets, end of period (in thousands)	Ratio of expenses to average net assets before expense reimbursement(d)(e)	Ratio of expenses to average net assets after expense reimbursement(d)(e)	Ratio of overdraft and ReFlow fees to average net assets(d)(e)	Ratio of operational expenses to average net assets excluding overdraft and ReFlow fees(d)(e)	Ratio of net investment income (loss) to average net assets(d)(e)	Portfolio turnover rate(c)
Hotchkis and Wiley Large Cap Disciplined Value Fund - Class A
6/30/2026	$30.25	0.36	4.65	5.01	(0.44)	(2.87)	—	(3.31)	—	$31.95	17.47%	$37,926	1.25%	1.06%	0.01%	1.05%	1.15%	48%
6/30/2025	$30.88	0.40	2.84	3.24	(0.77)	—	(3.10)	(3.87)	—	$30.25	10.55%	$36,258	1.26%	1.06%	0.01%	1.05%	1.31%	34%
6/30/2024	$26.41	0.41	4.42	4.83	(0.36)	—	—	(0.36)	—	$30.88	18.48%	$42,843	1.23%	1.05%	—%	1.05%	1.44%	34%
6/30/2023	$22.84	0.27	3.50	3.77	(0.20)	—	—	(0.20)	—	$26.41	16.58%	$34,785	1.25%	1.05%	0.00%(h)	1.05%	1.10%	26%
6/30/2022	$25.18	0.19	(2.30)	(2.11)	(0.23)	—	—	(0.23)	—	$22.84	-8.49%	$32,489	1.22%	1.05%	0.00%(h)	1.05%	0.72%	28%
Hotchkis and Wiley Large Cap Disciplined Value Fund - Class I
6/30/2026	$30.09	0.44	4.62	5.06	(0.48)	(2.87)	—	(3.35)	—	$31.80	17.76%	$43,920	1.00%	0.81%	0.01%	0.80%	1.40%	48%
6/30/2025	$30.75	0.47	2.83	3.30	(0.79)	—	(3.17)	(3.96)	—	$30.09	10.81%	$44,456	1.02%	0.80%	0.00%(h)	0.80%	1.54%	34%
6/30/2024	$26.31	0.48	4.41	4.89	(0.45)	—	—	(0.45)	—	$30.75	18.81%	$68,413	1.01%	0.80%	—%	0.80%	1.67%	34%
6/30/2023	$22.76	0.33	3.49	3.82	(0.27)	—	—	(0.27)	—	$26.31	16.88%	$46,907	1.04%	0.80%	0.00%(h)	0.80%	1.33%	26%
6/30/2022	$25.09	0.25	(2.30)	(2.05)	(0.28)	—	—	(0.28)	—	$22.76	-8.27%	$50,757	1.01%	0.80%	0.00%(h)	0.80%	0.98%	28%
Hotchkis and Wiley Large Cap Fundamental Value Fund - Class A
6/30/2026	$42.79	0.55	7.54	8.09	(0.66)	(2.83)	—	(3.49)	—	$47.39	19.63%	$121,250	1.19%	1.19%	0.02%	1.17%	1.21%	61%
6/30/2025	$43.16	0.63	3.55	4.18	(0.59)	(3.96)	—	(4.55)	—	$42.79	9.62%	$119,011	1.18%	1.18%	0.00%(h)	1.18%	1.46%	40%
6/30/2024	$40.80	0.58	6.17	6.75	(0.58)	(3.81)	—	(4.39)	—	$43.16	18.03%	$132,425	1.20%	1.20%	0.00%(h)	1.20%	1.40%	22%
6/30/2023	$38.66	0.46	4.84	5.30	(0.40)	(2.76)	—	(3.16)	—	$40.80	14.08%	$134,901	1.20%	1.20%	0.00%(h)	1.20%	1.14%	26%
6/30/2022	$43.04	0.31	(4.38)	(4.07)	(0.31)	—	—	(0.31)	—	$38.66	-9.53%	$150,260	1.18%	1.18%	—%	1.18%	0.71%	35%
Hotchkis and Wiley Large Cap Fundamental Value Fund - Class I
6/30/2026	$43.11	0.66	7.59	8.25	(0.82)	(2.83)	—	(3.65)	—	$47.71	19.88%	$229,257	0.98%	0.97%	0.02%	0.95%	1.44%	61%
6/30/2025	$43.45	0.74	3.58	4.32	(0.70)	(3.96)	—	(4.66)	—	$43.11	9.89%	$239,357	0.98%	0.95%	0.00%(h)	0.95%	1.70%	40%
6/30/2024	$41.06	0.68	6.21	6.89	(0.69)	(3.81)	—	(4.50)	—	$43.45	18.30%	$210,124	0.98%	0.95%	0.00%(h)	0.95%	1.63%	22%
6/30/2023	$38.92	0.57	4.86	5.43	(0.53)	(2.76)	—	(3.29)	—	$41.06	14.35%	$219,456	0.99%	0.95%	0.00%(h)	0.95%	1.40%	26%
6/30/2022	$43.29	0.41	(4.40)	(3.99)	(0.38)	—	—	(0.38)	—	$38.92	-9.31%	$214,692	0.97%	0.95%	—%	0.95%	0.93%	35%
Hotchkis and Wiley Large Cap Fundamental Value Fund - Class Z
6/30/2026	$43.10	0.69	7.61	8.30	(0.90)	(2.83)	—	(3.73)	—	$47.67	20.03%	$11,267	0.86%	0.86%	0.02%	0.84%	1.50%	61%
6/30/2025	$43.45	0.77	3.59	4.36	(0.75)	(3.96)	—	(4.71)	—	$43.10	9.98%	$11,114	0.85%	0.85%	0.00%(h)	0.85%	1.78%	40%
6/30/2024	$41.06	0.72	6.21	6.93	(0.73)	(3.81)	—	(4.54)	—	$43.45	18.42%	$12,907	0.85%	0.85%	0.00%(h)	0.85%	1.74%	22%
6/30/2023	$38.92	0.54	4.93	5.47	(0.57)	(2.76)	—	(3.33)	—	$41.06	14.46%	$13,023	0.87%	0.87%	0.00%(h)	0.87%	1.34%	26%
6/30/2022	$43.30	0.46	(4.40)	(3.94)	(0.44)	—	—	(0.44)	—	$38.92	-9.22%	$35,081	0.86%	0.86%	—%	0.86%	1.07%	35%
Hotchkis and Wiley Mid-Cap Value Fund - Class A
6/30/2026	$52.65	0.64	11.38	12.02	(0.67)	—	—	(0.67)	—	$64.00	22.99%	$123,619	1.20%	1.20%	—%	1.20%	1.08%	52%
6/30/2025	$52.62	0.58	(0.01)	0.57	(0.54)	—	—	(0.54)	—	$52.65	1.01%	$109,621	1.21%	1.21%	—%	1.21%	1.08%	31%
6/30/2024	$45.55	0.40	6.73	7.13	(0.06)	—	—	(0.06)	—	$52.62	15.65%	$119,610	1.20%	1.20%	0.00%(h)	1.20%	0.80%	28%
6/30/2023	$39.99	0.43	5.26	5.69	(0.13)	—	—	(0.13)	—	$45.55	14.24%	$120,783	1.21%	1.21%	0.00%(h)	1.21%	0.97%	35%
6/30/2022	$41.52	0.13	(1.15)	(1.02)	(0.51)	—	—	(0.51)	—	$39.99	-2.54%	$111,771	1.21%	1.21%	0.00%(h)	1.21%	0.31%	41%
Hotchkis and Wiley Mid-Cap Value Fund - Class I
6/30/2026	$53.63	0.76	11.60	12.36	(0.81)	—	—	(0.81)	—	$65.18	23.24%	$238,508	0.99%	0.99%	—%	0.99%	1.28%	52%
6/30/2025	$53.57	0.69	0.00(f)	0.69	(0.63)	—	—	(0.63)	—	$53.63	1.21%	$246,896	1.00%	1.00%	—%	1.00%	1.28%	31%
6/30/2024	$46.37	0.51	6.84	7.35	(0.15)	—	—	(0.15)	—	$53.57	15.88%	$275,563	1.00%	1.00%	0.00%(h)	1.00%	1.00%	28%
6/30/2023	$40.71	0.53	5.35	5.88	(0.22)	—	—	(0.22)	—	$46.37	14.47%	$289,249	1.00%	1.00%	0.00%(h)	1.00%	1.18%	35%
6/30/2022	$42.23	0.22	(1.18)	(0.96)	(0.56)	—	—	(0.56)	—	$40.71	-2.34%	$286,887	1.01%	1.01%	0.00%(h)	1.01%	0.51%	41%

HOTCHKIS AND WILEY FUNDS	89

Financial Highlights

		INVESTMENT OPERATIONS:			LESS DISTRIBUTIONS FROM:								SUPPLEMENTAL DATA AND RATIOS:
For the period ended	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments(b)	Total from investment operations	Net investment income	Net realized gains	Return of capital	Total distributions	ETF transaction fees per share	Net asset value, end of period	Total return(c)	Net assets, end of period (in thousands)	Ratio of expenses to average net assets before expense reimbursement(d)(e)	Ratio of expenses to average net assets after expense reimbursement(d)(e)	Ratio of overdraft and ReFlow fees to average net assets(d)(e)	Ratio of operational expenses to average net assets excluding overdraft and ReFlow fees(d)(e)	Ratio of net investment income (loss) to average net assets(d)(e)	Portfolio turnover rate(c)
Hotchkis and Wiley Mid-Cap Value Fund - Class Z
6/30/2026	$53.64	0.86	11.57	12.43	(0.93)	—	—	(0.93)	—	$65.14	23.39%	$28,583	0.87%	0.87%	—%	0.87%	1.43%	52%
6/30/2025	$53.59	0.76	0.00(f)	0.76	(0.71)	—	—	(0.71)	—	$53.64	1.33%	$22,640	0.88%	0.88%	—%	0.88%	1.40%	31%
6/30/2024	$46.38	0.58	6.85	7.43	(0.22)	—	—	(0.22)	—	$53.59	16.05%	$36,998	0.88%	0.88%	0.00%(h)	0.88%	1.14%	28%
6/30/2023	$40.72	0.58	5.36	5.94	(0.28)	—	—	(0.28)	—	$46.38	14.60%	$30,591	0.88%	0.88%	0.00%(h)	0.88%	1.30%	35%
6/30/2022	$42.25	0.29	(1.19)	(0.90)	(0.63)	—	—	(0.63)	—	$40.72	-2.23%	$30,870	0.87%	0.87%	0.00%(h)	0.87%	0.65%	41%
Hotchkis & Wiley SMID Cap Diversified Value Fund
6/30/2026	$25.03	0.47	5.43	5.90	(0.36)	—	—	(0.36)	—	$30.57	23.81%	$2,752	0.55%	0.55%	—%	0.55%	1.72%	53%
6/30/2025(f)	$24.51	0.15	0.37	0.52	—	—	—	—	0.00(g)	$25.03	2.11%	$2,002	0.55%	0.55%	—%	0.55%	2.59%	0%
Hotchkis and Wiley Small Cap Value Fund - Class A
6/30/2026	$71.02	0.51	16.04	16.55	(0.52)	—	—	(0.52)	—	$87.05	23.41%	$57,470	1.23%	1.23%	0.04%	1.19%	0.65%	53%
6/30/2025	$75.70	0.42	0.94	1.36	(0.64)	(5.40)	—	(6.04)	—	$71.02	1.04%	$52,228	1.20%	1.20%	0.02%	1.18%	0.56%	41%
6/30/2024	$69.26	0.52	7.28	7.80	(0.37)	(0.99)	—	(1.36)	—	$75.70	11.41%	$52,298	1.20%	1.20%	—%	1.20%	0.70%	45%
6/30/2023	$65.67	0.60	11.72	12.32	(0.34)	(8.39)	—	(8.73)	—	$69.26	19.49%	$50,327	1.21%	1.21%	—%	1.21%	0.86%	42%
6/30/2022	$68.24	0.16	(2.58)	(2.42)	(0.15)	—	—	(0.15)	—	$65.67	-3.56%	$33,250	1.21%	1.21%	0.00%(h)	1.21%	0.23%	49%
Hotchkis and Wiley Small Cap Value Fund - Class C
6/30/2026	$52.25	(0.07)	11.81	11.74	(0.05)	—	—	(0.05)	—	$63.94	22.48%	$4,225	1.99%	1.99%	0.04%	1.95%	(0.11)%	53%
6/30/2025	$57.33	(0.12)	0.85	0.73	(0.41)	(5.40)	—	(5.81)	—	$52.25	0.28%	$3,317	1.96%	1.96%	0.02%	1.94%	(0.22)%	41%
6/30/2024	$53.05	(0.01)	5.53	5.52	(0.25)	(0.99)	—	(1.24)	—	$57.33	10.60%	$3,441	1.95%	1.95%	—%	1.95%	(0.02)%	45%
6/30/2023	$52.23	0.08	9.21	9.29	(0.08)	(8.39)	—	(8.47)	—	$53.05	18.60%	$2,181	1.96%	1.96%	—%	1.96%	0.15%	42%
6/30/2022	$54.55	(0.27)	(2.05)	(2.32)	—	—	—	—	—	$52.23	-4.25%	$1,157	1.94%	1.94%	0.00%(h)	1.94%	(0.48)%	49%
Hotchkis and Wiley Small Cap Value Fund - Class I
6/30/2026	$71.63	0.70	16.14	16.84	(0.75)	—	—	(0.75)	—	$87.72	23.68%	$695,460	1.09%	1.01%	0.04%	0.97%	0.89%	53%
6/30/2025	$76.30	0.57	0.97	1.54	(0.81)	(5.40)	—	(6.21)	—	$71.63	1.25%	$641,874	1.06%	0.99%	0.02%	0.97%	0.76%	41%
6/30/2024	$69.72	0.69	7.34	8.03	(0.46)	(0.99)	—	(1.45)	—	$76.30	11.68%	$697,603	1.05%	0.97%	—%	0.97%	0.94%	45%
6/30/2023	$66.00	0.74	11.79	12.53	(0.42)	(8.39)	—	(8.81)	—	$69.72	19.73%	$627,132	1.06%	1.01%	—%	1.01%	1.07%	42%
6/30/2022	$68.58	0.27	(2.59)	(2.32)	(0.26)	—	—	(0.26)	—	$66.00	-3.42%	$510,545	1.06%	1.06%	0.00%(h)	1.06%	0.38%	49%
Hotchkis and Wiley Small Cap Value Fund - Class Z
6/30/2026	$71.67	0.77	16.16	16.93	(0.90)	—	—	(0.90)	—	$87.70	23.83%	$58,783	0.90%	0.90%	0.04%	0.86%	0.97%	53%
6/30/2025	$76.32	0.68	0.93	1.61	(0.86)	(5.40)	—	(6.26)	—	$71.67	1.35%	$46,172	0.89%	0.89%	0.02%	0.87%	0.92%	41%
6/30/2024	$69.73	0.81	7.30	8.11	(0.53)	(0.99)	—	(1.52)	—	$76.32	11.80%	$23,889	0.86%	0.86%	—%	0.86%	1.08%	45%
6/30/2023	$66.04	0.85	11.78	12.63	(0.55)	(8.39)	—	(8.94)	—	$69.73	19.90%	$11,434	0.87%	0.87%	—%	0.87%	1.22%	42%
6/30/2022	$68.62	0.42	(2.60)	(2.18)	(0.40)	—	—	(0.40)	—	$66.04	-3.22%	$9,394	0.86%	0.86%	0.00%(h)	0.86%	0.59%	49%
Hotchkis and Wiley Small Cap Diversified Value Fund - Class A
6/30/2026	$11.50	0.15	3.33	3.48	(0.09)	—	—	(0.09)	—	$14.89	30.42%	$21,624	1.11%	1.06%	0.01%	1.05%	1.19%	60%
6/30/2025	$12.07	0.16	0.02	0.18	(0.08)	(0.67)	—	(0.75)	—	$11.50	0.75%	$40,858	1.13%	1.06%	0.01%	1.05%	1.34%	60%
6/30/2024	$12.16	0.16	0.80	0.96	(0.18)	(0.87)	—	(1.05)	—	$12.07	8.33%	$46,561	1.12%	1.05%	0.00%(h)	1.05%	1.34%	54%
6/30/2023	$11.83	0.18	1.22	1.40	(0.16)	(0.91)	—	(1.07)	—	$12.16	12.12%	$36,173	1.14%	1.05%	—%	1.05%	1.54%	52%
6/30/2022	$13.91	0.13	(1.36)	(1.23)	(0.12)	(0.73)	—	(0.85)	—	$11.83	-9.57%	$5,839	1.15%	1.05%	—%	1.05%	0.98%	38%
Hotchkis and Wiley Small Cap Diversified Value Fund - Class I
6/30/2026	$11.62	0.19	3.36	3.55	(0.14)	—	—	(0.14)	—	$15.03	30.81%	$608,341	0.87%	0.81%	0.01%	0.80%	1.46%	60%
6/30/2025	$12.18	0.20	0.02	0.22	(0.11)	(0.67)	—	(0.78)	—	$11.62	1.01%	$500,585	0.88%	0.81%	0.01%	0.80%	1.60%	60%
6/30/2024	$12.26	0.19	0.80	0.99	(0.20)	(0.87)	—	(1.07)	—	$12.18	8.53%	$551,237	0.86%	0.80%	0.00%(h)	0.80%	1.59%	54%
6/30/2023	$11.91	0.21	1.24	1.45	(0.19)	(0.91)	—	(1.10)	—	$12.26	12.47%	$551,324	0.87%	0.80%	—%	0.80%	1.69%	52%
6/30/2022	$13.99	0.17	(1.38)	(1.21)	(0.14)	(0.73)	—	(0.87)	—	$11.91	-9.34%	$461,866	0.87%	0.80%	—%	0.80%	1.26%	38%
Hotchkis and Wiley Small Cap Diversified Value Fund - Class Z
6/30/2026	$11.61	0.20	3.36	3.56	(0.15)	—	—	(0.15)	—	$15.02	30.92%	$285,384	0.76%	0.76%	0.01%	0.75%	1.52%	60%
6/30/2025	$12.17	0.20	0.02	0.22	(0.11)	(0.67)	—	(0.78)	—	$11.61	1.06%	$189,539	0.78%	0.78%	0.02%	0.76%	1.63%	60%
6/30/2024	$12.25	0.20	0.79	0.99	(0.20)	(0.87)	—	(1.07)	—	$12.17	8.57%	$190,772	0.76%	0.76%	0.00%(h)	0.76%	1.64%	54%
6/30/2023	$11.90	0.21	1.24	1.45	(0.19)	(0.91)	—	(1.10)	—	$12.25	12.54%	$77,815	0.77%	0.77%	—%	0.77%	1.72%	52%
6/30/2022	$13.99	0.18	(1.39)	(1.21)	(0.15)	(0.73)	—	(0.88)	—	$11.90	-9.38%	$2,458	0.76%	0.76%	—%	0.76%	1.33%	38%

HOTCHKIS AND WILEY FUNDS	90

Financial Highlights

		INVESTMENT OPERATIONS:			LESS DISTRIBUTIONS FROM:								SUPPLEMENTAL DATA AND RATIOS:
For the period ended	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments(b)	Total from investment operations	Net investment income	Net realized gains	Return of capital	Total distributions	ETF transaction fees per share	Net asset value, end of period	Total return(c)	Net assets, end of period (in thousands)	Ratio of expenses to average net assets before expense reimbursement(d)(e)	Ratio of expenses to average net assets after expense reimbursement(d)(e)	Ratio of overdraft and ReFlow fees to average net assets(d)(e)	Ratio of operational expenses to average net assets excluding overdraft and ReFlow fees(d)(e)	Ratio of net investment income (loss) to average net assets(d)(e)	Portfolio turnover rate(c)
Hotchkis and Wiley Global Value Fund - Class A
6/30/2026	$15.80	0.24	2.13	2.37	(0.22)	(2.66)	—	(2.88)	—	$15.29	16.00%	$2,725	1.29%	1.01%	0.02%	0.99%	1.50%	61%
6/30/2025	$15.60	0.23	2.03	2.26	(0.18)	(1.88)	—	(2.06)	—	$15.80	15.70%	$3,066	1.54%	1.20%	0.00%(h)	1.20%	1.50%	51%
6/30/2024	$14.30	0.22	2.63	2.85	(0.21)	(1.34)	—	(1.55)	—	$15.60	21.33%	$2,632	1.51%	1.20%	0.00%(h)	1.20%	1.49%	48%
6/30/2023	$12.63	0.13	2.00	2.13	(0.10)	(0.36)	—	(0.46)	—	$14.30	17.30%	$1,535	1.50%	1.20%	—%	1.20%	0.96%	39%
6/30/2022	$14.43	0.11	(1.84)	(1.73)	(0.07)	—	—	(0.07)	—	$12.63	-12.07%	$1,290	1.46%	1.20%	0.00%(h)	1.20%	0.73%	38%
Hotchkis and Wiley Global Value Fund - Class I
6/30/2026	$15.78	0.28	2.13	2.41	(0.28)	(2.66)	—	(2.94)	—	$15.25	16.32%	$34,411	1.04%	0.76%	0.02%	0.74%	1.73%	61%
6/30/2025	$15.58	0.26	2.04	2.30	(0.22)	(1.88)	—	(2.10)	—	$15.78	16.00%	$36,763	1.26%	0.95%	0.00%(h)	0.95%	1.72%	51%
6/30/2024	$14.31	0.25	2.62	2.87	(0.26)	(1.34)	—	(1.60)	—	$15.58	21.57%	$34,948	1.24%	0.95%	0.00%(h)	0.95%	1.66%	48%
6/30/2023	$12.64	0.16	2.01	2.17	(0.14)	(0.36)	—	(0.50)	—	$14.31	17.61%	$31,599	1.25%	0.95%	—%	0.95%	1.17%	39%
6/30/2022	$14.44	0.14	(1.84)	(1.70)	(0.10)	—	—	(0.10)	—	$12.64	-11.86%	$31,800	1.22%	0.95%	0.00%(h)	0.95%	0.98%	38%
Hotchkis and Wiley International Value Fund - Class I
6/30/2026	$14.32	0.34	3.02	3.36	(0.38)	(3.12)	—	(3.50)	—	$14.18	26.26%	$4,649	3.49%	0.76%	0.02%	0.74%	2.33%	30%
6/30/2025	$12.81	0.34	2.73	3.07	(0.29)	(1.27)	—	(1.56)	—	$14.32	26.60%	$4,796	4.34%	0.95%	0.00%(h)	0.95%	2.64%	35%
6/30/2024	$12.22	0.33	1.27	1.60	(0.31)	(0.70)	—	(1.01)	—	$12.81	14.18%	$3,647	4.57%	0.95%	0.00%(h)	0.95%	2.66%	35%
6/30/2023	$10.35	0.26	1.96	2.22	(0.23)	(0.12)	—	(0.35)	—	$12.22	21.88%	$3,310	5.08%	0.95%	—%	0.95%	2.37%	26%
6/30/2022	$11.66	0.27	(1.41)	(1.14)	(0.17)	—	—	(0.17)	—	$10.35	-9.82%	$2,708	4.87%	0.95%	0.00%(h)	0.95%	2.35%	20%
Hotchkis and Wiley International Small Cap Diversified Value Fund - Class I
6/30/2026	$11.27	0.28	1.85	2.13	(0.34)	(1.19)	—	(1.53)	—	$11.87	19.50%	$5,535	5.33%	0.92%	0.01%	0.91%	2.29%	32%
6/30/2025	$12.34	0.28	1.67	1.95	(0.70)	(2.32)	—	(3.02)	—	$11.27	19.82%	$4,665	4.94%	1.00%	0.01%	0.99%	2.45%	63%
6/30/2024	$11.43	0.29	1.41	1.70	(0.51)	(0.28)	—	(0.79)	—	$12.34	15.63%	$8,063	3.95%	0.99%	0.00%(h)	0.99%	2.48%	62%
6/30/2023	$10.29	0.29	1.41	1.70	(0.20)	(0.36)	—	(0.56)	—	$11.43	17.07%	$6,607	4.59%	0.99%	0.00%(h)	0.99%	2.72%	78%
6/30/2022	$14.83	0.25	(2.01)	(1.76)	(0.39)	(2.39)	—	(2.78)	—	$10.29	-14.28%	$5,709	4.23%	0.99%	—%	0.99%	1.92%	45%
Hotchkis and Wiley Opportunities Fund (formerly: Value Opportunities Fund) - Class A
6/30/2026	$39.95	0.32	4.94	5.26	(0.32)	(2.25)	—	(2.57)	—	$42.64	13.46%	$117,199	1.20%	1.20%	0.01%	1.19%	0.76%	59%
6/30/2025	$38.56	0.37	4.69	5.06	(0.39)	(3.28)	—	(3.67)	—	$39.95	13.31%	$100,388	1.20%	1.20%	0.02%	1.18%	0.93%	78%
6/30/2024	$35.34	0.41	5.80	6.21	(0.29)	(2.70)	—	(2.99)	—	$38.56	18.68%	$101,253	1.18%	1.18%	—%	1.18%	1.10%	71%
6/30/2023	$29.09	0.26	6.75	7.01	(0.04)	(0.72)	—	(0.76)	—	$35.34	24.36%	$81,197	1.21%	1.21%	0.00%(h)	1.21%	0.80%	88%
6/30/2022	$37.43	0.07	(3.68)	(3.61)	(0.36)	(4.37)	—	(4.73)	—	$29.09	-11.72%	$70,350	1.20%	1.20%	0.00%(h)	1.20%	0.19%	75%
Hotchkis and Wiley Opportunities Fund (formerly: Value Opportunities Fund) - Class C
6/30/2026	$35.17	0.01	4.34	4.35	—	(2.25)	—	(2.25)	—	$37.27	12.61%	$10,573	1.93%	1.93%	0.01%	1.92%	0.02%	59%
6/30/2025	$34.34	0.06	4.18	4.24	(0.13)	(3.28)	—	(3.41)	—	$35.17	12.50%	$11,010	1.93%	1.93%	0.02%	1.91%	0.17%	78%
6/30/2024	$31.76	0.12	5.20	5.32	(0.04)	(2.70)	—	(2.74)	—	$34.34	17.85%	$12,237	1.90%	1.90%	—%	1.90%	0.35%	71%
6/30/2023	$26.37	0.03	6.08	6.11	—	(0.72)	—	(0.72)	—	$31.76	23.44%	$18,818	1.92%	1.92%	0.00%(h)	1.92%	0.10%	88%
6/30/2022	$34.31	(0.18)	(3.31)	(3.49)	(0.08)	(4.37)	—	(4.45)	—	$26.37	-12.34%	$19,575	1.91%	1.91%	0.00%(h)	1.91%	(0.55)%	75%
Hotchkis and Wiley Opportunities Fund (formerly: Value Opportunities Fund)- Class I
6/30/2026	$40.01	0.43	4.93	5.36	(0.46)	(2.25)	—	(2.71)	—	$42.66	13.72%	$674,148	0.95%	0.95%	0.01%	0.94%	1.01%	59%
6/30/2025	$38.61	0.47	4.70	5.17	(0.49)	(3.28)	—	(3.77)	—	$40.01	13.58%	$542,351	0.97%	0.97%	0.02%	0.95%	1.19%	78%
6/30/2024	$35.38	0.50	5.81	6.31	(0.38)	(2.70)	—	(3.08)	—	$38.61	18.97%	$477,029	0.95%	0.95%	—%	0.95%	1.35%	71%
6/30/2023	$29.09	0.35	6.74	7.09	(0.08)	(0.72)	—	(0.80)	—	$35.38	24.67%	$384,206	0.96%	0.96%	0.00%(h)	0.96%	1.05%	88%
6/30/2022	$37.42	0.16	(3.67)	(3.51)	(0.45)	(4.37)	—	(4.82)	—	$29.09	-11.50%	$326,559	0.94%	0.94%	0.00%(h)	0.94%	0.44%	75%
Hotchkis and Wiley Opportunities Fund (formerly: Value Opportunities Fund) - Class Z
6/30/2026	$40.05	0.46	4.95	5.41	(0.52)	(2.25)	—	(2.77)	—	$42.69	13.83%	$95,749	0.86%	0.86%	0.01%	0.85%	1.10%	59%
6/30/2025	$38.63	0.50	4.71	5.21	(0.51)	(3.28)	—	(3.79)	—	$40.05	13.70%	$71,376	0.88%	0.88%	0.02%	0.86%	1.28%	78%
6/30/2024	$35.40	0.53	5.81	6.34	(0.41)	(2.70)	—	(3.11)	—	$38.63	19.06%	$62,589	0.86%	0.86%	—%	0.86%	1.43%	71%
6/30/2023	$29.09	0.38	6.74	7.12	(0.09)	(0.72)	—	(0.81)	—	$35.40	24.74%	$51,068	0.87%	0.87%	0.00%(h)	0.87%	1.14%	88%
6/30/2022	$37.43	0.19	(3.68)	(3.49)	(0.48)	(4.37)	—	(4.85)	—	$29.09	-11.40%	$40,582	0.86%	0.86%	0.00%(h)	0.86%	0.52%	75%
Hotchkis and Wiley High Yield Fund - Class A
6/30/2026	$10.59	0.63	(0.19)	0.44	(0.63)	—	—	(0.63)	—	$10.40	4.31%	$26,616	1.00%	0.94%	0.00%(h)	0.94%	6.03%	53%
6/30/2025	$10.35	0.63	0.24	0.87	(0.63)	—	—	(0.63)	—	$10.59	8.63%	$27,917	0.98%	0.91%	0.00%(h)	0.91%	5.97%	41%
6/30/2024	$10.04	0.62	0.31	0.93	(0.62)	—	—	(0.62)	—	$10.35	9.48%	$59,081	0.97%	0.92%	0.00%(h)	0.92%	6.06%	44%
6/30/2023	$9.75	0.55	0.29	0.84	(0.55)	—	—	(0.55)	—	$10.04	8.80%	$28,521	0.98%	0.92%	0.00%(h)	0.92%	5.52%	36%
6/30/2022	$11.48	0.48	(1.73)	(1.25)	(0.48)	—	—	(0.48)	—	$9.75	-11.28%	$29,066	0.98%	0.93%	0.00%(h)	0.93%	4.33%	40%

HOTCHKIS AND WILEY FUNDS	91

Financial Highlights

		INVESTMENT OPERATIONS:			LESS DISTRIBUTIONS FROM:								SUPPLEMENTAL DATA AND RATIOS:
For the period ended	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments(b)	Total from investment operations	Net investment income	Net realized gains	Return of capital	Total distributions	ETF transaction fees per share	Net asset value, end of period	Total return(c)	Net assets, end of period (in thousands)	Ratio of expenses to average net assets before expense reimbursement(d)(e)	Ratio of expenses to average net assets after expense reimbursement(d)(e)	Ratio of overdraft and ReFlow fees to average net assets(d)(e)	Ratio of operational expenses to average net assets excluding overdraft and ReFlow fees(d)(e)	Ratio of net investment income (loss) to average net assets(d)(e)	Portfolio turnover rate(c)
Hotchkis and Wiley High Yield Fund - Class I
6/30/2026	$10.69	0.67	(0.18)	0.49	(0.67)	—	—	(0.67)	—	$10.51	4.67%	$438,750	0.77%	0.70%	0.00%(h)	0.70%	6.27%	53%
6/30/2025	$10.45	0.65	0.25	0.90	(0.66)	—	—	(0.66)	—	$10.69	8.82%	$449,519	0.78%	0.70%	0.00%(h)	0.70%	6.18%	41%
6/30/2024	$10.14	0.64	0.31	0.95	(0.64)	—	—	(0.64)	—	$10.45	9.68%	$714,184	0.77%	0.70%	0.00%(h)	0.70%	6.25%	44%
6/30/2023	$9.83	0.57	0.31	0.88	(0.57)	—	—	(0.57)	—	$10.14	9.23%	$723,548	0.77%	0.70%	0.00%(h)	0.70%	5.73%	36%
6/30/2022	$11.58	0.51	(1.75)	(1.24)	(0.51)	—	—	(0.51)	—	$9.83	-11.12%	$642,934	0.77%	0.70%	0.00%(h)	0.70%	4.56%	40%
Hotchkis and Wiley High Yield Fund - Class Z
6/30/2026	$10.69	0.68	(0.19)	0.49	(0.68)	—	—	(0.68)	—	$10.50	4.68%	$286,586	0.66%	0.60%	0.00%(h)	0.60%	6.37%	53%
6/30/2025	$10.45	0.68	0.23	0.91	(0.67)	—	—	(0.67)	—	$10.69	8.94%	$298,236	0.67%	0.60%	0.00%(h)	0.60%	6.40%	41%
6/30/2024	$10.14	0.65	0.31	0.96	(0.65)	—	—	(0.65)	—	$10.45	9.90%	$124,439	0.65%	0.60%	0.00%(h)	0.60%	6.34%	44%
6/30/2023	$9.83	0.58	0.31	0.89	(0.58)	—	—	(0.58)	—	$10.14	9.23%	$149,231	0.66%	0.60%	0.00%(h)	0.60%	5.84%	36%
6/30/2022	$11.58	0.52	(1.75)	(1.23)	(0.52)	—	—	(0.52)	—	$9.83	-11.04%	$131,847	0.65%	0.60%	0.00%(h)	0.60%	4.66%	40%

(a)Net investment income (loss) per share has been calculated based on average shares outstanding during the periods.
(b)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.
(c)Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Not annualized for periods less than one year.
(d)Annualized for periods less than one year.
(e)Ratios do not include the expenses of the underlying investment companies in which the Fund invests.
(f)Inception date of the Fund was March 28, 2025.
(g)Amount represents less than $0.005 per share.
(h)Amount represents less than 0.005%.

HOTCHKIS AND WILEY FUNDS	92

APPENDIX A
Intermediary-Defined Sales Charge Waiver Policies (Mutual Funds only)

The sales charge reductions and waivers applicable to Fund shares purchased through Edward Jones, Janney Montgomery Scott, Merrill Lynch, Morgan Stanley, Oppenheimer & Co. Inc., Raymond James, Robert W. Baird & Co., and Wells Fargo are set forth below. The financial intermediary-specific information below is provided by, or based on information provided by, the financial intermediaries noted. Each financial intermediary’s transaction procedures, including the sales charge reductions and waivers set forth below, are implemented by and are the responsibility of the applicable financial intermediary set forth below, not the Funds. You should consult with your intermediary for additional information or if you have questions regarding its sales charge reductions and waivers.

*****

Edward D. Jones & Co., L.P. (“Edward Jones”)
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
Effective on or after September 3, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Hotchkis and Wiley Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
•Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
•The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Hotchkis and Wiley Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
•The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
•ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
•Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
•Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
•Shares purchased in an Edward Jones fee-based program.
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):
◦The redemption and repurchase occur in the same account.
◦The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.
•Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
•Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
•Purchases of Class 529-A shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
•The death or disability of the shareholder.
•Systematic withdrawals with up to 10% per year of the account value.
•Return of excess contributions from an Individual Retirement Account (IRA).
•Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•Shares exchanged in an Edward Jones fee-based program.
•Shares acquired through NAV reinstatement.
•Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
•Initial purchase minimum: $250
•Subsequent purchase minimum: none
Minimum Balances
•Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

◦A fee-based account held on an Edward Jones platform
◦A 529 account held on an Edward Jones platform
◦An account with an active systematic investment plan or LOI
Exchanging Share Classes
•At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

Janney Montgomery Scott
Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
• Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
• Shares acquired through a right of reinstatement.
• Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney
• Shares sold upon the death or disability of the shareholder.
• Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
• Shares purchased in connection with a return of excess contributions from an IRA account.
• Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
• Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
• Shares acquired through a right of reinstatement.
• Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
• Breakpoints as described in the fund’s Prospectus.
• Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

* Also referred to as an “initial sales charge.”

Merrill Lynch
Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers)

and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers, discounts, and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Shares purchased through a Merrill investment advisory program
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
Shares purchased through the Merrill Edge Self-Directed platform
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
Shares sold due to return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement.

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement.

Morgan Stanley
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•Shares purchased through a Morgan Stanley self-directed brokerage account
•Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Oppenheimer & Co. Inc.
Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO
–Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
–Shares purchased by or through a 529 Plan
–Shares purchased through a OPCO affiliated investment advisory program

–Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
–Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
–A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
–Employees and registered representatives of OPCO or its affiliates and their family members
–Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A, B and C Shares available at OPCO
–Death or disability of the shareholder
–Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
–Return of excess contributions from an IRA Account
–Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
–Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
–Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
–Breakpoints as described in this prospectus.
–Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
RAYMOND JAMES®
Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
•Shares purchased in an investment advisory program.

•Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A, B and C shares available at Raymond James
•Death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•Return of excess contributions from an IRA Account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
•Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
•Breakpoints as described in this prospectus.
•Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Robert W. Baird & Co. (“Baird”):
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI

Front-End Sales Charge Waivers on Investors A-shares Available at Baird
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund
•Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird
•Shares purchased using the proceeds of redemptions from a Hotchkis & Wiley Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•A shareholder in the Funds Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on Investor A and C shares Available at Baird
•Shares sold due to death or disability of the shareholder
•Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
•Shares bought due to returns of excess contributions from an IRA Account
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus
•Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
•Breakpoints as described in this prospectus
•Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Hotchkis and Wiley Funds’ assets held by accounts within the purchaser’s household at Baird. Eligible Hotchkis and Wiley Funds’ assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
•Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Hotchkis and Wiley Funds through Baird, over a 13-month period of time
Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)
Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.
Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor's responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.
Wells Fargo Advisors Class A share front-end sales charge waivers information.
Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:
•Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.
•Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.
Wells Fargo Advisors Class 529-A share front-end sales charge waivers information.
Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:
•Shares purchased through a rollover from another 529 plan.

•Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.
Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.
Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.
Wells Fargo Advisors Contingent Deferred Sales Charge information.
•Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.
Wells Fargo Advisors Class A front-end load discounts.
•Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:
•Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.
•Effective April 1, 2026, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.
•Gift of shares will not be considered when determining breakpoint discounts

Privacy Policy
The Hotchkis and Wiley Funds and Hotchkis & Wiley Capital Management, LLC value our relationship with our clients as our most important asset. We are committed to safeguarding our clients’ confidential non-public personal information. Our privacy policy outlines the steps we take to protect our clients’ personal information.

Information We May Collect
H&W collects non-public information about you from the following sources in the normal course of business to serve you better:

•Information we receive about you on applications, questionnaires or other forms;
•Information you give us orally or in written or electronic correspondence;
•Information about your transactions with us, financial intermediaries or others;
•Information received from your custodian, consultant, attorneys or others;
•Information provided by you through our website; and
•Information collected about you automatically from our website through the use of a variety of technologies (including the use of “cookies”) to collect analytics on web traffic and user activity.
Information We May Disclose
H&W does not sell your personal information to anyone, nor do we disclose your personal information to unaffiliated third parties without the client’s authorization, except to your authorized representatives (including consultants, attorneys or accountants). We may also disclose your personal information to financial intermediaries (such as broker-dealers or custodians), but only as permitted by law and only as necessary for us to provide agreed services and products to you. H&W may also disclose your personal information to other service providers with which we have business arrangements to help administer our business. These service providers are bound by law or by contract to use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purposes. In limited circumstances, we may disclose your personal information as required by law or in response to inquiries from governmental or self-regulatory authorities.

Confidentiality and Security
Our employees are advised about the importance of safeguarding our clients’ confidential non-public personal information. H&W limits access to your personal information, as much as practicable, to those employees who need to know that information to provide products and services to you. We also maintain physical, electronic and procedural safeguards to guard your non-public personal information.

Information About Former Clients
H&W also applies this policy to former clients.

Rights Applicable to California Residents
Residents of California should review the privacy notice for the California Consumer Privacy Act of 2018 (CCPA). You can obtain a copy of our CCPA notice by contacting us at 1-800-362-8889 (toll free) or at DataPrivacy@hwcm.com.

Updates to Our Privacy Policy
From time to time, H&W may update or revise our privacy policy. In the event of any material changes to the privacy policy, H&W will promptly inform its clients of that change in accordance with applicable law.

Contact Information
If you have any questions about our Privacy Policy, please contact us at DataPrivacy@hwcm.com.
PP-1

PROSPECTUS
INFORMATION ABOUT THE FUNDS
Advisor
Hotchkis & Wiley Capital Management, LLC
601 South Figueroa Street, 39th Floor
Los Angeles, California 90017-5704
(213) 430-1000

Administrator, Fund Accountant and Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202-5207
1-866-HW-FUNDS (1-866-493-8637)

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
695 Town Center Drive, Suite 1000
Costa Mesa, California 92626

Premium/Discount Information
Information showing the number of days the market price of the SMID Cap Diversified Value Fund’s Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at https://www.hwcm.com/etfs-landing/resources/literature/.

Please read this Prospectus before you invest in the Funds. Keep the Prospectus for future reference. You can get additional information about the Funds in:

–Statement of Additional Information – tells you more about the Funds' features and policies, including additional risk information (incorporated by reference into, meaning it is legally a part of this Prospectus)

–Annual Report and Semi-Annual Report and Form N-CSR Filed with the SEC – additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders and in Form N-CSR (the annual report contains a discussion of market conditions and investment strategies that significantly affected Fund performance during the last fiscal year). In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

To get this information and other information regarding the Funds free of charge or for shareholder questions, contact the Funds’ transfer agent at the number listed above.

The current SAI, annual report and semi-annual report are available on https://www.hwcm.com/mutual-funds/resources/literature/.

Information about the Funds, including the SAI, annual report and semi-annual report, is available on the SEC’s website at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov.

You should rely only on the information contained in this Prospectus when deciding whether to invest. No one is authorized to provide you with information that is different.

PROSPECTUS
INFORMATION ABOUT THE FUNDS
Distributor
Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212
1-866-HW-FUNDS (1-866-493-8637)

Counsel
Vedder Price P.C.
222 North LaSalle Street, Suite 2600
Chicago, Illinois 60601

	NASDAQ	CUSIP
Large Cap Disciplined Value Fund
Class I	HWCIX	44134R768
Class A	HWCAX	44134R750
Class Z	not currently offered	not currently offered
Large Cap Fundamental Value Fund
Class I	HWLIX	44134R503
Class A	HWLAX	44134R107
Class Z	HWLZX	44134R511
Mid-Cap Value Fund
Class I	HWMIX	44134R800
Class A	HWMAX	44134R206
Class Z	HWMZX	44134R495
Small Cap Value Fund
Class I	HWSIX	44134R867
Class A	HWSAX	44134R305
Class C	HWSCX	44134R842
Class Z	HWSZX	44134R487
Small Cap Diversified Value Fund
Class I	HWVIX	44134R651
Class A	HWVAX	44134R644
Class Z	HWVZX	44134R479
Global Value Fund
Class I	HWGIX	44134R685
Class A	HWGAX	44134R677
Class Z	not currently offered	not currently offered
International Value Fund
Class I	HWNIX	44134R636
Class A	not currently offered	not currently offered
Class Z	not currently offered	not currently offered
International Small Cap Diversified Value Fund
Class I	HWTIX	44134R453
Class A	not currently offered	not currently offered
Class Z	not currently offered	not currently offered
Opportunities Fund
Class I	HWAIX	44134R834
Class A	HWAAX	44134R792
Class C	HWACX	44134R826
Class Z	HWAZX	44134R461
High Yield Fund
Class I	HWHIX	44134R735
Class A	HWHAX	44134R727
Class Z	HWHZX	44134R529
SMID Cap Diversified Value Fund
	HWSM	44134R438

PROSPECTUS
INFORMATION ABOUT THE FUNDS
Investment Company Act File #811-10487
CODE #HWF-P-0826
Hotchkis and Wiley Funds are distributed
by Quasar Distributors, LLC

HOTCHKIS AND WILEY FUNDS
601 South Figueroa Street, 39th Floor
Los Angeles, California 90017-5704

STATEMENT OF ADDITIONAL INFORMATION

Hotchkis and Wiley Funds

601 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5704
Phone No. 1-866-HW-FUNDS (1-866-493-8637)

Hotchkis & Wiley Large Cap Disciplined Value Fund (“Large Cap Disciplined Value Fund”), Hotchkis & Wiley Large Cap Fundamental Value Fund (“Large Cap Fundamental Value Fund”), Hotchkis & Wiley Mid-Cap Value Fund (“Mid-Cap Value Fund”), Hotchkis & Wiley Small Cap Value Fund (“Small Cap Value Fund”), Hotchkis & Wiley Small Cap Diversified Value Fund (“Small Cap Diversified Value Fund”), Hotchkis & Wiley Global Value Fund (“Global Value Fund”), Hotchkis & Wiley International Value Fund (“International Value Fund”), Hotchkis & Wiley International Small Cap Diversified Value Fund (“International Small Cap Diversified Value Fund”), Hotchkis & Wiley Opportunities Fund (“Opportunities Fund”) (formerly: Value Opportunities Fund), Hotchkis & Wiley High Yield Fund (“High Yield Fund”) and Hotchkis & Wiley SMID Cap Diversified Value Fund (“SMID Cap Diversified Value Fund”) (each, a “Fund” and collectively, the “Funds”) are funds (or series) of Hotchkis and Wiley Funds (the “Trust”). The Trust is an open-end, management investment company which is organized as a Delaware statutory trust.

Fund	Ticker Symbol
	Class I	Class A	Class C	Class Z
Large Cap Disciplined Value Fund	HWCIX	HWCAX	__	(not currently offered)
Large Cap Fundamental Value Fund	HWLIX	HWLAX	__	HWLZX
Mid-Cap Value Fund	HWMIX	HWMAX	__	HWMZX
Small Cap Value Fund	HWSIX	HWSAX	HWSCX	HWSZX
Small Cap Diversified Value Fund	HWVIX	HWVAX	__	HWVZX
Global Value Fund	HWGIX	HWGAX	__	(not currently offered)
International Value Fund	HWNIX	(not currently offered)	__	(not currently offered)
International Small Cap Diversified Value Fund	HWTIX	(not currently offered)	__	(not currently offered)
Opportunities Fund	HWAIX	HWAAX	HWACX	HWAZX
High Yield Fund	HWHIX	HWHAX	__	HWHZX

Fund	Ticker Symbol	Exchange
SMID Cap Diversified Value Fund	HWSM	Nasdaq

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus dated August 28, 2026 for the Funds’ Class I, Class A, Class C and Class Z shares, as applicable (“Prospectus”). The Prospectus has been filed with the United States Securities and Exchange Commission (the “Commission” or “SEC”) and can be obtained, without charge, by calling the Funds at 1-866-HW-FUNDS (1-866-493-8637) or your financial consultant or other financial intermediary, or by writing to the Funds at U.S. Bank Global Fund Services, P.O. Box 219252 Kansas City, Missouri 64121. The Prospectus is incorporated by reference into this SAI, and this SAI is incorporated by reference into the Prospectus. The audited financial statements for each Fund are incorporated into this SAI by reference to their Form N-CSR for the fiscal year ended June 30, 2026. You may request a copy of the Form N-CSR at no charge by calling 1-866-HW-FUNDS (1-866-493-8637).

Hotchkis & Wiley Capital Management, LLC — (“Advisor”)

The date of this SAI is August 28, 2026.

i

ii

iii

TRUST HISTORY

The Trust was formed on July 23, 2001 as a Delaware statutory trust. The Trust is an open-end, management investment company currently consisting of ten separate diversified series (the Large Cap Disciplined Value Fund, the Large Cap Fundamental Value Fund, the Mid-Cap Value Fund, the Small Cap Value Fund, the Small Cap Diversified Value Fund, the Global Value Fund, the International Value Fund, the International Small Cap Diversified Value Fund, the High Yield Fund and the SMID Cap Diversified Value Fund) and two separate non-diversified series (the Opportunities Fund (formerly: Value Opportunities Fund) and the HW Opportunities MP Fund). The HW Opportunities MP Fund is not included in this SAI. The Trust was organized to acquire the assets and liabilities of the Mercury HW Large Cap Value Fund, the Mercury HW Mid-Cap Value Fund and the Mercury HW Small Cap Value Fund (the “Mercury HW Funds”). On February 4, 2002, the Mercury HW Funds were reorganized into the Trust through a non-taxable exchange. The performance of the Large Cap Fundamental Value Fund, Mid-Cap Value Fund and Small Cap Value Fund includes the historical performance of their predecessors. Prior to August 28, 2009, the Large Cap Disciplined Value Fund was known as the Hotchkis & Wiley Core Value Fund and the Value Opportunities Fund was known as the Hotchkis & Wiley All Cap Value Fund. Prior to August 29, 2024, the Large Cap Disciplined Value Fund was known as the Hotchkis & Wiley Diversified Value Fund, and the Large Cap Fundamental Value Fund was known as the Hotchkis & Wiley Large Cap Value Fund. Prior to July 1, 2026, the Opportunities Fund was known as the Hotchkis & Wiley Value Opportunities Fund. On June 26, 2020, the Hotchkis & Wiley Capital Income Fund reorganized into the High Yield Fund. The Trust is overseen by a board of trustees (the “Board of Trustees” or the “Board”).

DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

The investment objectives, principal investment strategies and related principal risks of the Funds are set forth in the Prospectus. This SAI includes additional information about those investment strategies and risks as well as information about other investment strategies in which the Funds may engage and the risks associated with such strategies.

The SMID Cap Diversified Value Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies. The Fund’s shares (“Fund Shares”) list and principally trade on the Nasdaq Stock Market LLC (the “Exchange”). Fund Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value (“NAV”). ETFs, such as the Fund, do not sell or redeem individual Fund Shares. Instead, the Fund offers, issues and redeems Fund Shares at NAV only in aggregations of a specified number of Fund Shares (each a “Creation Unit”). Financial entities known as “authorized participants” (which are discussed in greater detail below) have contractual arrangements with the Fund or the Distributor to purchase and redeem Fund Shares directly with the Fund in Creation Units in exchange for the securities comprising the Fund and/or cash, or some combination thereof. Fund Shares are traded in the secondary market and elsewhere at market prices that may be at, above, or below the Fund’s NAV. Fund Shares are only redeemable in Creation Units by authorized participants. An authorized participant that purchases a Creation Unit of Fund Shares deposits with the Fund a “basket” of securities and/or other assets identified by the Fund that day, and then receives the Creation Unit of Fund Shares in return for those assets. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of Fund Shares for a basket of securities and other assets. The basket is generally representative of the Fund’s portfolio, and together with a cash balancing amount, it is equal to the NAV of the Fund Shares comprising the Creation Unit. Pursuant to Rule 6c-11 of the 1940 Act, the Fund may utilize baskets that are not representative of the Fund’s portfolio. Such “custom baskets” are discussed in the section entitled “Creations and Redemptions of Creation Units.” Transaction fees and other costs associated with creations or redemptions that include cash may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

Fund Shares are listed for trading, and trade throughout the day, on the Exchange and in other secondary markets. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Fund Shares will continue to be met. The Exchange may, but is not required to, remove the Fund Shares from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund Shares, there are fewer than 50 record and/or beneficial owners of Fund Shares; (ii) the Fund is no longer eligible to operate in reliance on Rule 6c-11 of the 1940 Act; (iii) any of the other listing requirements are not continuously maintained; or (iv) any event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove Fund Shares from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of Fund Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Investment Restrictions

Each Fund has adopted the following restrictions (in addition to its investment objective(s)) as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority” of that Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the vote of the holders of a “majority” of a Fund’s outstanding voting securities means the vote of the holders of the lesser of (1) 67% or more of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares.

Except as noted, none of the Funds may:

1.Purchase any security, other than obligations of the U.S. government, its agencies, or instrumentalities (“U.S. government securities”), if as a result: (i) with respect to 75% of its total assets, more than 5% of the Fund’s total assets (determined at the time of investment) would then be invested in securities of a single issuer; or (ii) 25% or more of the Fund’s total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry. This restriction does not apply to the Opportunities Fund.

2.Purchase securities on margin (but any Fund may obtain such short-term credits as may be necessary for the clearance of transactions), provided that the deposit or payment by a Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

3.Except for the Small Cap Diversified Value Fund, the Global Value Fund, the International Value Fund, the International Small Cap Diversified Value Fund, the High Yield Fund, and the SMID Cap Diversified Value Fund make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund’s net assets (taken at current value) is held as collateral for such sales at any one time.

4.Issue senior securities, borrow money or pledge its assets except that any Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings; none of the Funds will purchase any additional portfolio securities while such borrowings are outstanding, except for the High Yield Fund. Notwithstanding the foregoing, the Small Cap Diversified Value Fund, the Global Value Fund, the International Value Fund, the International Small Cap Diversified Value Fund, the High Yield Fund and the SMID Cap Diversified Value Fund may borrow from banks in amounts not exceeding 33 1/3% of their total assets (including borrowings) and may pledge their assets to secure such borrowings.

5.Purchase any security (other than U.S. government securities) if as a result, with respect to 75% of the Fund’s total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer. This restriction does not apply to the Opportunities Fund.

6.Purchase or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. (For the purposes of this restriction, forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

7.Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

8.Make investments for the purpose of exercising control or management.

9.Make loans except to the extent permitted by the 1940 Act, and any regulations, interpretations or exemptive or other relief granted thereunder.

In addition, the Opportunities Fund may not:

1.Purchase any security (other than U.S. government securities) if as a result, 25% or more of the Fund’s total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry, except for temporary defensive purposes.

2.Purchase any security (other than U.S. government securities) if as a result, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

Any percentage limitation on a Fund’s investments is determined when the investment is made, unless otherwise noted. With respect to borrowing and illiquid securities, if a Fund at any time exceeds the maximum permissible investment percentage limitations, the Fund will take action to bring it back into compliance as required by Commission guidance, rules and regulations. An illiquid security is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days without the sale or disposition significantly changing the market value of the investment. The above restrictions do not prohibit representatives of a Fund or the Advisor from participating on creditors’ committees with respect to the Fund’s portfolio investments. For the avoidance of doubt, restriction No. 6 above shall apply to investments in physical commodities and shall not prevent the Funds from engaging in transactions involving futures contracts, options or other derivative instruments, investing in securities that are secured by commodities or investing in companies or other entities that are engaged in commodities or the commodities trading business or that have a significant portion of their assets in commodities related investments. In addition, restriction No. 6 shall not prohibit the Funds from investing in securities or other investments backed by real estate or securities of companies engaged in the real estate business. All swap agreements and other derivative instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts for purposes of restriction No. 6 above.

Each Fund’s investment objective(s), except for the SMID Cap Diversified Value Fund’s investment objective, is a fundamental policy that cannot be changed by action of the Board of Trustees of the Trust without shareholder approval.

A Fund will provide 60 days’ prior written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of its net assets plus borrowings for investment purposes in the type of investments suggested by the Fund’s name.

Artificial Intelligence

Artificial intelligence refers to computer systems that can perform tasks that would otherwise require human intelligence and encompasses various different forms of artificial intelligence, including machine learning models. Artificial intelligence is typically designed to analyze data, learn from patterns and experiences, make decisions, and solve problems. Artificial intelligence can be categorized into two types: narrow artificial intelligence, which is designed for specific tasks, and general artificial intelligence, which has the ability to perform any intellectual task that a human can do and includes generative artificial intelligence (“GAI”). GAI is a type of artificial intelligence technology that produces new text, images, audio, and other content based on training data that includes examples of the desired output.

Typically, users enter questions, queries, or other inputs that prompt the GAI model or tool to produce output. In addition, some software uses GAI to suggest changes, summarize information, or translate text. Artificial intelligence has various applications in many fields such as healthcare, finance, transportation, and law.

The use of artificial intelligence in general may adversely impact markets, the overall performance of a Fund’s investments, or the services provided to the Fund by its service providers. The investment manager or a third party service provider may use and/or expand its use of artificial intelligence in connection with its business, operating and investment activities and the Fund's investments may also use such technologies. Actual usage of such artificial intelligence will vary, and while the investment manager expects it and the Fund’s third party service provider may, from time to time, adopt and adjust usage policies and procedures governing the use of artificial intelligence by its personnel, there is a risk of misuse of artificial intelligence technologies.

Artificial intelligence is highly reliant on the collection and analysis of large amounts of data and complex algorithms, but it is not possible nor practicable to incorporate all data that would be relevant for a task conducted by artificial intelligence. Therefore, it is possible that the information provided through use of artificial intelligence could be insufficient, incomplete, inaccurate or biased leading to adverse effects for the Fund, including, potentially, operational errors and investment losses.

Artificial intelligence and its current and potential future applications, including in the investment and financial sectors, as well as the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations. Ongoing and future regulatory actions with respect to artificial intelligence generally or artificial intelligence's use in any industry in particular may alter, perhaps to a materially adverse extent, the ability of the investment manager, third-party service provider, a Fund or its investments to utilize artificial intelligence in the manner it has to-date, and may have an adverse impact on the ability of any of those entities to continue to operate as intended.

Bank Capital Securities

The Funds may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of common and non-cumulative preferred stock. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date. Subject to certain regulatory requirements, both Tier I and Tier II securities may include trust preferred securities. As a general matter, trust preferred securities are being phased out as Tier I and Tier II capital of banking organizations unless they qualify for grandfather treatment.

Bonds

The term “bond” or “bonds” as used in the Prospectus and this SAI is intended to include all manner of fixed income securities, debt securities and other debt obligations unless specifically defined or the context requires otherwise.

Borrowing

The Funds, except for the Small Cap Diversified Value Fund, the Global Value Fund, the International Value Fund, the International Small Cap Diversified Value Fund and the High Yield Fund, may borrow money for temporary or emergency purposes in amounts not exceeding 10% of each Fund’s total assets. The Small Cap Diversified Value Fund, the Global Value Fund, the International Value Fund, the International Small Cap Diversified Value Fund, the High Yield Fund and the SMID Cap Diversified Value Fund may borrow money in amounts not exceeding 33 1/3% of their total assets. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Borrowing subjects a Fund to interest costs which may or may not be recovered by appreciation of the securities purchased, and can exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. This is the speculative factor known as leverage.

Convertible Securities

The Funds may invest in convertible securities of domestic or foreign issuers. Convertible securities are generally preferred stocks and other securities, including fixed income securities, which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

In general, the market value of a convertible security is at least the higher of its “investment value” (that is, its value as a fixed income security) or its “conversion value” (that is, its value upon conversion into its underlying stock). As a fixed income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security’s underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. In the event of a liquidation of the underlying company, holders of convertible securities may be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Contingent Convertible Securities

Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” If such an event occurs, a holder of a CoCo may have limited or no rights to repayment of the principal amount of the securities. Additionally, a holder of a CoCo may be limited in its ability to collect interest payments or dividends on such securities. The triggers are generally linked to regulatory capital thresholds. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

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Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

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Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer and may also become junior to other obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument or a Fund's investment may receive less favorable treatment than equity of the issuer in certain situations, such as during financial distress or regulatory intervention.

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Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Corporate Debt Securities

The Funds may invest in corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments including convertible securities) of domestic or foreign issuers. The Mid-Cap Value Fund, the Small Cap Value Fund, the Small Cap Diversified Value Fund, the International Small Cap Diversified Value Fund, and the SMID Cap Diversified Value Fund may invest up to 5% of their respective total assets in corporate debt securities rated below investment grade, but not below B. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. Security ratings are based on at least one major rating agency, or if unrated, of comparable quality in the Advisor’s opinion. See Appendix B for a description of credit ratings.

Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s Investors Service, Inc. (“Moody’s”) describes securities rated Baa as subject to moderate credit risk and that they are considered medium grade and as such they may possess certain speculative characteristics. S&P Global Ratings (“S&P”) describes securities rated BBB as exhibiting adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation. Fitch Ratings Inc. (“Fitch”) describes securities rated BBB as having good credit quality with current low expectations of default. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. For a discussion of securities rated below investment grade, see “High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies” below.

Corporate Loans

The Funds can invest in corporate loans. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, a Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a “syndicate.” The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent developed financial problems, a Fund may not recover its investment, or there might be a delay in the Fund’s recovery. By investing in a corporate loan, the Fund becomes a member of the syndicate.

The Fund may invest in corporate loans directly at the time of the loan’s closing or by buying an assignment of all or a portion of the corporate loan from a lender. The Fund may also invest indirectly in a corporate loan by buying a loan participation from a lender or other purchaser of a participation. Corporate loans may include term loans, Bridge Loans (as described below) and, to the extent permissible for the Fund, revolving credit facilities, prefunded letters of credit, term loans, delayed draw term loans and receivables purchase facilities. For more information on corporate loans, including commercial loans, loan participations and assignments, see “Indebtedness, Loan Participations and Assignments” below.

Liquidity of Corporate Loans. The Advisor generally considers corporate loans to be liquid. To the extent such investments are deemed to be liquid by the Advisor, they will not be subject to the Fund’s restrictions on investments in illiquid securities. Generally, a liquid market with institutional buyers exists for such interests. The Advisor monitors each type of loan and/or loan interest in which the Fund is invested to determine whether it is liquid consistent with the liquidity procedures adopted by the Fund. No active trading market may exist for some corporate loans and some corporate loans may be subject to restrictions on resale. A secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to accurately value existing and prospective investments and to realize in a timely fashion the full value on sale of a corporate loan. In addition, the Fund may not be able to readily sell its corporate loans at prices that approximate those at which the Fund could sell such loans if they were more widely held and traded. As a result of such potential illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

Covenants. The borrower or issuer under a corporate loan or debt security generally must comply with various restrictive covenants contained in any corporate loan agreement between the borrower and the lending syndicate or in any trust indenture or comparable document in connection with a corporate debt security. A restrictive covenant is a promise by the borrower to take certain actions that protect, or not to take certain actions that may impair, the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships regarding, and/or limits on, total debt. In addition, a covenant may require the borrower to prepay the corporate loan or corporate debt security with any excess cash flow. Excess cash flow generally includes net cash flow (after scheduled debt service payments and permitted capital expenditures) as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a corporate loan agreement which is not waived by the agent bank and the lending syndicate normally is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding corporate loan. Acceleration may also occur in the case of the breach of a covenant in a corporate debt security document. If acceleration occurs and the Fund receives repayment before expected, the Fund will experience prepayment risk.

Additional Credit Risks. Corporate loans may be issued in leveraged or highly leveraged transactions (such as mergers, acquisitions, consolidations, liquidations, spinoffs, reorganizations or financial restructurings), or involving distressed companies or those in bankruptcy (including debtor-in-possession transactions). This means that the borrower is assuming large amounts of debt in order to have large amounts of financial resources to attempt to achieve its business objectives; there is no guarantee, however, that the borrower will achieve its business objectives. Loans issued in leveraged or highly leveraged transactions are subject to greater credit risks than other loans, including an increased possibility that the borrower might default or go into bankruptcy.

Bridge Financings (“Bridge Loans”). The Fund may also acquire interests in loans which are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets; the arrangement of longer-term loans; or the issuance and sale of debt obligations. The Fund may also make a commitment to participate in a bridge loan facility. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be unsecured or under-secured. Bridge loans are subject to the same general risks discussed above inherent to any loan investment. Due to their subordinated nature and possible unsecured or under-secured status, bridge loans may involve a higher degree of overall risk than more senior loans of the same borrower. Bridge loans also generally carry the expectation that the borrower will be able to sell the assets, obtain permanent financing or sell other debt obligations in the near future. Any delay in these occurrences subjects the bridge loan investor to increased credit risk and may impair the borrower’s perceived creditworthiness. In addition, bridge loans may become permanent.

Creditor Liability and Participation on Creditors’ Committees

Generally, when a Fund holds bonds or other similar fixed income securities of an issuer, the Fund becomes a creditor of the issuer. If the Fund is a creditor of an issuer it may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. Although under no obligation to do so, the Advisor, as investment adviser to the Fund, may from time to time have an opportunity to consider, on behalf of the Fund and other similarly situated clients, negotiating or otherwise participating in the restructuring of the Fund’s portfolio investment or the issuer of such investment. The Advisor, in its judgment and discretion and based on the considerations deemed by the Advisor to be relevant, may believe that it is in the best interests of the Fund to negotiate or otherwise participate in such restructuring. Accordingly, the Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. Similarly, subject to the above-mentioned procedures, the Advisor may actively participate in bankruptcy court and related proceedings on behalf of the Fund in order to protect the Fund’s interests in connection with a restructuring transaction, and the Advisor may cause the Fund to enter into an agreement reasonably indemnifying third parties or advancing from the Fund’s assets any legal fees or other costs to third parties, including parties involved in or assisting the Fund with a restructuring transaction, such as trustees, servicers and other third parties. Further, the Advisor has the authority, subject to the above-mentioned procedures, to represent the Trust, or the Fund, on creditors’ committees (or similar committees) or otherwise in connection with the restructuring of an issuer’s debt and generally with respect to challenges related to the securities held by the Fund relating to the bankruptcy of an issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself.

Cybersecurity Risk

With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security and related risks, including the risk of cyber attacks or incidents, system failures, and the use of rapidly evolving artificial intelligence technologies. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, causing operational disruption or restricting access to systems (i.e., ransomware). Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Funds or their service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for Fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, including those associated with the emerging use of artificial intelligence technologies. Furthermore, the Funds cannot control the cyber security plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders. The Funds and their shareholders could be negatively impacted as a result.

Defaulted Securities

The Funds may invest in defaulted securities. The risk of loss due to default may be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other debt of the issuer. The purchase of defaulted debt securities involves risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security in a Fund’s portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund’s NAV. Defaulted securities tend to lose much of their value before they default. Thus, a Fund’s NAV may be adversely affected before an issuer defaults. In addition, a Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

Defaulted debt securities may be illiquid and, as such, their sale may involve substantial delays. See the discussion under “Illiquid Securities.”

Delayed Funding Loans and Revolving Credit Facilities

Certain Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

The Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Indebtedness, Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Indebtedness, Loan

Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Fund.

Derivative Instruments

To the extent consistent with their investment objectives and policies and the investment restrictions listed in this SAI, the Funds may invest in, or obtain exposure to, futures contracts, purchase and write call and put options on securities, securities indexes and on foreign currencies and enter into forward contracts, swaps, and structured instruments, including without limitations, participation notes, certificates and warrants. The Funds also may enter into swap agreements with respect to credit default, foreign currencies, interest rates and securities indexes. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, or securities prices or as part of their overall investment strategies.

In accordance with Rule 18f-4 under the 1940 Act, each Fund has elected to be treated as a limited derivatives user, which requires that: (i) each Fund limits its derivatives exposure to ten percent (10%) of its net assets; and (ii) the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks. Rule 18f-4(a) defines derivatives transaction to mean: (i) a swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument under which a fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as a margin or settlement payment or otherwise; (ii) any short sale borrowing; and (iii) to-be-announced securities (“TBAs”), dollar rolls and non-standard settling transactions that the Fund does not intend to physically settle or will not settle within 35 days of the trade date. In accordance with Rule 18f-4 and pursuant to procedures approved by the Board, each Fund has elected to treat reverse repurchase agreements and similar financing transactions as senior securities that are not subject to the 10% limit but for which a Fund must maintain 300% asset coverage.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty and certain derivative transactions may be terminated by the counterparty or the Fund, as the case may be, upon the occurrence of certain Fund-related or counterparty-related events, which may result in losses or gains to the Fund based on the market value of the derivative transactions entered into between the Fund and the counterparty. In addition, such early terminations may result in taxable events and accelerate gain or loss recognition for tax purposes. It may not be possible for a Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. Upon the expiration or termination of a particular contract, a Fund may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found, which could cause the Fund not to be able to maintain certain desired investment exposures or not to be able to hedge other investment positions or risks, which could cause losses to the Fund. Furthermore, after such an expiration or termination of a particular contract, a Fund may have fewer counterparties with which to engage in additional derivative transactions, which could lead to potentially greater counterparty risk exposure to one or more counterparties and which could increase the cost of entering into certain derivatives. In such cases, the Fund may lose money.

Options on securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign (non-U.S.) exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign (non-U.S.) securities. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign (non-U.S.) markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Options on Securities and on Securities Indexes. A Fund may purchase put options on securities or security indexes to protect holdings in an underlying or related security against a substantial decline in market value or for speculative purposes. A Fund may also purchase call options on securities and security indexes. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

A Fund may also purchase put and call options on stock indexes. The amount of cash received upon exercise of a stock index option, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. All settlements of stock index option transactions are in cash. Some stock index options are based on a broad market index such as the Standard & Poor’s 500 Index (the “S&P 500 Index”), the New York Stock Exchange Composite Index, or the NYSE Arca Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Because the value of a stock index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock.

The purchase and writing of options involve certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts. A Fund may use interest rate, foreign currency or index futures contracts, as specified for that Fund in the Prospectus or if permitted by its investment restrictions. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

A Fund may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indexes (discussed above). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Each Fund will use futures contracts and options on futures contracts in accordance with the rules of the Commodities Futures Trading Commission (“CFTC”). For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities which the Fund intends to purchase. A Fund’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Fund’s exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and options on futures contracts. Pursuant to CFTC Rule 4.5, the Advisor has filed a notice of exemption from registration as a commodity pool operator in respect of each Fund. The Advisor intends to limit each Fund’s use of commodity interests so as to remain eligible for the exemption.

Limitations on Use of Futures and Options Thereon. A Fund that may use futures and futures options will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash, U.S. government securities or other securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract under certain circumstances such as periods of high volatility. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued at the official price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. Customer account agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the CFTC. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a

Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The requirements for qualification as a regulated investment company for federal income tax purposes also may limit the extent to which a Fund may enter into futures, futures options and forward contracts.

Risk Factors in Futures Transactions and Options. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

The particular securities comprising the index underlying the index financial futures contract may vary from the securities held by a Fund. As a result, the Fund’s ability to hedge effectively all or a portion of the value of its securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the securities held by the Fund. The correlation may be affected by disparities in the Fund’s investments as compared to those comprising the index and general economic or political factors. In addition, the correlation between movements in the value of the index may be subject to change over time as additions to and deletions from the index alter its structure. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

Each Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its investments. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. A Fund will enter into a futures position only if, in the judgment of the Advisor, there appears to be an actively traded secondary market for such futures contracts.

The successful use of transactions in futures and related options also depends on the ability of the Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by a Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on a hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by a Fund of margin deposits in the event of the bankruptcy of a broker with whom the Fund has an open position in a financial futures contract.

The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Risks of Potential Government Regulation of Derivatives. Future regulatory developments could impact the Funds’ ability to transact in certain derivatives. It is possible that government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Funds from using such instruments as a part of their investment strategies, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Funds to use certain derivatives as a part of their investment strategies and could alter, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies.

The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the United States is a changing area of law and is subject to modification by government and judicial action.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law on July 21, 2010. The Dodd-Frank Act has changed the way in which the U.S financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which a Fund may transact. Title VII of the Dodd-Frank Act made broad changes to the OTC derivatives market, grants significant authority to the SEC, the CFTC, and other federal regulators to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions. The CFTC and the SEC finalized the definition of “swap” and “security-based swap” and provided parameters around which contracts will be subject to further regulation under the Dodd-Frank Act. Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. Under the trade execution requirement, swap transactions subject to the clearing requirement must be traded on either Designated Contract Market (“DCM”) or Swap Execution Facility unless no DCM “makes the swap available to trade.” The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. While the majority of the rules are now effective, other rules are not yet final or are subject to further revision, so it is not possible at this time to gauge the extent to which the Dodd-Frank Act will increase costs to and/or restrict derivatives activities of the Funds.

The SEC has implemented Rule 18f-4, which regulates the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies. A Fund's trading of derivatives and other transactions that create future payment or delivery obligations is subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund satisfies a “limited derivatives users” exception that is included in the final rule. Under the rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating a Fund's asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding the use of securities lending collateral that may limit a Fund's securities lending activities. In addition, under the rule, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”).

A Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due.

These and other proposed and adopted regulatory requirements may limit the ability of a Fund to use derivatives, reverse repurchase agreements and similar financing transactions, when-issued, delayed delivery and forward commitment transactions, and unfunded commitment agreements as part of its investment strategies.

Emerging Market Securities

The Funds may invest in securities and instruments that are economically tied to developing (or “emerging market”) countries. The Advisor generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, the Advisor generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. The Advisor has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, a Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. The Advisor will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Reduced liquidity in equity, credit and fixed income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continued market turbulence may have an adverse effect on the Funds.

Certain Funds may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Funds may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings of relevant Brady Bonds.

Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities that are economically tied to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Equity Securities

Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer and have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably.

Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants, which are discussed elsewhere in the Prospectus and this SAI. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

Energy Sector Risk

The Funds may invest in the energy sector. Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

ESG Considerations

In evaluating investment opportunities, the Advisor may consider environmental, social and governance ("ESG") factors that it believes are financially material. ESG considerations are one of many factors incorporated into the Advisor's investment analysis and may or may not affect any particular investment decision. The Funds are not managed pursuant to a specific ESG-focused investment strategy and may invest in issuers with a wide range of ESG characteristics.

Euro- and EU-related Risks

Investments in securities of European issuers may be adversely affected by economic, political, regulatory, and market developments in Europe. European economies and financial markets are closely interconnected and may be impacted by changes in economic growth, inflation, interest rates, government debt levels, fiscal and monetary policies, financial institution stability, energy prices, trade policies, and geopolitical events within and outside the region.

The European Union ("EU"), the eurozone, and the European Central Bank play significant roles in shaping economic and monetary conditions across Europe. Actions taken by European governments, central banks, and regulatory authorities, including changes in fiscal, monetary, banking, trade, sanctions, or other economic policies, may affect

European issuers, currencies, and financial markets. Economic difficulties in one or more European countries may adversely affect other countries in the region due to the interconnected nature of European economies and financial institutions.

Europe has experienced heightened geopolitical uncertainty in recent years, including armed conflicts, military actions, terrorism, sanctions, trade disputes, supply chain disruptions, migration pressures, and energy market volatility. Such events may adversely affect European economies, businesses, financial markets, commodity prices, and the value and liquidity of a Fund's investments.

The value of investments denominated in the euro or other European currencies may fluctuate significantly in response to economic or political developments, monetary policy changes, market sentiment, or other factors. In addition, changes in the political or economic relationships among European countries, including changes affecting the structure or operation of the EU, may create market volatility and uncertainty.

Whether or not a Fund invests significantly in European issuers, developments affecting Europe may have broader impacts on global financial markets and could negatively affect the Fund's investments and performance.

Event-Linked Exposure

Certain Funds may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Fund may lose a portion of or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Funds to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Financials Sector Risk

As of the date of this SAI, the Large Cap Disciplined Value Fund, Large Cap Fundamental Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund, and SMID Cap Diversified Value Fund currently invest a significant portion of their assets in companies in the financials sector, and therefore the performance of the Funds could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions. Changing interest rates could reduce the profitability of certain types of companies in the financials sector. Financial companies may have concentrated portfolios, such as high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Significant events may have a significant negative impact on economies and financial markets worldwide, resulting in higher debt defaults, loan write-offs, and government intervention, and potentially the failure of some financial institutions, each of which would reduce investment performance of financials sector companies held by the Funds.

Foreign (Non-U.S.) Currencies

The Funds may invest directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies and will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

The Funds may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of the Funds is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Funds may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. The Funds may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated.

Foreign Currency Options and Related Risks

The Funds may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Funds hold in their portfolios or intend to purchase. For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and a Fund’s ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks, and as a result extra transaction costs may be incurred upon exercise of an option.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Risks of Options Trading. The Funds may effectively terminate their rights or obligations under options by entering into closing transactions. Closing transactions permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of a foreign security. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and a Fund will realize a loss of any premium paid and any transaction costs. Closing transactions may be effected only by negotiating directly with the other party to the option contract, unless a secondary market for the options develops. Although the Funds intend to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counterparty, a Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it had purchased in order to realize any profit.

Foreign Investment Risks

Foreign Market Risk. Each Fund may invest in foreign securities. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that a Fund will lose money.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, international conflicts, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and tariffs, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or otherwise adversely affect a Fund’s operations. Other foreign market risks include difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does. Some countries may not have laws to protect investors the way that the United States securities laws do. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for a Fund’s portfolio managers to completely and accurately determine a company’s financial condition.

The foreign countries in which a Fund invests may become subject to economic and trade sanctions or embargoes imposed by the U.S. or foreign governments or the United Nations. Such sanctions or other actions could result in the devaluation of a country’s currency or a decline in the value and liquidity of securities of issuers in that country. In addition, such sanctions could result in a freeze on an issuer’s securities which would prevent a Fund from selling securities it holds. The value of the securities issued by companies that operate in, or have dealings with these countries may be negatively impacted by any such sanction or embargo and may reduce a Fund’s returns. The risks related to sanctions or embargoes are greater in emerging and frontier market countries.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Foreign (Non-U.S.) Securities

The Funds may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. The Advisor generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government). For other issuers, the Advisor determines where a company is located, and thus whether a company is located outside the U.S. or in an emerging market, by referring to: (i) its primary stock exchange listing; (ii) where it is registered, organized or incorporated; (iii) where its headquarters are located; (iv) where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or (v) where at least 50% of its assets are located. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, the Advisor generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for the Fund from investing in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Restrictions on global trade may have an adverse impact on foreign securities held by the Fund. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

The Funds may invest in, or obtain exposure to, the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers or other foreign securities. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

Certain foreign exchanges impose requirements on the transaction settlement process with respect to certain securities, such as requirements to pre-deliver securities (for a sale) or pre-fund cash (for a buy) to a broker's account. Such requirements may limit a Fund's ability to transact in such securities in a timely manner and will subject the Fund to the risk of loss that could result if the broker is unable or unwilling to meet its obligations with respect to pre-delivered securities or pre-funded cash.

In addition, the imposition of restrictions by the U.S. government on outbound investment in sectors deemed critical to national security, including advanced manufacturing, biotechnology, aerospace, and other emerging technologies may result in new regulations or enforcement actions restricting a Fund's ability to invest in, or maintain exposure to, entities operating in covered sectors or jurisdictions. A Fund may also incur increased compliance and due diligence costs associated with monitoring and responding to changes in outbound investment restrictions.

Forward Foreign Currency Exchange Contracts

The Funds may use forward foreign currency exchange contracts (“forward contracts”) to protect against uncertainty in the level of future exchange rates. The Large Cap Disciplined Value Fund, the Large Cap Fundamental Value Fund, the Mid-Cap Value Fund, the Small Cap Value Fund, the Small Cap Diversified Value Fund and the SMID Cap Diversified Value Fund will not speculate with forward contracts or foreign currency exchange rates.

A Fund may enter into forward contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

A Fund also may use forward contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund’s exposure to foreign currencies that the Advisor believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another. For example, when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. This investment practice generally is referred to as “cross-hedging” when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Advisor believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

At or before the maturity date of a forward contract that requires a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Geopolitical and Economic Disruption Risk

Global economies and financial markets are increasingly interconnected, and local, regional, or global events may have significant and far-reaching effects on issuers, industries, markets, and economies around the world. Geopolitical events and other disruptions, including armed conflicts, wars, terrorism, political instability, trade disputes, tariffs, sanctions, export controls, supply chain disruptions, nationalization or expropriation of assets, currency restrictions, sovereign debt concerns, and changes in diplomatic relations, may adversely affect market conditions and investment values.

Such events may result in increased volatility, market dislocations, reduced liquidity, inflationary pressures, commodity shortages, disruptions to energy supplies, declines in economic growth, and changes in consumer and business spending. Governments and regulatory authorities may respond to geopolitical or economic developments through sanctions, trade restrictions, export controls, investment restrictions, capital controls, monetary or fiscal policy actions, or other interventions, any of which may affect issuers, markets, or investments held by the Funds.

In addition, the United States and other jurisdictions have adopted and may in the future adopt laws, regulations, executive orders, or other measures that restrict, prohibit, or otherwise limit investments involving certain foreign countries, issuers, industries, technologies, or persons for national security, foreign policy, economic, or other reasons. Such measures may limit the Funds' investment opportunities, impair the value or liquidity of existing investments, require investments to be sold or modified at unfavorable times, increase compliance costs, or otherwise adversely affect Fund performance.

The effects of geopolitical events and economic disruptions can be difficult to predict, may develop rapidly, and may have significant impacts on particular countries, regions, industries, sectors, or global financial markets. Because the Funds may invest in issuers located in multiple countries, including emerging markets, such events could adversely affect the value, liquidity, and performance of the Funds' investments.

High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies

Investments in securities rated below investment grade are described as “speculative” by Moody’s, S&P and Fitch. Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative by rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of debt securities that are high yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.

High yield securities and debt securities of distressed companies may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of these securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn, for example, could cause a decline in prices of high yield securities and debt securities of distressed companies because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities, and a high yield security may lose significant market value before a default occurs. If an issuer of securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund, by investing in such securities, may incur additional expenses to seek recovery of its investment. In the case of securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

High yield and distressed company securities may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield and distressed company securities may involve greater costs than transactions in more actively traded securities, which could adversely affect the price at which the Fund could sell a high yield or distressed company security, and could adversely affect the NAV of the Fund. A lack of publicly available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for these securities and/or may result in the Fund not receiving the proceeds from a sale of a high yield or distressed company security for an extended period after such sale, each of which could result in losses to the Fund. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield and distressed company securities, especially in a thinly-traded market. When secondary markets for high yield and distressed company securities are less liquid than the market for other types of securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The

Advisor seeks to minimize the risks of investing in all securities through diversification, in-depth analysis and attention to current market developments.

The use of credit ratings in evaluating high yield securities and debt securities of distressed companies can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments of a debt security, not the market value risk of a security. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Advisor does not rely solely on credit ratings when selecting debt securities for the Fund, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a debt security held by the Fund, the Fund may nonetheless retain the security. See Appendix B for a description of credit ratings.

Illiquid Securities

Illiquid securities are investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the Fund’s liquidity risk management program (LRM Program) adopted pursuant to Rule 22e-4 under the 1940 Act. Under a Fund’s LRM Program, the Fund may not hold more than 15% of its net assets in illiquid securities. The LRM Program administrator is responsible for determining the liquidity classification of a Fund’s investments and monitoring compliance with the 15% limit on illiquid securities. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

Securities that are not registered (including securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of a Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Over the years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Increasing Government and Other Public Debt

Government and other public debt, including municipal securities, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. For example, the total public debt of the United States and other countries around the globe as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 global financial crisis. Governmental agencies project that the United States will continue to maintain high debt levels for the foreseeable future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high debt level may increase market pressures to meet government funding needs, which can increase debt costs and cause a government or public or municipal entity to issue additional debt, thereby increasing refinancing risk. A high debt level also raises concerns that the issuer may be unable or unwilling to make principal or interest payments when they are due, which may adversely impact the value of certain instruments held by a Fund. Unsustainable debt levels can cause declines in the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns or can generate or contribute to an economic downturn. In addition, the high and rising level of U.S. national debt may adversely impact the U.S. economy and securities in which a Fund may invest. From time to time, uncertainty regarding potential increases in the statutory debt ceiling could: increase the risk that the U.S. Government may default on payments on certain U.S. Government securities; cause the credit rating of the U.S. Government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

The U.S. sovereign credit rating has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. The rating market, prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by a rating agency’s decision to downgrade the U.S. sovereign credit rating. The foregoing risks could adversely affect the value of the Funds’ investments.

Indebtedness, Loan Participations and Assignments

Certain Funds may purchase indebtedness and participations in commercial loans (such as bank loans), or may purchase assignments of such loans as well as interest and/or servicing or similar rights as such loans. Such investments may be secured or unsecured and may be newly-originated (and may be specifically designed for the Fund). Indebtedness is different from traditional debt securities in that debt securities may be part of a large issue of securities to the public and indebtedness may not be a security, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part or all of a loan. When purchasing indebtedness and loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which a Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies or otherwise exercise the Fund’s rights against a corporate borrower. This may subject a Fund to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the corporate borrower. Also, in the event of the insolvency of the lender or interposed bank or other financial intermediary who sold the participation interest to a Fund, the Fund may not have any exclusive or senior claim with respect to the lender’s interest in the corporate loan, or in any collateral securing the corporate loan. If a Fund has purchased the whole loan, the Fund would generally assume all of the rights of the lender in a commercial loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. In either case, the Fund may be responsible for the costs and liabilities associated with owning the collateral and may be subject to the risks and responsibilities relevant to the business, property or other asset serving as collateral. If the Fund holds certain loans, the Fund may be required to exercise its remedies and rights with respect to the collateral or the borrower pursuant to certain agreed-upon procedures or collectively with other creditors or through an agent or other intermediary action on behalf of multiple creditors. Delays or other risks associated with such procedures may cause the value of the Fund’s investment to decline or otherwise adversely affect the Fund’s rights relating to or interest in the collateral. For example, if an agent bank is acting on behalf of multiple lenders in the syndicate, the Fund’s interest in a loan may be subject to changes in terms or additional risks resulting from actions taken or not taken by the agent bank following an instruction from other creditors holding interests in the same loan. In addition, bankruptcy or other court proceedings may delay, limit or negate the Fund’s ability to collect payments on its loan investments or otherwise adversely affect the Fund’s rights in collateral relating to the loan, if any, and the Fund may need to retain legal or similar counsel to help in seeking to enforce its rights.

Certain Funds may invest in loan participations with credit quality comparable to that of issuers of their other securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested. Because a Fund establishes a direct contractual relationship with the lender or participant, the Fund is subject to the credit risk of the lender or participant in addition to the usual credit risk of the corporate borrower and any agent bank. Under normal market conditions, loan participations that sell at a discount to the secondary loan price may indicate the borrower has credit problems or other issues associated with the credit risk of the loan. To the extent the credit problems are not resolved, loan participations may not appreciate in value.

Certain Funds may invest in indebtedness and loan participations to achieve capital appreciation, rather than seek income. Certain Funds that are diversified limit the amount of their total assets that they will invest in any one issuer and all Funds limit the amount of their total assets that they will invest in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, the Commission’s interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers”. Treating a financial intermediary as an issuer of indebtedness may restrict a Funds’ ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loan assignments, loan participations, delayed funding loans, revolving credit facilities, bridge loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Advisor believes to be a fair price. Certain types of loans, such as bridge loans, may provide certain types of equity features such as warrants and conversion rights. Those equity-type instruments and investments involve additional risks of an investment in equity, including potentially significant changes in value, difficulty in accurately valuing them, a lack of liquidity, and a significant loss on the investment, and the possibility that the particular right could expire worthless if not exercised.

Valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund. Because a Fund establishes a direct contractual relationship with the lender or participant, the Fund is subject to the credit risk of the lender or participant in addition to the usual credit risk of the corporate borrower and any agent bank. Under normal market conditions, loan participations that sell at a discount to the secondary loan price may indicate the borrower has credit problems or other issues associated with the credit risk of the loan. To the extent the credit problems are not resolved, loan participations may not appreciate in value.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. The purchaser of an assignment typically succeeds to all rights and obligations as the assigning lender under the loan agreement. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. For example, if a loan is foreclosed, the Fund could become owner, in whole or in part, of any collateral securing the loan, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral. Furthermore, in the event of a default by a borrower, the Fund may have difficulty disposing of the assets used as collateral for a loan. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. The Fund currently relies on the Advisor’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Certain Funds may invest in debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP financing.

Certain Funds may act as the originator for direct loans to a borrower. Direct loans between the Fund and a borrower may not be administered by an underwriter or agent bank. The Fund may provide financing to commercial borrowers directly or through companies acquired (or created) and owned by or otherwise affiliated with the Fund. The terms of the direct loans are negotiated with borrowers in private transactions. A direct loan may be secured or unsecured.

In determining whether to make a direct loan, a Fund will rely primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal and its assessment of the collateral, if any, securing the loan. In making a direct loan, the Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund will lose money. Furthermore, direct loans may subject the Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or to value the direct loan.

When engaging in direct lending, a Fund’s performance may depend, in part, on the ability of the Fund to originate loans on advantageous terms. In originating and purchasing loans, the Fund will often compete with a broad spectrum of lenders. Increased competition for, or a diminishment in the available supply of, qualifying loans could result in lower yields on and/or less advantageous terms of such loans, which could reduce Fund performance. Some loans have the benefit of contractual restrictive covenants that limit the ability of the borrower to increase the credit risk of the borrower or take actions that may impair the rights or interests of lenders (e.g., by further encumbering its assets or incurring other debt obligations). Investments in loans without contractual restrictive covenants are particularly susceptible to the risks associated with loans and other forms of indebtedness.

As part of its lending activities, a Fund may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to the Fund, such loans involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is high. Different types of assets may be used as collateral for the Fund’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that the Fund has financed, the Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund or its affiliates to the borrower.

Various state licensing requirements could apply to a Fund with respect to investments in, or the origination and servicing of, loans and similar assets. The licensing requirements could apply depending on the location of the borrower, the location of the collateral securing the loan, or the location where the Fund or Advisor operates or has offices. In states in which it is licensed, the Fund or Advisor will be required to comply with applicable laws and regulations, including consumer protection and anti-fraud laws, which could impose restrictions on the Fund’s or Advisor’s ability to take certain actions to protect the value of its investments in such assets and impose compliance costs. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of the Fund’s or Advisor’s license, which in turn could require the Fund to divest assets located in or secured by real property located in that state. These risks will also apply to issuers and entities in which the Fund invests that hold similar assets, as well as any origination company or servicer in which the Fund owns an interest.

Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. These legal proceedings range from actions involving a single plaintiff to class action lawsuits with potentially tens of thousands of class members. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent the Fund seeks to engage in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its investments.

Industrials Sector Risk

As of the date of this SAI, the International Small Cap Diversified Value Fund currently invests a significant portion of its assets in companies in the industrials sector. The industrials sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, and government regulation. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, a component of the industrials sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Information Technology Sector Risk

As of the date of this SAI, the Large Cap Fundamental Value Fund, the Global Value Fund and Opportunities Fund currently invest a significant portion of their assets in the information technology sector. Companies in the information technology sector may be adversely affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, both domestically and internationally, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and competition for the services of qualified personnel. Companies in the information technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive information technology sector may cause the prices for these products and services to decline in the future. Information technology companies may have limited product lines, markets, financial resources or personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

The information technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of sector participants depends substantially on the timely and successful introduction of new products.

Inflation and Deflation

The Funds are subject to inflation and deflation risk. Inflation risk is the risk that the value of assets, income, or future payments associated with the Funds' investments will decline as the purchasing power of money decreases over time. Periods of elevated inflation may contribute to increased market volatility, higher interest rates, rising financing costs, reduced consumer spending, lower corporate profit margins, and declines in the value of certain investments. Inflation also may increase a Fund's operating or borrowing costs, where applicable, and may adversely affect Fund performance.

Inflationary pressures may result from a variety of factors, including supply and demand imbalances, labor market conditions, fiscal or monetary policies, geopolitical developments, trade disruptions, energy or commodity price fluctuations, and other domestic or global economic events. Actions taken by governments and central banks to address inflation may not be successful and may themselves contribute to market volatility, economic slowdowns, or recessionary conditions.

Deflation risk is the risk that prices throughout the economy decline over time. Deflation may reduce economic growth, depress business revenues and earnings, increase the real burden of debt, and adversely affect the financial condition of issuers. Deflationary conditions may increase the likelihood of issuer defaults, restructurings, or credit downgrades and may negatively affect the value and liquidity of the Funds' investments.

Although a Fund may invest in securities or instruments that are designed to mitigate the effects of inflation or deflation, including inflation-indexed securities, it is not required to do so, and there can be no assurance that such investments will successfully protect the Fund from inflationary or deflationary pressures. Inflation and deflation risks may be more pronounced in emerging markets, which may be more susceptible to economic volatility and may have fewer policy tools available to respond effectively to changing market conditions.

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income for federal income tax purposes, even though investors do not receive their principal until maturity.

Interest Rate Risk

Investments in fixed income securities and financial instruments are subject to the possibility that interest rates could rise sharply, causing the value of a Fund’s securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds in the Fund, the more the Fund’s share price will fluctuate in response to interest rate changes. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Securities with floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Changes in government or central bank policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates, and could have an adverse effect on prices for fixed income securities and on the performance of the Fund. In addition, the Funds are subject to the risk that interest rates may exhibit increased volatility. Any unexpected or sudden reversal of the fiscal or monetary policy underlying current interest rate levels could adversely affect the value of the Fund. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates.

Japan Risk

Investments in securities of Japanese issuers involve risks associated with economic, political, regulatory, and market developments in Japan. Japan's economy is highly dependent on international trade and global supply chains and may be adversely affected by trade disputes, tariffs, sanctions, changes in international trade policies, geopolitical tensions, and economic conditions in key trading partners. Economic growth may be affected by factors including demographic trends such as an aging population and declining birth rates, labor market constraints, periods of low inflation or inflationary pressures, changes in consumer spending, and government fiscal and monetary policies.

Japan's financial markets may be affected by changes in interest rates, public debt levels, currency exchange rates, and actions taken by the Bank of Japan or other governmental authorities. The value of investments denominated in Japanese yen may fluctuate significantly relative to the U.S. dollar and other currencies. Political developments, regional security concerns, strained international relations, or disruptions affecting major industries may adversely impact Japanese issuers and financial markets.

In addition, Japan is particularly vulnerable to natural disasters and other catastrophic events, including earthquakes, tsunamis, volcanic eruptions, typhoons, flooding, and other severe weather events, which could disrupt economic activity, damage infrastructure, impair business operations, and negatively affect the value of the Fund's investments.

Large Shareholder Risk

To the extent that a significant portion of a Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Leverage

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. The High Yield Fund also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging, including borrowing, may cause the Funds to be more volatile than if the Funds had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the portfolio securities.

Loans

To the extent the Funds invest in loans, a Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk, than funds that do not invest in such securities. Loans are often issued by heavily indebted companies, and therefore can be particularly susceptible to a wide variety of risks. Loans may not be backed by adequate collateral and can be subject to faster payment schedules than other types of obligations. These instruments are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile and more difficult to value than other types of securities (including other debt securities). An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the Funds’ ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a loan may lose significant market value before a default occurs. The Funds may also be subject to greater levels of liquidity risk than funds that do not invest in loans. In addition, the loans in which the Funds invest may not be listed on any exchange and a secondary market for such loans may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in loans may involve greater costs than transactions in more actively traded securities. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make loans difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for the loans and/or may result in a Fund not receiving the proceeds from a sale of a loan for an extended period after such sale, each of which could result in losses to a Fund. Loans may have extended trade settlement periods which may result in cash not being immediately available to a Fund. As a result, transactions in loans that settle on a delayed basis may limit a Fund’s ability to make additional investments or satisfy the Fund’s redemption obligations. A Fund may seek to satisfy any short-term liquidity needs resulting from an extended trade settlement process by, among other things, selling portfolio assets, holding additional cash or entering into temporary borrowing arrangements with banks and other potential funding sources. If an issuer of a loan prepays or redeems the loan prior to maturity, a Fund will have to reinvest the proceeds in other loans or similar instruments that may pay lower interest rates.

Loans may not be considered securities under the federal securities laws. In such circumstances, fewer legal protections may be available with respect to a Fund’s investment in loans. In particular, if a loan is not considered a security under the federal securities laws, certain legal protections normally available to securities investors under the federal securities laws, such as those against fraud and misrepresentation, may not be available. Because of the risks involved in investing in loans, an investment in a Fund that invests in such instruments should be considered speculative. Loans that are covenant-lite obligations contain fewer maintenance covenants than other types of loans, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached, which would allow the lender to restructure the loan or take other action intended to help mitigate losses. Covenant-lite loans carry a risk that the borrower could transfer or encumber the assets, which could reduce the amount of assets that can be used to satisfy debts and could increase losses for debt holders. Covenant-lite obligations may carry more risk than traditional loans as they allow borrowers to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default. A Fund may have a greater risk of loss on investments in covenant-lite obligations as compared to investments in traditional loans.

Secondary trades of loans may have extended settlement periods. Any settlement of a secondary market purchase of loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par/near par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) is subject to the “delayed compensation” rules prescribed by the Loan Syndications and Trading Association (“LSTA”) and addressed in the LSTA’s standard loan documentation for par/near par trades and for distressed trades. “Delayed compensation” is a pricing adjustment comprised of certain interest and fees, which is payable between the parties to a secondary loan trade. The LSTA introduced a requirements-based rules program in order to incentivize shorter settlement times for secondary transactions and discourage certain delay tactics that create friction in the loan syndications market by, among other things, mandating that the buyer of a loan satisfy certain “basic requirements” as prescribed by the LSTA no later than T+5 in order for the buyer to receive the benefit of interest and other fees accruing on the purchased loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date, subject to certain specific exceptions. These “basic requirements” generally require a buyer to execute the required trade documentation and to be, and remain, financially able to settle the trade no later than T+7 for par/near par loans (and T+20 for distressed trades). In addition, buyers are required to fund the purchase price for a secondary trade upon receiving notice from the agent of the effectiveness of the trade in the agent’s loan register. A Fund, as a buyer of a loan in the secondary market, would need to meet these “basic requirements” or risk forfeiting all or some portion of the interest and other fees accruing on the loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date. The “delayed compensation” mechanism does not mitigate the other risks of delayed settlement or other risks associated with investments in loans. There can be no certainty that a Fund would receive any delayed settlement compensation.

Investors should be aware that a Fund’s investment in a loan may result in the Fund or Advisor receiving information about the issuer that may be deemed material, non-public information. Under such circumstances, the Funds’ investment opportunities may be limited, as trading in securities of such issuer may be restricted. Additionally, the Advisor may seek to avoid receiving material, non-public information about issuers of loans. As a result, the Advisor may forgo certain investment opportunities or be disadvantaged as compared to other investors that do not restrict information that they receive from loan issuers.

Market Risk

Market risk is the risk that the market price of securities owned by the Funds may go down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries represented in the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, financial crises, recessions, or other events could have a significant impact on the Fund and its investments. The value of a security may decline due to general economic, political or financial market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, including changes in the general outlook for corporate earnings, rates of economic growth and employment, monetary policy interest or currency rates or due to adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies, such as artificial intelligence, to engage in cyber-attacks or to take over the Web sites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.

Financial markets also may be adversely affected by concerns regarding government debt levels, fiscal deficits, sovereign borrowing needs, and the sustainability of fiscal policies, which may contribute to increased interest rates, market volatility, reduced liquidity, or changes in investor sentiment.

Master Limited Partnerships

The Funds may invest in publicly traded master limited partnerships (“MLPs”), which are limited partnerships or limited liability companies taxable as partnerships for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, a Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly, cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The Funds may purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. The credit quality of an ABS transaction depends on the performance of the underlying assets. ABS are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and, syndicated bank loans, peer-to-peer loans and litigation finance loans. These loans or other receivables are subject to risks of prepayment, delinquency and default similar to those present in mortgage loans. Consumer loans may be backed by collateral (as in automobile loans) or they may be unsecured. Moreover, Congress, regulators such as the Consumer Financial Protection Bureau and the individual states may further regulate the consumer credit industry in ways that make it more difficult for servicers of such loans to collect payments on such loans, resulting in reduced collections. Changes to federal or state bankruptcy or debtor relief laws may also impede collection efforts or alter timing and amount of collections. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.

The value of some mortgage-related securities or ABS may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on certain securities may expose the High Yield Fund to lower rates of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security or ABS generally will decline; however, when interest rates are declining, the value of such securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying assets will affect the price and volatility of the security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying assets increase the effective maturity of a security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Because ABS may not have the benefit of a security interest in underlying assets, ABS present certain additional risks not present with mortgage-backed securities. See “U.S. Government Securities” below.

One type of mortgage-related security, SMBS, has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. The High Yield Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities.

The High Yield Fund may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs issue classes or “tranches” that vary in risk and yield. A CLO may experience substantial losses attributable to defaults on underlying assets. Such losses will be borne first by the holders of subordinate tranches. A Fund’s investment in a CLO may decrease in market value because of (i) loan defaults or credit impairment, (ii) the disappearance of subordinate tranches, (iii) market anticipation of defaults, and (iv) investor aversion to CLO securities as a class. These risks may be magnified depending on the tranche of CLO securities in which a Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches. The High Yield Fund may invest in other asset-backed securities that have been offered to investors.

Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Investors should note that Congress from time to time may consider actions that would limit or remove the explicit or implicit guarantee of the payment of principal and/or interest on many types of asset-backed securities. Any such action would likely adversely impact the value of such securities.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower-rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Global Value Fund, the International Value Fund, the Opportunities Fund and the High Yield Fund may invest include municipal lease obligations. The Global Value Fund, the International Value Fund, the Opportunities Fund and the High Yield Fund may also invest in industrial development bonds, which are municipal bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Global Value Fund, the International Value Fund, the Opportunities Fund and the High Yield Fund may also invest in securities issued by entities whose underlying assets are municipal bonds.

In 2025, Congress considered potential reductions in federal funding to the states in a variety of ways, including but not limited to Medicaid funding, which could meaningfully increase costs for the impacted states. To the extent any state absorbs additional costs attributable to changes in federal funding, such changes may strain a state's budget, divert state funding from other potential expenditures or lead to additional borrowing or financing, all of which could negatively impact the state's Municipal Bonds. As a result of any such future legislation, the availability of such Municipal Bonds for investment by the Funds and the 10 value of such Municipal Bonds held by the Funds may be affected.

Each Fund expects to invest less than 50% of its total assets in tax-exempt municipal bonds. As a result, none of the Funds expect to be eligible to pay exempt interest dividends to shareholders and interest on municipal bonds will be taxable to shareholders when received as a distribution from a Fund.

Operational Risk

An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing and communication errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. In addition, the development and use of artificial intelligence technologies are expanding rapidly and may be employed by service providers that support the operations of a Fund as well as by issuers of securities held by a Fund. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. A Fund may also face service provider risks from cloud-service disruptions, cyber incidents and business continuity disruptions. While the Funds seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a Fund.

Other Investment Companies

A Fund may acquire securities of other registered investment companies to the extent that such investments are consistent with its investment objective, policies, strategies and restrictions and the limitations of the 1940 Act. Investment companies may include mutual funds, closed-end funds and exchange-traded funds (“ETFs”). A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such funds. Like all equity investments, these investments may go up or down in value.

ETFs and closed-end funds trade on a securities exchange and their shares may trade at a premium or discount to their NAV. A Fund will incur brokerage costs when it buys and sells shares of ETFs and closed-end funds. ETFs that seek to track the composition and performance of a specific index may not replicate exactly the performance of their specified index because of trading costs and operating expenses incurred by the ETF. At times, there may not be an active trading market for shares of some ETFs and closed-end funds and trading of ETF and closed-end fund shares may be halted or delisted by the listing exchange.

In addition, investments in ETFs involve the risk that the market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to changes in the ETF’s NAV, the value of ETF holdings and supply and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as Authorized Participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) NAV. Significant losses may result when transacting in ETF shares in these and other circumstances. Neither the Advisor nor the Trust can predict whether ETF shares will trade above, below or at NAV. An ETF’s investment results are based on the ETF’s daily NAV. Investors transacting in ETF shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the ETF’s daily NAV.

For purposes of evaluating whether at least 40% of the Global Value Fund’s investments are in companies located outside the U.S. (or 30% if the Advisor deems market conditions and/or company valuations less favorable for companies located outside the U.S.), investments in ETFs based on foreign market indices are considered located outside the U.S.

An ETF has a limited number of intermediaries that act as Authorized Participants, and none of these Authorized Participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to an ETF and no other Authorized Participant is able and willing to create or redeem, shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Additionally, while ETF shares are listed for trading on an exchange, there can be no assurance that active trading markets for ETF shares will be maintained by market makers or Authorized Participants. Decisions by market makers or Authorized Participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the creation/redemption process in maintaining the relationship between the underlying value of an ETF's holdings and the ETF's NAV. Such reduced effectiveness could result in the ETF's shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the ETF's shares.

Participation in Litigation or Arbitration Proceedings

The Advisor, in its judgment and discretion and based on the considerations deemed by the Advisor to be relevant, may believe that it is in the best interests of the Fund to initiate or settle a claim or join a class of plaintiffs pursuing a claim as lead plaintiff (or opt out of a class and pursue a claim directly). Similarly, the Advisor may determine not to take or not to recommend any such action. To the extent that the Fund has liquidated, the Advisor will generally not take or recommend any such action. The Advisor may, on behalf of the Fund, directly initiate or participate in litigation or an arbitration proceeding as a named plaintiff or claimant. The Advisor may, without limitation, (i) engage legal counsel for the Fund and/or cause the Fund to pay fair and reasonable legal fees and expenses incurred in connection with investigating the validity of a potential claim (or performing other due diligence relating to a potential claim) or taking any actions considered by the Advisor to be necessary or appropriate (a) to protect or preserve the Fund’s rights or interests in connection with (1) defending a claim made against the Fund and (2) initiating or otherwise engaging in preliminary measures intended to facilitate possible future litigation or arbitration or otherwise support a judicial decision favorable to the Fund and (b) to preserve the Fund’s ability to bring a claim and to prevent the expiration of an applicable statute of limitations; and (ii) on behalf of a Fund that is not acting or seeking to act as a named plaintiff or claimant, (a) give direction to a third party (such as trustees or service providers), (b) cause the Fund to advance fair and reasonable legal fees and expenses to such third party, and/or (c) indemnify, on behalf of the Fund, such third party for its fair and reasonable fees and expenses, in each such case in connection with litigation or a claim concerning the Fund’s investment and pursuant to the terms of the investment (including, without limitation, as a result of the Fund’s holding of a certificate issued by a trust where the trustee or other service provider to the trust is commencing litigation or pursuing a claim on behalf of the trust). The Advisor may also vote for or authorize a settlement relating to litigation or a claim described in subparagraph (ii) above. The Fund may directly bear a portion or all of the fees associated with the actions described above.

Political Risk/Risks For Conflicts

Recently, various countries have seen significant geopolitical conflicts and in some cases, civil wars, which may have an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war, terrorism or other political developments cannot be excluded. Apparently stable systems may experience periods of disruption or improbable reversals of policy. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions, tariffs and trade restrictions or other similar measures, could adversely affect the Funds’ investments whether or not a Fund is directly invested in the affected jurisdiction or impacted area. The transformation from a centrally planned, socialist economy to a more market oriented economy has also resulted in many economic and social disruptions and distortions. Moreover, there can be no assurance that the economic, regulatory and political initiatives necessary to achieve and sustain such a transformation will continue or, if such initiatives continue and are sustained, that they will be successful or that such initiatives will continue to benefit foreign (or non-national) investors. Certain instruments, such as inflation index instruments, may depend upon measures compiled by governments (or entities under their influence) which are also the obligors.

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict in Europe and in the Middle East. The extent, duration and impact of these conflicts, related sanctions, trade restrictions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities, commodities and currencies. Depending on the nature of the military conflict, companies worldwide operating in many sectors, including energy, financial services and defense, amongst others may be impacted. These impacts could result in restricted or no access to certain markets, investments, service providers or counterparties, thus negatively affecting a Fund’s investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. Increased volatility, currency fluctuations, liquidity constraints, counterparty default, valuation and settlement difficulties and operational risk resulting from such conflicts may also negatively impact the performance of a Fund. Such events may result in otherwise historically “low-risk” strategies performing with unprecedented volatility and risk. In addition, to the extent new sanctions or trade restrictions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), such sanctions or trade restrictions may prevent a Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact a Fund’s ability to achieve its investment objective, prevent a Fund from receiving payments otherwise due it, increase diligence and other similar costs to a Fund, render valuation of affected investments challenging, or require a Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect a Fund’s performance with respect to such investments, and thus a Fund’s performance as a whole.

Portfolio Turnover

Portfolio turnover is a measure of how frequently a Fund's portfolio securities are bought and sold. High portfolio turnover rates generally increase transaction costs, which are Fund expenses. Such portfolio transactions may also result in the realization of taxable capital gains, including short-term capital gains, which are generally taxable at ordinary income tax rates for federal income tax purposes for shareholders subject to income tax and who hold their shares in a taxable account. Higher transaction costs reduce a Fund's returns.

Portfolio turnover is affected by factors within and outside the control of a Fund and its investment manager. The Advisor's investment outlook for the type of securities in which the Fund invests may change as a result of unexpected developments in domestic or international securities markets, or in economic, monetary or political relationships. High market volatility may result in the Advisor using a more active trading strategy than it might have otherwise pursued. The Funds’ Advisor will consider the economic effects of portfolio turnover but generally will not treat portfolio turnover as a limiting factor in making investment decisions. Investment decisions affecting turnover may include changes in investment policies or management personnel, as well as individual portfolio transactions.

Factors wholly outside the control of the Advisor that may increase portfolio turnover include increased merger and acquisition activity, increased refinancing of outstanding debt by an issuer, or increased rates of bankruptcy or default, that may create involuntary transactions for funds that hold affected securities.

In addition, redemptions or exchanges by investors may require the liquidation of portfolio securities. Changes in a particular Fund’s portfolio holdings may also be made whenever a security is considered to be no longer the most appropriate investment for the Fund, or another security appears to have a relatively better opportunity.

Preferred Stock

The Funds may invest in preferred stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Real Estate Investment Trusts

Each Fund may invest in securities of companies in the real estate industry generally or in real estate investment trusts (“REITs”). Unlike corporations, REITs do not have to pay federal income taxes if they meet certain Internal Revenue Code of 1986, as amended (the “Code”), requirements. REITs offer investors greater liquidity and diversification than direct ownership of properties.

Companies in the real estate industry and real estate related investments may include, for example, REITs that either own properties or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings, and other companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies. Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry. The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry can be affected by changes in real estate values and rental income, property taxes, interest rates, and tax and regulatory requirements. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT.

An investment in a REIT, or in a real estate-linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Investments in REIT equity securities could require a Fund to accrue and distribute income not yet received by the Fund. On the other hand, investments in REIT equity securities can also result in a Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income. REITs may not provide complete tax information to a Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund to request permission from the IRS to extend the deadline for issuance of Forms 1099-DIV.

Regulatory Risk

Actions by governmental entities may also impact certain instruments in which a Fund invests. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. For example, the Funds may invest in securities or derivatives that previously utilized the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR was intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The publication of LIBOR rates ceased at the end of 2021 for most maturities and currencies, and certain remaining widely used U.S. dollar (USD) LIBOR rates that were published for an additional period of time to assist with the transition have also been phased out. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR,”) which is intended to replace USD dollar LIBOR and measures the cost of USD overnight borrowings collateralized by treasuries). The transition process from LIBOR to the SOFR for USD LIBOR rates has become increasingly well defined, especially following the signing of the federal Adjustable Interest Rate (LIBOR) Act of 2021 and the Federal Reserve Board’s adoption of implementing regulations in December 2022, which replaced LIBOR based benchmark rates in instruments with no, or insufficient, alternative rate setting provisions with a SOFR base rate following the cessation of LIBOR. Markets are developing in response to these new rates. As a result of the benchmark reforms, the Funds have transitioned to successor or alternative reference rates as necessary. Although the transition process for most instruments has been completed, there is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, which may affect the value or liquidity of, or return on, certain of the Funds’ investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. Moreover, certain aspects of the transition will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; no assurances can be given as to the impact of the LIBOR transition on a Fund and its investments.

Regulatory actions or actions taken by law enforcement entities in the United States or outside of the United States may also adversely affect a Fund’s investments. For example, assets that become subject to sanctions or that are involved in illegal activities such as money laundering or kleptocracy, may be seized, subject to forfeiture, frozen or otherwise become unmarketable, will lose value or become worthless and consequently adversely affect a Fund’s value. Actions such as geographical targeting orders for, or new rulemaking related to, real estate investments issued by the Financial Crimes Enforcement Network (“FinCEN”) may also lengthen the settlement process, make a real estate asset less liquid and harder to sell, and/or increase costs associated with these portfolio investments.

In September 2023, the SEC adopted amendments to Rule 35d-1 under the 1940 Act, the rule governing fund naming conventions (the “Names Rule”). In general, the Names Rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule to include any term used in a fund name that suggests the fund makes investments that have, or whose issuers have, particular characteristics. Additionally, the amendments modify the circumstances under which a fund may deviate from its 80% investment policy and address the calculation methodology of derivatives instruments for purposes of the rule. The amendments became effective December 11, 2023. On March 14, 2025, the SEC extended the compliance date from December 11, 2025 to June 11, 2026 for fund groups with $1 billion in net assets and modified the operation of the compliance dates to allow for compliance based on the timing of certain annual disclosure and reporting obligations that are tied to the fund's fiscal year-end.

Repurchase Agreements

The Funds may invest in repurchase agreements. A repurchase agreement is an agreement where the seller agrees to repurchase a security from a Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is more than the purchase price, reflecting an agreed-upon rate of return effective for the period of time a Fund’s money is invested in the repurchase agreement. A Fund’s repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of those instruments declines, the Fund will require additional collateral. In the event of a default, insolvency or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. In such circumstances, the Fund could experience a delay or be prevented from disposing of the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

Certain Funds may enter into reverse repurchase agreements and dollar rolls, subject to their limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by the Fund and their agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes.

In accordance with Rule 18f-4 under the 1940 Act, each of the Funds have elected to be treated as a limited derivatives user, which requires that: (i) each Fund limits its derivatives exposure to ten percent (10%) of its net assets. The Funds have elected to treat reverse repurchase agreements and similar financing transactions as senior securities that are not subject to the 10% limit but for which a Fund must maintain 300% asset coverage. TBAs, dollar rolls and non-standard settling transactions that the Fund does not intend to physically settle or will not settle within 35 days of the trade date will also be included in the 10% derivatives exposure limitation. The Funds may enter into unfunded commitments if the Fund reasonably believes that it will have sufficient cash and cash equivalents to meet its obligations for all its unfunded commitments. This regulation could significantly limit or impact the Funds’ ability to invest in reverse repurchase agreements, short sale borrowings and firm or standby commitment agreements, limit the Funds’ ability to employ certain strategies that use such instruments and adversely affect the Funds’ performance, efficiency in implementing their strategy, liquidity and ability to pursue their investment objectives. Also, changes in regulatory requirements concerning margin for certain types of financing transactions, such as repurchase agreements, reverse repurchase agreements, and securities lending and borrowing and securities forwards, could impact a Fund’s ability to utilize these investment strategies and techniques.

Rule 144A Securities

The Funds may invest in securities offered pursuant to Rule 144A under the 1933 Act (“Rule 144A securities”), which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. A Fund may not be able to sell a restricted security promptly or at a reasonable price. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. In addition, transaction costs may be higher for restricted securities than for more liquid securities. A Fund may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.

Securities Lending

Each Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. A Fund receives the income on the loaned securities. Where a Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. A Fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. To the extent the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. If the borrower defaults on its obligation to return securities lent because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities lent or gaining access to collateral. As a result, the Fund’s yield may decrease. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Fund could suffer a loss where there are losses on investments made with the cash collateral or where the value of the securities collateral falls below the market value of the borrowed securities. A Fund could also experience delays and costs in gaining access to the collateral. Each Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.

The Trust, on behalf of the Funds, has entered into a securities lending agreement with U.S. Bank National Association (the “Securities Lending Agent”) to provide certain services related to the Funds’ securities lending program. Prior to September 30, 2025, the securities lending agent was Brown Brothers Harriman & Co. Pursuant to the securities lending agreement, the Securities Lending Agent, on behalf of the Funds, is authorized to enter into securities loan agreements, negotiate loan fees and rebate payments, collect loan fees, deliver securities, manage and hold collateral, invest cash collateral, receive substitute payments, make interest and dividend payments (in cases where a borrower has provided non-cash collateral), and upon termination of a loan, liquidate collateral investments and return collateral to the borrower. For the most recent fiscal year ended June 30, 2026, the Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund and High Yield Fund did not have securities lending activities.
For the most recent fiscal year ended June 30, 2026, the Funds’ securities lending activities resulted in the following:

	Large Cap Disciplined Value Fund	Large Cap Fundamental Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund	Opportunities Fund
(i) Gross income from securities lending activities (including income from cash collateral reinvestment, negative rebates (i.e., those paid by the borrower to the lender), loan fees paid by borrowers when collateral is noncash, management fees from a pooled cash collateral reinvestment vehicle that are deducted from the vehicle’s assets before income is distributed, and any other income)	$61,555	$268,201	$327,365	$41,241	$228,556	$851,611
(ii) Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(1,944)	$(10,195)	$(10,969)	$(1,782)	$(10,358)	$(26,697)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$(485)	$(2,121)	$(2,653)	$(373)	$(1,941)	$(6,677)
Administrative fees not included in revenue split	—	—	—	—	—	—
Indemnification fee not included in revenue split	—	—	—	—	—	—
Rebates (paid to borrower)	$(47,099)	$(193,060)	$(245,204)	$(28,876)	$(154,081)	$(666,871)
Other fees not included in revenue split	—	—	—	—	—	—
(iii) Aggregate fees/compensation for securities lending activities	$49,528	$205,376	$(258,826)	$(31,031)	$(166,380)	$(700,245)
Net income from securities lending activities (i) - (iii)	$12,027	$62,825	$68,539	$10,210	$62,176	$151,366

Short Sales

Certain Funds may make short sales as part of their overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Certain Funds may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. Short sales expose a Fund to the risk that they will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Funds may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Short Sales Against-the-Box

Each Fund can borrow and sell “short” securities when the Fund also owns an equal amount of those securities (or their equivalent). Except for the Small Cap Diversified Value Fund, the International Small Cap Diversified Value Fund and the High Yield Fund, no more than 25% of a Fund’s net assets can be held as collateral for short sales at any one time. No more than 33 1/3% of total assets of the Small Cap Diversified Value Fund, the International Small Cap Diversified Value Fund, the High Yield Fund or the SMID Cap Diversified Value Fund can be held as collateral for short sales at any one time.

Structured Instruments

Certain Funds may invest in structured instruments, including, without limitation, participation notes, certificates and warrants. Structured instruments may be derived from or based on a single security or securities, an index, a commodity, debt issuance or a foreign currency (a “reference”), and their interest rate or principal may be determined by an unrelated indicator. Structured securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the value of the structured security at maturity, or in the interest rate of the structured security. Structured securities may entail a greater degree of risk than other types of securities because the Fund bears the risk of the reference in addition to the risk that the counterparty to the structured security will be unable or unwilling to fulfill its obligations under the structured security to the Fund when due. The Fund bears the risk of loss of the amount expected to be received in connection with a structured security in the event of the default or bankruptcy of the counterparty to the structured security. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Swap Agreements

The Funds may enter into swap agreements, including, but not limited to, credit default, interest rate, index and currency exchange rate swap agreements. A Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost efficient manner. To the extent a Fund invests in foreign currency-denominated securities, the Fund also may invest in currency exchange rate swap agreements.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard OTC swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund).

Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A total return swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of underlying assets, which may include a single stock, a basket of stocks, or a stock index during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.

The Funds also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Funds may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most types of swap agreements entered into by the Funds will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund).

A Fund also may enter into OTC and cleared credit default swap agreements. A credit default swap agreement may reference one or more debt securities or obligations that are not currently held by the Fund. The protection “buyer” in an OTC credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the credit soundness of the issuer of the reference obligation and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements sold by a Fund may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk (with respect to OTC credit default swaps) and credit risk. A Fund will enter into uncleared credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. In addition, there may be disputes between the buyer and seller of a credit default swap agreement or within the swaps market as a whole as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).

The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of certain standardized OTC derivative instruments that the CFTC and SEC have defined as “swaps.” The CFTC has implemented mandatory exchange-trading and certain clearing requirements under the Dodd-Frank Act and the CFTC continues to mandate the central clearing of additional contracts. Uncleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts on certain uncleared swaps transactions, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps than would otherwise be the case. The Advisor will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Funds’ ability to enter into swap agreements.

In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes generally provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In the EU, the regulatory authorities could reduce, eliminate or convert to equity the liabilities to a fund of a counterparty subject to such proceedings (sometimes referred to as a “bail in”).

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, each Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Restrictions imposed by the Code for qualification as a regulated investment company may limit a Fund’s ability to use swap agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the reference asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because OTC swap agreements are bilateral contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, swap agreements may be considered illiquid and subject to a Fund’s limitation on investments in illiquid securities. See the discussion under “Illiquid Securities.”

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that the Advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the Advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

Tariff and Trade Policy Risks

A Fund may be affected by changes in U.S. or foreign trade policies, including the imposition of tariffs or retaliatory measures. Trade disputes or renegotiated trade agreements may affect global supply chains, market volatility, and the financial performance of issuers in export-oriented sectors or industries reliant on cross-border inputs. In recent months, the U.S. government has taken steps to revise certain trade relationships and impose tariffs on specific goods, which has, in turn, triggered reciprocal measures from trading partners. Issuers in which a Fund invests may be indirectly affected by changes in trade policy or escalating trade tensions. A Fund seeks to mitigate these risks through active monitoring of geopolitical developments and risk-adjusted portfolio management.

Trust Preferred Securities

The Funds may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the Securities Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings. In identifying the risks of the trust preferred securities, the Advisor will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Fund.

As a result of trust preferred securities being phased out of Tier I and Tier II capital of banking organizations, a Fund’s ability to invest in trust preferred securities may be limited. This may impact a Fund’s ability to achieve its investment objective.

U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of a Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as securities issued by members of the Farm Credit System, are supported only by the credit of the agency, instrumentality or corporation. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. There is a risk that the U.S. Government fails to pay interest or principal on U.S. Government obligations and such failure, or a perceived likelihood of such failure, will negatively impact the value and credit rating of U.S. Government obligations. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Under the direction of the Federal Housing Finance Agency (“FHFA”), FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (“UMBS”) (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented in June 2019, and the long-term effects it may have on the market for mortgage-backed securities are uncertain.

Since September 6, 2008, FNMA and FHLMC have operated under a conservatorship administered by FHFA. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement to provide additional financing to FNMA and FHLMC. FNMA and FHLMC continue to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

The Funds may invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such U.S. Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) U.S. Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of U.S. Treasury obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The Opportunities Fund, the High Yield Fund and SMID Cap Diversified Value Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which a Fund is not entitled to exercise its demand rights. When a reliable trading market for the variable and floating rate instruments held by a Fund does not exist and a Fund may not demand payment of the principal amount of such instruments within seven days, the instruments may be deemed illiquid and therefore subject to a Fund’s limitation on investments in illiquid securities. See the discussion under “Illiquid Securities.” The Opportunities Fund, the High Yield Fund and SMID Cap Diversified Value Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Opportunities Fund and the High Yield Fund each may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities. Additionally, each such Fund may invest, without limitation, in residual interest bonds (“RIBs”).

Warrants

The Funds may invest in warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy a security directly from the issuer at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security, do not represent any rights in the assets of the issuing company and are subject to the risk that the issuer-counterparty may fail to honor its obligations. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments

A Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. When such purchases or sales are outstanding, transactions that the Fund does not intend to physically settle or will not settle within 35 days of the trade date will also be included in the calculation used to determine the Fund's eligibility for the Limited Derivatives User exemption described above under “Derivative Instruments.”

There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities. A Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

A Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Financial Industry Regulatory Authority (“FINRA”) rules in respect of the collateralization of TBA transactions have the general effect of causing the Funds to post collateral in connection such transactions. Such collateralization of TBA transactions could increase cost to Funds or impose additional operational complexity.

MANAGEMENT

The Board consists of six individuals (each a “Trustee” or a “Board member,” and collectively, the “Trustees”), five of whom are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”). The Board oversees the actions of the Funds’ Advisor and other service providers and decides upon matters of general policy. The Board also reviews the actions of the Trust’s officers, who conduct and supervise the daily business operations of the Funds.

Board and Committee Structure. The role of the Board, the Board’s Committees, and the individual Board members is one of general oversight of the Funds, including oversight of the duties performed by the Advisor under the Investment Advisory Agreement for each Fund. The Board generally meets in regularly scheduled meetings four times a year, and may meet more often as required.

The Board has two standing Committees, the Audit Committee and the Nominating and Governance Committee, and has delegated certain responsibilities to those Committees.

Each Independent Trustee is a member of the Audit Committee. The principal responsibilities of the Audit Committee are to: (i) approve, and recommend to the Board, the appointment, retention or termination of the Funds’ independent registered public accounting firm; (ii) review with the independent registered public accounting firm the scope, performance and anticipated cost of their audits; (iii) discuss with the independent registered public accounting firm certain matters relating to the Funds’ financial statements, including any adjustment to such financial statements recommended by the independent registered public accounting firm, or any other results of any audit; (iv) request and review the independent registered public accounting firm’s annual representations with respect to their independence, and discuss with the independent registered public accounting firm any relationships or services disclosed in the statement that may impact the independence of the Funds’ independent registered public accounting firm; and (v) consider the comments of the independent registered public accounting firm and management’s responses thereto with respect to the quality and adequacy of the Funds’ accounting and financial reporting policies and practices and internal controls. The Board of Trustees of the Trust has adopted a written charter for the Audit Committee. The Audit Committee held four meetings during the Trust’s fiscal year ended June 30, 2026.

Each Independent Trustee is also a member of the Nominating and Governance Committee. This Committee reviews and nominates candidates to serve as Trustees. The Nominating and Governance Committee will consider shareholder proposals for candidates to serve as Trustees. Any such proposals should be sent to the Trust in care of the Nominating and Governance Committee chairperson. The final recommendation of a prospective Independent Trustee rests solely with the Nominating and Governance Committee. This Committee held one meeting during the Trust’s fiscal year ended June 30, 2026. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties.

The Board is chaired by an Independent Trustee. The Board believes that its leadership structure, including an independent Chairman and Board Committees, is appropriate based on the size of the Board, the assets and number of Funds overseen by the Board members, as well as the nature of the Funds’ business.

Biographical Information. Certain biographical and other information relating to the Trustees of the Trust is set forth below, including their years of birth, their principal occupations for at least the last five years, their terms of office and the length of time served as a Trustee, the total number of portfolios overseen by the Trustee that are advised by the Advisor and public directorships and fund directorships held by the Trustee during the past five years.

Independent Trustees

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Randall H. Breitenbach (born 1960)	Trustee Chairman	Since 2001 Since 2018
Founder, Chief Executive Officer and Chairman of Bridge Energy LLC (2017 – present); Chairman Emeritus of Stanford University PIC Endowment (1999 – present); Formerly, Founder, Chief Executive Officer and Chairman of Pacific Coast Energy Company, LP (1988 – 2019); Founder, Chief Executive Officer and Chairman of BreitBurn Energy Company (1988 – 2012).
				Twelve	BreitBurn Energy Partners, L.P.; Pacific Coast Energy Company, LP
Alejandra C. Edwards, Ph.D. (born 1954)	Trustee(a)	Since 2007
Member Board of Directors Universidad Andres Bello Chile (2023 – present); Member Board of Directors Frontal Trust (Real Estate Investment Managers) (2023 – 2024); President of Chilean Association of Pension Fund Administrators (2021 – 2023); Member of Queens Care’s Investment Committee (2017 – present); Formerly, California State University – Long Beach: Professor of Economics (1994 – 2015).
				Twelve	None
Marcy Elkind, Ph.D. (born 1947)	Trustee Vice Chair	Since 2005 Since 2018	President, Elkind Economics, Inc. (1980 – present).	Twelve	None
Robert Fitzgerald (born 1952)	Trustee(b)	Since 2005	Retired. Formerly, Chief Financial Officer of National Retirement Partners, Inc. (2005 – 2007); Executive Vice President and Chief Financial Officer of PIMCO Advisors L.P. (1995 – 2001).	Twelve	None
H. Thomas Hicks (born 1950)	Trustee(c)	Since 2017	Retired. Formerly, Chief Financial Officer, URS Corporation (2005 – 2015).	Twelve	None

*Each Independent Trustee serves until his or her successor is elected and qualified or until his or her death or resignation or removal as provided in the Trust’s Agreement and Declaration of Trust.
(a)Chair of the Nominating and Governance Committee.
(b)Chair of the Audit Committee.
(c)Vice Chair of the Audit Committee.

Interested Trustee

Name and Year of Birth	Position Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

George H. Davis, Jr.* (born 1961)	Trustee	Since 2007	Executive Chairman (since 2021) and Portfolio Manager (since 2001) of the Advisor, formerly Chief Executive Officer of the Advisor (2001 – 2021).	Twelve	None

*Mr. Davis is considered an “interested person,” as defined in the 1940 Act, of the Trust based on his positions with the Advisor.
**As Trustee, Mr. Davis serves until his successor is elected and qualified or until his death or resignation or removal as provided in the Trust’s Agreement and Declaration of Trust.

Certain biographical and other information relating to the officers of the Trust is set forth below, including their years of birth, their principal occupations for at least the last five years and the length of time served as an officer of the Trust.

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Anna Marie Lopez (born 1967)	President	Since 2007	Chief Operating Officer of the Advisor (2007 – present).

Mark McMahon (born 1968)	Vice President and Secretary	Since 2006	Managing Director, Mutual Fund Operations of the Advisor (2006 – present).

James Menvielle (born 1972)	Vice President and Treasurer	Since 2007	Chief Financial Officer of the Advisor (2006 – present).

Adam Shoffner (born 1979)	Chief Compliance Officer and Anti- Money Laundering Compliance Officer	Since 2024
Director and Fund Compliance Officer of ACA Group (2026 - present), Senior Principal Consultant and Fund Compliance Officer of ACA Group (f/k/a Foreside Financial Group) (2020 – 2026); Compliance Consultant of Duff & Phelps (2018 – 2020)

*Each officer is appointed by and serves at the pleasure of the Board of Trustees of the Trust.

The address for all Trustees and officers of the Trust, except Adam Shoffner, is c/o Hotchkis & Wiley Capital Management, LLC, 601 South Figueroa Street, 39th Floor, Los Angeles, CA 90017, attention: Trust Secretary. The address for Adam Shoffner is c/o ACA Group, 190 Middle Street, Suite 301, Portland, ME 04101. Mr. Shoffner is an employee of ACA Group, an affiliate of the Distributor.

Risk Oversight. The day-to-day operations of the Funds, including the management of risk, are performed by third party service providers, such as the Advisor, Distributor and Administrator. The Board is responsible for overseeing the Trust’s service providers and thus has general oversight responsibilities with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Trust and its service providers employ a variety of processes, procedures and controls to identify certain of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

The Board, directly and through its Committees, receives and reviews information from the Advisor, other service providers, the Trust’s independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its general oversight responsibilities. This information includes, but is not limited to, reports regarding the Funds’ investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, a Fund’s investment objective, policies and restrictions, and reviews any areas of material non-compliance with the Funds’ investment policies and restrictions. The Audit Committee has general oversight responsibility for the Trust’s accounting policies, financial reporting and internal control system. The Board has appointed a Chief Compliance Officer (“CCO”) who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. As part of its general compliance oversight, the Board reviews the annual compliance report issued by the Trust’s CCO on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, the Advisor or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals. As a result of the foregoing and other factors, the Board’s ability to manage risk is subject to substantial limitations.

Experience, Qualifications and Attributes. As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and experience of trustee candidates and the candidates’ expected contributions to the Board. As of the date of this SAI, the Board has concluded, based on each Board members’ experience, qualifications and attributes, that each Board member should serve as a Trustee. The following is a brief summary of the information, in addition to the Board members’ combined contribution to the Board, that led to this conclusion. The summaries set forth below as to the qualifications, attributes and skills of the Board members are furnished in response to disclosure requirements imposed by the SEC, do not constitute any representation or guarantee that the Board or any Trustee has any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care applicable to, any such person or the Board as a whole than otherwise would be the case.

Randall H. Breitenbach has served as a Board member of the Trust since its inception in 2001 and has served as Chairman of the Board since 2018. He formerly served as Chair of the Nominating and Governance Committee and Audit Committee. Mr. Breitenbach is Founder, Chairman and CEO of Bridge Energy Holdings LLC (2017–present). He founded and served as Chief Executive Officer and Chairman of Pacific Coast Energy Company until 2019. Mr. Breitenbach co-founded BreitBurn Energy Partners, L.P. and served as Chief Executive Officer and Chairman until 2012. He also serves as Chairman Emeritus of the Stanford University PIC Endowment. He received a B.S. and M.S. degree in petroleum engineering from Stanford University and an M.B.A. from Harvard Business School.

George H. Davis, Jr. has served as a Board member of the Trust since 2007. Mr. Davis serves as Executive Chairman and portfolio manager of the Advisor. Mr. Davis formerly served as Chief Executive Officer of the Advisor, and prior thereto a portfolio manager for Hotchkis & Wiley as a division of Merrill Lynch Asset Management, L.P. He received a B.A. in History and Economics and an M.B.A. from Stanford University.

Alejandra C. Edwards has served as a Board member of the Trust since 2007 and Chair of the Nominating and Governance Committee since 2018. Ms. Edwards is Professor Emerita from California State University Long Beach since 2015, where she served as Professor of Economics from 1994 until 2015. She also served as President of the Chilean Association of Pension Fund Administrators from 2021 until 2023, and she is a member of Queens Care's Investment Committee since 2017. She continues to work as a Professional Economist on labor market reform, social security reform, gender issues, old age and poverty, and labor market performance in emerging and transition economies. From 1993 through 1996, she served as a senior economist for The World Bank. She received a Bachelors Degree in economics from the Universidad Catolica de Chile, and an M.A. and Ph.D. in economics from the University of Chicago.

Marcy Elkind has served as a Board member of the Trust since 2005 and as Vice Chair of the Board since 2018. Ms. Elkind is an economist and is president of Elkind Economics, Inc. She has advised U.S. and foreign governments and non-governmental organizations regarding pension reform. She currently conducts asset management forums on emerging markets investing for U.S. institutional investors and investment management firms. Ms. Elkind received an A.B. with highest honors in economics from the University of California, Berkeley, and a Ph.D. in economics from Stanford University.

Robert Fitzgerald has served as a Board member of the Trust since 2005. He has served as Chair of the Audit Committee since 2005. Mr. Fitzgerald formerly was chief financial officer of National Retirement Partners, Inc. and served as executive vice president and chief financial officer of PIMCO Advisors L.P. Prior to that he had also served as an audit partner in the financial services group of PricewaterhouseCoopers LLP. He also served on another investment company board overseeing eight portfolios, including international and global funds from 2008 until 2024. Mr. Fitzgerald received his B.B.A. in Accounting from Niagara University and is also a graduate of the Pacific Coast Banking School at the University of Washington.

H. Thomas Hicks has served as a Board member of the Trust since 2017 and as Vice Chair of the Audit Committee since 2018. Mr. Hicks was formerly the Chief Financial Officer of URS Corporation from 2005–2015. Previously, Mr. Hicks served as a Managing Director with Merrill Lynch Investment Banking. Prior to joining Merrill Lynch, he held high-level finance positions at Litton Industries and Science Applications International Corporation. Mr. Hicks was formerly a member of the Board of St. John’s Health Center Foundation from 2014 until 2022. He holds a bachelor’s degree in commerce from the University of Virginia.

Share Ownership. Information relating to each Board member’s share ownership in the Trust as of December 31, 2025 is set forth in the following chart.

Name	Aggregate Dollar Range of Shares in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee:
George H. Davis, Jr.
Large Cap Disciplined Value Fund – Over $100,000
Large Cap Fundamental Value Fund – Over $100,000
Mid-Cap Value Fund – Over $100,000
Small Cap Value Fund – Over $100,000
Small Cap Diversified Value Fund – None
Global Value Fund – Over $100,000
International Value Fund – Over $100,000
International Small Cap Diversified Value Fund – Over $100,000
Opportunities Fund – Over $100,000
High Yield Fund – None
SMID Cap Diversified Value Fund – Over $100,000
Over $100,000
Independent Trustees:
Randall H. Breitenbach
Large Cap Disciplined Value Fund – None
Large Cap Fundamental Value Fund – None
Mid-Cap Value Fund – None
Small Cap Value Fund – None
Small Cap Diversified Value Fund – None
Global Value Fund – None
International Value Fund – None
International Small Cap Diversified Value Fund – None
Opportunities Fund – Over $100,000
High Yield Fund – None
SMID Cap Diversified Value Fund – None
Over $100,000

Alejandra C. Edwards, Ph.D.
Large Cap Disciplined Value Fund – Over $100,000
Large Cap Fundamental Value Fund – None
Mid-Cap Value Fund – None
Small Cap Value Fund – None
Small Cap Diversified Value Fund – None
Global Value Fund – $50,001 - $100,000
International Value Fund – None
International Small Cap Diversified Value Fund – $50,001 - $100,000
Opportunities Fund – None
High Yield Fund – Over $100,000
SMID Cap Diversified Value Fund – None
Over $100,000

Name	Aggregate Dollar Range of Shares in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Marcy Elkind, Ph.D.
Large Cap Disciplined Value Fund – Over $100,000
Large Cap Fundamental Value Fund – None
Mid-Cap Value Fund – None
Small Cap Value Fund – None
Small Cap Diversified Value Fund – None
Global Value Fund – None
International Value Fund – None
International Small Cap Diversified Fund – None
Opportunities Fund – $50,001 - $100,000
High Yield Fund – None
SMID Cap Diversified Value Fund – None
Over $100,000

Robert Fitzgerald
Large Cap Disciplined Value Fund – None
Large Cap Fundamental Value Fund – $10,001-$50,000
Mid-Cap Value Fund – None
Small Cap Value Fund – None
Small Cap Diversified Value Fund – $10,001-$50,000
Global Value Fund – $10,001-$50,000
International Value Fund – None
International Small Cap Diversified Value Fund – None
Opportunities Fund – $10,001-$50,000
High Yield Fund – None
SMID Cap Diversified Value Fund – None
Over $100,000

H. Thomas Hicks
Large Cap Disciplined Value Fund – None
Large Cap Fundamental Value Fund – None
Mid-Cap Value Fund – None
Small Cap Value Fund – None
Small Cap Diversified Value Fund – None
Global Value Fund – None
International Value Fund – None
International Small Cap Diversified Value Fund – None
Opportunities Fund – None
High Yield Fund – None
SMID Cap Diversified Value Fund – None
None

Compensation of Trustees

The Trust does not pay salaries to any of its officers, except the Chief Compliance Officer, or fees to its Trustee who is affiliated with the Advisor. The Trust pays to each Independent Trustee, for service to the Trust, a $75,000 annual retainer, which is paid in quarterly installments. Effective January 1, 2026, the Board Chair, the Audit Committee Chair and the Nominating and Governance Committee Chair receive additional annual compensation of $34,000, $29,000 and $8,000, respectively, and the Board Vice Chair and Audit Committee Vice Chair receive additional annual compensation of $8,000. Prior to January 1, 2026, the Board Chair, the Audit Committee Chair and the Nominating and Governance Committee Chair received additional annual compensation of $32,000, $27,000 and $7,500, respectively, and the Board Vice Chair and Audit Committee Vice Chair received additional annual compensation of $7,500. The Trust reimburses each Independent Trustee for his or her out-of-pocket expenses relating to attendance at Board and Committee meetings.

The following table sets forth the compensation earned by the Independent Trustees for the fiscal year ended June 30, 2026.

Name	Position Held with the Trust	Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expense	Estimated Annual Benefits upon Retirement	Aggregate Compensation from Trust and Other Advisor Advised Funds*
Randall H. Breitenbach	Trustee	$108,000	None	None	$108,000
Alejandra C. Edwards, Ph.D.	Trustee	$82,750	None	None	$82,750
Marcy Elkind, Ph.D.	Trustee	$82,750	None	None	$82,750
Robert Fitzgerald	Trustee	$103,000	None	None	$103,000
H. Thomas Hicks	Trustee	$82,750	None	None	$82,750
*For the fiscal year ended June 30, 2026, Trustees fees totaled $459,250.

Investment Advisory Agreements

Hotchkis & Wiley Capital Management, LLC (previously defined as the “Advisor”) provides the Funds with management and investment advisory services and is located at 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5704. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of the Advisor, and Stephens - H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor supervises and arranges the purchase and sale of securities held in the Funds’ portfolios and manages the Funds. The Advisor also manages other investment company portfolios and separate investment advisory accounts.

As compensation for its services, the Advisor receives a fee, computed daily and payable monthly, as follows:

Large Cap Disciplined Value Fund:
First $250 million in assets     0.70% of average daily net assets
Next $250 million in assets     0.60% of average daily net assets
Over $500 million in assets    0.50% of average daily net assets.

Large Cap Fundamental Value Fund:
First $500 million in assets     0.70% of average daily net assets
Next $500 million in assets     0.60% of average daily net assets
Over $1 billion in assets        0.55% of average daily net assets.

Mid-Cap Value Fund:
First $5 billion in assets        0.75% of average daily net assets
Next $5 billion in assets        0.65% of average daily net assets
Over $10 billion in assets    0.60% of average daily net assets.

Small Cap Value Fund:
0.75% of average daily net assets.

Small Cap Diversified Value Fund:
0.65% of average daily net assets.

Global Value Fund:
0.55% of average daily net assets.

International Value Fund:
0.55% of average daily net assets.

International Small Cap Diversified Value Fund:
0.70% of average daily net assets.

Opportunities Fund:
0.75% of average daily net assets.

High Yield Fund:
0.55% of average daily net assets.

SMID Cap Diversified Value Fund
Unitary fee of 0.55% of the Fund’s average daily net assets.

The Advisor agreed to annual caps on expenses for the fiscal years ended June 30, 2025, 2024, and 2023. The Advisor has contractually agreed to waive its fees and/or reimburse operating expenses (excluding sales loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, if any, expenses incurred in connection with any merger or reorganization and extraordinary expenses) in excess of the annual rates presented below as applied to each Fund’s average daily net assets through August 29, 2026. The agreement may be terminated only with the consent of the Funds’ Board.

	Large Cap Disciplined Value Fund	Large Cap Fundamental Value Fund	Mid-Cap Value Fund	Small Cap Value Fund*	Small Cap Diversified Value Fund	Global Value Fund***	International Value Fund****	International Small Cap Diversified Value Fund*****	Opportunities Fund	High Yield Fund
Annual cap on expenses – Class I	0.80%	0.95%	1.05%	0.97%	0.80%	0.70%	0.70%	0.89%	1.15%	0.70%
Annual cap on expenses – Class A	1.05%	1.20%	1.30%	1.22%	1.05%	0.95%	0.95%	1.14%	1.40%	0.95%
Annual cap on expenses – Class C**	N/A	N/A	N/A	1.97%	N/A	N/A	N/A	N/A	2.15%	N/A
Annual cap on expenses – Class Z	0.80%	0.95%	1.05%	0.97%	0.80%	0.70%	0.70%	0.89%	1.15%	0.60%
*Prior to December 31, 2022, the Small Cap Value Fund’s annual cap on expenses were 1.15% for Class I, 1.40% for Class A, 2.15% for Class C, and 1.15% for Class Z.
**Class C shares of the Large Cap Disciplined Value Fund, Large Cap Fundamental Value Fund, Mid-Cap Value Fund and High Yield Fund were converted into Class A shares, effective May 31, 2024.
***Prior to August 29, 2025, the Global Value Fund's annual cap on expenses were 0.95% for Class I, 1.20% for Class A and 0.95% for Class Z.
****Prior to August 29, 2025, the International Value Fund's annual cap on expenses were 0.95% for Class I, 1.20% for Class A and 0.95% for Class Z.
*****Prior to August 29, 2025, the International Small Cap Diversified Value Fund's annual cap on expenses were 0.99% for Class I, 1.24% for Class A and 0.99% for Class Z.

For the periods indicated, the Advisor earned and waived fees (and reimbursed expenses) as provided in the table below.

Fiscal Year Ended	Investment Advisory Fees Earned	Fees Waived (or Expenses Reimbursed)	Net Fees Paid
Large Cap Disciplined Value Fund
Fiscal Year Ended June 30, 2026	$565,441	($154,631)	$410,810
Fiscal Year Ended June 30, 2025	$669,465	($202,601)	$466,864
Fiscal Year Ended June 30, 2024	$702,426	($202,976)	$499,450

Fiscal Year Ended	Investment Advisory Fees Earned	Fees Waived (or Expenses Reimbursed)	Net Fees Paid
Large Cap Fundamental Value Fund
Fiscal Year Ended June 30, 2026	$2,550,456	($25,679)	$2,524,777
Fiscal Year Ended June 30, 2025	$2,655,820	($63,002)	$2,592,818
Fiscal Year Ended June 30, 2024	$2,584,729	($77,564)	$2,507,165
Mid-Cap Value Fund
Fiscal Year Ended June 30, 2026	$2,909,102	$0	$2,909,102
Fiscal Year Ended June 30, 2025	$3,090,577	$0	$3,090,577
Fiscal Year Ended June 30, 2024	$3,497,573	$0	$3,497,573
Small Cap Value Fund
Fiscal Year Ended June 30, 2026	$5,425,511	($475,795)	$4,949,716
Fiscal Year Ended June 30, 2025	$5,979,435	($489,059)	$5,490,376
Fiscal Year Ended June 30, 2024	$5,692,047	($544,201)	$5,147,846
Small Cap Diversified Value Fund
Fiscal Year Ended June 30, 2026	$5,386,447	($351,926)	$5,034,521
Fiscal Year Ended June 30, 2025	$5,322,032	($387,375)	$4,934,657
Fiscal Year Ended June 30, 2024	$4,927,099	($387,653)	$4,539,446
Global Value Fund
Fiscal Year Ended June 30, 2026	$226,557	($109,056)	$117,501
Fiscal Year Ended June 30, 2025	$283,590	($118,403)	$165,187
Fiscal Year Ended June 30, 2024	$260,714	($103,426)	$157,288
International Value Fund
Fiscal Year Ended June 30, 2026	$27,344	($27,344)	$0
Fiscal Year Ended June 30, 2025	$30,756	($30,756)	$0
Fiscal Year Ended June 30, 2024	$28,054	($28,054)	$0
International Small Cap Diversified Value Fund
Fiscal Year Ended June 30, 2026	$36,625	($36,625)	$0
Fiscal Year Ended June 30, 2025	$46,231	($46,231)	$0
Fiscal Year Ended June 30, 2024	$57,131	($57,131)	$0
Opportunities Fund
Fiscal Year Ended June 30, 2026	$6,033,987	$0	$6,033,987
Fiscal Year Ended June 30, 2025	$5,074,719	$0	$5,074,719
Fiscal Year Ended June 30, 2024	$4,501,560	$0	$4,501,560
High Yield Fund
Fiscal Year Ended June 30, 2026	$4,231,766	($483,994)	$3,747,772
Fiscal Year Ended June 30, 2025	$4,822,510	($632,564)	$4,189,946
Fiscal Year Ended June 30, 2024	$5,076,419	($625,010)	$4,451,409
SMID Cap Diversified Value Fund
Fiscal Year Ended June 30, 2026	$13,087	$0	$13,087
Fiscal Period Ended June 30, 2025	$2,319	$0	$2,319

The Advisor serves as investment adviser to each Fund pursuant to separate investment advisory agreements (the “Advisory Agreements”) with the Trust. Each of the Advisory Agreements provides that the Advisor shall not be liable to the Trust for any error of judgment by the Advisor or for any loss sustained by any of the Funds except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Unless earlier terminated as described below, each Advisory Agreement will continue in effect for two years from the effective date and will remain in effect from year to year thereafter if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the applicable Fund and (b) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party. Each Advisory Agreement is not assignable and will automatically terminate in the event of its assignment. In addition, such contract may be terminated by the vote of a majority of the outstanding voting securities of the applicable Fund or by the Advisor without penalty on 60 days’ written notice to the other party.

Portfolio Managers

Each Fund is managed by the investment team of the Advisor (“Investment Team”), including portfolio managers. The Investment Team also has responsibility for the day-to-day management of accounts other than the Funds. The Advisor has identified the portfolio managers with the most significant responsibility for each Fund’s portfolio. The list does not include all members of the investment team. The following table provides information about funds and accounts, other than the Funds, for which each Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of June 30, 2026.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Doug Campbell George H. Davis, Jr. Hunter Doble, CFA David Green CFA Stan Majcher, CFA Scott McBride, CFA Daniel McKenzie, CFA James Miles Judd Peters, CFA Scott Rosenthal Ryan Thomes, CFA	16 $21.6 billion	16 $4.1 billion	50 $6.6 billion	2 $17.4 billion	2 $356 million	3 $727 million
Mark Hudoff Ray Kennedy, CFA Richard Mak, CFA Daniel McKenzie, CFA Patrick Meegan, CFA	0 $0	2 $449 million	8 $831 billion	0 $0	0 $0	0 $0

Conflicts of Interest. From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other hand. For example, the Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. The Advisor may be restricted from purchasing more than a limited percentage of the outstanding shares of a company or otherwise restricted from trading in a company’s securities due to other regulatory limitations. If a company is a viable investment for more than one investment strategy, the Advisor has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably. Additionally, potential and actual conflicts of interest may also arise as a result of the Advisor’s other business activities and the Advisor’s possession of material non-public information about an issuer.

Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay the Advisor performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for the Advisor to favor such accounts in making investment decisions and allocations, the Advisor has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

Since accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy.

The Investment Team, including portfolio managers, is compensated in various forms, which may include one or more of the following: (i) a base salary, (ii) bonus, (iii) profit sharing and (iv) equity ownership. Compensation is used to reward, attract and retain high quality investment professionals.

The Investment Team is evaluated and accountable at three levels. The first level is individual contribution to the research and decision-making process, including the quality and quantity of work achieved. The second level is teamwork, generally evaluated through contribution within sector teams. The third level pertains to overall portfolio and firm performance.

Fixed salaries and discretionary bonuses for investment professionals are determined by the Chief Executive Officer of the Advisor using tools which may include annual evaluations, compensation surveys, feedback from other employees and advice from members of the firm’s Executive and Compensation Committees. The amount of the bonus is determined by the total amount of the firm’s bonus pool available for the year, which is generally a function of revenues. No investment professional receives a bonus that is a pre-determined percentage of revenues or net income. Compensation is thus subjective rather than formulaic.

The portfolio managers of the Funds own equity in the Advisor. The Advisor believes that the employee ownership structure of the firm will be a significant factor in ensuring a motivated and stable employee base going forward. The Advisor believes that the combination of competitive compensation levels and equity ownership provides the Advisor with a demonstrable advantage in the retention and motivation of employees. Portfolio managers who own equity in the Advisor receive their pro rata share of the Advisor’s profits. Investment professionals may also receive contributions under the Advisor’s profit sharing/401(k) plan.

Finally, the Advisor maintains a bank of unallocated equity to be used for those individuals whose contributions to the firm grow over time. If any owner should retire or leave the firm, the Advisor has the right to repurchase their ownership thereby increasing the equity bank. This should provide for smooth succession through the gradual rotation of the firm’s ownership from one generation to the next.

The Advisor believes that its compensation structure/levels are more attractive than the industry norm, which is illustrated by the firm’s lower-than-industry-norm investment personnel turnover.

Each portfolio manager beneficially owned shares of one or more Funds as of the end of each Fund’s most recent fiscal year. A portfolio manager’s beneficial ownership of a Fund is defined as the portfolio manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement and relationship or otherwise. Therefore, ownership of Fund shares by members of the portfolio manager’s immediate family or by a trust of which the portfolio manager is a trustee could be considered ownership by the portfolio manager. The reporting of Fund share ownership in this SAI shall not be construed as an admission that the portfolio manager has any direct or indirect beneficial ownership in the Fund listed. The table below sets forth each portfolio manager’s beneficial ownership of the Fund(s) under that portfolio manager’s management as of June 30, 2026 using the following ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

Fund Name	Name of Portfolio Manager	Dollar Range of Shares Owned
Large Cap Disciplined Value Fund	Doug Campbell George H. Davis, Jr. Scott McBride, CFA	$100,001 - $500,000 Over $1,000,000 $500,001 - $1,000,000
Large Cap Fundamental Value Fund	Doug Campbell George H. Davis, Jr. Scott McBride, CFA	$100,001 - $500,000 Over $1,000,000 $500,001 - $1,000,000
Mid-Cap Value Fund	George H. Davis, Jr. Hunter Doble, CFA Stan Majcher, CFA	Over $1,000,000 Over $1,000,000 Over $1,000,000
Small Cap Value Fund	David Green, CFA James Miles Daniel McKenzie, CFA	Over $1,000,000 Over $1,000,000 None
Small Cap Diversified Value Fund	Judd Peters, CFA Ryan Thomes, CFA	$100,001 - $500,000 $500,001-$1,000,000
Global Value Fund	Scott McBride, CFA Scott Rosenthal	Over $1,000,000 None

Fund Name	Name of Portfolio Manager	Dollar Range of Shares Owned
International Value Fund	Hunter Doble, CFA David Green, CFA Scott Rosenthal	$100,001 - $500,000 $100,001 - $500,000 None
International Small Cap Diversified Value Fund	Judd Peters, CFA Ryan Thomas, CFA	$100,001 - $500,000 $100,001 - $500,000
Opportunities Fund	George H. Davis, Jr. David Green, CFA	Over $1,000,000 Over $1,000,000
High Yield Fund	Mark Hudoff Ray Kennedy, CFA Patrick Meegan Richard Mak, CFA Daniel McKenzie, CFA	$100,001 - $500,000 Over $1,000,000 None $100,001 - $500,000 $500,001 - $1,000,000
SMID Cap Diversified Value Fund	Judd Peters, CFA Ryan Thomes, CFA	None None

Principal Underwriter and Administrator

Quasar Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group), 190 Middle Street, Suite 301, Portland, Maine 04101, a Delaware limited liability company, is the principal underwriter and distributor for the shares of the Funds (“Quasar” or the “Distributor”). Quasar is a registered broker-dealer and member of FINRA.

The Funds’ shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the distribution agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described in the section titled, “Purchases of Shares.”

The SMID Cap Diversified Value Fund shares are offered to the public on a continuous basis only in Creation Units. The Distributor will not distribute Fund Shares in amounts less than a Creation Unit and does not maintain a secondary market in Fund Shares. The Distributor, as the principal underwriter of the shares, has certain obligations under the distribution agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described in the section titled, “Purchases of Shares.”

Under the Distribution Agreement, the Distributor, as agent for the Trust, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers also may be Authorized Participants (as discussed in the section entitled “Creation and Redemption of Creation Units”) or DTC participants (as defined below).

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator” or “Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator for each Fund.

For the fiscal years ended June 30, 2026, 2025, and 2024, the total administration fees paid by the Funds to Fund Services are provided in the table below.

	2026	2025	2024
Large Cap Disciplined Value Fund	$42,243	$47,998	$46,190
Large Cap Fundamental Value Fund	$129,876	$135,342	$129,999
Mid-Cap Value Fund	$128,955	$148,582	$159,805
Small Cap Value Fund	$229,668	$271,404	$251,220
Small Cap Diversified Value Fund	$252,012	$288,337	$254,711
Global Value Fund	$40,323	$46,186	$40,232
International Value Fund	$42,469	$42,140	$40,294
International Small Cap Diversified Value Fund	$50,322	$47,593	$46,972
Opportunities Fund	$254,164	$227,576	$201,100
High Yield Fund	$251,903	$294,080	$303,466
SMID Cap Diversified Value Fund	$0	$0	N/A

Code of Ethics

The Board of Trustees of the Trust has approved a Code of Ethics under Rule 17j-1 under the 1940 Act that covers the Trust and the Advisor (the “Code of Ethics”). The Code of Ethics permits subject personnel to invest in securities, including securities that may be purchased or held by a Fund, subject to certain restrictions. The protective provisions of the Code of Ethics prohibit certain investments and limit these personnel from making investments during periods when a Fund is making such investments. The Code of Ethics is on public file with, and is available from, the Commission. The Board of Trustees has also approved a separate Code of Ethics for the Principal Executive Officer and Principal Financial Officer related to the Funds’ financial reporting.

Proxy Voting Policy

Generally, the Advisor will vote (by proxy or otherwise) in all matters for which a shareholder vote is solicited by, or with respect to, issuers of securities beneficially held in the Funds’ accounts in such manner as the Advisor deems appropriate in accordance with its written policies and procedures. The Advisor may affirmatively decide that voting on certain matters may not be in a Fund’s best interest. These policies and procedures set forth guidelines for voting typical proxy proposals. However, each proxy issue will be considered individually in order that the Advisor may consider what would be in a Fund’s best interest. Further, where a proxy proposal raises a material conflict of interest between the interests of the Advisor and a Fund, a member of the Advisor’s Proxy Oversight Committee will review the vote to determine that the decision was consistent with established guidelines and not prompted by any conflict of interest. See Appendix A for the Advisor’s Proxy Voting Policies and Procedures.

Non-U.S. proxies (and particularly those in emerging markets) may involve a number of challenges that restrict or prevent the Advisor’s ability to vote proxies. As a result, the Fund’s non-U.S. proxies will be voted on a best-efforts basis.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available no later than August 31 of each year without charge (i) by calling 1-866-HW-FUNDS (1-866-493-8637), and (ii) on the Commission’s website at http://www.sec.gov.

Portfolio Transactions and Brokerage

Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. In the case of securities traded in the over-the-counter markets, the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other investors to receive brokerage and research services (as defined in the Securities Exchange Act of

1934, as amended, and the rules promulgated thereunder (the “1934 Act”)) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Advisor may receive brokerage and research services and other similar services from many broker-dealers with which the Advisor places the Funds’ portfolio transactions. These services may include such matters as trade execution services, general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, trade magazines, company financial data, market data, pricing services, quotation services, and news services utilized by the Advisor’s investment professionals. Where the services referred to above are not used exclusively by the Advisor for brokerage or research purposes, the Advisor, based upon allocations of expected use, would bear that portion of the cost of these services which directly relates to their non-brokerage or non-research use. Some of these services may be of value to the Advisor in advising a variety of its clients (including the Funds), although not all of these services would necessarily be useful and of value in managing the Funds or any particular Fund. The management fee paid by each Fund is not reduced because the Advisor may receive these services even though the Advisor might otherwise be required to purchase some of these services for cash.

The Advisor places orders for the purchase and sale of portfolio investments for the Funds and buys and sells investments for the Funds through a substantial number of brokers and dealers. In so doing, the Advisor uses its best efforts to obtain for the Funds the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Advisor, having in mind each Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Foreign currency transactions for the Fund are generally executed in two different manners. As a general matter, foreign currency transactions are executed by the Fund’s custodian pursuant to standing instructions. These transactions are executed automatically by the custodian at its discretion or on its schedule following receipt of securities trade or other data from the Advisor, an executing broker, custodial affiliate, or another party. The terms (such as timing, pricing, fees/spreads, reporting, etc.) under which the custodian performs these standing instruction foreign currency transactions are as agreed to between the Fund and the custodian. Transactions in restricted currencies, i.e., currencies that do not trade on global foreign currency markets, as well as foreign currency transactions needed to repatriate dividends and income, interest, and other cash proceeds accumulated as a result of ownership of foreign ordinary shares and held in foreign custodial accounts, are executed by custodians pursuant to standing instructions. Foreign currency rates charged by the custodian for these transactions are often higher than the lowest available rates and custodians’ foreign currency transactions may or may not be competitive or transparent. Alternatively, the Advisor may execute trades with third-party brokers particularly when settling trades in foreign securities.

As permitted by Section 28(e) of the 1934 Act, and by each Investment Advisory Agreement, the Advisor may cause a Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to the Advisor an amount of disclosed commission for effecting securities transactions for such Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. The provision of research and brokerage products and services is often referred to as “soft dollar arrangements.” The Advisor’s authority to cause the Funds to pay any such greater commissions is also subject to such policies as the Board may adopt from time to time.

For transactions in fixed income and convertible securities, the provision of brokerage and research services is not typically considered, although the Advisor may receive research or research-related credits from broker-dealers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund. Since the securities in which certain Funds invest consist primarily of fixed income securities, which are generally not subject to stated brokerage commissions, as described above, their investments in securities subject to stated commissions generally constitute a small percentage of the aggregate dollar amount of their transactions. Accordingly, Funds or other clients of the Advisor which invest primarily in fixed income securities will generate less brokerage commissions to pay for research services which may result in a less proportionate amount of commissions paid for research services than equity accounts.

The Advisor also may participate in client commission arrangements, commission sharing arrangements and step-out transactions to receive eligible research and brokerage products and services. In “client commission arrangements” or

“commission sharing arrangements,” the Advisor may effect transactions, subject to best execution, through a broker and request that the broker allocate a portion of the commission or commission credits to a segregated “research pool(s)” maintained by the broker. The Advisor may then direct such broker to pay for various products and services that are eligible under the safe harbor of Section 28(e). Participating in client commission arrangements or commission sharing arrangements may enable the Advisor to (1) strengthen its key brokerage relationships; (2) consolidate payments for research and brokerage products and services; and (3) continue to receive a variety of high quality research and brokerage products and services while facilitating best execution in the trading process.

In a step-out transaction, the Advisor directs a trade to a broker with instructions that the broker execute the transaction, but “step-out” all or a portion of the transaction or commission in favor of another broker that provides eligible research and brokerage products or services. The second broker may clear and/or settle the transaction and receive commissions for the stepped-in portion. The Advisor only enters into step-out transactions if it will not hinder best execution.

In addition to trading with client commission arrangement brokers as discussed above, the Advisor effects trades with full service and introducing brokers, Electronic Communication Networks, Alternative Trading Systems, and other execution services.

From time to time, the Advisor may purchase new issues of securities for clients, including the Funds, in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The Funds anticipate that their brokerage transactions involving securities of issuers domiciled outside of the United States will generally be conducted on the principal stock exchanges of such countries. Brokerage transactions and other transaction costs on foreign stock exchanges generally are higher than in the U.S., although the Funds will attempt to achieve the best net results in effecting their portfolio transactions. There is generally less governmental supervision and regulation of foreign brokers and foreign stock exchanges than in the U.S.

Foreign equity securities may be held by the Trust in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges, or traded in the Over-the-Counter markets in the United States or Europe, as the case may be. ADRs traded in the United States, like other securities traded in the United States, will be subject to negotiated commission rates. The Trust’s ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets.

Because the shares of each Fund are redeemable on a daily basis in U.S. dollars, the Advisor intends to manage the Funds so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on the Funds’ portfolio strategies.

Securities held by a Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Advisor acts as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients of the Advisor when one or more clients of the Advisor are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Funds or other clients or funds for which the Advisor acts as adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Advisor during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Aggregate brokerage commissions paid by each of the Funds for the three most recent fiscal years ended June 30 are shown in the table below.

	2026	2025	2024
Large Cap Disciplined Value Fund	$26,175	$38,370	$33,455
Large Cap Fundamental Value Fund	$142,393	$114,711	$106,356
Mid-Cap Value Fund	$237,138	$193,832	$312,820
Small Cap Value Fund	$452,518	$438,289	$631,638
Small Cap Diversified Value Fund	$846,019	$887,837	$904,439
Global Value Fund	$24,403	$25,832	$30,113
International Value Fund	$2,891	$2,887	$2,444
International Small Cap Diversified Value Fund	$4,065	$9,212	$8,632
Opportunities Fund	$563,297	$611,972	$729,129
High Yield Fund	$1,497	$872	$10,781
SMID Cap Diversified Value Fund	$709	$2	N/A

The value of the Funds’ aggregate holdings of the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act), if any, as of June 30, 2026, were as follows:

Fund	Regular Broker-Dealer	Debt-Equity	Value
Large Cap Disciplined Value Fund	Wells Fargo & Co.	Equity	$1,611,480
Large Cap Disciplined Value Fund	Bank of America Corp.	Equity	$934,472
Large Cap Fundamental Value Fund	Wells Fargo & Co.	Equity	$7,983,024
Large Cap Fundamental Value Fund	Bank of America Corp.	Equity	$4,205,124
SMID Cap Diversified Value Fund	Virtu Financial, Inc.	Equity	$14,237
Global Value Fund	State Street Corp.	Equity	$407,040
Global Value Fund	Citigroup, Inc.	Equity	$405,884
Opportunities Fund	Citigroup, Inc.	Equity	$11,776,234
Opportunities Fund	Wells Fargo & Co.	Equity	$8,164,832
High Yield Fund	Citigroup, Inc.	Fixed Income	$3,844,573

Portfolio Turnover

Portfolio turnover measures the percentage of a fund’s total portfolio market value that was purchased or sold during the period. A fund’s portfolio turnover rate provides an indication of how transaction costs (which are not included in a fund’s expenses) may affect a fund’s performance. Also, funds with a high turnover may be more likely to distribute capital gains that may be taxable to shareholders (including short-term capital gains that are generally taxed for federal income tax purposes as ordinary income when distributed to shareholders).

The Funds’ portfolio turnover rates for the fiscal years ended June 30, 2026 and 2025 are stated below. Portfolio turnover rates could change significantly in response to turbulent market conditions.

	2026	2025
Large Cap Disciplined Value Fund	48%	34%
Large Cap Fundamental Value Fund	61%	40%
Mid-Cap Value Fund	52%	31%
Small Cap Value Fund	53%	41%
Small Cap Diversified Value Fund	60%	60%
Global Value Fund	61%	51%
International Value Fund	30%	35%
International Small Cap Diversified Value Fund	32%	63%
Opportunities Fund	59%	78%
High Yield Fund	53%	41%
SMID Cap Diversified Value Fund	53%	0%

Historically, turnover in the Hotchkis and Wiley Funds has ranged from 20% to 200%. On average, the Advisor typically expects an investment thesis to unfold over a two year period. A two-year holding period would create a 50% portfolio turnover. Factors that increase or decrease portfolio turnover include market conditions, change in the quantity of investment opportunities, purchase and redemption activity, and the change in the risk returns within portfolios.

Disclosure of Portfolio Holdings – Hotchkis & Wiley Mutual Funds

The Trust has adopted, and the Board of Trustees has approved, policies and procedures reasonably designed to ensure that non-public disclosure of the Funds’ portfolio holdings is in the best interests of Fund shareholders, or at least will do no harm to Fund shareholders. No information concerning the Funds’ portfolio holdings may be disclosed except as provided below:

Regulatory Filings

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of a Fund’s portfolio holdings with the SEC on Form N-PORT. The Trust also discloses a complete schedule of each Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth fiscal quarters. The Trust’s Forms N-PORT and Forms N-CSR on behalf of a Fund will be available on the SEC’s website at www.sec.gov. The Trust’s Forms N-PORT and Forms N-CSR are available without charge, upon request, by calling 1-866-HW-FUNDS (1-866-493-8637).

Portfolio Holdings on the Funds’ Website and in Marketing Materials

The Funds’ complete unaudited portfolio holdings as of each month-end will generally be available by the last business day of the following month on the Funds’ website. In certain instances, a Fund’s month-end portfolio holdings may be disclosed earlier than the last business day of the following month to certain third-parties under the following conditions: (i) for legitimate business purposes; (ii) no adverse impact is anticipated to Fund shareholders; and (iii) portfolio holdings are posted on the Funds’ website. Each Fund’s quarter-end top 10 holdings, industry and sector classifications, portfolio characteristics including price-to-book ratio, median market cap, turnover and yield-to-worst of the Funds, generally are available by the eighth to tenth business day after quarter-end on the Funds’ website.

Quarterly commentary for each Fund, which may discuss a Fund’s sectors, industries and individual holdings, generally is available approximately 15 to 18 business days after the end of each calendar quarter. Quarterly fact sheets for each Fund, which may include Top 10 holdings, industry and sector classifications, portfolio characteristics including price-to-book ratio, market cap, turnover and yield-to-worst, generally will be available by the tenth business day after calendar quarter end. Quarterly attribution reports (quarter-to-date and year-to-date), generally will be available by the 12th business day after quarter-end. These reports include top and bottom five contributors to performance, as well as bullets points which may discuss a Fund’s sectors, industries and individual holdings (top 10 holdings).

Information on the Funds’ portfolio holdings and characteristics may be obtained through the Funds’ website or by calling 800-796-5606.

This information will, at a minimum, remain on the Funds’ website until the Funds file a list of their holdings with the Securities and Exchange Commission for the relevant periods.

Disclosure of Holdings to Analytical Companies

The Funds’ portfolio holdings generally are sent to certain analytical companies (Morningstar, Bloomberg, Broadridge, S&P, Vestek, Thomson Financial, etc.) and investment consultants either monthly or quarterly on the next business day after a complete set of holdings is available on the Funds’ website.

Disclosure of Holdings to Service Providers and Other Parties

The Funds’ portfolio holdings are disclosed to service providers on an on-going basis in the performance of their contractual duties. These providers include, but are not limited to, the Funds’ custodian, fund accountant, fund administrator, printing companies, public accounting firm and attorneys. Holdings are disclosed to service providers that perform operational services for all of the accounts managed by the Advisor, including the Funds, which include back office services, portfolio accounting and performance systems services, proxy voting services and analytical and trading systems (such as FactSet, Bloomberg and Charles River). Employees of the Advisor also may have frequent access to portfolio holdings. The frequency of disclosure to these parties varies and may be as frequently as intra-day with no lag.

Various broker/dealer and other parties involved in the trading and settlement process have access to Fund portfolio information when a Fund is buying and selling Fund securities.

Non-public disclosure of the Funds’ portfolio holdings will only be made to service providers and other parties who are under a duty of confidentiality to the Funds, whether by explicit written agreement or by virtue of their duties to the Funds. The Trust and/or the Advisor will make reasonable efforts to obtain written confidentiality agreements and prohibitions on trading based on knowledge of the Funds’ portfolio holdings with the service providers and other parties who receive the Funds’ portfolio holdings information prior to the holdings being made public. Employees of the Advisor are subject to the Trust’s and the Advisor’s Code of Ethics, but the improper use of Fund portfolio holdings by other parties is possible, notwithstanding contractual and confidentiality obligations.

A Fund may provide ad hoc portfolio attribution and characteristics for non-quarter end periods to investment consultants, financial intermediaries, shareholders or others who require such information for legitimate business purposes. Requests for this information can be standing requests or made by calling 800-796-5606. A Fund reserves the right to refuse to fulfill a request if it deems that providing information would be contrary to the best interest of the Fund. Such decisions are made by the President of the Trust or the Trust’s CCO.

Portfolio holdings may be disclosed to governmental and self-regulatory authorities pursuant to applicable laws or regulations, or a judicial, regulatory or other similar demand or request.

Disclosure of Individual Portfolio Holdings

From time to time, employees of the Advisor may express their views orally or in writing on securities held in the Funds with the public, media, current or prospective shareholders of the Funds, investment consultants/advisers and/or rating/ranking firms. The securities may be ones that were purchased or sold since the Funds’ most recent month-end portfolio holdings and may not yet be disclosed on its website. In these situations, the confirmation of whether a stock is held in a Fund and its portfolio weighting as of a specific date must follow the public disclosure procedures as described above.

Disclosure for Shareholder In-Kind Distributions

To the extent a shareholder’s shares are to be redeemed in exchange for its pro rata share of the securities held by a Fund, such shareholder may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to the redemption request, provided that the shareholder agrees in writing to maintain the confidentiality of the portfolio holdings information and not to trade on such information.

Other Clients of the Advisor

Various non-Fund portfolios of other clients of the Advisor may hold securities substantially similar to those held by the Funds, since the Advisor maintains a “target portfolio” for each of its investment strategies which often utilizes similar securities for various client portfolios (including the Funds’) managed with a particular investment strategy. These clients generally have access to current portfolio holding information for their accounts and do not owe the Funds or the Advisor a duty of confidentiality with respect to disclosure of their portfolio holdings. The Advisor has implemented separate policies and procedures with respect to appropriate disclosure of the Advisor’s representative or target portfolios, including to the Advisor's other clients and/or other third-parties, which may differ from the Funds’ public disclosure procedures. It is possible that such persons or other market participants may use such information for their own benefit, which could negatively impact the Funds’ execution of purchase and sale transactions.

Defaulted/Distressed Securities

The Advisor may, in its discretion, publicly disclose portfolio holdings information at any time with respect to securities held by the Funds that are in default or experiencing a negative credit event. Any such disclosure will be disseminated through the Funds’ website or by similar means.

Trading Desk Reports

The trading desks of the Advisor may periodically distribute lists of applicable investments held by their clients (including the Funds) for the purpose of facilitating efficient trading of such investments and receipt of relevant research.

Board of Trustees Oversight of Disclosure of Fund Portfolio Holdings

Exceptions to these Disclosure Policies may be granted only by the Trust’s President or CCO upon a determination that the release of information (1) would be appropriate for legitimate business purposes and (2) is not anticipated to adversely affect Fund shareholders. Any such disclosures of Fund portfolio holdings shall be disclosed to the Board of Trustees at its next regular meeting.

Notwithstanding anything herein to the contrary, the Funds’ Board of Trustees and an appropriate officer of the Funds, or the Funds’ President or CCO may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in these Disclosure Policies. (For example, the Trust may determine to not provide purchase and sale information with respect to Hotchkis and Wiley Funds that invest in smaller capitalization companies or less liquid securities.)

There is no assurance that the Funds’ Disclosure Policies will protect the Funds from potential misuse of holdings information by individuals in possession of that information.

Reporting of Violations

Each violation of these Disclosure Policies must be reported to the CCO. If the CCO deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he/she shall report to the Funds’ Board of Trustees, as required by Rule 38a-1.

Disclosure of Portfolio Holdings – Hotchkis & Wiley ETFs and ETF Class Shares

The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation (“NSCC”). Pursuant to Rule 6c-11 under the 1940 Act, information regarding the Fund’s current portfolio holdings will be available on a daily basis at https://www.hwcm.com/etfs-landing/resources/literature/.

Regulatory Filings

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-PORT. The Trust also discloses a complete schedule of the Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth fiscal quarters. The Trust’s Forms N-PORT and Forms N-CSR on behalf of the Fund will be available on the SEC’s website at www.sec.gov. The Trust’s Forms N-PORT and Forms N-CSR are available without charge, upon request, by calling 1-866-HW-FUNDS (1-866-493-8637).

Plan of Distribution – Hotchkis & Wiley ETFs

The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which the Fund may reimburse the Distributor up to a maximum annual rate of 0.25% of its average daily net assets.

Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no “interested person” of the Trust (as that term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.

No fee is currently paid by the Fund under the Plan and no payments pursuant to the Plan are expected to be paid within the 12-month period from the date of this SAI.

Aggregations. Fund Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to Authorized Participants purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Fund’s Advisor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. Such payments are in addition to upfront sales commissions paid by the Advisor and Rule 12b-1 distribution fees and service fees paid by the Fund, and may be divided into categories as follows:

Support Payments. Payments may be made by the Advisor to certain financial intermediaries in connection with the eligibility of the Fund to be offered in certain programs and/or in connection with meetings between Fund representatives and financial intermediaries and their sales representatives. Such meetings may be held for various purposes, including providing education and training about the Fund and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

The Fund is new and had not paid any support payments as of the date of this SAI.

Entertainment, Conferences and Events. The Advisor also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising. In addition, the Advisor pays for exhibit space or sponsorships at regional or national events of financial intermediaries.

Certain Service Fees. Certain service fees charged by financial intermediaries, such as sub-administration, sub-transfer agency and other shareholder services fees, which exceed the amounts payable pursuant to the Fund’s Sub-Transfer Agency Policy and the Distribution Plan (as described in this SAI), are paid by the Advisor.

The prospect of receiving, or the receipt of, additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Large Trade Notifications – Hotchkis & Wiley Mutual Funds

A Fund or its agent may from time to time receive notice that a current or prospective shareholder will place, or that a financial intermediary has received, an order for a large trade in a Fund’s shares. The Fund may determine to enter into portfolio transactions in anticipation of that order, even though the order will not be placed or processed until the following business day, as applicable. This practice provides for a closer correlation between the time shareholders place trade orders and the time a Fund enters into portfolio transactions based on those orders, and permits the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate its investment positions, in the case of redemption orders. On the other hand, the current or prospective shareholder or financial intermediary, as applicable, may not ultimately place or process the order. In this case, a Fund may be required to borrow assets to settle the portfolio transactions entered into in anticipation of that order, and would therefore incur borrowing costs. The Funds may also suffer investment losses on those portfolio transactions. Conversely, the Funds would benefit from any earnings and investment gains resulting from such portfolio transactions.

Marketing and Support Payments – Hotchkis & Wiley Mutual Funds

The Funds’ Advisor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Funds. Such payments are in addition to upfront sales commissions paid by the Advisor and Rule 12b-1 distribution fees and service fees paid by the Funds, and may be divided into categories as follows:

Support Payments. Payments may be made by the Advisor to certain financial intermediaries in connection with the eligibility of the Funds to be offered in certain programs and/or in connection with meetings between Fund representatives and financial intermediaries and their sales representatives. Such meetings may be held for various purposes, including providing education and training about the Funds and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

As of December 31, 2025, the Advisor has informed the Trust that it has agreements with and has paid seven firms, such Support Payments, which are structured as a percentage of sales and/or as a percentage of assets.

The Trust has been advised that Support Payments to these dealers for calendar year 2025 were 0.009% of 2025 average total net assets of the Funds, and in dollars were:

Wells Fargo Advisors	$125,000
LPL Financial	$100,000
Morgan Stanley	$57,433
Merrill Lynch	$40,819
Raymond James	$24,280
UBS Financial Services	$19,889
PNC Investments	$2,174
Total	$369,595

Entertainment, Conferences and Events. The Advisor also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising. In addition, the Advisor pays for exhibit space or sponsorships at regional or national events of financial intermediaries.

Certain Service Fees. Certain service fees charged by financial intermediaries, such as sub-administration, sub-transfer agency and other shareholder services fees, which exceed the amounts payable pursuant to the Funds’ Sub-Transfer Agency Policy and the Distribution Plan (as described in this SAI), are paid by the Advisor. The Trust has been advised that the total amount of such service fees paid by the Advisor for calendar year 2025 was approximately $314,225 which was 0.008% of 2025 average total net assets of the Funds.

The prospect of receiving, or the receipt of, additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Sub-Transfer Agency Expenses – Hotchkis & Wiley Mutual Funds

Fund shares are sold through administrators, broker-dealers, fund supermarkets, 401(k) recordkeepers and other institutions (“intermediaries”) that provide accounting, record keeping, and/or other services to investors and that have a services agreement or selling agreement with the Funds’ Distributor and/or the Advisor to make Fund shares available to their clients.

Each intermediary renders sub-transfer agency services similar to the Funds’ transfer agency services, which generally consist of:

•Processing all purchase, redemption and exchange orders;
•Generating and delivering confirmations;
•Sending account statements;
•Sending prospectuses, statements of additional information, financial reports, proxy materials, and other Fund communications to existing shareholders;
•Handling routine investor inquiries;
•Tax reporting;
•Maintaining records of account activity; and
•Distributing dividends, distributions and redemption proceeds.

In addition, some of the sub-transfer agency fees are for maintaining the records of individual participants in 401(k) or other defined contribution plans. The Board of Trustees has approved the following payments to these intermediaries from Fund assets for providing these sub-transfer agency services based on charges for similar services if such services were provided directly by the Funds’ transfer agent.

Sub-transfer agency fees for non-401(k) accounts.
The Funds will pay the lesser of (i) the fee actually charged by the intermediary, or (ii) 0.15% (or $18 per account).

Sub-transfer agency fees for 401(k) accounts.
The Funds will pay the lesser of (i) the fee actually charged by the intermediary, or (ii) 0.25% (or $30 per account).

If the intermediary fees exceed both the sub-transfer agency and Distribution Plan limits, the excess will be paid by the Advisor. For Class I shares, the Advisor pays all intermediary fees in excess of those appropriately determined to be paid as sub-transfer agency fees. For other classes, intermediary fees will be paid first with sub-transfer agency fees and then Rule 12b-1 fees, as determined appropriate, and any excess will be paid by the Advisor.

Class Z shares do not provide for the payment of sales commissions, Rule 12b-1 fees, administrative payments, sub-transfer agency payments or service payments.

REFLOW REDEMPTION SERVICE

A Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. For Funds offering both mutual fund and ETF Class shares, ETF Class shares are excluded from the ReFlow liquidity program. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle that business day. A Fund is not guaranteed to receive cash from ReFlow on any given day as allocation of ReFlow’s cash is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net shareholder purchases at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

For use of the ReFlow service, a Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through the auction process. The current minimum fee rate (which is subject to change) is 0.14% of the value of the Fund shares purchased by ReFlow, although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to the Fund's objective, policies, or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. ReFlow will periodically redeem its entire share position in a Fund. A Fund will ultimately determine whether to redeem ReFlow's position in cash or in-kind based on the best interests of the Fund and its shareholders. The Fund expects that in-kind redemptions will comprise a significant portion of redemptions paid to ReFlow. In-kind redemptions will be made in accordance with the Funds’ redemption-in-kind policies described in the Prospectus. Purchases and redemptions of Fund shares by ReFlow under the program are not considered excessive short-term trading under the Funds’ Market Timing policies and procedures.

The Funds’ Board has approved the use of the ReFlow liquidity program. The Advisor believes that the program may benefit the Funds and their shareholders, although there is no guarantee that the program will do so. For example, redemptions in-kind may reduce the need for a Fund to maintain cash reserves, reduce Fund transaction costs, reduce the need to sell Fund investments at inopportune times, and lower Fund capital gain recognition. To the extent that the assets of a Fund do not decline, the Advisor may also benefit.

PRINCIPAL LIQUIDITY SOLUTIONS

The Advisor may use brokers to provide principal liquidity solutions. In a principal liquidity transaction, a broker acts as a principal in trading, using its own capital to facilitate trades and provide liquidity to the Funds. The broker provides customized solutions to reduce trade cost and enhance liquidity for outsized situations. Execution facilitation using principal liquidity solutions may entail trades that fall outside the high or low of the day, may not occur during regular market hours and may not report to a consolidated data feed.

PURCHASE OF SHARES
Hotchkis & Wiley Mutual Funds
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales charge (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Funds or through another intermediary to receive these waivers or discounts. Please see “Intermediary-Defined Sales Charge Waiver Policies” in Appendix A of the Prospectus for more information.

Initial Sales Charge Alternative — Class A Shares

Class A Shares — Purchases Subject to an Initial Sales Charge. For purchases of Class A shares subject to an initial sales charge, the Distributor reallows a portion of the initial sales charge to dealers (which is alike for all dealers), as shown in the table below. (The term “dealer” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institution having a selling agreement or any other similar agreement with the Distributor.) The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer reallowance, is the amount of the initial sales charge retained by the Distributor (also known as the “underwriter concession”). In addition to the underwriter concession retained by the Distributor, the Distributor retains the entire initial sales charge on accounts with no authorized dealer of record. Because of rounding in the computation of offering price, the portion of the sales charge retained by the Distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the following tables.

Large Cap Disciplined Value, Large Cap Fundamental Value, Mid-Cap Value, Small Cap Value, Small Cap Diversified Value, Global Value, International Value, International Small Cap Diversified Value and Opportunities Funds

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment*	Dealer Compensation as a % of Offering Price	Underwriter Concession
Less than $25,000	5.25%	5.54%	5.00%	0.25%
$25,000 but less than $50,000	4.75%	4.99%	4.50%	0.25%
$50,000 but less than $100,000	4.00%	4.17%	3.75%	0.25%
$100,000 but less than $250,000	3.00%	3.09%	2.75%	0.25%
$250,000 but less than $1,000,000	2.00%	2.04%	1.80%	0.20%
$1,000,000 and over	0.00%	0.00%	0.00%**	0.00%
*Rounded to the nearest one-hundredth percent.
**The Advisor pays up to 0.75% of the Offering Price as compensation to dealers.

High Yield Fund

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment*	Dealer Compensation as a % of Offering Price	Underwriter Concession
Less than $100,000	3.75%	3.90%	3.50%	0.25%
$100,000 but less than $250,000	3.25%	3.36%	3.00%	0.25%
$250,000 but less than $500,000	2.25%	2.30%	2.00%	0.25%
$500,000 but less than $1,000,000	1.75%	1.78%	1.50%	0.25%
$1,000,000 and over	0.00%	0.00%	0.00%**	0.00%
*Rounded to the nearest one-hundredth percent.
**The Advisor pays up to 0.75% of the Offering Price as compensation to dealers.

Class A Shares — Purchases Subject to a Contingent Deferred Sales Charge (but not an Initial Sales Charge). Shareholders who invest $1,000,000 or more in Class A shares do not pay an initial sales charge. The Advisor pays up to 0.75% as a commission to dealers who initiate and are responsible for purchases of Class A shares of $1,000,000 or more as follows:

Dealer Compensation as a % of Offering Price	Cumulative Purchase Amount
0.75%	$1,000,000 to $2,000,000, plus
0.50%	Over $2,000,000 to $3,000,000, plus
0.30%	Over $3,000,000 to $50,000,000, plus
0.20%	Over $50,000,000 to $100,000,000, plus
0.10%	Over $100,000,000

If the shareholder redeems the shares within one year after purchase, a deferred sales charge of up to 0.75% may be charged and paid to the Distributor. Because the Advisor finances the up-front commission paid to dealers who are responsible for purchases of Class A shares of $1,000,000 or more, the Distributor reimburses the Advisor the 0.75% deferred sales charge paid by shareholders redeeming within one year after purchase.

Class A Sales Charge Information – The Distributor of the Funds received the following sales charges from investors on sales of Class A shares during the three most recent fiscal years:

	Gross Sales Charges Collected	Sales Charges Paid to Quasar(1)	CDSCs Received on Redemptions of Load-Waived Shares(2)
Large Cap Disciplined Value Fund
Fiscal year ended 6/30/26	$30	$3	$—
Fiscal year ended 6/30/25	$1,248	$79	$—
Fiscal year ended 6/30/24	$2,236	$143	$—

	Gross Sales Charges Collected	Sales Charges Paid to Quasar(1)	CDSCs Received on Redemptions of Load-Waived Shares(2)

Large Cap Fundamental Value Fund
Fiscal year ended 6/30/26	$17,868	$999	$—
Fiscal year ended 6/30/25	$21,283	$1,258	$47
Fiscal year ended 6/30/24	$28,783	$1,784	$—

Mid-Cap Value Fund
Fiscal year ended 6/30/26	$4,880	$401	$38
Fiscal year ended 6/30/25	$5,873	$382	$4
Fiscal year ended 6/30/24	$12,542	$749	$—

Small Cap Value Fund
Fiscal year ended 6/30/26	$4,332	$266	$—
Fiscal year ended 6/30/25	$7,958	$471	$—
Fiscal year ended 6/30/24	$15,247	$969	$—

Small Cap Diversified Value Fund
Fiscal year ended 6/30/26	$—	$—	$—
Fiscal year ended 6/30/25	$418	$418	$—
Fiscal year ended 6/30/24	$1,922	$135	$—

Global Value Fund
Fiscal year ended 6/30/26	$915	$40	$—
Fiscal year ended 6/30/25	$—	$—	$—
Fiscal year ended 6/30/24	$—	$—	$—

Opportunities Fund
Fiscal year ended 6/30/26	$69,792	$5,020	$—
Fiscal year ended 6/30/25	$24,940	$1,637	$—
Fiscal year ended 6/30/24	$72,564	$5,775	$—

High Yield Fund
Fiscal year ended 6/30/26	$11,263	$832	$—
Fiscal year ended 6/30/25	$5,424	$459	$—
Fiscal year ended 6/30/24	$4,509	$282	$—

(1)Commissions retained by the Distributor for future use by the Advisor for distribution-related expenses.
(2)The Distributor reimburses this amount to the Advisor since the Advisor finances the up-front commissions paid to dealers.

No Class A sales charge information is presented for the International Value Fund and the International Small Cap Diversified Value Fund as Class A shares are not currently being offered for sale as of the date of this SAI.

Class A Shares Conversion – Shareholders may be able to convert Class A shares to Class I shares of the same Fund, if they satisfy the eligibility requirements for Class I shares. Please contact your financial intermediary for additional information on how to convert your shares into another share class. For federal income tax purposes, a conversion between share classes of the same Fund is considered a non-taxable event.

Deferred Sales Charge Alternative — Class C Shares

Though shareholders do not pay an initial sales charge at the time of purchase of Class C shares, the Distributor compensates selling dealers by paying 1.00% of the purchase price for Class C shares. If Class C shares are redeemed within one year after purchase, shareholders are charged a CDSC of 1.00%. Shares acquired through reinvestment of dividend and distributions are not subject to a CDSC. Proceeds from the CDSC and the 1.00% Distribution Plan payments made in the first year after purchase are paid to the Distributor and are used in whole or in part by the Distributor to pay the Advisor for financing of the 1.00% up-front commission to dealers who sell Class C shares. Financial intermediaries will generally become eligible to receive some or all of the Distribution Plan payments one year after purchase. The combination of the CDSC and the ongoing Distribution Plan fee facilitates the ability of a Fund to sell Class C shares without a sales charge being deducted at the time of purchase. See “Distribution Plan” below. Imposition of the CDSC and the Distribution Plan fee on Class C shares is limited by the FINRA asset-based sales charge rule. See “Limitations on the Payment of Deferred Sales Charges” below.

Class C shares convert automatically into Class A shares approximately eight years after purchase. Class A shares are subject to lower annual expenses than Class C shares. The conversion of Class C shares to Class A shares is not a taxable event for federal income tax purposes.

Class C shareholders may be able to convert to Class I shares of the same Fund if the Class C shareholders satisfy the eligibility requirements for Class I shares. Please contact your financial intermediary for additional information on how to convert your shares into another share class. The conversion of Class C shares to Class I shares is not a taxable event for federal income tax purposes.

Class C Sales Charge Information – Sales charges received by the Distributor of the Funds from shareholders of Class C shares were as follows during the three most recent fiscal years:

CDSCs Received(1)
Large Cap Disciplined Value Fund(2)
Fiscal year ended 6/30/26	$—
Fiscal year ended 6/30/25	$—
Fiscal period ended 5/31/24	$—

Large Cap Fundamental Value Fund(2)
Fiscal year ended 6/30/26	$—
Fiscal year ended 6/30/25	$—
Fiscal period ended 5/31/24	$258

Mid-Cap Value Fund(2)
Fiscal year ended 6/30/26	$—
Fiscal year ended 6/30/25	$—
Fiscal period ended 5/31/24	$242

Small Cap Value Fund
Fiscal year ended 6/30/26	$10
Fiscal year ended 6/30/25	$391
Fiscal year ended 6/30/24	$359

Opportunities Fund
Fiscal year ended 6/30/26	$330
Fiscal year ended 6/30/25	$371
Fiscal year ended 6/30/24	$5,773

CDSCs Received(1)

High Yield Fund(2)
Fiscal year ended 6/30/26	$—
Fiscal year ended 6/30/25	$—
Fiscal period ended 5/31/24	$—

(1) The Distributor reimburses this amount to the Advisor since the Advisor finances the up-front commissions paid to dealers.
(2) Class C shares of the Large Cap Disciplined Value Fund, Large Cap Fundamental Value Fund, Mid-Cap Value Fund and High Yield
Fund were converted into Class A shares, effective May 31, 2024.

Currently, only the Small Cap Value Fund and Opportunities Fund offer Class C shares to investors.

Effective May 31, 2024, Class C shares of the Large Cap Disciplined Value Fund, Large Cap Fundamental Value Fund, Mid-Cap Value Fund and High Yield Fund were converted into Class A shares.

Class Z Shares

The Large Cap Fundamental Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Opportunities Fund and High Yield Fund offer Class Z shares as described in the Prospectus. Class Z shares are generally offered to the following investors (provided that they do not require or receive any administrative payments, sub-transfer agency payments or service payments with respect to Class Z shares) whereby Class Z shares are held through plan level or omnibus accounts:

Employer sponsored retirement plans including but not limited to 401(k) plans, money purchase pension plans, profit sharing plans, defined benefit plans, 403(b) plans, and 457 plans.

Individuals; endowments; foundations; trusts; estates; governmental institutions; and corporations, (collectively “institutional investors”). Other institutional investors may be permitted to purchase Class Z shares subject to the Fund’s determination of eligibility. The minimum initial investment for institutional accounts is $1,000,000. The minimum initial investment amount may be waived subject to the Fund’s discretion.

Class Z shares may not be available through certain financial intermediaries.

Distribution Plan

The distribution plan for the Class A and Class C shares (the “Distribution Plan”) provides that each Fund pays a distribution and service fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets of the Class A shares of the relevant Fund and at the annual rate of up to 1.00% of the average daily net assets of the Class C shares of the relevant Fund, in order to compensate the distribution coordinator, as appointed by the Board of Trustees from time to time (the “Distribution Coordinator”, and selected securities brokers or other financial intermediaries in connection with providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to securities brokers and other intermediaries for selling Class A and Class C shares of that Fund. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which distribution and service fees are paid.

The Distribution Plan as it relates to Class C shares is designed to permit an investor to purchase Class C shares through securities brokers and other financial intermediaries without the assessment of an initial sales charge and at the same time permit the Distribution Coordinator to compensate securities brokers and other financial intermediaries in connection with the sale of the Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A shares of the Funds in that the ongoing distribution fees and deferred sales charges provide for the financing of the distribution of the Funds’ Class C shares.

The Funds’ Distribution Plan is subject to the provisions of Rule 12b-1 under the 1940 Act. The Distribution Plan provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees then in office. In approving the Distribution Plan in accordance with Rule 12b-1, the Independent Trustees concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Funds and their shareholders. The Distribution Plan can be terminated as to a class of a Fund at any time, without penalty, by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. The Distribution Plan cannot be amended to increase materially the amount to be spent by a Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that a Fund preserve copies of the Distribution Plan and any report made pursuant to such Plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

Among other things, the Distribution Plan provides that the Distribution Coordinator shall provide and the Trustees shall review quarterly reports of the disbursement of the distribution and service fees paid under the Plan. Payments under the Distribution Plan are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plan may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration in connection with their deliberations as to the continuance of the Distribution Plan.

For the fiscal year ended June 30, 2026, the Funds paid the following amounts under the Distribution Plan:

	Distribution and service fees for:
Fund Name	Class A	Class C
Large Cap Disciplined Value Fund	$94,102	$0
Large Cap Fundamental Value Fund	$306,798	$0
Mid-Cap Value Fund	$294,639	$0
Small Cap Value Fund	$136,705	$37,319
Small Cap Diversified Value Fund	$82,304	$0
Global Value Fund	$7,111	$0
Opportunities Fund	$278,152	$109,086
High Yield Fund	$69,167	$0

These payments were made to dealers for compensation to their representatives and for advertising, sales promotion, marketing expenses and shareholder services such as account maintenance. A portion of the distribution fees with respect to Class A shares may be used to reimburse the Advisor for advances made on Class A shares and for certain service fees paid by the Advisor. The Funds made the following payments under the Distribution Plan for the fiscal year ended June 30, 2026:

	Large Cap Disciplined Value Fund	Large Cap Fundamental Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund	Global Value Fund	Opportunities Fund	High Yield Fund
Advertising	$0	$0	$0	$0	$0	$0	$0	$0
Printing/Postage	$0	$0	$0	$0	$0	$0	$0	$0
Compensation to distributor	$0	$0	$0	$0	$0	$0	$0	$0
Compensation to broker- dealers	$94,102	$306,798	$294,639	$174,024	$82,304	$7,111	$365,410	$69,167
Compensation to sales personnel	$0	$0	$0	$0	$0	$0	$0	$0
Interest, carrying, or other financing charges	$0	$0	$0	$0	$0	$0	$0	$0
Other uses	$0	$0	$0	$0	$0	$0	$21,828	$0

No distribution and service fee information is provided for the Class A shares of International Value Fund and for the Class A shares of the International Small Cap Diversified Value Fund because they were not offered for sale as of the date of this SAI. Effective May 31, 2024, Class C shares of the Large Cap Disciplined Value Fund, Large Cap Fundamental Value Fund, Mid-Cap Value Fund and High Yield Fund were converted into Class A shares.

Limitations on the Payment of Deferred Sales Charges

The maximum sales charge rule in the Conduct Rules of FINRA imposes a limitation on certain asset-based sales charges such as the distribution fee paid by Class C shares and the CDSC borne by the Class C shares, but not the service fee. The maximum sales charge rule is applied separately to each class. The maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by a Fund charging a service fee to (1) 6.25% of eligible gross sales of Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC).

Anti-Money Laundering

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the USA PATRIOT Act. The Trust’s Program provides for the development of internal practices, procedures and controls; designation of an anti-money laundering compliance officer; an ongoing training program; and an independent testing function to determine the effectiveness of the Program.

Procedures to implement the Program include determining that the Trust’s Distributor and Transfer Agent have established proper anti-money laundering procedures; checking shareholder names against designated government lists, including that of the Office of Foreign Assets Control (“OFAC”); and a complete and thorough review of all new account applications. The Trust will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the Program.

REDEMPTION OF SHARES

Each Fund generally redeems for cash all shares of the Fund upon receipt of a written request in proper form, subject to certain exceptions. The Funds reserve the right to redeem “in-kind”, as described in detail under “Redemption In-Kind,” below. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days after the shareholder's tender of Fund shares for redemption only:
1.for any period (i) during which the NYSE is closed (other than customary week-end and holiday closings), or (ii) during which trading on the NYSE is restricted;

2.for any period during which an emergency exists as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or
3.for such other periods as the SEC may by order permit for the protection of the Fund's security holders.

The value of shares of a Fund at the time of redemption may be more or less than the shareholder’s cost, depending in part on the market value of the securities held by that Fund at such time.

In electing a telephone redemption, the investor authorizes the Funds and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by the Funds or the Transfer Agent to be genuine. Neither the Funds nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in the Prospectus. Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Funds or the Transfer Agent may temporarily suspend telephone transactions at any time.

For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption. At various times a Fund may be requested to redeem shares for which it has not yet received good payment (e.g., shares purchased with any manner of payment other than federal funds). A Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment has been collected for the purchase of such Fund shares, which usually will not exceed 12 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance may be automatically redeemed by that Fund.

CREATION AND REDEMPTION OF CREATION UNITS

Hotchkis & Wiley ETFs

General. ETFs, such as the SMID Cap Diversified Value Fund, generally issue and redeem their shares in primary market transactions through a creation and redemption mechanism and do not sell or redeem individual shares. Instead, financial entities, known as “Authorized Participants,” have contractual arrangements with an ETF or one of the ETF’s service providers to purchase and redeem ETF shares directly with the ETF in large blocks of shares known as “Creation Units.” Prior to start of trading on each business day, an ETF publishes through the NSCC the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the ETF’s shares. An Authorized Participant that wishes to effectuate a creation of an ETF’s shares deposits with the ETF the “basket” of securities, cash or other assets identified by the ETF that day, and then receives the Creation Unit of the ETF’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the ETF’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of ETF shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in ETF shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of ETF shares at or close to the NAV per share of the ETF.

Each Authorized Participant is a member or participant of a clearing agency registered with the SEC that has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Units (a “Participant Agreement”). Orders to purchase Creation Units must be delivered through an Authorized Participant that has executed a Participant Agreement and must comply with the applicable provisions of such Participant Agreement. Investors wishing to purchase or sell shares generally do so on an exchange. Institutional investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

A “Business Day” is generally any day on which the NYSE, the Exchange and the Trust are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Business Day on which an order to purchase or redeem Creation Units is received in proper form is referred to as the “Transmittal Date.”

Basket Composition and Custom Baskets. Rule 6c-11(c)(3) under of the 1940 Act requires an ETF relying on the exemptions offered by Rule 6c-11 to adopt and implement written policies and procedures governing the construction of baskets and the process that the ETF will use for the acceptance of baskets. In general, in connection with the construction and acceptance of baskets, the Adviser may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a basket are consistent with the ETF’s investment objective(s), policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the ETF and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; and (4) in the case of an ETF that tracks an index, whether the securities, assets and other positions aid index tracking.

The Fund may utilize a pro-rata basket or a custom basket in reliance on Rule 6c-11. A “pro-rata basket” is a basket that is a pro rata representation of the ETF’s portfolio holdings, except for minor deviations when it is not operationally feasible to include a particular instrument within the basket, except to the extent that the Fund utilized different baskets in transactions on the same Business Day.

Rule 6c-11 defines “custom baskets” to include two categories of baskets. First, a basket containing a non-representative selection of the ETF’s portfolio holdings would constitute a custom basket. These types of custom baskets include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of the Fund’s portfolio holdings; (ii) a representative sampling of an ETF’s portfolio holdings; or (iii) changes due to a rebalancing or reconstitution of an ETF’s securities market index, if applicable. Second, if different baskets are used in transactions on the same Business Day, each basket after the initial basket would constitute a custom basket. For example, if an ETF exchanges a basket with either the same or another Authorized Participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a custom basket. Similarly, if an ETF substitutes cash in lieu of a portion of basket assets for a single Authorized Participant, that basket would be a custom basket.

Under a variety of circumstances, an ETF and its shareholders may benefit from the flexibility afforded by custom baskets. In general terms, the use of custom baskets may reduce costs, increase efficiency and improve trading. Because utilizing custom baskets provides a way for an ETF to add, remove and re-weight portfolio securities without transacting in the market, it may help the ETF to avoid transaction costs and adverse tax consequences. Rule 6c-11 provides an ETF with flexibility to use “custom baskets” if the ETF has adopted written policies and procedures that: (1) set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the ETF and its shareholders, including the process for any revisions to, or deviations from, those parameters; and (2) specify the titles or roles of employees of the ETF’s investment adviser who are required to review each custom basket for compliance with those parameters.

The use of baskets that do not correspond to pro rata to an ETF’s portfolio holdings has historically created concern that an Authorized Participant could take advantage of its relationship with an ETF and pressure the ETF to construct a basket that favors an Authorized Participant to the detriment of the ETF’s shareholders. For example, because ETFs rely on Authorized Participants to maintain the secondary market by promoting an effective arbitrage mechanism, an Authorized Participant holding less liquid or less desirable securities potentially could pressure an ETF into accepting those securities in its basket in exchange for liquid ETF shares (i.e., dumping). An Authorized Participant also could pressure the ETF into including in its basket certain desirable securities in exchange for ETF shares tendered for redemption (i.e., cherry-picking). In either case, the ETF’s other investors would be disadvantaged and would be left holding shares of an ETF with a less liquid or less desirable portfolio of securities. The Adviser has adopted policies and procedures designed to mitigate these concerns but there is ultimately no guarantee that such policies and procedures will be effective.

Basket Dissemination.  Basket files are published for consumption through the NSCC, a subsidiary of Depository Trust & Clearing Corporation, and can be utilized for pricing, creations, redemptions, rebalancing and custom scenarios. In most instances, pro rata baskets are calculated and supplied by the ETF’s custodial bank based on ETF holdings, whereas non-pro-rata, custom and forward-looking pro rata baskets are calculated by the Adviser and disseminated by the ETF’s custodial bank through the NSCC process.

Placement of Creation or Redemption Orders.  All orders to purchase or redeem Creation Units are to be governed according to the applicable Participant Agreement that each Authorized Participant has executed. In general, all orders to purchase or redeem Creation Units must be received by the transfer agent in the proper form required by the Participant

Agreement no later than the closing time of the regular trading session of the NYSE (ordinarily 4:00 p.m. Eastern Standard Time) on each day the NYSE is open for business (the “Closing Time”) in order for the purchase or redemption of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. However, at its discretion, the Fund may require an Authorized Participant to submit orders to purchase or redeem Creation Units be placed earlier in the day (such as instances where an applicable market for a security comprising a creation or redemption basket closes earlier than usual).

Delivery of Redemption Proceeds.  Deliveries of securities to Authorized Participants in connection with redemption orders are generally expected to be made within one Business Day. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than one Business Day after the day on which the redemption request is received in proper form. Section 22(e) of the 1940 Act generally prohibits a registered open-end management investment company from postponing the date of satisfaction of redemption requests for more than seven days after the tender of a security for redemption. This prohibition can cause operational difficulties for ETFs that hold foreign investments and exchange in-kind baskets for Creation Units. For example, local market delivery cycles for transferring foreign investments to redeeming investors, together with local market holiday schedules, can sometimes require a delivery process in excess of seven days. However, Rule 6c-11 grants relief from Section 22(e) to permit an ETF to delay satisfaction of a redemption request for more than seven days if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants, or the combination thereof prevents timely delivery of the foreign investment included in the ETF’s basket. Under this exemption, an ETF must deliver foreign investments as soon as practicable, but in no event later than 15 days after the tender to the ETF. The exemption therefore will permit a delay only to the extent that additional time for settlement is actually required, when a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents timely delivery of the foreign investment included in the ETF’s basket. If a foreign investment settles in less than 15 days, Rule 6c-11 requires an ETF to deliver it pursuant to the standard settlement time of the local market where the investment trades. Rule 6c-11 defines “foreign investment” as any security, asset or other position of the ETF issued by a foreign issuer (as defined by Rule 3b-4 under the 1934 Act), and that is traded on a trading market outside of the United States. This definition is not limited to “foreign securities,” but also includes other investments that may not be considered securities. Although these other investments may not be securities, they may present the same challenges for timely settlement as foreign securities if they are transferred in kind.

Creation Transaction Fees.  The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Redemption Transaction Fees.  The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

Suspension of Creations.  The SEC has stated its position that an ETF generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time. The SEC has also stated that an ETF could not set transaction fees so high as to effectively suspend the issuance of Creation Units. Circumstances in which the Fund may suspend creations include: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the required consideration is not delivered; (iv) the acceptance of the basket would, in the opinion of the Fund, be unlawful; or (v) there exist circumstances outside the control of the Fund that make it impossible to process purchases of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Adviser, the Distributor, DTC, NSCC, the transfer agent, the custodian, any sub-custodian or any other participant in the purchase process; and similar extraordinary events. The Fund reserves the right to reject a creation order transmitted to it provided that such action does not result in a suspension of sales of creation units in contravention of 6c-11 and the SEC’s positions thereunder. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of the rejection of the order of such person. The Trust, the Fund, the transfer agent, the custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of baskets, nor shall any of them incur any liability for the failure to give any such notification.

Suspension of Redemptions.  An ETF may suspend the redemption of Creation Units only in accordance with Section 22(e) of the 1940 Act. Section 22(e) stipulates that no registered investment company shall suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any redeemable security in accordance with its terms for more than seven days after the tender of such security to the company or its agent designated for that purpose for redemption, except (1) for any period (A) during which the NYSE is closed other than customary week-end and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the investment company of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for such company fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders of the investment company.

Exceptions to Use of Creation Units.  Under Rule 6c-11 of the 1940 Act, ETFs are permitted to sell or redeem individual shares on the day of consummation of a reorganization, merger, conversion, or liquidation. In these limited circumstances, an ETF may need to issue or redeem individual shares and may need to transact without utilizing Authorized Participants.

PRICING OF SHARES

Determination of Net Asset Value

For the mutual funds, the NAV of the shares of all classes of each Fund is determined once daily Monday through Friday as of the close of regular trading on the NYSE on each day the NYSE is open for trading based on prices at the time of the close of regular trading. Regular trading on the NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.

For the mutual funds, NAV per share of a class of a Fund is computed by dividing the value of the securities held by that Fund plus any cash or other assets (including interest and dividends accrued but not yet received) attributable to that class, minus all liabilities (including accrued expenses) attributable to that class, by the total number of shares outstanding in that class at such time, rounded to the nearest cent. Due to the fact that different expenses are charged to the Class I, Class A, Class C and Class Z shares of a Fund, the NAV of the classes of a Fund may vary. For purposes of determining the NAV, security transactions are normally recorded one business day after the trade date. Expenses, including the fees payable to the Advisor, are accrued daily.

The per share NAV of Class A and Class C shares generally will be lower than the per share NAV of Class I and Class Z shares, reflecting the daily expense accruals of the distribution and service fees applicable with respect to Class A and Class C shares. Moreover, the per share NAV of the Class C shares of a Fund generally will be lower than the per share NAV of Class A shares of that Fund, reflecting the daily expense accruals of the higher distribution and service fees applicable with respect to Class C shares of the Fund.

For the ETF, the NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Portfolio securities are valued by an independent pricing agent to the extent possible. In determining the NAV of each Fund’s shares, equity securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market (“NSM”) (including the Nasdaq National Market and the Nasdaq Small Cap Market) are valued at the last reported sale price (or official closing price) on that day as of the close of the NYSE (which is generally 4:00 p.m. Eastern time), or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or NSM. Unlisted equity securities that are not included in NSM are valued at the last sale price, or if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market.

Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued at the evaluated mean provided by independent pricing services, which take into account appropriate factors such as institutionalized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, but may also be valued based on reported transactions or a broker-dealer quotation. The pricing services may provide a price determined by a matrix pricing method or other analytical pricing models.

Options, futures contracts and options thereon which are traded on exchanges are valued at their last sale price as of the close of the exchanges or, if no sales are reported on a particular business day, the average of the last reported bid and ask quotations across the exchanges on which the option is traded will be used. Non-exchange traded options will be valued at the average of the last bid and ask quotations.

Trading in securities listed on foreign securities exchanges or over-the-counter markets is normally completed before the close of regular trading on the NYSE. In addition, foreign securities trading may not take place on all business days in New York and may occur on days on which the NYSE is not open. In addition, foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. It is possible that market timers may attempt to buy or sell Fund shares to profit from price movements in foreign markets that are not yet reflected in a Fund’s NAV. Such trades may have the effect of reducing the value of existing shareholders’ investments. As described below, the Advisor has adopted valuation procedures that provide for the use of fair value pricing for foreign securities as of the close of the NYSE. Each Fund’s use of fair value pricing is designed to more accurately determine the current market value of a portfolio security and to minimize the possibilities for time-zone arbitrage.

Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Foreign currency exchange transactions conducted on a spot basis are valued at the spot rate prevailing in the foreign exchange market.

A third-party vendor’s proprietary fair value pricing model is used to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE. The vendor provides fair values for such securities based on certain quantitative factors and methods which generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. Each Fund will value its non-U.S. securities with fair values provided by the vendor if there is a movement in the U.S. market that exceeds certain thresholds or tolerances established by the Advisor. The vendor may not be able to provide fair values for certain securities, including securities of companies in emerging markets. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAVs may differ from quoted or official closing prices, and the proceeds received upon disposal of such securities may differ from their recorded value.

The Board has designated the Advisor as the Funds' “valuation designee” to perform all fair valuations of the Funds' portfolio investments, subject to the Board's oversight. The Advisor, as the Funds' valuation designee, has established procedures for its fair valuation of the Funds' portfolio investments, which address, among other things, determining when market quotations are not readily available or reliable and the fair valuation of such portfolio investments, as well as the use and oversight of third-party pricing services for fair valuation.

Each investor in each Fund may add to or reduce his or its investment in that Fund on each day the NYSE is open for trading. The value of each investor’s interest in each Fund will be determined as of the close of regular trading on the NYSE by multiplying the NAV of that Fund by the percentage, effective for that day, that represents that investor’s share of the aggregate interests in the Fund. Any additions or withdrawals to be effected on that day will then be effected. The investor’s percentage of the aggregate beneficial interests in that Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Fund as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Fund effected on such day, and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor’s interest in the Fund after the close of regular trading on the NYSE on the next determination of NAV of that Fund. In addition, the Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s designee receives the order.

TAXATION OF THE FUNDS AND THEIR SHAREHOLDERS

The following is intended to be a general summary of certain federal income tax consequences of investing in one or more Funds. The following summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Funds and its shareholders. Any of these changes or court decisions may have a retroactive effect. This summary is not intended to be a complete discussion of all such tax consequences and does not address any state, local and foreign taxes, nor does it purport to deal with all types of investors and should not be construed as tax advice. Investors are therefore advised to consult with their own tax advisors before making an investment in a Fund.

Fund Taxation

Qualification as a Regulated Investment Company. Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code of 1986. Qualification as a regulated investment company requires, among other things, that (1) at least 90% of each Fund’s annual gross income be derived each taxable year from interest, dividends, payments with respect to securities loans and gains from the sale or other disposition of stock, securities, or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from interests in qualified publicly traded partnerships; and (2) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers controlled by the Fund that are engaged in the same, similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, in any fiscal year in which a Fund distributes at least 90% of its net investment income (i.e., the Fund’s investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid and the Fund’s net tax-exempt income), such Fund (but not its shareholders) will generally be relieved of paying federal income tax on its net investment income and net capital gain (i.e., the Fund’s net long-term capital gain in excess of the sum of net short-term capital loss and capital loss carryovers available from prior years, if any) that it distributes to shareholders. However, a Fund will be subject to federal income tax on any undistributed net investment income and net capital gain.

In some circumstances, the character and timing of income realized by a Fund for purposes of the gross income requirement described above, or the identification of the issuer for purposes of the asset diversification tests described above, is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect a Fund’s ability to satisfy these requirements. The application of these requirements to certain types of investments is discussed below under “Tax Treatment of Certain Fund Transactions”. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the one or more of the requirements needed to qualify as a regulated investment company, which may have a negative impact on the Portfolio’s income and performance.

If in any taxable year a Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, will constitute dividends which although generally eligible for the dividends received deduction available to corporate shareholders (provided certain holding period and other requirements are met), will be taxable to shareholders as ordinary income, even though such distributions might otherwise, at least in part, have been treated as long-term capital gain in such shareholders’ hands. Furthermore, in such event, non-corporate shareholders of the Fund generally would be able to treat such distributions as “qualified dividend income” eligible for reduced rates of federal income taxation, provided certain holding period and other requirements are satisfied.

Excise Tax Distribution Requirements. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax payable by the Fund. To prevent imposition of this excise tax, the Fund must distribute, or be deemed to have distributed, to its shareholders, during each calendar year, at least 98% of its ordinary income for that calendar year, at least 98.2% of the excess of its capital gains over its capital losses for the one-year period ending October 31 in such calendar year, and all undistributed ordinary income and capital gains from preceding year(s), if any. The Funds intend to meet these distribution requirements in order to avoid this excise tax liability.

Capital loss carryovers. Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a regulated investment company’s net investment income. Instead, for federal income tax purposes, potentially subject to certain limitations, a Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Funds may not carry forward any losses other than net capital losses.

Late Year Losses. A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Undistributed capital gains. A Fund may retain or distribute its net capital gain for each taxable year. The Funds currently intends to distribute net capital gains. If a Fund elects to retain its net capital gain, such Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If a Fund elects to retain its net capital gain, it is expected that such Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by such Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Purchase of shares. As a result of tax requirements, the Fund on behalf of a Fund’s ETF Class shares has the right to reject an order to purchase shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the shares so ordered, own 80% or more of the outstanding ETF Class shares of such Fund and if, pursuant to Sections 351 and 362 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Portfolio turnover. For investors that hold their ETF Class shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable portfolio with a low turnover rate. Any such higher taxes would reduce the Portfolio’s after-tax performance. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Portfolio may cause such investors to be subject to increased U.S. withholding taxes. See “Shareholder Taxation--Non-U.S. Investors” below.

Tax Treatment of Certain Fund Transactions

In general, gain or loss recognized by a Fund on the sale or other disposition of its investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain Fixed-income Investments. If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A Fund may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Options, Futures, Forward Contracts, and Hedging Transactions. A Fund’s transactions in certain forward and futures contracts, hedged investments and options will be subject to special provisions of the Code that, among other things, may affect the character of gain or loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. For example, at the end of each year, certain investments held by a Fund must be “marked-to-market” for federal income tax purposes; that is, they are treated as having been sold at their fair market value, which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirement for avoiding income and excise taxes.

Options held by a Fund at the end of each fiscal year on a broad-based stock index are treated under the Code as Section 1256 contracts and will be required to be marked-to-market for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss (“60/40 gain or loss”). Certain other options, futures contracts and options on futures contracts utilized by the Funds are also Section 1256 contracts. These Section 1256 contracts held by the Funds at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are also “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss, together with the gain or loss on actual sales, is treated as a 60/40 gain or loss. In such circumstances, a Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash, to satisfy the distribution requirements to maintain its status as a regulated investment company or to avoid federal income or excise taxes.

A Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.

Investments in Other Regulated Investment Companies. Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies under the Code. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Qualified Publicly Traded Partnerships. A Fund may invest to a limited degree in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a regulated investment company may derive 90% of its gross income. However, no more than 25% of the value of a regulated investment company’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which a Fund invests is taxed as a partnership for federal income tax purposes, the Fund will be taxed on its allocable share of the MLP’s income regardless of whether the Fund receives any distribution from the MLP. Thus, a Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a regulated investment company and to avoid federal income and excise taxes. Distributions of cash (or in certain cases the fair market value of securities) to a Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If a Fund’s basis is reduced to zero, such distributions will constitute capital gain for federal income tax purposes.

Foreign Currency Tax Issues. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Securities. To the extent a Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Because the amount of a Fund’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance. Shareholders may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of stock or securities in foreign corporations, the Fund may be eligible to file an election with the IRS pursuant to which shareholders of the Fund will be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received, (ii) treat such respective pro rata shares as foreign income taxes paid by them, and (iii) deduct such pro rata shares in computing their U.S. federal taxable income, or, alternatively, use them as foreign tax credits against their U.S. federal income tax liability, subject in both cases to applicable limitations. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by a Fund, although such shareholders may be able to claim a credit for foreign taxes paid and in any event will be required to include their share of such taxes in gross income. Tax-exempt shareholders will not ordinarily benefit from this election relating to foreign taxes. Each year, a Fund will notify shareholders of the amount of each shareholder’s pro rata share of foreign income taxes paid by the Fund, if the Fund qualifies to pass along such taxes. If a Fund does not make such an election, the net investment income of the Fund will be reduced by the foreign taxes paid by the Fund and shareholders will not be required to include in their gross income and will not be able to claim a credit or deduction for their pro rata share of foreign taxes paid by the Fund.

PFIC Securities. If a Fund receives an “excess distribution” with respect to the stock of a passive foreign investment company (“PFIC”), the Fund itself may be subject to federal income tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute certain investment-type assets or 75% or more of its gross income is certain investment-type income.

Under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Rather than being taxed on the PFIC income as discussed above, a Fund may be eligible to elect alternative tax treatment. Under an election that currently is available in certain circumstances, a Fund generally would be required to include in its gross income its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. In addition, another election may be available that would involve marking to market a Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and treated as ordinary income or loss (subject to certain limitations). If this election were made, federal income tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund’s total return. A Fund’s intention to qualify annually as a regulated investment company may limit its options with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not invest in PFIC shares.

REIT Investments. A Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends received deduction and generally will not constitute qualified dividend income.

Taxable Mortgage Pools. Under a notice issued by the IRS, a portion of a Fund’s income from residual interests in real estate mortgage investment conduits (“REMICs”) or from a REIT (or other pass-through entity) that is attributable to the REIT’s residual interest in a REMIC or an equity interest in a taxable mortgage pool (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or taxable mortgage pool interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any treaty exception or reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. A Fund that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction.

As of June 30, 2026, the net capital loss carryovers for the Funds are provided in the table below.

	Short-Term Capital Loss Carryovers[1]	Long-Term Capital Loss Carryovers[2]
Large Cap Disciplined Value Fund	$—	$—
Large Cap Fundamental Value Fund	—	—
Mid-Cap Value Fund	67,080,114	17,207,625
Small Cap Value Fund	10,765,171	21,852,011
Small Cap Diversified Value Fund	—	—
Global Value Fund	—	—
International Value Fund	—	—
International Small Cap Diversified Fund	—	—
Opportunities Fund	—	—
High Yield Fund[3]	9,883,906	385,226,596
SMID Cap Diversified Value Fund	94,361	—
1Short-term with no expiration.
2Long-term with no expiration.
3The High Yield Fund inherited a short-term capital loss carryover of $922,717 and a long-term capital loss carryover of $3,566,005 as a result of the reorganization of the Hotchkis & Wiley Capital Income Fund into the High Yield Fund, which are included in the totals. These capital loss carryovers are further subject to an annual limitation of $171,228 pursuant to Internal Revenue Code Section 382.

Shareholder Taxation

Distribution Generally. Except for those shareholders exempt from federal income taxation, dividends and capital gains distributions are taxable to shareholders whether paid in cash or reinvested in additional shares of a Fund. Distributions declared by a Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable to shareholders (other than those not subject to federal income tax) in the year they are declared, rather than the year in which they are received. Each Fund will notify its shareholders annually of the amount and type of dividends and distributions it paid.

Distributions of Net Investment Income. Except as provided below, dividends from net investment income are generally taxable to shareholders as ordinary income for federal income tax purposes. For individual and other noncorporate shareholders, a portion of such dividends may qualify to be treated as “qualified dividend income” subject to reduced rates of federal income taxation, provided that certain holding period and other requirements under the Code are satisfied. Dividends received from REITs generally will not constitute qualified dividend income. In addition, if a Fund participates in a securities lending transaction and receives a payment in lieu of dividends (i.e., substitute payment) with respect to securities on loan, such income generally will not constitute “qualified dividend income” and thus dividends attributable to such income will not be eligible for taxation at the rates applicable to “qualified dividend income” for individual and other noncorporate shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Further, dividends from foreign corporations are not treated as “qualified dividend income” if the foreign corporation is not incorporated in a possession of the United States or is not eligible for the benefits of a comprehensive income tax treaty with the United States (unless the foreign corporation stock is readily tradable on an established securities market in the United States) or if the foreign corporation is a PFIC for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, or a surrogate foreign corporation that is not treated as a domestic corporation.

Distributions of Capital Gains. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses) will be taxable to non-corporate shareholders at a maximum federal income tax rate of 20% without regard to how long a shareholder has held shares of a Fund. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable as ordinary income.

Returns of Capital. If a Fund makes a distribution in excess of its current and accumulated earnings and profits, the excess will be treated as a return of capital to the extent of the shareholder's basis in the shareholder's shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's basis in the shareholder's shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares. Each Fund expects to invest less than 50% of its total assets in tax-exempt municipal bonds.

Qualified REIT Dividends. Qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. A Fund that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction.

Dividend-Received Deduction for Corporate Shareholders. Dividends paid by a Fund may also qualify in part for the 50% dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Code are satisfied. Generally, however, dividends received from REITs and on stocks of foreign issuers are not eligible for the dividends-received deduction when distributed to a Fund’s shareholders.

A shareholder’s sale or exchange of shares of a Fund will be a taxable transaction if such person is subject to federal income tax. Shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received in exchange therefor. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. Such gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent that shares disposed of are reacquired or other substantially identical stock or securities are acquired within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. In such a case, the basis of the shares reacquired will be adjusted to reflect the disallowed loss. Shares received in connection with the payment of a dividend by a Fund will generally constitute a reacquisition of shares for purposes of this loss disallowance rule. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received with respect to such shares. A shareholder’s ability to utilize capital losses may be limited under the Code.

If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires by January 31 of the calendar year following the calendar year in which the disposition occurred shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares.

The per share dividends on Class C shares will be lower than the per share dividends on Class A, Class I and Class Z shares of the same Fund, as a result of the distribution and service fees applicable to the Class C shares. Similarly, the per share dividends on Class A shares will be lower than the per share dividends on Class I and Class Z shares as a result of the distribution and service fees applicable with respect to the Class A shares. The per share distributions of net capital gains, if any, will be paid in the same amount for each class of the same Fund.

Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less, assuming such Creation Units are held as a capital asset. If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Medicare Tax. A 3.8% Medicare tax is imposed on certain net investment income (including income dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Backup Withholding. Each Fund may be required to withhold for U.S. federal income tax purposes, a portion of all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications, or if the Fund or a shareholder has been notified by the IRS that they are required to backup withhold. Any amounts withheld may be credited against such shareholder’s U.S. federal income tax liability.

Other Taxes. Dividends and distributions also may be subject to foreign, state and local taxes. Shareholders are urged to consult their tax advisers regarding the application of federal, foreign, state and local taxes to their particular situation.

Non-U.S. Investors. The foregoing discussion generally relates solely to federal income tax law as applied to U.S. investors. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty). However, the Fund is generally not required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. A Fund may choose not to designate such amounts.

Sections 1471 through 1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, the “Foreign Account Tax Compliance Act” or “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares. Recently issued proposed Treasury Regulations, however, generally eliminate withholding under FATCA on gross proceeds, which include certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former

United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if a Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and will be subject to U.S. federal withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. shareholder’s current and past ownership of a Fund.

In addition, if a Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled qualified investment entities.

GENERAL INFORMATION

Description of Shares

The Agreement and Declaration of Trust permits the Board of Trustees to establish and designate separate portfolios or funds of the Trust holding the assets of the Trust, the beneficial interests in each of which are represented by a separate series of shares. The Board of Trustees is permitted to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the particular Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share, except that the Class A and Class C shares are subject to distribution and service fees payable under the Distribution Plan. In the event of the dissolution or liquidation of a Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the applicable class of shares of the Fund owned by such shareholder available for distribution. The Board of Trustees may create additional classes of shares if deemed in the best interest of shareholders. The Board of Trustees has created twelve series of shares, and may create additional series in the future, which have separate assets and liabilities.

The Agreement and Declaration of Trust provides that the Board of Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Agreement and Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Agreement and Declaration of Trust also provides that the Trust shall indemnify any shareholder for any loss arising out of a claim or demand relating to such person being or having been a shareholder.

Ten shareholders holding the lesser of $25,000 worth or one percent of the Trust’s shares may advise the Board in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Board of Trustees will then, if requested by the applicants, mail at the applicants’ expense the applicants’ communication to all other shareholders.

The Trust or any Hotchkis & Wiley Fund may be terminated if approved by the vote of a majority of the Board of Trustees. If not so terminated, the Trust will continue indefinitely. In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

Expenses incurred by or attributable to a specific Fund are allocated entirely to that Fund. Expenses incurred by the Trust which do not relate to a specific Fund or Funds are allocated among the Funds per capita. Alternatively, such expenses may be allocated based upon the Funds’ relative net assets as of a recent date or using another methodology based upon the determination by persons authorized by the Board, including either the President or Treasurer of the Trust, that the alternative allocation methodology is fair and equitable taking into consideration the nature and type of the expenditure.

Except for any amendment that is required to be approved by shareholders by the 1940 Act or by this registration statement, the Trustees may, without shareholder vote, restate, amend or otherwise supplement the Agreement and Declaration of Trust. Shareholders do not have preemptive or conversion rights. Shares, when issued pursuant to a Prospectus of a Fund, are fully paid and non-assessable.

Purchase In-Kind

In limited circumstances and subject to the prior consent of a Fund, the Fund may accept payment for shares in securities. Investors may purchase Fund shares for consideration consisting of securities rather than cash when, in the judgment of the Advisor, the securities: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market. Transactions of this type are generally a taxable transaction. Before purchasing shares by tendering payment in-kind, investors are urged and advised to consult with their own tax advisor regarding the tax consequences of such a transaction.

Redemption In-Kind

If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, a Fund may pay the redemption price in part by a distribution in-kind of readily marketable securities from the portfolio of the Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder would incur brokerage costs in subsequently converting the assets into cash. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash. The Funds may also use redemption in-kind for certain Fund shares held by ReFlow.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, located at 695 Town Center Drive, Suite 1000, Costa Mesa, California 92626, has been selected as the independent registered public accounting firm of the Funds. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

Custodian and Securities Lending Agent – Hotchkis & Wiley Mutual Funds

U.S. Bank National Association, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian and securities lending agent of each Fund’s assets (the “Custodian”). The Custodian is responsible for safeguarding and controlling a Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments.

Custodian – Hotchkis & Wiley ETFs

U.S. Bank National Association, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian and securities lending agent of the Fund’s assets (the “Custodian”). The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments.

Transfer Agent

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) (“Transfer Agent”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Funds’ transfer agent pursuant to a transfer agency agreement and as the Funds’ fund accountant pursuant to a separate agreement. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

Compliance Services

ACA Group (“ACA”) provides compliance services to the Trust, including providing a qualified employee to serve as the Trust’s Chief Compliance Officer pursuant to Rule 38a-1 of the 1940 Act, under the terms of a Compliance Services Agreement between the Trust and ACA. The Board, including a majority of the Independent Trustees, has designated Adam Shoffner of ACA as Chief Compliance Officer of the Trust. For the base compliance services outlined in the agreement, the Trust pays ACA a fixed monthly fee. The Trust is also responsible for reasonable travel and out-of-pocket expenses incurred by ACA, as well as incremental fees for services in addition to base compliance services.

Legal Counsel for the Trust and the Independent Trustees

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, is counsel for the Trust and the Independent Trustees.

Reports to Shareholders

The fiscal year of each Fund ends on June 30 of each year. Each Fund sends to its shareholders at least semi-annually reports showing the Fund’s portfolio and other information. An annual report containing financial statements audited by the independent registered public accounting firm is included on Form N-CSR. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions. Only one copy of these reports is sent to the same household, unless a shareholder instructs otherwise.

Shareholder Inquiries

Shareholder inquiries may be addressed to a Fund at the address or telephone number set forth on the cover page of this SAI.

Additional Information

The Prospectus and this SAI do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Trust has filed with the Commission under the Securities Act and the 1940 Act, to which reference is hereby made.

The Advisor has granted the Trust the right to use the “Hotchkis & Wiley” name and has reserved the right to withdraw its consent to the use of such name by the Trust at any time or to grant the use of such name to any other company.

Principal Holders and Control Persons

All Trustees and officers as a group owned approximately the following percentages of the outstanding shares of the Funds as of July 31, 2026.

Large Cap Disciplined Value Fund	3.5%
Global Value Fund	15.3%
International Value Fund	21.2%
International Small Cap Diversified Value Fund	8.3%
Opportunities Fund	1.1%
SMID Cap Diversified Value Fund	6.6%

The Trustees and officers as a group owned less than 1% of the outstanding shares of the following Funds as of July 31, 2026: Large Cap Fundamental Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, and High Yield Fund.
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is any person who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders who have the power to vote a large percentage of shares (at least 25% of the voting shares of a Fund) of a particular Fund can control the Fund and determine the outcome of a shareholder meeting.

To the knowledge of the Trust, the following entities owned 5% or more of the outstanding shares of a class of a Fund as of July 31, 2026:

Name of Fund
Name of Principal Holder
Large Cap Disciplined Value Fund	Class I	Class A

Charles Schwab & Co., Inc.* 211 Main Street San Francisco, CA 94105-1901	25.33%	6.17%

Davis Family Trust George Davis & Kelly Davis, Trustee** c/o Hotchkis & Wiley Capital Management, LLC 601 South Figueroa Street, 39th Floor Los Angeles, CA 90017-5704	5.36	N/A

Merrill Lynch Pierce Fenner & Smith* 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	N/A	12.35%

National Financial Services LLC*,*** 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	7.79%	50.14%

Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0002	8.02%	N/A

LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	5.05%	N/A

US Bank NA Cust Cecilia A. McBride 777 E. Wisconsin Ave. Milwaukee, WI 53202	5.39%	N/A

Wells Fargo Clearing Services LLC* 2801 Market Street Saint Louis, MO 63103-2523	17.70%	7.00%

Large Cap Fundamental Value Fund	Class I	Class A	Class Z

Charles Schwab & Co., Inc.* 211 Main Street San Francisco, CA 94105-1901	7.75%	N/A	12.31%

Edward D. Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	N/A	N/A	44.28%

Merrill Lynch Pierce Fenner & Smith* 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	5.24%	10.80%	N/A

National Financial Services LLC* 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	15.49%	41.64%	N/A

Pershing LLC*, *** 1 Pershing Plaza Jersey City, NJ 07399-0002	48.47%	6.76%	N/A

ReFlow Fund LLC* 650 California Street, Suite 2700 San Francisco, CA, 94108-2608	N/A	N/A	13.24%

State Street Bank Trustee and/or Custodian FBO ADP Access Products* 1 Lincoln Street Boston, MA 02111-2901	N/A	N/A	25.93%

Talcott Resolution Life Insurance Company Separate Account* PO Box 5051 Hartford, CT 06102-5051	N/A	8.92%	N/A

Mid-Cap Value Fund	Class I	Class A	Class Z	ETF Class

Charles Schwab & Co., Inc.* 211 Main Street San Francisco, CA 94105-1901	7.63%	7.15%	N/A	N/A

Edward D. Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	N/A	N/A	52.90%	N/A

LPL Financial 4707 Executive Dr. San Diego, CA 92121-3091	6.66%	N/A	N/A	N/A

Merrill Lynch Pierce Fenner & Smith* 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	9.57%	13.73%	16.83%	N/A

Morgan Stanley Smith Barney LLC* 1 New York Plaza, Floor 12 New York, NY 10004-1965	N/A	9.01%	N/A	N/A

National Financial Services LLC *,*** 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	24.58%	40.34%	N/A	N/A

Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0002	6.65%	N/A	N/A	N/A

State Street Bank Trustee and/or Custodian FBO ADP Access Products* 1 Lincoln Street Boston, MA 02111-2901	N/A	N/A	23.88%	N/A

Vanguard Fiduciary Trust Company* 400 Devon Park Drive L23 Wayne, PA 19087-1816	10.66%	N/A	N/A	N/A

Wells Fargo Clearing Services LLC* 2801 Market Street Saint Louis, MO 63103-2523	12.54%	10.93%	N/A	N/A

Small Cap Value Fund	Class I	Class A	Class C	Class Z

Charles Schwab & Co., Inc.* 211 Main Street San Francisco, CA 94105-1901	9.59%	10.00%	N/A	N/A

Edward D. Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	N/A	N/A	N/A	14.36%

Empower Trust FBO Pearson Retirement Plan 401(K)* 8525 East Orchard Road Greenwood Village, CO 80111-5002	6.89%	N/A	N/A	N/A

LPL Financial* 4707 Executive Drive San Diego, CA 92121-3091	15.90%	5.04%	9.49%	N/A

Merrill Lynch Pierce Fenner & Smith*,*** 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	43.19%	13.93%	16.41%	8.21%

Morgan Stanley Smith Barney LLC* 1 New York Plaza, Floor 12 New York, NY 10004-1932	N/A	N/A	13.73%	N/A

National Financial Services LLC* 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	N/A	28.08%	19.65%	N/A

Nationwide Trust Company FSB FBO Participating Retirement Plans NTC-PLNS* c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	N/A	N/A	N/A	43.10%

Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0002	5.04%	5.22%	6.10%	N/A

Wells Fargo Clearing Services LLC* 2801 Market Street Saint Louis, MO 63103-2523	5.63%	5.91%	24.32%	N/A

Small Cap Diversified Value Fund	Class I	Class A	Class Z

ATTN: Mutual Fund Administrator C/o Principal Financial ID 636* SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	N/A	N/A	23.58%

Capinco c/o U.S. Bank N.A.* 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212-3958	N/A	N/A	21.03%

Charles Schwab & Co., Inc.*, *** 211 Main Street San Francisco, CA 94105-1901	70.77%	13.40%	N/A

Empower Trust FBO Great West IRA Advantage C/O Fascore LLC 8515 E. Orchard Rd 2T2 Greenwood Village, CO 80111-5002	N/A	10.59%	N/A

National Financial Services LLC* 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	13.49%	69.95%	5.22%

Northern Trust As Custodian FBO Grant Thornton ERP* PO Box 92956 Chicago, IL 60611	N/A	N/A	7.94%

Reliance Trust Co FBO Comerica EB R/R PO Box 570788 Atlanta, GA 30357-3114	N/A	N/A	10.47%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	N/A	5.59%	N/A

TIAA Trust, N.A. Custodian/Trustee FBO Retirement Plans For Which TIAA Acts as Recordkeeper* Attn: Fund Operations 8500 Andrew Carnegie Boulevard Charlotte, NC 28262-8500	N/A	N/A	13.93%

Global Value Fund	Class I	Class A	ETF Class

National Financial Services LLC* 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	N/A	83.82%	N/A
Charles Schwab & Co. Inc. Reinvestment Account Attn: Mutual Funds Dept 211 Main St San Francisco CA 94105-1901	57.34%	7.76%	N/A

Davis Family Trust George Davis & Kelly Davis, Trustee** c/o Hotchkis & Wiley Capital Management, LLC 601 South Figueroa Street, 39th Floor Los Angeles, CA 90017-5704	12.98%	N/A	N/A

State Street Bank Trustee and/or Custodian FBO ADP Access Products* 1 Lincoln Street Boston, MA 02111-2901	20.39%	N/A	N/A

Global Value Fund	Class I	Class A	ETF Class
Vanguard Brokerage Services P.O. Box 1170 Valley Forge, PA 19482-1170	N/A	7.76%	N/A

International Value Fund	Class I	ETF Class

Cede & Co. 55 Water Street New York, NY 10041-0004	N/A	100.00%

The D Green Living Trust David E. Green, Trustee** c/o Hotchkis & Wiley Capital Management, LLC 601 South Figueroa Street, 39th Floor Los Angeles, CA 90017-5704	9.33%	N/A

Davis Family Trust George Davis & Kelly Davis, Trustee** c/o Hotchkis & Wiley Capital Management, LLC 601 South Figueroa Street, 39th Floor Los Angeles, CA 90017-5704	20.94%	N/A

Hotchkis & Wiley Capital Management, LLC**,*** 601 South Figueroa Street, 39th Floor Los Angeles, CA 90017-5704	38.32%	N/A

Scott McBride** c/o Hotchkis & Wiley Capital Management, LLC 601 South Figueroa Street, 39th Floor Los Angeles, CA 90017-5704	12.44%	N/A

State Street Bank Trustee and/or Custodian FBO ADP Access Products* 1 Lincoln Street Boston, MA 02111-2901	8.06%	N/A

International Small Cap Diversified Value Fund	Class I	ETF Class

Davis Family Trust George Davis & Kelly Davis, Trustee** c/o Hotchkis & Wiley Capital Management, LLC 601 South Figueroa Street, 39th Floor Los Angeles, CA 90017-5704	6.81%	N/A

Hotchkis & Wiley Capital Management, LLC**, *** 601 South Figueroa Street, 39th Floor Los Angeles, CA 90017-5704	80.44%	N/A

Judd E Peters** c/o Hotchkis & Wiley Capital Management, LLC 601 South Figueroa Street, 39th Floor Los Angeles, CA 90017-5704	5.45%	N/A

Opportunities Fund	Class I	Class A	Class C	Class Z	ETF Class

Charles Schwab & Co., Inc.* 211 Main Street San Francisco, CA 94105-1901	16.38%	17.46%	N/A	N/A	N/A

Cede & Co. 55 Water Street New York, NY 10041-0004	N/A	N/A	N/A	N/A	100.00%

The D Green Living Trust David E. Green, Trustee** c/o Hotchkis & Wiley Capital Management, LLC 601 South Figueroa Street, 39th Floor Los Angeles, CA 90017-5704	N/A	N/A	N/A	51.73%	N/A

LPL Financial* 4707 Executive Drive San Diego, CA 92121-3091	N/A	N/A	26.52%	N/A	N/A

Merrill Lynch Pierce Fenner & Smith*, *** 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	40.27%	21.20%	15.22%	6.00%	N/A

National Financial Services LLC* 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	10.08%	13.98%	5.03%	N/A	N/A

Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0002	10.11%	N/A	N/A	N/A	N/A

State Street Bank Trustee and/or Custodian FBO ADP Access Products* 1 Lincoln Street Boston, MA 02111-2901	N/A	N/A	N/A	36.96%	N/A

Wells Fargo Clearing Services LLC* 2801 Market Street Saint Louis, MO 63103-2523	8.53%	12.08%	18.30%	N/A	N/A

High Yield Fund	Class I	Class A	Class Z	ETF Class

Charles Schwab & Co., Inc.*,*** Special Custody A/C Fbo Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	49.10%	17.57%	6.01%	N/A

Empower Trust Fbo Hotchkis & Wiley High Yield I 8525 E Orchard Rd Greenwood Vlg, CO 80111-5002	10.21%	N/A	N/A	N/A

LPL Financial* 4707 Executive Drive San Diego, CA 92121-3091	N/A	5.16%	N/A	N/A

Maril & Co. FBO R9 c/o Reliance Trust Company* 4900 West Brown Deer Road Milwaukee, WI 53223-2422	N/A	N/A	9.90%	N/A

High Yield Fund	Class I	Class A	Class Z	ETF Class
National Financial Services LLC* For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept 4th Fl 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	24.26%	31.41%	N/A	N/A

Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0002	N/A	31.07%	N/A	N/A

SEI Private Trust Company*,*** 1 Freedom Valley Drive Oaks, PA 19456-9989	N/A	N/A	67.51%	N/A

SMID Cap Diversified Value Fund

Davis Family Trust George Davis & Kelly Davis, Trustee** c/o Hotchkis & Wiley Capital Management, LLC 601 South Figueroa Street, 39th Floor Los Angeles, CA 90017-5704	6.60%

*Owner of record.
**Beneficial owner.
***Entity was the owner of record (although not necessarily the beneficial owner) of more than 25% of the outstanding shares of the Fund, and therefore may be presumed to “control” the Fund, as that term is defined by the 1940 Act. As a control person of the Fund, such entity may, by voting its shares of the Fund, be able to determine the outcome of a shareholder vote on matters requiring shareholder approval.

There were no principal shareholders of the following classes of the Funds as of July 31, 2026 because these shares are not currently offered to investors: Class A shares of the International Value Fund and International Small Cap Diversified Value Fund; and Class Z shares of the Large Cap Disciplined Value Fund, Global Value Fund, International Value Fund and International Small Cap Diversified Value Fund.

FINANCIAL STATEMENTS

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years, or since inception if less than five years. The audited financial statements and financial highlights of each Fund for the fiscal year ended June 30, 2026, as set forth in the Funds’ Form N-CSR, including the notes thereto and the report of the independent registered public accounting firm, are incorporated by reference into this SAI. You may request a copy of the financial statements at no charge by calling 1-866-HW-FUNDS (1-866-493-8637). Financial statements certified by the independent registered public accounting firm will be filed on Form N-CSR annually.

APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES
HOTCHKIS & WILEY CAPITAL MANAGEMENT
OUR MANDATE
Our primary responsibility is to act as a fiduciary for our clients when voting proxies. We evaluate and vote each proposed proxy in a manner that maximizes long-term shareholder value.

There are instances such as unique client guidelines, regulatory requirements, share blocking, securities lending, or other technical limitations where we are unable to vote a particular proxy. In those instances where we do not have voting responsibility, we will generally forward our recommendation to such person our client designates.

OUR PROCESS
Analyst Role
To the extent we are asked to vote a client’s proxy, our investment analysts are given the final authority on how to vote a particular proposal as these analysts’ understanding of the company makes them the best person to apply our policy to a particular company’s proxy ballot.

Voting Resources
To assist our analysts in their voting, we provide them with a report that compares the company’s board of directors’ recommendation against H&W’s proxy policy guideline recommendation and with third-party proxy research (Institutional Shareholder Services “ISS” benchmarks) and third-party ESG analysis (Morgan Stanley Capital International “MSCI”).

Engagement
As part of our normal due diligence and monitoring of investments, we engage management, board members, or their representatives on material business issues including environmental, social, and governance (“ESG”) matters. Each proxy to be voted is an opportunity to give company management and board members formal feedback on these important matters.

If our policy recommendation is contrary to management’s recommendation, our analyst is expected, but not required, to engage management. If the ballot issue is a materially important issue (i.e., the issue impacts the intrinsic value of the company), the analyst is required to engage with the company. Based on the engagement and the analyst’s investment judgment, the analyst will submit a vote instruction to the Managing Director of Portfolio Services via email.

Collaboration
We are not “activists” and we do not form ”groups” as defined by the SEC. However, we do engage with other institutional shareholders on important ESG proxy matters.

Exceptions To Policy
Any deviation from the H&W policy recommendation requires a written statement from the analyst that summarizes their decision to deviate from policy. Typical rationales include the issue raised is not material, the proposal is moot (e.g., the company already complies with proposal), the company has a credible plan to improve, policy does not fit unique circumstances of company, analyst’s assessment of the issue is in-line with intent of policy, or the proposal usurps management's role in managing the company.

Exceptions to policy are reviewed annually by the ESG Investment Oversight Group.

Administration
The Managing Director of Portfolio Services coordinates the solicitation of analysts’ votes, the collection of exception rationales, and the implementation of those votes by our third-party proxy advisor, ISS.

CONFLICTS OF INTEREST
All conflicts of interest are adjudicated based on what is deemed to be in the best interest of our clients and their beneficiaries. Our Proxy Oversight Committee (“POC”) is responsible for reviewing proxies voted by the firm to determine that the vote was consistent with established guidelines in situations where potential conflicts of interests may exist when
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voting proxies. In general, when a conflict at the firm level presents itself, we will follow the recommendation of our third-party proxy advisor, ISS.

OVERSIGHT AND ROLES
ESG Investment Oversight Group
The ESG Investment Oversight Group is responsible for overseeing all ESG investment related issues. This mandate includes oversight of proxy voting policies and procedures as they relate to investment activity including the monitoring of proxy engagements, review of proxy voting exceptions and rationales, assessment of proxy voting issues, determination of ESG proxy goals, and education of investment staff on proxy matters. The group is staffed by members of the investment team and reports to the firm’s Chief Executive Officer.

Proxy Oversight Committee
The Proxy Oversight Committee is responsible for overseeing proxy administration and conflicts of interest issues. The committee is comprised of the Chief Operating Officer, Chief Compliance Officer, the chair of the ESG Investment Oversight Group, and Managing Director of Portfolio Services. This group oversees H&W’s proxy voting policies and procedures by providing an administrative framework to facilitate and monitor the exercise of such proxy voting and to fulfill the obligations of reporting and recordkeeping under the federal securities laws. This committee manages our third-party proxy advisory relationship.

Investment Analyst
The investment analyst is responsible for analyzing and voting all proxies. The investment analyst has the final authority on individual proxy votes. The ESG Investment Oversight Group has final authority on creating and amending the proxy policy.

VOTING GUIDELINES
This section summarizes our stance on important issues that are commonly found on proxy ballots, though each vote is unique and there will be occasional exceptions to these guidelines. The purpose of our proxy guidelines is to ensure decision making is consistent with our responsibilities as a fiduciary.

These guidelines are divided into seven categories based on issues that frequently appear on proxy ballots.

•Boards and Directors
•Environmental and Social Matters
•Auditors and Related Matters
•Shareholder Rights
•Capital and Restructuring
•Executive and Board Compensation
•Routine and Miscellaneous Matters

Boards and Directors
Board Independence
We believe an independent board is crucial to protecting and serving the interests of public shareholders. We will generally withhold from or vote against any insiders when such insider sits on the audit, compensation, or nominating committees; or if independent directors comprise less than 50% of the board. Insiders are non- independent directors who may have inherent conflicts of interest that could prevent them from acting in the best interest of shareholders. Examples of non-independent directors include current and former company executives, persons with personal or professional relationships with the company and or its executives, and shareholders with large ownership positions.

Board Composition
We believe directors should attend meetings, be focused on the company, be responsive to shareholders, and be accountable for their decisions.

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We will generally withhold from or vote against directors who attend less than 75% of meetings held during their tenure without just cause, sit on more than 5 public company boards (for CEOs only 2 outside boards), support measures that limit shareholder rights, or fail to act on shareholder proposals that passed with a majority of votes.

Board Diversity & DEI Matters
For shareholder proposals concerning DEI issues, we generally follow management’s recommendations unless our analyst identifies a significant deficiency in this area.

Board Size
We do not see a standard number of directors that is ideal for all companies. In general, we do not want to see board sizes changed without shareholder approval as changing board size can be abused in the context of a takeover battle.

Board Tenure
In general, we will evaluate on a case-by-case basis whether the board is adequately refreshed with new talent and the proposed changes are not designed to reduce board independence.

Classified Boards
We oppose classified boards because, among other things, it can make change in control more difficult to achieve and limit shareholder rights by reducing board accountability.

Cumulative Voting
Generally, we oppose cumulative voting because we believe that economic interests and voting interests should be aligned in most circumstances.

Independent Board Chair
Generally, we favor a separate independent chair that is not filled by an insider. If the CEO is also the board chair, we require 2/3 of the board to be independent, a strong independent director (i.e., has formal input on board agendas and can call/preside over meetings of independent directors), and the CEO cannot serve on the nominating or compensation committees.

Proxy Contests
Proxy contests are unusual events that require a case-by-case assessment of the unique facts and circumstances of each contested proxy campaign. Our policy is to defer to the judgement of our analysts on what best serves our clients’ interests. Our analysts will evaluate the validity of the dissident’s concerns, the likelihood that the dissident plan will improve shareholder value, the qualifications of the dissident’s candidates, and management’s historical record of creating or destroying shareholder value.

Risk Oversight
Generally, companies should have established processes for managing material threats to their businesses, including ESG risks. We encourage transparency and vote to improve transparency to help facilitate appropriate risk oversight.

Environmental and Social Matters
We believe the oversight of all material risks, including environmental and social risks, that may affect future earnings, cash flow, and liabilities is an important responsibility of the board of directors and essential to a well-managed company. We evaluate shareholder proposals related to environmental and social matters on a case-by-case basis to assess the issue’s materiality and potential impact on the business’s economic value.

Auditors and Related Matters
Generally, we will support the board’s recommendation of auditors provided that the auditors are independent, non-audit fees are less than the sum of all audit and tax related fees, and there are no indications of fraud or misleading audit opinions.

Shareholder Rights
We do not support proposals that limit shareholder rights. When a company chronically underperforms minimal expectations due to poor execution, poor strategic decisions, or poor capital allocation, there may arise the need for shareholders to effect change at the board level. Proposals that have the effect of entrenching boards or managements,
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thwarting the will of the majority of shareholders, or advantaging one class of shareholders at the expense of other shareholders will not be supported.

Amendment to Charter/Articles/Bylaws
We do not support proposals that give the board exclusive authority to amend the bylaws. We believe amendments to charter/articles/bylaws should be approved by a vote of the majority of shareholders.

One Share, One Vote
Generally, we do not support proposals to create dual class voting structures that give one set of shareholders super voting rights that are disproportionate from their economic interest in the company. Generally, we will support proposals to eliminate dual class structures.

Poison Pills
In general, we do not support anti-takeover measures such as poison pills. Such actions can lead to outcomes that are not in shareholders’ bests interests and impede maximum shareholder returns. It can also lead to management entrenchment. We may support poison pills intended to protect NOL assets.

Proxy Access
Generally, we support proposals that enable shareholders with an ownership level of 3% for a period of three years or more, or an ownership level of 10% and a holding period of one year or more.

Right to Act by Written Consent
We believe that shareholders should have the right to solicit votes by written consent in certain circumstances. These circumstances generally include but are not limited to situations where more than a narrow group of shareholders support the cause to avoid unnecessary resource waste, the proposal does not exclude minority shareholders to the benefit of a large/majority shareholder, and shareholders receive more than 50% support to set up action by written consent.

Special Meetings
Generally, we support proposals that enable shareholders to call a special meeting provided shareholders own at least 15% of the outstanding shares.

Virtual Meetings
We believe shareholders should have the opportunity to participate in the annual and special meetings, as current communications technology such as video conferencing is broadly available to facilitate such interactions. This improves shareholders’ ability to hear directly from management and the board of the directors, and to provide feedback as needed.

Capital and Restructuring
Events such as takeover offers, buyouts, mergers, asset purchases and sales, corporate restructuring, recapitalizations, dilutive equity issuance, or other major corporate events are considered by our analysts on a case-by-case basis. Our policy is to vote for transactions that maximize the long-term risk adjusted return to shareholders considering management’s historical record of creating shareholder value, the likelihood of success, and the risk of not supporting the proposal.

Dual Class Shares
We do not support dual class shares unless the economic and voting interests are equal.

Issuance of Common Stock
In general, we will consider the issuance of additional shares in light of the stated purpose, the magnitude of the increase, the company’s historical shareholder value creation, and historical use of shares. We are less likely to support issuance when discounts or re-pricing of options has been an issue in the past.

Executive and Board Compensation
We expect the board of directors to design, implement, and monitor pay practices that promote pay-for-performance, alignment of interest with long-term shareholder value creation, retention and attraction of key employees. In general, we will evaluate executive compensation in light of historical value creation, peer group pay practices, and our view on management’s stewardship of the company.
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We expect the board of directors to maintain an independent and effective compensation committee that has members with the appropriate skills, knowledge, experience, and ability to access third-party advice.

We expect the board of directors to provide shareholders with clear and understandable compensation disclosures that enable shareholders to evaluate the effectiveness and fairness of executive pay packages.

And finally, we expect the board of directors’ own compensation to be reasonable and not set at a level that undermines their independence from management.

Golden Parachutes
Golden parachutes can serve as encouragement to management to consider transactions that benefit shareholders; however, substantial payouts may present a conflict of interest where management is incentivized to support a suboptimal deal. We view cash severance greater than 3x base salary and bonus to be excessive unless approved by a majority of shareholders in a say-on-pay advisory vote.

Incentive Options and Repricing
We generally support long-term incentive programs tied to pay-for-performance. In general, we believe 50% or more of top executive pay should be tied to long-term performance goals and that those goals should be tied to shareholder value creation metrics. We do not support plans that reset when management fails to attain goals or require more than 10% of outstanding shares to be issued. In general, we do not support the exchange or repricing of options.

Say-on-Pay
We believe annual say-on-pay votes are an effective mechanism to provide feedback to the board on executive pay and performance. We support non-binding proposals that are worded in a manner such that the actual implementation of the plan is not restricted. In general, we will vote against plans where there is a serious misalignment of CEO pay and performance or the company maintains problematic pay practices. In general, we will withhold votes from members of the compensation committee if there is no say-on-pay on the ballot, the board fails to respond to a previous say-on-pay proposal that received less than 70% support, the company has implemented problematic pay practices such as repricing options or its pay plans are egregious.

Routine and Miscellaneous Matters
We generally support routine board proposals such as updating bylaws (provided they are of a housekeeping nature), change of the corporate name or change of the time or location of the annual meeting.

Adjournment of Meeting
We do not support proposals that give management the authority to adjourn a special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements
We do not support proposals to reduce quorum requirements for shareholder meetings without support from a majority of the shares outstanding without compelling justification.

Other Business
We do not support proposals on matters where we have not been provided sufficient opportunity to review the matters at hand.

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APPENDIX B — DESCRIPTION OF RATINGS

Short-Term Credit Ratings

An S&P Global Ratings (“S&P”) issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The following summarizes the rating categories used by S&P for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.

Moody’s Investors Service, Inc. (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

A Fitch Ratings (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:
B-1

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The Morningstar DBRS short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

B-2

Long-Term Credit Ratings

The following summarizes the ratings used by S&P for long-term issue credit ratings:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations issuer by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

B-3

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
“BB” – Securities considered to be speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – “CCC” ratings indicate that substantial credit risk is present.

“CC” – “CC” ratings indicate very high levels of credit risk.

“C” – “C” ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The Morningstar DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Credit ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:
B-4

“AAA” - Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC” - Long-term debt rated “CCC” is of very highly speculative credit quality. In danger of defaulting on financial obligations.

“CC” and “C” - Long-term debt rated in any of these categories is distressed. The “CC” rating level is generally applied to financial obligations that are seen as highly likely to default or that are subordinated to financial obligations rated in the “CCC” to “B” range. The “C” rating level characterizes financial obligations for which default has not technically taken place but is considered unavoidable.

“D” and “SD” - A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy a financial obligation after the exhaustion of grace periods, or in cases of a “distressed exchange”, a downgrade to “D” (Default) may occur. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are affected, for example in a “distressed exchange”.

Municipal Note Ratings

An S&P U.S. municipal note rating reflects S&P opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P's analysis will review the following considerations:

•Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – "D" is assigned to a municipal note upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the Municipal Investment Grade (“MIG”) scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

B-5

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

For variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the Variable Municipal Investment Grade (“VMIG”) scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

For VRDOs, Moody’s typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

Industrial development bonds in the U.S. where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

About Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch publishes credit ratings that are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Fitch credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. Fitch credit ratings are assigned to corporations, sovereign entities, and financial institutions, such as banks, leasing companies and insurers, and public finance entities (local and regional governments).

Morningstar DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by Morningstar DBRS, which information is not audited or verified by Morningstar DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

B-6

Hotchkis and Wiley Funds Prospectus August 28, 2026 ETF Class Shares
Mid-Cap Value Fund	Global Value Fund
HWMV	Ticker: HWGV
Exchange: Nasdaq*	Exchange: Nasdaq

International Value Fund	International Small Cap Diversified Value Fund
Ticker: HWIV	Ticker: not currently offered
Exchange: Nasdaq	Exchange: N/A

Opportunities Fund (formerly, Value Opportunities Fund)	High Yield Fund (not currently offered)
Ticker: HWO	Ticker: not currently offered
Exchange: Nasdaq	Exchange: N/A

This Prospectus describes the ETF Class shares of each Fund which are for long-term investors. The Funds’ ETF Class shares are listed on a national securities exchange and, unlike mutual fund shares, are not individually redeemable. In addition to the ETF Class shares, each Fund also offers a conventional mutual fund share class in a separate prospectus.

*The ETF Class shares will not commence trading unless and until the initial Authorized Participant effects the minimum initial purchase.

The Securities and Exchange Commission has not approved or disapproved these securities or the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

HOTCHKIS AND WILEY FUNDS

Fund Summary: Hotchkis and Wiley Funds
MID-CAP VALUE FUND ETF Class Shares
Investment Objective. The Fund seeks capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell ETF Class shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary about whether such a commission may apply to your transaction.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.19%
Total Annual Fund Operating Expenses(a)	0.94%
(a)Hotchkis & Wiley Capital Management, LLC has contractually agreed to waive management fees and/or reimburse expenses (excluding sales loads, taxes, leverage interest, brokerage commissions, redemption liquidity service expenses, if any, acquired fund fees and expenses, if any, expenses incurred in connection with any merger or reorganization and extraordinary expenses) of the ETF Class shares of the Fund through August 29, 2027 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed 1.05%. The agreement may only be terminated with the consent of the Board of Trustees.

Example. This example is intended to help you compare the cost of investing in the Fund’s ETF Class shares with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund’s ETF Class shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown.

1 Year	3 Years	5 Years	10 Years
$96	$300	$520	$1,155

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategy. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies that meet Hotchkis & Wiley Capital Management, LLC’s (the “Advisor”) definition of value. The Advisor considers mid-cap companies to be those with market capitalizations like those found in the Russell Midcap® Index over the prior twelve months. The market capitalization range of the Index changes constantly, but as of June 30, 2026, the range was from $2,257 million to $90.3 billion. Market capitalization is measured at the time of initial purchase. The Fund may invest in the securities of small capitalization companies and in foreign (non-U.S.) securities.

The Advisor believes value companies to be companies that are undervalued in the marketplace. The Advisor considers traditional and other measures of value, such as (1) whether the company is included in a third-party value benchmark; (2) whether the company falls below the relevant equity market index average for any “value” metric, such as price-to-earnings ratio; price-to-book value ratio; price-to-cash flow ratio; price-to-sales ratio; or enterprise value-to-EBITDA, among others; or (3) the Advisor determines, based on a reasonable, consistently applied investment process, that the company exhibits characteristics commonly associated with value investments, even if it does not satisfy one or more of the specific metrics described above. In making this determination, the Advisor generally considers whether the company’s market price appears to undervalue its intrinsic value, including due to factors such as temporary business or market dislocation, cyclical pressures, or the company being out of favor with investors. For example, the Advisor may determine that a company constitutes a value investment where its current market price is below the Advisor’s assessment of intrinsic value, as derived from a discounted cash flow analysis or comparable company valuation multiples; provided that such determination is supported by fundamental or valuation-based analysis and one or more valuation or financial indicators (which may include, among others, earnings, cash flow, asset values, or comparable company analysis), as applied within the Advisor’s investment process.

The Fund seeks to invest in companies whose future prospects are misunderstood or not fully recognized by the market. The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior, such as investment decisions driven by emotions, biases, or cognitive errors. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research. With the exception of diversification guidelines, the Fund does not employ predetermined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) portfolio diversification. Relative valuation involves selling an investment when a company’s valuation metrics become high relative to comparable companies, the market, or its historical levels. Fundamental

HOTCHKIS AND WILEY FUNDS	1

Fund Summary: Hotchkis and Wiley Funds
operating trends involves selling an investment when there is evidence of a decline in a company’s underlying business performance or industry conditions. Deterioration of fundamentals involves selling an investment when a company’s underlying business or industry fundamentals, such as revenue or earnings, weaken. Portfolio diversification refers to selling holdings to maintain balance, manage risk, and optimize returns.

As of the date of this Prospectus, the top sector represented by the Fund’s underlying investments was financials. The Fund’s investments in various sectors may change over time.

Principal Investment Risks. As with any ETF, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of investing in the Fund are described in this section.

Market Risk. Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries represented in the securities markets. These factors include general domestic or foreign economic, political or financial market conditions, rates of economic growth and employment, trade and monetary policy, interest rates, inflation, and currency rates. Natural disasters, public health emergencies (including pandemics and epidemics), global conflict and war, military conflict, climate change, terrorism and other unforeseeable events that adversely affect individual companies, industries, sectors, and/or segments of the market, may lead to instability in world economies and markets and may have negative long-term effects. Any of such factors could have a materially negative impact on the value of the Fund’s shares or the liquidity of an investment and may result in increased market volatility. Financial markets also may be adversely affected by concerns regarding government debt levels, fiscal deficits, sovereign borrowing needs, and the sustainability of fiscal policies, which may contribute to increased interest rates, market volatility, reduced liquidity, or changes in investor sentiment. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value (“NAV”), the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Style Risk. The Advisor follows an investing style that favors value investments. Value investing style may over time go in and out of favor in certain market cycles. At times when the value investing style is out of favor, the Fund's performance may be negatively impacted. Investors should be prepared to tolerate volatility in Fund returns.

Equity Securities Risk. Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets or particular industries represented by those markets, including poor management on the part of the stock’s issuer, shrinking product demand and other business risks, such as rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence).

Capitalization Risk. Investment in small and mid-cap companies may involve more risk than investing in larger, more established companies. Small and mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or mid-cap company may lose substantial value. In addition, small and mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Active Management Risk. The Fund is subject to active management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark. The Advisor may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant performance deviation relative to its benchmarks. The Advisor does not seek to replicate the performance of any index.

Financials Sector Risk. As of the date of this Prospectus, the Fund currently invests a significant portion of its assets in companies in the financials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions. Changing interest rates could reduce the profitability of certain types of companies in the financials sector. Financial companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Significant events may have a negative impact on economies and financial markets worldwide, resulting in higher debt defaults, loan write-offs, and government intervention, and potentially the failure of some financial institutions, each of which would reduce investment performance of financials sector companies held by the Fund.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk. The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and

2	HOTCHKIS AND WILEY FUNDS

Fund Summary: Hotchkis and Wiley Funds
may suffer from increased foreign government action, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to the investment risks associated with that region or country, although the Advisor does not intend to focus on a specific geographic region or country. Foreign securities can be less liquid and more difficult to value than other securities.

Adverse political, economic or social developments, as well as U.S. and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the Fund’s investments, prevent the Fund from realizing the full value of its investments or prevent the Fund from selling securities it holds.

Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Multi-Class ETF Fund Structure Risk. Due to the structural and operational differences of mutual funds and ETFs, shareholders of the mutual fund and ETF Class shares of a Multi-Class ETF Fund will have differing shareholder rights with respect to exchange privileges, how shares are purchased and redeemed, the timing of dividend declarations and payments, and the timing and ability to automatically reinvest dividends. In addition, because all of the classes of a Multi-Class ETF Fund are based on the same Fund, transactions through one class could generate portfolio transaction costs and tax consequences for shareholders in other classes. For example, shareholders of ETF Class shares of a Multi-Class ETF Fund (i.e., as opposed to shareholders of a standalone ETF) have the potential to experience greater portfolio transaction costs and taxable capital gains distributions as a result of purchases and redemptions by shareholders of mutual fund classes of the Fund, as well as costs due to cash drag associated with the Fund holding the cash necessary to satisfy redemptions of the mutual fund classes shares, which could negatively impact the ETF Class shares’ performance. At the same time, shareholders of all classes of a Multi-Class ETF Fund might benefit from cost savings and economies of scale to the extent that the multiple classes draw additional assets to the Multi-Class ETF Fund.

ETF Structure Risk. The ETF Class shares of the Fund are structured as an ETF and as a result are subject to the following special risks, including:

•Not Individually Redeemable. ETF Class shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough ETF Class shares to constitute a Creation Unit.
•Trading Issues. An active trading market for the ETF Class shares may not be developed or maintained by market makers or authorized participants. Authorized participants are not obligated to make a market in the ETF Class shares or to submit purchase or redemption orders for creation units, which may widen bid-ask spreads. Trading in ETF Class shares on the Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in ETF Class shares inadvisable, such as extraordinary market volatility. There can be no assurance that ETF Class shares will continue to meet the listing requirements of the Exchange. If the ETF Class shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.
•Market Price Variance Risk. The market prices of ETF Class shares will fluctuate in response to changes in NAV and supply and demand for ETF Class Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that ETF Class shares may trade at a discount to NAV.
•In times of market stress, market makers may step away from their role market making in the shares of ETFs and in executing trades, which can lead to differences between the market value of shares and an ETF’s NAV.
•The market price of the ETF Class shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for ETF Class shares than an ETF’s NAV, which is reflected in the bid and ask price for ETF Class shares or in the closing price.
•When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the ETF Class shares is open, there may be changes from the last quote of the closed market and the quote from an ETF’s domestic trading day, which could lead to differences between the market value of the ETF Class shares and an ETF’s NAV.
•In stressed market conditions, the market for the ETF Class shares may become less liquid in response to the deteriorating liquidity of an ETF's portfolio. This adverse effect on the liquidity of the shares may, in turn, lead to differences between the market value of the ETF's Class shares and an ETF's NAV.

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Fund Summary: Hotchkis and Wiley Funds

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, ETF Class shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of ETF Class shares will approximate the Fund’s NAV, there may be times when the market price of ETF Class shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of ETF Class shares or during periods of market volatility. As a result, investors may pay significantly more or significantly less for ETF Class shares than the Fund’s NAV, which is reflected in the bid and ask price for ETF Class shares or in the closing price. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for ETF Class shares in the secondary market, in which case such premiums or discounts may be significant.

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. The ETF Class shares of the Fund are a new class of shares for which performance information is not available, and therefore, for periods prior to the inception of the ETF Class shares, the bar chart shows changes in the Fund’s performance from year to year for Class I shares (the class with the longest period of annual returns), a mutual fund class of shares of the Fund not offered in this Prospectus. The table, which includes all applicable fees and sales charges, shows how the Fund’s mutual fund class shares average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance and additional indices that reflect the market sectors in which the Fund invests. Returns of the ETF Class shares of the Fund may vary from the returns of the Class I shares to the extent the expenses of the share classes differ. The ETF Class shares are generally expected to have expenses that are the same as or lower than Class I. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at https://www.hwcm.com/etfs-landing/resources/literature/ or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).

The inception dates for the Fund’s Class I, Class A and Class Z shares are January 2, 1997, January 2, 2001, and September 30, 2019, respectively. Performance of Class Z shares prior to September 30, 2019 reflects the historical performance of the Fund’s original share class (Class I).

Calendar Year Total Returns as of December 31

The calendar year-to-date return for the Fund’s Class I shares as of June 30, 2026 was 11.72%. During the period shown in the bar chart, the highest return for a quarter was 43.41% (quarter ended December 31, 2020) and the lowest return for a quarter was -47.74% (quarter ended March 31, 2020).

Average Annual Total Returns(1)
(for the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Mid-Cap Value Fund
Return Before Taxes – Class I	7.87%	13.64%	8.51%
Return After Taxes on Distributions – Class I	7.52%	13.40%	8.00%
Return After Taxes on Distributions and Sale of Fund Shares – Class I	4.91%	10.94%	6.80%
Return Before Taxes – Class A	2.00%	12.20%	7.70%
Return Before Taxes – Class Z	8.02%	13.79%	8.60%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)	11.05%	9.83%	9.78%
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	10.60%	8.67%	11.01%
(1)As of December 31, 2025, the ETF Class shares of the Fund had not yet commenced operations. Performance shown is from the Fund’s mutual fund class of shares not offered in this Prospectus. Returns for the ETF Class shares and mutual fund class shares may vary due to differences in their expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are tax-exempt or who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

4	HOTCHKIS AND WILEY FUNDS

Fund Summary: Hotchkis and Wiley Funds
In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides a tax deduction that benefits the investor.

Management

Advisor. Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
George H. Davis, Jr.	Executive Chairman and Portfolio Manager	1997
Stan Majcher, CFA	Portfolio Manager	1997
Hunter Doble, CFA	Portfolio Manager	2019

Purchase and Sale of Fund Shares. The Fund will issue (or redeem) ETF Class shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual ETF Class shares of the Fund may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Purchases of ETF Class shares may be subject to brokerage commissions and other fees payable to financial intermediaries. Because the Fund’s ETF Class shares trade at market prices rather than at NAV, ETF Class shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling ETF Class shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF Class shares (bid) and the lowest price a seller is willing to accept for ETF Class shares (ask) (the “bid-ask spread”). Recent information regarding the ETF Class shares’ NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.hwcm.com/etfs-landing/resources/literature/.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are tax-exempt or are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase ETF Class shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of ETF Class shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the ETF Class shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HOTCHKIS AND WILEY FUNDS	5

Fund Summary: Hotchkis and Wiley Funds
GLOBAL VALUE FUND ETF Class Shares
Investment Objective. The Fund seeks capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell ETF Class shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary about whether such a commission may apply to your transaction.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.51%
Total Annual Fund Operating Expenses(a)	1.06%
Fee Waiver/ Reimbursement	-0.36%
Total Annual Fund Operating Expenses After Fee Waiver/Reimbursement or Recoupment	0.70%
(a)Hotchkis & Wiley Capital Management, LLC has contractually agreed to waive management fees and/or reimburse expenses (excluding sales loads, taxes, leverage interest, brokerage commissions, redemption liquidity service expenses, if any, acquired fund fees and expenses, if any, expenses incurred in connection with any merger or reorganization and extraordinary expenses) of the ETF Class shares of the Fund through August 29, 2027 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed 0.70%. The agreement may only be terminated with the consent of the Board of Trustees.

Example. This example is intended to help you compare the cost of investing in the Fund’s ETF Class shares with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund’s ETF Class shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown.

1 Year	3 Years	5 Years	10 Years
$72	$301	$550	$1,262

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategy. Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its net assets plus borrowings for investment purposes in U.S. and non-U.S. companies (as defined below), which may include companies located or operating in established or emerging markets, that meet Hotchkis & Wiley Capital Management, LLC’s (the “Advisor”) definition of value. Under normal circumstances, the Fund will invest at least 40% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies located outside of the U.S. If the Advisor deems market conditions and/or company valuations less favorable for companies located outside the U.S., the Fund could invest less than 40%, but would invest at least 30% of its net assets in equity securities of companies located outside the U.S. The Advisor determines where a company is located, and thus whether a company is located outside the U.S. or in an emerging market, by referring to: its primary stock exchange listing; where it is registered, organized or incorporated; where its headquarters are located; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located. The Fund will allocate its assets among various regions and countries (but in no less than three different countries). In constructing the portfolio, the Advisor seeks to maintain exposure to a variety of non‑U.S. countries by evaluating each issuer’s primary economic ties (as described above) and allocating investments across multiple countries and regions based on relative value opportunities, market conditions, and diversification considerations, rather than concentrating the Fund’s non‑U.S. investments in a single country or region (except where the Advisor determines such concentration is warranted based on these considerations). From time to time, a substantial portion of the Fund’s assets may be invested in companies located in a single country. The Fund invests in companies of any size market capitalization.

The Advisor believes value companies to be companies that are undervalued in the marketplace. The Advisor considers traditional and other measures of value, such as (1) whether the company is included in a third-party value benchmark; (2) whether the company falls below the relevant equity market index average for any “value” metric, such as price-to-earnings ratio; price-to-book value ratio; price-to-cash flow ratio; price-to-sales ratio; or enterprise value-to-EBITDA, among others; or (3) the Advisor determines, based on a reasonable, consistently applied investment process, that the company exhibits characteristics commonly associated with value investments, even if it does not satisfy one or more of the specific metrics described above. In making this determination, the Advisor generally considers whether the company’s market price appears to undervalue its intrinsic value, including due to factors such as temporary business or market dislocation, cyclical pressures, or the company being out of favor with investors. For example, the Advisor may determine that a company constitutes a value investment where its current market price is below the Advisor’s assessment of intrinsic value, as derived from a discounted cash flow analysis or comparable company valuation multiples; provided that such determination is supported by fundamental or valuation-based analysis and one or more valuation or financial indicators (which may include, among others, earnings, cash

6	HOTCHKIS AND WILEY FUNDS

Fund Summary: Hotchkis and Wiley Funds
flow, asset values, or comparable company analysis), as applied within the Advisor’s investment process.

In addition to purchasing equity securities on exchanges where the companies are located, the Fund may purchase equity securities on exchanges other than where their companies are domiciled (often traded as dual listed securities) or in the form of Depositary Receipts, which include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or similar securities. The Fund will invest primarily in companies located in developed countries, but may invest up to 20% of its assets in emerging markets.

The Fund may enter into currency contracts (such as spot, forward and futures) to hedge foreign currency exposure.

The Fund seeks to invest in companies whose future prospects are misunderstood or not fully recognized by the market. The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior, such as investment decisions driven by emotions, biases, or cognitive errors. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research. With the exception of diversification guidelines, the Fund does not employ predetermined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) portfolio diversification. Relative valuation involves selling an investment when a company’s valuation metrics become high relative to comparable companies, the market, or its historical levels. Fundamental operating trends involves selling an investment when there is evidence of a decline in a company’s underlying business performance or industry conditions. Deterioration of fundamentals involves selling an investment when a company’s underlying business or industry fundamentals, such as revenue or earnings, weaken. Portfolio diversification refers to selling holdings to maintain balance, manage risk, and optimize returns.

As of the date of this Prospectus, the top sectors represented by the Fund’s underlying investments were financials and information technology. The Fund’s investments in various sectors may change over time.

Principal Investment Risks. As with any ETF, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of investing in the Fund are described in this section.

Market Risk. Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries represented in the securities markets. These factors include general domestic or foreign economic, political or financial market conditions, rates of economic growth and employment, trade and monetary policy, interest rates, inflation, and currency rates. Natural disasters, public health emergencies (including pandemics and epidemics), global conflict and war, military conflict, climate change, terrorism and other unforeseeable events that adversely affect individual companies, industries, sectors, and/or segments of the market, may lead to instability in world economies and markets and may have negative long-term effects. Any of such factors could have a materially negative impact on the value of the Fund’s shares or the liquidity of an investment and may result in increased market volatility. Financial markets also may be adversely affected by concerns regarding government debt levels, fiscal deficits, sovereign borrowing needs, and the sustainability of fiscal policies, which may contribute to increased interest rates, market volatility, reduced liquidity, or changes in investor sentiment. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value (“NAV”), the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Style Risk. The Advisor follows an investing style that favors value investments. Value investing style may over time go in and out of favor in certain market cycles. At times when the value investing style is out of favor the Fund's performance may be negatively impacted. Investors should be prepared to tolerate volatility in Fund returns.

Equity Securities Risk. Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer equity securities markets generally or particular industries represented by those markets, including poor management on the part of the stock’s issuer, shrinking product demand and other business risks, such as rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence.

Capitalization Risk. Large cap companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies. Investments in small and mid-cap companies may involve more risk than investing in larger more established companies. Small and mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or mid-cap company may lose substantial value. In addition, small and mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Active Management Risk. The Fund is subject to active management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark. The Advisor may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant performance deviation relative to its benchmark. The Advisor does not seek to replicate the performance of any index.

HOTCHKIS AND WILEY FUNDS	7

Fund Summary: Hotchkis and Wiley Funds
Financials Sector Risk. As of the date of this Prospectus, the Fund currently invests a significant portion of its assets in companies in the financials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions. Changing interest rates could reduce the profitability of certain types of companies in the financials sector. Financial companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Significant events may have a negative impact on economies and financial markets worldwide, resulting in higher debt defaults, loan write-offs, and government intervention, and potentially the failure of some financial institutions, each of which would reduce investment performance of financials sector companies held by the Fund.

Information Technology Sector Risk. As of the date of this Prospectus, the Fund currently invests a significant portion of its assets in companies in the information technology sector. Factors such as failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new products may significantly affect the market value of securities of issuers in the information technology sector.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk. The Fund invests in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and may suffer from increased foreign government action, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to the investment risks associated with that region or country, although the Advisor does not intend to focus on a specific geographic region or country. Foreign securities can be less liquid and more difficult to value than other securities.

Adverse political, economic or social developments, as well as U.S. and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the
Fund’s investments, prevent the Fund from realizing the full value of its investments or prevent the Fund from selling securities it holds.

Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

European Investments Risk. Exposure to investments in European countries may expose the Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries.

Emerging Market Risk. Foreign (non-U.S.) investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues. Taxation, restrictions on foreign investment and on currency convertibility and repatriation, currency fluctuations and other developments in laws and regulations of emerging markets could result in loss to the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. In addition, when investing in emerging market countries, there may be differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

Currency Risk. If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

Foreign Currency Exchange Contracts Risk. A foreign currency exchange contract involves the Fund’s purchase or sale of a specific currency on a spot basis or at a future date at a price set at the time of the contract. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The use of futures contracts involves the risk of imperfect correlation in movements in the

8	HOTCHKIS AND WILEY FUNDS

Fund Summary: Hotchkis and Wiley Funds
price of the futures contracts, exchange rates and the underlying hedged assets. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

ADR and GDR Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Multi-Class ETF Fund Structure Risk. Due to the structural and operational differences of mutual funds and ETFs, shareholders of the mutual fund and ETF Class shares of a Multi-Class ETF Fund will have differing shareholder rights with respect to exchange privileges, how shares are purchased and redeemed, the timing of dividend declarations and payments, and the timing and ability to automatically reinvest dividends. In addition, because all of the classes of a Multi-Class ETF Fund are based on the same Fund, transactions through one class could generate portfolio transaction costs and tax consequences for shareholders in other classes. For example, shareholders of ETF Class shares of a Multi-Class ETF Fund (i.e., as opposed to shareholders of a standalone ETF) have the potential to experience greater portfolio transaction costs and taxable capital gains distributions as a result of purchases and redemptions by shareholders of mutual fund classes of the Fund, as well as costs due to cash drag associated with the Fund holding the cash necessary to satisfy redemptions of the mutual fund classes shares, which could negatively impact the ETF Class shares’ performance. At the same time, shareholders of all classes of a Multi-Class ETF Fund might benefit from cost savings and economies of scale to the extent that the multiple classes draw additional assets to the Multi-Class ETF Fund.

ETF Structure Risk. The ETF Class shares of the Fund are structured as an ETF and as a result are subject to the following special risks, including:
•Not Individually Redeemable. ETF Class shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough ETF Class shares to constitute a Creation Unit.
•Trading Issues. An active trading market for the ETF Class shares may not be developed or maintained by market makers or authorized participants. Authorized participants are not obligated to make a market in the ETF Class shares or to submit purchase or redemption orders for creation units, which may widen bid-ask spreads. Trading in ETF Class shares on the Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in ETF Class shares inadvisable, such as extraordinary market volatility. There can be no assurance that ETF Class shares will continue to meet the listing requirements of the Exchange. If the ETF Class shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.
•Market Price Variance Risk. The market prices of ETF Class shares will fluctuate in response to changes in NAV and supply and demand for ETF Class shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that ETF Class shares may trade at a discount to NAV.
•In times of market stress, market makers may step away from their role market making in the shares of ETFs and in executing trades, which can lead to differences between the market value of shares and an ETF’s NAV.
•The market price of the ETF Class shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for ETF Class shares than an ETF’s NAV, which is reflected in the bid and ask price for ETF Class shares or in the closing price.
•When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the ETF Class shares is open, there may be changes from the last quote of the closed market and the quote from an ETF’s domestic trading day, which could lead to differences between the market value of the ETF Class shares and an ETF’s NAV.
•In stressed market conditions, the market for the ETF Class shares may become less liquid in response to the deteriorating liquidity of an ETF’s portfolio. This adverse effect on the liquidity of the ETF Class shares may, in turn, lead to differences between the market value of the ETF Class shares and an ETF’s NAV.

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, ETF Class shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of ETF Class shares will approximate the Fund’s NAV, there may be times when the market price of ETF Class shares is more than the NAV intra-day

HOTCHKIS AND WILEY FUNDS	9

Fund Summary: Hotchkis and Wiley Funds
(premium) or less than the NAV intra-day (discount) due to supply and demand of ETF Class shares or during periods of market volatility. As a result, investors may pay significantly more or significantly less for ETF Class shares than the Fund’s NAV, which is reflected in the bid and ask price for ETF Class shares or in the closing price. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for ETF Class shares in the secondary market, in which case such premiums or discounts may be significant.

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. The ETF Class shares of the Fund are a new class of shares for which performance information is not available, and therefore, for periods prior to the inception of the ETF Class shares, the bar chart shows the changes in the Fund’s performance from year to year for Class I shares (the class with the longest period of annual returns), a mutual fund class of shares of the Fund not offered in this Prospectus. The table, which includes all applicable fees and sales charges, shows how the Fund’s mutual fund class shares average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. Returns of the ETF Class shares of the Fund may vary from the returns of the Class I shares to the extent the expenses of the share classes differ. The ETF Class shares are generally expected to have expenses that are the same as or lower than Class I. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at https://www.hwcm.com/etfs-landing/resources/literature/ or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).

The inception dates for the Fund’s Class I and Class A shares are December 31, 2012 and August 30, 2013, respectively. Performance of Class A shares prior to August 30, 2013 reflects the historical performance of the Fund’s original share class (Class I) adjusted to reflect the higher operating expenses and sales charge of Class A shares.

Calendar Year Total Returns as of December 31

The calendar year-to-date return for the Fund’s Class I shares as of June 30, 2026 was 6.47%. During the period of time shown in the bar chart, the highest return for a calendar quarter was 32.15% (quarter ended December 31, 2020) and the lowest return for a calendar quarter was -36.13% (quarter ended March 31, 2020).

Average Annual Total Returns(1)
(for the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Global Value Fund
Return Before Taxes – Class I	23.77%	14.15%	10.60%
Return After Taxes on Distributions – Class I	21.05%	12.12%	9.11%
Return After Taxes on Distributions and Sale of Fund Shares – Class I	15.81%	11.01%	8.38%
Return Before Taxes – Class A	16.96%	12.65%	9.72%
MSCI World Index (Net) USD (reflects no deduction for fees, expenses or taxes (except foreign withholding taxes))	21.09%	12.15%	12.17%
(1)As of December 31, 2025, the ETF Class shares of the Fund had not yet commenced operations. Performance shown is from the Fund’s mutual fund class of shares not offered in this Prospectus. Returns for the ETF Class shares and mutual fund class shares may vary due to differences in their expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are tax-exempt or who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides a tax deduction that benefits the investor.

Management

Advisor. Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
Scott McBride, CFA	Chief Executive Officer and Portfolio Manager	2012
Scott Rosenthal	Portfolio Manager	2012

10	HOTCHKIS AND WILEY FUNDS

Fund Summary: Hotchkis and Wiley Funds
Purchase and Sale of Fund Shares. The Fund will issue (or redeem) ETF Class shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual ETF Class shares of the Fund may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Purchases of ETF Class shares may be subject to brokerage commissions and other fees payable to financial intermediaries. Because the Fund’s ETF Class shares trade at market prices rather than at NAV, ETF Class shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling ETF Class shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF Class shares (bid) and the lowest price a seller is willing to accept for ETF Class shares (ask) (the “bid-ask spread”). Recent information regarding the ETF Class shares’ NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.hwcm.com/etfs-landing/resources/literature/.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are tax-exempt or you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase ETF Class shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of ETF Class shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the ETF Class shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HOTCHKIS AND WILEY FUNDS	11

Fund Summary: Hotchkis and Wiley Funds
INTERNATIONAL VALUE FUND ETF Class Shares
Investment Objective. The Fund seeks capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell ETF Class shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary about whether such a commission may apply to your transaction.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	3.67%
Total Annual Fund Operating Expenses(a)	4.22%
Fee Waiver/Reimbursement	-3.52%
Total Annual Fund Operating Expenses After Fee Waiver/Reimbursement or Recoupment	0.70%
(a)Hotchkis & Wiley Capital Management, LLC has contractually agreed to waive management fees and/or reimburse expenses (excluding sales loads, taxes, leverage interest, brokerage commissions, redemption liquidity service expenses, if any, acquired fund fees and expenses, if any, expenses incurred in connection with any merger or reorganization and extraordinary expenses) of the ETF Class shares of the Fund through August 29, 2027 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed 0.70%. The agreement may only be terminated with the consent of the Board of Trustees.

Example. This example is intended to help you compare the cost of investing in the Fund’s ETF Class shares with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund’s ETF Class shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown.

1 Year	3 Years	5 Years	10 Years
$72	$959	$1,860	$4,175

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategy. The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings for investment purposes) primarily in non-U.S. companies (as defined below), which may include companies located or operating in developed or emerging markets, that meet Hotchkis & Wiley Capital Management, LLC's (the "Advisor") definition of value. The Advisor determines where a company is located, and thus whether a company is located outside the U.S. or in an emerging market, by referring to: (i) its primary stock exchange listing; (ii) where it is registered, organized or incorporated; (iii) where its headquarters are located; (iv) where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or (v) where at least 50% of its assets are located. The Fund will allocate its assets among various regions and countries (but in no less than three different countries). From time to time, a substantial portion of the Fund's assets may be invested in companies located in a single country. The Fund invests in companies of any size market capitalization.

The Advisor believes value companies to be companies that are undervalued in the marketplace. The Advisor considers traditional and other measures of value, such as (1) whether the company is included in a third-party value benchmark; (2) whether the company falls below the relevant equity market index average for any “value” metric, such as price-to-earnings ratio; price-to-book value ratio; price-to-cash flow ratio; price-to-sales ratio; or enterprise value-to-EBITDA, among others; or (3) the Advisor determines, based on a reasonable, consistently applied investment process, that the company exhibits characteristics commonly associated with value investments, even if it does not satisfy one or more of the specific metrics described above. In making this determination, the Advisor generally considers whether the company’s market price appears to undervalue its intrinsic value, including due to factors such as temporary business or market dislocation, cyclical pressures, or the company being out of favor with investors. For example, the Advisor may determine that a company constitutes a value investment where its current market price is below the Advisor’s assessment of intrinsic value, as derived from a discounted cash flow analysis or comparable company valuation multiples; provided that such determination is supported by fundamental or valuation-based analysis and one or more valuation or financial indicators (which may include, among others, earnings, cash flow, asset values, or comparable company analysis), as applied within the Advisor’s investment process.

In addition to purchasing equity securities on exchanges where the companies are located, the Fund may purchase equity securities on exchanges other than where their companies are domiciled (often traded as dual listed securities) or in the form of Depositary Receipts, which include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or similar securities.

12	HOTCHKIS AND WILEY FUNDS

Fund Summary: Hotchkis and Wiley Funds
The Fund may enter into currency contracts (such as spot, forward and futures) to hedge foreign currency exposure. The Fund will invest primarily in companies located in developed countries, but may invest up to 20% of its assets in emerging markets.

The Fund seeks to invest in companies whose future prospects are misunderstood or not fully recognized by the market. The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior, such as investment decisions driven by emotions, biases, or cognitive errors. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research. With the exception of diversification guidelines, the Fund does not employ predetermined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) portfolio diversification. Relative valuation involves selling an investment when a company’s valuation metrics become high relative to comparable companies, the market, or its historical levels. Fundamental operating trends involves selling an investment when there is evidence of a decline in a company’s underlying business performance or industry conditions. Deterioration of fundamentals involves selling an investment when a company’s underlying business or industry fundamentals, such as revenue or earnings, weaken. Portfolio diversification refers to selling holdings to maintain balance, manage risk, and optimize returns.

As of the date of this Prospectus, the top sector represented by the Fund’s underlying investments was financials. The Fund’s investments in various sectors may change over time.

Principal Investment Risks. As with any ETF, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of investing in the Fund are described in this section.

Market Risk. Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries represented in the securities markets. These factors include general domestic or foreign economic, political or financial market conditions, rates of economic growth and employment, trade and monetary policy, interest rates, inflation, and currency rates. Natural disasters, public health emergencies (including pandemics and epidemics), global conflict and war, military conflict, climate change, terrorism and other unforeseeable events that adversely affect individual companies, industries, sectors, and/or segments of the market, may lead to instability in world economies and markets and may have negative long-term effects. Any of such factors could have a materially negative impact on the value of the Fund’s shares or the liquidity of an investment and may result in increased market volatility. Financial markets also may be adversely affected by concerns regarding government debt levels, fiscal deficits, sovereign borrowing needs, and the sustainability of fiscal policies, which may contribute to increased interest rates, market volatility, reduced liquidity, or changes in investor sentiment. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value (“NAV”), the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Style Risk. The Advisor follows an investing style that favors value investments. Value investing style may over time go in and out of favor in certain market cycles. At times when the value investing style is out of favor the Fund's performance may be negatively impacted. Investors should be prepared to tolerate volatility in Fund returns.

Equity Securities Risk. Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer equity securities markets generally or particular industries represented by those markets, including poor management on the part of the stock’s issuer, shrinking product demand and other business risks, such as rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence).

Capitalization Risk. Large cap companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies. Investments in small and mid-cap companies may involve more risk than investing in larger more established companies. Small and mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or mid-cap company may lose substantial value. In addition, small and mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Active Management Risk. The Fund is subject to active management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark. The Advisor may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant performance deviation relative to its benchmark. The Advisor does not seek to replicate the performance of any index.

Financials Sector Risk. As of the date of this Prospectus, the Fund currently invests a significant portion of its assets in companies in the financials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions. Changing interest rates could reduce

HOTCHKIS AND WILEY FUNDS	13

Fund Summary: Hotchkis and Wiley Funds
the profitability of certain types of companies in the financials sector. Financial companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Significant events may have a negative impact on economies and financial markets worldwide, resulting in higher debt defaults, loan write-offs, and government intervention, and potentially the failure of some financial institutions, each of which would reduce investment performance of financials sector companies held by the Fund.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk. The Fund invests in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and may suffer from increased foreign government action, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to the investment risks associated with that region or country, although the Advisor does not intend to focus on a specific geographic region or country. Foreign securities can be less liquid and more difficult to value than other securities.

Adverse political, economic or social developments, as well as U.S. and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the Fund’s investments, prevent the Fund from realizing the full value of its investments or prevent the Fund from selling securities it holds.

Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

European Investments Risk. Exposure to investments in European countries may expose the Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries.

Emerging Market Risk. Foreign (non-U.S.) investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues. Taxation, restrictions on foreign investment and on currency convertibility and repatriation, currency fluctuations and other developments in laws and regulations of emerging markets could result in loss to the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. In addition, when investing in emerging market countries, there may be differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

Currency Risk. If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

Foreign Currency Exchange Contracts Risk. A foreign currency exchange contract involves the Fund’s purchase or sale of a specific currency on a spot basis or at a future date at a price set at the time of the contract. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, exchange rates and the underlying hedged assets. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

ADR and GDR Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the

14	HOTCHKIS AND WILEY FUNDS

Fund Summary: Hotchkis and Wiley Funds
deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Multi-Class ETF Fund Structure Risk. Due to the structural and operational differences of mutual funds and ETFs, shareholders of the mutual fund and ETF Class shares of a Multi-Class ETF Fund will have differing shareholder rights with respect to exchange privileges, how shares are purchased and redeemed, the timing of dividend declarations and payments, and the timing and ability to automatically reinvest dividends. In addition, because all of the classes of a Multi-Class ETF Fund are based on the same Fund, transactions through one class could generate portfolio transaction costs and tax consequences for shareholders in other classes. For example, shareholders of ETF Class shares of a Multi-Class ETF Fund (i.e., as opposed to shareholders of a standalone ETF) have the potential to experience greater portfolio transaction costs and taxable capital gains distributions as a result of purchases and redemptions by shareholders of mutual fund classes of the Fund, as well as costs due to cash drag associated with the Fund holding the cash necessary to satisfy redemptions of the mutual fund classes shares, which could negatively impact the ETF Class shares’ performance. At the same time, shareholders of all classes of a Multi-Class ETF Fund might benefit from cost savings and economies of scale to the extent that the multiple classes draw additional assets to the Multi-Class ETF Fund.

ETF Structure Risk. The ETF Class shares of the Fund are structured as an ETF and as a result are subject to the following special risks, including:
•Not Individually Redeemable. ETF Class shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough ETF Class shares to constitute a Creation Unit.
•Trading Issues. An active trading market for the ETF Class shares may not be developed or maintained by market makers or authorized participants. Authorized participants are not obligated to make a market in the ETF Class shares or to submit purchase or redemption orders for creation units, which may widen bid-ask spreads. Trading in ETF Class shares on the Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in ETF Class shares inadvisable, such as extraordinary market volatility. There can be no assurance that ETF Class shares will continue to meet the listing requirements of the Exchange. If the ETF Class shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.
•Market Price Variance Risk. The market prices of ETF Class shares will fluctuate in response to changes in NAV and supply and demand for ETF Class shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that ETF Class shares may trade at a discount to NAV.
•In times of market stress, market makers may step away from their role market making in the shares of ETFs and in executing trades, which can lead to differences between the market value of shares and an ETF’s NAV.
•The market price of the ETF Class shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for ETF Class shares than an ETF’s NAV, which is reflected in the bid and ask price for ETF Class shares or in the closing price.
•When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the ETF Class shares is open, there may be changes from the last quote of the closed market and the quote from an ETF’s domestic trading day, which could lead to differences between the market value of the ETF Class shares and an ETF’s NAV.
•In stressed market conditions, the market for the ETF Class shares may become less liquid in response to the deteriorating liquidity of an ETF’s portfolio. This adverse effect on the liquidity of the ETF Class shares may, in turn, lead to differences between the market value of the ETF Class shares and an ETF’s NAV.

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, ETF Class shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of ETF Class shares will approximate the Fund’s NAV, there may be times when the market price of ETF Class shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of ETF Class shares or during periods of market volatility. As a result, investors may pay significantly more or significantly less for ETF Class shares than the Fund’s NAV, which is reflected in the bid and ask price for ETF Class shares or in the closing price. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for ETF Class shares in the secondary market, in which case such premiums or discounts may be significant.

HOTCHKIS AND WILEY FUNDS	15

Fund Summary: Hotchkis and Wiley Funds
Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. The ETF Class shares of the Fund are a new class of shares for which performance information is not available for a full calendar year, and therefore, for periods prior to the inception of the ETF Class shares, the bar chart shows changes in the Fund’s performance from year to year for Class I shares, a mutual fund class of shares of the Fund not offered in this Prospectus. The table, which includes all applicable fees and sales charges, shows how the Fund’s mutual fund class shares average annual returns for 1,5 and 10 years compare with those of a broad measure of market performance and an additional index that reflects the market sectors in which the Fund invests. Returns of the ETF Class shares of the Fund may vary from the returns of the Class I shares to the extent the expenses of the share classes differ. The ETF Class shares are generally expected to have expenses that are the same as or lower than Class I. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at https://www.hwcm.com/etfs-landing/resources/literature/ or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).

The inception date for the Fund’s Class I shares is December 31, 2015.

Calendar Year Total Returns as of December 31

The calendar year-to-date return for the Fund’s Class I shares as of June 30, 2026 was 12.88%. During the period of time shown in the bar chart, the highest return for a calendar quarter was 30.35% (quarter ended December 31, 2020) and the lowest return for a calendar quarter was -36.78% (quarter ended March 31, 2020).

Average Annual Total Returns(1)
(for the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
International Value Fund
Return Before Taxes – Class I	41.39%	15.49%	9.90%
Return After Taxes on Distributions – Class I	36.87%	13.64%	8.51%
Return After Taxes on Distributions and Sale of Fund Shares – Class I	28.34%	12.43%	7.93%
MSCI World Index (Net) USD (reflects no deduction for fees, expenses or taxes)	21.09%	12.15%	12.17%
MSCI World ex-USA Index (Net) USD (reflects no deduction for fees, expenses or taxes)	31.85%	9.46%	8.55%
(1)As of December 31, 2025, the ETF Class shares of the Fund had not yet commenced operations. Performance shown is from the Fund’s mutual fund class of shares not offered in this Prospectus. Returns for the ETF Class shares and mutual fund class shares may vary due to differences in their expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are tax-exempt or who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides a tax deduction that benefits the investor.

Management

Advisor. Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
Scott Rosenthal	Portfolio Manager	2015
Hunter Doble, CFA	Portfolio Manager	2018
David Green, CFA	Portfolio Manager	2015

Purchase and Sale of Fund Shares. The Fund will issue (or redeem) ETF Class shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

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Fund Summary: Hotchkis and Wiley Funds
Individual ETF Class shares of the Fund may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Purchases of ETF Class shares may be subject to brokerage commissions and other fees payable to financial intermediaries. Because the Fund’s ETF Class shares trade at market prices rather than at NAV, ETF Class shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling ETF Class shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF Class shares (bid) and the lowest price a seller is willing to accept for ETF Class shares (ask) (the “bid-ask spread”). Recent information regarding the ETF Class shares’ NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.hwcm.com/etfs-landing/resources/literature/.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are tax-exempt or you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase ETF Class shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of ETF Class shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the ETF Class shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund Summary: Hotchkis and Wiley Funds
INTERNATIONAL SMALL CAP DIVERSIFIED VALUE FUND ETF Class Shares
Investment Objective. The Fund seeks capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell ETF Class shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary about whether such a commission may apply to your transaction.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	5.36%
Total Annual Fund Operating Expenses(a)	6.06%
Fee Waiver/Reimbursement	-5.17%
Total Annual Fund Operating Expenses After Fee Waiver/Reimbursement or Recoupment	0.89%
(a)Hotchkis & Wiley Capital Management, LLC has contractually agreed to waive management fees and/or reimburse expenses (excluding sales loads, taxes, leverage interest, brokerage commissions, redemption liquidity service expenses, if any, acquired fund fees and expenses, if any, expenses incurred in connection with any merger or reorganization and extraordinary expenses) of the ETF Class shares of the Fund through August 29, 2027 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed 0.89%. The agreement may only be terminated with the consent of the Board of Trustees.

Example. This example is intended to help you compare the cost of investing in the Fund’s ETF Class shares with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund’s ETF Class shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown.

1 Year	3 Years	5 Years	10 Years
$91	$1,339	$2,561	$5,505

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategy. Under normal circumstances, the Fund invests at least 80% of its net assets plus borrowings for investment purposes in equity securities of non-U.S. small capitalization companies, which may include companies located or operating in developed or emerging markets, that meet Hotchkis & Wiley Capital Management, LLC’s (the “Advisor”) definition of value. The Advisor determines where a company is located, and thus whether a company is located outside the U.S. or in an emerging market, by referring to: (i) its primary stock exchange listing; (ii) where it is registered, organized or incorporated; (iii) where its headquarters are located; (iv) where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or (v) where at least 50% of its assets are located. The Fund will allocate its assets among various regions and countries (but in no less than three different countries). From time to time, a substantial portion of the Fund’s assets may be invested in companies located in a single country.

Small capitalization companies are defined as those companies that have market capitalizations not greater than that of the largest company included in the MSCI World ex-USA Small Cap Index (the “Index”) over the prior twelve months. The Index is a free-float adjusted market capitalization-weighted index that is designed to measure the equity market performance of smaller capitalization stocks in developed markets, excluding the U.S. market. The market capitalization range of the Index changes constantly, but as of June 30, 2026, the total market capitalization of the largest company included in the Index was $16.1 billion. Securities of companies whose market capitalizations no longer meet this definition after purchase may continue to be held in the Fund.

The Advisor believes value companies to be companies the Advisor believes are undervalued in the marketplace. The Advisor considers traditional and other measures of value, such as (1) whether the company is included in a third-party value benchmark; (2) whether the company falls below the relevant equity market index average for any “value” metric, such as price-to-earnings ratio; price-to-book value ratio; price-to-cash flow ratio; price-to-sales ratio; or enterprise value-to-EBITDA, among others; or (3) the Advisor determines, based on a reasonable, consistently applied investment process, that the company exhibits characteristics commonly associated with value investments, even if it does not satisfy one or more of the specific metrics described above. In making this determination, the Advisor generally considers whether the company’s market price appears to undervalue its intrinsic value, including due to factors such as temporary business or market dislocation, cyclical pressures, or the company being out of favor with investors. For example, the Advisor may determine that a company constitutes a value investment where its current market price is below the Advisor’s assessment of intrinsic value, as derived from a discounted cash flow analysis or comparable company valuation

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Fund Summary: Hotchkis and Wiley Funds
multiples; provided that such determination is supported by fundamental or valuation-based analysis and one or more valuation or financial indicators (which may include, among others, earnings, cash flow, asset values, or comparable company analysis), as applied within the Advisor’s investment process.

In addition to purchasing equity securities on exchanges where the companies are located, the Fund may purchase equity securities on exchanges other than where their companies are domiciled (often traded as dual listed securities) or in the form of Depositary Receipts, which include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or similar securities. The Fund will invest primarily in companies located in developed countries, but may invest up to 20% of its assets in emerging markets.

The Fund may enter into currency contracts (such as spot, forward and futures) to hedge foreign currency exposure.

The Fund seeks to invest in companies whose future prospects are misunderstood or not fully recognized by the market. The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior, such as investment decisions driven by emotions, biases, or cognitive errors. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process based on a proprietary model that is augmented with internally-generated fundamental research. The Fund seeks broad diversified exposure to these investment opportunities by, under normal conditions, holding equity securities of approximately 250 to 300 different companies. With the exception of diversification guidelines, the Fund does not employ pre-determined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) portfolio diversification. Relative valuation involves selling an investment when a company’s valuation metrics become high relative to comparable companies, the market, or its historical levels. Fundamental operating trends involves selling an investment when there is evidence of a decline in a company’s underlying business performance or industry conditions. Deterioration of fundamentals involves selling an investment when a company’s underlying business or industry fundamentals, such as revenue or earnings, weaken. Portfolio diversification refers to selling holdings to maintain balance, manage risk, and optimize returns.

As of the date of this Prospectus, the top sectors represented by the Fund’s underlying investments were financials and industrials. The Fund’s investments in various sectors may change over time.

Principal Investment Risks. As with any ETF, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of investing in the Fund are described in this section.

Market Risk. Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries represented in the securities markets. These factors include general domestic or foreign economic, political or financial market conditions, rates of economic growth and employment, trade and monetary policy, interest rates, inflation, and currency rates. Natural disasters, public health emergencies (including pandemics and epidemics), global conflict and war, military conflict, climate change, terrorism and other unforeseeable events that adversely affect individual companies, industries, sectors, and/or segments of the market, may lead to instability in world economies and markets and may have negative long-term effects. Any of such factors could have a materially negative impact on the value of the Fund’s shares or the liquidity of an investment and may result in increased market volatility. Financial markets also may be adversely affected by concerns regarding government debt levels, fiscal deficits, sovereign borrowing needs, and the sustainability of fiscal policies, which may contribute to increased interest rates, market volatility, reduced liquidity, or changes in investor sentiment. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value (“NAV”), the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Style Risk. The Advisor follows an investing style that favors value investments. Value investing style may over time go in and out of favor in certain market cycles. At times when the value investing style is out of favor the Fund’s performance may be negatively impacted. Investors should be prepared to tolerate volatility in Fund returns.

Equity Securities Risk. Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally or particular industries represented by those markets, including poor management on the part of the stock’s issuer, shrinking product demand and other business risks, such as rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence).

Small and Mid-Cap Companies Risk. Investment in small and mid-cap companies may involve more risk than investing in larger, more established companies. Small and mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or mid-cap company may lose substantial value. In addition, small and mid-cap companies may have less access to capital markets during times of market distress.

Active Management Risk. The Fund is subject to active management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s

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Fund Summary: Hotchkis and Wiley Funds
benchmark. The Advisor may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant performance deviation relative to its benchmark. The Advisor does not seek to replicate the performance of any index.

Industrials Sector Risk. As of the date of this Prospectus, the Fund currently invests a significant portion of its assets in companies in the industrials sector. The industrials sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, and government regulation.

Financials Sector Risk. As of the date of this Prospectus, the Fund currently invests a significant portion of its assets in companies in the financials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions. Changing interest rates could reduce the profitability of certain types of companies in the financials sector. Financial companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Significant events may have a negative impact on economies and financial markets worldwide, resulting in higher debt defaults, loan write-offs, and government intervention, and potentially the failure of some financial institutions, each of which would reduce investment performance of financials sector companies held by the Fund.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk. The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to the investment risks associated with that region or country, although the Advisor does not intend to focus on a specific geographic region or country. Foreign securities can be less liquid and more difficult to value than other securities.

Adverse political, economic or social developments, as well as U.S. and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the
Fund’s investments, prevent the Fund from realizing the full value of its investments or prevent the Fund from selling securities it holds.

Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

European Investments Risk. Exposure to investments in European countries may expose the Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries.

Japan Risk. Investments in securities of Japanese issuers involve risks associated with economic, political, regulatory, and market developments in Japan. Japan's economy is highly dependent on international trade and global supply chains and may be adversely affected by trade disputes, tariffs, sanctions, changes in international trade policies, geopolitical tensions, and economic conditions in key trading partners. Economic growth may be affected by factors including demographic trends such as an aging population and declining birth rates, labor market constraints, periods of low inflation or inflationary pressures, changes in consumer spending, and government fiscal and monetary policies.

Japan's financial markets may be affected by changes in interest rates, public debt levels, currency exchange rates, and actions taken by the Bank of Japan or other governmental authorities. The value of investments denominated in Japanese yen may fluctuate significantly relative to the U.S. dollar and other currencies. Political developments, regional security concerns, strained international relations, or disruptions affecting major industries may adversely impact Japanese issuers and financial markets.

In addition, Japan is particularly vulnerable to natural disasters and other catastrophic events, including earthquakes, tsunamis, volcanic eruptions, typhoons, flooding, and other severe weather events, which could disrupt economic activity, damage infrastructure, impair business operations, and negatively affect the value of the Fund's investments.

Emerging Market Risk. Foreign (non-U.S.) investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities

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Fund Summary: Hotchkis and Wiley Funds
markets that trade a small number of issues. Taxation, restrictions on foreign investment and on currency convertibility and repatriation, currency fluctuations and other developments in laws and regulations of emerging markets could result in loss to the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. In addition, when investing in emerging market countries, there may be differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

Currency Risk. If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

Foreign Currency Exchange Contracts Risk. A foreign currency exchange contract involves the Fund’s purchase or sale of a specific currency on a spot basis or at a future date at a price set at the time of the contract. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, exchange rates and the underlying hedged assets. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

ADR and GDR Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders
(e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Multi-Class ETF Fund Structure Risk. Due to the structural and operational differences of mutual funds and ETFs, shareholders of the mutual fund and ETF Class shares of a Multi-Class ETF Fund will have differing shareholder rights with respect to exchange privileges, how shares are purchased and redeemed, the timing of dividend declarations and payments, and the timing and ability to automatically reinvest dividends. In addition, because all of the classes of a Multi-Class ETF Fund are based on the same Fund, transactions through one class could generate portfolio transaction costs and tax consequences for shareholders in other classes. For example, shareholders of ETF Class shares of a Multi-Class ETF Fund (i.e., as opposed to shareholders of a standalone ETF) have the potential to experience greater portfolio transaction costs and taxable capital gains distributions as a result of purchases and redemptions by shareholders of mutual fund classes of the Fund, as well as costs due to cash drag associated with the Fund holding the cash necessary to satisfy redemptions of the mutual fund classes shares, which could negatively impact the ETF Class shares’ performance. At the same time, shareholders of all classes of a Multi-Class ETF Fund might benefit from cost savings and economies of scale to the extent that the multiple classes draw additional assets to the Multi-Class ETF Fund.

ETF Structure Risk. The ETF Class shares of the Fund are structured as an ETF and as a result are subject to the following special risks, including:
•Not Individually Redeemable. ETF Class shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough ETF Class shares to constitute a Creation Unit.
•Trading Issues. An active trading market for the ETF Class shares may not be developed or maintained by market makers or authorized participants. Authorized participants are not obligated to make a market in the ETF Class shares or to submit purchase or redemption orders for creation units, which may widen bid-ask spreads. Trading in ETF Class shares on the Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in ETF Class shares inadvisable, such as extraordinary market volatility. There can be no assurance that ETF Class shares will continue to meet the listing requirements of the Exchange. If the ETF Class shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.
•Market Price Variance Risk. The market prices of ETF Class shares will fluctuate in response to changes in NAV and supply and demand for ETF Class shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be

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Fund Summary: Hotchkis and Wiley Funds
times when the market price and the NAV vary significantly. This means that ETF Class shares may trade at a discount to NAV.
•In times of market stress, market makers may step away from their role market making in the shares of ETFs and in executing trades, which can lead to differences between the market value of shares and an ETF’s NAV.
•The market price of the ETF Class shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for ETF Class shares than an ETF’s NAV, which is reflected in the bid and ask price for ETF Class shares or in the closing price.
•When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the ETF Class shares is open, there may be changes from the last quote of the closed market and the quote from an ETF’s domestic trading day, which could lead to differences between the market value of the ETF Class shares and an ETF’s NAV.
•In stressed market conditions, the market for the ETF Class shares may become less liquid in response to the deteriorating liquidity of an ETF’s portfolio. This adverse effect on the liquidity of the ETF Class shares may, in turn, lead to differences between the market value of the ETF Class shares and an ETF’s NAV.

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, ETF Class shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of ETF Class shares will approximate the Fund’s NAV, there may be times when the market price of ETF Class shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of ETF Class shares or during periods of market volatility. As a result, investors may pay significantly more or significantly less for ETF Class shares than the Fund’s NAV, which is reflected in the bid and ask price for ETF Class shares or in the closing price. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for ETF Class shares in the secondary market, in which case such premiums or discounts may be significant.

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. The ETF Class shares of the Fund are a new class of shares for which performance information is not available, and therefore, for periods prior to the inception of the ETF Class shares, the bar chart shows the Fund’s performance for Class I shares, a mutual fund class of shares of the Fund not offered in this Prospectus. The table, which includes all applicable fees and sales charges, shows how the Fund’s mutual fund class shares average annual returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance and an additional index that reflects the market sectors in which the Fund invests. Returns of the ETF Class shares of the Fund may vary from the returns of the Class I shares to the extent the expenses of the share classes differ. The ETF Class shares are generally expected to have expenses that are the same as or lower than Class I. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at https://www.hwcm.com/etfs-landing/resources/literature/ or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).

Calendar Year Total Returns as of December 31

The calendar year-to-date return for the Fund’s Class I shares as of June 30, 2026 was 9.08%. During the period shown in the bar chart, the highest return for a calendar quarter was 18.60% (quarter ended December 31, 2022) and the lowest return for a calendar quarter was -12.35% (quarter ended June 30, 2022).

Average Annual Total Returns(1)
(for the periods ended December 31, 2025)

	1 Year	5 Years	Since Inception (06/30/20)
International Small Cap Diversified Value Fund
Return Before Taxes – Class I	30.93%	11.91%	16.42%
Return After Taxes on Distributions – Class I	29.88%	8.42%	12.98%
Return After Taxes on Distributions and Sale of Fund Shares – Class I	19.66%	8.50%	12.33%
MSCI World Index (Net) USD (reflects no deduction for fees, expenses or taxes)	21.09%	12.15%	15.23%
MSCI World ex-USA Small Cap Index (Net) USD (reflects no deduction for fees, expenses or taxes)	34.07%	6.49%	10.96%
(1)As of December 31, 2025, the ETF Class shares of the Fund had not yet commenced operations. Performance shown is from the Fund’s mutual fund class of shares not offered in this Prospectus. Returns for the ETF Class shares and mutual fund class shares may vary due to differences in their expenses.

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Fund Summary: Hotchkis and Wiley Funds
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are tax-exempt or who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides a tax deduction that benefits the investor.

Management

Advisor. Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
Judd Peters, CFA	Portfolio Manager	2020
Ryan Thomes, CFA	Portfolio Manager	2020

Purchase and Sale of Fund Shares. The Fund will issue (or redeem) ETF Class shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual ETF Class shares of the Fund may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Purchases of ETF Class shares may be subject to brokerage commissions and other fees payable to financial intermediaries. Because the Fund’s ETF Class shares trade at market prices rather than at NAV, ETF Class shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling ETF Class shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF Class shares (bid) and the lowest price a seller is willing to accept for ETF Class shares (ask) (the “bid-ask spread”). Recent information regarding the ETF Class shares’ NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.hwcm.com/etfs-landing/resources/literature/.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are tax-exempt or you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase ETF Class shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of ETF Class shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the ETF Class shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HOTCHKIS AND WILEY FUNDS	23

Fund Summary: Hotchkis and Wiley Funds
OPPORTUNITIES FUND ETF Class Shares
Investment Objective. The Fund seeks capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell ETF Class shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary about whether such a commission may apply to your transaction.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.18%
Total Annual Fund Operating Expenses(a)	0.93%
Fee Waiver/Reimbursement	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver/Reimbursement or Recoupment	0.90%
(a)Hotchkis & Wiley Capital Management, LLC has contractually agreed to waive management fees and/or reimburse expenses (excluding sales loads, taxes, leverage interest, brokerage commissions, redemption liquidity service expenses, if any, acquired fund fees and expenses, if any, expenses incurred in connection with any merger or reorganization and extraordinary expenses) of the ETF Class shares of the Fund through August 29, 2027 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed 0.90%. The agreement may only be terminated with the consent of the Board of Trustees.

Example. This example is intended to help you compare the cost of investing in the Fund’s ETF Class shares with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund’s ETF Class shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown.

1 Year	3 Years	5 Years	10 Years
$92	$293	$512	$1,140

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

Principal Investment Strategy. The Fund normally invests in equity securities, such as common stock, preferred stock and convertible securities, of any size market capitalization, and investment grade and high yield (“junk bonds”) fixed income securities. Hotchkis & Wiley Capital Management, LLC (the “Advisor”) selects companies that it believes have strong capital appreciation potential. The Fund may invest in foreign (non-U.S.) securities. The Fund’s investments in foreign securities may be direct investments or in the form of American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund may enter into currency contracts (such as spot, forward and futures) to hedge foreign currency exposure. The Fund may also use futures, options, swaps and other derivatives (a financial contract with a value that depends on, or is derived from, the value of an underlying asset, reference rate or index) as a substitute for taking a position in the underlying asset, as part of a strategy designed to reduce exposure to other risks and/or to manage cash. The Fund is classified as a “non-diversified fund” under the Investment Company Act of 1940, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.

The Fund seeks to invest in companies whose future prospects are misunderstood or not fully recognized by the market. The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior, such as investment decisions driven by emotions, biases, or cognitive errors. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research.

The Fund does not employ predetermined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) portfolio diversification. Relative valuation involves selling an investment when a company’s valuation metrics become high relative to comparable companies, the market, or its historical levels. Fundamental operating trends involves selling an investment when there is evidence of a decline in a company’s underlying business performance or industry conditions. Deterioration of fundamentals involves selling an investment when a company’s underlying business or industry fundamentals, such as revenue or earnings, weaken. Portfolio diversification refers to selling holdings to maintain balance, manage risk, and optimize returns.

As of the date of this Prospectus, the top sector represented by the Fund’s underlying investments was information technology. The Fund’s investments in various sectors may change over time.

Principal Investment Risks. As with any ETF, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund. Many factors

24	HOTCHKIS AND WILEY FUNDS

Fund Summary: Hotchkis and Wiley Funds
can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of investing in the Fund are described in this section.

Market Risk. Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries represented in the securities markets. These factors include general domestic or foreign economic, political or financial market conditions, rates of economic growth and employment, trade and monetary policy, interest rates, inflation, and currency rates. Natural disasters, public health emergencies (including pandemics and epidemics), global conflict and war, military conflict, climate change, terrorism and other unforeseeable events that adversely affect individual companies, industries, sectors, and/or segments of the market, may lead to instability in world economies and markets and may have negative long-term effects. Any of such factors could have a materially negative impact on the value of the Fund’s shares or the liquidity of an investment and may result in increased market volatility. Financial markets also may be adversely affected by concerns regarding government debt levels, fiscal deficits, sovereign borrowing needs, and the sustainability of fiscal policies, which may contribute to increased interest rates, market volatility, reduced liquidity, or changes in investor sentiment. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value (“NAV”), the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Style Risk. The Advisor follows an investing style that favors value investments. Value investing style may over time go in and out of favor in certain market cycles. At times when the value investing style is out of favor the Fund's performance may be negatively impacted. Investors should be prepared to tolerate volatility in Fund returns.

Equity Securities Risk. Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally or particular industries represented by those markets, including poor management on the part of the stock’s issuer, shrinking product demand and other business risks, such as rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence).

Capitalization Risk. Large cap companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies. Investment in small and mid-cap companies may involve more risk than investing in larger, more established companies. Small and mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or mid-cap company may lose substantial value. In addition, small and mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Fixed Income Securities Risk. Fixed income securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Fixed income securities are also subject to interest rate risk, income risk, and call risk.

Active Management Risk. The Fund is subject to active management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark. The Advisor may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant performance deviation relative to its benchmark. The Advisor does not seek to replicate the performance of any index.

Information Technology Sector Risk. As of the date of this Prospectus, the Fund currently invests a significant portion of its assets in companies in the information technology sector. Factors such as failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new products may significantly affect the market value of securities of issuers in the information technology sector.

Non-Diversification Risk. The Fund is non-diversified under federal securities laws, meaning the Fund can invest a greater portion of its assets in the securities of any one issuer than can a diversified fund. Investing in a non-diversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a non-diversified fund. The Fund’s share values could fluctuate more than those of funds holding more securities in their portfolios.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk. The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and may suffer from increased foreign government action, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to the investment risks associated with that region or

HOTCHKIS AND WILEY FUNDS	25

Fund Summary: Hotchkis and Wiley Funds
country, although the Advisor does not intend to focus on a specific geographic region or country. Foreign securities can be less liquid and more difficult to value than other securities.

Adverse political, economic or social developments, as well as U.S. and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the Fund’s investments, prevent the Fund from realizing the full value of its investments or prevent the Fund from selling securities it holds.

Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of increases in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

Income Risk. The Fund is subject to income risk, which is the risk that the Fund’s income will decline during periods of falling interest rates. If the Fund’s income is reduced, distributions by the Fund to shareholders may be less.

Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Convertible Securities Risk. Convertible securities are generally preferred stocks and other securities, including fixed income securities, which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. A convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security’s underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. In the event of a liquidation of the underlying company, holders of convertible securities may be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Liquidity Risk. To the extent that a security is difficult to sell (whether because of a lack of an active market or because of unusual market conditions), the Fund may either be forced to accept a lower price for it or may have to continue to hold the security. Either outcome could adversely affect Fund performance. In addition, the Fund may be unable to meet redemption requests in extreme conditions and may be unable to achieve its desired level of exposure to a certain asset class or sector. To the extent that the Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have increased exposure to liquidity risk.

Call Risk. Call risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than its maturity (a call). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

High Yield Risk. The Fund’s investments in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may subject the Fund to greater levels of credit, call and liquidity risk than funds that do not invest in such securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities of similar maturity. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Currency Risk. If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Foreign Currency Exchange Contracts Risk. A foreign currency exchange contract involves the Fund’s purchase or sale of a specific currency on a spot basis or at a future date at a price set at the time of the contract. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, exchange rates and the underlying hedged assets. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

26	HOTCHKIS AND WILEY FUNDS

Fund Summary: Hotchkis and Wiley Funds
Credit Ratings and Unrated Securities Risks. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund may purchase unrated securities (which are not rated by a rating agency and may be less liquid) if its portfolio managers determine that the security is of comparable quality to a rated security that the Fund may purchase. To the extent that the Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio managers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Derivatives Risk. A derivative is a financial contract with a value that depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund’s use of derivative instruments (such as futures, swaps and structured securities) involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. In addition, the Fund’s use of derivatives may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the creditworthiness of the Fund’s clearing broker, or the clearinghouse itself, rather than to a counterparty in an OTC derivative transaction.

Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

ADR and GDR Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Multi-Class ETF Fund Structure Risk. Due to the structural and operational differences of mutual funds and ETFs, shareholders of the mutual fund and ETF Class shares of a Multi-Class ETF Fund will have differing shareholder rights with respect to exchange privileges, how shares are purchased and redeemed, the timing of dividend declarations and payments, and the timing and ability to automatically reinvest dividends. In addition, because all of the classes of a Multi-Class ETF Fund are based on the same Fund, transactions through one class could generate portfolio transaction costs and tax consequences for shareholders in other classes. For example, shareholders of ETF Class shares of a Multi-Class ETF Fund (i.e., as opposed to shareholders of a standalone ETF) have the potential to experience greater portfolio transaction costs and taxable capital gains distributions as a result of purchases and redemptions by shareholders of mutual fund classes of the Fund, as well as costs due to cash drag associated with the Fund holding the cash necessary to satisfy redemptions of the mutual fund classes shares, which could negatively impact the ETF Class shares’ performance. At the same time, shareholders of all classes of a Multi-Class ETF Fund might benefit from cost savings and economies of scale to the extent that the multiple classes draw additional assets to the Multi-Class ETF Fund.

ETF Structure Risk. The ETF Class shares of the Fund are structured as an ETF and as a result are subject to the following special risks, including:
•Not Individually Redeemable. ETF Class shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
•Trading Issues. An active trading market for the ETF Class shares may not be developed or maintained by market makers or authorized participants. Authorized participants are not obligated to make a market in the ETF Class shares or to submit purchase or redemption orders for creation units, which may widen bid-ask spreads. Trading in ETF Class shares on the Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in ETF Class shares inadvisable, such as extraordinary market volatility. There can be no assurance that ETF Class shares will continue to meet the listing requirements of the Exchange. If the ETF Class shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.
•Market Price Variance Risk. The market prices of ETF Class shares will fluctuate in response to changes in NAV and supply and demand for ETF Class shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be

HOTCHKIS AND WILEY FUNDS	27

Fund Summary: Hotchkis and Wiley Funds
times when the market price and the NAV vary significantly. This means that ETF Class shares may trade at a discount to NAV.
•In times of market stress, market makers may step away from their role market making in the shares of ETFs and in executing trades, which can lead to differences between the market value of shares and an ETF’s NAV.
•The market price of the ETF Class shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for ETF Class shares than an ETF’s NAV, which is reflected in the bid and ask price for ETF Class shares or in the closing price.
•When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the ETF Class shares is open, there may be changes from the last quote of the closed market and the quote from an ETF’s domestic trading day, which could lead to differences between the market value of the ETF Class shares and an ETF’s NAV.
•In stressed market conditions, the market for the ETF Class shares may become less liquid in response to the deteriorating liquidity of an ETF’s portfolio. This adverse effect on the liquidity of the ETF Class shares may, in turn, lead to differences between the market value of the ETF Class shares and an ETF’s NAV.

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, ETF Class shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of ETF Class shares will approximate the Fund’s NAV, there may be times when the market price of ETF Class shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of ETF Class shares or during periods of market volatility. As a result, investors may pay significantly more or significantly less for ETF Class shares than the Fund’s NAV, which is reflected in the bid and ask price for ETF Class shares or in the closing price. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for ETF Class shares in the secondary market, in which case such premiums or discounts may be significant.

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. The ETF Class shares of the Fund are a new class of shares for which performance information is not available for a full calendar year, and therefore, for periods prior to the inception of the ETF Class shares, the bar chart shows changes in the Fund’s performance from year to year for Class I shares (the class with the longest period of annual returns), a mutual fund class of shares of the Fund not offered in this Prospectus. The table, which includes all applicable fees and sales charges, shows how the Fund’s mutual fund class shares average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance and an additional index that reflects the market sectors in which the Fund invests. Returns of the ETF Class shares of the Fund may vary from the returns of the Class I shares to the extent the expenses of the share classes differ. The ETF Class shares are generally expected to have expenses that are the same as or lower than Class I. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at https://www.hwcm.com/etfs-landing/resources/literature/ or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).

The inception dates for the Fund’s Class I, Class A, Class C and Class Z shares are December 31, 2002, December 31, 2002, August 28, 2003 and September 30, 2019, respectively. Performance of Class Z shares prior to September 30, 2019 reflects the historical performance of the Fund’s original share class (Class I).

Calendar Year Total Returns as of December 31

The calendar year-to-date return for the Fund’s Class I shares as of June 30, 2026 was 6.29%. During the period shown in the bar chart, the highest return for a quarter was 29.15% (quarter ended December 31, 2020) and the lowest return for a quarter was -32.99% (quarter ended March 31, 2020).

28	HOTCHKIS AND WILEY FUNDS

Fund Summary: Hotchkis and Wiley Funds
Average Annual Total Returns(1)
(for the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Opportunities Fund
Return Before Taxes – Class I	14.55%	14.93%	12.38%
Return After Taxes on Distributions – Class I	13.35%	12.89%	10.76%
Return After Taxes on Distributions and Sale of Fund Shares – Class I	9.08%	11.57%	9.78%
Return Before Taxes – Class A	8.28%	13.42%	11.49%
Return Before Taxes – Class C	12.45%	13.82%	11.28%
Return Before Taxes – Class Z	14.69%	15.03%	12.44%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes)	15.71%	11.18%	10.46%

(1)As of December 31, 2025, the ETF Class shares of the Fund had not yet commenced operations. Performance shown is from the Fund’s mutual fund class of shares not offered in this Prospectus. Returns for the ETF Class shares and mutual fund class shares may vary due to differences in their expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are tax-exempt or who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides a tax deduction that benefits the investor.

Management

Advisor. Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
George H. Davis, Jr.	Executive Chairman and Portfolio Manager	2002
David Green, CFA	Portfolio Manager	2002

Purchase and Sale of Fund Shares. The Fund will issue (or redeem) ETF Class shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks known as “Creation
Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual ETF Class shares of the Fund may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Purchases of ETF Class shares may be subject to brokerage commissions and other fees payable to financial intermediaries. Because the Fund’s ETF Class shares trade at market prices rather than at NAV, ETF Class shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling ETF Class shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF Class shares (bid) and the lowest price a seller is willing to accept for ETF Class shares (ask) (the “bid-ask spread”). Recent information regarding the ETF Class shares’ NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.hwcm.com/etfs-landing/resources/literature/.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are tax-exempt or you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase ETF Class shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of ETF Class shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the ETF Class shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HOTCHKIS AND WILEY FUNDS	29

Fund Summary: Hotchkis and Wiley Funds
HIGH YIELD FUND ETF Class Shares
Investment Objectives. The Fund seeks high current income combined with the opportunity for capital appreciation to maximize total return.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell ETF Class shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary about whether such a commission may apply to your transaction.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.19%
Total Annual Fund Operating Expenses(a)	0.74%
Fee Waiver/Reimbursement	-0.14%
Total Annual Fund Operating Expenses After Fee Waiver/Reimbursement or Recoupment	0.60%
(a)Hotchkis & Wiley Capital Management, LLC has contractually agreed to waive management fees and/or reimburse expenses (excluding sales loads, taxes, leverage interest, brokerage commissions, redemption liquidity service expenses, if any, acquired fund fees and expenses, if any, expenses incurred in connection with any merger or reorganization and extraordinary expenses) of the ETF Class shares of the Fund through August 29, 2027 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed 0.60%. The agreement may only be terminated with the consent of the Board of Trustees.

Example. This example is intended to help you compare the cost of investing in the Fund’s ETF Class shares with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund’s ETF Class shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown.

1 Year	3 Years	5 Years	10 Years
$61	$222	$398	$905

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategy. The Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in a diversified portfolio of high yield securities, rated below investment grade (i.e., rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or, if unrated, determined by Hotchkis & Wiley Capital Management, LLC (the “Advisor”) to be of comparable quality) (“junk bonds”). The Fund may also use futures, swaps and other derivatives (a financial contract with a value that depends on, or is derived from, the value of an underlying asset, reference rate or index) as a substitute for taking a position in the underlying asset, as part of a strategy designed to reduce exposure to other risks and/or to manage cash. For purposes of the 80% test, derivatives will be valued at notional value. The Fund may invest in mortgage- or asset-backed securities. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration with U.S. Securities and Exchange Commission pursuant to Regulation S (“Regulation S Securities”) under the 1933 Act.

The Fund may not invest more than 10% of its total assets in fixed income securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Advisor to be of comparable quality. The Fund may also invest in investment grade fixed income instruments. The average portfolio duration of the Fund normally will vary within two years (plus or minus) of the duration of the ICE BofA BB-B U.S. High Yield Constrained Index, which as of June 30, 2026 was 3.03 years. Duration measures the price sensitivity of a bond to changes in interest rates, calculated by the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows. For example, the share price of a fund with a duration of three years would be expected to fall approximately 3% if interest rates rose by one percentage point.

The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Advisor attempts to identify areas of the bond market that are undervalued relative to the rest of the market.

In selecting securities for the Fund, the Advisor develops an outlook for credit markets, interest rates, currency exchange rates and the economy, analyzes individual credit and call risks, and uses other security selection techniques. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the Advisor’s outlook for the

30	HOTCHKIS AND WILEY FUNDS

Fund Summary: Hotchkis and Wiley Funds
U.S. economy and the economies of other countries in the world, the financial markets and other factors.

Principal Investment Risks. As with any ETF, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of investing in the Fund are described in this section.

Market Risk. Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries represented in the securities markets. These factors include general domestic or foreign economic, political or financial market conditions, rates of economic growth and employment, trade and monetary policy, interest rates, inflation, and currency rates. Natural disasters, public health emergencies (including pandemics and epidemics), global conflict and war, military conflict, climate change, terrorism and other unforeseeable events that adversely affect individual companies, industries, sectors, and/or segments of the market, may lead to instability in world economies and markets and may have negative long-term effects. Any of such factors could have a materially negative impact on the value of the Fund’s shares or the liquidity of an investment and may result in increased market volatility. Financial markets also may be adversely affected by concerns regarding government debt levels, fiscal deficits, sovereign borrowing needs, and the sustainability of fiscal policies, which may contribute to increased interest rates, market volatility, reduced liquidity, or changes in investor sentiment. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value (“NAV”), the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Fixed Income Securities Risk. Fixed income securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Fixed income securities are also subject to interest rate risk, income risk, and call risk.

High Yield Risk. The Fund’s investments in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may subject the Fund to greater levels of credit, call and liquidity risk than funds that do not invest in such securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities of similar maturity. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Active Management Risk. The Fund is subject to active management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark. The Advisor may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant performance deviation relative to its benchmark. The Advisor does not seek to replicate the performance of any index.

Income Risk. The Fund is subject to income risk, which is the risk that the Fund’s income will decline during periods of falling interest rates. If the Fund’s income is reduced, distributions by the Fund to shareholders may be less.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk. The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to the investment risks associated with that region or country, although the Advisor does not intend to focus on a specific geographic region or country. Foreign securities can be less liquid and more difficult to value than other securities.

Adverse political, economic or social developments, as well as U.S. and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the Fund’s investments, prevent the Fund from realizing the full value of its investments or prevent the Fund from selling securities it holds.

Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of increases in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

HOTCHKIS AND WILEY FUNDS	31

Fund Summary: Hotchkis and Wiley Funds
Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Call Risk. Call risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than its maturity (a call). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Liquidity Risk. To the extent that a security is difficult to sell (whether because of a lack of an active market or because of unusual market conditions), the Fund may either be forced to accept a lower price for it or may have to continue to hold the security. Either outcome could adversely affect Fund performance. In addition, the Fund may be unable to meet redemption requests in extreme conditions and may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund’s investments include foreign (non-U.S.) securities, Rule 144A Securities and Regulation S Securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have increased exposure to liquidity risk. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Fund. However, their resale in the U.S. is permitted only in limited circumstances.

Derivatives Risk. A derivative is a financial contract with a value that depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund’s use of derivative instruments (such as futures, swaps and structured securities) involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. In addition, the Fund’s use of derivatives may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the creditworthiness of the Fund’s clearing broker, or the clearinghouse itself, rather than to a counterparty in an OTC derivative transaction.

Mortgage-Related and Other Asset-Backed Securities Risk. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-
related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. Asset-backed securities are subject to risks similar to those associated with mortgage-related securities.

Emerging Market Risk. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities that are economically tied to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues. Taxation, restrictions on foreign investment and on currency convertibility and repatriation, currency fluctuations and other developments in laws and regulations of emerging markets could result in loss to the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. In addition, when investing in emerging market countries, there may be differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

Currency Risk. If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Credit Ratings and Unrated Securities Risk. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund may purchase unrated securities (which are not rated by a rating agency and may be less liquid) if its portfolio managers determine that the security is of comparable quality to a rated security that the Fund may purchase. To the extent that the Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio managers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these

32	HOTCHKIS AND WILEY FUNDS

Fund Summary: Hotchkis and Wiley Funds
shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Multi-Class ETF Fund Structure Risk. Due to the structural and operational differences of mutual funds and ETFs, shareholders of the mutual fund and ETF Class shares of a Multi-Class ETF Fund will have differing shareholder rights with respect to exchange privileges, how shares are purchased and redeemed, the timing of dividend declarations and payments, and the timing and ability to automatically reinvest dividends. In addition, because all of the classes of a Multi-Class ETF Fund are based on the same Fund, transactions through one class could generate portfolio transaction costs and tax consequences for shareholders in other classes. For example, shareholders of ETF Class shares of a Multi-Class ETF Fund (i.e., as opposed to shareholders of a standalone ETF) have the potential to experience greater portfolio transaction costs and taxable capital gains distributions as a result of purchases and redemptions by shareholders of mutual fund classes of the Fund, as well as costs due to cash drag associated with the Fund holding the cash necessary to satisfy redemptions of the mutual fund classes shares, which could negatively impact the ETF Class shares’ performance. At the same time, shareholders of all classes of a Multi-Class ETF Fund might benefit from cost savings and economies of scale to the extent that the multiple classes draw additional assets to the Multi-Class ETF Fund.

ETF Structure Risk. The ETF Class shares of the Fund are structured as an ETF and as a result are subject to the following special risks, including:
•Not Individually Redeemable. ETF Class shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough ETF Class shares to constitute a Creation Unit.
•Trading Issues. An active trading market for the ETF Class shares may not be developed or maintained by market makers or authorized participants. Authorized participants are not obligated to make a market in the ETF Class shares or to submit purchase or redemption orders for creation units, which may widen bid-ask spreads. Trading in ETF Class shares on the Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in ETF Class shares inadvisable, such as extraordinary market volatility. There can be no assurance that ETF Class shares will continue to meet the listing requirements of the Exchange. If the ETF Class shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.
•Market Price Variance Risk. The market prices of ETF Class shares will fluctuate in response to changes in NAV and supply and demand for ETF Class shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that ETF Class shares may trade at a discount to NAV.
•In times of market stress, market makers may step away from their role market making in the shares of ETFs and in executing trades, which can lead to differences between the market value of shares and an ETF’s NAV.
•The market price of the ETF Class shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for ETF Class shares than an ETF’s NAV, which is reflected in the bid and ask price for ETF Class shares or in the closing price.
•When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the ETF Class shares is open, there may be changes from the last quote of the closed market and the quote from an ETF’s domestic trading day, which could lead to differences between the market value of the ETF Class shares and an ETF’s NAV.
•In stressed market conditions, the market for the ETF Class shares may become less liquid in response to the deteriorating liquidity of an ETF’s portfolio. This adverse effect on the liquidity of the ETF Class shares may, in turn, lead to differences between the market value of the ETF Class shares and an ETF’s NAV.
Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, ETF Class shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of ETF Class shares will approximate the Fund’s NAV, there may be times when the market price of ETF Class shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of ETF Class shares or during periods of market volatility. As a result, investors may pay significantly more or significantly less for ETF Class shares than the Fund’s NAV, which is reflected in the bid and ask price for ETF Class shares or in the closing price. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for ETF Class shares in the secondary market, in which case such premiums or discounts may be significant.

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. The ETF Class shares of the Fund are a new class of shares for which performance information is not available, and therefore, for periods prior to the inception of the ETF Class shares, the bar chart shows changes in the Fund’s performance from year to year for Class I shares (the class with the longest period of annual returns), a mutual fund class of shares of the Fund not offered in this Prospectus. The table, which includes all applicable fees and sales charges, shows how the Fund’s mutual fund class shares average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance and an additional index that reflects the market sectors in which the Fund

HOTCHKIS AND WILEY FUNDS	33

Fund Summary: Hotchkis and Wiley Funds
invests. Returns of the ETF Class shares of the Fund may vary from the returns of the Class I shares to the extent the expenses of the share classes differ. The ETF Class shares are generally expected to have expenses that are the same as or lower than Class I. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at https://www.hwcm.com/etfs-landing/resources/literature/ or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).

The inception dates for the Fund’s Class I, Class A and Class Z shares are March 31, 2009, May 29, 2009, and March 29, 2018, respectively. Performance figures prior to the inception date of the Class Z shares reflect the historical performance of the Fund’s original share class (Class I).

Calendar Year Total Returns as of December 31

The calendar year-to-date return for the Fund’s Class I shares as of June 30, 2026 was 1.69%. During the period shown in the bar chart, the highest return for a calendar quarter was 10.22% (quarter ended June 30, 2020) and the lowest return for a calendar quarter was -17.19% (quarter ended March 31, 2020).

Average Annual Total Returns(1)
(for the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
High Yield Fund
Return Before Taxes – Class I	7.25%	4.58%	5.61%
Return After Taxes on Distributions – Class I	4.56%	2.22%	3.11%
Return After Taxes on Distributions and Sale of Fund Shares – Class I	4.25%	2.45%	3.20%
Return Before Taxes – Class A	2.93%	3.53%	4.92%
Return Before Taxes – Class Z	7.26%	4.67%	5.68%
ICE BofA U.S. Corporate Bond Index (reflects no deduction for fees, expenses or taxes)	7.78%	0.11%	3.36%
ICE BofA BB-B U.S. High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	8.81%	4.17%	6.08%
(1)As of December 31, 2025, the ETF Class shares of the Fund had not yet commenced operations. Performance shown is from the Fund’s mutual fund class of shares not offered in this Prospectus. Returns for the ETF Class shares and mutual fund class shares may vary due to differences in their expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are tax-exempt or who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides a tax deduction that benefits the investor.

Management

Advisor. Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
Ray Kennedy, CFA	Portfolio Manager	2009
Mark Hudoff	Portfolio Manager	2009
Daniel McKenzie, CFA	Portfolio Manager	2024
Patrick Meegan, CPA	Portfolio Manager	2012
Richard Mak, CFA	Portfolio Manager	2014

34	HOTCHKIS AND WILEY FUNDS

Fund Summary: Hotchkis and Wiley Funds
Purchase and Sale of Fund Shares. The Fund will issue (or redeem) ETF Class shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual ETF Class shares of the Fund may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Purchases of ETF Class shares may be subject to brokerage commissions and other fees payable to financial intermediaries. Because the Fund’s ETF Class shares trade at market prices rather than at NAV, ETF Class shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling ETF Class shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF Class shares (bid) and the lowest price a seller is willing to accept for ETF Class shares (ask) (the “bid-ask spread”). Recent information regarding the ETF Class shares’ NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.hwcm.com/etfs-landing/resources/literature/.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are tax-exempt or you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase ETF Class shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of ETF Class shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the ETF Class shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HOTCHKIS AND WILEY FUNDS	35

Additional Information About the Funds’ Strategies and Risks

This section provides additional information about the ETF Class shares of the following series of Hotchkis and Wiley Funds (the “Trust”), each series a “Fund” and collectively, the “Funds”:

•Hotchkis & Wiley Mid-Cap Value Fund (“Mid-Cap Value Fund”)
•Hotchkis & Wiley Global Value Fund (“Global Value Fund”)
•Hotchkis & Wiley International Value Fund (“International Value Fund”)
•Hotchkis & Wiley International Small Cap Diversified Value Fund (“International Small Cap Diversified Value Fund”)
•Hotchkis & Wiley Opportunities Fund (“Opportunities Fund”)
•Hotchkis & Wiley High Yield Fund (“High Yield Fund”)

Fundamental and Non-Fundamental Investment Policies
Each Fund’s investment objective(s), is a fundamental policy that cannot be changed by action of the Board of Trustees of Hotchkis and Wiley Funds (the “Trust’) without shareholder approval. There is no assurance that a Fund will meet its investment objective.

A Fund will provide 60 days’ prior written notice to shareholders of a change in the Fund’s non-fundamental policy of investing at least 80% of its net assets plus borrowings for investment purposes in the type of investments suggested by the Fund’s name. For purposes of any 80% non-fundamental policy, equity securities shall include without limitation exchange-traded funds (“ETFs”) that have an investment strategy similar to the Fund’s or that otherwise are permitted investments of the Fund.

Please see “Investment Restrictions” in the SAI for additional information about the Funds’ fundamental and non-fundamental investment policies.

Share Class Information
In addition to ETF Class shares offered by this prospectus, the Mid-Cap Value Fund, Global Value Fund, Opportunities Fund, International Value Fund, International Small Cap Diversified Value Fund, and High Yield Fund offer mutual fund class shares through a separate prospectus. All classes offered by the Funds have the same investment objective, strategies and policies.

All Funds
Concentration Policy. None of the Funds has a policy of concentrating its investments in any industry. For purposes of this policy, concentration generally means investing more than 25% of total assets in a particular industry.

ESG Factors
As part of the Advisor's investment process, the investment team evaluates material factors, including general and industry-specific Environmental, Social, and Governance (“ESG”) factors, that the Advisor believes to be the most financially material to a company's short-, medium-, and long-term enterprise value. The Advisor believes this evaluation contributes to its overall analysis of a company's value creation for shareholders and future financial performance. The Advisor may not evaluate every investment for ESG factors and, when it does, not every ESG factor may be identified or evaluated.

Money Market Investments
To meet redemptions for the mutual fund share classes or when waiting to invest cash receipts, the Funds may invest in short-term, investment grade bonds, money market mutual funds and other money market instruments. To the extent that a Fund invests in a money market mutual fund, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market mutual fund’s advisory fees and operational expenses.

Temporary Defensive Investments
A Fund temporarily can invest up to 100% of its assets in short-term, investment grade bonds, money market mutual funds and other money market instruments in response to adverse market, economic or political conditions. A Fund may not achieve its objective using this type of investing.

36	HOTCHKIS AND WILEY FUNDS

Value Investing
The Advisor follows a value style that emphasizes owning select securities that, in the opinion of the Advisor, offer exceptional value independent of whether those securities are represented in the Funds’ respective benchmarks. The Advisor believes that value investment strategies provide greater risk-adjusted returns than growth investment strategies. Additionally, the Advisor believes that over the long term, investors are better served owning low-expectation stocks that trade at discounts to the value of their future cash flows than high-expectation stocks that trade at premiums. The Advisor identifies these investment opportunities by employing a disciplined, bottom-up research process that emphasizes internally generated fundamental research whose consistent application seeks to maximize long-term performance.

The Funds emphasize these characteristics in different degrees depending on investment objective(s) and market capitalization focus. The Funds’ holdings may differ significantly from their respective benchmarks.

Percentage Investment Limitations
Except for any 80% policy to comply with Rule 35d-1, unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. For any 80% policy to comply with Rule 35d-1, if a Fund subsequently identifies that less than 80% of its assets are invested in accordance with its 80% policy, the Fund will make future investments in a manner that will bring the Fund back into compliance as soon as reasonably practicable, and in any event within 90 days.

What are the main risks of investing in the Funds?
As with any ETF, the value of a Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund. Many factors can affect those values. The factors that are most likely to have a material effect on a Fund’s portfolio as a whole are called “principal risks.” The principal risks of investing in a Fund, which could adversely affect its net asset value (“NAV”), yield and total return, are described in this section. A Fund may be subject to additional risks other than those described below because the types of investments made by the Fund can change over time. We cannot guarantee that a Fund will achieve its investment objective(s) or that the Fund’s performance will be positive for any period of time. Historically, there have been extended periods of time in which certain Funds have not achieved their investment objective(s).

HOTCHKIS AND WILEY FUNDS	37

Each Fund’s principal risks are listed below:

	Mid-Cap Value Fund	Global Value Fund	International Value Fund	International Small Cap Diversified Value Fund	Opportunities Fund	High Yield Fund
Active Management Risk	X	X	X	X	X	X
ADRs and GDRs Risk		X	X	X	X
Call Risk					X	X
Capitalization Risk	X	X	X	X	X
Convertible Securities Risk					X
Credit Ratings and Unrated Securities Risks					X	X
Credit Risk					X	X
Currency Risk		X	X	X	X	X
Cybersecurity Risk	X	X	X	X	X	X
Derivatives Risk					X	X
Emerging Market Risk		X	X	X		X
Equity Securities Risk	X	X	X	X	X
ETF Risk	X	X	X	X	X	X
European Investments Risk		X	X	X
Financials Sector Risk	X	X	X	X
Fixed Income Securities Risk					X	X
Foreign (Non-U.S.) Investment Risk	X	X	X	X	X	X
Foreign Currency Exchange Contracts Risk		X	X	X	X
High Yield Risk					X	X
Income Risk					X	X
Industrials Sector Risk				X
Information Technology Sector Risk		X			X
Interest Rate Risk					X	X
Issuer Risk	X	X	X	X	X	X
Japan Risk				X
Large Shareholder Risk	X	X	X	X	X	X
Liquidity Risk					X	X
Market Risk	X	X	X	X	X	X
Market Trading Risk	X	X	X	X	X	X
Mortgage-Related and Other Asset-Backed Securities Risk						X
Multi-Class ETF Fund Structure Risk	X	X	X	X	X	X
Non-Diversification Risk					X
Premium/Discount Risk	X	X	X	X	X	X
Structural ETF Risks	X	X	X	X	X	X
Style Risk	X	X	X	X	X

Active Management Risk
The Funds are subject to active management risk because they are actively managed investment portfolios. The Advisor invests in securities that may not necessarily be included in a Fund’s benchmark. To the extent that the Advisor invests a Fund’s assets in securities that are not in the Fund’s applicable benchmark index, there is a greater risk that the Fund’s performance will deviate from that of the benchmark. The Advisor may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant performance deviation relative to a Fund’s benchmark index or indices. The Advisor does not seek to replicate the performance of any index. The Advisor will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results.

38	HOTCHKIS AND WILEY FUNDS

Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the portfolio managers in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives. Consequently, the Funds are subject to the risks that the methods and analysis employed by the Advisor may not produce the desired results and result in losses to the Funds.

American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) Risk
ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through sponsored or unsponsored facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar denominated. A Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currencies, increases.

Call Risk
Call risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than its maturity (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Capitalization Risk
The Global Value Fund, International Value Fund and Opportunities Fund invest in companies of any size market capitalization.

The Mid-Cap Value Fund and International Small Cap Diversified Value Fund invest in the securities of small and mid-cap companies. Investment in small and mid-cap companies may involve more risk than investing in larger, more established companies. Small and mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, a Fund’s investment in a small or mid-cap company may lose substantial value.

The general risks associated with fixed income securities and equity securities are particularly pronounced for securities issued by companies with small or mid-sized market capitalizations. In addition, small and mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans, and may have less access to capital markets during times of market distress.

Convertible Securities Risk
Convertible securities are generally preferred stocks and other securities, including fixed income securities, which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. A convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security’s underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. In the event of a liquidation of the underlying company, holders of convertible securities may be paid before the company’s common stockholders

HOTCHKIS AND WILEY FUNDS	39

but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Credit Ratings and Unrated Securities Risks
Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Statement of Additional Information (“SAI”) describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. Rating restrictions are reviewed at time of purchase. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase or the Fund’s minimum rating requirements. The Advisor does not rely solely on credit ratings, and may develop its own analysis of issuer credit quality. A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, a Fund’s success in achieving its investment objectives may depend more heavily on the portfolio managers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Credit Risk
A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Currency Risk
If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the returns of a Fund.

Cybersecurity Risk
Investment companies, including the Fund, must rely in part on digital and network technologies (collectively, “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyber-attacks, system failures, cybersecurity incidents, and the use of rapidly evolving artificial intelligence technologies. As a result, the Fund or its service providers, or the issuers of securities in which the Fund invests, may experience disruptions in business operations that may potentially result in financial losses, the inability of the Fund or Fund shareholders to transact business, the inability of the Fund to calculate NAV, violations of applicable privacy and other laws (including unauthorized access to sensitive information about the Fund or its investors), regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result.

Derivatives Risk
A derivative is a financial contract with a value that depends on, or is derived from, the value of an underlying asset, reference rate or index. The various types of derivative instruments that a Fund may use are described in detail under “Description of the Funds, Their Investments and Risks” in the SAI. A Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund’s use of derivative instruments (such as futures, options, swaps and structured securities) involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk.

40	HOTCHKIS AND WILEY FUNDS

They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. In addition, the Fund’s use of derivatives may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the creditworthiness of a Fund’s clearing broker, or the clearinghouse itself, rather than to a counterparty in an OTC derivative transaction. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective.

Futures. A futures contract provides for the future sale by one party and purchase by another party of an asset at a specified price on a specified date. Upon entering into futures contracts, a Fund bears the risk of unexpected price movements in the underlying asset and the risk of imperfect correlation in movements in the price of the futures contract and the underlying asset. There can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by a Fund of margin deposits in the event of the bankruptcy of a broker with whom the Fund has an open position in a financial futures contract.

Options. The Funds may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Funds may purchase call options on securities and security indexes. The purchase and writing of options involves certain risks. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

Swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard OTC swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. The Fund bears the risk that the Advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, each Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is subject to increasing regulations, in both U.S. and non-U.S. markets. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Emerging Market Risk
Foreign (non-U.S.) investment risk may be particularly high to the extent that a Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues. Taxation, restrictions on foreign investment and on currency convertibility and repatriation, currency fluctuations and other developments in laws and regulations of emerging markets could result in loss to the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have,

HOTCHKIS AND WILEY FUNDS	41

negative effects on the economies and securities markets of certain emerging market countries. In addition, when investing in emerging market countries, there may be differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

Equity Securities Risk
Equity securities, both common and preferred stocks as well as convertible stocks and warrants, have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally or particular industries represented by those markets, including poor management on the part of the stock’s issuer, shrinking product demand and other business risks, such as rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence).

ETF Risk
The ETF Class shares offered in this prospectus are exposed to the following risks:

•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The ETF Class shares have a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•Cash Redemption Risk. The Fund’s investment strategy may require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to realize a capital gain that it might not have realized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. To the extent that the transaction fees charged for redemptions of creation units is insufficient to cover the Fund’s transaction costs of selling portfolio securities, the Fund’s performance could be negatively impacted.

•Costs of Buying or Selling Shares. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

•Shares May Trade at Prices Other Than NAV. As with all ETFs, ETF Class shares may be bought and sold in the secondary market at market prices. As a result, investors in the ETF Class may pay significantly more or receive significantly less for shares than the Fund’s NAV. Although it is expected that the market price of ETF Class shares will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.

•Trading. Although ETF Class shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares. This could lead to the Fund’s ETF Class shares trading at a price that is higher or lower than the Fund’s NAV.

European Investments Risk
Exposure to investments in European countries may expose a Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Fund may be exposed to investments in securities of issuers that are domiciled in, have significant operations in, or that are listed on at least one securities exchange within member states of the European Union (the “EU”). A number of countries within the EU are also members of the Economic and Monetary Union (the “EMU”) (the “eurozone”) and have adopted

42	HOTCHKIS AND WILEY FUNDS

the euro as their currency. Eurozone membership requires member states to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in import or export tariffs, governmental or EU trade regulations, exchange rate of the euro and other currencies of certain EU countries which are not in the eurozone, as well as the default or threat of default by an EU member state on its sovereign debt and/or an economic recession in an EU member state, may have a significant adverse effect on the economies of other EU member states and major trading partners outside Europe. Europe has experienced heightened geopolitical uncertainty in recent years, including armed conflicts, military actions, terrorism, sanctions, trade disputes, supply chain disruptions, migration pressures, and energy market volatility. Such events may adversely affect European economies, businesses, financial markets, commodity prices, and the value and liquidity of a Fund's investments.

Financials Sector Risk
As of the date of this Prospectus, the Mid-Cap Value Fund, Global Value Fund, International Value Fund, and International Small Cap Diversified Value Fund currently invest a significant portion of their assets in companies in the financials sector, and therefore the performance of a Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions. Changing interest rates could reduce the profitability of certain types of companies in the financials sector. Financial companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Significant events may have a significant negative impact on economies and financial markets worldwide, resulting in higher debt defaults, loan write-offs, and government intervention, and potentially the failure of some financial institutions, each of which would reduce investment performance of financials sector companies held by the Fund.

Fixed Income Securities Risk
The Opportunities Fund and High Yield Fund invest in fixed income securities. Fixed income securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Fixed income securities are also subject to interest rate risk, income risk, and call risk.

Foreign (Non-U.S.) Investment Risk
A Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and investments in securities of foreign issuers may be subject to foreign withholding and other taxes. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. To the extent that a Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to the investment risks associated with that region or country. Additionally, adverse conditions in a certain region may adversely affect securities of other countries with economies that appear to be unrelated. Adverse political, economic or social developments, as well as U.S. and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the Fund’s investments, prevent the Fund from realizing the full value of its investments or prevent the Fund from selling securities it holds. Foreign securities can be less liquid and more difficult to value than other securities.

To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

Foreign Currency Exchange Contracts Risk
A foreign currency exchange contract involves the Fund’s purchase or sale of a specific currency on a spot basis or at a future date at a price set at the time of the contract. Forward foreign currency exchange contracts reduce the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts,

HOTCHKIS AND WILEY FUNDS	43

exchange rates and the underlying hedged assets. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

High Yield Risk
A Fund’s investments in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”) may subject the Fund to greater levels of credit, call and liquidity risk than funds that do not invest in such securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. These securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities of similar maturity. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require a Fund to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in a Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. In addition, the high yield securities in which a Fund invests may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for these securities and/or may result in a Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to a Fund. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative.

Income Risk
Income risk is the risk that a Fund’s income will decline during periods of falling interest rates or when a Fund experiences defaults on debt securities it holds. A Fund’s income declines when interest rates fall because, as the Fund’s higher-yielding debt securities mature or are prepaid, the Fund must re-invest the proceeds in debt securities that have lower, prevailing interest rates. The amount and rate of distributions that a Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

Industrials Sector Risk
As of the date of this Prospectus, the International Small Cap Diversified Value Fund currently invests a significant portion of its assets in companies in the industrials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The industrials sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, and government regulation. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies. Transportation securities, a component of the industrials sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Information Technology Sector Risk
As of the date of this Prospectus, the Global Value Fund and Opportunities Fund currently invest a significant portion of their assets in the information technology sector. Companies in the information technology sector may be adversely affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, both domestically and internationally, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and competition for the services of qualified personnel. Companies in the information technology sector also face competition or potential competition with numerous alternative technologies. The information technology sector is subject to rapid and significant

44	HOTCHKIS AND WILEY FUNDS

changes in technology. The success of sector participants depends substantially on the timely and successful introduction of new products.

Interest Rate Risk
Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of a Fund’s shares.

Measures such as average duration may not accurately reflect the true interest rate sensitivity of a Fund. This is especially the case if the Fund consists of securities with widely varying durations. Therefore, if a Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

Convexity is an additional measure used to understand a security’s or Fund’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if a Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rate.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Japan Risk
Investments in securities of Japanese issuers involve risks associated with economic, political, regulatory, and market developments in Japan. Japan's economy is highly dependent on international trade and global supply chains and may be adversely affected by trade disputes, tariffs, sanctions, changes in international trade policies, geopolitical tensions, and economic conditions in key trading partners. Economic growth may be affected by factors including demographic trends such as an aging population and declining birth rates, labor market constraints, periods of low inflation or inflationary pressures, changes in consumer spending, and government fiscal and monetary policies.

Japan's financial markets may be affected by changes in interest rates, public debt levels, currency exchange rates, and actions taken by the Bank of Japan or other governmental authorities. The value of investments denominated in Japanese yen may fluctuate significantly relative to the U.S. dollar and other currencies. Political developments, regional security concerns, strained international relations, or disruptions affecting major industries may adversely impact Japanese issuers and financial markets.

In addition, Japan is particularly vulnerable to natural disasters and other catastrophic events, including earthquakes, tsunamis, volcanic eruptions, typhoons, flooding, and other severe weather events, which could disrupt economic activity, damage infrastructure, impair business operations, and negatively affect the value of the Fund's investments.

HOTCHKIS AND WILEY FUNDS	45

Large Shareholder Risk
To the extent that a significant portion of a Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Liquidity Risk
To the extent that a security is difficult to sell (whether because of a lack of an active market or because of unusual market conditions), a Fund may either be forced to accept a lower price for it or may have to continue to hold the security. Either outcome could adversely affect Fund performance. An illiquid security is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days without the sale or disposition significantly changing the market value of the investment. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities and/or the Fund may sell at a time or price that is not advantageous in order to meet redemption requests. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have increased exposure to liquidity risk. Fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity.

Liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for a Fund to sell investments within the allowable time period to meet redemptions or may be unable to meet redemption requests in extreme conditions. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Restricted securities are privately-placed securities whose resale is restricted under the U.S. securities laws. The Fund may invest in restricted securities, including Rule 144A Securities and Regulation S Securities which may be freely traded among certain qualified institutional investors, such as the Fund, but whose resale in the U.S. is permitted only in limited circumstances. While restricted securities offer attractive investment opportunities otherwise not available on an open market, because such securities are available to few buyers, they are often both difficult to sell and to value.

Market Risk
Market risk is the risk that the market price of securities owned by the Funds may go down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries represented in the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, financial crises, recessions, or other events could have a significant impact on the Fund and its investments. The value of a security may decline due to general economic, political or financial market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, including changes in the general outlook for corporate earnings, rates of economic growth and employment, monetary policy, interest rates, inflation, and currency rates, or due to adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, a Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments.

Policy changes by the U.S. Government and/or Federal Reserve, such as changes in interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on a Fund. Adverse market events may also lead to increased shareholder redemptions, which could cause a Fund to experience a loss or difficulty in selling investments to meet such redemptions.

Unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and

46	HOTCHKIS AND WILEY FUNDS

panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The foregoing could also impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance, and overall prevent the Fund from implementing its investment strategies and achieving its investment objective.

Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the values of investments traded in these markets, including investments held by a Fund. Markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies, such as artificial intelligence, to engage in cyber-attacks or to take over the Web sites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.

Financial markets also may be adversely affected by concerns regarding government debt levels, fiscal deficits, sovereign borrowing needs, and the sustainability of fiscal policies, which may contribute to increased interest rates, market volatility, reduced liquidity, or changes in investor sentiment.

For ETF Class shares, any of the above factors could have a materially negative impact on the value of a Fund's shares or the liquidity of an investment and may result in increased market volatility. During any such events, a Fund's shares may trade at increased premiums or discounts to their NAV, the bid/ask spread on the Fund's shares may widen and the returns on investment may fluctuate.

Market Trading Risk
Although the ETF Class shares are listed for trading on one or more stocks exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained. There are no obligations of market makers to make a market in the ETF Class shares or of an authorized participant to submit purchase or redemption orders for Creation Units, which may widen bid-ask spreads. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a fund’s portfolio securities and the ETF Class shares’ market price. This reduced effectiveness could result in the ETF Class shares trading at a premium or discount to their NAV and also greater than normal intraday bid/ask spreads. Additionally, in stressed market conditions, the market for the ETF Class shares may become less liquid in response to deteriorating liquidity in the markets for the fund’s portfolio holdings, which may cause a significant variance in the market price of the ETF Class shares and their underlying value as well as an increase in the ETF Class shares bid-ask spread.

There can be no assurance that the ETF Class shares will continue to trade on a stock exchange or in any market or that the ETF Class shares will continue to meet the requirements for listing or trading on any exchange because of market conditions or other reasons. In addition, trading in the ETF Class shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.

During a “flash crash,” the market prices of the ETF Class shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by a fund. Flash crashes may cause authorized participants and other market makers to limit or cease trading in the ETF Class shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices. ETF Class shares, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.

Mortgage-Related and Other Asset-Backed Securities Risk
Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

HOTCHKIS AND WILEY FUNDS	47

Multi-Class ETF Fund Structure Risk

Due to the structural and operational differences of mutual funds and ETFs, shareholders of the mutual fund and ETF Class shares of a Multi-Class ETF Fund will have differing shareholder rights with respect to exchange privileges, how shares are purchased and redeemed, the timing of dividend declarations and payments, and the timing and ability to automatically reinvest dividends. In addition, because all of the classes of a Multi-Class ETF Fund are based on the same Fund, transactions through one class could generate portfolio transaction costs and tax consequences for shareholders in other classes. For example, shareholders of the ETF Class of a Multi-Class ETF Fund (i.e., as opposed to shareholders of a standalone ETF) have the potential to experience greater portfolio transaction costs and taxable capital gains distributions as a result of purchases and redemptions by shareholders of mutual fund classes of the Fund, as well as costs due to cash drag associated with the Fund holding the cash necessary to satisfy redemptions of the mutual fund classes shares, which could negatively impact the ETF Class shares' performance. At the same time, shareholders of all classes of a Multi-Class ETF Fund might benefit from cost savings and economies of scale to the extent that the multiple classes draw additional assets to the Multi-Class ETF Fund.

Non-Diversification Risk
The Opportunities Fund is non-diversified under federal securities laws, meaning the Fund can invest a greater portion of its assets in the securities of any one issuer than can a diversified fund. Investing in a non-diversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a non-diversified fund. The Fund’s share values could fluctuate more than those of funds holding more securities in their portfolios.

Structural ETF Risks. The ETF Class shares offered in this prospectus are exposed to the following risks:

Market Participants Risk. Only an Authorized Participant may engage in creation or redemption transactions in the ETF Class shares directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the ETF Class shares of the Fund and no other Authorized Participant is able to step forward to create or redeem, the Fund’s ETF Class shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. The Fund may also rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares but such market makers are under no obligation to do so. Decisions by Authorized Participants or market makers to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the ETF Class shares’ market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the Authorized Participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund’s ETF Class shares are trading on the Exchange, which could result in a decrease in value of the Fund’s ETF Class shares. This reduced effectiveness could result in the Fund’s ETF Class shares trading at a premium or discount to NAV and also in greater than normal intraday bid-ask spreads in Fund shares.

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling ETF Class shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of ETF Class shares may significantly reduce investment results and an investment in ETF Class shares may not be advisable for investors who anticipate regularly making small investments.

Premium/Discount Risk. As with all ETFs, ETF Class shares may be bought and sold in the secondary market at market prices. The trading prices of ETF Class shares in the secondary market may differ from the Fund’s daily NAV per share and there may be times when the market price of the ETF Class shares is more than the NAV per share (premium) or less than the NAV per share (discount). If a shareholder purchases ETF Class shares at a time when the market price is at a premium to the NAV or sells ETF Class shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the ETF Class shares, respectively. This risk is heightened in times of market volatility or periods of steep market declines.

Trading Risks. Although ETF Class shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that ETF Class shares will trade with any volume, or at all, on any stock

48	HOTCHKIS AND WILEY FUNDS

exchange. In stressed market conditions, the liquidity of ETF Class shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund shares.

Style Risk
The Advisor follows an investing style that favors value investments. Value investing style may over time go in and out of favor in certain market cycles. At times when the value investing style is out of favor the Fund's performance may be negatively impacted. Investors should be prepared to tolerate volatility in Fund returns.

Premium/Discount Risk
ETF Class shares may trade at prices other than NAV. ETF Class shares trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of a fund is calculated at the end of each business day and fluctuates with changes in the market value of the fund’s holdings since the most recent calculation. The trading prices of the ETF Class shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the ETF Class shares may deviate significantly from NAV during periods of market volatility.

Any of these factors, among others, may lead to the ETF Class shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy the ETF Class shares in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. The Advisor cannot predict whether shares will trade above (premium), below (discount) or at NAV. However, because shares can be created and redeemed in Creation Units at NAV, the Advisor believes that large discounts or premiums to the NAV of a fund are not likely to be sustained over the long-term. While creation/redemption feature is designed to make it likely that the ETF Class shares normally will trade on stock exchanges at prices close to the fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for ETF Class shares of a fund that differ significantly from its NAV.

Non-Principal Investment Risks
In addition to the principal investment risks described above, the Funds may also invest or engage in, or be subject to risks associated with, the following:

Operational Risk
The Funds are exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of a Fund's service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. In addition, the development and use of artificial intelligence technologies are expanding rapidly and may be employed by service providers that support the operations of a Fund as well as issuers of securities held by the Fund. The Funds are subject to certain operational risks associated with reliance on service providers and service providers’ data sources, including with respect to calculation of NAVs. Errors or systems failures and other technological issues may adversely impact a Fund’s calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. A Fund may be unable to recover any losses associated with such failures. A Fund may also face service provider risks from cloud-service disruptions, cyber incidents and business continuity disruptions.

The Funds seek to reduce these operational risks through controls and procedures believed to be reasonably designed to address these risks. However, these controls and procedures cannot address every possible risk and may not fully mitigate the risks that they are intended to address.

Non-Principal Strategies (All Funds)
Securities Lending. The Funds may lend their portfolio securities. A securities lending program allows the Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for non-U.S. securities) of the value of the portfolio securities being lent. This collateral is marked to market on each trading day.

Other Investments (All Funds)

This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by each Fund. As with other actively managed mutual funds and ETFs, investors in the Funds rely on the professional investment judgment and skill of the Advisor and the individual portfolio managers. Please see “Description of the Funds, Their

HOTCHKIS AND WILEY FUNDS	49

Investments and Risks” in the SAI for additional information about the securities and investment techniques that may be used by the Funds and their related risks.

Investing in any of the Funds does not constitute a complete investment program. You should consider the Funds as just one part of your investment program. Each Fund may invest in a company that another Hotchkis and Wiley fund may hold. As a result, investing in multiple Hotchkis and Wiley funds might not provide meaningful diversification for shareholders’ investment portfolios. In addition, holding multiple funds may result in exposure to individual companies, industries and/or economic sectors beyond what may be appropriate for your individual portfolio, goals and/or risk tolerance. You should contact your investment professional for further information regarding these increased risks and exposures.

50	HOTCHKIS AND WILEY FUNDS

HOW TO OBTAIN ADDITIONAL INFORMATION ABOUT THE FUNDS

Each year the Funds will send investors an annual report (along with an updated Summary Prospectus) and a semi-annual report, which contain important information about the Funds. To reduce expenses, we will send one annual report, one semi-annual report and one Summary Prospectus per household, unless you instruct us or your financial intermediary otherwise.

If you would like further information about the Funds, including how they invest, please see the SAI, which is available on the Funds’ website (https://www.hwcm.com/etfs-landing/resources/literature/).

The names and share quantities to deliver in exchange for ETF Class shares, together with estimates and actual cash components, is publicly disseminated each day the Exchange is open for trading via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the Fund. Each Fund’s portfolio holdings are also available on the Fund’s website at https://www.hwcm.com/etfs-landing/resources/literature/. A complete description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings can be found in the SAI.

Multi-Class ETF Fund Structure
The Advisor and the Trust have received an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) that permits each Fund to offer mutual fund share classes and an exchange-traded share class that operates as an ETF (a “Multi-Class ETF Fund”). Under this structure, the ETF Class shares are listed and traded on a national securities exchange and are generally bought and sold at market-determined prices, whereas the mutual fund share classes are purchased and redeemed at a Multi-Class ETF Fund’s net asset value next determined after receipt of the order.

Due to the structural and operational differences of mutual funds and ETFs, shareholders of the mutual fund and ETF Class shares of a Multi-Class ETF Fund will have differing shareholder rights with respect to exchange privileges, how shares are purchased and redeemed, the timing of dividend declarations and payments, and the timing and ability to automatically reinvest dividends. In general, ETF Class shareholders will receive dividend payments later than mutual fund shareholders. In addition, the timing and ability of ETF Class shareholders to reinvest dividends automatically depends on the terms of their intermediaries’ automatic dividend reinvestment plan, if any. For additional information regarding these differences, see “Dividends and Taxes— Dividends and Distributions” and “Dividends and Taxes—Taxes on Purchase and Redemption of Creation Units” in this Prospectus and “Taxation of the Funds and Their Shareholders—Shareholder Taxation—Taxes on Purchase and Redemption of Creation Units” in the SAI. In addition, because all of the classes of a Multi-Class ETF Fund are based on the same Fund, transactions through one class could generate portfolio transaction costs and tax consequences for shareholders in other classes. For example, shareholders of the ETF Class of a Multi-Class ETF Fund (i.e., as opposed to shareholders of a standalone ETF) have the potential to experience greater portfolio transaction costs and taxable capital gains distributions as a result of purchases and redemptions by shareholders of mutual fund classes of the Fund, as well as costs due to cash drag associated with the Fund holding the cash necessary to satisfy redemptions of the mutual fund classes shares, which could negatively impact the ETF Class shares’ performance. At the same time, shareholders of all classes of a Multi-Class ETF Fund might benefit from cost savings and economies of scale to the extent that the multiple classes draw additional assets to the Multi-Class ETF Fund.

A Multi-Class ETF Fund also is required to comply with certain requirements of Rule 6c-11 under the Investment Company Act of 1940, as amended (the “1940 Act”), in order to permit ETF operations, which are requirements that do not normally apply to a mutual fund. For example, a Multi-Class ETF Fund is required to provide daily transparency of the Fund’s holdings, which has the potential to make the Fund more susceptible to front running than a traditional mutual fund that provides more limited public disclosure of portfolio holdings. Also, unlike a traditional mutual fund, a Multi-Class ETF Fund may not have the same flexibility to close the Fund to new purchases.

The use of this structure is subject to terms and conditions set forth in the SEC exemptive order that are designed to ensure that the Advisor and the Board focus on these potential issues on an initial and ongoing basis. The conditions include that the Board, and a majority of the independent trustees, approve (initially, and at least annually thereafter) the operation of a Multi-Class ETF Fund pursuant to a multiple-class plan, finding that the plan is in the best interests of each mutual fund class and the ETF Class individually, and in the best interests of the Multi-Class ETF Fund as a whole. The Advisor shall prepare written reports to assist the Board’s findings that contain information regarding, among other items, the potential and/or observed benefits and costs to each class individually and the Fund as a whole due to the structure, the appropriateness of the Fund’s investment strategy for

HOTCHKIS AND WILEY FUNDS	51

the structure, and the potential and/or observed material conflicts of interest between the classes and/or material negative consequences resulting from the structure.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

How to Buy and Sell Shares
This prospectus offers ETF Class shares. Certain Funds also offer mutual fund class shares not included in this prospectus.

There is no exchangeability or convertibility between a Fund's ETF Class shares and mutual fund class shares. A Fund's mutual fund class shares may not be exchanged or converted into ETF Class shares and the Funds' ETF Class shares may not be exchanged or converted into mutual fund class shares.

A Fund issues and redeems ETF Class shares at NAV only in Creation Units. Creation Units may only be acquired by APs, and only APs may tender their ETF Class shares for redemption directly to the Fund at NAV. Each AP must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, ETF Class shares trade in the secondary market in quantities less than a Creation Unit.

Most investors buy and sell individual ETF Class shares in secondary market transactions through brokers. ETF Class shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy ETF Class shares, and receive less than NAV when you sell those ETF Class shares.

When buying or selling ETF Class shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread with respect to shares of the Fund varies over time based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity.

Frequent Purchases and Redemptions of the Fund's Shares
The Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”). In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Fund's shareholders. The Board considered that the Fund's shares can only be purchased and redeemed directly from the Fund in Creation Units by broker-dealers and large institutional investors that have entered into participation agreements (i.e., authorized participants (“APs”)) and that the vast majority of trading in the Fund's shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund's trading costs and the realization of capital gains. With respect to trades directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent that the Fund may affect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the shares trade at or close to NAV. In addition, the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. Finally, the Advisor monitors purchase and redemption orders from APs for patterns of abusive trading and the Fund reserves the right to not accept orders from APs that the Advisor has determined may be disruptive to the management of the Fund.

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HOW SHARES ARE PRICED

Fund ETF Class shares are listed for secondary trading on the Exchange and individual Fund ETF Class shares may only be purchased and sold in the secondary market through a broker-dealer. The Exchange and secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell ETF Class shares in the secondary market, you will pay the secondary market price for ETF Class shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The trading prices of ETF Class shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the relevant Fund’s NAV, which is calculated at the end of each business day. ETF Class shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily NAV of Fund ETF Class shares. The trading prices of Fund ETF Class shares may deviate significantly from the Fund’s NAV during periods of market volatility. Given, however, that Fund ETF Class shares can be issued and redeemed daily in Creation Units, the Advisor believes that large discounts and premiums to NAV should not be sustained over long periods.

Book Entry
ETF Class shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding Fund ETF Class shares. Investors owning ETF Class shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for ETF Class shares.

DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of ETF Class shares, you are not entitled to receive physical delivery of stock certificates or to have ETF Class shares registered in your name, and you are not considered a registered owner of ETF Class shares. Therefore, to exercise any right as an owner of ETF Class shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

DIVIDENDS AND TAXES

Dividends and Distributions
Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

Each Fund typically earns income dividends from stocks, interest from debt securities and securities lending income. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as “income dividend distributions.” Each Fund will generally realize short-term capital gains or losses whenever it sells or exchanges assets held for one year or less. Net short-term capital gains will generally be treated as ordinary income when distributed to shareholders. Each Fund will generally realize long-term capital gains or losses whenever it sells or exchanges assets held for more than one year. Net capital gains (the excess of a Fund’s net long-term capital gains over its net short-term capital losses) are distributed to shareholders as “capital gain distributions.”

Income dividend distributions, if any, for the ETF Class shares of the Mid-Cap Value Fund, the Global Value Fund, the International Value Fund, the International Small Cap Diversified Value Fund and the Opportunities Fund are generally distributed to shareholders at least annually. The High Yield Fund distributes substantially all of its net investment income to ETF Class shareholders in the form of dividends. The High Yield Fund intends to declare income dividends monthly and distribute them monthly to ETF Class shareholders of record. Net capital gains for each Fund are distributed at least annually. Dividends may be declared and paid more frequently or at any other time to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Some portion of each distribution may result in a return of capital to you. Dividends which are reinvested will nevertheless be taxable to the same extent as if such dividends had not been reinvested.

Dividends which are reinvested will nevertheless be taxable to the same extent as if such dividends had not been reinvested.

HOTCHKIS AND WILEY FUNDS	53

Taxes on Purchase and Redemption of Creation Units
If you exchange securities for Creation Units, you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of your aggregate basis in the securities surrendered and the cash component paid for such Creation Units. If you redeem Creation Units, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the sum of the aggregate market value of the securities received and the cash redemption amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

PREMIUM/DISCOUNT INFORMATION
Information showing the number of days the market price of the Fund's ETF Class shares was greater (at a premium) and less (at a discount) than the Fund's NAV for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.hwcm.com/etfs-landing/resources/literature/.

54	HOTCHKIS AND WILEY FUNDS

The Management Team

MANAGEMENT OF THE FUNDS

The Advisor
Hotchkis & Wiley Capital Management, LLC, 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5704, is each Fund’s investment advisor. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens-H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor’s predecessor entity was organized as an investment advisor in 1980. As of June 30, 2026, the Advisor had approximately $38.7 billion in investment company and other portfolio assets under management. The Advisor supervises and arranges the purchase and sale of securities held in the Funds’ portfolios.

Pursuant to each Fund’s advisory agreement, the investments and business operations of each Fund are managed by the Advisor subject to oversight by the Board of Trustees. The Advisor is also responsible for selecting brokers and dealers to execute a Fund’s portfolio transactions.

For its services under the applicable advisory agreement, the Advisor is entitled to receive an annual management fee for the Mid-Cap Value Fund as follows:

First $5 billion in assets     0.75% of average daily net assets
Next $5 billion in assets     0.65% of average daily net assets
Over $10 billion in assets    0.60% of average daily net assets

For its services under the applicable advisory agreement, the Advisor is entitled to receive an annual management fee for the Global Value Fund of 0.55% of average daily net assets; for the International Value Fund of 0.55% of average daily net assets; for the International Small Cap Diversified Value Fund of 0.70% of average daily net assets; for the Opportunities Fund of 0.75% of average daily net assets; and for the High Yield Fund of 0.55% of average daily net assets.

The annual fee paid to the Advisor as a percentage of average daily net assets for the year ended June 30, 2026, net of expense reimbursements or fee waivers (if applicable), was 0.75% for the Mid-Cap Value Fund; 0.30% for the Global Value Fund, 0.00% for the International Value Fund, 0.00% for the International Small Cap Diversified Value Fund, 0.75% for the Opportunities Fund, and 0.49% for the High Yield Fund.

For each ETF Class of the following Funds, the Advisor has agreed to waive fees or make reimbursements so that annual operating expenses of each Fund (excluding sales loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, if any, expenses incurred in connection with any merger or reorganization and extraordinary expenses) will be limited as noted below.

Fund	Expense Limitation Amount
Mid-Cap Value	1.05%
Global Value	0.70%
International Value	0.70%
International Small Cap Diversified Value	0.89%
Opportunities	0.90%
High Yield	0.60%

The Advisor has agreed to these expense limits through August 29, 2027. The agreement may be terminated only with the consent of the Funds’ Board.

A discussion regarding the basis on which the Board of Trustees approved the continuation of the investment advisory agreement for each of the Funds is available in the Fund’s Form N-CSR for the year ended June 30, 2026.

HOTCHKIS AND WILEY FUNDS	55

Portfolio Managers
The Advisor also manages institutional separate accounts and is the sub-advisor to other mutual funds. The investment process employed is the same for similar accounts, including the Funds, and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of the Advisor’s investment strategies. Portfolio managers for each strategy ensure that the best thinking of the investment team is reflected in the “target portfolios.” Investment ideas for each Fund are generated by the Advisor’s investment team. The Advisor has identified the portfolio managers with the most significant responsibility for each Fund’s portfolio. The list does not include all members of the investment team.

The investment process is team driven where each portfolio manager participates in the investment research review and decision-making process for all of the Funds.

Investment Team Member	Primary Role	Title and Recent Biography

George H. Davis, Jr.
Jointly and primarily responsible for day-to-day management of the Mid-Cap Value Fund and Opportunities Fund. He participates in the investment research review and decision-making process and represents the Funds to current and prospective shareholders.
Executive Chairman (since 2021) and Portfolio Manager (since 2001) of Advisor; Chief Executive Officer of Advisor (2001-2021); joined Advisor’s predecessor in 1988 as an equity analyst and became portfolio manager in 1989.

Hunter Doble, CFA
Jointly and primarily responsible for day-to-day management of the Mid-Cap Value Fund and International Value Fund. He participates in the investment research review and decision-making process and represents the Funds to current and prospective shareholders.
Portfolio Manager of Advisor (since 2005).

David Green, CFA
Jointly and primarily responsible for day-to-day management of the Opportunities Fund. He participates in the investment research review and decision-making process and represents the Funds to current and prospective shareholders.
Principal and Portfolio Manager of Advisor (since 2001); joined Advisor’s predecessor in 1997 as portfolio manager.

Mark Hudoff	Jointly and primarily responsible for day-to-day management of the High Yield Fund. He participates in the investment research review and decision-making process and represents the Fund to current and prospective shareholders.	Portfolio Manager of Advisor (since 2009). Executive Vice President, Portfolio Manager and Head of Global High Yield investments at PIMCO (2000 – 2009).

Ray Kennedy, CFA	Jointly and primarily responsible for day-to-day management of the High Yield Fund. He participates in the investment research review and decision-making process and represents the Fund to current and prospective shareholders.	Portfolio Manager of Advisor (since 2008). Managing Director, Portfolio Manager and a senior member of PIMCO’s investment strategy group (1996 – 2007).

Stan Majcher, CFA	Jointly and primarily responsible for day-to-day management of the Mid-Cap Value Fund. He participates in the investment research review and decision-making process and represents the Fund to current and prospective shareholders.	Principal and Portfolio Manager of Advisor (since 2001); joined Advisor’s predecessor in 1996 as an equity analyst and became portfolio manager in 1999.

Richard Mak, CFA	Jointly and primarily responsible for day–to-day management of the High Yield Fund. He participates in the investment research review and decision-making process and represents the Fund to current and prospective shareholders.	Portfolio Manager of Advisor (since 2013). Senior Vice-President, High Yield Portfolio Manager/Credit Analyst at PIMCO (2007 – 2013).

Scott McBride, CFA	Jointly and primarily responsible for day-to-day management of the Global Value Fund. He participates in the investment research review and decision making process and represents the Funds to current and prospective shareholders.	Chief Executive Officer (since 2021) and Portfolio Manager of Advisor (since 2004); President of Advisor (2016-2021); joined Advisor’s predecessor in 2001 as equity analyst and became portfolio manager in 2004.

56	HOTCHKIS AND WILEY FUNDS

Investment Team Member	Primary Role	Title and Recent Biography
Daniel McKenzie, CFA	Jointly and primarily responsible for day–to-day management of the High Yield Fund. He participates in the investment research review and decision-making process and represents the Fund to current and prospective shareholders.	Portfolio Manager of Advisor (since 2018); joined the Advisor in 2004 as a performance specialist, completed a three-year Research Associate program and became an investment analyst in 2010. He became a portfolio manager in 2018.

Patrick Meegan, CFA	Jointly and primarily responsible for day-to-day management of the High Yield Fund. He participates in the investment research review and decision-making process and represents the Fund to current and prospective shareholders.	Portfolio Manager of Advisor (since 2001); joined Advisor’s predecessor in 1998 as an equity analyst and became portfolio manager in 2001.

Judd Peters, CFA	Jointly and primarily responsible for day-to-day management of the International Small Cap Diversified Value Fund. He participates in the investment research review and decision making process and represents the Funds to current and prospective shareholders.	Portfolio Manager of Advisor (since 2003); joined Advisor’s predecessor in 1999 as equity analyst and became portfolio manager in 2003.

Scott Rosenthal	Jointly and primarily responsible for day-to-day management of the Global Value Fund and International Value Fund. He participates in the investment research review and decision making process and represents the Funds to current and prospective shareholders.	Portfolio Manager of Advisor (since 2010); joined Advisor in 2007 as equity analyst and became portfolio manager in 2010.

Ryan Thomes, CFA	Jointly and primarily responsible for day–to-day management of the International Small Cap Diversified Value Fund. He participates in the investment research review and decision-making process and represents the Funds to current and prospective shareholders.	Portfolio Manager of Advisor (since 2018); joined Advisor in 2008 as portfolio analyst and became portfolio manager in 2018.

Please see the SAI for more information about management of the Funds, including additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Funds that they manage.

Plan of Distribution
The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which each Fund’s ETF Class shares may reimburse the Distributor up to a maximum annual rate of 0.25% of its average daily net assets.

Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no “interested person” of the Trust (as that term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.

No fee is currently paid by any Fund’s ETF Class shares under the Plan and no payments pursuant to the Plan are expected to be paid within the 12-month period from the date of this Prospectus.

Additional Information
The Trust enters into contractual arrangements with various parties, including among others, the Funds’ investment adviser, principal underwriter, custodian and transfer agent, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract

HOTCHKIS AND WILEY FUNDS	57

between the Trust, the Trustees or any Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

58	HOTCHKIS AND WILEY FUNDS

Description of Indices

The performance of the Indices assumes the reinvestment of all distributions but does not assume any transaction costs, taxes, management fees or other expenses. It is not possible to invest directly in an index.

The Russell 1000® Index, an unmanaged index, measures the performance of those 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents approximately 93% of the U.S. market.

The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios, lower forecasted growth values, and lower historical sales growth.

The Russell Midcap® Index, an unmanaged index, measures the performance of the 800 non-mega cap companies in the Russell 1000® Index.

The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios, lower forecasted growth values, and lower historical sales growth.

The Russell 2000® Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios, lower forecasted growth values and lower historical sales growth.

The Russell 3000® Index, an unmanaged index, is a stock market index comprised of the 3,000 largest U.S.-traded stocks which represent about 98% of all U.S. incorporated equity securities.

The Russell 3000® Value Index measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI World Index (Net) USD is a free float-adjusted weighted index capturing large and mid cap representation across 23 Developed Markets (DM) countries. The Index includes reinvestment of dividends, net foreign withholding taxes.

The MSCI World ex-USA Index (Net) USD is a free float-adjusted weighted index capturing large and mid cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. The index covers approximately 85% of the free float-adjusted market capitalized in each country. The Index includes reinvestment of dividends, net foreign withholding taxes.

The MSCI World ex-USA Small Cap Index (Net) USD captures small cap representation across 22 of 23 Developed Markets (DM) countries and covers approximately 14% of the free float-adjusted market capitalization in each country. The Index includes reinvestment of dividends, net foreign withholding taxes.

The ICE BofA U.S. Corporate Bond Index tracks the performance of U.S. dollar denominated investment grade corporate debt publicly issued in the U.S. domestic market.

The ICE BofA BB-B U.S. High Yield Constrained Index contains all securities in the ICE BofA U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody’s or Fitch), but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

HOTCHKIS AND WILEY FUNDS	59

Financial Highlights

As of the date of this Prospectus, financial highlights are not available for the Funds’ ETF Class shares. The financial highlights tables below are intended to help you understand the Funds’ financial performance for the past five years, or since inception if less than five years, by showing information for the Funds’ Class I, Class A, Class C and Class Z shares, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The financial highlights tables show the Funds' financial performance for the fiscal years ended June 30, 2022, 2023, 2024, 2025 and 2026. This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, are available on the Funds’ website and are included in the Form N-CSR filed with the SEC, which is available upon request. Financial highlights are not available for share classes that are not currently offered.

Financial highlights for Class I shares of each Fund are shown to provide investors with financial information about the Fund. Class I shares of the Funds would have substantially similar returns as ETF Class shares because the shares are invested in the same portfolio securities. Returns for ETF Class shares and Class I shares may vary to the extent the expenses of the share classes differ. The ETF Class shares are generally expected to have expenses that are the same as or lower than Class I.

60	HOTCHKIS AND WILEY FUNDS

Financial Highlights

		INVESTMENT OPERATIONS:			LESS DISTRIBUTIONS FROM:						SUPPLEMENTAL DATA AND RATIOS:
For the period ended	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments(b)	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return(c)	Net assets, end of period (in thousands)	Ratio of expenses to average net assets before expense reimbursement(d)(e)	Ratio of expenses to average net assets after expense reimbursement(d)(e)	Ratio of overdraft and ReFlow fees to average net assets(d)(e)	Ratio of operational expenses to average net assets excluding overdraft and ReFlow fees(d)(e)	Ratio of net investment income (loss) to average net assets(d)(e)	Portfolio turnover rate(c)
Hotchkis and Wiley Mid-Cap Value Fund - Class A
6/30/2026	$52.65	0.64	11.38	12.02	(0.67)	—	(0.67)	$64.00	22.99%	$123,619	1.20%	1.20%	—%	1.20%	1.08%	52%
6/30/2025	$52.62	0.58	(0.01)	0.57	(0.54)	—	(0.54)	$52.65	1.01%	$109,621	1.21%	1.21%	—%	1.21%	1.08%	31%
6/30/2024	$45.55	0.40	6.73	7.13	(0.06)	—	(0.06)	$52.62	15.65%	$119,610	1.20%	1.20%	0.00%(g)	1.20%	0.80%	28%
6/30/2023	$39.99	0.43	5.26	5.69	(0.13)	—	(0.13)	$45.55	14.24%	$120,783	1.21%	1.21%	0.00%(g)	1.21%	0.97%	35%
6/30/2022	$41.52	0.13	(1.15)	(1.02)	(0.51)	—	(0.51)	$39.99	-2.54%	$111,771	1.21%	1.21%	0.00%(g)	1.21%	0.31%	41%
Hotchkis and Wiley Mid-Cap Value Fund - Class I
6/30/2026	$53.63	0.76	11.60	12.36	(0.81)	—	(0.81)	$65.18	23.24%	$238,508	0.99%	0.99%	—%	0.99%	1.28%	52%
6/30/2025	$53.57	0.69	0.00(g)	0.69	(0.63)	—	(0.63)	$53.63	1.21%	$246,896	1.00%	1.00%	—%	1.00%	1.28%	31%
6/30/2024	$46.37	0.51	6.84	7.35	(0.15)	—	(0.15)	$53.57	15.88%	$275,563	1.00%	1.00%	0.00%(g)	1.00%	1.00%	28%
6/30/2023	$40.71	0.53	5.35	5.88	(0.22)	—	(0.22)	$46.37	14.47%	$289,249	1.00%	1.00%	0.00%(g)	1.00%	1.18%	35%
6/30/2022	$42.23	0.22	(1.18)	(0.96)	(0.56)	—	(0.56)	$40.71	-2.34%	$286,887	1.01%	1.01%	0.00%(g)	1.01%	0.51%	41%
Hotchkis and Wiley Mid-Cap Value Fund - Class Z
6/30/2026	$53.64	0.86	11.57	12.43	(0.93)	—	(0.93)	$65.14	23.39%	$28,583	0.87%	0.87%	—%	0.87%	1.43%	52%
6/30/2025	$53.59	0.76	0.00(g)	0.76	(0.71)	—	(0.71)	$53.64	1.33%	$22,640	0.88%	0.88%	—%	0.88%	1.40%	31%
6/30/2024	$46.38	0.58	6.85	7.43	(0.22)	—	(0.22)	$53.59	16.05%	$36,998	0.88%	0.88%	0.00%(g)	0.88%	1.14%	28%
6/30/2023	$40.72	0.58	5.36	5.94	(0.28)	—	(0.28)	$46.38	14.60%	$30,591	0.88%	0.88%	0.00%(g)	0.88%	1.30%	35%
6/30/2022	$42.25	0.29	(1.19)	(0.90)	(0.63)	—	(0.63)	$40.72	-2.23%	$30,870	0.87%	0.87%	0.00%(g)	0.87%	0.65%	41%
Hotchkis and Wiley Global Value Fund - Class A
6/30/2026	$15.80	0.24	2.13	2.37	(0.22)	(2.66)	(2.88)	$15.29	16.00%	$2,725	1.29%	1.01%	0.02%	0.99%	1.50%	61%
6/30/2025	$15.60	0.23	2.03	2.26	(0.18)	(1.88)	(2.06)	$15.80	15.70%	$3,066	1.54%	1.20%	0.00%(g)	1.20%	1.50%	51%
6/30/2024	$14.30	0.22	2.63	2.85	(0.21)	(1.34)	(1.55)	$15.60	21.33%	$2,632	1.51%	1.20%	0.00%(g)	1.20%	1.49%	48%
6/30/2023	$12.63	0.13	2.00	2.13	(0.10)	(0.36)	(0.46)	$14.30	17.30%	$1,535	1.50%	1.20%	—%	1.20%	0.96%	39%
6/30/2022	$14.43	0.11	(1.84)	(1.73)	(0.07)	—	(0.07)	$12.63	-12.07%	$1,290	1.46%	1.20%	0.00%(g)	1.20%	0.73%	38%
Hotchkis and Wiley Global Value Fund - Class I
6/30/2026	$15.78	0.28	2.13	2.41	(0.28)	(2.66)	(2.94)	$15.25	16.32%	$34,411	1.04%	0.76%	0.02%	0.74%	1.73%	61%
6/30/2025	$15.58	0.26	2.04	2.30	(0.22)	(1.88)	(2.10)	$15.78	16.00%	$36,763	1.26%	0.95%	0.00%(g)	0.95%	1.72%	51%
6/30/2024	$14.31	0.25	2.62	2.87	(0.26)	(1.34)	(1.60)	$15.58	21.57%	$34,948	1.24%	0.95%	0.00%(g)	0.95%	1.66%	48%
6/30/2023	$12.64	0.16	2.01	2.17	(0.14)	(0.36)	(0.50)	$14.31	17.61%	$31,599	1.25%	0.95%	—%	0.95%	1.17%	39%
6/30/2022	$14.44	0.14	(1.84)	(1.70)	(0.10)	—	(0.10)	$12.64	-11.86%	$31,800	1.22%	0.95%	0.00%(h)	0.95%	0.98%	38%
Hotchkis and Wiley International Value Fund - Class I
6/30/2026	$14.32	0.34	3.02	3.36	(0.38)	(3.12)	(3.50)	$14.18	26.26%	$4,649	3.49%	0.76%	0.02%	0.74%	2.33%	30%
6/30/2025	$12.81	0.34	2.73	3.07	(0.29)	(1.27)	(1.56)	$14.32	26.60%	$4,796	4.34%	0.95%	0.00%(g)	0.95%	2.64%	35%
6/30/2024	$12.22	0.33	1.27	1.60	(0.31)	(0.70)	(1.01)	$12.81	14.18%	$3,647	4.57%	0.95%	0.00%(g)	0.95%	2.66%	35%
6/30/2023	$10.35	0.26	1.96	2.22	(0.23)	(0.12)	(0.35)	$12.22	21.88%	$3,310	5.08%	0.95%	—%	0.95%	2.37%	26%
6/30/2022	$11.66	0.27	(1.41)	(1.14)	(0.17)	—	(0.17)	$10.35	-9.82%	$2,708	4.87%	0.95%	0.00%(g)	0.95%	2.35%	20%
Hotchkis and Wiley International Small Cap Diversified Value Fund - Class I
6/30/2026	$11.27	0.28	1.85	2.13	(0.34)	(1.19)	(1.53)	$11.87	19.50%	$5,535	5.33%	0.92%	0.01%	0.91%	2.29%	32%
6/30/2025	$12.34	0.28	1.67	1.95	(0.70)	(2.32)	(3.02)	$11.27	19.82%	$4,665	4.94%	1.00%	0.01%	0.99%	2.45%	63%
6/30/2024	$11.43	0.29	1.41	1.70	(0.51)	(0.28)	(0.79)	$12.34	15.63%	$8,063	3.95%	0.99%	0.00%(g)	0.99%	2.48%	62%
6/30/2023	$10.29	0.29	1.41	1.70	(0.20)	(0.36)	(0.56)	$11.43	17.07%	$6,607	4.59%	0.99%	0.00%(g)	0.99%	2.72%	78%
6/30/2022	$14.83	0.25	(2.01)	(1.76)	(0.39)	(2.39)	(2.78)	$10.29	-14.28%	$5,709	4.23%	0.99%	—%	0.99%	1.92%	45%
Hotchkis and Wiley Opportunities Fund (formerly: Value Opportunities Fund) - Class A
6/30/2026	$39.95	0.32	4.94	5.26	(0.32)	(2.25)	(2.57)	$42.64	13.46%	$117,199	1.20%	1.20%	0.01%	1.19%	0.76%	59%
6/30/2025	$38.56	0.37	4.69	5.06	(0.39)	(3.28)	(3.67)	$39.95	13.31%	$100,388	1.20%	1.20%	0.02%	1.18%	0.93%	78%
6/30/2024	$35.34	0.41	5.80	6.21	(0.29)	(2.70)	(2.99)	$38.56	18.68%	$101,253	1.18%	1.18%	—%	1.18%	1.10%	71%
6/30/2023	$29.09	0.26	6.75	7.01	(0.04)	(0.72)	(0.76)	$35.34	24.36%	$81,197	1.21%	1.21%	0.00%(g)	1.21%	0.80%	88%
6/30/2022	$37.43	0.07	(3.68)	(3.61)	(0.36)	(4.37)	(4.73)	$29.09	-11.72%	$70,350	1.20%	1.20%	0.00%(g)	1.20%	0.19%	75%
Hotchkis and Wiley Opportunities Fund (formerly: Value Opportunities Fund)- Class C
6/30/2026	$35.17	0.01	4.34	4.35	—	(2.25)	(2.25)	$37.27	12.61%	$10,573	1.93%	1.93%	0.01%	1.92%	0.02%	59%
6/30/2025	$34.34	0.06	4.18	4.24	(0.13)	(3.28)	(3.41)	$35.17	12.50%	$11,010	1.93%	1.93%	0.02%	1.91%	0.17%	78%
6/30/2024	$31.76	0.12	5.20	5.32	(0.04)	(2.70)	(2.74)	$34.34	17.85%	$12,237	1.90%	1.90%	—%	1.90%	0.35%	71%
6/30/2023	$26.37	0.03	6.08	6.11	—	(0.72)	(0.72)	$31.76	23.44%	$18,818	1.92%	1.92%	0.00%(g)	1.92%	0.10%	88%
6/30/2022	$34.31	(0.18)	(3.31)	(3.49)	(0.08)	(4.37)	(4.45)	$26.37	-12.34%	$19,575	1.91%	1.91%	0.00%(g)	1.91%	(0.55)%	75%

HOTCHKIS AND WILEY FUNDS	61

Financial Highlights

		INVESTMENT OPERATIONS:			LESS DISTRIBUTIONS FROM:						SUPPLEMENTAL DATA AND RATIOS:
For the period ended	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments(b)	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return(c)	Net assets, end of period (in thousands)	Ratio of expenses to average net assets before expense reimbursement(d)(e)	Ratio of expenses to average net assets after expense reimbursement(d)(e)	Ratio of overdraft and ReFlow fees to average net assets(d)(e)	Ratio of operational expenses to average net assets excluding overdraft and ReFlow fees(d)(e)	Ratio of net investment income (loss) to average net assets(d)(e)	Portfolio turnover rate(c)
Hotchkis and Wiley Opportunities Fund (formerly: Value Opportunities Fund) - Class I
6/30/2026	$40.01	0.43	4.93	5.36	(0.46)	(2.25)	(2.71)	$42.66	13.72%	$674,148	0.95%	0.95%	0.01%	0.94%	1.01%	59%
6/30/2025	$38.61	0.47	4.70	5.17	(0.49)	(3.28)	(3.77)	$40.01	13.58%	$542,351	0.97%	0.97%	0.02%	0.95%	1.19%	78%
6/30/2024	$35.38	0.50	5.81	6.31	(0.38)	(2.70)	(3.08)	$38.61	18.97%	$477,029	0.95%	0.95%	—%	0.95%	1.35%	71%
6/30/2023	$29.09	0.35	6.74	7.09	(0.08)	(0.72)	(0.80)	$35.38	24.67%	$384,206	0.96%	0.96%	0.00%(g)	0.96%	1.05%	88%
6/30/2022	$37.42	0.16	(3.67)	(3.51)	(0.45)	(4.37)	(4.82)	$29.09	-11.50%	$326,559	0.94%	0.94%	0.00%(g)	0.94%	0.44%	75%
Hotchkis and Wiley Opportunities Fund (formerly: Value Opportunities Fund)- Class Z
6/30/2026	$40.05	0.46	4.95	5.41	(0.52)	(2.25)	(2.77)	$42.69	13.83%	$95,749	0.86%	0.86%	0.01%	0.85%	1.10%	59%
6/30/2025	$38.63	0.50	4.71	5.21	(0.51)	(3.28)	(3.79)	$40.05	13.70%	$71,376	0.88%	0.88%	0.02%	0.86%	1.28%	78%
6/30/2024	$35.40	0.53	5.81	6.34	(0.41)	(2.70)	(3.11)	$38.63	19.06%	$62,589	0.86%	0.86%	—%	0.86%	1.43%	71%
6/30/2023	$29.09	0.38	6.74	7.12	(0.09)	(0.72)	(0.81)	$35.40	24.74%	$51,068	0.87%	0.87%	0.00%(g)	0.87%	1.14%	88%
6/30/2022	$37.43	0.19	(3.68)	(3.49)	(0.48)	(4.37)	(4.85)	$29.09	-11.40%	$40,582	0.86%	0.86%	0.00%(g)	0.86%	0.52%	75%
Hotchkis and Wiley High Yield Fund - Class A
6/30/2026	$10.59	0.63	(0.19)	0.44	(0.63)	—	(0.63)	$10.40	4.31%	$26,616	1.00%	0.94%	0.00%(g)	0.94%	6.03%	53%
6/30/2025	$10.35	0.63	0.24	0.87	(0.63)	—	(0.63)	$10.59	8.63%	$27,917	0.98%	0.91%	0.00%(g)	0.91%	5.97%	41%
6/30/2024	$10.04	0.62	0.31	0.93	(0.62)	—	(0.62)	$10.35	9.48%	$59,081	0.97%	0.92%	0.00%(g)	0.92%	6.06%	44%
6/30/2023	$9.75	0.55	0.29	0.84	(0.55)	—	(0.55)	$10.04	8.80%	$28,521	0.98%	0.92%	0.00%(g)	0.92%	5.52%	36%
6/30/2022	$11.48	0.48	(1.73)	(1.25)	(0.48)	—	(0.48)	$9.75	-11.28%	$29,066	0.98%	0.93%	0.00%(g)	0.93%	4.33%	40%
Hotchkis and Wiley High Yield Fund - Class I
6/30/2026	$10.69	0.67	(0.18)	0.49	(0.67)	—	(0.67)	$10.51	4.67%	$438,750	0.77%	0.70%	0.00%(g)	0.70%	6.27%	53%
6/30/2025	$10.45	0.65	0.25	0.90	(0.66)	—	(0.66)	$10.69	8.82%	$449,519	0.78%	0.70%	0.00%(g)	0.70%	6.18%	41%
6/30/2024	$10.14	0.64	0.31	0.95	(0.64)	—	(0.64)	$10.45	9.68%	$714,184	0.77%	0.70%	0.00%(g)	0.70%	6.25%	44%
6/30/2023	$9.83	0.57	0.31	0.88	(0.57)	—	(0.57)	$10.14	9.23%	$723,548	0.77%	0.70%	0.00%(g)	0.70%	5.73%	36%
6/30/2022	$11.58	0.51	(1.75)	(1.24)	(0.51)	—	(0.51)	$9.83	-11.12%	$642,934	0.77%	0.70%	0.00%(g)	0.70%	4.56%	40%
Hotchkis and Wiley High Yield Fund - Class Z
6/30/2026	$10.69	0.68	(0.19)	0.49	(0.68)	—	(0.68)	$10.50	4.68%	$286,586	0.66%	0.60%	0.00%(g)	0.60%	6.37%	53%
6/30/2025	$10.45	0.68	0.23	0.91	(0.67)	—	(0.67)	$10.69	8.94%	$298,236	0.67%	0.60%	0.00%(g)	0.60%	6.40%	41%
6/30/2024	$10.14	0.65	0.31	0.96	(0.65)	—	(0.65)	$10.45	9.90%	$124,439	0.65%	0.60%	0.00%(g)	0.60%	6.34%	44%
6/30/2023	$9.83	0.58	0.31	0.89	(0.58)	—	(0.58)	$10.14	9.23%	$149,231	0.66%	0.60%	0.00%(g)	0.60%	5.84%	36%
6/30/2022	$11.58	0.52	(1.75)	(1.23)	(0.52)	—	(0.52)	$9.83	-11.04%	$131,847	0.65%	0.60%	0.00%(g)	0.60%	4.66%	40%

(a)Net investment income (loss) per share has been calculated based on average shares outstanding during the periods.
(b)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the periods.
(c)Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Not annualized for periods less than one year.
(d)Annualized for periods less than one year.
(e)Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
(f)Amount represents less than $0.005 per share.
(g)Amount represents less than 0.005%.

62	HOTCHKIS AND WILEY FUNDS

Privacy Policy
The Hotchkis and Wiley Funds and Hotchkis & Wiley Capital Management, LLC value our relationship with our clients as our most important asset. We are committed to safeguarding our clients’ confidential non-public personal information. Our privacy policy outlines the steps we take to protect our clients’ personal information.

Information We May Collect
H&W collects non-public information about you from the following sources in the normal course of business to serve you better:

•Information we receive about you on applications, questionnaires or other forms;
•Information you give us orally or in written or electronic correspondence;
•Information about your transactions with us, financial intermediaries or others;
•Information received from your custodian, consultant, attorneys or others;
•Information provided by you through our website; and
•Information collected about you automatically from our website through the use of a variety of technologies (including the use of “cookies”) to collect analytics on web traffic and user activity.
Information We May Disclose
H&W does not sell your personal information to anyone, nor do we disclose your personal information to unaffiliated third parties without the client’s authorization, except to your authorized representatives (including consultants, attorneys or accountants). We may also disclose your personal information to financial intermediaries (such as broker-dealers or custodians), but only as permitted by law and only as necessary for us to provide agreed services and products to you. H&W may also disclose your personal information to other service providers with which we have business arrangements to help administer our business. These service providers are bound by law or by contract to use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purposes. In limited circumstances, we may disclose your personal information as required by law or in response to inquiries from governmental or self-regulatory authorities.

Confidentiality and Security
Our employees are advised about the importance of safeguarding our clients’ confidential non-public personal information. H&W limits access to your personal information, as much as practicable, to those employees who need to know that information to provide products and services to you. We also maintain physical, electronic and procedural safeguards to guard your non-public personal information.

Information About Former Clients
H&W also applies this policy to former clients.

Rights Applicable to California Residents
Residents of California should review the privacy notice for the California Consumer Privacy Act of 2018 (CCPA). You can obtain a copy of our CCPA notice by contacting us at 1-800-362-8889 (toll free) or at DataPrivacy@hwcm.com.

Updates to Our Privacy Policy
From time to time, H&W may update or revise our privacy policy. In the event of any material changes to the privacy policy, H&W will promptly inform its clients of that change in accordance with applicable law.

Contact Information
If you have any questions about our Privacy Policy, please contact us at DataPrivacy@hwcm.com.
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PROSPECTUS
INFORMATION ABOUT THE FUNDS
Advisor
Hotchkis & Wiley Capital Management, LLC
601 South Figueroa Street, 39th Floor
Los Angeles, California 90017-5704
(213) 430-1000

Administrator, Fund Accountant and Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202-5207
1-866-HW-FUNDS (1-866-493-8637)

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
695 Town Center Drive, Suite 1000
Costa Mesa, California 92626

Premium/Discount Information
Information showing the number of days the market price of the ETF Class shares of each Fund was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the ETF Class shares, if shorter), is available at https://www.hwcm.com/etfs-landing/resources/literature/.

Please read this Prospectus before you invest in the Funds. Keep the Prospectus for future reference. You can get additional information about the Funds in:

–Statement of Additional Information – tells you more about the Funds' features and policies, including additional risk information (incorporated by reference into, meaning it is legally a part of this Prospectus)

–Annual Report and Semi-Annual Report and Form N-CSR Filed with the SEC – additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders and in Form N-CSR (the annual report contains a discussion of market conditions and investment strategies that significantly affected Fund performance during the last fiscal year). In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

To get this information and other information regarding the Funds free of charge or for shareholder questions, contact the Funds’ transfer agent at the number listed above.

The current SAI, annual report and semi-annual report are available on https://www.hwcm.com/etfs-landing/resources/literature/.

Information about the Funds, including the SAI, annual report and semi-annual report, is available on the SEC’s website at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov.

You should rely only on the information contained in this Prospectus when deciding whether to invest. No one is authorized to provide you with information that is different.

PROSPECTUS
INFORMATION ABOUT THE FUNDS
Distributor
Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212
1-866-HW-FUNDS (1-866-493-8637)

Counsel
Vedder Price P.C.
222 North LaSalle Street, Suite 2600
Chicago, Illinois 60601

	NASDAQ	CUSIP
Mid-Cap Value Fund
ETF Class	HWMV	44134R388
Global Value Fund
ETF Class	HWGV	44134R396
International Value Fund
ETF Class	HWIV	44134R412
International Small Cap Diversified Value Fund
ETF Class	not currently offered	not currently offered
Opportunities Fund
ETF Class	HWO	44134R420
High Yield Fund
ETF Class	not currently offered	not currently offered

Investment Company Act File #811-10487
CODE #HWF-P-0826
Hotchkis and Wiley Funds are distributed
by Quasar Distributors, LLC

HOTCHKIS AND WILEY FUNDS
601 South Figueroa Street, 39th Floor
Los Angeles, California 90017-5704

STATEMENT OF ADDITIONAL INFORMATION

Hotchkis and Wiley Funds

601 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5704
Phone No. 1-866-HW-FUNDS (1-866-493-8637)

ETF CLASS SHARES

Hotchkis & Wiley Mid-Cap Value Fund (“Mid-Cap Value Fund”), Hotchkis & Wiley Global Value Fund (“Global Value Fund”), Hotchkis & Wiley International Value Fund (“International Value Fund”), Hotchkis & Wiley International Small Cap Diversified Value Fund (“International Small Cap Diversified Value Fund”), Hotchkis & Wiley Opportunities Fund (“Opportunities Fund”) (formerly: Value Opportunities Fund), and Hotchkis and Wiley High Yield Fund (“High Yield Fund”) (each, a “Fund” and collectively, the “Funds”) are funds (or series) of Hotchkis and Wiley Funds (the “Trust”). The Trust is an open-end, management investment company which is organized as a Delaware statutory trust.

Fund	Ticker	Exchange
Mid-Cap Value Fund	HWMV	Nasdaq*
Global Value Fund	HWGV	Nasdaq
International Value Fund	HWIV	Nasdaq
International Small Cap Diversified Value Fund	not currently offered	N/A
Opportunities Fund	HWO	Nasdaq
High Yield Fund	not currently offered	N/A

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus for the ETF Class shares of the Funds dated August 28, 2026. The Prospectus has been filed with the United States Securities and Exchange Commission (the “Commission” or “SEC”) and can be obtained, without charge, by calling the Funds at 1-866-HW-FUNDS (1-866-493-8637) or your financial consultant or other financial intermediary. The Prospectus is incorporated by reference into this SAI, and this SAI is incorporated by reference into the Prospectus. The audited financial statements for each Fund are incorporated into this SAI by reference to their Form N-CSR for the fiscal year ended June 30, 2026. You may request a copy of the Form N-CSR at no charge by calling 1-866-HW-FUNDS (1-866-493-8637).

Hotchkis & Wiley Capital Management, LLC — (“Advisor”)

The date of this SAI is August 28, 2026.

*The ETF Class shares will not commence trading unless and until the initial Authorized Participant effects the minimum initial purchase.

i

ii

iii

TRUST HISTORY

The Trust was formed on July 23, 2001 as a Delaware statutory trust. The Trust is an open-end, management investment company currently consisting of ten separate diversified series (the Large Cap Disciplined Value Fund (formerly: Diversified Value Fund), the Large Cap Fundamental Value Fund (formerly: Large Cap Value Fund), the Mid-Cap Value Fund, the Small Cap Value Fund, the Small Cap Diversified Value Fund, the Global Value Fund, the International Value Fund, the International Small Cap Diversified Value Fund, the High Yield Fund and the SMID Cap Diversified Value Fund) and two separate non-diversified series (the Opportunities Fund (formerly: Value Opportunities Fund) and the HW Opportunities MP Fund). The Trust was organized to acquire the assets and liabilities of the Mercury HW Large Cap Value Fund, the Mercury HW Mid-Cap Value Fund and the Mercury HW Small Cap Value Fund (the “Mercury HW Funds”). On February 4, 2002, the Mercury HW Funds were reorganized into the Trust through a non-taxable exchange. The performance of the Large Cap Fundamental Value Fund, Mid-Cap Value Fund and Small Cap Value Fund includes the historical performance of their predecessors. Prior to August 28, 2009, the Large Cap Disciplined Value Fund was known as the Hotchkis & Wiley Core Value Fund and the Opportunities Fund was known as the Hotchkis & Wiley All Cap Value Fund. Prior to August 29, 2024, the Large Cap Disciplined Value Fund was known as the Hotchkis & Wiley Diversified Value Fund, and the Large Cap Fundamental Value Fund was known as the Hotchkis & Wiley Large Cap Value Fund. On June 26, 2020, the Hotchkis & Wiley Capital Income Fund reorganized into the High Yield Fund. The Trust is overseen by a board of trustees (the “Board of Trustees” or the “Board”). Prior to July 1, 2026, the Opportunities Fund was known as the Hotchkis & Wiley Value Opportunities Fund.

This SAI only describes ETF Class shares of the Mid-Cap Value, the Global Value, the International Value, the International Small Cap Diversified Value, the Opportunities Fund and the High Yield Fund. Currently offered ETF Class shares are listed for trading on a national securities exchange during the trading day.

DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

The investment objectives, principal investment strategies and related principal risks of the Funds are set forth in the Prospectus. This SAI includes additional information about those investment strategies and risks as well as information about other investment strategies in which the Funds may engage and the risks associated with such strategies.

The Fund’s ETF Class Shares (“ETF Class Shares”) list and principally trade on the Nasdaq Stock Market LLC (the “Exchange”). ETF Class Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value (“NAV”). ETFs, such as the Funds, do not sell or redeem individual ETF Class Shares. Instead, the Fund offers, issues and redeems ETF Class Shares at NAV only in aggregations of a specified number of ETF Class Shares (each a “Creation Unit”). Financial entities known as “authorized participants” (which are discussed in greater detail below) have contractual arrangements with the Fund or the Distributor to purchase and redeem Fund Shares directly with the Fund in Creation Units in exchange for the securities comprising the Fund and/or cash, or some combination thereof. ETF Class Shares are traded in the secondary market and elsewhere at market prices that may be at, above, or below the Fund’s NAV. Fund Shares are only redeemable in Creation Units by authorized participants. An authorized participant that purchases a Creation Unit of ETF Class Shares deposits with the Fund a “basket” of securities and/or other assets identified by the Fund that day, and then receives the Creation Unit of ETF Class Shares in return for those assets. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of ETF Class Shares for a basket of securities and other assets. The basket is generally representative of the Fund’s portfolio, and together with a cash balancing amount, it is equal to the NAV of the ETF Class Shares comprising the Creation Unit. Pursuant to Rule 6c-11 of the 1940 Act, the Fund may utilize baskets that are not representative of the Fund’s portfolio. Such “custom baskets” are discussed in the section entitled “Creations and Redemptions of Creation Units.” Transaction fees and other costs associated with creations or redemptions that include cash may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the ETF Class shares of a Fund will continue to be met. The Exchange will consider the suspension of trading in, and will commence delisting proceedings of, the ETF Class shares of a Fund under any of the following circumstances: (i) if the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on the Registrant’s exemptive order or any SEC
1

rule under the Investment Company Act of 1940 that provides relief permitting the operation of a multiclass ETF fund structure; (ii) if the ETF Class shares of the Fund no longer comply with the requirements set forth in the relevant listing standards of the Exchange; (iii) if following the initial 12-month period beginning upon the commencement of trading of the ETF Class shares of the Fund, there are fewer than 50 beneficial holders of the ETF Class shares; or (iv) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the ETF Class shares of a Fund from listing and trading upon termination of the class.

As is the case with other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels. Negotiated commission rates only apply to investors who will buy and sell ETF Class shares of a Fund in secondary market transactions through brokers on the Exchange and does not apply to investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund.

The Fund reserves the right to adjust the price levels of the ETF Class shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Investment Restrictions

Each Fund has adopted the following restrictions (in addition to its investment objective(s)) as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority” of that Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the vote of the holders of a “majority” of a Fund’s outstanding voting securities means the vote of the holders of the lesser of (1) 67% or more of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares.

Except as noted, none of the Funds may:

1.Purchase any security, other than obligations of the U.S. government, its agencies, or instrumentalities (“U.S. government securities”), if as a result: (i) with respect to 75% of its total assets, more than 5% of the Fund’s total assets (determined at the time of investment) would then be invested in securities of a single issuer; or (ii) 25% or more of the Fund’s total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry. This restriction does not apply to the Opportunities Fund.

2.Purchase securities on margin (but any Fund may obtain such short-term credits as may be necessary for the clearance of transactions), provided that the deposit or payment by a Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

3.Except for the Global Value Fund, the International Value Fund, the International Small Cap Diversified Value Fund, and the High Yield Fund make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund’s net assets (taken at current value) is held as collateral for such sales at any one time.

4.Issue senior securities, borrow money or pledge its assets except that any Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings; none of the Funds will purchase any additional portfolio securities while such borrowings are outstanding, except for the High Yield Fund. Notwithstanding the foregoing, the Global Value Fund, the International Value Fund, the International Small Cap Diversified Value Fund, and the High Yield Fund may borrow from banks in amounts not exceeding 33 1/3% of their total assets (including borrowings) and may pledge their assets to secure such borrowings.

2

5.Purchase any security (other than U.S. government securities) if as a result, with respect to 75% of the Fund’s total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer. This restriction does not apply to the Opportunities Fund.

6.Purchase or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. (For the purposes of this restriction, forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

7.Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

8.Make investments for the purpose of exercising control or management.

9.Make loans except to the extent permitted by the 1940 Act, and any regulations, interpretations or exemptive or other relief granted thereunder.

In addition, the Opportunities Fund may not:

1.Purchase any security (other than U.S. government securities) if as a result, 25% or more of the Fund’s total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry, except for temporary defensive purposes.

2.Purchase any security (other than U.S. government securities) if as a result, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

Each Fund’s investment objective(s) is a fundamental policy that cannot be changed by action of the Board of Trustees of Hotchkis and Wiley Funds (the “Trust’) without shareholder approval.

Any percentage limitation on a Fund’s investments is determined when the investment is made, unless otherwise noted. With respect to borrowing and illiquid securities, if a Fund at any time exceeds the maximum permissible investment percentage limitations, the Fund will take action to bring it back into compliance as required by Commission guidance, rules and regulations. An illiquid security is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days without the sale or disposition significantly changing the market value of the investment. The above restrictions do not prohibit representatives of a Fund or the Advisor from participating on creditors’ committees with respect to the Fund’s portfolio investments. For the avoidance of doubt, restriction No. 6 above shall apply to investments in physical commodities and shall not prevent the Funds from engaging in transactions involving futures contracts, options or other derivative instruments, investing in securities that are secured by commodities or investing in companies or other entities that are engaged in commodities or the commodities trading business or that have a significant portion of their assets in commodities related investments. In addition, restriction No. 6 shall not prohibit the Funds from investing in securities or other investments backed by real estate or securities of companies engaged in the real estate business. All swap agreements and other derivative instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts for purposes of restriction No. 6 above.

A Fund will provide 60 days’ prior written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of its net assets plus borrowings for investment purposes in the type of investments suggested by the Fund’s name.

Artificial Intelligence

Artificial intelligence refers to computer systems that can perform tasks that would otherwise require human intelligence and encompasses various different forms of artificial intelligence, including machine learning models. Artificial intelligence is typically designed to analyze data, learn from patterns and experiences, make decisions, and solve problems. Artificial intelligence can be categorized into two types: narrow artificial intelligence, which is designed for specific tasks, and general artificial intelligence, which has the ability to perform any intellectual task that a human can do and includes generative artificial intelligence (“GAI”). GAI is a type of artificial intelligence technology that produces new text, images, audio, and other content based on training data that includes examples of the desired output.
3

Typically, users enter questions, queries, or other inputs that prompt the GAI model or tool to produce output. In addition, some software uses GAI to suggest changes, summarize information, or translate text. Artificial intelligence has various applications in many fields such as healthcare, finance, transportation, and law.

The use of artificial intelligence in general may adversely impact markets, the overall performance of a Fund’s investments, or the services provided to the Fund by its service providers. The investment manager or a third party service provider may use and/or expand its use of artificial intelligence in connection with its business, operating and investment activities and the Fund's investments may also use such technologies. Actual usage of such artificial intelligence will vary, and while the investment manager expects it and the Fund’s third party service provider may, from time to time, adopt and adjust usage policies and procedures governing the use of artificial intelligence by its personnel, there is a risk of misuse of artificial intelligence technologies.

Artificial intelligence is highly reliant on the collection and analysis of large amounts of data and complex algorithms, but it is not possible nor practicable to incorporate all data that would be relevant for a task conducted by artificial intelligence. Therefore, it is possible that the information provided through use of artificial intelligence could be insufficient, incomplete, inaccurate or biased leading to adverse effects for the Fund, including, potentially, operational errors and investment losses.

Artificial intelligence and its current and potential future applications, including in the investment and financial sectors, as well as the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations. Ongoing and future regulatory actions with respect to artificial intelligence generally or artificial intelligence's use in any industry in particular may alter, perhaps to a materially adverse extent, the ability of the investment manager, third-party service provider, a Fund or its investments to utilize artificial intelligence in the manner it has to-date, and may have an adverse impact on the ability of any of those entities to continue to operate as intended.

Bank Capital Securities

The Funds may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of common and non-cumulative preferred stock. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date. Subject to certain regulatory requirements, both Tier I and Tier II securities may include trust preferred securities. As a general matter, trust preferred securities are being phased out as Tier I and Tier II capital of banking organizations unless they qualify for grandfather treatment.

Bonds

The term “bond” or “bonds” as used in the Prospectus and this SAI is intended to include all manner of fixed income securities, debt securities and other debt obligations unless specifically defined or the context requires otherwise.

Borrowing

The Funds, except for the Global Value Fund, the International Value Fund, the International Small Cap Diversified Value Fund and the High Yield Fund, may borrow money for temporary or emergency purposes in amounts not exceeding 10% of each Fund’s total assets. The Global Value Fund, the International Value Fund, the International Small Cap Diversified Value Fund, and the High Yield Fund may borrow money in amounts not exceeding 33 1/3% of their total assets. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Borrowing subjects a Fund to interest costs which may or may not be recovered by appreciation of the securities purchased, and can exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. This is the speculative factor known as leverage.

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Convertible Securities

The Funds may invest in convertible securities of domestic or foreign issuers. Convertible securities are generally preferred stocks and other securities, including fixed income securities, which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

In general, the market value of a convertible security is at least the higher of its “investment value” (that is, its value as a fixed income security) or its “conversion value” (that is, its value upon conversion into its underlying stock). As a fixed income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security’s underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. In the event of a liquidation of the underlying company, holders of convertible securities may be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Contingent Convertible Securities

Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” If such an event occurs, a holder of a CoCo may have limited or no rights to repayment of the principal amount of the securities. Additionally, a holder of a CoCo may be limited in its ability to collect interest payments or dividends on such securities. The triggers are generally linked to regulatory capital thresholds. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

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Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

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Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer and may also become junior to other obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument or a Fund's investment may receive less favorable treatment than equity of the issuer in certain situations, such as during financial distress or regulatory intervention.

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Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

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Corporate Debt Securities

The Funds may invest in corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments including convertible securities) of domestic or foreign issuers. The Mid-Cap Value Fund and the International Small Cap Diversified Value Fund may invest up to 5% of their respective total assets in corporate debt securities rated below investment grade, but not below B. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. Security ratings are based on at least one major rating agency, or if unrated, of comparable quality in the Advisor’s opinion. See Appendix B for a description of credit ratings.

Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s Investors Service, Inc. (“Moody’s”) describes securities rated Baa as subject to moderate credit risk and that they are considered medium grade and as such they may possess certain speculative characteristics. S&P Global Ratings (“S&P”) describes securities rated BBB as exhibiting adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation. Fitch Ratings Inc. (“Fitch”) describes securities rated BBB as having good credit quality with current low expectations of default. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. For a discussion of securities rated below investment grade, see “High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies” below.

Corporate Loans

The Funds can invest in corporate loans. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, a Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a “syndicate.” The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent developed financial problems, a Fund may not recover its investment, or there might be a delay in the Fund’s recovery. By investing in a corporate loan, the Fund becomes a member of the syndicate.

The Fund may invest in corporate loans directly at the time of the loan’s closing or by buying an assignment of all or a portion of the corporate loan from a lender. The Fund may also invest indirectly in a corporate loan by buying a loan participation from a lender or other purchaser of a participation. Corporate loans may include term loans, Bridge Loans (as described below) and, to the extent permissible for the Fund, revolving credit facilities, prefunded letters of credit, term loans, delayed draw term loans and receivables purchase facilities. For more information on corporate loans, including commercial loans, loan participations and assignments, see “Indebtedness, Loan Participations and Assignments” below.

Liquidity of Corporate Loans. The Advisor generally considers corporate loans to be liquid. To the extent such investments are deemed to be liquid by the Advisor, they will not be subject to the Fund’s restrictions on investments in illiquid securities. Generally, a liquid market with institutional buyers exists for such interests. The Advisor monitors each type of loan and/or loan interest in which the Fund is invested to determine whether it is liquid consistent with the liquidity procedures adopted by the Fund. No active trading market may exist for some corporate loans and some corporate loans may be subject to restrictions on resale. A secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to accurately value existing and prospective investments and to realize in a timely fashion the full value on sale of a corporate loan. In addition, the Fund may not be able to readily sell its corporate loans at prices that approximate those at which the Fund could sell such loans if they were more widely held and traded. As a result of such potential illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.
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Covenants. The borrower or issuer under a corporate loan or debt security generally must comply with various restrictive covenants contained in any corporate loan agreement between the borrower and the lending syndicate or in any trust indenture or comparable document in connection with a corporate debt security. A restrictive covenant is a promise by the borrower to take certain actions that protect, or not to take certain actions that may impair, the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships regarding, and/or limits on, total debt. In addition, a covenant may require the borrower to prepay the corporate loan or corporate debt security with any excess cash flow. Excess cash flow generally includes net cash flow (after scheduled debt service payments and permitted capital expenditures) as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a corporate loan agreement which is not waived by the agent bank and the lending syndicate normally is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding corporate loan. Acceleration may also occur in the case of the breach of a covenant in a corporate debt security document. If acceleration occurs and the Fund receives repayment before expected, the Fund will experience prepayment risk.

Additional Credit Risks. Corporate loans may be issued in leveraged or highly leveraged transactions (such as mergers, acquisitions, consolidations, liquidations, spinoffs, reorganizations or financial restructurings), or involving distressed companies or those in bankruptcy (including debtor-in-possession transactions). This means that the borrower is assuming large amounts of debt in order to have large amounts of financial resources to attempt to achieve its business objectives; there is no guarantee, however, that the borrower will achieve its business objectives. Loans issued in leveraged or highly leveraged transactions are subject to greater credit risks than other loans, including an increased possibility that the borrower might default or go into bankruptcy.

Bridge Financings (“Bridge Loans”). The Fund may also acquire interests in loans which are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets; the arrangement of longer-term loans; or the issuance and sale of debt obligations. The Fund may also make a commitment to participate in a bridge loan facility. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be unsecured or under-secured. Bridge loans are subject to the same general risks discussed above inherent to any loan investment. Due to their subordinated nature and possible unsecured or under-secured status, bridge loans may involve a higher degree of overall risk than more senior loans of the same borrower. Bridge loans also generally carry the expectation that the borrower will be able to sell the assets, obtain permanent financing or sell other debt obligations in the near future. Any delay in these occurrences subjects the bridge loan investor to increased credit risk and may impair the borrower’s perceived creditworthiness. In addition, bridge loans may become permanent.

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Creditor Liability and Participation on Creditors’ Committees

Generally, when a Fund holds bonds or other similar fixed income securities of an issuer, the Fund becomes a creditor of the issuer. If the Fund is a creditor of an issuer it may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. Although under no obligation to do so, the Advisor, as investment adviser to the Fund, may from time to time have an opportunity to consider, on behalf of the Fund and other similarly situated clients, negotiating or otherwise participating in the restructuring of the Fund’s portfolio investment or the issuer of such investment. The Advisor, in its judgment and discretion and based on the considerations deemed by the Advisor to be relevant, may believe that it is in the best interests of the Fund to negotiate or otherwise participate in such restructuring. Accordingly, the Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. Similarly, subject to the above-mentioned procedures, the Advisor may actively participate in bankruptcy court and related proceedings on behalf of the Fund in order to protect the Fund’s interests in connection with a restructuring transaction, and the Advisor may cause the Fund to enter into an agreement reasonably indemnifying third parties or advancing from the Fund’s assets any legal fees or other costs to third parties, including parties involved in or assisting the Fund with a restructuring transaction, such as trustees, servicers and other third parties. Further, the Advisor has the authority, subject to the above-mentioned procedures, to represent the Trust, or the Fund, on creditors’ committees (or similar committees) or otherwise in connection with the restructuring of an issuer’s debt and generally with respect to challenges related to the securities held by the Fund relating to the bankruptcy of an issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself.

Cybersecurity Risk

With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security and related risks, including the risk of cyber attacks or incidents, system failures, and the use of rapidly evolving artificial intelligence technologies. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, causing operational disruption or restricting access to systems (i.e., ransomware). Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Funds or their service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for Fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, including those associated with the emerging use of artificial intelligence technologies. Furthermore, the Funds cannot control the cyber security plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders. The Funds and their shareholders could be negatively impacted as a result.

Defaulted Securities

The Funds may invest in defaulted securities. The risk of loss due to default may be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other debt of the issuer. The purchase of defaulted debt securities involves risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security in a Fund’s
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portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund’s NAV. Defaulted securities tend to lose much of their value before they default. Thus, a Fund’s NAV may be adversely affected before an issuer defaults. In addition, a Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

Defaulted debt securities may be illiquid and, as such, their sale may involve substantial delays. See the discussion under “Illiquid Securities.”

Delayed Funding Loans and Revolving Credit Facilities

Certain Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

The Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Indebtedness, Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Indebtedness, Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Fund.

Derivative Instruments

To the extent consistent with their investment objectives and policies and the investment restrictions listed in this SAI, the Funds may invest in, or obtain exposure to, futures contracts, purchase and write call and put options on securities, securities indexes and on foreign currencies and enter into forward contracts, swaps, and structured instruments, including without limitations, participation notes, certificates and warrants. The Funds also may enter into swap agreements with respect to credit default, foreign currencies, interest rates and securities indexes. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, or securities prices or as part of their overall investment strategies.

In accordance with Rule 18f-4 under the 1940 Act, each Fund has elected to be treated as a limited derivatives user, which requires that: (i) each Fund limits its derivatives exposure to ten percent (10%) of its net assets; and (ii) the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks. Rule 18f-4(a) defines derivatives transaction to mean: (i) a swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument under which a fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as a margin or settlement payment or otherwise; (ii) any short sale borrowing; and (iii) to-be-announced securities (“TBAs”), dollar rolls and non- standard settling transactions that the Fund does not intend to physically settle or will not settle within 35 days of the trade date. In accordance with Rule 18f-4 and pursuant to procedures approved by the Board, each Fund has elected to treat reverse repurchase agreements and similar financing transactions as senior securities that are not subject to the 10% limit but for which a Fund must maintain 300% asset coverage.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty
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and certain derivative transactions may be terminated by the counterparty or the Fund, as the case may be, upon the occurrence of certain Fund-related or counterparty-related events, which may result in losses or gains to the Fund based on the market value of the derivative transactions entered into between the Fund and the counterparty. In addition, such early terminations may result in taxable events and accelerate gain or loss recognition for tax purposes. It may not be possible for a Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. Upon the expiration or termination of a particular contract, a Fund may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found, which could cause the Fund not to be able to maintain certain desired investment exposures or not to be able to hedge other investment positions or risks, which could cause losses to the Fund. Furthermore, after such an expiration or termination of a particular contract, a Fund may have fewer counterparties with which to engage in additional derivative transactions, which could lead to potentially greater counterparty risk exposure to one or more counterparties and which could increase the cost of entering into certain derivatives. In such cases, the Fund may lose money.

Options on securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign (non-U.S.) exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign (non-U.S.) securities. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign (non-U.S.) markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Options on Securities and on Securities Indexes. A Fund may purchase put options on securities or security indexes to protect holdings in an underlying or related security against a substantial decline in market value or for speculative purposes. A Fund may also purchase call options on securities and security indexes. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

A Fund may also purchase put and call options on stock indexes. The amount of cash received upon exercise of a stock index option, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. All settlements of stock index option transactions are in cash. Some stock index options are based on a broad market index such as the Standard & Poor’s 500 Index (the “S&P 500 Index”), the New York Stock Exchange Composite Index, or the NYSE Arca Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Because the value of a stock index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock.

The purchase and writing of options involve certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.
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There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts. A Fund may use interest rate, foreign currency or index futures contracts, as specified for that Fund in the Prospectus or if permitted by its investment restrictions. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

A Fund may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indexes (discussed above). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Each Fund will use futures contracts and options on futures contracts in accordance with the rules of the Commodities Futures Trading Commission (“CFTC”). For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities which the Fund intends to purchase. A Fund’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Fund’s exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and options on futures contracts. Pursuant to CFTC Rule 4.5, the Advisor has filed a notice of exemption from registration as a commodity pool operator in respect of each Fund. The Advisor intends to limit each Fund’s use of commodity interests so as to remain eligible for the exemption.

Limitations on Use of Futures and Options Thereon. A Fund that may use futures and futures options will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash, U.S. government securities or other securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract under certain circumstances such as periods of high volatility. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all
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contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued at the official price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. Customer account agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the CFTC. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The requirements for qualification as a regulated investment company for federal income tax purposes also may limit the extent to which a Fund may enter into futures, futures options and forward contracts.

Risk Factors in Futures Transactions and Options. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

The particular securities comprising the index underlying the index financial futures contract may vary from the securities held by a Fund. As a result, the Fund’s ability to hedge effectively all or a portion of the value of its securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the securities held by the Fund. The correlation may be affected by disparities in the Fund’s investments as compared to those comprising the index and general economic or political factors. In addition, the correlation between movements in the value of the index may be subject to change over time as additions to and deletions from the index alter its structure. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

Each Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its investments. The liquidity of a secondary
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market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. A Fund will enter into a futures position only if, in the judgment of the Advisor, there appears to be an actively traded secondary market for such futures contracts.

The successful use of transactions in futures and related options also depends on the ability of the Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by a Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on a hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by a Fund of margin deposits in the event of the bankruptcy of a broker with whom the Fund has an open position in a financial futures contract.

The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Risks of Potential Government Regulation of Derivatives. Future regulatory developments could impact the Funds’ ability to transact in certain derivatives. It is possible that government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Funds from using such instruments as a part of their investment strategies, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Funds to use certain derivatives as a part of their investment strategies and could alter, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies.

The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the United States is a changing area of law and is subject to modification by government and judicial action.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law on July 21, 2010. The Dodd-Frank Act has changed the way in which the U.S financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which a Fund may transact. Title VII of the Dodd-Frank Act made broad changes to the OTC derivatives market, grants significant authority to the SEC, the CFTC, and other federal regulators to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions. The CFTC and the SEC finalized the definition of “swap” and “security-based swap” and provided parameters around which contracts will be subject to further regulation under the Dodd-Frank Act. Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. Under the trade execution requirement, swap transactions subject to the clearing requirement must be traded on either Designated Contract Market (“DCM”) or Swap Execution Facility unless no DCM “makes the swap available to trade.” The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. While the majority of the rules are now effective, other rules are not yet final or are subject to further revision, so it is not possible at this time to gauge the extent to which the Dodd-Frank Act will increase costs to and/or restrict derivatives activities of the Funds.

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The SEC has implemented Rule 18f-4, which regulates the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies. A Fund's trading of derivatives and other transactions that create future payment or delivery obligations is subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund satisfies a “limited derivatives users” exception that is included in the final rule. Under the rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating a Fund's asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding the use of securities lending collateral that may limit a Fund's securities lending activities. In addition, under the rule, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”).

A Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due.

These and other proposed and adopted regulatory requirements may limit the ability of a Fund to use derivatives, reverse repurchase agreements and similar financing transactions, when-issued, delayed delivery and forward commitment transactions, and unfunded commitment agreements as part of its investment strategies.

Emerging Market Securities

The Funds may invest in securities and instruments that are economically tied to developing (or “emerging market”) countries. The Advisor generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, the Advisor generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. The Advisor has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, a Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. The Advisor will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
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Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Reduced liquidity in equity, credit and fixed income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continued market turbulence may have an adverse effect on the Funds.

Certain Funds may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Funds may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings of relevant Brady Bonds.

Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities that are economically tied to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Equity Securities

Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer and have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably.

Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants, which are discussed elsewhere in the Prospectus and this SAI. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

Energy Sector Risk

The Funds may invest in the energy sector. Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Markets for various energy-related commodities can
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have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

ESG Considerations

In evaluating investment opportunities, the Advisor may consider environmental, social and governance ("ESG") factors that it believes are financially material. ESG considerations are one of many factors incorporated into the Advisor's investment analysis and may or may not affect any particular investment decision. The Funds are not managed pursuant to a specific ESG-focused investment strategy and may invest in issuers with a wide range of ESG characteristics.

Euro- and EU-related Risks

Investments in securities of European issuers may be adversely affected by economic, political, regulatory, and market developments in Europe. European economies and financial markets are closely interconnected and may be impacted by changes in economic growth, inflation, interest rates, government debt levels, fiscal and monetary policies, financial institution stability, energy prices, trade policies, and geopolitical events within and outside the region.

The European Union ("EU"), the eurozone, and the European Central Bank play significant roles in shaping economic and monetary conditions across Europe. Actions taken by European governments, central banks, and regulatory authorities, including changes in fiscal, monetary, banking, trade, sanctions, or other economic policies, may affect European issuers, currencies, and financial markets. Economic difficulties in one or more European countries may adversely affect other countries in the region due to the interconnected nature of European economies and financial institutions.

Europe has experienced heightened geopolitical uncertainty in recent years, including armed conflicts, military actions, terrorism, sanctions, trade disputes, supply chain disruptions, migration pressures, and energy market volatility. Such events may adversely affect European economies, businesses, financial markets, commodity prices, and the value and liquidity of a Fund's investments.

The value of investments denominated in the euro or other European currencies may fluctuate significantly in response to economic or political developments, monetary policy changes, market sentiment, or other factors. In addition, changes in the political or economic relationships among European countries, including changes affecting the structure or operation of the EU, may create market volatility and uncertainty.

Whether or not a Fund invests significantly in European issuers, developments affecting Europe may have broader impacts on global financial markets and could negatively affect the Fund's investments and performance.

Event-Linked Exposure

Certain Funds may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Fund may lose a portion of or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Funds to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Financials Sector Risk

As of the date of this SAI, the Mid-Cap Value Fund, Global Value Fund, International Value Fund, and International Small Cap Diversified Value Fund, currently invest a significant portion of their assets in companies in the financials
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sector, and therefore the performance of the Funds could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions. Changing interest rates could reduce the profitability of certain types of companies in the financials sector. Financial companies may have concentrated portfolios, such as high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Significant events may have a significant negative impact on economies and financial markets worldwide, resulting in higher debt defaults, loan write-offs, and government intervention, and potentially the failure of some financial institutions, each of which would reduce investment performance of financials sector companies held by the Funds.

Foreign (Non-U.S.) Currencies

The Funds may invest directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies and will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

The Funds may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of the Funds is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Funds may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. The Funds may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated.

Foreign Currency Options and Related Risks

The Funds may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Funds hold in their portfolios or intend to purchase. For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and a Fund’s ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks, and as a result extra transaction costs may be incurred upon exercise of an option.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Risks of Options Trading. The Funds may effectively terminate their rights or obligations under options by entering into closing transactions. Closing transactions permit a Fund to realize profits or limit losses on its options positions prior to the
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exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of a foreign security. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and a Fund will realize a loss of any premium paid and any transaction costs. Closing transactions may be effected only by negotiating directly with the other party to the option contract, unless a secondary market for the options develops. Although the Funds intend to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counterparty, a Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it had purchased in order to realize any profit.

Foreign Investment Risks

Foreign Market Risk. Each Fund may invest in foreign securities. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that a Fund will lose money.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, international conflicts, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and tariffs, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or otherwise adversely affect a Fund’s operations. Other foreign market risks include difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does. Some countries may not have laws to protect investors the way that the United States securities laws do. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for a Fund’s portfolio managers to completely and accurately determine a company’s financial condition.

The foreign countries in which a Fund invests may become subject to economic and trade sanctions or embargoes imposed by the U.S. or foreign governments or the United Nations. Such sanctions or other actions could result in the devaluation of a country’s currency or a decline in the value and liquidity of securities of issuers in that country. In addition, such sanctions could result in a freeze on an issuer’s securities which would prevent a Fund from selling securities it holds. The value of the securities issued by companies that operate in, or have dealings with these countries may be negatively impacted by any such sanction or embargo and may reduce a Fund’s returns. The risks related to sanctions or embargoes are greater in emerging and frontier market countries.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Foreign (Non-U.S.) Securities

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The Funds may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. The Advisor generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government). For other issuers, the Advisor determines where a company is located, and thus whether a company is located outside the U.S. or in an emerging market, by referring to: (i) its primary stock exchange listing; (ii) where it is registered, organized or incorporated; (iii) where its headquarters are located; (iv) where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or (v) where at least 50% of its assets are located. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, the Advisor generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for the Fund from investing in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Restrictions on global trade may have an adverse impact on foreign securities held by the Fund. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

The Funds may invest in, or obtain exposure to, the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers or other foreign securities. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

Certain foreign exchanges impose requirements on the transaction settlement process with respect to certain securities, such as requirements to pre-deliver securities (for a sale) or pre-fund cash (for a buy) to a broker's account. Such requirements may limit a Fund's ability to transact in such securities in a timely manner and will subject the Fund to the risk of loss that could result if the broker is unable or unwilling to meet its obligations with respect to pre-delivered securities or pre-funded cash.

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In addition, the imposition of restrictions by the U.S. government on outbound investment in sectors deemed critical to national security, including advanced manufacturing, biotechnology, aerospace, and other emerging technologies may result in new regulations or enforcement actions restricting a Fund's ability to invest in, or maintain exposure to, entities operating in covered sectors or jurisdictions. A Fund may also incur increased compliance and due diligence costs associated with monitoring and responding to changes in outbound investment restrictions.

Forward Foreign Currency Exchange Contracts

The Funds may use forward foreign currency exchange contracts (“forward contracts”) to protect against uncertainty in the level of future exchange rates. The Mid-Cap Value Fund will not speculate with forward contracts or foreign currency exchange rates.

A Fund may enter into forward contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

A Fund also may use forward contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund’s exposure to foreign currencies that the Advisor believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another. For example, when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. This investment practice generally is referred to as “cross-hedging” when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Advisor believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

At or before the maturity date of a forward contract that requires a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In
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addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Geopolitical and Economic Disruption Risk

Global economies and financial markets are increasingly interconnected, and local, regional, or global events may have significant and far-reaching effects on issuers, industries, markets, and economies around the world. Geopolitical events and other disruptions, including armed conflicts, wars, terrorism, political instability, trade disputes, tariffs, sanctions, export controls, supply chain disruptions, nationalization or expropriation of assets, currency restrictions, sovereign debt concerns, and changes in diplomatic relations, may adversely affect market conditions and investment values.

Such events may result in increased volatility, market dislocations, reduced liquidity, inflationary pressures, commodity shortages, disruptions to energy supplies, declines in economic growth, and changes in consumer and business spending. Governments and regulatory authorities may respond to geopolitical or economic developments through sanctions, trade restrictions, export controls, investment restrictions, capital controls, monetary or fiscal policy actions, or other interventions, any of which may affect issuers, markets, or investments held by the Funds.

In addition, the United States and other jurisdictions have adopted and may in the future adopt laws, regulations, executive orders, or other measures that restrict, prohibit, or otherwise limit investments involving certain foreign countries, issuers, industries, technologies, or persons for national security, foreign policy, economic, or other reasons. Such measures may limit the Funds' investment opportunities, impair the value or liquidity of existing investments, require investments to be sold or modified at unfavorable times, increase compliance costs, or otherwise adversely affect Fund performance.

The effects of geopolitical events and economic disruptions can be difficult to predict, may develop rapidly, and may have significant impacts on particular countries, regions, industries, sectors, or global financial markets. Because the Funds may invest in issuers located in multiple countries, including emerging markets, such events could adversely affect the value, liquidity, and performance of the Funds' investments.

High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies

Investments in securities rated below investment grade are described as “speculative” by Moody’s, S&P and Fitch. Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative by rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of debt securities that are high yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.

High yield securities and debt securities of distressed companies may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of these securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn, for example, could cause a decline in prices of high yield securities and debt securities of distressed companies because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities, and a high yield security may lose significant market value before a default occurs. If an issuer of securities
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defaults, in addition to risking payment of all or a portion of interest and principal, the Fund, by investing in such securities, may incur additional expenses to seek recovery of its investment. In the case of securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

High yield and distressed company securities may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield and distressed company securities may involve greater costs than transactions in more actively traded securities, which could adversely affect the price at which the Fund could sell a high yield or distressed company security, and could adversely affect the NAV of the Fund. A lack of publicly available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for these securities and/or may result in the Fund not receiving the proceeds from a sale of a high yield or distressed company security for an extended period after such sale, each of which could result in losses to the Fund. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield and distressed company securities, especially in a thinly-traded market. When secondary markets for high yield and distressed company securities are less liquid than the market for other types of securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Advisor seeks to minimize the risks of investing in all securities through diversification, in-depth analysis and attention to current market developments.

The use of credit ratings in evaluating high yield securities and debt securities of distressed companies can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments of a debt security, not the market value risk of a security. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Advisor does not rely solely on credit ratings when selecting debt securities for the Fund, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a debt security held by the Fund, the Fund may nonetheless retain the security. See Appendix B for a description of credit ratings.

Illiquid Securities

Illiquid securities are investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the Fund’s liquidity risk management program (LRM Program) adopted pursuant to Rule 22e-4 under the 1940 Act. Under a Fund’s LRM Program, the Fund may not hold more than 15% of its net assets in illiquid securities. The LRM Program administrator is responsible for determining the liquidity classification of a Fund’s investments and monitoring compliance with the 15% limit on illiquid securities. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

Securities that are not registered (including securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to
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bear the expenses of registration. Certain of a Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Over the years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Increasing Government and Other Public Debt

Government and other public debt, including municipal securities, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. For example, the total public debt of the United States and other countries around the globe as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 global financial crisis. Governmental agencies project that the United States will continue to maintain high debt levels for the foreseeable future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high debt level may increase market pressures to meet government funding needs, which can increase debt costs and cause a government or public or municipal entity to issue additional debt, thereby increasing refinancing risk. A high debt level also raises concerns that the issuer may be unable or unwilling to make principal or interest payments when they are due, which may adversely impact the value of certain instruments held by a Fund. Unsustainable debt levels can cause declines in the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns or can generate or contribute to an economic downturn. In addition, the high and rising level of U.S. national debt may adversely impact the U.S. economy and securities in which a Fund may invest. From time to time, uncertainty regarding potential increases in the statutory debt ceiling could: increase the risk that the U.S. Government may default on payments on certain U.S. Government securities; cause the credit rating of the U.S. Government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

The U.S. sovereign credit rating has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. The rating market, prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by a rating agency’s decision to downgrade the U.S. sovereign credit rating. The foregoing risks could adversely affect the value of the Funds’ investments.

Indebtedness, Loan Participations and Assignments

Certain Funds may purchase indebtedness and participations in commercial loans (such as bank loans), or may purchase assignments of such loans as well as interest and/or servicing or similar rights as such loans. Such investments may be secured or unsecured and may be newly-originated (and may be specifically designed for the Fund). Indebtedness is different from traditional debt securities in that debt securities may be part of a large issue of securities to the public and indebtedness may not be a security, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part or all of a loan. When purchasing indebtedness and loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which a Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all
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institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies or otherwise exercise the Fund’s rights against a corporate borrower. This may subject a Fund to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the corporate borrower. Also, in the event of the insolvency of the lender or interposed bank or other financial intermediary who sold the participation interest to a Fund, the Fund may not have any exclusive or senior claim with respect to the lender’s interest in the corporate loan, or in any collateral securing the corporate loan. If a Fund has purchased the whole loan, the Fund would generally assume all of the rights of the lender in a commercial loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. In either case, the Fund may be responsible for the costs and liabilities associated with owning the collateral and may be subject to the risks and responsibilities relevant to the business, property or other asset serving as collateral. If the Fund holds certain loans, the Fund may be required to exercise its remedies and rights with respect to the collateral or the borrower pursuant to certain agreed-upon procedures or collectively with other creditors or through an agent or other intermediary action on behalf of multiple creditors. Delays or other risks associated with such procedures may cause the value of the Fund’s investment to decline or otherwise adversely affect the Fund’s rights relating to or interest in the collateral. For example, if an agent bank is acting on behalf of multiple lenders in the syndicate, the Fund’s interest in a loan may be subject to changes in terms or additional risks resulting from actions taken or not taken by the agent bank following an instruction from other creditors holding interests in the same loan. In addition, bankruptcy or other court proceedings may delay, limit or negate the Fund’s ability to collect payments on its loan investments or otherwise adversely affect the Fund’s rights in collateral relating to the loan, if any, and the Fund may need to retain legal or similar counsel to help in seeking to enforce its rights.

Certain Funds may invest in loan participations with credit quality comparable to that of issuers of their other securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested. Because a Fund establishes a direct contractual relationship with the lender or participant, the Fund is subject to the credit risk of the lender or participant in addition to the usual credit risk of the corporate borrower and any agent bank. Under normal market conditions, loan participations that sell at a discount to the secondary loan price may indicate the borrower has credit problems or other issues associated with the credit risk of the loan. To the extent the credit problems are not resolved, loan participations may not appreciate in value.

Certain Funds may invest in indebtedness and loan participations to achieve capital appreciation, rather than seek income. Certain Funds that are diversified limit the amount of their total assets that they will invest in any one issuer and all Funds limit the amount of their total assets that they will invest in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, the Commission’s interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers”. Treating a financial intermediary as an issuer of indebtedness may restrict a Funds’ ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

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Loan assignments, loan participations, delayed funding loans, revolving credit facilities, bridge loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Advisor believes to be a fair price. Certain types of loans, such as bridge loans, may provide certain types of equity features such as warrants and conversion rights. Those equity-type instruments and investments involve additional risks of an investment in equity, including potentially significant changes in value, difficulty in accurately valuing them, a lack of liquidity, and a significant loss on the investment, and the possibility that the particular right could expire worthless if not exercised.

Valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund. Because a Fund establishes a direct contractual relationship with the lender or participant, the Fund is subject to the credit risk of the lender or participant in addition to the usual credit risk of the corporate borrower and any agent bank. Under normal market conditions, loan participations that sell at a discount to the secondary loan price may indicate the borrower has credit problems or other issues associated with the credit risk of the loan. To the extent the credit problems are not resolved, loan participations may not appreciate in value.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. The purchaser of an assignment typically succeeds to all rights and obligations as the assigning lender under the loan agreement. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. For example, if a loan is foreclosed, the Fund could become owner, in whole or in part, of any collateral securing the loan, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral. Furthermore, in the event of a default by a borrower, the Fund may have difficulty disposing of the assets used as collateral for a loan. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. The Fund currently relies on the Advisor’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Certain Funds may invest in debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP financing.

Certain Funds may act as the originator for direct loans to a borrower. Direct loans between the Fund and a borrower may not be administered by an underwriter or agent bank. The Fund may provide financing to commercial borrowers directly or through companies acquired (or created) and owned by or otherwise affiliated with the Fund. The terms of the direct loans are negotiated with borrowers in private transactions. A direct loan may be secured or unsecured.

In determining whether to make a direct loan, a Fund will rely primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal and its assessment of the collateral, if any, securing the loan. In making a direct loan, the Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund will lose money. Furthermore, direct loans may subject the Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or to value the direct loan.

When engaging in direct lending, a Fund’s performance may depend, in part, on the ability of the Fund to originate loans on advantageous terms. In originating and purchasing loans, the Fund will often compete with a broad spectrum of
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lenders. Increased competition for, or a diminishment in the available supply of, qualifying loans could result in lower yields on and/or less advantageous terms of such loans, which could reduce Fund performance. Some loans have the benefit of contractual restrictive covenants that limit the ability of the borrower to increase the credit risk of the borrower or take actions that may impair the rights or interests of lenders (e.g., by further encumbering its assets or incurring other debt obligations). Investments in loans without contractual restrictive covenants are particularly susceptible to the risks associated with loans and other forms of indebtedness.

As part of its lending activities, a Fund may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to the Fund, such loans involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is high. Different types of assets may be used as collateral for the Fund’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that the Fund has financed, the Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund or its affiliates to the borrower.

Various state licensing requirements could apply to a Fund with respect to investments in, or the origination and servicing of, loans and similar assets. The licensing requirements could apply depending on the location of the borrower, the location of the collateral securing the loan, or the location where the Fund or Advisor operates or has offices. In states in which it is licensed, the Fund or Advisor will be required to comply with applicable laws and regulations, including consumer protection and anti-fraud laws, which could impose restrictions on the Fund’s or Advisor’s ability to take certain actions to protect the value of its investments in such assets and impose compliance costs. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of the Fund’s or Advisor’s license, which in turn could require the Fund to divest assets located in or secured by real property located in that state. These risks will also apply to issuers and entities in which the Fund invests that hold similar assets, as well as any origination company or servicer in which the Fund owns an interest.

Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. These legal proceedings range from actions involving a single plaintiff to class action lawsuits with potentially tens of thousands of class members. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent the Fund seeks to engage in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its investments.

Industrials Sector Risk

As of the date of this SAI, the International Small Cap Diversified Value Fund currently invests a significant portion of its assets in companies in the industrials sector. The industrials sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, and government regulation. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, a component of the industrials sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Information Technology Sector Risk

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As of the date of this SAI, the Global Value Fund and the Opportunities Fund currently invest a significant portion of their assets in the information technology sector. Companies in the information technology sector may be adversely affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, both domestically and internationally, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and competition for the services of qualified personnel. Companies in the information technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive information technology sector may cause the prices for these products and services to decline in the future. Information technology companies may have limited product lines, markets, financial resources or personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

The information technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of sector participants depends substantially on the timely and successful introduction of new products.

Inflation and Deflation

The Funds are subject to inflation and deflation risk. Inflation risk is the risk that the value of assets, income, or future payments associated with the Funds' investments will decline as the purchasing power of money decreases over time. Periods of elevated inflation may contribute to increased market volatility, higher interest rates, rising financing costs, reduced consumer spending, lower corporate profit margins, and declines in the value of certain investments. Inflation also may increase a Fund's operating or borrowing costs, where applicable, and may adversely affect Fund performance.

Inflationary pressures may result from a variety of factors, including supply and demand imbalances, labor market conditions, fiscal or monetary policies, geopolitical developments, trade disruptions, energy or commodity price fluctuations, and other domestic or global economic events. Actions taken by governments and central banks to address inflation may not be successful and may themselves contribute to market volatility, economic slowdowns, or recessionary conditions.

Deflation risk is the risk that prices throughout the economy decline over time. Deflation may reduce economic growth, depress business revenues and earnings, increase the real burden of debt, and adversely affect the financial condition of issuers. Deflationary conditions may increase the likelihood of issuer defaults, restructurings, or credit downgrades and may negatively affect the value and liquidity of the Funds' investments.

Although a Fund may invest in securities or instruments that are designed to mitigate the effects of inflation or deflation, including inflation-indexed securities, it is not required to do so, and there can be no assurance that such investments will successfully protect the Fund from inflationary or deflationary pressures. Inflation and deflation risks may be more pronounced in emerging markets, which may be more susceptible to economic volatility and may have fewer policy tools available to respond effectively to changing market conditions.

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

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The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income for federal income tax purposes, even though investors do not receive their principal until maturity.

Interest Rate Risk

Investments in fixed income securities and financial instruments are subject to the possibility that interest rates could rise sharply, causing the value of a Fund’s securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds in the Fund, the more the Fund’s share price will fluctuate in response to interest rate changes. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Securities with floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Changes in government or central bank policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates, and could have an adverse effect on prices for fixed income securities and on the performance of the Fund. In addition, the Funds are subject to the risk that interest rates may exhibit increased volatility. Any unexpected or sudden reversal of the fiscal or monetary policy underlying current interest rate levels could adversely affect the value of the Fund. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates.

Japan Risk

Investments in securities of Japanese issuers involve risks associated with economic, political, regulatory, and market developments in Japan. Japan's economy is highly dependent on international trade and global supply chains and may be adversely affected by trade disputes, tariffs, sanctions, changes in international trade policies, geopolitical tensions, and economic conditions in key trading partners. Economic growth may be affected by factors including demographic trends such as an aging population and declining birth rates, labor market constraints, periods of low inflation or inflationary pressures, changes in consumer spending, and government fiscal and monetary policies.

Japan's financial markets may be affected by changes in interest rates, public debt levels, currency exchange rates, and actions taken by the Bank of Japan or other governmental authorities. The value of investments denominated in Japanese yen may fluctuate significantly relative to the U.S. dollar and other currencies. Political developments, regional security concerns, strained international relations, or disruptions affecting major industries may adversely impact Japanese issuers and financial markets.

In addition, Japan is particularly vulnerable to natural disasters and other catastrophic events, including earthquakes, tsunamis, volcanic eruptions, typhoons, flooding, and other severe weather events, which could disrupt economic activity, damage infrastructure, impair business operations, and negatively affect the value of the Fund's investments.

Large Shareholder Risk

To the extent that a significant portion of a Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Leverage

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. The High Yield Fund also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging, including borrowing, may cause the Funds to be more volatile than if the
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Funds had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the portfolio securities.

Loans

To the extent the Funds invest in loans, a Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk, than funds that do not invest in such securities. Loans are often issued by heavily indebted companies, and therefore can be particularly susceptible to a wide variety of risks. Loans may not be backed by adequate collateral and can be subject to faster payment schedules than other types of obligations. These instruments are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile and more difficult to value than other types of securities (including other debt securities). An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the Funds’ ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a loan may lose significant market value before a default occurs. The Funds may also be subject to greater levels of liquidity risk than funds that do not invest in loans. In addition, the loans in which the Funds invest may not be listed on any exchange and a secondary market for such loans may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in loans may involve greater costs than transactions in more actively traded securities. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make loans difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for the loans and/or may result in a Fund not receiving the proceeds from a sale of a loan for an extended period after such sale, each of which could result in losses to a Fund. Loans may have extended trade settlement periods which may result in cash not being immediately available to a Fund. As a result, transactions in loans that settle on a delayed basis may limit a Fund’s ability to make additional investments or satisfy the Fund’s redemption obligations. A Fund may seek to satisfy any short-term liquidity needs resulting from an extended trade settlement process by, among other things, selling portfolio assets, holding additional cash or entering into temporary borrowing arrangements with banks and other potential funding sources. If an issuer of a loan prepays or redeems the loan prior to maturity, a Fund will have to reinvest the proceeds in other loans or similar instruments that may pay lower interest rates.

Loans may not be considered securities under the federal securities laws. In such circumstances, fewer legal protections may be available with respect to a Fund’s investment in loans. In particular, if a loan is not considered a security under the federal securities laws, certain legal protections normally available to securities investors under the federal securities laws, such as those against fraud and misrepresentation, may not be available. Because of the risks involved in investing in loans, an investment in a Fund that invests in such instruments should be considered speculative. Loans that are covenant-lite obligations contain fewer maintenance covenants than other types of loans, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached, which would allow the lender to restructure the loan or take other action intended to help mitigate losses. Covenant-lite loans carry a risk that the borrower could transfer or encumber the assets, which could reduce the amount of assets that can be used to satisfy debts and could increase losses for debt holders. Covenant-lite obligations may carry more risk than traditional loans as they allow borrowers to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default. A Fund may have a greater risk of loss on investments in covenant-lite obligations as compared to investments in traditional loans.

Secondary trades of loans may have extended settlement periods. Any settlement of a secondary market purchase of loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par/near par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) is subject to the “delayed compensation” rules prescribed by the Loan Syndications and Trading Association (“LSTA”) and addressed in the LSTA’s standard loan documentation for par/near par trades and for distressed trades. “Delayed compensation” is a pricing adjustment comprised of certain interest and fees, which is payable between the parties to a secondary loan trade. The LSTA introduced a requirements-based rules program in order to incentivize shorter settlement times for secondary transactions and discourage certain delay tactics that create friction in the loan syndications market by, among other things, mandating that the buyer of a loan satisfy certain “basic requirements” as prescribed by the LSTA no later than T+5 in order for the buyer to receive the benefit of interest and other fees accruing on the purchased loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date,
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subject to certain specific exceptions. These “basic requirements” generally require a buyer to execute the required trade documentation and to be, and remain, financially able to settle the trade no later than T+7 for par/near par loans (and T+20 for distressed trades). In addition, buyers are required to fund the purchase price for a secondary trade upon receiving notice from the agent of the effectiveness of the trade in the agent’s loan register. A Fund, as a buyer of a loan in the secondary market, would need to meet these “basic requirements” or risk forfeiting all or some portion of the interest and other fees accruing on the loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date. The “delayed compensation” mechanism does not mitigate the other risks of delayed settlement or other risks associated with investments in loans. There can be no certainty that a Fund would receive any delayed settlement compensation.

Investors should be aware that a Fund’s investment in a loan may result in the Fund or Advisor receiving information about the issuer that may be deemed material, non-public information. Under such circumstances, the Funds’ investment opportunities may be limited, as trading in securities of such issuer may be restricted. Additionally, the Advisor may seek to avoid receiving material, non-public information about issuers of loans. As a result, the Advisor may forgo certain investment opportunities or be disadvantaged as compared to other investors that do not restrict information that they receive from loan issuers.

Market Risk

Market risk is the risk that the market price of securities owned by the Funds may go down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries represented in the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, financial crises, recessions, or other events could have a significant impact on the Fund and its investments. The value of a security may decline due to general economic, political or financial market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, including changes in the general outlook for corporate earnings, rates of economic growth and employment, monetary policy interest or currency rates or due to adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies, such as artificial intelligence, to engage in cyber-attacks or to take over the Web sites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.

Financial markets also may be adversely affected by concerns regarding government debt levels, fiscal deficits, sovereign borrowing needs, and the sustainability of fiscal policies, which may contribute to increased interest rates, market volatility, reduced liquidity, or changes in investor sentiment.

Master Limited Partnerships

The Funds may invest in publicly traded master limited partnerships (“MLPs”), which are limited partnerships or limited liability companies taxable as partnerships for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, a Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases,
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ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly, cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The Funds may purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. The credit quality of an ABS transaction depends on the performance of the underlying assets. ABS are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and, syndicated bank loans, peer-to-peer loans and litigation finance loans. These loans or other receivables are subject to risks of prepayment, delinquency and default similar to those present in mortgage loans. Consumer loans may be backed by collateral (as in automobile loans) or they may be unsecured. Moreover, Congress, regulators such as the Consumer Financial Protection Bureau and the individual states may further regulate the consumer credit industry in ways that make it more difficult for servicers of such loans to collect payments on such loans, resulting in reduced collections. Changes to federal or state bankruptcy or debtor relief laws may also impede collection efforts or alter timing and amount of collections. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.

The value of some mortgage-related securities or ABS may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on certain securities may expose the High Yield Fund to lower rates of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security or ABS generally will decline; however, when interest rates are declining, the value of such securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying assets will affect the price and volatility of the security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying assets increase the effective maturity of a security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Because ABS may not have the benefit of a
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security interest in underlying assets, ABS present certain additional risks not present with mortgage-backed securities. See “U.S. Government Securities” below.

One type of mortgage-related security, SMBS, has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. The High Yield Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities.

The High Yield Fund may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs issue classes or “tranches” that vary in risk and yield. A CLO may experience substantial losses attributable to defaults on underlying assets. Such losses will be borne first by the holders of subordinate tranches. A Fund’s investment in a CLO may decrease in market value because of (i) loan defaults or credit impairment, (ii) the disappearance of subordinate tranches, (iii) market anticipation of defaults, and (iv) investor aversion to CLO securities as a class. These risks may be magnified depending on the tranche of CLO securities in which a Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches. The High Yield Fund may invest in other asset-backed securities that have been offered to investors.

Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Investors should note that Congress from time to time may consider actions that would limit or remove the explicit or implicit guarantee of the payment of principal and/or interest on many types of asset-backed securities. Any such action would likely adversely impact the value of such securities.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower-rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Global Value Fund, the International Value Fund, the Opportunities Fund and the High Yield Fund may invest include municipal lease obligations. The Global Value Fund, the International Value Fund, the Opportunities Fund and the High Yield Fund may also invest in industrial development bonds, which are municipal bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Global Value Fund, the International Value Fund, the Opportunities Fund and the High Yield Fund may also invest in securities issued by entities whose underlying assets are municipal bonds.

In 2025, Congress considered potential reductions in federal funding to the states in a variety of ways, including but not limited to Medicaid funding, which could meaningfully increase costs for the impacted states. To the extent any state absorbs additional costs attributable to changes in federal funding, such changes may strain a state's budget, divert state funding from other potential expenditures or lead to additional borrowing or financing, all of which could negatively impact the state's Municipal Bonds. As a result of any such future legislation, the availability of such Municipal Bonds for investment by the Funds and the 10 value of such Municipal Bonds held by the Funds may be affected.

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Each Fund expects to invest less than 50% of its total assets in tax-exempt municipal bonds. As a result, none of the Funds expect to be eligible to pay exempt interest dividends to shareholders and interest on municipal bonds will be taxable to shareholders when received as a distribution from a Fund.

Operational Risk

An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing and communication errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. In addition, the development and use of artificial intelligence technologies are expanding rapidly and may be employed by service providers that support the operations of a Fund as well as by issuers of securities held by a Fund. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. A Fund may also face service provider risks from cloud-service disruptions, cyber incidents and business continuity disruptions. While the Funds seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a Fund.

Other Investment Companies

A Fund may acquire securities of other registered investment companies to the extent that such investments are consistent with its investment objective, policies, strategies and restrictions and the limitations of the 1940 Act. Investment companies may include mutual funds, closed-end funds and exchange-traded funds (“ETFs”). A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such funds. Like all equity investments, these investments may go up or down in value.

ETFs and closed-end funds trade on a securities exchange and their shares may trade at a premium or discount to their NAV. A Fund will incur brokerage costs when it buys and sells shares of ETFs and closed-end funds. ETFs that seek to track the composition and performance of a specific index may not replicate exactly the performance of their specified index because of trading costs and operating expenses incurred by the ETF. At times, there may not be an active trading market for shares of some ETFs and closed-end funds and trading of ETF and closed-end fund shares may be halted or delisted by the listing exchange.

In addition, investments in ETFs involve the risk that the market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to changes in the ETF’s NAV, the value of ETF holdings and supply and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as Authorized Participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) NAV. Significant losses may result when transacting in ETF shares in these and other circumstances. Neither the Advisor nor the Trust can predict whether ETF shares will trade above, below or at NAV. An ETF’s investment results are based on the ETF’s daily NAV. Investors transacting in ETF shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the ETF’s daily NAV.

For purposes of evaluating whether at least 40% of the Global Value Fund’s investments are in companies located outside the U.S. (or 30% if the Advisor deems market conditions and/or company valuations less favorable for companies located outside the U.S.), investments in ETFs based on foreign market indices are considered located outside the U.S.

An ETF has a limited number of intermediaries that act as Authorized Participants, and none of these Authorized Participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to an ETF and no other Authorized Participant is able and willing to create or redeem, shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Additionally, while ETF shares are listed for trading on an exchange, there can be no assurance that active trading markets for ETF shares will be maintained by market makers or Authorized Participants. Decisions by market makers or Authorized Participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the creation/redemption process in maintaining the relationship between the underlying value of an ETF's
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holdings and the ETF's NAV. Such reduced effectiveness could result in the ETF's shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the ETF's shares.

Participation in Litigation or Arbitration Proceedings

The Advisor, in its judgment and discretion and based on the considerations deemed by the Advisor to be relevant, may believe that it is in the best interests of the Fund to initiate or settle a claim or join a class of plaintiffs pursuing a claim as lead plaintiff (or opt out of a class and pursue a claim directly). Similarly, the Advisor may determine not to take or not to recommend any such action. To the extent that the Fund has liquidated, the Advisor will generally not take or recommend any such action. The Advisor may, on behalf of the Fund, directly initiate or participate in litigation or an arbitration proceeding as a named plaintiff or claimant. The Advisor may, without limitation, (i) engage legal counsel for the Fund and/or cause the Fund to pay fair and reasonable legal fees and expenses incurred in connection with investigating the validity of a potential claim (or performing other due diligence relating to a potential claim) or taking any actions considered by the Advisor to be necessary or appropriate (a) to protect or preserve the Fund’s rights or interests in connection with (1) defending a claim made against the Fund and (2) initiating or otherwise engaging in preliminary measures intended to facilitate possible future litigation or arbitration or otherwise support a judicial decision favorable to the Fund and (b) to preserve the Fund’s ability to bring a claim and to prevent the expiration of an applicable statute of limitations; and (ii) on behalf of a Fund that is not acting or seeking to act as a named plaintiff or claimant, (a) give direction to a third party (such as trustees or service providers), (b) cause the Fund to advance fair and reasonable legal fees and expenses to such third party, and/or (c) indemnify, on behalf of the Fund, such third party for its fair and reasonable fees and expenses, in each such case in connection with litigation or a claim concerning the Fund’s investment and pursuant to the terms of the investment (including, without limitation, as a result of the Fund’s holding of a certificate issued by a trust where the trustee or other service provider to the trust is commencing litigation or pursuing a claim on behalf of the trust). The Advisor may also vote for or authorize a settlement relating to litigation or a claim described in subparagraph (ii) above. The Fund may directly bear a portion or all of the fees associated with the actions described above.

Political Risk/Risks For Conflicts

Recently, various countries have seen significant geopolitical conflicts and in some cases, civil wars, which may have an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war, terrorism or other political developments cannot be excluded. Apparently stable systems may experience periods of disruption or improbable reversals of policy. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions, tariffs and trade restrictions or other similar measures, could adversely affect the Funds’ investments whether or not a Fund is directly invested in the affected jurisdiction or impacted area. The transformation from a centrally planned, socialist economy to a more market oriented economy has also resulted in many economic and social disruptions and distortions. Moreover, there can be no assurance that the economic, regulatory and political initiatives necessary to achieve and sustain such a transformation will continue or, if such initiatives continue and are sustained, that they will be successful or that such initiatives will continue to benefit foreign (or non-national) investors. Certain instruments, such as inflation index instruments, may depend upon measures compiled by governments (or entities under their influence) which are also the obligors.

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict in Europe and in the Middle East. The extent, duration and impact of these conflicts, related sanctions, trade restrictions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities, commodities and currencies. Depending on the nature of the military conflict, companies worldwide operating in many sectors, including energy, financial services and defense, amongst others may be impacted. These impacts could result in restricted or no access to certain markets, investments, service providers or counterparties, thus negatively affecting a Fund’s investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. Increased volatility, currency fluctuations, liquidity constraints, counterparty default, valuation and settlement difficulties and operational risk resulting from such conflicts may also negatively impact the performance of a Fund. Such events may result in otherwise historically “low-risk” strategies performing with unprecedented volatility and risk. In addition, to the extent new sanctions or trade restrictions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), such sanctions or trade restrictions may prevent a Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on
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unfavorable terms, render divestment of underperforming investments impracticable, negatively impact a Fund’s ability to achieve its investment objective, prevent a Fund from receiving payments otherwise due it, increase diligence and other similar costs to a Fund, render valuation of affected investments challenging, or require a Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect a Fund’s performance with respect to such investments, and thus a Fund’s performance as a whole.

Portfolio Turnover

Portfolio turnover is a measure of how frequently a Fund's portfolio securities are bought and sold. High portfolio turnover rates generally increase transaction costs, which are Fund expenses. Such portfolio transactions may also result in the realization of taxable capital gains, including short-term capital gains, which are generally taxable at ordinary income tax rates for federal income tax purposes for shareholders subject to income tax and who hold their shares in a taxable account. Higher transaction costs reduce a Fund's returns.

Portfolio turnover is affected by factors within and outside the control of a Fund and its investment manager. The Advisor's investment outlook for the type of securities in which the Fund invests may change as a result of unexpected developments in domestic or international securities markets, or in economic, monetary or political relationships. High market volatility may result in the Advisor using a more active trading strategy than it might have otherwise pursued. The Funds’ Advisor will consider the economic effects of portfolio turnover but generally will not treat portfolio turnover as a limiting factor in making investment decisions. Investment decisions affecting turnover may include changes in investment policies or management personnel, as well as individual portfolio transactions.

Factors wholly outside the control of the Advisor that may increase portfolio turnover include increased merger and acquisition activity, increased refinancing of outstanding debt by an issuer, or increased rates of bankruptcy or default, that may create involuntary transactions for funds that hold affected securities.

In addition, redemptions or exchanges by investors may require the liquidation of portfolio securities. Changes in a particular Fund’s portfolio holdings may also be made whenever a security is considered to be no longer the most appropriate investment for the Fund, or another security appears to have a relatively better opportunity.

Preferred Stock

The Funds may invest in preferred stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Real Estate Investment Trusts

Each Fund may invest in securities of companies in the real estate industry generally or in real estate investment trusts (“REITs”). Unlike corporations, REITs do not have to pay federal income taxes if they meet certain Internal Revenue Code of 1986, as amended (the “Code”), requirements. REITs offer investors greater liquidity and diversification than direct ownership of properties.

Companies in the real estate industry and real estate related investments may include, for example, REITs that either own properties or make construction or mortgage loans, real estate developers, companies with substantial real estate
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holdings, and other companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies. Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry. The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry can be affected by changes in real estate values and rental income, property taxes, interest rates, and tax and regulatory requirements. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT.

An investment in a REIT, or in a real estate-linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Investments in REIT equity securities could require a Fund to accrue and distribute income not yet received by the Fund. On the other hand, investments in REIT equity securities can also result in a Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income. REITs may not provide complete tax information to a Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund to request permission from the IRS to extend the deadline for issuance of Forms 1099-DIV.

Regulatory Risk

Actions by governmental entities may also impact certain instruments in which a Fund invests. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. For example, the Funds may invest in securities or derivatives that previously utilized the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR was intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The publication of LIBOR rates ceased at the end of 2021 for most maturities and currencies, and certain remaining widely used U.S. dollar (USD) LIBOR rates that were published for an additional period of time to assist with the transition have also been phased out. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR,”) which is intended to replace USD dollar LIBOR and measures the cost of USD overnight borrowings collateralized by treasuries). The transition process from LIBOR to the SOFR for USD LIBOR rates has become increasingly well defined, especially following the signing of the federal Adjustable Interest Rate (LIBOR) Act of 2021 and the Federal Reserve Board’s adoption of implementing regulations in December 2022, which replaced LIBOR based benchmark rates in instruments with no, or insufficient, alternative rate setting provisions with a SOFR base rate following the cessation of LIBOR. Markets are slowly developing in response to these new rates. As a result of the benchmark reforms, the Funds have transitioned to successor or alternative reference rates as necessary. Although the transition process for most instruments has been completed, there is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, which may affect the value or liquidity of, or return on, certain of the Funds’ investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. Moreover, certain aspects of the transition will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; no assurances can be given as to the impact of the LIBOR transition on a Fund and its investments.

Regulatory actions or actions taken by law enforcement entities in the United States or outside of the United States may also adversely affect a Fund’s investments. For example, assets that become subject to sanctions or that are involved in illegal activities such as money laundering or kleptocracy, may be seized, subject to forfeiture, frozen or otherwise become unmarketable, will lose value or become worthless and consequently adversely affect a Fund’s value. Actions such as geographical targeting orders for, or new rulemaking related to, real estate investments issued by the
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Financial Crimes Enforcement Network (“FinCEN”) may also lengthen the settlement process, make a real estate asset less liquid and harder to sell, and/or increase costs associated with these portfolio investments.

In September 2023, the SEC adopted amendments to Rule 35d-1 under the 1940 Act, the rule governing fund naming conventions (the “Names Rule”). In general, the Names Rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule to include any term used in a fund name that suggests the fund makes investments that have, or whose issuers have, particular characteristics. Additionally, the amendments modify the circumstances under which a fund may deviate from its 80% investment policy and address the calculation methodology of derivatives instruments for purposes of the rule. The amendments became effective December 11, 2023. On March 14, 2025, the SEC extended the compliance date from December 11, 2025 to June 11, 2026 for fund groups with $1 billion in net assets and modified the operation of the compliance dates to allow for compliance based on the timing of certain annual disclosure and reporting obligations that are tied to the fund's fiscal year-end.

Repurchase Agreements

The Funds may invest in repurchase agreements. A repurchase agreement is an agreement where the seller agrees to repurchase a security from a Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is more than the purchase price, reflecting an agreed-upon rate of return effective for the period of time a Fund’s money is invested in the repurchase agreement. A Fund’s repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of those instruments declines, the Fund will require additional collateral. In the event of a default, insolvency or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. In such circumstances, the Fund could experience a delay or be prevented from disposing of the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

Certain Funds may enter into reverse repurchase agreements and dollar rolls, subject to their limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by the Fund and their agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes.

In accordance with Rule 18f-4 under the 1940 Act, each of the Funds have elected to be treated as a limited derivatives user, which requires that: (i) each Fund limits its derivatives exposure to ten percent (10%) of its net assets. The Funds have elected to treat reverse repurchase agreements and similar financing transactions as senior securities that are not subject to the 10% limit but for which a Fund must maintain 300% asset coverage. TBAs, dollar rolls and non-standard settling transactions that the Fund does not intend to physically settle or will not settle within 35 days of the trade date will also be included in the 10% derivatives exposure limitation. The Funds may enter into unfunded commitments if the Fund reasonably believes that it will have sufficient cash and cash equivalents to meet its obligations for all its unfunded commitments. This regulation could significantly limit or impact the Funds’ ability to invest in reverse repurchase agreements, short sale borrowings and firm or standby commitment agreements, limit the Funds’ ability to employ certain strategies that use such instruments and adversely affect the Funds’ performance, efficiency in implementing their strategy, liquidity and ability to pursue their investment objectives. Also, changes in regulatory requirements concerning margin for certain types of financing transactions, such as repurchase agreements, reverse repurchase agreements, and securities lending and borrowing and securities forwards, could impact a Fund’s ability to utilize these investment strategies and techniques.

Rule 144A Securities

The Funds may invest in securities offered pursuant to Rule 144A under the 1933 Act (“Rule 144A securities”), which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. A Fund may not be able to sell a restricted security promptly or at a reasonable price. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. In addition, transaction costs
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may be higher for restricted securities than for more liquid securities. A Fund may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.

Securities Lending

Each Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. A Fund receives the income on the loaned securities. Where a Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. A Fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. To the extent the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. If the borrower defaults on its obligation to return securities lent because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities lent or gaining access to collateral. As a result, the Fund’s yield may decrease. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Fund could suffer a loss where there are losses on investments made with the cash collateral or where the value of the securities collateral falls below the market value of the borrowed securities. A Fund could also experience delays and costs in gaining access to the collateral. Each Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.

The Trust, on behalf of the Funds, has entered into a securities lending agreement with U.S. Bank National Association (the “Securities Lending Agent”) to provide certain services related to the Funds’ securities lending program. Prior to September 30, 2025, the securities lending agent was Brown Brothers Harriman & Co. Pursuant to the securities lending agreement, the Securities Lending Agent, on behalf of the Funds, is authorized to enter into securities loan agreements, negotiate loan fees and rebate payments, collect loan fees, deliver securities, manage and hold collateral, invest cash collateral, receive substitute payments, make interest and dividend payments (in cases where a borrower has provided non-cash collateral), and upon termination of a loan, liquidate collateral investments and return collateral to the borrower. For the most recent fiscal year ended June 30, 2026, the Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund and High Yield Fund did not have securities lending activities.

For the most recent fiscal year ended June 30, 2026, the Funds’ securities lending activities resulted in the following:

	Mid-Cap Value Fund	Opportunities Fund
(i) Gross income from securities lending activities (including income from cash collateral reinvestment, negative rebates (i.e., those paid by the borrower to the lender), loan fees paid by borrowers when collateral is noncash, management fees from a pooled cash collateral reinvestment vehicle that are deducted from the vehicle’s assets before income is distributed, and any other income)	$327,365	$851,611
(ii) Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(10,969)	$(26,697)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$(2,653)	$(6,677)
Administrative fees not included in revenue split	—	—
Indemnification fee not included in revenue split	—	—
Rebates (paid to borrower)	$(245,204)	$(666,871)
Other fees not included in revenue split	—	—
(iii) Aggregate fees/compensation for securities lending activities	$(258,826)	$(700,245)
Net income from securities lending activities (i) - (iii)	$68,539	$151,366

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Short Sales

Certain Funds may make short sales as part of their overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Certain Funds may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. Short sales expose a Fund to the risk that they will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Funds may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Short Sales Against-the-Box

Each Fund can borrow and sell “short” securities when the Fund also owns an equal amount of those securities (or their equivalent). Except for the International Small Cap Diversified Value Fund and the High Yield Fund, no more than 25% of a Fund’s net assets can be held as collateral for short sales at any one time. No more than 33 1/3% of total assets of the International Small Cap Diversified Value Fund or the High Yield Fund can be held as collateral for short sales at any one time.

Structured Instruments

Certain Funds may invest in structured instruments, including, without limitation, participation notes, certificates and warrants. Structured instruments may be derived from or based on a single security or securities, an index, a commodity, debt issuance or a foreign currency (a “reference”), and their interest rate or principal may be determined by an unrelated indicator. Structured securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the value of the structured security at maturity, or in the interest rate of the structured security. Structured securities may entail a greater degree of risk than other types of securities because the Fund bears the risk of the reference in addition to the risk that the counterparty to the structured security will be unable or unwilling to fulfill its obligations under the structured security to the Fund when due. The Fund bears the risk of loss of the amount expected to be received in connection with a structured security in the event of the default or bankruptcy of the counterparty to the structured security. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Swap Agreements

The Funds may enter into swap agreements, including, but not limited to, credit default, interest rate, index and currency exchange rate swap agreements. A Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost efficient manner. To the extent a Fund invests in foreign currency-denominated securities, the Fund also may invest in currency exchange rate swap agreements.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard OTC swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement
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(the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund).

Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A total return swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of underlying assets, which may include a single stock, a basket of stocks, or a stock index during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.

The Funds also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Funds may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most types of swap agreements entered into by the Funds will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund).

A Fund also may enter into OTC and cleared credit default swap agreements. A credit default swap agreement may reference one or more debt securities or obligations that are not currently held by the Fund. The protection “buyer” in an OTC credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the credit soundness of the issuer of the reference obligation and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements sold by a Fund may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk (with respect to OTC credit default swaps) and credit risk. A Fund will enter into uncleared credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments
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previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. In addition, there may be disputes between the buyer and seller of a credit default swap agreement or within the swaps market as a whole as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).

The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of certain standardized OTC derivative instruments that the CFTC and SEC have defined as “swaps.” The CFTC has implemented mandatory exchange-trading and certain clearing requirements under the Dodd-Frank Act and the CFTC continues to mandate the central clearing of additional contracts. Uncleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts on certain uncleared swaps transactions, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps than would otherwise be the case. The Advisor will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Funds’ ability to enter into swap agreements.

In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes generally provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In the EU, the regulatory authorities could reduce, eliminate or convert to equity the liabilities to a fund of a counterparty subject to such proceedings (sometimes referred to as a “bail in”).

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, each Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Restrictions imposed by the Code for qualification as a regulated investment company may limit a Fund’s ability to use swap agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the reference asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because OTC swap agreements are bilateral contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, swap agreements may be considered illiquid and subject to a Fund’s limitation on investments in illiquid securities. See the discussion under “Illiquid Securities.”

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that the Advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the Advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

Tariff and Trade Policy Risks

A Fund may be affected by changes in U.S. or foreign trade policies, including the imposition of tariffs or retaliatory measures. Trade disputes or renegotiated trade agreements may affect global supply chains, market volatility, and the financial performance of issuers in export-oriented sectors or industries reliant on cross-border inputs. In recent months, the U.S. government has taken steps to revise certain trade relationships and impose tariffs on specific goods, which has, in turn, triggered reciprocal measures from trading partners. Issuers in which a Fund invests may be indirectly affected by changes in trade policy or escalating trade tensions. A Fund seeks to mitigate these risks through active monitoring of geopolitical developments and risk-adjusted portfolio management.

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Trust Preferred Securities

The Funds may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the Securities Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings. In identifying the risks of the trust preferred securities, the Advisor will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Fund.

As a result of trust preferred securities being phased out of Tier I and Tier II capital of banking organizations, a Fund’s ability to invest in trust preferred securities may be limited. This may impact a Fund’s ability to achieve its investment objective.

U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of a Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as securities issued by members of the Farm Credit System, are supported only by the credit of the agency, instrumentality or corporation. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. There is a risk that the U.S. Government fails to pay interest or principal on U.S. Government obligations and such failure, or a perceived likelihood of such failure, will negatively impact the value and credit rating of U.S. Government obligations. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Under the direction of the Federal Housing Finance Agency (“FHFA”), FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (“UMBS”) (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was
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implemented in June 2019, and the long-term effects it may have on the market for mortgage-backed securities are uncertain.

Since September 6, 2008, FNMA and FHLMC have operated under a conservatorship administered by FHFA. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement to provide additional financing to FNMA and FHLMC. FNMA and FHLMC continue to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

The Funds may invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such U.S. Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) U.S. Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of U.S. Treasury obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The Opportunities Fund and the High Yield Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which a Fund is not entitled to exercise its demand rights. When a reliable trading market for the variable and floating rate instruments held by a Fund does not exist and a Fund may not demand payment of the principal amount of such instruments within seven days, the instruments may be deemed illiquid and therefore subject to a Fund’s limitation on investments in illiquid securities. See the discussion under “Illiquid Securities.” The Opportunities Fund and the High Yield Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Opportunities Fund and the High Yield Fund each may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities. Additionally, each such Fund may invest, without limitation, in residual interest bonds (“RIBs”).

Warrants

The Funds may invest in warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy a security directly from the issuer at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security, do not represent any rights in the assets of the issuing company and are subject to the risk that the issuer-counterparty may fail to honor its obligations. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

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When-Issued Securities, Delayed Delivery Securities and Forward Commitments

A Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. When such purchases or sales are outstanding, transactions that the Fund does not intend to physically settle or will not settle within 35 days of the trade date will also be included in the calculation used to determine the Fund's eligibility for the Limited Derivatives User exemption described above under “Derivative Instruments.”

There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities. A Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

A Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Financial Industry Regulatory Authority (“FINRA”) rules in respect of the collateralization of TBA transactions have the general effect of causing the Funds to post collateral in connection such transactions. Such collateralization of TBA transactions could increase cost to Funds or impose additional operational complexity.

MANAGEMENT

The Board consists of six individuals (each a “Trustee” or a “Board member,” and collectively, the “Trustees”), five of whom are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”). The Board oversees the actions of the Funds’ Advisor and other service providers and decides upon matters of general policy. The Board also reviews the actions of the Trust’s officers, who conduct and supervise the daily business operations of the Funds.

Board and Committee Structure. The role of the Board, the Board’s Committees, and the individual Board members is one of general oversight of the Funds, including oversight of the duties performed by the Advisor under the Investment Advisory Agreement for each Fund. The Board generally meets in regularly scheduled meetings four times a year, and may meet more often as required.

The Board has two standing Committees, the Audit Committee and the Nominating and Governance Committee, and has delegated certain responsibilities to those Committees.

Each Independent Trustee is a member of the Audit Committee. The principal responsibilities of the Audit Committee are to: (i) approve, and recommend to the Board, the appointment, retention or termination of the Funds’ independent registered public accounting firm; (ii) review with the independent registered public accounting firm the scope, performance and anticipated cost of their audits; (iii) discuss with the independent registered public accounting firm certain matters relating to the Funds’ financial statements, including any adjustment to such financial statements recommended by the independent registered public accounting firm, or any other results of any audit; (iv) request and review the independent registered public accounting firm’s annual representations with respect to their independence, and discuss with the independent registered public accounting firm any relationships or services disclosed in the statement that may impact the independence of the Funds’ independent registered public accounting firm; and (v) consider the comments of the independent registered public accounting firm and management’s responses thereto with respect to the quality and adequacy of the Funds’ accounting and financial reporting policies and practices and internal controls. The Board of Trustees of the Trust has adopted a written charter for the Audit Committee. The Audit Committee held four meetings during the Trust’s fiscal year ended June 30, 2026.

Each Independent Trustee is also a member of the Nominating and Governance Committee. This Committee reviews and nominates candidates to serve as Trustees. The Nominating and Governance Committee will consider shareholder
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proposals for candidates to serve as Trustees. Any such proposals should be sent to the Trust in care of the Nominating and Governance Committee chairperson. The final recommendation of a prospective Independent Trustee rests solely with the Nominating and Governance Committee. This Committee held one meeting during the Trust’s fiscal year ended June 30, 2026. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties.

The Board is chaired by an Independent Trustee. The Board believes that its leadership structure, including an independent Chairman and Board Committees, is appropriate based on the size of the Board, the assets and number of Funds overseen by the Board members, as well as the nature of the Funds’ business.

Biographical Information. Certain biographical and other information relating to the Trustees of the Trust is set forth below, including their years of birth, their principal occupations for at least the last five years, their terms of office and the length of time served as a Trustee, the total number of portfolios overseen by the Trustee that are advised by the Advisor and public directorships and fund directorships held by the Trustee during the past five years.

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Independent Trustees

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Randall H. Breitenbach (born 1960)	Trustee Chairman	Since 2001 Since 2018
Founder, Chief Executive Officer and Chairman of Bridge Energy LLC (2017 – present); Chairman Emeritus of Stanford University PIC Endowment (1999 – present); Formerly, Founder, Chief Executive Officer and Chairman of Pacific Coast Energy Company, LP (1988 – 2019); Founder, Chief Executive Officer and Chairman of BreitBurn Energy Company (1988 – 2012).
				Twelve	BreitBurn Energy Partners, L.P.; Pacific Coast Energy Company, LP
Alejandra C. Edwards, Ph.D. (born 1954)	Trustee(a)	Since 2007
Member Board of Directors Universidad Andres Bello Chile (2023 – present); Member Board of Directors Frontal Trust (Real Estate Investment Managers) (2023 – 2024); President of Chilean Association of Pension Fund Administrators (2021 – 2023); Member of Queens Care’s Investment Committee (2017 – present); Formerly, California State University – Long Beach: Professor of Economics (1994 – 2015).
				Twelve	None
Marcy Elkind, Ph.D. (born 1947)	Trustee Vice Chair	Since 2005 Since 2018	President, Elkind Economics, Inc. (1980 – present).	Twelve	None
Robert Fitzgerald (born 1952)	Trustee(b)	Since 2005	Retired. Formerly, Chief Financial Officer of National Retirement Partners, Inc. (2005 – 2007); Executive Vice President and Chief Financial Officer of PIMCO Advisors L.P. (1995 – 2001).	Twelve	None
H. Thomas Hicks (born 1950)	Trustee(c)	Since 2017	Retired. Formerly, Chief Financial Officer, URS Corporation (2005 – 2015).	Twelve	None

*Each Independent Trustee serves until his or her successor is elected and qualified or until his or her death or resignation or removal as provided in the Trust’s Agreement and Declaration of Trust.
(a)Chair of the Nominating and Governance Committee.
(b)Chair of the Audit Committee.
(c)Vice Chair of the Audit Committee.

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Interested Trustee

Name and Year of Birth	Position Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

George H. Davis, Jr.* (born 1961)	Trustee	Since 2007	Executive Chairman (since 2021) and Portfolio Manager (since 2001) of the Advisor, formerly Chief Executive Officer of the Advisor (2001 – 2021).	Twelve	None

*Mr. Davis is considered an “interested person,” as defined in the 1940 Act, of the Trust based on his positions with the Advisor.
**As Trustee, Mr. Davis serves until his successor is elected and qualified or until his death or resignation or removal as provided in the Trust’s Agreement and Declaration of Trust.

Certain biographical and other information relating to the officers of the Trust is set forth below, including their years of birth, their principal occupations for at least the last five years and the length of time served as an officer of the Trust.

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Anna Marie Lopez (born 1967)	President	Since 2007	Chief Operating Officer of the Advisor (2007 – present).

Mark McMahon (born 1968)	Vice President and Secretary	Since 2006	Managing Director, Mutual Fund Operations of the Advisor (2006 – present).

James Menvielle (born 1972)	Vice President and Treasurer	Since 2007	Chief Financial Officer of the Advisor (2006 – present).

Adam Shoffner (born 1979)	Chief Compliance Officer and Anti- Money Laundering Compliance Officer	Since 2024
Director and Fund Compliance Officer of ACA Group (2026 - present); Senior Principal Consultant and Fund Compliance Officer of ACA Group (f/k/a Foreside Financial Group) (2020 – 2026); Compliance Consultant of Duff & Phelps (2018 – 2020)

*Each officer is appointed by and serves at the pleasure of the Board of Trustees of the Trust.

The address for all Trustees and officers of the Trust, except Adam Shoffner, is c/o Hotchkis & Wiley Capital Management, LLC, 601 South Figueroa Street, 39th Floor, Los Angeles, CA 90017, attention: Trust Secretary. The address for Adam Shoffner is c/o ACA Group, 190 Middle Street, Suite 301, Portland, ME 04101. Mr. Shoffner is an employee of ACA Group, an affiliate of the Distributor.

Risk Oversight. The day-to-day operations of the Funds, including the management of risk, are performed by third party service providers, such as the Advisor, Distributor and Administrator. The Board is responsible for overseeing the Trust’s service providers and thus has general oversight responsibilities with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Trust and its service providers employ a variety of processes, procedures and controls to identify certain of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

The Board, directly and through its Committees, receives and reviews information from the Advisor, other service providers, the Trust’s independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its general oversight responsibilities. This information includes, but is not limited to, reports regarding the Funds’ investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, a Fund’s investment objective, policies and restrictions, and reviews any areas of material non-compliance with the Funds’ investment policies and restrictions. The Audit Committee has general oversight responsibility for the Trust’s accounting policies, financial
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reporting and internal control system. The Board has appointed a Chief Compliance Officer (“CCO”) who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. As part of its general compliance oversight, the Board reviews the annual compliance report issued by the Trust’s CCO on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, the Advisor or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals. As a result of the foregoing and other factors, the Board’s ability to manage risk is subject to substantial limitations.

Experience, Qualifications and Attributes. As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and experience of trustee candidates and the candidates’ expected contributions to the Board. As of the date of this SAI, the Board has concluded, based on each Board members’ experience, qualifications and attributes, that each Board member should serve as a Trustee. The following is a brief summary of the information, in addition to the Board members’ combined contribution to the Board, that led to this conclusion. The summaries set forth below as to the qualifications, attributes and skills of the Board members are furnished in response to disclosure requirements imposed by the SEC, do not constitute any representation or guarantee that the Board or any Trustee has any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care applicable to, any such person or the Board as a whole than otherwise would be the case.

Randall H. Breitenbach has served as a Board member of the Trust since its inception in 2001 and has served as Chairman of the Board since 2018. He formerly served as Chair of the Nominating and Governance Committee and Audit Committee. Mr. Breitenbach is Founder, Chairman and CEO of Bridge Energy Holdings LLC (2017–present). He founded and served as Chief Executive Officer and Chairman of Pacific Coast Energy Company until 2019. Mr. Breitenbach co-founded BreitBurn Energy Partners, L.P. and served as Chief Executive Officer and Chairman until 2012. He also serves as Chairman Emeritus of the Stanford University PIC Endowment. He received a B.S. and M.S. degree in petroleum engineering from Stanford University and an M.B.A. from Harvard Business School.

George H. Davis, Jr. has served as a Board member of the Trust since 2007. Mr. Davis serves as Executive Chairman and portfolio manager of the Advisor. Mr. Davis formerly served as Chief Executive Officer of the Advisor, and prior thereto a portfolio manager for Hotchkis & Wiley as a division of Merrill Lynch Asset Management, L.P. He received a B.A. in History and Economics and an M.B.A. from Stanford University.

Alejandra C. Edwards has served as a Board member of the Trust since 2007 and Chair of the Nominating and Governance Committee since 2018. Ms. Edwards is Professor Emerita from California State University Long Beach since 2015, where she served as Professor of Economics from 1994 until 2015. She also served as President of the Chilean Association of Pension Fund Administrators from 2021 until 2023, and she is a member of Queens Care's Investment Committee since 2017. She continues to work as a Professional Economist on labor market reform, social security reform, gender issues, old age and poverty, and labor market performance in emerging and transition economies. From 1993 through 1996, she served as a senior economist for The World Bank. She received a Bachelors Degree in economics from the Universidad Catolica de Chile, and an M.A. and Ph.D. in economics from the University of Chicago.

Marcy Elkind has served as a Board member of the Trust since 2005 and as Vice Chair of the Board since 2018. Ms. Elkind is an economist and is president of Elkind Economics, Inc. She has advised U.S. and foreign governments and non-governmental organizations regarding pension reform. She currently conducts asset management forums on emerging markets investing for U.S. institutional investors and investment management firms. Ms. Elkind received an A.B. with highest honors in economics from the University of California, Berkeley, and a Ph.D. in economics from Stanford University.

Robert Fitzgerald has served as a Board member of the Trust since 2005. He has served as Chair of the Audit Committee since 2005. Mr. Fitzgerald formerly was chief financial officer of National Retirement Partners, Inc. and served as executive vice president and chief financial officer of PIMCO Advisors L.P. Prior to that he had also served as an audit partner in the financial services group of PricewaterhouseCoopers LLP. He also served on another investment company
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board overseeing eight portfolios, including international and global funds from 2008 until 2024. Mr. Fitzgerald received his B.B.A. in Accounting from Niagara University and is also a graduate of the Pacific Coast Banking School at the University of Washington.

H. Thomas Hicks has served as a Board member of the Trust since 2017 and as Vice Chair of the Audit Committee since 2018. Mr. Hicks was formerly the Chief Financial Officer of URS Corporation from 2005–2015. Previously, Mr. Hicks served as a Managing Director with Merrill Lynch Investment Banking. Prior to joining Merrill Lynch, he held high-level finance positions at Litton Industries and Science Applications International Corporation. Mr. Hicks was formerly a member of the Board of St. John’s Health Center Foundation from 2014 until 2022. He holds a bachelor’s degree in commerce from the University of Virginia.

Share Ownership. Information relating to each Board member’s share ownership in the Trust as of December 31, 2025, is set forth in the following chart.

Name	Aggregate Dollar Range of Shares in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee:
George H. Davis, Jr.
Mid-Cap Value Fund – Over $100,000
Global Value Fund – Over $100,000
International Value Fund – Over $100,000
International Small Cap Diversified Value Fund – Over $100,000
Opportunities Fund – Over $100,000
High Yield Fund – None
Over $100,000
Independent Trustees:
Randall H. Breitenbach	Mid-Cap Value Fund – None Global Value Fund – None International Value Fund – None International Small Cap Diversified Value Fund – None Opportunities Fund – Over $100,000 High Yield Fund – None	Over $100,000

Alejandra C. Edwards, Ph.D.
Mid-Cap Value Fund – None
Global Value Fund – $50,001 - $100,000
International Value Fund – None
International Small Cap Diversified Value Fund – $50,001 - $100,000
Opportunities Fund – None
High Yield Fund – Over $100,000
Over $100,000

Marcy Elkind, Ph.D.	Mid-Cap Value Fund – None Global Value Fund – None International Value Fund – None International Small Cap Diversified Fund – None Opportunities Fund – $50,001 - $100,000 High Yield Fund – None	Over $100,000

Robert Fitzgerald

Mid-Cap Value Fund – None
Global Value Fund – $10,001-$50,000
International Value Fund – None
International Small Cap Diversified Value Fund – None
Opportunities Fund – $10,001-$50,000
High Yield Fund – None
Over $100,000

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Name	Aggregate Dollar Range of Shares in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
H. Thomas Hicks	Mid-Cap Value Fund – None Global Value Fund – None International Value Fund – None International Small Cap Diversified Value Fund – None Opportunities Fund – None High Yield Fund – None	None

Compensation of Trustees

The Trust does not pay salaries to any of its officers, except the Chief Compliance Officer, or fees to its Trustee who is affiliated with the Advisor. The Trust pays to each Independent Trustee, for service to the Trust, a $75,000 annual retainer, which is paid in quarterly installments. Effective January 1, 2026, the Board Chair, the Audit Committee Chair and the Nominating and Governance Committee Chair receive additional annual compensation of $34,000, $29,000 and $8,000, respectively, and the Board Vice Chair and Audit Committee Vice Chair receive additional annual compensation of $8,000. Prior to January 1, 2026, the Board Chair, the Audit Committee Chair and the Nominating and Governance Committee Chair received additional annual compensation of $32,000, $27,000 and $7,500, respectively, and the Board Vice Chair and Audit Committee Vice Chair received additional annual compensation of $7,500. The Trust reimburses each Independent Trustee for his or her out-of-pocket expenses relating to attendance at Board and Committee meetings.

The following table sets forth the compensation earned by the Independent Trustees for the fiscal year ended June 30, 2026.

Name	Position Held with the Trust	Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expense	Estimated Annual Benefits upon Retirement	Aggregate Compensation from Trust and Other Advisor Advised Funds*
Randall H. Breitenbach	Trustee	$108,000	None	None	$108,000
Alejandra C. Edwards, Ph.D.	Trustee	$82,750	None	None	$82,750
Marcy Elkind, Ph.D.	Trustee	$82,750	None	None	$82,750
Robert Fitzgerald	Trustee	$103,000	None	None	$103,000
H. Thomas Hicks	Trustee	$82,750	None	None	$82,750
*For the fiscal year ended June 30, 2026, Trustees fees totaled $459,250.

Investment Advisory Agreements

Hotchkis & Wiley Capital Management, LLC (previously defined as the “Advisor”) provides the Funds with management and investment advisory services and is located at 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5704. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of the Advisor, and Stephens - H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor supervises and arranges the purchase and sale of securities held in the Funds’ portfolios and manages the Funds. The Advisor also manages other investment company portfolios and separate investment advisory accounts.

As compensation for its services, the Advisor receives a fee, computed daily and payable monthly, as follows:

Mid-Cap Value Fund:
First $5 billion in assets        0.75% of average daily net assets
Next $5 billion in assets        0.65% of average daily net assets
Over $10 billion in assets    0.60% of average daily net assets.

Global Value Fund:
0.55% of average daily net assets.

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International Value Fund:
0.55% of average daily net assets.

International Small Cap Diversified Value Fund:
0.70% of average daily net assets.

Opportunities Fund:
0.75% of average daily net assets.

High Yield Fund:
0.55% of average daily net assets.

The Advisor agreed to annual caps on expenses for the fiscal years ended June 30, 2026, 2025, and 2024. The Advisor has contractually agreed to waive its fees and/or reimburse operating expenses (excluding sales loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, if any, expenses incurred in connection with any merger or reorganization and extraordinary expenses) in excess of the annual rates presented below as applied to each Fund’s average daily net assets through August 29, 2027. The agreement may be terminated only with the consent of the Funds’ Board.

Fund	Expense Limitation Amount
Mid-Cap Value	1.05%
Global Value	0.70%
International Value	0.70%
International Small Cap Diversified Value	0.89%
Opportunities	0.90%
High Yield	0.60%

For the periods indicated, the Advisor earned and waived fees (and reimbursed expenses) as provided in the table below.
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Fiscal Year Ended	Investment Advisory Fees Earned	Fees Waived (or Expenses Reimbursed)	Net Fees Paid
Mid-Cap Value Fund
Fiscal Year Ended June 30, 2026	$2,909,102	$0	$2,902,102
Fiscal Year Ended June 30, 2025	$3,090,577	$0	$3,090,577
Fiscal Year Ended June 30, 2024	$3,497,573	$0	$3,497,573
Global Value Fund
Fiscal Year Ended June 30, 2026	$226,557	($109,056)	$117,501
Fiscal Year Ended June 30, 2025	$283,590	($118,403)	$165,187
Fiscal Year Ended June 30, 2024	$260,714	($103,426)	$157,288
International Value Fund
Fiscal Year Ended June 30, 2026	$27,344	($27,344)	$0
Fiscal Year Ended June 30, 2025	$30,756	($30,756)	$0
Fiscal Year Ended June 30, 2024	$28,054	($28,054)	$0
International Small Cap Diversified Value Fund
Fiscal Year Ended June 30, 2026	$36,625	($36,625)	$0
Fiscal Year Ended June 30, 2025	$46,231	($46,231)	$0
Fiscal Year Ended June 30, 2024	$57,131	($57,131)	$0
Opportunities Fund
Fiscal Year Ended June 30, 2026	$6,033,987	$0	$6,033,987
Fiscal Year Ended June 30, 2025	$5,074,719	$0	$5,074,719
Fiscal Year Ended June 30, 2024	$4,501,560	$0	$4,501,560
High Yield Fund
Fiscal Year Ended June 30, 2026	$4,231,766	($483,994)	$3,747,772
Fiscal Year Ended June 30, 2025	$4,822,510	($632,564)	$4,189,946
Fiscal Year Ended June 30, 2024	$5,076,419	($625,010)	$4,451,409

The Advisor serves as investment adviser to each Fund pursuant to separate investment advisory agreements (the “Advisory Agreements”) with the Trust. Each of the Advisory Agreements provides that the Advisor shall not be liable to the Trust for any error of judgment by the Advisor or for any loss sustained by any of the Funds except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Unless earlier terminated as described below, each Advisory Agreement will continue in effect for two years from the effective date and will remain in effect from year to year thereafter if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the applicable Fund and (b) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party. Each Advisory Agreement is not assignable and will automatically terminate in the event of its assignment. In addition, such contract may be terminated by the vote of a majority of the outstanding voting securities of the applicable Fund or by the Advisor without penalty on 60 days’ written notice to the other party.

Portfolio Managers

Each Fund is managed by the investment team of the Advisor (“Investment Team”), including portfolio managers. The Investment Team also has responsibility for the day-to-day management of accounts other than the Funds. The Advisor has identified the portfolio managers with the most significant responsibility for each Fund’s portfolio. The list does not include all members of the investment team. The following table provides information about funds and accounts, other
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than the Funds, for which each Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of June 30, 2026.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
George H. Davis, Jr. Hunter Doble, CFA David Green CFA Stan Majcher, CFA Scott McBride, CFA Judd Peters, CFA Scott Rosenthal Ryan Thomes, CFA	2 $23.7 billion	2 $4.1 billion	3 $6.6 billion	2 $17.4 billion	2 $356 million	3 $727 million
Mark Hudoff Ray Kennedy, CFA Richard Mak, CFA Daniel McKenzie, CFA Patrick Meegan, CFA	0 $0	2 $449 million	8 $831 billion	0 $0	0 $0	0 $0

Conflicts of Interest. From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other hand. For example, the Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. The Advisor may be restricted from purchasing more than a limited percentage of the outstanding shares of a company or otherwise restricted from trading in a company’s securities due to other regulatory limitations. If a company is a viable investment for more than one investment strategy, the Advisor has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably. Additionally, potential and actual conflicts of interest may also arise as a result of the Advisor’s other business activities and the Advisor’s possession of material non-public information about an issuer.

Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay the Advisor performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for the Advisor to favor such accounts in making investment decisions and allocations, the Advisor has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

Since accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy.

The Investment Team, including portfolio managers, is compensated in various forms, which may include one or more of the following: (i) a base salary, (ii) bonus, (iii) profit sharing and (iv) equity ownership. Compensation is used to reward, attract and retain high quality investment professionals.

The Investment Team is evaluated and accountable at three levels. The first level is individual contribution to the research and decision-making process, including the quality and quantity of work achieved. The second level is teamwork, generally evaluated through contribution within sector teams. The third level pertains to overall portfolio and firm performance.

Fixed salaries and discretionary bonuses for investment professionals are determined by the Chief Executive Officer of the Advisor using tools which may include annual evaluations, compensation surveys, feedback from other employees and advice from members of the firm’s Executive and Compensation Committees. The amount of the bonus is determined
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by the total amount of the firm’s bonus pool available for the year, which is generally a function of revenues. No investment professional receives a bonus that is a pre-determined percentage of revenues or net income. Compensation is thus subjective rather than formulaic.

The portfolio managers of the Funds own equity in the Advisor. The Advisor believes that the employee ownership structure of the firm will be a significant factor in ensuring a motivated and stable employee base going forward. The Advisor believes that the combination of competitive compensation levels and equity ownership provides the Advisor with a demonstrable advantage in the retention and motivation of employees. Portfolio managers who own equity in the Advisor receive their pro rata share of the Advisor’s profits. Investment professionals may also receive contributions under the Advisor’s profit sharing/401(k) plan.

Finally, the Advisor maintains a bank of unallocated equity to be used for those individuals whose contributions to the firm grow over time. If any owner should retire or leave the firm, the Advisor has the right to repurchase their ownership thereby increasing the equity bank. This should provide for smooth succession through the gradual rotation of the firm’s ownership from one generation to the next.

The Advisor believes that its compensation structure/levels are more attractive than the industry norm, which is illustrated by the firm’s lower-than-industry-norm investment personnel turnover.

Each portfolio manager beneficially owned shares of one or more Funds as of the end of each Fund’s most recent fiscal year. A portfolio manager’s beneficial ownership of a Fund is defined as the portfolio manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement and relationship or otherwise. Therefore, ownership of Fund shares by members of the portfolio manager’s immediate family or by a trust of which the portfolio manager is a trustee could be considered ownership by the portfolio manager. The reporting of Fund share ownership in this SAI shall not be construed as an admission that the portfolio manager has any direct or indirect beneficial ownership in the Fund listed. The table below sets forth each portfolio manager’s beneficial ownership of the Fund(s) under that portfolio manager’s management as of June 30, 2026 using the following ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

Fund Name	Name of Portfolio Manager	Dollar Range of Shares Owned
Mid-Cap Value Fund	George H. Davis, Jr. Hunter Doble, CFA Stan Majcher, CFA	Over $1,000,000 Over $1,000,000 Over $1,000,000
Global Value Fund	Scott McBride, CFA Scott Rosenthal	Over $1,000,000 None
International Value Fund	Hunter Doble, CFA David Green, CFA Scott Rosenthal	$100,001 - $500,000 $100,001 - $500,000 None
International Small Cap Diversified Value Fund	Judd Peters, CFA Ryan Thomas, CFA	$100,001 - $500,000 $100,001 - $500,000
Opportunities Fund	George H. Davis, Jr. David Green, CFA	Over $1,000,000 Over $1,000,000
High Yield Fund	Mark Hudoff Ray Kennedy, CFA Patrick Meegan Richard Mak, CFA Daniel McKenzie, CFA	$100,001 - $500,000 Over $1,000,000 None $100,001-$500,000 $500,001 - $1,000,000

Principal Underwriter and Administrator

Quasar Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group), 190 Middle Street, Suite 301, Portland, Maine 04101, a Delaware limited liability company, is the principal underwriter and distributor for the shares of the Funds ETF Class shares (“Quasar” or the “Distributor”). Quasar is a registered broker-dealer and member of FINRA.

The ETF Class shares of the Funds are offered to the public on a continuous basis only in Creation Units. The Distributor will not distribute ETF Class shares of the Funds in amounts less than a Creation Unit and does not maintain a
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secondary market in Fund Shares. The Distributor, as the principal underwriter of the shares, has certain obligations under the distribution agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described in the section titled, “Purchases of Shares.”

Under the Distribution Agreement, the Distributor, as agent for the Trust, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers also may be Authorized Participants (as discussed in the section entitled “Creation and Redemption of Creation Units”) or DTC participants (as defined below).

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator” or “Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator for each Fund.

For the fiscal years ended June 30, 2026, 2025, and 2024, the total administration fees paid by the Funds to Fund Services are provided in the table below.

	2026	2025	2024
Mid-Cap Value Fund	$128,955	$148,582	$159,805
Global Value Fund	$40,323	$46,186	$40,232
International Value Fund	$42,469	$42,140	$40,294
International Small Cap Diversified Value Fund	$50,322	$47,593	$46,972
Opportunities Fund	$254,164	$227,576	$201,100
High Yield Fund	$251,903	$294,080	$303,466

Code of Ethics

The Board of Trustees of the Trust has approved a Code of Ethics under Rule 17j-1 under the 1940 Act that covers the Trust and the Advisor (the “Code of Ethics”). The Code of Ethics permits subject personnel to invest in securities, including securities that may be purchased or held by a Fund, subject to certain restrictions. The protective provisions of the Code of Ethics prohibit certain investments and limit these personnel from making investments during periods when a Fund is making such investments. The Code of Ethics is on public file with, and is available from, the Commission. The Board of Trustees has also approved a separate Code of Ethics for the Principal Executive Officer and Principal Financial Officer related to the Funds’ financial reporting.

Proxy Voting Policy

Generally, the Advisor will vote (by proxy or otherwise) in all matters for which a shareholder vote is solicited by, or with respect to, issuers of securities beneficially held in the Funds’ accounts in such manner as the Advisor deems appropriate in accordance with its written policies and procedures. The Advisor may affirmatively decide that voting on certain matters may not be in a Fund’s best interest. These policies and procedures set forth guidelines for voting typical proxy proposals. However, each proxy issue will be considered individually in order that the Advisor may consider what would be in a Fund’s best interest. Further, where a proxy proposal raises a material conflict of interest between the interests of the Advisor and a Fund, a member of the Advisor’s Proxy Oversight Committee will review the vote to determine that the decision was consistent with established guidelines and not prompted by any conflict of interest. See Appendix A for the Advisor’s Proxy Voting Policies and Procedures.

Non-U.S. proxies (and particularly those in emerging markets) may involve a number of challenges that restrict or prevent the Advisor’s ability to vote proxies. As a result, the Fund’s non-U.S. proxies will be voted on a best-efforts basis.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available no later than August 31 of each year without charge (i) by calling 1-866-HW-FUNDS (1-866-493-8637), and (ii) on the Commission’s website at http://www.sec.gov.

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Portfolio Transactions and Brokerage

Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. In the case of securities traded in the over-the-counter markets, the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder (the “1934 Act”)) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Advisor may receive brokerage and research services and other similar services from many broker-dealers with which the Advisor places the Funds’ portfolio transactions. These services may include such matters as trade execution services, general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, trade magazines, company financial data, market data, pricing services, quotation services, and news services utilized by the Advisor’s investment professionals. Where the services referred to above are not used exclusively by the Advisor for brokerage or research purposes, the Advisor, based upon allocations of expected use, would bear that portion of the cost of these services which directly relates to their non-brokerage or non-research use. Some of these services may be of value to the Advisor in advising a variety of its clients (including the Funds), although not all of these services would necessarily be useful and of value in managing the Funds or any particular Fund. The management fee paid by each Fund is not reduced because the Advisor may receive these services even though the Advisor might otherwise be required to purchase some of these services for cash.

The Advisor places orders for the purchase and sale of portfolio investments for the Funds and buys and sells investments for the Funds through a substantial number of brokers and dealers. In so doing, the Advisor uses its best efforts to obtain for the Funds the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Advisor, having in mind each Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Foreign currency transactions for the Fund are generally executed in two different manners. As a general matter, foreign currency transactions are executed by the Fund’s custodian pursuant to standing instructions. These transactions are executed automatically by the custodian at its discretion or on its schedule following receipt of securities trade or other data from the Advisor, an executing broker, custodial affiliate, or another party. The terms (such as timing, pricing, fees/spreads, reporting, etc.) under which the custodian performs these standing instruction foreign currency transactions are as agreed to between the Fund and the custodian. Transactions in restricted currencies, i.e., currencies that do not trade on global foreign currency markets, as well as foreign currency transactions needed to repatriate dividends and income, interest, and other cash proceeds accumulated as a result of ownership of foreign ordinary shares and held in foreign custodial accounts, are executed by custodians pursuant to standing instructions. Foreign currency rates charged by the custodian for these transactions are often higher than the lowest available rates and custodians’ foreign currency transactions may or may not be competitive or transparent. Alternatively, the Advisor may execute trades with third-party brokers particularly when settling trades in foreign securities.

As permitted by Section 28(e) of the 1934 Act, and by each Investment Advisory Agreement, the Advisor may cause a Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to the Advisor an amount of disclosed commission for effecting securities transactions for such Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. The provision of research and brokerage products and services is often referred to as “soft dollar arrangements.” The Advisor’s authority to cause the Funds to pay any such greater commissions is also subject to such policies as the Board may adopt from time to time.

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For transactions in fixed income and convertible securities, the provision of brokerage and research services is not typically considered, although the Advisor may receive research or research-related credits from broker-dealers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund. Since the securities in which certain Funds invest consist primarily of fixed income securities, which are generally not subject to stated brokerage commissions, as described above, their investments in securities subject to stated commissions generally constitute a small percentage of the aggregate dollar amount of their transactions. Accordingly, Funds or other clients of the Advisor which invest primarily in fixed income securities will generate less brokerage commissions to pay for research services which may result in a less proportionate amount of commissions paid for research services than equity accounts.

The Advisor also may participate in client commission arrangements, commission sharing arrangements and step-out transactions to receive eligible research and brokerage products and services. In “client commission arrangements” or “commission sharing arrangements,” the Advisor may effect transactions, subject to best execution, through a broker and request that the broker allocate a portion of the commission or commission credits to a segregated “research pool(s)” maintained by the broker. The Advisor may then direct such broker to pay for various products and services that are eligible under the safe harbor of Section 28(e). Participating in client commission arrangements or commission sharing arrangements may enable the Advisor to (1) strengthen its key brokerage relationships; (2) consolidate payments for research and brokerage products and services; and (3) continue to receive a variety of high quality research and brokerage products and services while facilitating best execution in the trading process.

In a step-out transaction, the Advisor directs a trade to a broker with instructions that the broker execute the transaction, but “step-out” all or a portion of the transaction or commission in favor of another broker that provides eligible research and brokerage products or services. The second broker may clear and/or settle the transaction and receive commissions for the stepped-in portion. The Advisor only enters into step-out transactions if it will not hinder best execution.

In addition to trading with client commission arrangement brokers as discussed above, the Advisor effects trades with full service and introducing brokers, Electronic Communication Networks, Alternative Trading Systems, and other execution services.

From time to time, the Advisor may purchase new issues of securities for clients, including the Funds, in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The Funds anticipate that their brokerage transactions involving securities of issuers domiciled outside of the United States will generally be conducted on the principal stock exchanges of such countries. Brokerage transactions and other transaction costs on foreign stock exchanges generally are higher than in the U.S., although the Funds will attempt to achieve the best net results in effecting their portfolio transactions. There is generally less governmental supervision and regulation of foreign brokers and foreign stock exchanges than in the U.S.

Foreign equity securities may be held by the Trust in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges, or traded in the Over-the-Counter markets in the United States or Europe, as the case may be. ADRs traded in the United States, like other securities traded in the United States, will be subject to negotiated commission rates. The Trust’s ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets.

Securities held by a Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Advisor acts as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients of the Advisor when one or more clients of the Advisor are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Funds or other clients or funds for which the Advisor acts as adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more
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than one client of the Advisor during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Aggregate brokerage commissions paid by each of the Funds for the three most recent fiscal years ended June 30 are shown in the table below.

	2026	2025	2024
Mid-Cap Value Fund	$237,138	$193,832	$312,820
Global Value Fund	$24,403	$25,832	$30,113
International Value Fund	$2,891	$2,887	$2,444
International Small Cap Diversified Value Fund	$4,065	$9,212	$8,632
Opportunities Fund	$563,297	$611,972	$729,129
High Yield Fund	$1,497	$872	$10,781

The value of the Funds’ aggregate holdings of the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act), if any, as of June 30, 2026, were as follows:

Fund	Regular Broker-Dealer	Debt-Equity	Value
Global Value Fund	State Street Corp.	Equity	$407,040
Global Value Fund	Citigroup, Inc.	Equity	$405,884
Opportunities Fund	Citigroup, Inc.	Equity	$11,776,234
Opportunities Fund	Wells Fargo & Co.	Equity	$8,164,832

For a Fund’s ETF Class shares, to the extent creation or redemption transactions are conducted on a cash or “cash in lieu” basis, a Fund may contemporaneously transact with broker-dealers for the purchase or sale of portfolio securities in connection with such transactions. Such orders may be placed with an Authorized Participant in its capacity as broker-dealer, a broker-dealer that is affiliated with the Authorized Participant, or a third-party broker-dealer.

Specifically, following a Fund’s receipt of a creation or redemption order of ETF Class shares, to the extent such purchases or redemptions consist of a cash portion, the Fund may enter an order with the Authorized Participant, its affiliated broker-dealer or a third-party broker-dealer to purchase or sell the portfolio securities, as applicable. The executing broker-dealer will be required to guarantee that the Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the portfolio securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order (the “Price Guarantee”). Whether the execution of the order is at a price at least as favorable to the Funds’ ETF Class shares will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.

An Authorized Participant is required to deposit an amount with a Fund in order to ensure that the execution of the order on the terms noted above will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than a Fund’s valuation of the portfolio securities, the Fund receives the benefit of the favorable executions and the deposit is returned to the Authorized Participant. If, however, the broker-dealer executing the order is unable to achieve a price at least equal to a Fund’s valuation of the securities, the Fund retains the portion of the deposit equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs) and may require the Authorized Participant to deposit any additional amount required to cover the full amount of the actual execution transaction.

An Authorized Participant agrees to pay the shortfall amount in order to ensure that a guarantee on execution will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than a Fund’s valuation of the portfolio securities, the Fund receives the benefit of the favorable executions. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund’s valuation of the securities, the Fund will be entitled to the portion of the offset equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs).
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Portfolio Turnover

Portfolio turnover measures the percentage of a fund’s total portfolio market value that was purchased or sold during the period. A fund’s portfolio turnover rate provides an indication of how transaction costs (which are not included in a fund’s expenses) may affect a fund’s performance. Also, funds with a high turnover may be more likely to distribute capital gains that may be taxable to shareholders (including short-term capital gains that are generally taxed for federal income tax purposes as ordinary income when distributed to shareholders).

The Funds’ portfolio turnover rates for the fiscal years ended June 30, 2026 and 2025 are stated below. Portfolio turnover rates could change significantly in response to turbulent market conditions.

	2026	2025
Mid-Cap Value Fund	52%	31%
Global Value Fund	61%	51%
International Value Fund	30%	35%
International Small Cap Diversified Value Fund	32%	63%
Opportunities Fund	59%	78%
High Yield Fund	53%	41%

Historically, turnover in the Hotchkis and Wiley Funds has ranged from 20% to 200%. On average, the Advisor typically expects an investment thesis to unfold over a two year period. A two-year holding period would create a 50% portfolio turnover. Factors that increase or decrease portfolio turnover include market conditions, change in the quantity of investment opportunities, purchase and redemption activity, and the change in the risk returns within portfolios.

Disclosure of Portfolio Holdings

The Trust has adopted a policy regarding the disclosure of information about a Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. A Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation (“NSCC”). Pursuant to Rule 6c-11 under the 1940 Act, information regarding the Fund’s current portfolio holdings will be available on a daily basis at https://www.hwcm.com/etfs-landing/resources/literature/.

Regulatory Filings

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-PORT. The Trust also discloses a complete schedule of the Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth fiscal quarters. The Trust’s Forms N-PORT and Forms N-CSR on behalf of the Funds will be available on the SEC’s website at www.sec.gov. The Trust’s Forms N-PORT and Forms N-CSR are available without charge, upon request, by calling 1-866-HW-FUNDS (1-866-493-8637).

Plan of Distribution

The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which each Fund’s ETF Class shares may reimburse the Distributor up to a maximum annual rate of 0.25% of its average daily net assets.

Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no “interested person” of the Trust (as that term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.

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No fee is currently paid by any Fund’s ETF Class shares under the Plan and no payments pursuant to the Plan are expected to be paid within the 12-month period from the date of this SAI.

Aggregations. ETF Class shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to Authorized Participants purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Funds’ Advisor, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. Such payments are in addition to upfront sales commissions paid by the Advisor and Rule 12b-1 distribution fees and service fees paid by the Fund, and may be divided into categories as follows:

Support Payments. Payments may be made by the Advisor to certain financial intermediaries in connection with the eligibility of a Fund to be offered in certain programs and/or in connection with meetings between Fund representatives and financial intermediaries and their sales representatives. Such meetings may be held for various purposes, including providing education and training about the Funds and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

The ETF Class shares are new and have not paid any support payments as of the date of this SAI.

Entertainment, Conferences and Events. The Advisor also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising. In addition, the Advisor pays for exhibit space or sponsorships at regional or national events of financial intermediaries.

Certain Service Fees. Certain service fees charged by financial intermediaries, such as sub-administration, sub-transfer agency and other shareholder services fees, which exceed the amounts payable pursuant to the Funds’ Sub-Transfer Agency Policy and the Distribution Plan (as described in this SAI), are paid by the Advisor.

The prospect of receiving, or the receipt of, additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

REFLOW REDEMPTION SERVICE

A Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. For Funds offering both mutual fund and ETF Class shares, ETF Class shares are excluded from in the ReFlow liquidity program. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle that business day. A Fund is not guaranteed to receive cash from ReFlow on any given day as allocation of ReFlow’s cash is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net shareholder purchases at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

For use of the ReFlow service, a Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through the auction process. The current minimum fee rate (which is subject to change) is 0.14% of the value of the Fund shares purchased by ReFlow, although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to the Fund's objective, policies, or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. ReFlow will periodically redeem its entire share position in a Fund.
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A Fund will ultimately determine whether to redeem ReFlow's position in cash or in-kind based on the best interests of the Fund and its shareholders. The Fund expects that in-kind redemptions will comprise a significant portion of redemptions paid to ReFlow. In-kind redemptions will be made in accordance with the Funds’ redemption-in-kind policies described in the Prospectus. Purchases and redemptions of Fund shares by ReFlow under the program are not considered excessive short-term trading under the Funds’ Market Timing policies and procedures.

The Fund's Board has approved the use of the ReFlow liquidity program. The Advisor believes that the program may benefit the Funds and their shareholders, although there is no guarantee that the program will do so. For example, redemptions in-kind may reduce the need for a Fund to maintain cash reserves, reduce Fund transaction costs, reduce the need to sell Fund investments at inopportune times, and lower Fund capital gain recognition. To the extent that the assets of a Fund do not decline, the Advisor may also benefit.

PRINCIPAL LIQUIDITY SOLUTIONS

The Advisor may use brokers to provide principal liquidity solutions. In a principal liquidity transaction, a broker acts as a principal in trading, using its own capital to facilitate trades and provide liquidity to the Funds. The broker provides customized solutions to reduce trade cost and enhance liquidity for outsized situations. Execution facilitation using principal liquidity solutions may entail trades that fall outside the high or low of the day, may not occur during regular market hours and may not report to a consolidated data feed.

PURCHASE OF SHARES
Anti-Money Laundering

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the USA PATRIOT Act. The Trust’s Program provides for the development of internal practices, procedures and controls; designation of an anti-money laundering compliance officer; an ongoing training program; and an independent testing function to determine the effectiveness of the Program.

Procedures to implement the Program include determining that the Trust’s Distributor and Transfer Agent have established proper anti-money laundering procedures; checking shareholder names against designated government lists, including that of the Office of Foreign Assets Control (“OFAC”); and a complete and thorough review of all new account applications. The Trust will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the Program.

CREATION AND REDEMPTION OF CREATION UNITS

General. ETFs generally issue and redeem their shares in primary market transactions through a creation and redemption mechanism and do not sell or redeem individual shares. Financial entities, known as “Authorized Participants,” have contractual arrangements with an ETF or one of the ETF’s service providers to purchase and redeem ETF shares directly with the ETF in large blocks of shares known as “Creation Units.” Prior to start of trading on each business day, an ETF publishes through the NSCC the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the ETF’s shares. An Authorized Participant that wishes to effectuate a creation of an ETF’s shares deposits with the ETF the “basket” of securities, cash or other assets identified by the ETF that day, and then receives the Creation Unit of the ETF’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the ETF’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of ETF shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in ETF shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of ETF shares at or close to the NAV per share of the ETF.

Each Authorized Participant is a member or participant of a clearing agency registered with the SEC that has a written agreement with the Funds or one of its service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Units (a “Participant Agreement”). Orders to purchase Creation Units must be delivered through an Authorized Participant that has executed a Participant Agreement and must comply with the applicable provisions of such Participant Agreement. Investors wishing to purchase or sell shares generally do so on an
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exchange. Institutional investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

A “Business Day” is generally any day on which the NYSE, the Exchange and the Trust are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Business Day on which an order to purchase or redeem Creation Units is received in proper form is referred to as the “Transmittal Date.”

Basket Composition and Custom Baskets. Rule 6c-11(c)(3) under of the 1940 Act requires an ETF relying on the exemptions offered by Rule 6c-11 to adopt and implement written policies and procedures governing the construction of baskets and the process that the ETF will use for the acceptance of baskets. In general, in connection with the construction and acceptance of baskets, the Adviser may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a basket are consistent with the ETF’s investment objective(s), policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the ETF and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; and (4) in the case of an ETF that tracks an index, whether the securities, assets and other positions aid index tracking.

The Funds may utilize a pro-rata basket or a custom basket in reliance on Rule 6c-11. A “pro-rata basket” is a basket that is a pro rata representation of the ETF’s portfolio holdings, except for minor deviations when it is not operationally feasible to include a particular instrument within the basket, except to the extent that a Fund utilized different baskets in transactions on the same Business Day.

Rule 6c-11 defines “custom baskets” to include two categories of baskets. First, a basket containing a non-representative selection of the ETF’s (or ETF share classes’)portfolio holdings would constitute a custom basket. These types of custom baskets include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of a Fund’s portfolio holdings; (ii) a representative sampling of a Fund’s portfolio holdings; or (iii) changes due to a rebalancing or reconstitution of a Fund’s securities market index, if applicable. Second, if different baskets are used in transactions on the same Business Day, each basket after the initial basket would constitute a custom basket. For example, if a Fund exchanges a basket with either the same or another Authorized Participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a custom basket. Similarly, if a Fund substitutes cash in lieu of a portion of basket assets for a single Authorized Participant, that basket would be a custom basket.

Under a variety of circumstances, a Fund and its shareholders may benefit from the flexibility afforded by custom baskets. In general terms, the use of custom baskets may reduce costs, increase efficiency and improve trading. Because utilizing custom baskets provides a way for a Fund to add, remove and re-weight portfolio securities without transacting in the market, it may help the Fund avoid transaction costs and adverse tax consequences. Rule 6c-11 provides the Funds with flexibility to use “custom baskets” if the Funds have adopted written policies and procedures that: (1) set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the Fund and its shareholders, including the process for any revisions to, or deviations from, those parameters; and (2) specify the titles or roles of employees of the Fund’s investment adviser who are required to review each custom basket for compliance with those parameters.

The use of baskets that do not correspond to pro rata to a Fund’s portfolio holdings has historically created concern that an Authorized Participant could take advantage of its relationship with a Fund and pressure the Fund to construct a basket that favors an Authorized Participant to the detriment of the Fund’s shareholders. For example, because the Funds rely on Authorized Participants to maintain the secondary market for the ETF Class shares by promoting an effective arbitrage mechanism, an Authorized Participant holding less liquid or less desirable securities potentially could pressure a Fund into accepting those securities in its basket in exchange for liquid Fund shares (i.e., dumping). An Authorized Participant also could pressure the Fund into including in its basket certain desirable securities in exchange for Fund shares tendered for redemption (i.e., cherry-picking). In either case, the Fund’s other investors would be disadvantaged and would be left holding shares of a Fund with a less liquid or less desirable portfolio of securities. The Adviser has adopted policies and procedures designed to mitigate these concerns but there is ultimately no guarantee that such policies and procedures will be effective.

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Basket Dissemination.  Basket files are published for consumption through the NSCC, a subsidiary of Depository Trust & Clearing Corporation, and can be utilized for pricing, creations, redemptions, rebalancing and custom scenarios. In most instances, pro rata baskets are calculated and supplied by the Funds’ custodial bank based on ETF holdings, whereas non-pro-rata, custom and forward-looking pro rata baskets are calculated by the Adviser and disseminated by the Funds’ custodial bank through the NSCC process.

Placement of Creation or Redemption Orders.  All orders to purchase or redeem Creation Units are to be governed according to the applicable Participant Agreement that each Authorized Participant has executed. In general, all orders to purchase or redeem Creation Units must be received by the transfer agent in the proper form required by the Participant Agreement no later than the closing time of the regular trading session of the NYSE (ordinarily 4:00 p.m. Eastern Standard Time) on each day the NYSE is open for business (the “Closing Time”) in order for the purchase or redemption of Creation Units to be effected based on the NAV of the Fund as next determined on such date after receipt of the order in proper form. However, at its discretion, the Fund may require an Authorized Participant to submit orders to purchase or redeem Creation Units be placed earlier in the day (such as instances where an applicable market for a security comprising a creation or redemption basket closes earlier than usual).

Delivery of Redemption Proceeds.  Deliveries of securities to Authorized Participants in connection with redemption orders are generally expected to be made within one Business Day. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than one Business Day after the day on which the redemption request is received in proper form. Section 22(e) of the 1940 Act generally prohibits a registered open-end management investment company from postponing the date of satisfaction of redemption requests for more than seven days after the tender of a security for redemption. This prohibition can cause operational difficulties for Funds that hold foreign investments and exchange in-kind baskets for Creation Units. For example, local market delivery cycles for transferring foreign investments to redeeming investors, together with local market holiday schedules, can sometimes require a delivery process in excess of seven days. However, Rule 6c-11 grants relief from Section 22(e) to permit a Fund to delay satisfaction of a redemption request for more than seven days if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants, or the combination thereof prevents timely delivery of the foreign investment included in the Fund’s basket. Under this exemption, a Fund must deliver foreign investments as soon as practicable, but in no event later than 15 days after the tender to the Fund The exemption therefore will permit a delay only to the extent that additional time for settlement is actually required, when a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents timely delivery of the foreign investment included in the Fund’s basket. If a foreign investment settles in less than 15 days, Rule 6c-11 requires a Fund to deliver it pursuant to the standard settlement time of the local market where the investment trades. Rule 6c-11 defines “foreign investment” as any security, asset or other position of the Fund issued by a foreign issuer (as defined by Rule 3b-4 under the 1934 Act), and that is traded on a trading market outside of the United States. This definition is not limited to “foreign securities,” but also includes other investments that may not be considered securities. Although these other investments may not be securities, they may present the same challenges for timely settlement as foreign securities if they are transferred in kind.

Creation Transaction Fees. The Fund imposes fees in connection with the purchase of ETF Class Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Redemption Transaction Fees. The Fund also imposes fees in connection with the redemption of ETF Class Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
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Suspension of Creations.  The SEC has stated its position that a Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the Fund’s portfolio holdings are traded are closed for a limited period of time. The SEC has also stated that a Fund could not set transaction fees so high as to effectively suspend the issuance of Creation Units. Circumstances in which the Fund may suspend creations include: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the required consideration is not delivered; (iv) the acceptance of the basket would, in the opinion of the Fund, be unlawful; or (v) there exist circumstances outside the control of the Fund that make it impossible to process purchases of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Adviser, the Distributor, DTC, NSCC, the transfer agent, the custodian, any sub-custodian or any other participant in the purchase process; and similar extraordinary events. The Fund reserves the right to reject a creation order transmitted to it provided that such action does not result in a suspension of sales of creation units in contravention of 6c-11 and the SEC’s positions thereunder. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of the rejection of the order of such person. The Trust, the Fund, the transfer agent, the custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of baskets, nor shall any of them incur any liability for the failure to give any such notification.

Suspension of Redemptions.  A Fund may suspend the redemption of Creation Units only in accordance with Section 22(e) of the 1940 Act. Section 22(e) stipulates that no registered investment company shall suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any redeemable security in accordance with its terms for more than seven days after the tender of such security to the company or its agent designated for that purpose for redemption, except (1) for any period (A) during which the NYSE is closed other than customary week-end and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the investment company of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for such company fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders of the investment company.

Exceptions to Use of Creation Units.  Under Rule 6c-11 of the 1940 Act, Funds are permitted to sell or redeem individual shares on the day of consummation of a reorganization, merger, conversion, or liquidation. In these limited circumstances, a Fund may need to issue or redeem individual shares and may need to transact without utilizing Authorized Participants.

PRICING OF SHARES

Determination of Net Asset Value

The NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Portfolio securities are valued by an independent pricing agent to the extent possible. In determining the NAV of each Fund’s shares, equity securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market (“NSM”) (including the Nasdaq National Market and the Nasdaq Small Cap Market) are valued at the last reported sale price (or official closing price) on that day as of the close of the NYSE (which is generally 4:00 p.m. Eastern time), or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or NSM. Unlisted equity securities that are not included in NSM are valued at the last sale price, or if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market.

Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued at the evaluated mean provided by independent pricing services, which take into account appropriate factors such as institutionalized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, but may also be valued based on reported transactions or a broker-dealer quotation. The pricing services may provide a price determined by a matrix pricing method or other analytical pricing models.
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Options, futures contracts and options thereon which are traded on exchanges are valued at their last sale price as of the close of the exchanges or, if no sales are reported on a particular business day, the average of the last reported bid and ask quotations across the exchanges on which the option is traded will be used. Non-exchange traded options will be valued at the average of the last bid and ask quotations.

Trading in securities listed on foreign securities exchanges or over-the-counter markets is normally completed before the close of regular trading on the NYSE. In addition, foreign securities trading may not take place on all business days in New York and may occur on days on which the NYSE is not open. In addition, foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. It is possible that market timers may attempt to buy or sell Fund shares to profit from price movements in foreign markets that are not yet reflected in a Fund’s NAV. Such trades may have the effect of reducing the value of existing shareholders’ investments. As described below, the Advisor has adopted valuation procedures that provide for the use of fair value pricing for foreign securities as of the close of the NYSE. Each Fund’s use of fair value pricing is designed to more accurately determine the current market value of a portfolio security and minimize the possibilities for time zone arbitrage.

Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Foreign currency exchange transactions conducted on a spot basis are valued at the spot rate prevailing in the foreign exchange market.

A third-party vendor’s proprietary fair value pricing model is used to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE. The vendor provides fair values for such securities based on certain quantitative factors and methods which generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. Each Fund will value its non-U.S. securities with fair values provided by the vendor if there is a movement in the U.S. market that exceeds certain thresholds or tolerances established by the Advisor. The vendor may not be able to provide fair values for certain securities, including securities of companies in emerging markets. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAVs may differ from quoted or official closing prices, and the proceeds received upon disposal of such securities may differ from their recorded value.

The Board has designated the Advisor as the Funds' “valuation designee” to perform all fair valuations of the Funds' portfolio investments, subject to the Board's oversight. The Advisor, as the Funds' valuation designee, has established procedures for its fair valuation of the Funds' portfolio investments, which address, among other things, determining when market quotations are not readily available or reliable and the fair valuation of such portfolio investments, as well as the use and oversight of third-party pricing services for fair valuation.

Each investor in each Fund may add to or reduce his or its investment in that Fund on each day the NYSE is open for trading. The value of each investor’s interest in each Fund will be determined as of the close of regular trading on the NYSE by multiplying the NAV of that Fund by the percentage, effective for that day, that represents that investor’s share of the aggregate interests in the Fund. Any additions or withdrawals to be effected on that day will then be effected. The investor’s percentage of the aggregate beneficial interests in that Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Fund as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Fund effected on such day, and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor’s interest in the Fund after the close of regular trading on the NYSE on the next determination of NAV of that Fund. In addition, the Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s designee receives the order.

TAXATION OF THE FUNDS AND THEIR SHAREHOLDERS

The following is intended to be a general summary of certain federal income tax consequences of investing in one or more Funds. The following summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect. This summary is not intended to be a complete discussion of all such tax consequences and does not address any state, local and foreign taxes, nor does it purport to deal with all types of investors and should not be construed as tax
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advice. Investors are therefore advised to consult with their own tax advisors before making an investment in a Fund.

Fund Taxation

Qualification as a Regulated Investment Company. Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. Qualification as a regulated investment company requires, among other things, that (1) at least 90% of each Fund’s annual gross income be derived each taxable year from interest, dividends, payments with respect to securities loans and gains from the sale or other disposition of stock, securities, or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from interests in qualified publicly traded partnerships; and (2) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers controlled by the Fund that are engaged in the same, similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, in any fiscal year in which a Fund distributes at least 90% of its net investment income (i.e., the Fund’s investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid and the Fund’s net tax-exempt income), such Fund (but not its shareholders) will generally be relieved of paying federal income tax on its net investment income and net capital gain (i.e., the Fund’s net long-term capital gain in excess of the sum of net short-term capital loss and capital loss carryovers available from prior years, if any) that it distributes to shareholders. However, a Fund will be subject to federal income tax on any undistributed net investment income and net capital gain.

In some circumstances, the character and timing of income realized by a Fund for purposes of the gross income requirement described above, or the identification of the issuer for purposes of the asset diversification tests described above, is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect a Fund’s ability to satisfy these requirements. The application of these requirements to certain types of investments is discussed below under “—Tax Treatment of Certain Fund Transactions”. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the one or more of the requirements needed to qualify as a regulated investment company, which may have a negative impact on the Portfolio’s income and performance.

If in any taxable year a Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, will constitute dividends which although generally eligible for the dividends received deduction available to corporate shareholders (provided certain holding period and other requirements are met), will be taxable to shareholders as ordinary income, even though such distributions might otherwise, at least in part, have been treated as long-term capital gain in such shareholders’ hands. Furthermore, in such event, non-corporate shareholders of the Fund generally would be able to treat such distributions as “qualified dividend income” eligible for reduced rates of federal income taxation, provided certain holding period and other requirements are satisfied.

Excise Tax Distribution Requirements. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax payable by the Fund. To prevent imposition of this excise tax, the Fund must distribute, or be deemed to have distributed, to its shareholders, during each calendar year, at least 98% of its ordinary income for that calendar year, at least 98.2% of the excess of its capital gains over its capital losses for the one-year period ending October 31 in such calendar year, and all undistributed ordinary income and capital gains from preceding year(s), if any. The Funds intend to meet these distribution requirements in order to avoid this excise tax liability.

Capital loss carryovers. Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a regulated investment company’s net investment income. Instead, for federal income tax purposes, potentially
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subject to certain limitations, a Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Funds may not carry forward any losses other than net capital losses.

Late Year Losses. A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Undistributed capital gains. A Fund may retain or distribute its net capital gain for each taxable year. The Funds currently intends to distribute net capital gains. If a Fund elects to retain its net capital gain, such Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If a Fund elects to retain its net capital gain, it is expected that such Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by such Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Purchase of shares. As a result of tax requirements, the Fund on behalf of a Fund’s ETF Class shares has the right to reject an order to purchase shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the shares so ordered, own 80% or more of the outstanding ETF Class shares of such Fund and if, pursuant to Sections 351 and 362 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Portfolio turnover. For investors that hold their ETF Class shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable portfolio with a low turnover rate. Any such higher taxes would reduce the Portfolio’s after-tax performance. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Portfolio may cause such investors to be subject to increased U.S. withholding taxes. See “Shareholder Taxation--Non-U.S. Investors” below.

Tax Treatment of Certain Fund Transactions

In general, gain or loss recognized by a Fund on the sale or other disposition of its investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain Fixed-income Investments. If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A Fund may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a
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Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Options, Futures, Forward Contracts, and Hedging Transactions. A Fund’s transactions in certain forward and futures contracts, hedged investments and options will be subject to special provisions of the Code that, among other things, may affect the character of gain or loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. For example, at the end of each year, certain investments held by a Fund must be “marked-to-market” for federal income tax purposes; that is, they are treated as having been sold at their fair market value, which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirement for avoiding income and excise taxes.

Options held by a Fund at the end of each fiscal year on a broad-based stock index are treated under the Code as Section 1256 contracts and will be required to be marked-to-market for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss (“60/40 gain or loss”). Certain other options, futures contracts and options on futures contracts utilized by the Funds are also Section 1256 contracts. These Section 1256 contracts held by the Funds at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are also “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss, together with the gain or loss on actual sales, is treated as a 60/40 gain or loss. In such circumstances, a Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash, to satisfy the distribution requirements to maintain its status as a regulated investment company or to avoid federal income or excise taxes.

A Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.

Investments in Other Regulated Investment Companies. Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies under the Code. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.
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Qualified Publicly Traded Partnerships. A Fund may invest to a limited degree in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a regulated investment company may derive 90% of its gross income. However, no more than 25% of the value of a regulated investment company’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which a Fund invests is taxed as a partnership for federal income tax purposes, the Fund will be taxed on its allocable share of the MLP’s income regardless of whether the Fund receives any distribution from the MLP. Thus, a Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a regulated investment company and to avoid federal income and excise taxes. Distributions of cash (or in certain cases the fair market value of securities) to a Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If a Fund’s basis is reduced to zero, such distributions will constitute capital gain for federal income tax purposes.

Foreign Currency Tax Issues. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Securities. To the extent a Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Because the amount of a Fund’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance. Shareholders may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of stock or securities in foreign corporations, the Fund may be eligible to file an election with the IRS pursuant to which shareholders of the Fund will be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received, (ii) treat such respective pro rata shares as foreign income taxes paid by them, and (iii) deduct such pro rata shares in computing their U.S. federal taxable income, or, alternatively, use them as foreign tax credits against their U.S. federal income tax liability, subject in both cases to applicable limitations. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by a Fund, although such shareholders may be able to claim a credit for foreign taxes paid and in any event will be required to include their share of such taxes in gross income. Tax-exempt shareholders will not ordinarily benefit from this election relating to foreign taxes. Each year, a Fund will notify shareholders of the amount of each shareholder’s pro rata share of foreign income taxes paid by the Fund, if the Fund qualifies to pass along such taxes. If a Fund does not make such an election, the net investment income of the Fund will be reduced by the foreign taxes paid by the Fund and shareholders will not be required to include in their gross income and will not be able to claim a credit or deduction for their pro rata share of foreign taxes paid by the Fund.

PFIC Securities. If a Fund receives an “excess distribution” with respect to the stock of a passive foreign investment company (“PFIC”), the Fund itself may be subject to federal income tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute certain investment-type assets or 75% or more of its gross income is certain investment-type income.

Under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Rather than being taxed on the PFIC income as discussed above, a Fund may be eligible to elect alternative tax treatment. Under an election that currently is available in certain circumstances, a Fund generally would be required to
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include in its gross income its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. In addition, another election may be available that would involve marking to market a Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and treated as ordinary income or loss (subject to certain limitations). If this election were made, federal income tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund’s total return. A Fund’s intention to qualify annually as a regulated investment company may limit its options with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not invest in PFIC shares.

REIT Investments. A Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends received deduction and generally will not constitute qualified dividend income.

Taxable Mortgage Pools. Under a notice issued by the IRS, a portion of a Fund’s income from residual interests in real estate mortgage investment conduits (“REMICs”) or from a REIT (or other pass-through entity) that is attributable to the REIT’s residual interest in a REMIC or an equity interest in a taxable mortgage pool (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or taxable mortgage pool interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any treaty exception or reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. A Fund that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction.

As of June 30, 2026, the net capital loss carryovers for the Funds are provided in the table below.

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	Short-Term Capital Loss Carryovers[1]	Long-Term Capital Loss Carryovers[2]
Mid-Cap Value Fund	$67,080,114	$17,207,625
Global Value Fund	—	—
International Value Fund	—	—
International Small Cap Diversified Fund	—	—
Opportunities Fund	—	—
High Yield Fund[3]	$9,883,906	$385,226,596
1Short-term with no expiration.
2Long-term with no expiration.
3The High Yield Fund inherited a short-term capital loss carryover of $922,717 and a long-term capital loss carryover of $3,566,005 as a result of the reorganization of the Hotchkis & Wiley Capital Income Fund into the High Yield Fund, which are included in the totals. These capital loss carryovers are further subject to an annual limitation of $171,228 pursuant to Internal Revenue Code Section 382.

Shareholder Taxation

Distributions Generally. Except for those shareholders exempt from federal income taxation, dividends and capital gains distributions are taxable to shareholders whether paid in cash or reinvested in additional shares of a Fund. Distributions declared by a Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable to shareholders (other than those not subject to federal income tax) in the year they are declared, rather than the year in which they are received. Each Fund will notify its shareholders annually of the amount and type of dividends and distributions it paid.

Distributions of Net Investment Income. Except as provided below, dividends from net investment income are generally taxable to shareholders as ordinary income for federal income tax purposes. For individual and other noncorporate shareholders, a portion of such dividends may qualify to be treated as “qualified dividend income” subject to reduced rates of federal income taxation, provided that certain holding period and other requirements under the Code are satisfied. Dividends received from REITs generally will not constitute qualified dividend income. In addition, if a Fund participates in a securities lending transaction and receives a payment in lieu of dividends (i.e., substitute payment) with respect to securities on loan, such income generally will not constitute “qualified dividend income” and thus dividends attributable to such income will not be eligible for taxation at the rates applicable to “qualified dividend income” for individual and other noncorporate shareholders and will not be eligible for the dividends- received deduction for corporate shareholders. Further, dividends from foreign corporations are not treated as “qualified dividend income” if the foreign corporation is not incorporated in a possession of the United States or is not eligible for the benefits of a comprehensive income tax treaty with the United States (unless the foreign corporation stock is readily tradable on an established securities market in the United States) or if the foreign corporation is a PFIC for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, or a surrogate foreign corporation that is not treated as a domestic corporation.

Distributions of Capital Gains. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses) will be taxable to non-corporate shareholders at a maximum federal income tax rate of 20% without regard to how long a shareholder has held shares of a Fund. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable as ordinary income.

Returns of Capital. If a Fund makes a distribution in excess of its current and accumulated earnings and profits, the excess will be treated as a return of capital to the extent of the shareholder's basis in the shareholder's shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's basis in the shareholder's shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Qualified REIT Dividends. Qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. A Fund that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments
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with respect to positions in substantially similar or related property. If a Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction.

Dividend-Received Deduction for Corporate Shareholders. Dividends paid by a Fund may also qualify in part for the 50% dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Code are satisfied. Generally, however, dividends received from REITs and on stocks of foreign issuers are not eligible for the dividends-received deduction when distributed to a Fund’s shareholders.

Sale or Exchange of Fund ETF Class Shares. A shareholder’s sale or exchange of ETF Class shares of a Fund will be a taxable transaction if such person is subject to federal income tax. Shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the ETF Class shares sold and the amount received in exchange therefor. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. Such gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss realized on a sale, redemption or exchange of ETF Class shares of a Fund by a shareholder will be disallowed to the extent that shares disposed of are reacquired or other substantially identical stock or securities are acquired within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. In such a case, the basis of the shares reacquired will be adjusted to reflect the disallowed loss. Shares received in connection with the payment of a dividend by a Fund will generally constitute a reacquisition of shares for purposes of this loss disallowance rule. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received with respect to such shares. A shareholder’s ability to utilize capital losses may be limited under the Code.

If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires by January 31 of the calendar year following the calendar year in which the disposition occurred shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares.

Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less, assuming such Creation Units are held as capital asset.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Medicare Tax. A 3.8% Medicare tax is imposed on certain net investment income (including income dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

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Backup Withholding. Each Fund may be required to withhold for U.S. federal income tax purposes, a portion of all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications, or if the Fund or a shareholder has been notified by the IRS that they are required to backup withhold. Any amounts withheld may be credited against such shareholder’s U.S. federal income tax liability.

Other Taxes. Dividends and distributions also may be subject to foreign, state and local taxes. Shareholders are urged to consult their tax advisers regarding the application of federal, foreign, state and local taxes to their particular situation.

Non-U.S. Investors. The foregoing discussion generally relates solely to federal income tax law as applied to U.S. investors. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty). However, the Fund is generally not required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. A Fund may choose not to designate such amounts.

Sections 1471 through 1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, the “Foreign Account Tax Compliance Act” or “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares. Recently issued proposed Treasury Regulations, however, generally eliminate withholding under FATCA on gross proceeds, which include certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if a Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and will be subject to U.S. federal withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. shareholder’s current and past ownership of a Fund.

In addition, if a Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled qualified investment entities.

GENERAL INFORMATION

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Description of Shares

The Agreement and Declaration of Trust permits the Board of Trustees to establish and designate separate portfolios or funds of the Trust holding the assets of the Trust, the beneficial interests in each of which are represented by a separate series of shares. The Board of Trustees is permitted to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the particular Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share, except that the Class A and Class C mutual fund shares are subject to distribution and service fees payable under the Distribution Plan. In the event of the dissolution or liquidation of a Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the applicable class of shares of the Fund owned by such shareholder available for distribution. The Board of Trustees may create additional classes of shares if deemed in the best interest of shareholders. The Board of Trustees has created twelve series of shares, and may create additional series in the future, which have separate assets and liabilities.

The Agreement and Declaration of Trust provides that the Board of Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Agreement and Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Agreement and Declaration of Trust also provides that the Trust shall indemnify any shareholder for any loss arising out of a claim or demand relating to such person being or having been a shareholder.

Ten shareholders holding the lesser of $25,000 worth or one percent of the Trust’s shares may advise the Board in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Board of Trustees will then, if requested by the applicants, mail at the applicants’ expense the applicants’ communication to all other shareholders.

The Trust or any Hotchkis & Wiley Fund may be terminated if approved by the vote of a majority of the Board of Trustees. If not so terminated, the Trust will continue indefinitely. In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

Expenses incurred by or attributable to a specific Fund are allocated entirely to that Fund. Expenses incurred by the Trust which do not relate to a specific Fund or Funds are allocated among the Funds per capita. Alternatively, such expenses may be allocated based upon the Funds’ relative net assets as of a recent date or using another methodology based upon a determination by persons authorized by the Board, including either the President or Treasurer of the Trust, that the alternative allocation methodology is fair and equitable taking into consideration the nature and type of the expense.

Except for any amendment that is required to be approved by shareholders by the 1940 Act or by this registration statement, the Trustees may, without shareholder vote, restate, amend or otherwise supplement the Agreement and Declaration of Trust. Shareholders do not have preemptive or conversion rights. Shares, when issued pursuant to a Prospectus of a Fund, are fully paid and non-assessable.

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Purchase In-Kind

In limited circumstances and subject to the prior consent of a Fund, the Fund may accept payment for shares in securities. Investors may purchase Fund shares for consideration consisting of securities rather than cash when, in the judgment of the Advisor, the securities: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market. Transactions of this type are generally a taxable transaction. Before purchasing shares by tendering payment in-kind, investors are urged and advised to consult with their own tax advisor regarding the tax consequences of such a transaction.

Redemption In-Kind

If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, a Fund may pay the redemption price in part by a distribution in-kind of readily marketable securities from the portfolio of the Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder would incur brokerage costs in subsequently converting the assets into cash. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash. The Funds may also redeem shares in kind under the ReFlow program.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, located at 695 Town Center Drive, Suite 1000, Costa Mesa, California 92626, has been selected as the independent registered public accounting firm of the Funds. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

Custodian

U.S. Bank National Association, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian and securities lending agent of the Fund’s assets (the “Custodian”). The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments.

Transfer Agent

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) (“Transfer Agent”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the transfer agent for the Funds’ ETF class shares pursuant to a transfer agency agreement and as the fund accountant for the Funds’ ETF Class shares pursuant to a separate agreement. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

Compliance Services

ACA Group (“ACA”) provides compliance services to the Trust, including providing a qualified employee to serve as the Trust’s Chief Compliance Officer pursuant to Rule 38a-1 of the 1940 Act, under the terms of a Compliance Services Agreement between the Trust and ACA. The Board, including a majority of the Independent Trustees, has designated Adam Shoffner of ACA as Chief Compliance Officer of the Trust. For the base compliance services outlined in the agreement, the Trust pays ACA a fixed monthly fee. The Trust is also responsible for reasonable travel and out-of-pocket expenses incurred by ACA, as well as incremental fees for services in addition to base compliance services.

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Legal Counsel for the Trust and the Independent Trustees

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, is counsel for the Trust and the Independent Trustees.

Reports to Shareholders

The fiscal year of each Fund ends on June 30 of each year. Each Fund sends to its shareholders at least semi-annually reports showing the Fund’s portfolio and other information. An annual report containing financial statements audited by the independent registered public accounting firm is included on Form N-CSR. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions. Only one copy of these reports is sent to the same household, unless a shareholder instructs otherwise.

Shareholder Inquiries

Shareholder inquiries may be addressed to a Fund at the address or telephone number set forth on the cover page of this SAI.

Additional Information

The Prospectus and this SAI do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Trust has filed with the Commission under the Securities Act and the 1940 Act, to which reference is hereby made.

The Advisor has granted the Trust the right to use the “Hotchkis & Wiley” name and has reserved the right to withdraw its consent to the use of such name by the Trust at any time or to grant the use of such name to any other company.

MULTI-CLASS ETF FUND STRUCTURE

The Advisor and the Trust, on behalf of the Funds, have received an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) that permits each Fund to offer mutual fund share classes and an exchange-traded share class that operates as an ETF (a “Multi-Class ETF Fund”). Under this structure, the ETF Class shares are listed and traded on a national securities exchange and are generally bought and sold at market-determined prices, whereas the mutual fund share classes are purchased and redeemed at a Multi-Class ETF Fund’s net asset value next determined after receipt of the order.

Due to the structural and operational differences of mutual funds and ETFs, shareholders of the mutual fund classes and ETF Class shares of a Multi-Class ETF Fund will have differing shareholder rights with respect to exchange privileges, how shares are purchased and redeemed, the timing of dividend declarations and payments, and the timing and ability to automatically reinvest dividends. In general, ETF Class shareholders will receive dividend payments later than mutual fund shareholders. In addition, the timing and ability of ETF Class shareholders to reinvest dividends automatically depends on the terms of their intermediaries’ automatic dividend reinvestment plan, if any. For additional information regarding these differences, see “Distributions and Taxes— Dividends and Distributions” and “Distributions and Taxes—Taxes on Purchase and Redemption of Creation Units” in this Prospectus and “Taxation of the Funds and Their Shareholders--Shareholder Taxation -- Taxes on Purchase and Redemption of Creation Units in the SAI. In addition, because all of the classes of a Multi-Class ETF Fund are based on the same portfolio, transactions through one class could generate portfolio transaction costs and tax consequences for shareholders in other classes. For example, shareholders of the ETF Class of a Multi-Class ETF Fund (i.e., as opposed to shareholders of a standalone ETF) have the potential to experience greater portfolio transaction costs and taxable capital gains distributions as a result of purchases and redemptions by shareholders of the mutual fund classes of the Funds, as well as costs due to cash drag associated with the Fund holding the cash necessary to satisfy redemptions of the mutual fund classes, which could negatively impact the ETF Class shares’ performance. At the same time, shareholders of all classes of a Multi-Class ETF Fund might benefit from cost savings and economies of scale to the extent that the multiple classes draw additional assets to the Multi-Class ETF Fund.

A Multi-Class ETF Fund also is required to comply with certain requirements of Rule 6c-11 under the Investment Company Act of 1940, as amended (the “1940 Act”), in order to permit operation of the ETF Class shares, which are
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requirements that do not normally apply to a mutual fund. For example, a Multi-Class ETF Fund is required to provide daily transparency of the Fund’s holdings, which has the potential to make the Fund more susceptible to front running than a traditional mutual fund that provides more limited public disclosure of portfolio holdings. Also, unlike a traditional mutual fund, a Multi-Class ETF Fund may not have the same flexibility to close the Fund to new purchases.

The use of this structure is subject to terms and conditions set forth in the SEC exemptive order that are designed to ensure that the Advisor and the Board focus on these potential issues on an initial and ongoing basis. The conditions include that the Board, and a majority of the independent directors, approve (initially, and at least annually thereafter) the operation of a Multi-Class ETF Fund pursuant to a multiple-class plan, finding that the plan is in the best interests of each mutual fund class and the ETF Class individually, and in the best interests of the Multi-Class ETF Fund as a whole. The Advisor is required to prepare written reports to assist the Board’s findings that contain information regarding, among other items, the potential and/or observed benefits and costs to each class individually and the Fund as a whole due to the structure, the appropriateness of the Fund’s investment strategy for the structure, and the potential and/or observed material conflicts of interest between the classes and/or material negative consequences resulting from the structure.

Principal Holders and Control Persons

All Trustees and officers as a group owned approximately the following percentages of the outstanding shares of the Funds as of July 31, 2026.

Global Value Fund	15.3%
International Value Fund	21.2%
International Small Cap Diversified Value Fund	8.3%
Opportunities Fund	1.1%
The Trustees and officers as a group owned less than 1% of the outstanding shares of the following Funds as of July 31, 2026: Mid-Cap Value Fund and High Yield Fund.
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is any person who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders who have the power to vote a large percentage of shares (at least 25% of the voting shares of a Fund) of a particular Fund can control the Fund and determine the outcome of a shareholder meeting.

To the knowledge of the Trust, the following entities owned 5% or more of the outstanding shares of a class of a Fund as of July 31, 2026:
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Mid-Cap Value Fund	Class I	Class A	Class Z	ETF Class

Charles Schwab & Co., Inc.* 211 Main Street San Francisco, CA 94105-1901	7.63%	7.15%	N/A	N/A

Edward D. Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	N/A	N/A	52.90%	N/A

LPL Financial 4707 Executive Dr. San Diego, CA 92121-3091	6.66%	N/A	N/A	N/A

Merrill Lynch Pierce Fenner & Smith* 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	9.57%	13.73%	16.83%	N/A

Morgan Stanley Smith Barney LLC* 1 New York Plaza, Floor 12 New York, NY 10004-1965	N/A	9.01%	N/A	N/A

National Financial Services LLC *,*** 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	24.58%	40.34%	N/A	N/A

Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0002	6.65%	N/A	N/A	N/A

State Street Bank Trustee and/or Custodian FBO ADP Access Products* 1 Lincoln Street Boston, MA 02111-2901	N/A	N/A	23.88%	N/A

Vanguard Fiduciary Trust Company* 400 Devon Park Drive L23 Wayne, PA 19087-1816	10.66%	N/A	N/A	N/A

Wells Fargo Clearing Services LLC* 2801 Market Street Saint Louis, MO 63103-2523	12.54%	10.93%	N/A	N/A

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Global Value Fund	Class I	Class A	ETF Class

National Financial Services LLC* 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	N/A	83.82%	N/A
Charles Schwab & Co. Inc. Reinvestment Account Attn: Mutual Funds Dept 211 Main St San Francisco CA 94105-1901	57.34%	7.76%	N/A

Davis Family Trust George Davis & Kelly Davis, Trustee** c/o Hotchkis & Wiley Capital Management, LLC 601 South Figueroa Street, 39th Floor Los Angeles, CA 90017-5704	12.98%	N/A	N/A

State Street Bank Trustee and/or Custodian FBO ADP Access Products* 1 Lincoln Street Boston, MA 02111-2901	20.39%	N/A	N/A

Vanguard Brokerage Services P.O. Box 1170 Valley Forge, PA 19482-1170	N/A	7.76%	N/A

International Value Fund	Class I	ETF Class

Cede & Co. 55 Water Street New York, NY 10041-0004	N/A	100.00%

The D Green Living Trust David E. Green, Trustee** c/o Hotchkis & Wiley Capital Management, LLC 601 South Figueroa Street, 39th Floor Los Angeles, CA 90017-5704	9.33%	N/A

Davis Family Trust George Davis & Kelly Davis, Trustee** c/o Hotchkis & Wiley Capital Management, LLC 601 South Figueroa Street, 39th Floor Los Angeles, CA 90017-5704	20.94%	N/A

Hotchkis & Wiley Capital Management, LLC**,*** 601 South Figueroa Street, 39th Floor Los Angeles, CA 90017-5704	38.32%	N/A

Scott McBride** c/o Hotchkis & Wiley Capital Management, LLC 601 South Figueroa Street, 39th Floor Los Angeles, CA 90017-5704	12.44%	N/A

State Street Bank Trustee and/or Custodian FBO ADP Access Products* 1 Lincoln Street Boston, MA 02111-2901	8.06%	N/A

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International Small Cap Diversified Value Fund	Class I	ETF Class

Davis Family Trust George Davis & Kelly Davis, Trustee** c/o Hotchkis & Wiley Capital Management, LLC 601 South Figueroa Street, 39th Floor Los Angeles, CA 90017-5704	6.81%	N/A

Hotchkis & Wiley Capital Management, LLC**, *** 601 South Figueroa Street, 39th Floor Los Angeles, CA 90017-5704	80.44%	N/A

Judd E Peters** c/o Hotchkis & Wiley Capital Management, LLC 601 South Figueroa Street, 39th Floor Los Angeles, CA 90017-5704	5.45%	N/A

Opportunities Fund	Class I	Class A	Class C	Class Z	ETF Class

Charles Schwab & Co., Inc.* 211 Main Street San Francisco, CA 94105-1901	16.38%	17.46%	N/A	N/A	N/A

Cede & Co. 55 Water Street New York, NY 10041-0004	N/A	N/A	N/A	N/A	100.00%

The D Green Living Trust David E. Green, Trustee** c/o Hotchkis & Wiley Capital Management, LLC 601 South Figueroa Street, 39th Floor Los Angeles, CA 90017-5704	N/A	N/A	N/A	51.73%	N/A

LPL Financial* 4707 Executive Drive San Diego, CA 92121-3091	N/A	N/A	26.52%	N/A	N/A

Merrill Lynch Pierce Fenner & Smith*, *** 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	40.27%	21.20%	15.22%	6.00%	N/A

National Financial Services LLC* 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	10.08%	13.98%	5.03%	N/A	N/A

Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0002	10.11%	N/A	N/A	N/A	N/A

State Street Bank Trustee and/or Custodian FBO ADP Access Products* 1 Lincoln Street Boston, MA 02111-2901	N/A	N/A	N/A	36.96%	N/A

Wells Fargo Clearing Services LLC* 2801 Market Street Saint Louis, MO 63103-2523	8.53%	12.08%	18.30%	N/A	N/A

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High Yield Fund	Class I	Class A	Class Z	ETF Class

Charles Schwab & Co., Inc.*,*** Special Custody A/C Fbo Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	49.10%	17.57%	6.01%	N/A

Empower Trust Fbo Hotchkis & Wiley High Yield I 8525 E Orchard Rd Greenwood Vlg, CO 80111-5002	10.21%	N/A	N/A	N/A

LPL Financial* 4707 Executive Drive San Diego, CA 92121-3091	N/A	5.16%	N/A	N/A

Maril & Co. FBO R9 c/o Reliance Trust Company* 4900 West Brown Deer Road Milwaukee, WI 53223-2422	N/A	N/A	9.90%	N/A

National Financial Services LLC* For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept 4th Fl 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	24.26%	31.41%	N/A	N/A

Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0002	N/A	31.07%	N/A	N/A

SEI Private Trust Company*,*** 1 Freedom Valley Drive Oaks, PA 19456-9989	N/A	N/A	67.51%	N/A

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FINANCIAL STATEMENTS

As of the date of this SAI, financial highlights are not available for the Funds’ ETF Class shares. The financial statements and financial highlights of the Funds for the Funds’ fiscal year ended June 30, 2026, along with the Report of the Trust’s Independent Registered Public Accounting Firm, are included in the Trust’s Form N-CSR filing, and are incorporated by reference into this Statement of Additional Information. You may request a copy of the financial statements at no charge by calling 1-866-HW-FUNDS (1-866-493-8637). Financial statements certified by the independent registered public accounting firm will be filed on Form N-CSR annually.

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APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES
HOTCHKIS & WILEY CAPITAL MANAGEMENT
OUR MANDATE
Our primary responsibility is to act as a fiduciary for our clients when voting proxies. We evaluate and vote each proposed proxy in a manner that maximizes long-term shareholder value.

There are instances such as unique client guidelines, regulatory requirements, share blocking, securities lending, or other technical limitations where we are unable to vote a particular proxy. In those instances where we do not have voting responsibility, we will generally forward our recommendation to such person our client designates.

OUR PROCESS
Analyst Role
To the extent we are asked to vote a client’s proxy, our investment analysts are given the final authority on how to vote a particular proposal as these analysts’ understanding of the company makes them the best person to apply our policy to a particular company’s proxy ballot.

Voting Resources
To assist our analysts in their voting, we provide them with a report that compares the company’s board of directors’ recommendation against H&W’s proxy policy guideline recommendation and with third-party proxy research (Institutional Shareholder Services “ISS” benchmarks) and third-party ESG analysis (Morgan Stanley Capital International “MSCI”).

Engagement
As part of our normal due diligence and monitoring of investments, we engage management, board members, or their representatives on material business issues including environmental, social, and governance (“ESG”) matters. Each proxy to be voted is an opportunity to give company management and board members formal feedback on these important matters.

If our policy recommendation is contrary to management’s recommendation, our analyst is expected, but not required, to engage management. If the ballot issue is a materially important issue (i.e., the issue impacts the intrinsic value of the company), the analyst is required to engage with the company. Based on the engagement and the analyst’s investment judgment, the analyst will submit a vote instruction to the Managing Director of Portfolio Services via email.

Collaboration
We are not “activists” and we do not form ”groups” as defined by the SEC. However, we do engage with other institutional shareholders on important ESG proxy matters.

Exceptions To Policy
Any deviation from the H&W policy recommendation requires a written statement from the analyst that summarizes their decision to deviate from policy. Typical rationales include the issue raised is not material, the proposal is moot (e.g., the company already complies with proposal), the company has a credible plan to improve, policy does not fit unique circumstances of company, analyst’s assessment of the issue is in-line with intent of policy, or the proposal usurps management's role in managing the company.

Exceptions to policy are reviewed annually by the ESG Investment Oversight Group.

Administration
The Managing Director of Portfolio Services coordinates the solicitation of analysts’ votes, the collection of exception rationales, and the implementation of those votes by our third-party proxy advisor, ISS.

CONFLICTS OF INTEREST
All conflicts of interest are adjudicated based on what is deemed to be in the best interest of our clients and their beneficiaries. Our Proxy Oversight Committee (“POC”) is responsible for reviewing proxies voted by the firm to determine that the vote was consistent with established guidelines in situations where potential conflicts of interests may exist when
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voting proxies. In general, when a conflict at the firm level presents itself, we will follow the recommendation of our third-party proxy advisor, ISS.

OVERSIGHT AND ROLES
ESG Investment Oversight Group
The ESG Investment Oversight Group is responsible for overseeing all ESG investment related issues. This mandate includes oversight of proxy voting policies and procedures as they relate to investment activity including the monitoring of proxy engagements, review of proxy voting exceptions and rationales, assessment of proxy voting issues, determination of ESG proxy goals, and education of investment staff on proxy matters. The group is staffed by members of the investment team and reports to the firm’s Chief Executive Officer.

Proxy Oversight Committee
The Proxy Oversight Committee is responsible for overseeing proxy administration and conflicts of interest issues. The committee is comprised of the Chief Operating Officer, Chief Compliance Officer, the chair of the ESG Investment Oversight Group, and Managing Director of Portfolio Services. This group oversees H&W’s proxy voting policies and procedures by providing an administrative framework to facilitate and monitor the exercise of such proxy voting and to fulfill the obligations of reporting and recordkeeping under the federal securities laws. This committee manages our third-party proxy advisory relationship.

Investment Analyst
The investment analyst is responsible for analyzing and voting all proxies. The investment analyst has the final authority on individual proxy votes. The ESG Investment Oversight Group has final authority on creating and amending the proxy policy.

VOTING GUIDELINES
This section summarizes our stance on important issues that are commonly found on proxy ballots, though each vote is unique and there will be occasional exceptions to these guidelines. The purpose of our proxy guidelines is to ensure decision making is consistent with our responsibilities as a fiduciary.

These guidelines are divided into seven categories based on issues that frequently appear on proxy ballots.

•Boards and Directors
•Environmental and Social Matters
•Auditors and Related Matters
•Shareholder Rights
•Capital and Restructuring
•Executive and Board Compensation
•Routine and Miscellaneous Matters

Boards and Directors
Board Independence
We believe an independent board is crucial to protecting and serving the interests of public shareholders. We will generally withhold from or vote against any insiders when such insider sits on the audit, compensation, or nominating committees; or if independent directors comprise less than 50% of the board. Insiders are non- independent directors who may have inherent conflicts of interest that could prevent them from acting in the best interest of shareholders. Examples of non-independent directors include current and former company executives, persons with personal or professional relationships with the company and or its executives, and shareholders with large ownership positions.

Board Composition
We believe directors should attend meetings, be focused on the company, be responsive to shareholders, and be accountable for their decisions.

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We will generally withhold from or vote against directors who attend less than 75% of meetings held during their tenure without just cause, sit on more than 5 public company boards (for CEOs only 2 outside boards), support measures that limit shareholder rights, or fail to act on shareholder proposals that passed with a majority of votes.

Board Diversity & DEI Matters
For shareholder proposals concerning DEI issues, we generally follow management’s recommendations unless our analyst identifies a significant deficiency in this area.

Board Size
We do not see a standard number of directors that is ideal for all companies. In general, we do not want to see board sizes changed without shareholder approval as changing board size can be abused in the context of a takeover battle.

Board Tenure
In general, we will evaluate on a case-by-case basis whether the board is adequately refreshed with new talent and the proposed changes are not designed to reduce board independence.

Classified Boards
We oppose classified boards because, among other things, it can make change in control more difficult to achieve and limit shareholder rights by reducing board accountability.

Cumulative Voting
Generally, we oppose cumulative voting because we believe that economic interests and voting interests should be aligned in most circumstances.

Independent Board Chair
Generally, we favor a separate independent chair that is not filled by an insider. If the CEO is also the board chair, we require 2/3 of the board to be independent, a strong independent director (i.e., has formal input on board agendas and can call/preside over meetings of independent directors), and the CEO cannot serve on the nominating or compensation committees.

Proxy Contests
Proxy contests are unusual events that require a case-by-case assessment of the unique facts and circumstances of each contested proxy campaign. Our policy is to defer to the judgement of our analysts on what best serves our clients’ interests. Our analysts will evaluate the validity of the dissident’s concerns, the likelihood that the dissident plan will improve shareholder value, the qualifications of the dissident’s candidates, and management’s historical record of creating or destroying shareholder value.

Risk Oversight
Generally, companies should have established processes for managing material threats to their businesses, including ESG risks. We encourage transparency and vote to improve transparency to help facilitate appropriate risk oversight.

Environmental and Social Matters
We believe the oversight of all material risks, including environmental and social risks, that may affect future earnings, cash flow, and liabilities is an important responsibility of the board of directors and essential to a well-managed company. We evaluate shareholder proposals related to environmental and social matters on a case-by-case basis to assess the issue’s materiality and potential impact on the business’s economic value.

Auditors and Related Matters
Generally, we will support the board’s recommendation of auditors provided that the auditors are independent, non-audit fees are less than the sum of all audit and tax related fees, and there are no indications of fraud or misleading audit opinions.

Shareholder Rights
We do not support proposals that limit shareholder rights. When a company chronically underperforms minimal expectations due to poor execution, poor strategic decisions, or poor capital allocation, there may arise the need for shareholders to effect change at the board level. Proposals that have the effect of entrenching boards or managements,
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thwarting the will of the majority of shareholders, or advantaging one class of shareholders at the expense of other shareholders will not be supported.

Amendment to Charter/Articles/Bylaws
We do not support proposals that give the board exclusive authority to amend the bylaws. We believe amendments to charter/articles/bylaws should be approved by a vote of the majority of shareholders.

One Share, One Vote
Generally, we do not support proposals to create dual class voting structures that give one set of shareholders super voting rights that are disproportionate from their economic interest in the company. Generally, we will support proposals to eliminate dual class structures.

Poison Pills
In general, we do not support anti-takeover measures such as poison pills. Such actions can lead to outcomes that are not in shareholders’ bests interests and impede maximum shareholder returns. It can also lead to management entrenchment. We may support poison pills intended to protect NOL assets.

Proxy Access
Generally, we support proposals that enable shareholders with an ownership level of 3% for a period of three years or more, or an ownership level of 10% and a holding period of one year or more.

Right to Act by Written Consent
We believe that shareholders should have the right to solicit votes by written consent in certain circumstances. These circumstances generally include but are not limited to situations where more than a narrow group of shareholders support the cause to avoid unnecessary resource waste, the proposal does not exclude minority shareholders to the benefit of a large/majority shareholder, and shareholders receive more than 50% support to set up action by written consent.

Special Meetings
Generally, we support proposals that enable shareholders to call a special meeting provided shareholders own at least 15% of the outstanding shares.

Virtual Meetings
We believe shareholders should have the opportunity to participate in the annual and special meetings, as current communications technology such as video conferencing is broadly available to facilitate such interactions. This improves shareholders’ ability to hear directly from management and the board of the directors, and to provide feedback as needed.

Capital and Restructuring
Events such as takeover offers, buyouts, mergers, asset purchases and sales, corporate restructuring, recapitalizations, dilutive equity issuance, or other major corporate events are considered by our analysts on a case-by-case basis. Our policy is to vote for transactions that maximize the long-term risk adjusted return to shareholders considering management’s historical record of creating shareholder value, the likelihood of success, and the risk of not supporting the proposal.

Dual Class Shares
We do not support dual class shares unless the economic and voting interests are equal.

Issuance of Common Stock
In general, we will consider the issuance of additional shares in light of the stated purpose, the magnitude of the increase, the company’s historical shareholder value creation, and historical use of shares. We are less likely to support issuance when discounts or re-pricing of options has been an issue in the past.

Executive and Board Compensation
We expect the board of directors to design, implement, and monitor pay practices that promote pay-for-performance, alignment of interest with long-term shareholder value creation, retention and attraction of key employees. In general, we will evaluate executive compensation in light of historical value creation, peer group pay practices, and our view on management’s stewardship of the company.
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We expect the board of directors to maintain an independent and effective compensation committee that has members with the appropriate skills, knowledge, experience, and ability to access third-party advice.

We expect the board of directors to provide shareholders with clear and understandable compensation disclosures that enable shareholders to evaluate the effectiveness and fairness of executive pay packages.

And finally, we expect the board of directors’ own compensation to be reasonable and not set at a level that undermines their independence from management.

Golden Parachutes
Golden parachutes can serve as encouragement to management to consider transactions that benefit shareholders; however, substantial payouts may present a conflict of interest where management is incentivized to support a suboptimal deal. We view cash severance greater than 3x base salary and bonus to be excessive unless approved by a majority of shareholders in a say-on-pay advisory vote.

Incentive Options and Repricing
We generally support long-term incentive programs tied to pay-for-performance. In general, we believe 50% or more of top executive pay should be tied to long-term performance goals and that those goals should be tied to shareholder value creation metrics. We do not support plans that reset when management fails to attain goals or require more than 10% of outstanding shares to be issued. In general, we do not support the exchange or repricing of options.

Say-on-Pay
We believe annual say-on-pay votes are an effective mechanism to provide feedback to the board on executive pay and performance. We support non-binding proposals that are worded in a manner such that the actual implementation of the plan is not restricted. In general, we will vote against plans where there is a serious misalignment of CEO pay and performance or the company maintains problematic pay practices. In general, we will withhold votes from members of the compensation committee if there is no say-on-pay on the ballot, the board fails to respond to a previous say-on-pay proposal that received less than 70% support, the company has implemented problematic pay practices such as repricing options or its pay plans are egregious.

Routine and Miscellaneous Matters
We generally support routine board proposals such as updating bylaws (provided they are of a housekeeping nature), change of the corporate name or change of the time or location of the annual meeting.

Adjournment of Meeting
We do not support proposals that give management the authority to adjourn a special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements
We do not support proposals to reduce quorum requirements for shareholder meetings without support from a majority of the shares outstanding without compelling justification.

Other Business
We do not support proposals on matters where we have not been provided sufficient opportunity to review the matters at hand.

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APPENDIX B — DESCRIPTION OF RATINGS

Short-Term Credit Ratings

An S&P Global Ratings (“S&P”) issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The following summarizes the rating categories used by S&P for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.

Moody’s Investors Service, Inc. (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

A Fitch Ratings (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The Morningstar DBRS short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S&P for long-term issue credit ratings:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations issuer by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
“BB” – Securities considered to be speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – “CCC” ratings indicate that substantial credit risk is present.

“CC” – “CC” ratings indicate very high levels of credit risk.

“C” – “C” ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The Morningstar DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Credit ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:

“AAA” - Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC” - Long-term debt rated “CCC” is of very highly speculative credit quality. In danger of defaulting on financial obligations.

“CC” and “C” - Long-term debt rated in any of these categories is distressed. The “CC” rating level is generally applied to financial obligations that are seen as highly likely to default or that are subordinated to financial obligations rated in the “CCC” to “B” range. The “C” rating level characterizes financial obligations for which default has not technically taken place but is considered unavoidable.

“D” and “SD” - A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy a financial obligation after the exhaustion of grace periods, or in cases of a “distressed exchange”, a downgrade to “D” (Default) may occur. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are affected, for example in a “distressed exchange”.

Municipal Note Ratings

An S&P U.S. municipal note rating reflects S&P opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P's analysis will review the following considerations:

•Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – "D" is assigned to a municipal note upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the Municipal Investment Grade (“MIG”) scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

For variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the Variable Municipal Investment Grade (“VMIG”) scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

For VRDOs, Moody’s typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

Industrial development bonds in the U.S. where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

About Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch publishes credit ratings that are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Fitch credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. Fitch credit ratings are assigned to corporations, sovereign entities, and financial institutions, such as banks, leasing companies and insurers, and public finance entities (local and regional governments).

Morningstar DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by Morningstar DBRS, which information is not audited or verified by Morningstar DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

HW Opportunities MP Fund
Ticker: HOMPX

Prospectus
AUGUST 28, 2026

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary:
HW OPPORTUNITIES MP FUND
Investment Objective. The HW Opportunities MP Fund (the “Fund”) seeks capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, sell and hold shares of the Fund. Shareholders should be aware that, as shown under “Management fees” in the table below, the Fund pays no fees under its investment advisory and expense reimbursement agreements with the Fund’s adviser. However, Fund shares are only offered to participants in separately managed account programs who pay fees to program sponsors for the costs and expenses of the programs, including fees for investment advice, custody and portfolio execution. When a program participant, alone or with his or her program sponsor, elects to allocate assets to an investment strategy managed or advised by the Fund’s adviser, the adviser typically receives a fee from the program sponsor for providing such management or advisory services to the managed account, including with respect to assets that may be invested in the Fund. In certain cases, a program participant will pay a fee for investment advice directly to the adviser in its capacity as manager to the participant’s managed account.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees(a)	0.00%
Distribution and service (Rule 12b-1) fees	None
Shareholder servicing fee	0.00%
Other expenses	0.21%
Acquired Fund Fees and Expenses	0.01%
Total annual fund operating expenses	0.22%
Expense reimbursement	-0.21%
Total annual fund operating expenses after expense reimbursement(b)	0.01%

(a) Hotchkis & Wiley Capital Management, LLC (the “Advisor”) does not charge a management fee for advisory services to the Fund. Shareholders should be aware, however, that the Fund is an integral part of separately managed account programs, and the Advisor and its affiliates will be compensated directly or indirectly by separately managed account program sponsors or program participants for managed account advisory services.
(b) The Advisor has contractually agreed to reimburse 100% of the Fund’s operating expenses (other than any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) through August 31, 2027 (the “Expense Cap”). The Advisor may not recoup amounts it previously reimbursed pursuant to the Expense Cap. This arrangement cannot be terminated prior to August 31, 2027 without the consent of the Trust’s Board of Trustees.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap for the first year only). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
HW Opportunities MP Fund	$1	$49	$103	$259

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.

1

Principal Investment Strategy. The Fund normally invests in equity securities, such as common stocks, preferred stock and convertible securities of any size market capitalization. The Fund may invest in investment grade and high yield (“junk bonds”) fixed income securities from time to time. The Advisor selects companies that it believes have strong capital appreciation potential. The Fund also intends to invest a significant portion of its assets in companies in the financial sector. The Fund may invest in foreign (non-U.S.) securities. The Fund’s investments in foreign securities may be direct investments or in the form of American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund may enter into currency contracts (such as spot, forward and futures) to hedge foreign currency exposure. The Fund may also use futures, options, swaps and other derivatives (a financial contract with a value that depends on, or is derived from, the value of an underlying asset, reference rate or index) as a substitute for taking a position in the underlying asset, as part of a strategy designed to reduce exposure to other risks and/or to manage cash. The Fund is classified as a “non-diversified fund” under the Investment Company Act of 1940, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.

The Fund seeks to invest in companies that the Advisor believes have future prospects that are misunderstood or not fully recognized by the market. The Advisor employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior. The Advisor believes that investors often extrapolate a company’s value from current conditions – a behavior the Advisor believes disregards basic economic principles and creates short-term mispricings. The Advisor attempts to exploit these opportunities through proprietary research focused on valuation relative to long-run normal earnings. To identify these investment opportunities, the Advisor employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research, focusing on investment parameters such as a company’s tangible assets and sustainable cash flow.

The Advisor does not employ predetermined rules for sales; rather, the Advisor evaluates each sell candidate based on the candidate’s specific risk and return characteristics, which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) portfolio diversification. For relative valuation, the Advisor compares the price of the security against its proprietary estimate of normal earnings (e.g., price to earnings (P/E) and enterprise value to earnings before interest and taxes (EV/EBIT)) and the company’s fundamental risk ratings score against other securities in the portfolio and other securities in the market, with the goal of improving the risk-adjusted return of the overall portfolio. As an example of fundamental operating trends, if business metrics such as sales growth, market share, profitability, return on capital, or other financial metrics change in a meaningful way such that the original investment thesis is no longer valid, the Advisor may sell the position. If a company’s fundamentals are deteriorating to a level that it may not be able to meet its financial obligations to creditors, the Advisor may sell the security even if the valuation is attractive. The reason for this consideration is that when a company experiences this level of distress, the risk of permanent loss of capital to equity holders is very high. Deterioration of fundamentals includes sharp declines in profits, cash flow, liquidity and access to external or third-party capital. Additionally, the Advisor may sell a position to reduce the Fund’s concentration to particular factors such as industry, sector, interest rates, cyclicality, and leverage, and to increase portfolio diversification. The Advisor also may engage in active and frequent trading of the Fund’s securities in order to achieve its investment objective.

Principal Investment Risks. As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of investing in the Fund are described in this section.

Market Risk. Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries represented in the securities markets. These factors include general domestic or foreign economic, political or financial market conditions, rates of economic growth and employment, trade and monetary policy, interest rates, inflation, and currency rates. Natural disasters, public health emergencies (including pandemics and epidemics), global conflict and war, military conflict, climate change, terrorism and other unforeseeable events that adversely affect individual companies, industries, sectors, and/or segments of the market, may lead to instability in world economies and markets and may have negative long-term effects. Any of such factors could have a materially negative impact on the value of the Fund’s shares or the liquidity of an investment and may result in increased market volatility. Financial markets also may be adversely affected by concerns regarding government debt levels, fiscal deficits, sovereign borrowing needs, and the sustainability of fiscal policies, which may contribute to increased interest rates, market volatility, reduced liquidity, or changes in investor sentiment.
2

Style Risk. The Advisor follows an investing style that favors value investments. Value investing style may over time go in and out of favor in certain market cycles. At times when the value investing style is out of favor the Fund’s performance may be negatively impacted. Investors should be prepared to tolerate volatility in Fund returns.

Equity Securities Risk. Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally or particular industries represented by those markets, including poor management on the part of the stock's issuer, shrinking product demand and other business risks, such as rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence).

Capitalization Risk. Large cap companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies. Investment in small and mid-cap companies may involve more risk than investing in larger, more established companies. Small and mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or mid-cap company may lose substantial value. In addition, small and mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Fixed Income Securities Risk. Fixed income securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Fixed income securities are also subject to interest rate risk, income risk, and call risk.

Active Management Risk. The Fund is subject to active management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark. The Advisor may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant performance deviation relative to its benchmark. The Advisor does not seek to replicate the performance of any index.

Materials Sector Risk. As of the date of this Prospectus, the Fund currently invests a significant portion of its assets in companies in the materials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The materials sector can be significantly affected by, among other things, the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

Non-Diversification Risk. The Fund is non-diversified under federal securities laws, meaning the Fund can invest a greater portion of its assets in the securities of any one issuer than can a diversified fund. Investing in a non-diversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a non-diversified fund. The Fund’s share values could fluctuate more than those of funds holding more securities in their portfolios.

Financials Sector Risk. As of the date of this Prospectus, the Fund intends to invest a significant portion of its assets in companies in the financials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions. Changing interest rates could reduce the profitability of certain types of companies in the financials sector. Financial companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Significant events may have a negative impact on economies and financial markets worldwide, resulting in higher debt defaults, loan write-offs, and government intervention, and potentially the failure of some financial institutions, each of which would reduce investment performance of financials sector companies held by the Fund.
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Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk. The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and may suffer from increased foreign government action, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to the investment risks associated with that region or country, although the Advisor does not intend to focus on a specific geographic region or country. Foreign securities can be less liquid and more difficult to value than other securities.

Adverse political, economic or social developments, as well as U.S. and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargos, could undermine the value of the Fund’s investments, prevent the Fund from realizing the full value of its investments or prevent the Fund from selling securities it holds.

Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income gain received on these securities.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of increases in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

Income Risk. The Fund is subject to income risk, which is the risk that the Fund’s income will decline during periods of falling interest rates. If the income is reduced, distributions by the Fund to shareholders may be less.

Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Convertible Securities Risk. Convertible securities are generally preferred stocks and other securities, including fixed income securities, which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. A convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security’s underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. In the event of a liquidation of the underlying company, holders of convertible securities may be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Currency Risk. If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Foreign Currency Exchange Contracts Risk. A foreign currency exchange contract involves the Fund’s purchase or sale of a specific currency on a spot basis or at a future date at a price set at the time of the contract. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and
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transaction costs. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, exchange rates and the underlying hedged assets. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

ADR and GDR Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Liquidity Risk. To the extent that a security is difficult to sell (whether because of a lack of an active market or because of unusual market conditions), the Fund may either be forced to accept a lower price for it or may have to continue to hold the security. Either outcome could adversely affect Fund performance. In addition, the Fund may be unable to meet redemption requests in extreme conditions and may be unable to achieve its desired level of exposure to a certain asset class or sector. To the extent that the Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have increased exposure to liquidity risk.

Call Risk. Call risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than its maturity (a call). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

High Yield Risk. The Fund’s investments in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may subject the Fund to greater levels of credit, call and liquidity risk than funds that do not invest in such securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities of similar maturity. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Credit Ratings and Unrated Securities Risks. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund may purchase unrated securities (which are not rated by a rating agency and may be less liquid) if its portfolio managers determine that the security is of comparable quality to a rated security that the Fund may purchase. To the extent that the Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio managers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Derivatives Risk. A derivative is a financial contract with a value that depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund’s use of derivative instruments (such as futures, options and swaps securities) involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. In addition, the Fund’s use of derivatives may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the creditworthiness of the Fund’s clearing broker, or the clearinghouse itself, rather than to a counterparty in an OTC derivative transaction.

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Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Portfolio Turnover Rate Risk. Higher portfolio turnover rates involve correspondingly higher transaction costs, which are borne directly by the Fund. In addition, the Fund may realize significant short-term and long-term capital gains if portfolio turnover rate is high, which will result in taxable distributions to investors that may be greater than those made by other funds with lower portfolio turnover rates.

Please see “Investment Objective, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus or “Description of the Fund, Its Investments and Risks” in the Fund’s Statement of Additional Information for a more detailed description of the risks of investing in the Fund.

Performance
The Fund commenced operations following the completion of the reorganization of the HW Opportunities MP Fund (the “Predecessor Fund”), a series of Series Portfolios Trust, into the Fund, which occurred after close of business on December 15, 2023. As of December 18, 2023, the performance and accounting history of the Predecessor Fund were assumed by the Fund. The following bar chart and table provide some indication of the risks of investing in the Fund by illustrating the variability of the Predecessor Fund’s and the Fund’s returns. The bar chart shows changes in the Predecessor Fund’s and the Fund’s performance from year to year. The table below the bar chart shows how the Predecessor Fund’s and the Fund’s average annual total returns for the periods shown compare with those of a broad measure of market performance and an additional index that reflects the market sectors in which the Fund invests. The performance information does not reflect the fees and expenses paid by participants in separately managed account, wrap fee, or other investment programs to the program sponsor. If such charges were included, an investor’s return would be lower; you should evaluate the performance of the Fund in the context of your investment program. The Predecessor Fund’s and the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information is available on the Fund’s website at https://hwcm.onlineprospectus.net/HWCM/HOMPX or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).
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Calendar Year Returns as of December 31

The calendar year-to-date return for the Fund as of June 30, 2026 was 14.36%. During the period shown in the bar chart, the best performance for a quarter was 19.92% (for the quarter ended March 31, 2021), and the lowest return for a calendar quarter was -17.67% (quarter ended June 30, 2022).

Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	Since Inception (December 30, 2020)
Return Before Taxes	11.43%	13.77%	13.73%
Return After Taxes on Distributions	10.10%	12.10%	12.06%
Return After Taxes on Distributions and Sale of Fund Shares	7.03%	10.44%	10.41%
Russell 3000® Total Return Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	13.31%
Russell 3000® Value Benchmark Total Return Index (reflects no deduction for fees, expenses or taxes)	15.71%	11.18%	11.46%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are tax-exempt or who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides a tax deduction that benefits the investor.

Management

Advisor. Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.
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Investment team member	Primary title with Advisor	Started with the Fund (Predecessor Fund)
George H. Davis, Jr.	Executive Chairman and Portfolio Manager	2023/(2020)
David Green, CFA	Portfolio Manager	2023/(2020)

Purchase and Sale of Fund Shares. Shares of the Fund may be purchased only by or on behalf of separately managed account clients where the Fund’s Advisor has an agreement with the managed account program sponsor (typically, a registered investment adviser or broker/dealer) (the “Program Sponsor”) or directly with the client, to provide management or advisory services to the managed account.

There are no maximum or minimum investment requirements in the Fund (although your Program Sponsor may have certain investment requirements).

Redemption orders are made based on instructions from the client or Program Sponsor to the broker/dealer who executes trades for the account. Shares of the Fund can be redeemed through the broker/dealer on any day the New York Stock Exchange is open.

Tax Information. The Fund’s distributions are generally taxable and will be taxed as ordinary income or capital gains, unless you are tax-exempt or you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If the client or Program Sponsor purchases the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Strategies and Risks

Investment Objective, Principal Investment Strategies and Related Risks

Investment Objective
The Fund’s investment objective is capital appreciation. The investment objective is not fundamental and may be changed by the Trust’s Board of Trustees (the “Board of Trustees” or “Board”) without shareholder approval upon 60 days’ prior written notice to shareholders. There is no assurance that the Fund will meet its investment objective.

Principal Investment Strategy
The Fund normally invests in equity securities, such as common stocks, preferred stock and convertible securities, of any size market capitalization. The Fund may invest in investment grade and high yield (“junk bonds”) fixed income securities from time to time. The Advisor selects companies that it believes have strong capital appreciation potential. In implementing the principal investment strategy, the Fund intends to invest a significant portion of its assets in companies in the financial sector. The Fund may invest in foreign (non-U.S.) securities. The Fund’s investments in foreign securities may be direct investments or in the form of ADRs and GDRs. The Fund may enter into currency contracts (such as spot, forward and futures) to hedge foreign currency exposure. The Fund is classified as a “non-diversified fund” under the Investment Company Act of 1940 (the “1940 Act”), which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers when compared to a diversified fund.

Equity securities, such as common stock and preferred stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer and typically have greater price volatility than fixed income securities. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. The Advisor generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares.

The Fund seeks to invest in companies that the Advisor believes has future prospects that are misunderstood or not fully recognized by the market. The Advisor employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior. The Advisor believes that investors often extrapolate a company’s value from current conditions – a behavior the Advisor believes disregards basic economic principles and creates short-term mispricings. The Advisor attempts to exploit these opportunities through proprietary research focused on valuation relative to long-run normal earnings. To identify these investment opportunities, the Advisor employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research, focusing on investment parameters such as a company’s tangible assets and sustainable cash flow. The Fund may also use futures, options, swaps and other derivatives (a financial contract with a value that depends on, or is derived from, the value of an underlying asset, reference rate or index) as a substitute for taking a position in the underlying asset, as part of a strategy designed to reduce exposure to other risks and/or to manage cash.

The Advisor does not employ predetermined rules for sales; rather, the Advisor evaluates each sell candidate based on the candidate’s specific risk and return characteristics, which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) portfolio diversification. For relative valuation, the Advisor compares the price of the security against its proprietary estimate of normal earnings (e.g., price to earnings (P/E) and enterprise value to earnings before interest and taxes (EV/EBIT)) and the company’s fundamental risk ratings score against other securities in the portfolio and other securities in the market, with the goal of improving the risk adjusted return of the overall portfolio. As an example of fundamental operating trends, if business metrics such as sales growth, market share, profitability, return on capital, or other financial metrics change in a meaningful way such that the original investment thesis is no longer valid, the Advisor may sell the position. If a company’s fundamentals are deteriorating to a level that it may not be able to meet its financial obligations to creditors, the Advisor may sell the security even if the valuation is attractive. The reason for this consideration is that when a company experiences this level of distress, the risk of permanent loss of capital to equity holders is very high. Deterioration of fundamentals includes sharp declines in profits, cash flow, liquidity and access to external or third-party capital. Additionally, the Advisor may sell a position to reduce the Fund’s concentration to particular factors such as industry, sector, interest rates, cyclicality, and leverage, and to increase portfolio diversification. The Advisor also may engage in active and frequent trading of the Fund’s securities in order to achieve its investment objective.
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Additional Information About the Fund’s Strategies and Risks

Value Investing.
The Advisor follows a value style that emphasizes owning select securities that, in the opinion of the Advisor, offer exceptional value independent of whether those securities are represented in the Fund’s benchmark. The Advisor believes that value investment strategies provide greater risk-adjusted returns than growth investment strategies. Additionally, the Advisor believes that over the long term, investors are better served owning low-expectation stocks that trade at discounts to the value of their future cash flows than high-expectation stocks that trade at premiums. The Advisor identifies these investment opportunities by employing a disciplined, bottom-up research process that emphasizes internally generated fundamental research whose consistent application seeks to maximize long-term performance.

Concentration Policy
The Fund does not have a policy of concentrating its investments in any industry. For purposes of this policy, concentration generally means investing more than 25% of total assets in a particular industry.

ESG Factors
As part of the Advisor’s investment process, the investment team evaluates material factors, including general and industry-specific Environmental, Social, and Governance (“ESG”) factors that the Advisor believes to be the most financially material to each company’s short-, medium-, and long-term enterprise value. The Advisor believes this evaluation contributes to its overall analysis of a company’s value creation for shareholders and future financial performance. The Advisor may not evaluate every investment for ESG factors and, when it does, not every ESG factor may be identified or evaluated.

Money Market Investments
To meet redemptions and when waiting to invest cash receipts, the Fund may invest in short-term, investment grade bonds, money market mutual funds and other money market instruments. To the extent that the Fund invests in a money market mutual fund, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market mutual fund’s advisory fees and operational expenses.

Temporary Defensive Investments
The Fund temporarily can invest up to 100% of its assets in short-term, investment grade bonds, money market mutual funds and other money market instruments in response to adverse market, economic or political conditions. The Fund may not achieve its objective using this type of investing.

Percentage Investment Limitations
Unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

What are the main risks of investing in the Fund?
As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of investing in the Fund, which could adversely affect its net asset value (“NAV”), yield and total return, are described in this section. The Fund may be subject to additional risks other than those described below because the types of investments made by the Fund can change over time. The Advisor cannot guarantee that the Fund will achieve its investment objective or that the Fund’s performance will be positive for any period of time.

Principal Risks of Investing in the Fund
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. In addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund. This section provides additional information regarding the principal risks described in the Fund Summary above. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each of the factors below could have a negative impact on the Fund’s performance.

Active Management Risk
The Fund is subject to active management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark. To the extent that the Advisor invests the Fund’s
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Additional Information About the Fund’s Strategies and Risks

assets in securities that are not in the Fund’s benchmark index, there is a greater risk that the Fund’s performance will deviate from that of the benchmark. The Advisor may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant performance deviation relative to the Fund’s benchmark index. The Advisor does not seek to replicate the performance of any index. The Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the portfolio managers in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. Consequently, the Fund is subject to the risks that the methods and analysis employed by the Advisor may not produce the desired results and result in losses to the Fund.

American Depositary Receipts and Global Depositary Receipts Risk
ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through sponsored or unsponsored facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar denominated. The Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currencies, increases.

Call Risk
Call risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than its maturity (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Capitalization Risk
The Fund may invest in companies of any size market capitalization. Large cap companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies. Investments in small and mid-cap companies may involve more risk than investing in larger, more established companies. Small and mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or mid-cap company may lose substantial value.

The general risks associated with fixed income securities and equity securities are particularly pronounced for securities issued by companies with small or mid-sized market capitalizations. In addition, small and mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans, and may have less access to capital markets during times of market distress.

Convertible Securities Risk
Convertible securities are generally preferred stocks and other securities, including fixed income securities, which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. A convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of
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Additional Information About the Fund’s Strategies and Risks

the security’s underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. In the event of a liquidation of the underlying company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Credit Ratings and Unrated Securities Risks
Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Statement of Additional Information (“SAI”) describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. Rating restrictions are reviewed at time of purchase. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase or the Fund’s minimum rating requirements. The Advisor does not rely solely on credit ratings and may develop its own analysis of issuer credit quality. The Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio managers determine that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio managers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Credit Risk
The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Currency Risk
If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Cybersecurity Risk
Investment companies, including the Fund, must rely in part on digital and network technologies (collectively, “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyber-attacks, system failures, cybersecurity incidents, and the use of rapidly evolving artificial intelligence technologies. As a result, the Fund or its service providers, or the issuers of securities in which the Fund invests, may experience disruptions in business operations that may potentially result in financial losses, the inability of the Fund or Fund shareholders to transact business, the inability of the Fund to calculate NAV, violations of applicable privacy and other laws (including unauthorized access to sensitive information about the Fund or its investors), regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result.

Derivatives Risk
A derivative is a financial contract with a value that depends on, or is derived from, the value of an underlying asset, reference rate or index. The various types of derivative instruments that the Fund may use are described in detail under “Description of the Fund, its Investments and Risks” in the SAI. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The Fund’s use of
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Additional Information About the Fund’s Strategies and Risks

derivative instruments (such as futures, options, and swaps) involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. In addition, the Fund’s use of derivatives may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the creditworthiness of the Fund’s clearing broker, or the clearinghouse itself, rather than to a counterparty in an OTC derivative transaction. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective.

Futures. A futures contract provides for the future sale by one party and purchase by another party of an asset at a specified price on a specified date. Upon entering into futures contracts, the Fund bears the risk of unexpected price movements in the underlying asset and the risk of imperfect correlation in movements in the price of the futures contract and the underlying asset. There can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Fund of margin deposits in the event of the bankruptcy of a broker with whom the Fund has an open position in a financial futures contract.

Options. The Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Fund may purchase call options on securities and security indexes. The purchase and writing of options involves certain risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

Swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard OTC swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. The Fund bears the risk that the Advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is subject to increasing regulations, in both U.S. and non-U.S. markets. It is possible that developments in the swaps market, including additional government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Equity Securities Risk
Equity securities, both common and preferred stocks as well as convertible stocks and warrants, have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally or particular industries represented by those markets, including poor management on the part of the stock's issuer, shrinking product demand and other business risks, such as rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence).
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Additional Information About the Fund’s Strategies and Risks

Financials Sector Risk
As of the date of this Prospectus, the Fund intends to invest a significant portion of its assets in companies in the financials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions. Changing interest rates could reduce the profitability of certain types of companies in the financials sector. Financial companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Significant events may have a negative impact on economies and financial markets worldwide, resulting in higher debt defaults, loan write-offs, and government intervention, and potentially the failure of some financial institutions, each of which would reduce investment performance of financials sector companies held by the Fund.

Fixed Income Securities Risk
Fixed income securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Fixed income securities are also subject to interest rate risk, income risk, and call risk.

Foreign Currency Exchange Contracts Risk
A foreign currency exchange contract involves the Fund’s purchase or sale of a specific currency on a spot basis or at a future date at a price set at the time of the contract. Forward foreign currency exchange contracts reduce the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, exchange rates and the underlying hedged assets. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Foreign (Non-U.S.) Investment Risk
The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and investments in securities of foreign issuers may be subject to foreign withholding and other taxes. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to the investment risks associated with that region or country. Additionally, adverse conditions in a certain region may adversely affect securities of other countries with economies that appear to be unrelated. Adverse political, economic or social developments, as well as U.S. and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the Fund’s investments, prevent the Fund from realizing the full value of its investments or prevent the Fund from selling securities it holds. Foreign securities can be less liquid and more difficult to value than other securities.

To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

High Yield Risk
The Fund’s investments in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities" or "junk bonds”) may subject the Fund to greater levels of credit, call and liquidity risk than funds that do not invest in such securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. These securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated
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Additional Information About the Fund’s Strategies and Risks

securities of similar maturity. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require the Fund to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in the Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. In addition, the high yield securities in which the Fund invests may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for these securities and/or may result in the Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to the Fund. Because of the risks involved in investing in high yield securities, an investment in the Fund that invests in such securities should be considered speculative.

Income Risk
Income risk is the risk that the Fund’s income will decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds. The Fund’s income declines when interest rates fall because, as the Fund’s higher-yielding debt securities mature or are prepaid, the Fund must re-invest the proceeds in debt securities that have lower, prevailing interest rates. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

Industrials Sector Risk
The Fund may invest in companies in the industrials sector. The industrials sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, and government regulation. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies. Transportation securities, a component of the industrials sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Interest Rate Risk
Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

Measures such as average duration may not accurately reflect the true interest rate sensitivity of the Fund. This is especially the case if the Fund consists of securities with widely varying durations. Therefore, if the Fund has an average duration that
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Additional Information About the Fund’s Strategies and Risks

suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

Convexity is an additional measure used to understand a security’s or Fund’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if the Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rate.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Large Shareholder Risk
To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Liquidity Risk
To the extent that a security is difficult to sell (whether because of a lack of an active market or because of unusual market conditions), the Fund may either be forced to accept a lower price for it or may have to continue to hold the security. Either outcome could adversely affect Fund performance. An illiquid security is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days without the sale or disposition significantly changing the market value of the investment. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities and/or the Fund may sell at a time or price that is not advantageous in order to meet redemption requests. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have increased exposure to liquidity risk. Fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to ﬁxed income securities with shorter durations until maturity.

Liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for the Fund to sell investments within the allowable time period to meet redemptions or may be unable to meet redemption requests in extreme conditions. Meeting such redemption requests could require the Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate ﬁxed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Restricted securities are privately-placed securities whose resale is restricted under the U.S. securities laws. The Fund may invest in restricted securities, including Rule 144A Securities and Regulation S Securities which may be freely traded among certain qualified institutional investors, such as the Fund, but whose resale in the U.S. is permitted only in limited circumstances. While restricted securities offer attractive investment opportunities otherwise not available on an open market, because such securities are available to few buyers, they are often both difficult to sell and to value.

Market Risk
Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries represented in the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, financial crises, recessions, or other events could have a significant impact on the Fund and its investments. The value of a security may decline due to general economic, political or financial market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, including changes in the general outlook for corporate earnings, rates of economic growth and employment, monetary policy, interest rates, inflation, and currency rates, or due to adverse investor
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Additional Information About the Fund’s Strategies and Risks

sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, the Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments.

Policy changes by the U.S. Government and/or Federal Reserve, such as changes in interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.

Unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The foregoing could also impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance, and overall prevent the Fund from implementing its investment strategies and achieving its investment objective.

Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the values of investments traded in these markets, including investments held by the Fund. Markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies, such as artificial intelligence, to engage in cyber-attacks or to take over the Web sites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.

Materials Sector Risk
As of the date of this Prospectus, the Fund currently invests a significant portion of its assets in companies in the materials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The materials sector can be significantly affected by, among other things, the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

Non-Diversification Risk
The Fund is non-diversified under federal securities laws, meaning the Fund can invest a greater portion of its assets in the securities of any one issuer than can a diversified fund. Investing in a non-diversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a non-diversified fund. The Fund’s share values could fluctuate more than those of funds holding more securities in their portfolios.

Portfolio Turnover Rate Risk
Higher portfolio turnover rates involve correspondingly higher transaction costs, which are borne directly by the Fund. In addition, the Fund may realize significant short-term and long-term capital gains if portfolio turnover rate is high, which will result in taxable distributions to investors that may be greater than those made by other funds with lower portfolio turnover rates.

Style Risk
The Advisor follows an investing style that favors value investments. Value investing style may over time go in and out of favor in certain market cycles. At times when the value investing style is out of favor the Fund’s performance may be negatively impacted. Investors should be prepared to tolerate volatility in Fund returns.

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Additional Information About the Fund’s Strategies and Risks

Non-Principal Investment Risks
In addition to the principal investment risks described above, the Fund may also invest or engage in, or be subject to risks associated with, the following:

Operational Risk
The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. In addition, the development and use of artificial intelligence technologies are expanding rapidly and may be employed by service providers that support the operations of the Fund as well as by issuers of securities held by the Fund. The Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources, including with respect to calculation of NAVs. Errors or systems failures and other technological issues may adversely impact the Fund’s calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. The Fund may be unable to recover any losses associated with such failures. The Fund may also face service provider risks from cloud-service disruptions, cyber incidents and business continuity disruptions.

The Fund seeks to reduce these operational risks through controls and procedures believed to be reasonably designed to address these risks. However, these controls and procedures cannot address every possible risk and may not fully mitigate the risks that they are intended to address.

Other Investments

This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Fund. As with other actively managed mutual funds, investors in the Fund rely on the professional investment judgment and skill of the Advisor and the individual portfolio managers. Please see “Investment Strategies and Related Risks” in the SAI for additional information about the securities and investment techniques that may be used by the Fund and its related risks.

Investing in the Fund does not constitute a complete investment program. You should consider the Fund as just one part of your investment program. You should contact your investment professional for further information regarding these increased risks and exposures.

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Additional Information About the Fund’s Strategies and Risks

Additional Information

Each year the Fund will send investors an annual report (along with an updated Summary Prospectus) and a semi-annual report, which contain important information about the Fund. To reduce expenses, the Fund will send one annual report, one semi-annual report and one Summary Prospectus per household, unless you instruct the Fund or your financial intermediary otherwise.

If you would like further information about the Fund, including how it invests, please see the SAI, which is available on the Fund’s website https://hwcm.onlineprospectus.net/HWCM/HOMPX.

The Fund’s complete unaudited portfolio holdings as of each month-end generally are available by the last business day of the following month on the Fund’s website. This information will, at a minimum, remain on the Fund’s website until the Fund files a list of its holdings in regulatory filings with the Securities and Exchange Commission for the relevant periods. A complete description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings can be found in the SAI.
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Shareholder Services

About the Fund
Shares of the Fund are purchased at net asset value without a sales charge or other fee.

The Fund may not be available for sale in certain states. Prospective investors should inquire as to whether the Fund is available for sale in their state of residence. Shares of the Fund have not been registered for sale outside of the United States.

In compliance with the USA PATRIOT Act of 2001 (Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act), please note that the transfer agent will verify certain information on your application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the transfer agent if you need additional assistance with your application.

If the Fund does not have a reasonable basis for determining your identity, the account will be rejected or you will not be allowed to perform transactions on the account until the necessary information to confirm your identity is received. The Fund reserves the right to close the account within five (5) business days if such information is not received.

How to Buy and Sell Shares

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where the Advisor has an agreement with the Program Sponsor (e.g., a registered investment adviser or broker/dealer), or directly with the client, to provide management or advisory services to the managed account. The Fund does not issue share certificates.

There are no maximum or minimum investment requirements in the Fund (although your Program Sponsor may have certain investment requirements). Purchase orders are made based on instructions from the client or Program Sponsor to the broker/dealer who executes trades for your account. To make a purchase, the broker/dealer must submit a purchase order to the Fund’s transfer agent, either directly or through an appropriate clearing agency.

Redemption orders are placed on your behalf by your Program Sponsor, or by the client, with the broker/dealer that executes trades for your managed account. Shares of the Fund can be redeemed through the broker/dealer on any day the New York Stock Exchange (the “NYSE”) is open. Shares of the Fund may be held only by investors participating in an eligible managed account program and cannot be transferred.

The Fund reserves the right to redeem shares of any investor if the investor ceases to be a participant in an eligible managed account program. The liquidation of Fund shares will have tax consequences for the investor. Each investor, by participating in a managed account program that purchases Fund shares, agrees to the redemption of such Fund shares upon termination of its participation in such program. Subject to applicable law, the Fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

During periods of substantial economic or market change, you may find telephone redemptions difficult to implement and may encounter higher than usual call waits. Telephone trades must be received by or prior to market close. Please allow sufficient time to place your telephone transaction prior to market close. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

For more information about buying and selling shares, please contact the Advisor or your Program Sponsor.

Redemption In-Kind
The Fund reserves the right to pay redeeming shareholders with large accounts securities instead of cash in certain circumstances. The Trust, on behalf of its series, including the Fund, has elected under Rule 18f-1 under the 1940 Act to pay all redemptions of Fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the Fund’s net assets measured as of the beginning of such 90-day period. The Fund will typically distribute a pro rata portion
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Shareholder Services

of all securities or other financial assets when redeeming in-kind, subject to certain exclusions in accordance with procedures approved by the Board of Trustees. If your shares are redeemed in-kind, then you will incur transaction costs when you subsequently sell the securities distributed to you. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Liquidating Small Accounts
Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account if the value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts. A redemption of your shares in the Fund will generally be treated as a sale for federal income tax purposes, and depending on the investor and type of account, may be subject to tax.

Unclaimed Property
Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. If the Fund is unable to locate a shareholder, it will determine whether the shareholder’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Fund to complete a Texas Designation of Representative form.

Right to Suspend Sales and Reject Purchase Orders
The Fund reserves the right to suspend the offering of shares at any time, and to reject a purchase order.

Because the Fund is designed to be a component of separately managed accounts that also invest, at the direction of or based on the advice of the investment advisor, in individual securities and other investments, Fund shares may be purchased or redeemed on a frequent basis for rebalancing purposes or in order to invest new monies (including through dividend reinvestment) or to accommodate reductions in account size. The Fund is managed in a manner that is consistent with its role in separately managed accounts. Because purchase and redemption orders are initiated by or based on the advice of the Program Sponsor, managed account clients are not in a position to effect purchase and redemption orders and are, therefore, unable to directly trade in Fund shares.

How Shares are Priced

When a client or Program Sponsor buys or sells Fund shares, the transaction price paid or received is the Fund’s per share NAV that is next determined after receipt of the order. In the case of a purchase order, this is the “offering price.” The NAV of the Fund is the market value in U.S. dollars of the Fund’s net assets (i.e., assets less liabilities) divided by the number of Fund shares outstanding. Expenses, if any, are accrued daily. Expenses incurred by or attributable to a specific Fund are allocated entirely to that Fund. Common expenses incurred by the Trust are allocated among all of the Hotchkis and Wiley Funds based upon relative net assets or evenly among the Funds, depending on the nature of the expenditure. Fund shares are also redeemed at their NAV. The Fund calculates its NAV each day the NYSE is open as of the close of regular trading on the NYSE based on prices at the time of closing. Because some foreign markets are open on days when the Fund does not price its shares, the value of the Fund’s holdings (and correspondingly, the Fund’s NAV) could change at a time when a client or Program Sponsor is not able to buy or sell Fund shares.

Regular trading on the NYSE generally closes at 4:00 p.m. Eastern time. The NAV used in determining the transaction price is the next one calculated after the purchase or redemption order is received. On holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

The Fund’s assets are valued primarily on the basis of market quotations as provided by independent pricing agents. Fixed income securities, including those to be purchased under firm commitment agreements, are normally priced on the basis of the evaluated mean provided by independent pricing agents, which take into account appropriate factors such as institutionalized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. The Fund has adopted fair valuation procedures for use in appropriate circumstances. If no price, or in the Advisor’s determination no price representing market value, is provided by an independent pricing agent for a security held by the Fund,
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Shareholder Services

then the security will be fair valued. In using fair value pricing, the Advisor attempts to establish the price that the Fund might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time.

A third-party vendor’s proprietary fair value pricing model is used to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s NAV may differ from quoted or official closing prices. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon its sale. It is possible that market timers may attempt to buy or sell Fund shares to profit from price movements in foreign markets that are not yet reflected in the Fund’s NAV. Such trades may have the effect of reducing the value of existing shareholders’ investments. The Fund’s use of fair value pricing is designed to more accurately reflect the current market value of a portfolio security and to minimize the possibilities for time-zone arbitrage.

The Board has designated the Advisor as the Fund’s “valuation designee” to perform all fair valuations of the Fund’s portfolio investments. The Advisor, as the Fund’s valuation designee, has established procedures for its fair valuation of the Fund’s portfolio investments, which address, among other things, determining when market quotations are not readily available or reliable and the fair valuation of such portfolio investments, as well as the use and oversight of third-party pricing services for fair valuation.

All shareholder transaction orders received in good order by U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), or an authorized financial intermediary by the close of the NYSE, generally 4:00 p.m. Eastern Time, will be processed at the applicable price on that day. Transaction orders received after the close of the NYSE will receive the applicable price on the next business day. The Fund’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The Fund does not determine the NAV of its shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV).

Dividends, Distributions and Their Taxation

The Fund will distribute any realized net capital gains and any net investment income at least annually. The Fund may make additional dividend payments or capital gain distributions in order to comply with federal tax requirements and as the Fund otherwise deems appropriate. Although it cannot be predicted with any certainty, the Fund anticipates that the majority of its distributions, if any, will consist of capital gains. You will be informed annually of the amount and nature of the Fund’s net investment income, capital gain, and return of capital (discussed below) distributions paid during the prior year. All distributions will be paid in cash into your managed account. Dividends and/or distributions may also be reinvested automatically in shares of the Fund at NAV. You may be subject to federal income tax on distributions from the Fund, whether you receive them in cash or additional Fund shares. The federal income tax treatment of dividends and distributions is the same whether they are paid in cash or reinvested in additional Fund shares. Contact your financial intermediary or the Fund’s transfer agent if you would like to elect another method of receiving dividends and/or distributions.

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the then current NAV of the Fund and to reinvest all subsequent distributions.

Distributions from the Fund’s net investment income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Distributions of the Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long you may have held shares of the Fund. Distributions from the Fund may also be subject to foreign, state and local income taxes.

Distributions declared by the Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders and paid by the Fund on December 31 of the year in which the distribution was declared. If you purchase shares of the Fund just before a
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Shareholder Services

dividend or distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.”

If you redeem Fund shares or exchange them for shares of another Hotchkis and Wiley Fund, you generally will be treated as having sold your shares and may recognize a taxable gain or loss for federal income tax purposes, depending on whether the redemption proceeds are more or less than your basis in the redeemed shares. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and if not held for such period, as short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. Long-term capital gains are taxable to individuals and other non-corporate taxpayers at a maximum federal income tax rate of 20%. Your ability to utilize capital losses may be limited.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of shares of the Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. The Fund may be eligible to elect to “pass through” to you foreign income taxes that it pays if more than 50% of the value of its total assets at the close of its taxable year consists of stock or securities of foreign corporations. If the Fund is eligible for and makes this election, you will be required to include your share of those taxes in gross income as a distribution from the Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. Tax exempt holders of Fund shares, such as qualified retirement plans, will not generally benefit from such a deduction or credit.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund’s ordinary income dividends (which may include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. By law, the Fund must withhold 24% of your dividends and redemption proceeds if the taxpayer identification number or social security number you have provided is incorrect, you fail to make certain required certifications and/or if the Fund receives notification from the Internal Revenue Service requiring backup withholding.

This section summarizes some of the consequences under current federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences to you of an investment in the Fund under all applicable tax laws, including federal, state, foreign and local tax laws.

The Management Team

Management of the Fund

The Advisor
Hotchkis & Wiley Capital Management, LLC, 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5704, is the Fund’s investment advisor pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor (the “Advisory Agreement”). The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens-H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor’s predecessor entity was organized as an investment adviser in 1980. As of June 30, 2026, the Advisor had approximately $38.7 billion in investment company and other portfolio assets under management.

Pursuant to the Advisory Agreement, the investments and business operations of the Fund are managed by the Advisor subject to oversight by the Board of Trustees. The Advisor is also responsible for selecting brokers and dealers to execute the Fund’s portfolio transactions. In addition to managing the Fund, the Advisor also serves as the investment adviser to the other series of the Trust, which offer their shares in a separate prospectus and SAI.

The Advisor has contractually agreed to reimburse the Fund for its operating expenses (other than any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) in order to limit the Fund’s total
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annual fund operating expenses to 0.00% of the Fund’s average annual net assets through August 31, 2027 (the “Expense Cap”). The Advisor may not recoup amounts it previously reimbursed pursuant to the Expense Cap. This arrangement cannot be terminated prior to August 31, 2027 without the consent of the Board of Trustees.

A discussion regarding the basis on which the Board of Trustees approved the continuation of the investment advisory agreement for the Fund is available in the Fund’s Form N-CSR for the year ended June 30, 2026.

Portfolio Managers
The Advisor also manages institutional separate accounts and is the sub-advisor to other mutual funds. The investment process employed is the same for similar accounts, including the Fund, and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of the Advisor’s investment strategies. Portfolio managers for each strategy ensure that the best thinking of the investment team is reflected in the “target portfolios.” Investment ideas for the Fund are generated by the Advisor’s investment team. The Advisor has identified the portfolio managers with the most significant responsibility for the Fund’s portfolio. The list does not include all members of the investment team.

The investment process is team driven where each portfolio manager participates in the investment research review and decision-making process for the Fund.

Investment Team Member	Primary Role	Title and Recent Biography

George H. Davis, Jr.	Jointly and primarily responsible for day-to-day management of the Fund. He participates in the investment research review and decision-making process and represents the Fund to current and prospective shareholders.
Executive Chairman (since 2021) and Portfolio Manager (since 2001) of Advisor; Chief Executive Officer of Advisor (2001-2021); joined Advisor’s predecessor in 1988 as an equity analyst and became portfolio manager in 1989.

David Green, CFA	Jointly and primarily responsible for day-to-day management of the Fund. He participates in the investment research review and decision-making process and represents the Fund to current and prospective shareholders.	Principal and Portfolio Manager of Advisor (since 2001); joined Advisor’s predecessor in 1997 as portfolio manager.

Please see the SAI for more information about management of the Fund, including additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

Additional Information
The Trust enters into contractual arrangements with various parties, including among others, the Fund’s investment adviser, principal underwriter, custodian and transfer agent, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust, the Trustees or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

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Financial Highlights

The financial highlights table below is intended to help you understand the Predecessor Fund’s and the Fund’s financial performance for the period of the Predecessor Fund’s and the Fund’s operations. The financial highlights tables show the Predecessor Fund’s and the Fund’s financial performance for the fiscal periods ended June 30, 2022, 2023, 2024, 2025 and 2026. This information for the years ended June 30, 2024, 2025 and 2026 has been audited by Deloitte & Touche LLP. For the periods ended June 30, 2022, and 2023, the information was audited by another independent registered public accounting firm. The Predecessor Fund’s and the Fund’s independent registered public accounting firm whose report, along with the Funds’ and the Predecessor Fund’s financial statements, are available on the Funds’ website and are included in the Form N-CSR filed with the SEC, which is available upon request. Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in the Predecessor Fund and the Fund (assuming reinvestment of all dividends and distributions).

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Financial Highlights

HW Opportunities MP Fund Financial Highlights
		Investment operations:			Less distributions from:					Supplemental data and ratios:
For the year ended	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments(b)	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of year	Total return(c)	Net assets, end of year (in thousands)	Ratio of expenses to average net assets before expense reimbursement (d)	Ratio of expenses to average net assets after expense reimbursement(d)	Ratio of overdraft fees to average net assets (d)	Ratio of net investment income (loss) to average net assets(d)	Portfolio turnover rate
6/30/2026	$14.76	0.33	2.82	3.15	(0.37)	(0.18)	(0.55)	$17.36	21.91%	$81,471	0.21%	0.00%(e)	0.00%(e)	2.06%	75%
6/30/2025	$15.43	0.35	0.32	0.67	(0.27)	(1.07)	(1.34)	$14.76	4.26%	$69,365	0.27%	0.00%(e)	0.00%(e)	2.34%	107%
6/30/2024	$13.75	0.31	2.38	2.69	(0.28)	(0.73)	(1.01)	$15.43	20.57%	$64,347	0.36%	0.00%	0.00%	2.11%	93%
6/30/2023	$10.95	0.28	2.75	3.03	(0.13)	(0.10)	(0.23)	$13.75	27.92%	$46,061	0.74%	0.00%	0.00%	2.21%	140%
6/30/2022	$12.90	0.20	(1.96)	(1.76)	(0.09)	(0.10)	(0.19)	$10.95	-13.88%	$29,443	1.36%	0.00%	0.00%	1.59%	96%

(a)Net investment income (loss) per share has been calculated based on average shares outstanding during the years.
(b)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c)The Fund’s investment advisor contractually agreed to reimburse 100% of the Fund’s operating expenses (See Note 2). Without such reimbursement, the Fund’s performance would have been lower.
(d)Ratios do not include the expenses of the underlying investment companies in which the Fund invests.
(e)Amount represents less than 0.005%.
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Privacy Policy
The Hotchkis and Wiley Funds and Hotchkis & Wiley Capital Management, LLC value our relationship with our clients as our most important asset. We are committed to safeguarding our clients’ confidential non-public personal information. Our privacy policy outlines the steps we take to protect our clients’ personal information.

Information We May Collect
H&W collects non-public information about you from the following sources in the normal course of business to serve you better:

•Information we receive about you on applications, questionnaires or other forms;
•Information you give us orally or in written or electronic correspondence;
•Information about your transactions with us, financial intermediaries or others;
•Information received from your custodian, consultant, attorneys or others;
•Information provided by you through our website; and
•Information collected about you automatically from our website through the use of a variety of technologies (including the use of “cookies”) to collect analytics on web traffic and user activity.

Information We May Disclose
H&W does not sell your personal information to anyone, nor do we disclose your personal information to unaffiliated third parties without the client’s authorization, except to your authorized representatives (including consultants, attorneys or accountants). We may also disclose your personal information to financial intermediaries (such as broker-dealers or custodians), but only as permitted by law and only as necessary for us to provide agreed services and products to you. H&W may also disclose your personal information to other service providers with which we have business arrangements to help administer our business. These service providers are bound by law or by contract to use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purposes. In limited circumstances, we may disclose your personal information as required by law or in response to inquiries from governmental or self-regulatory authorities.

Confidentiality and Security
Our employees are advised about the importance of safeguarding our clients’ confidential non-public personal information. H&W limits access to your personal information, as much as practicable, to those employees who need to know that information to provide products and services to you. We also maintain physical, electronic and procedural safeguards to guard your non-public personal information.

Information About Former Clients
H&W also applies this policy to former clients.

Rights Applicable to California Residents
Residents of California should review the privacy notice for the California Consumer Privacy Act of 2018 (CCPA). You can obtain a copy of our CCPA notice by contacting us at 1-800-362-8889 (toll free) or at DataPrivacy@hwcm.com.

Updates to Our Privacy Policy
From time to time, H&W may update or revise our privacy policy. In the event of any material changes to the privacy policy, H&W will promptly inform its clients of that change in accordance with applicable law.

Contact Information
If you have any questions about our Privacy Policy, please contact us at DataPrivacy@hwcm.com.
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HW Opportunities MP Fund
INFORMATION ABOUT THE FUND

Advisor Hotchkis & Wiley Capital Management, LLC 601 South Figueroa Street, 39th Floor Los Angeles, California 90017-5704 (213) 430-1000	Distributor Quasar Distributors, LLC 190 Middle Street, Suite 301 Portland, Maine 04101
Administrator, Fund Accountant and Transfer Agent U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202-5207 1-866-HW-FUNDS (1-866-493-8637)	Custodian U.S. Bank N.A. 1555 North RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212 1-866-HW-FUNDS (1-866-493-8637)
Independent Registered Public Accounting Firm Deloitte & Touche LLP 695 Town Center Drive, Suite 1000 Costa Mesa, California 92626	Counsel Vedder Price P.C. 222 North LaSalle Street, Suite 2600 Chicago, Illinois 60601

Please read this Prospectus before you invest in the Fund. Keep the Prospectus for future reference. You can get additional information about the Fund in:

–Statement of Additional Information – tells you more about the Fund’s features and policies, including additional risk information (incorporated by reference into, meaning it is legally a part of this Prospectus)

–Annual Report and Semi-Annual Reports (collectively, the “Shareholder Reports”) and Form N-CSR – provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s prior fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

To get this information and other information regarding the Fund free of charge or for shareholder questions, contact the Fund’s transfer agent at the number listed above.

The current SAI and the Shareholder Reports are available free of charge on the Fund’s website at https://hwcm.onlineprospectus.net/HWCM/HOMPX. You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at at 1-866-HW-FUNDS (1-866-493-8637).

Reports and other information about the Fund are also available:

•Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov; or
•For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

You should rely only on the information contained in this Prospectus when deciding whether to invest. No one is authorized to provide you with information that is different.

NASDAQ: HOMPX CUSIP: 44134R446
Investment Company Act File #811-10487 HW Opportunities MP Fund is distributed by Quasar Distributors, LLC

STATEMENT OF ADDITIONAL INFORMATION

HW Opportunities MP Fund

A series of Hotchkis and Wiley Funds

Ticker: HOMPX

AUGUST 28, 2026

601 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5704
Phone No. 1-866-HW-FUNDS (1-866-493-8637)

HW Opportunities MP Fund (the “Fund”) is a series of Hotchkis and Wiley Funds (the “Trust”). The Trust is an open-end, management investment company which is organized as a Delaware statutory trust.

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Prospectus of the Fund dated August 28, 2026, as may be supplemented from time to time, which is incorporated by reference into this SAI.

The Prospectus has been filed with the United States Securities and Exchange Commission (the “Commission” or “SEC”) and can be obtained, without charge, by calling the Fund at 1-866-HW-FUNDS (1-866-493-8637) or your financial consultant or other financial intermediary, or by writing to the Fund at U.S. Bank Global Fund Services, P.O. Box 219252 Kansas City, Missouri 64121 for Regular Mail and 801 Pennsylvania Ave, Suite 219252, Kansas City, Missouri 64105 for Overnight Mail. The audited financial statements for the Fund are incorporated into this SAI by reference to the Form N-CSR for the fiscal year ended June 30, 2026. You may request a copy of the Form N-CSR at no charge by calling 1-866-HW-FUNDS (1-866-493-8637).

Hotchkis & Wiley Capital Management, LLC — (“Advisor”)

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TRUST HISTORY

The Trust was formed on July 23, 2001 as a Delaware statutory trust. The Trust is an open-end, management investment company currently consisting of twelve separate series, including the Fund. The Trust is overseen by a board of trustees (the “Board of Trustees” or the “Board”).

Immediately prior to the Fund’s commencement of operations, the assets and liabilities of the HW Opportunities MP Fund, a series of Series Portfolios Trust (the “Predecessor Fund”), were acquired by the Fund in a tax-free reorganization as set forth in an agreement and plan of reorganization between the Trust, on behalf of the Fund, and Series Portfolios Trust, on behalf of the Predecessor Fund (the “Reorganization”). The Reorganization occurred after the close of business on December 15, 2023. As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. The Predecessor Fund commenced operations on December 30, 2020.

DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

The investment objective, principal investment strategies and related principal risks of the Fund are set forth in the Prospectus. This SAI includes additional information about those investment strategies and risks as well as information about other investment strategies in which the Fund may engage and the risks associated with such strategies.

Investment Restrictions

The Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority” of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the vote of the holders of a “majority” of the Fund’s outstanding voting securities means the vote of the holders of the lesser of (1) 67% or more of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares.

Except as noted, the Fund may not:

1.Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions), provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin

2.Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank in amounts not exceeding 33 1/3% of its total assets (including borrowings) and pledge its assets to secure such borrowings.

3.Purchase or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. (For the purposes of this restriction, forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

4.Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

5.Make investments for the purpose of exercising control or management.

6.Make loans except to the extent permitted by the 1940 Act, and any regulations, interpretations or exemptive or other relief granted thereunder.

7.Purchase any security (other than U.S. government securities) if as a result, 25% or more of the Fund’s total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry, except for temporary defensive purposes.

Except with respect to borrowing and liquidity or as otherwise noted, all percentage or rating restrictions on an investment or use of assets set forth herein or in the Prospectus are adhered to at the time of investment. With respect to borrowing and illiquid securities, if the Fund at any time exceeds the maximum permissible investment percentage limitations, the
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Fund will take action to bring it back into compliance as required by Commission guidance, rules and regulations. An illiquid security is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days without the sale or disposition significantly changing the market value of the investment. The above restrictions do not prohibit representatives of the Fund or the Advisor from participating on creditors’ committees with respect to the Fund’s portfolio investments. For the avoidance of doubt, restriction No. 3 above shall apply to investments in physical commodities and shall not prevent the Fund from engaging in transactions involving futures contracts, options or other derivative instruments, investing in securities that are secured by commodities or investing in companies or other entities that are engaged in commodities or the commodities trading business or that have a significant portion of their assets in commodities related investments. In addition, restriction No. 3 shall not prohibit the Fund from investing in securities or other investments backed by real estate or securities of companies engaged in the real estate business. All swap agreements and other derivative instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts for purposes of restriction No. 3 above.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.

Lending. The 1940 Act does not prohibit a fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

For purposes of the Fund’s fundamental investment restriction with respect to lending, the entry into repurchase agreements, lending securities and acquiring of debt securities shall not constitute loans by the Fund.

Senior Securities and Borrowing. The 1940 Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” In addition, Rule 18f-4 under the 1940 Act permits a fund to enter into derivatives transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, provided that the fund complies with the conditions of Rule 18f-4.

Non-Diversification. Under Section 5(b) of the 1940 Act and the rules, regulations and interpretations thereunder, a fund is a “diversified company” if, as to 75% of the fund’s total assets, such assets are represented by cash and cash items (including receivables), Government securities (obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities), securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than (i) 5% of the fund’s total assets, and (ii) 10% of the issuer’s outstanding voting securities. For purposes of the Fund’s diversification policy, the identification of the issuer of a security may be determined in any reasonable manner, consistent with SEC guidance. The Fund is non-diversified, which means that there is no restriction under the 1940 Act on how much the Fund may invest in the securities of one issuer. As a non-diversified investment company, the Fund may be subject to greater risks than diversified companies because of the larger impact of fluctuation in the values of securities of fewer issues.

However, since the Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”), the Fund will limit its investment, excluding cash, cash items (including receivables), U.S. government securities and securities of other regulated investment companies, so that at the close of each quarter of the taxable year, (1) not more than 25% of the Fund’s total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of its total assets, not more than 5% of the Fund’s total assets will be invested in the securities of a single issuer nor represent more than 10% of the issuer’s outstanding voting securities.

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Investment Strategies and Related Risks

The Fund’s principal investment strategies utilized by the Advisor and the principal risks associated with the same are set forth in the Fund’s Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that the Fund may utilize, even though they are not considered to be “principal” investment strategies.

Artificial Intelligence

Artificial intelligence refers to computer systems that can perform tasks that would otherwise require human intelligence and encompasses various different forms of artificial intelligence, including machine learning models. Artificial intelligence is typically designed to analyze data, learn from patterns and experiences, make decisions, and solve problems. Artificial intelligence can be categorized into two types: narrow artificial intelligence, which is designed for specific tasks, and general artificial intelligence, which has the ability to perform any intellectual task that a human can do and includes generative artificial intelligence (“GAI”). GAI is a type of artificial intelligence technology that produces new text, images, audio, and other content based on training data that includes examples of the desired output.

Typically, users enter questions, queries, or other inputs that prompt the GAI model or tool to produce output. In addition, some software uses GAI to suggest changes, summarize information, or translate text. Artificial intelligence has various applications in many fields such as healthcare, finance, transportation, and law.

The use of artificial intelligence in general may adversely impact markets, the overall performance of the Fund’s investments, or the services provided to the Fund by its service providers. The investment manager or a third party service provider may use and/or expand its use of artificial intelligence in connection with its business, operating and investment activities and the Fund's investments may also use such technologies. Actual usage of such artificial intelligence will vary, and while the investment manager expects it and the Fund’s third party service provider may, from time to time, adopt and adjust usage policies and procedures governing the use of artificial intelligence by its personnel, there is a risk of misuse of artificial intelligence technologies.

Artificial intelligence is highly reliant on the collection and analysis of large amounts of data and complex algorithms, but it is not possible nor practicable to incorporate all data that would be relevant for a task conducted by artificial intelligence. Therefore, it is possible that the information provided through use of artificial intelligence could be insufficient, incomplete, inaccurate or biased leading to adverse effects for the Fund, including, potentially, operational errors and investment losses.

Artificial intelligence and its current and potential future applications, including in the investment and financial sectors, as well as the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations. Ongoing and future regulatory actions with respect to artificial intelligence generally or artificial intelligence's use in any industry in particular may alter, perhaps to a materially adverse extent, the ability of the investment manager, third-party service provider, the Fund or its investments to utilize artificial intelligence in the manner it has to-date, and may have an adverse impact on the ability of any of those entities to continue to operate as intended.

Bank Capital Securities

The Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of common and non-cumulative preferred stock. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date. Subject to certain regulatory requirements, both Tier I and Tier II securities may include trust preferred securities. As a general matter, trust preferred securities are being phased out as Tier I and Tier II capital of banking organizations unless they qualify for grandfather treatment.

Bonds

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The term “bond” or “bonds” as used in the Prospectus and this SAI is intended to include all manner of fixed income securities, debt securities and other debt obligations unless specifically defined or the context requires otherwise.

Borrowing

The Fund may borrow money in amounts not exceeding 33 1/3% of its total assets. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary administrative purposes.

The Fund may borrow money to meet redemptions or for other emergency purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund will be required to reduce the amount of its borrowings within three days (not including Sundays and holidays), and may be required to dispose of some portfolio holdings in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

Convertible Securities

The Fund may invest in convertible securities of domestic or foreign issuers. Convertible securities are generally preferred stocks and other securities, including fixed income securities, which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

In general, the market value of a convertible security is at least the higher of its “investment value” (that is, its value as a fixed income security) or its “conversion value” (that is, its value upon conversion into its underlying stock). As a fixed income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security’s underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. In the event of a liquidation of the underlying company, holders of convertible securities may be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Contingent Convertible Securities

Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” If such an event occurs, a holder of a CoCo may have limited or no rights to repayment of the principal amount of the securities. Additionally, a holder of a CoCo may be limited in its ability to collect interest payments or dividends on such securities. The triggers are generally linked to regulatory capital thresholds. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

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•Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

•Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Fund, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer and may also become junior to other obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument or the Fund’s investment may receive less favorable treatment than equity of the issuer in certain situations, such as during financial distress or regulatory intervention.

•Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Corporate Debt Securities

The Fund may invest in corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments including convertible securities) of domestic or foreign issuers. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. Security ratings are based on at least one major rating agency, or if unrated, of comparable quality in the Advisor’s opinion. See Appendix B for a description of credit ratings.

Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s Investors Service, Inc. (“Moody’s”) describes securities rated Baa as subject to moderate credit risk and that they are considered medium grade and as such they may possess certain speculative characteristics. S&P Global Ratings (“S&P”) describes securities rated BBB as exhibiting adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation. Fitch Ratings Inc. (“Fitch”) describes securities rated BBB, as having good credit quality with current low expectations of default. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. For a discussion of securities rated below investment grade, see “High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies” below.

Corporate Loans

The Fund may invest in corporate loans. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a “syndicate.” The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent developed financial problems, the Fund may not recover its investment, or there might be a delay in the Fund’s recovery. By investing in a corporate loan, the Fund becomes a member of the syndicate.
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The Fund may invest in corporate loans directly at the time of the loan’s closing or by buying an assignment of all or a portion of the corporate loan from a lender. The Fund may also invest indirectly in a corporate loan by buying a loan participation from a lender or other purchaser of a participation. Corporate loans may include term loans, Bridge Loans (as described below) and, to the extent permissible for the Fund, revolving credit facilities, prefunded letters of credit, term loans, delayed draw term loans and receivables purchase facilities. For more information on corporate loans, including commercial loans, loan participations and assignments, see “Indebtedness, Loan Participations and Assignments” below.

Liquidity of Corporate Loans. The Advisor generally considers corporate loans to be liquid. To the extent such investments are deemed to be liquid by the Advisor, they will not be subject to the Fund’s restrictions on investments in illiquid securities. Generally, a liquid market with institutional buyers exists for such interests. The Advisor monitors each type of loan and/or loan interest in which the Fund is invested to determine whether it is liquid consistent with the liquidity procedures adopted by the Fund. No active trading market may exist for some corporate loans and some corporate loans may be subject to restrictions on resale. A secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to accurately value existing and prospective investments and to realize in a timely fashion the full value on sale of a corporate loan. In addition, the Fund may not be able to readily sell its corporate loans at prices that approximate those at which the Fund could sell such loans if they were more widely held and traded. As a result of such potential illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

Covenants. The borrower or issuer under a corporate loan or debt security generally must comply with various restrictive covenants contained in any corporate loan agreement between the borrower and the lending syndicate or in any trust indenture or comparable document in connection with a corporate debt security. A restrictive covenant is a promise by the borrower to take certain actions that protect, or not to take certain actions that may impair, the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships regarding, and/or limits on, total debt. In addition, a covenant may require the borrower to prepay the corporate loan or corporate debt security with any excess cash flow. Excess cash flow generally includes net cash flow (after scheduled debt service payments and permitted capital expenditures) as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a corporate loan agreement which is not waived by the agent bank and the lending syndicate normally is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding corporate loan. Acceleration may also occur in the case of the breach of a covenant in a corporate debt security document. If acceleration occurs and the Fund receives repayment before expected, the Fund will experience prepayment risk.

Additional Credit Risks. Corporate loans may be issued in leveraged or highly leveraged transactions (such as mergers, acquisitions, consolidations, liquidations, spinoffs, reorganizations or financial restructurings), or involving distressed companies or those in bankruptcy (including debtor-in-possession transactions). This means that the borrower is assuming large amounts of debt in order to have large amounts of financial resources to attempt to achieve its business objectives; there is no guarantee, however, that the borrower will achieve its business objectives. Loans issued in leveraged or highly leveraged transactions are subject to greater credit risks than other loans, including an increased possibility that the borrower might default or go into bankruptcy.

Bridge Financings (“Bridge Loans”). The Fund may also acquire interests in loans which are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets; the arrangement of longer-term loans; or the issuance and sale of debt obligations. The Fund may also make a commitment to participate in a bridge loan facility. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be unsecured or under-secured. Bridge loans are subject to the same general risks discussed above inherent to any loan investment. Due to their subordinated nature and possible unsecured or under-secured status, bridge loans may involve a higher degree of overall risk than more senior loans of the same borrower. Bridge loans also generally carry the expectation that the borrower will be able to sell the assets, obtain permanent financing or sell other debt obligations in the near future. Any delay in these occurrences subjects the bridge loan investor to increased credit risk and may impair the borrower’s perceived creditworthiness. In addition, bridge loans may become permanent.
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Creditor Liability and Participation on Creditors’ Committees

Generally, when the Fund holds bonds or other similar fixed income securities of an issuer, the Fund becomes a creditor of the issuer. If the Fund is a creditor of an issuer it may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. Although under no obligation to do so, the Advisor, as investment adviser to the Fund, may from time to time have an opportunity to consider, on behalf of the Fund and other similarly situated clients, negotiating or otherwise participating in the restructuring of the Fund’s portfolio investment or the issuer of such investment. The Advisor, in its judgment and discretion and based on the considerations deemed by the Advisor to be relevant, may believe that it is in the best interests of the Fund to negotiate or otherwise participate in such restructuring. Accordingly, the Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. Similarly, subject to the above-mentioned procedures, the Advisor may actively participate in bankruptcy court and related proceedings on behalf of the Fund in order to protect the Fund’s interests in connection with a restructuring transaction, and the Advisor may cause the Fund to enter into an agreement reasonably indemnifying third parties or advancing from the Fund’s assets any legal fees or other costs to third parties, including parties involved in or assisting the Fund with a restructuring transaction, such as trustees, servicers and other third parties. Further, the Advisor has the authority, subject to the above-mentioned procedures, to represent the Trust, or the Fund, on creditors’ committees (or similar committees) or otherwise in connection with the restructuring of an issuer’s debt and generally with respect to challenges related to the securities held by the Fund relating to the bankruptcy of an issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself.

Cybersecurity Risk

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks, including the risk of cyber attacks or incidents, system failures, and the use of rapidly evolving artificial intelligence technologies. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, causing operational disruption, or restricting access to systems (i.e., ransomware). Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for Fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, including those associated with the emerging use of artificial intelligence technologies. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result.

Defaulted Securities

The Fund may invest in defaulted securities. The risk of loss due to default may be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other debt of the issuer. The purchase of defaulted debt securities involves risks such as the possibility of complete loss of the investment where the issuer does
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not restructure to enable it to resume principal and interest payments. If the issuer of a security in the Fund’s portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund’s NAV. Defaulted securities tend to lose much of their value before they default. Thus, the Fund’s NAV may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

Defaulted debt securities may be illiquid and, as such, their sale may involve substantial delays. See the discussion under “Illiquid Securities.”

Delayed Funding Loans and Revolving Credit Facilities

The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Indebtedness, Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Indebtedness, Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Fund.

Derivative Instruments

To the extent consistent with its investment objectives and policies and the investment restrictions listed in this SAI, the Fund may invest in, or obtain exposure to, futures contracts, purchase and write call and put options on securities, securities indexes and on foreign currencies and enter into forward contracts, swaps, and structured instruments, including without limitations, participation notes, certificates and warrants. The Fund also may enter into swap agreements with respect to credit default, foreign currencies, interest rates and securities indexes. The Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, or securities prices or as part of its overall investment strategies.

In accordance with Rule 18f-4 under the 1940 Act, the Fund has elected to be treated as a limited derivatives user, which requires that: (i) the Fund limits its derivatives exposure to ten percent (10%) of its net assets; and (ii) the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks. Rule 18f-4(a) defines derivatives transaction to mean: (i) a swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument under which a fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as a margin or settlement payment or otherwise; (ii) any short sale borrowing; and (iii) to-be-announced securities (“TBAs”), dollar rolls and non- standard settling transactions that the Fund does not intend to physically settle or will not settle within 35 days of the trade date. In accordance with Rule 18f-4 and pursuant to procedures approved by the Board, the Fund has elected to treat reverse repurchase agreements and similar financing transactions as senior securities that are not subject to the 10% limit but for which the Fund must maintain 300% asset coverage.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which the Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider
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that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty and certain derivative transactions may be terminated by the counterparty or the Fund, as the case may be, upon the occurrence of certain Fund-related or counterparty-related events, which may result in losses or gains to the Fund based on the market value of the derivative transactions entered into between the Fund and the counterparty. In addition, such early terminations may result in taxable events and accelerate gain or loss recognition for tax purposes. It may not be possible for the Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. Upon the expiration or termination of a particular contract, the Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found, which could cause the Fund not to be able to maintain certain desired investment exposures or not to be able to hedge other investment positions or risks, which could cause losses to the Fund. Furthermore, after such an expiration or termination of a particular contract, the Fund may have fewer counterparties with which to engage in additional derivative transactions, which could lead to potentially greater counterparty risk exposure to one or more counterparties and which could increase the cost of entering into certain derivatives. In such cases, the Fund may lose money.

Options on securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign (non-U.S.) exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign (non-U.S.) securities. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign (non-U.S.) markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Options on Securities and on Securities Indexes. The Fund may purchase put options on securities or security indexes to protect holdings in an underlying or related security against a substantial decline in market value or for speculative purposes. The Fund may also purchase call options on securities and security indexes. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

The Fund may also purchase put and call options on stock indexes. The amount of cash received upon exercise of a stock index option, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. All settlements of stock index option transactions are in cash. Some stock index options are based on a broad market index such as the Standard & Poor's 500 Index (the “S&P 500 Index”), the New York Stock Exchange Composite Index, or the NYSE Arca Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Because the value of a stock index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock.

The purchase and writing of options involve certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid
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market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts. The Fund may use interest rate, foreign currency or index futures contracts, as specified in the Prospectus or if permitted by its investment restrictions. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

The Fund may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indexes (discussed above). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

The Fund will use futures contracts and options on futures contracts in accordance with the rules of the Commodities Futures Trading Commission (“CFTC”). For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities which the Fund intends to purchase. The Fund’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Fund’s exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and options on futures contracts. Pursuant to CFTC Rule 4.5, the Advisor has filed a notice of exemption from registration as a commodity pool operator in respect of the Fund. The Advisor intends to limit the Fund’s use of commodity interests so as to remain eligible for the exemption.

Limitations on Use of Futures and Options Thereon. The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash, U.S. government securities or other securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract under certain circumstances such as periods of high volatility. Margin requirements on
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foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued at the official price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. Customer account agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the CFTC. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The requirements for qualification as a regulated investment company for federal income tax purposes also may limit the extent to which the Fund may enter into futures, futures options and forward contracts.

Risk Factors in Futures Transactions and Options. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

The particular securities comprising the index underlying the index financial futures contract may vary from the securities held by the Fund. As a result, the Fund’s ability to hedge effectively all or a portion of the value of its securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the securities held by the Fund. The correlation may be affected by disparities in the Fund’s investments as compared to those comprising the index and general economic or political factors. In addition, the correlation between movements in the value of the index may be subject to change over time as additions to and deletions from the index alter its structure. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

The Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation
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margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its investments. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. The Fund will enter into a futures position only if, in the judgment of the Advisor, there appears to be an actively traded secondary market for such futures contracts.

The successful use of transactions in futures and related options also depends on the ability of the Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on a hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Fund of margin deposits in the event of the bankruptcy of a broker with whom the Fund has an open position in a financial futures contract.

The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Risks of Potential Government Regulation of Derivatives. Future regulatory developments could impact the Fund’s ability to transact in certain derivatives. It is possible that government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Fund from using such instruments as a part of their investment strategies, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain derivatives as a part of its investment strategies and could alter, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies.

The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the United States is a changing area of law and is subject to modification by government and judicial action.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law on July 21, 2010. The Dodd-Frank Act has changed the way in which the U.S financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Fund may transact. Title VII of the Dodd-Frank Act made broad changes to the OTC derivatives market, grants significant authority to the SEC, the CFTC, and other federal regulators to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions. The CFTC and the SEC finalized the definition of “swap” and “security-based swap” and provided parameters around which contracts will be subject to further regulation under the Dodd-Frank Act. Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. Under the trade execution requirement, swap transactions subject to the clearing requirement must be traded on either Designated Contract Market (“DCM”) or Swap Execution Facility unless no DCM “makes the swap available to trade.” The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. While the majority of the rules are now effective, other rules are not yet final or are subject to further revision, so it is not possible at this time to gauge the extent to which the Dodd-Frank Act will increase costs to and/or restrict derivatives activities of the Fund.
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The SEC has implemented Rule 18f-4, which regulates the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies. The Fund’s trading of derivatives and other transactions that create future payment or delivery obligations is subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless the Fund satisfies a “limited derivatives users” exception that is included in the final rule. Under the rule, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether the Fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. In addition, under the rule, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”).

The Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due.

These and other proposed and adopted regulatory requirements may limit the ability of the Fund to use derivatives, reverse repurchase agreements and similar financing transactions, when-issued, delayed delivery and forward commitment transactions, and unfunded commitment agreements as part of its investment strategies.

Emerging Market Securities

The Fund may invest in securities and instruments that are economically tied to developing (or “emerging market”) countries. The Advisor generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, the Advisor generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. The Advisor has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, the Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. The Advisor will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in
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these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Reduced liquidity in equity, credit and fixed income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continued market turbulence may have an adverse effect on the Fund.

The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings of relevant Brady Bonds.

Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities that are economically tied to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Equity Securities

Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer and have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably.

Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants, which are discussed elsewhere in the Prospectus and this SAI. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

Energy Sector Risk

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The Fund may invest in the energy sector. Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

ESG Considerations

In evaluating investment opportunities, the Advisor may consider environmental, social and governance (“ESG”) factors that it believes are financially material. ESG considerations are one of many factors incorporated into the Advisor's investment analysis and may or may not affect any particular investment decision. The Fund is not managed pursuant to a specific ESG-focused investment strategy and may invest in issuers with a wide range of ESG characteristics.

Euro- and EU-related Risks

Investments in securities of European issuers may be adversely affected by economic, political, regulatory, and market developments in Europe. European economies and financial markets are closely interconnected and may be impacted by changes in economic growth, inflation, interest rates, government debt levels, fiscal and monetary policies, financial institution stability, energy prices, trade policies, and geopolitical events within and outside the region.

The European Union ("EU"), the eurozone, and the European Central Bank play significant roles in shaping economic and monetary conditions across Europe. Actions taken by European governments, central banks, and regulatory authorities, including changes in fiscal, monetary, banking, trade, sanctions, or other economic policies, may affect European issuers, currencies, and financial markets. Economic difficulties in one or more European countries may adversely affect other countries in the region due to the interconnected nature of European economies and financial institutions.

Europe has experienced heightened geopolitical uncertainty in recent years, including armed conflicts, military actions, terrorism, sanctions, trade disputes, supply chain disruptions, migration pressures, and energy market volatility. Such events may adversely affect European economies, businesses, financial markets, commodity prices, and the value and liquidity of the Fund's investments.

The value of investments denominated in the euro or other European currencies may fluctuate significantly in response to economic or political developments, monetary policy changes, market sentiment, or other factors. In addition, changes in the political or economic relationships among European countries, including changes affecting the structure or operation of the EU, may create market volatility and uncertainty.

Whether or not the Fund invests significantly in European issuers, developments affecting Europe may have broader impacts on global financial markets and could negatively affect the Fund's investments and performance.

Event-Linked Exposure

The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Fund may lose a portion of or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

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Financials Sector Risk

As of the date of this SAI, the Fund intends to invest a significant portion of its assets in companies in the financials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions. Changing interest rates could reduce the profitability of certain types of companies in the financials sector. Financial companies may have concentrated portfolios, such as high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Significant events may have a significant negative impact on economies and financial markets worldwide, resulting in higher debt defaults, loan write-offs, and government intervention, and potentially the failure of some financial institutions, each of which would reduce investment performance of financials sector companies held by the Fund.

Foreign (Non-U.S.) Currencies

The Fund may invest directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies and will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

The Fund may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated.

Foreign Currency Options and Related Risks

The Fund may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Fund holds in its portfolio or intends to purchase. For example, if the Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and the Fund’s ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks, and as a result extra transaction costs may be incurred upon exercise of an option.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions
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in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Risks of Options Trading. The Fund may effectively terminate its rights or obligations under options by entering into closing transactions. Closing transactions permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of a foreign security. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and the Fund will realize a loss of any premium paid and any transaction costs. Closing transactions may be effected only by negotiating directly with the other party to the option contract, unless a secondary market for the options develops. Although the Fund intends to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counterparty, the Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it had purchased in order to realize any profit.

Foreign Investment Risks

Foreign Market Risk. The Fund may invest in foreign securities. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, international conflicts, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and tarrifs, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or otherwise adversely affect the Fund’s operations. Other foreign market risks include difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does. Some countries may not have laws to protect investors the way that the United States securities laws do. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund’s portfolio managers to completely and accurately determine a company’s financial condition.

The foreign countries in which the Fund invests may become subject to economic and trade sanctions or embargoes imposed by the U.S. or foreign governments or the United Nations. Such sanctions or other actions could result in the devaluation of a country’s currency or a decline in the value and liquidity of securities of issuers in that country. In addition, such sanctions could result in a freeze on an issuer’s securities which would prevent the Fund from selling securities it holds. The value of the securities issued by companies that operate in, or have dealings with these countries may be negatively impacted by any such sanction or embargo and may reduce the Fund’s returns. The risks related to sanctions or embargoes are greater in emerging and frontier market countries.
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Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Foreign (Non-U.S.) Securities

The Fund may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. The Advisor generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, the Advisor generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for the Fund from investing in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Restrictions on global trade may have an adverse impact on foreign securities held by the Fund. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

The Fund may invest in, or obtain exposure to, the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers or other foreign securities. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

The Fund also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

Certain foreign exchanges impose requirements on the transaction settlement process with respect to certain securities, such as requirements to pre-deliver securities (for a sale) or pre-fund cash (for a buy) to a broker's account. Such requirements may limit the Fund's ability to transact in such securities in a timely manner and will subject the Fund to the risk of loss that could result if the broker is unable or unwilling to meet its obligations with respect to pre-delivered securities or pre-funded cash.
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In addition, the imposition of restrictions by the U.S. government on outbound investment in sectors deemed critical to national security, including advanced manufacturing, biotechnology, aerospace, and other emerging technologies may result in new regulations or enforcement actions restricting the Fund's ability to invest in, or maintain exposure to, entities operating in covered sectors or jurisdictions. The Fund may also incur increased compliance and due diligence costs associated with monitoring and responding to changes in outbound investment restrictions.

Forward Foreign Currency Exchange Contracts

The Fund may use forward foreign currency exchange contracts (“forward contracts”) to protect against uncertainty in the level of future exchange rates.

The Fund may enter into forward contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

The Fund also may use forward contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund’s exposure to foreign currencies that the Advisor believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another. For example, when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. This investment practice generally is referred to as “cross-hedging” when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Advisor believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

At or before the maturity date of a forward contract that requires the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In
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addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Geopolitical and Economic Disruption Risk

Global economies and financial markets are increasingly interconnected, and local, regional, or global events may have significant and far-reaching effects on issuers, industries, markets, and economies around the world. Geopolitical events and other disruptions, including armed conflicts, wars, terrorism, political instability, trade disputes, tariffs, sanctions, export controls, supply chain disruptions, nationalization or expropriation of assets, currency restrictions, sovereign debt concerns, and changes in diplomatic relations, may adversely affect market conditions and investment values.

Such events may result in increased volatility, market dislocations, reduced liquidity, inflationary pressures, commodity shortages, disruptions to energy supplies, declines in economic growth, and changes in consumer and business spending. Governments and regulatory authorities may respond to geopolitical or economic developments through sanctions, trade restrictions, export controls, investment restrictions, capital controls, monetary or fiscal policy actions, or other interventions, any of which may affect issuers, markets, or investments held by the Fund.

In addition, the United States and other jurisdictions have adopted and may in the future adopt laws, regulations, executive orders, or other measures that restrict, prohibit, or otherwise limit investments involving certain foreign countries, issuers, industries, technologies, or persons for national security, foreign policy, economic, or other reasons. Such measures may limit the Fund's investment opportunities, impair the value or liquidity of existing investments, require investments to be sold or modified at unfavorable times, increase compliance costs, or otherwise adversely affect Fund performance.

The effects of geopolitical events and economic disruptions can be difficult to predict, may develop rapidly, and may have significant impacts on particular countries, regions, industries, sectors, or global financial markets. Because the Fund may invest in issuers located in multiple countries, including emerging markets, such events could adversely affect the value, liquidity, and performance of the Fund's investments.

High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies

Investments in securities rated below investment grade are described as “speculative” by Moody’s, S&P and Fitch. Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative by rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of debt securities that are high yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.

High yield securities and debt securities of distressed companies may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of these securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn, for example, could cause a decline in prices of high yield securities and debt securities of distressed companies because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities, and a high yield security may lose significant market value before a default occurs. If an issuer of securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund, by investing in such securities, may incur
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additional expenses to seek recovery of its investment. In the case of securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

High yield and distressed company securities may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield and distressed company securities may involve greater costs than transactions in more actively traded securities, which could adversely affect the price at which the Fund could sell a high yield or distressed company security, and could adversely affect the NAV of the Fund. A lack of publicly available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for these securities and/or may result in the Fund not receiving the proceeds from a sale of a high yield or distressed company security for an extended period after such sale, each of which could result in losses to the Fund. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield and distressed company securities, especially in a thinly-traded market. When secondary markets for high yield and distressed company securities are less liquid than the market for other types of securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Advisor seeks to minimize the risks of investing in all securities through diversification, in-depth analysis and attention to current market developments.

The use of credit ratings in evaluating high yield securities and debt securities of distressed companies can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments of a debt security, not the market value risk of a security. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Advisor does not rely solely on credit ratings when selecting debt securities for the Fund, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a debt security held by the Fund, the Fund may nonetheless retain the security. See Appendix B for a description of credit ratings.

Illiquid Securities

Illiquid securities are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the Fund’s liquidity risk management program (LRM Program) adopted pursuant to Rule 22e-4 under the 1940 Act. Under the Fund’s LRM Program, the Fund may not hold more than 15% of its net assets in illiquid securities. The LRM Program administrator is responsible for determining the liquidity classification of the Fund’s investments and monitoring compliance with the 15% limit on illiquid securities. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

The Fund may invest in securities that are not registered (including securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)). Non-publicly traded securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private
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placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Over the years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Increasing Government and Other Public Debt

Government and other public debt, including municipal securities, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. For example, the total public debt of the United States and other countries around the globe as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 global financial crisis. Governmental agencies project that the United States will continue to maintain high debt levels for the foreseeable future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high debt level may increase market pressures to meet government funding needs, which can increase debt costs and cause a government or public or municipal entity to issue additional debt, thereby increasing refinancing risk. A high debt level also raises concerns that the issuer may be unable or unwilling to make principal or interest payments when they are due, which may adversely impact the value of certain instruments held by the Fund. Unsustainable debt levels can cause declines in the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns or can generate or contribute to an economic downturn. In addition, the high and rising level of U.S. national debt may adversely impact the U.S. economy and securities in which the Fund may invest. From time to time, uncertainty regarding potential increases in the statutory debt ceiling could: increase the risk that the U.S. Government may default on payments on certain U.S. Government securities; cause the credit rating of the U.S. Government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

The U.S. sovereign credit rating has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. The rating market, prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by a rating agency’s decision to downgrade the U.S. sovereign credit rating. The foregoing risks could adversely affect the value of the Fund and its investments.

Indebtedness, Loan Participations and Assignments

The Fund may purchase indebtedness and participations in commercial loans (such as bank loans), or may purchase assignments of such loans as well as interest and/or servicing or similar rights as such loans. Such investments may be secured or unsecured and may be newly-originated (and may be specifically designed for the Fund). Indebtedness is different from traditional debt securities in that debt securities may be part of a large issue of securities to the public and indebtedness may not be a security, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part or all of a loan. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which the Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial
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intermediary to apply appropriate credit remedies or otherwise exercise the Fund’s rights against a corporate borrower. This may subject the Fund to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the corporate borrower. Also, in the event of the insolvency of the lender or interposed bank or other financial intermediary who sold the participation interest to the Fund, the Fund may not have any exclusive or senior claim with respect to the lender’s interest in the corporate loan, or in any collateral securing the corporate loan. If the Fund has purchased the whole loan, the Fund would generally assume all of the rights of the lender in a commercial loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. In either case, the Fund may be responsible for the costs and liabilities associated with owning the collateral and may be subject to the risks and responsibilities relevant to the business, property or other asset serving as collateral. If the Fund holds certain loans, the Fund may be required to exercise its remedies and rights with respect to the collateral or the borrower pursuant to certain agreed-upon procedures or collectively with other creditors or through an agent or other intermediary action on behalf of multiple creditors. Delays or other risks associated with such procedures may cause the value of the Fund’s investment to decline or otherwise adversely affect the Fund’s rights relating to or interest in the collateral. For example, if an agent bank is acting on behalf of multiple lenders in the syndicate, the Fund’s interest in a loan may be subject to changes in terms or additional risks resulting from actions taken or not taken by the agent bank following an instruction from other creditors holding interests in the same loan. In addition, bankruptcy or other court proceedings may delay, limit or negate the Fund’s ability to collect payments on its loan investments or otherwise adversely affect the Fund’s rights in collateral relating to the loan, if any, and the Fund may need to retain legal or similar counsel to help in seeking to enforce its rights.

The Fund may invest in loan participations with credit quality comparable to that of issuers of its other securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested. Because the Fund establishes a direct contractual relationship with the lender or participant, the Fund is subject to the credit risk of the lender or participant in addition to the usual credit risk of the corporate borrower and any agent bank. Under normal market conditions, loan participations that sell at a discount to the secondary loan price may indicate the borrower has credit problems or other issues associated with the credit risk of the loan. To the extent the credit problems are not resolved, loan participations may not appreciate in value.

The Fund may invest in indebtedness and loan participations to achieve capital appreciation, rather than seek income. The Fund will limit the amount of its total assets that it will invest in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, the Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, the Commission’s interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers”. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

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Loan assignments, loan participations, delayed funding loans, revolving credit facilities, bridge loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Advisor believes to be a fair price. Certain types of loans, such as bridge loans, may provide certain types of equity features such as warrants and conversion rights. Those equity-type instruments and investments involve additional risks of an investment in equity, including potentially significant changes in value, difficulty in accurately valuing them, a lack of liquidity, and a significant loss on the investment, and the possibility that the particular right could expire worthless if not exercised.

Valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Fund. Because the Fund establishes a direct contractual relationship with the lender or participant, the Fund is subject to the credit risk of the lender or participant in addition to the usual credit risk of the corporate borrower and any agent bank. Under normal market conditions, loan participations that sell at a discount to the secondary loan price may indicate the borrower has credit problems or other issues associated with the credit risk of the loan. To the extent the credit problems are not resolved, loan participations may not appreciate in value.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. The purchaser of an assignment typically succeeds to all rights and obligations as the assigning lender under the loan agreement. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. For example, if a loan is foreclosed, the Fund could become owner, in whole or in part, of any collateral securing the loan, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral. Furthermore, in the event of a default by a borrower, the Fund may have difficulty disposing of the assets used as collateral for a loan. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. The Fund currently relies on the Advisor’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

The Fund may invest in debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP financing.

The Fund may act as the originator for direct loans to a borrower. Direct loans between the Fund and a borrower may not be administered by an underwriter or agent bank. The Fund may provide financing to commercial borrowers directly or through companies acquired (or created) and owned by or otherwise affiliated with the Fund. The terms of the direct loans are negotiated with borrowers in private transactions. A direct loan may be secured or unsecured.

In determining whether to make a direct loan, the Fund will rely primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal and its assessment of the collateral, if any, securing the loan. In making a direct loan, the Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund will lose money. Furthermore, direct loans may subject the Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or to value the direct loan.

When engaging in direct lending, the Fund’s performance may depend, in part, on the ability of the Fund to originate loans on advantageous terms. In originating and purchasing loans, the Fund will often compete with a broad spectrum of
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lenders. Increased competition for, or a diminishment in the available supply of, qualifying loans could result in lower yields on and/or less advantageous terms of such loans, which could reduce Fund performance. Some loans have the benefit of contractual restrictive covenants that limit the ability of the borrower to increase the credit risk of the borrower or take actions that may impair the rights or interests of lenders (e.g., by further encumbering its assets or incurring other debt obligations). Investments in loans without contractual restrictive covenants are particularly susceptible to the risks associated with loans and other forms of indebtedness.

As part of its lending activities, the Fund may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to the Fund, such loans involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is high. Different types of assets may be used as collateral for the Fund’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that the Fund has financed, the Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund or its affiliates to the borrower.

Various state licensing requirements could apply to the Fund with respect to investments in, or the origination and servicing of, loans and similar assets. The licensing requirements could apply depending on the location of the borrower, the location of the collateral securing the loan, or the location where the Fund or Advisor operates or has offices. In states in which it is licensed, the Fund or Advisor will be required to comply with applicable laws and regulations, including consumer protection and anti-fraud laws, which could impose restrictions on the Fund’s or Advisor’s ability to take certain actions to protect the value of its investments in such assets and impose compliance costs. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of the Fund’s or Advisor’s license, which in turn could require the Fund to divest assets located in or secured by real property located in that state. These risks will also apply to issuers and entities in which the Fund invests that hold similar assets, as well as any origination company or servicer in which the Fund owns an interest.

Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. These legal proceedings range from actions involving a single plaintiff to class action lawsuits with potentially tens of thousands of class members. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent the Fund seeks to engage in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its investments.

Industrials Sector Risk

The Fund may invest in companies in the industrials sector. The industrials sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, and government regulation. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, a component of the industrials sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Inflation and Deflation

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The Fund is subject to inflation and deflation risk. Inflation risk is the risk that the value of assets, income, or future payments associated with the Fund's investments will decline as the purchasing power of money decreases over time. Periods of elevated inflation may contribute to increased market volatility, higher interest rates, rising financing costs, reduced consumer spending, lower corporate profit margins, and declines in the value of certain investments. Inflation also may increase the Fund's operating or borrowing costs, where applicable, and may adversely affect Fund performance.

Inflationary pressures may result from a variety of factors, including supply and demand imbalances, labor market conditions, fiscal or monetary policies, geopolitical developments, trade disruptions, energy or commodity price fluctuations, and other domestic or global economic events. Actions taken by governments and central banks to address inflation may not be successful and may themselves contribute to market volatility, economic slowdowns, or recessionary conditions.

Deflation risk is the risk that prices throughout the economy decline over time. Deflation may reduce economic growth, depress business revenues and earnings, increase the real burden of debt, and adversely affect the financial condition of issuers. Deflationary conditions may increase the likelihood of issuer defaults, restructurings, or credit downgrades and may negatively affect the value and liquidity of the Fund's investments.

Although the Fund may invest in securities or instruments that are designed to mitigate the effects of inflation or deflation, including inflation-indexed securities, it is not required to do so, and there can be no assurance that such investments will successfully protect the Fund from inflationary or deflationary pressures. Inflation and deflation risks may be more pronounced in emerging markets, which may be more susceptible to economic volatility and may have fewer policy tools available to respond effectively to changing market conditions.

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income for federal income tax purposes, even though investors do not receive their principal until maturity.

Interest Rate Risk

Investments in fixed income securities and financial instruments are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds in the Fund, the more the Fund’s share price will fluctuate in response to interest rate changes. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Securities with floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Changes in government or central bank policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates, and could have an adverse effect
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on prices for fixed income securities and on the performance of the Fund. In addition, the Fund is subject to the risk that interest rates may exhibit increased volatility. Any unexpected or sudden reversal of the fiscal or monetary policy underlying current interest rate levels could adversely affect the value of the Fund. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates.

Large Shareholder Risk

To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Leverage

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. Leveraging, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the portfolio securities.

Loans

To the extent the Fund invests in loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk, than funds that do not invest in such securities. Loans are often issued by heavily indebted companies, and therefore can be particularly susceptible to a wide variety of risks. Loans may not be backed by adequate collateral and can be subject to faster payment schedules than other types of obligations. These instruments are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile and more difficult to value than other types of securities (including other debt securities). An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the Fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a loan may lose significant market value before a default occurs. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in loans. In addition, the loans in which the Fund invests may not be listed on any exchange and a secondary market for such loans may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in loans may involve greater costs than transactions in more actively traded securities. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make loans difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for the loans and/or may result in the Fund not receiving the proceeds from a sale of a loan for an extended period after such sale, each of which could result in losses to the Fund. Loans may have extended trade settlement periods which may result in cash not being immediately available to the Fund. As a result, transactions in loans that settle on a delayed basis may limit the Fund’s ability to make additional investments or satisfy the Fund’s redemption obligations. The Fund may seek to satisfy any short-term liquidity needs resulting from an extended trade settlement process by, among other things, selling portfolio assets, holding additional cash or entering into temporary borrowing arrangements with banks and other potential funding sources. If an issuer of a loan prepays or redeems the loan prior to maturity, the Fund will have to reinvest the proceeds in other loans or similar instruments that may pay lower interest rates.

Loans may not be considered securities under the federal securities laws. In such circumstances, fewer legal protections may be available with respect to the Fund’s investment in loans. In particular, if a loan is not considered a security under the federal securities laws, certain legal protections normally available to securities investors under the federal securities laws, such as those against fraud and misrepresentation, may not be available. Because of the risks involved in investing in loans, an investment in the Fund that invests in such instruments should be considered speculative. Loans that are covenant-lite obligations contain fewer maintenance covenants than other types of loans, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached, which would allow the lender to restructure the loan or take other action intended to help mitigate
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losses. Covenant-lite loans carry a risk that the borrower could transfer or encumber the assets, which could reduce the amount of assets that can be used to satisfy debts and could increase losses for debt holders. Covenant-lite obligations may carry more risk than traditional loans as they allow borrowers to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default. The Fund may have a greater risk of loss on investments in covenant-lite obligations as compared to investments in traditional loans.

Secondary trades of loans may have extended settlement periods. Any settlement of a secondary market purchase of loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par/near par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) is subject to the “delayed compensation” rules prescribed by the Loan Syndications and Trading Association (“LSTA”) and addressed in the LSTA’s standard loan documentation for par/near par trades and for distressed trades. “Delayed compensation” is a pricing adjustment comprised of certain interest and fees, which is payable between the parties to a secondary loan trade. The LSTA introduced a requirements-based rules program in order to incentivize shorter settlement times for secondary transactions and discourage certain delay tactics that create friction in the loan syndications market by, among other things, mandating that the buyer of a loan satisfy certain “basic requirements” as prescribed by the LSTA no later than T+5 in order for the buyer to receive the benefit of interest and other fees accruing on the purchased loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date, subject to certain specific exceptions. These “basic requirements” generally require a buyer to execute the required trade documentation and to be, and remain, financially able to settle the trade no later than T+7 for par/near par loans (and T+20 for distressed trades). In addition, buyers are required to fund the purchase price for a secondary trade upon receiving notice from the agent of the effectiveness of the trade in the agent’s loan register. The Fund, as a buyer of a loan in the secondary market, would need to meet these “basic requirements” or risk forfeiting all or some portion of the interest and other fees accruing on the loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date. The “delayed compensation” mechanism does not mitigate the other risks of delayed settlement or other risks associated with investments in loans. There can be no certainty that the Fund would receive any delayed settlement compensation.

Investors should be aware that the Fund’s investment in a loan may result in the Fund or Advisor receiving information about the issuer that may be deemed material, non-public information. Under such circumstances, the Fund’s investment opportunities may be limited, as trading in securities of such issuer may be restricted. Additionally, the Advisor may seek to avoid receiving material, non-public information about issuers of loans. As a result, the Advisor may forgo certain investment opportunities or be disadvantaged as compared to other investors that do not restrict information that they receive from loan issuers.

Market Risk

Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries represented in the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, financial crises, recessions, or other events could have a significant impact on the Fund and its investments. The value of a security may decline due to general economic, political or financial market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, including changes in the general outlook for corporate earnings, rates of economic growth and employment, monetary policy interest or currency rates or due to adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies, such as artificial intelligence, to engage in cyber-attacks or to take over the Web sites and/or social media
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accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.

Financial markets also may be adversely affected by concerns regarding government debt levels, fiscal deficits, sovereign borrowing needs, and the sustainability of fiscal policies, which may contribute to increased interest rates, market volatility, reduced liquidity, or changes in investor sentiment.

Master Limited Partnerships

The Fund may invest in publicly traded master limited partnerships (“MLPs”), which are limited partnerships or limited liability companies taxable as partnerships for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly, cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The Fund may purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

Materials Sector Risk

As of the date of this SAI, the Fund currently invests a significant portion of its assets in companies in the materials sector. The materials sector can be significantly affected by, among other things, the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

Mortgage-Related and Other Asset-Backed Securities

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Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. The credit quality of an ABS transaction depends on the performance of the underlying assets. ABS are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and, syndicated bank loans, peer-to-peer loans and litigation finance loans. These loans or other receivables are subject to risks of prepayment, delinquency and default similar to those present in mortgage loans. Consumer loans may be backed by collateral (as in automobile loans) or they may be unsecured. Moreover, Congress, regulators such as the Consumer Financial Protection Bureau and the individual states may further regulate the consumer credit industry in ways that make it more difficult for servicers of such loans to collect payments on such loans, resulting in reduced collections. Changes to federal or state bankruptcy or debtor relief laws may also impede collection efforts or alter timing and amount of collections. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.

The value of some mortgage- related securities or ABS may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on certain securities may expose the Fund to lower rates of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security or ABS generally will decline; however, when interest rates are declining, the value of such securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying assets will affect the price and volatility of the security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying assets increase the effective maturity of a security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Because asset-backed securities may not have the benefit of a security interest in underlying assets, ABS present certain additional risks not present with mortgage-backed securities. See “U.S. Government Securities” below.

One type of mortgage-related security, SMBS, has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities.

The Fund may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs issue classes or “tranches” that vary in risk and yield. A CLO may experience substantial losses attributable to defaults on underlying assets. Such losses will be borne first by the holders of subordinate tranches. The Fund’s investment in a CLO may decrease in market value because of (i) loan defaults or credit impairment, (ii) the disappearance of subordinate tranches, (iii) market anticipation of defaults, and (iv) investor aversion to CLO securities as a class. These risks may be magnified depending on the tranche of CLO securities in which the Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches. The Fund may invest in other asset-backed securities that have been offered to investors.

Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of
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entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Investors should note that Congress from time to time may consider actions that would limit or remove the explicit or implicit guarantee of the payment of principal and/or interest on many types of asset-backed securities. Any such action would likely adversely impact the value of such securities.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower-rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Fund may invest include municipal lease obligations. The Fund may also invest in industrial development bonds, which are municipal bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Fund may also invest in securities issued by entities whose underlying assets are municipal bonds.

In 2025, Congress considered potential reductions in federal funding to the states in a variety of ways, including but not limited to Medicaid funding, which could meaningfully increase costs for the impacted states. To the extent any state absorbs additional costs attributable to changes in federal funding, such changes may strain a state's budget, divert state funding from other potential expenditures or lead to additional borrowing or financing, all of which could negatively impact the state's Municipal Bonds. As a result of any such future legislation, the availability of such Municipal Bonds for investment by the Fund and the 10 value of such Municipal Bonds held by the Fund may be affected.

The Fund expects to invest less than 50% of its total assets in tax-exempt municipal bonds. As a result, the Fund does not expect to be eligible to pay exempt interest dividends to shareholders and interest on municipal bonds will be taxable to shareholders when received as a distribution from the Fund.

Operational Risk

An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing and communication errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. In addition, the development and use of artificial intelligence technologies are expanding rapidly and may be employed by service providers that support the operations of the Fund as well as by issuers of securities held by the Fund. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. The Fund may also face service provider risks from cloud-service disruptions, cyber incidents and business continuity disruptions. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Other Investment Companies

The Fund may acquire securities of other registered investment companies to the extent that such investments are consistent with its investment objective, policies, strategies and restrictions and the limitations of the 1940 Act. Investment companies may include mutual funds, closed-end funds and exchange-traded funds (“ETFs”). The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such funds. Like all equity investments, these investments may go up or down in value.

ETFs and closed-end funds trade on a securities exchange and their shares may trade at a premium or discount to their NAV. The Fund will incur brokerage costs when it buys and sells shares of ETFs and closed-end funds. ETFs that seek to track the composition and performance of a specific index may not replicate exactly the performance of their specified index because of trading costs and operating expenses incurred by the ETF. At times, there may not be an active trading market for shares of some ETFs and closed-end funds and trading of ETF and closed-end fund shares may be halted or delisted by the listing exchange.

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In addition, investments in ETFs involve the risk that the market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to changes in the ETF’s NAV, the value of ETF holdings and supply and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as Authorized Participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) NAV. Significant losses may result when transacting in ETF shares in these and other circumstances. Neither the Advisor nor the Trust can predict whether ETF shares will trade above, below or at NAV. An ETF’s investment results are based on the ETF’s daily NAV. Investors transacting in ETF shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the ETF’s daily NAV.

Participation in Litigation or Arbitration Proceedings

The Advisor, in its judgment and discretion and based on the considerations deemed by the Advisor to be relevant, may believe that it is in the best interests of the Fund to initiate or settle a claim or join a class of plaintiffs pursuing a claim as lead plaintiff (or opt out of a class and pursue a claim directly). Similarly, the Advisor may determine not to take or not to recommend any such action. To the extent that the Fund has liquidated, the Advisor will generally not take or recommend any such action. The Advisor may, on behalf of the Fund, directly initiate or participate in litigation or an arbitration proceeding as a named plaintiff or claimant. The Advisor may, without limitation, (i) engage legal counsel for the Fund and/or cause the Fund to pay fair and reasonable legal fees and expenses incurred in connection with investigating the validity of a potential claim (or performing other due diligence relating to a potential claim) or taking any actions considered by the Advisor to be necessary or appropriate (a) to protect or preserve the Fund’s rights or interests in connection with (1) defending a claim made against the Fund and (2) initiating or otherwise engaging in preliminary measures intended to facilitate possible future litigation or arbitration or otherwise support a judicial decision favorable to the Fund and (b) to preserve the Fund’s ability to bring a claim and to prevent the expiration of an applicable statute of limitations; and (ii) on behalf of the Fund that is not acting or seeking to act as a named plaintiff or claimant, (a) give direction to a third party (such as trustees or service providers), (b) cause the Fund to advance fair and reasonable legal fees and expenses to such third party, and/or (c) indemnify, on behalf of the Fund, such third party for its fair and reasonable fees and expenses, in each such case in connection with litigation or a claim concerning the Fund’s investment and pursuant to the terms of the investment (including, without limitation, as a result of the Fund’s holding of a certificate issued by a trust where the trustee or other service provider to the trust is commencing litigation or pursuing a claim on behalf of the trust). The Advisor may also vote for or authorize a settlement relating to litigation or a claim described in subparagraph (ii) above. The Fund may directly bear a portion or all of the fees associated with the actions described above.

Political Risk/Risks For Conflicts

Recently, various countries have seen significant geopolitical conflicts and in some cases, civil wars, which may have an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war, terrorism or other political developments cannot be excluded. Apparently stable systems may experience periods of disruption or improbable reversals of policy. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions, tarrifs and trade restrictions or other similar measures, could adversely affect the Fund’s investments whether or not the Fund is directly invested in the affected jurisdiction or impacted area. The transformation from a centrally planned, socialist economy to a more market oriented economy has also resulted in many economic and social disruptions and distortions. Moreover, there can be no assurance that the economic, regulatory and political initiatives necessary to achieve and sustain such a transformation will continue or, if such initiatives continue and are sustained, that they will be successful or that such initiatives will continue to benefit foreign (or non-national) investors. Certain instruments, such as inflation index instruments, may depend upon measures compiled by governments (or entities under their influence) which are also the obligors.

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict in Europe and the Middle East. The extent, duration and impact of these conflicts, related sanctions, trade restrictions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities, commodities and currencies. Depending on the nature of the military conflict, companies worldwide operating in many sectors, including energy, financial services and defense, amongst others may be impacted. These impacts could result in restricted or no
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access to certain markets, investments, service providers or counterparties, thus negatively affecting the Fund’s investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. Increased volatility, currency fluctuations, liquidity constraints, counterparty default, valuation and settlement difficulties and operational risk resulting from such conflicts may also negatively impact the performance of the Fund. Such events may result in otherwise historically “low-risk” strategies performing with unprecedented volatility and risk. In addition, to the extent new sanctions or trade restrictions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), such sanctions or trade restrictions may prevent the Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Fund’s ability to achieve its investment objective, prevent the Fund from receiving payments otherwise due it, increase diligence and other similar costs to the Fund, render valuation of affected investments challenging, or require the Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Fund’s performance with respect to such investments, and thus the Fund’s performance as a whole.

Portfolio Turnover

Portfolio turnover is a measure of how frequently the Fund’s portfolio securities are bought and sold. High portfolio turnover rates generally increase transaction costs, which are Fund expenses. Such portfolio transactions may also result in the realization of taxable capital gains, including short-term capital gains, which are generally taxable at ordinary income tax rates for federal income tax purposes for shareholders subject to income tax and who hold their shares in a taxable account. Higher transaction costs reduce the Fund's returns.

Portfolio turnover is affected by factors within and outside the control of the Fund and its investment manager. The Advisor's investment outlook for the type of securities in which the Fund invests may change as a result of unexpected developments in domestic or international securities markets, or in economic, monetary or political relationships. High market volatility may result in the Advisor using a more active trading strategy than it might have otherwise pursued. The Fund’s Advisor will consider the economic effects of portfolio turnover but generally will not treat portfolio turnover as a limiting factor in making investment decisions. Investment decisions affecting turnover may include changes in investment policies or management personnel, as well as individual portfolio transactions.

Factors wholly outside the control of the Advisor that may increase portfolio turnover include increased merger and acquisition activity, increased refinancing of outstanding debt by an issuer, or increased rates of bankruptcy or default, that may create involuntary transactions for funds that hold affected securities.

In addition, redemptions or exchanges by investors may require the liquidation of portfolio securities. Changes in a particular Fund’s portfolio holdings may also be made whenever a security is considered to be no longer the most appropriate investment for the Fund, or another security appears to have a relatively better opportunity.

Preferred Stock

The Fund may invest in preferred stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

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Real Estate Investment Trusts

The Fund may invest in securities of companies in the real estate industry generally or in real estate investment trusts (“REITs”). Unlike corporations, REITs do not have to pay federal income taxes if they meet certain requirements under the Code. REITs offer investors greater liquidity and diversification than direct ownership of properties.

Companies in the real estate industry and real estate related investments may include, for example, REITs that either own properties or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings, and other companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies. Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry. The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry can be affected by changes in real estate values and rental income, property taxes, interest rates, and tax and regulatory requirements. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT.

An investment in a REIT, or in a real estate-linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Investments in REIT equity securities could require the Fund to accrue and distribute income not yet received by the Fund. On the other hand, investments in REIT equity securities can also result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income. REITs may not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission from the Internal Revenue Service to extend the deadline for issuance of Forms 1099-DIV.

Regulatory Risk

Actions by governmental entities may also impact certain instruments in which the Fund invests. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. For example, the Fund may invest in securities or derivatives that previously utilized the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR was intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The publication of LIBOR rates ceased at the end of 2021 for most maturities and currencies, and certain remaining widely used U.S. dollar (USD) LIBOR rates that were published for an additional period of time to assist with the transition have also been phased out. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR,”) which is intended to replace USD dollar LIBOR and measures the cost of USD overnight borrowings collateralized by treasuries). The transition process from LIBOR to the SOFR for USD LIBOR rates has become increasingly well defined, especially following the signing of the federal Adjustable Interest Rate (LIBOR) Act of 2021 and the Federal Reserve Board’s adoption of implementing regulations in December 2022, which replaced LIBOR based benchmark rates in instruments with no, or insufficient, alternative rate setting provisions with a SOFR base rate following the cessation of LIBOR. Markets are developing in response to these new rates. As a result of the benchmark reforms, the Funds have transitioned to successor or alternative reference rates as necessary. Although the transition process for most instruments has been completed, there is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, which may affect the value or liquidity of, or return on, certain of the Fund and its investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. The transition from LIBOR to alternative reference rates may result in operational issues for the Fund or its investments. Moreover, certain aspects of the transition will rely on the actions of third-party market participants, such as clearing
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houses, trustees, administrative agents, asset servicers and certain service providers; no assurances can be given as to the impact of the LIBOR transition on the Fund and its investments.

Regulatory actions or actions taken by law enforcement entities in the United States or outside of the United States may also adversely affect the Fund’s investments. For example, assets that become subject to sanctions or that are involved in illegal activities such as money laundering or kleptocracy, may be seized, subject to forfeiture, frozen or otherwise become unmarketable, will lose value or become worthless and consequently adversely affect the Fund’s value. Actions such as geographical targeting orders for, or new rulemaking related to, real estate investments issued by the Financial Crimes Enforcement Network (“FinCEN”) may also lengthen the settlement process, make a real estate asset less liquid and harder to sell, and/or increase costs associated with these portfolio investments.

In September 2023, the SEC adopted amendments to Rule 35d-1 under the 1940 Act, the rule governing fund naming conventions (the “Names Rule”). In general, the Names Rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule to include any term used in a fund name that suggests the fund makes investments that have, or whose issuers have, particular characteristics. Additionally, the amendments modify the circumstances under which a fund may deviate from its 80% investment policy and address the calculation methodology of derivatives instruments for purposes of the rule. The amendments became effective December 11, 2023. On March 14, 2025, the SEC extended the compliance date from December 11, 2025 to June 11, 2026 for fund groups with $1 billion in net assets and modified the operation of the compliance dates to allow for compliance based on the timing of certain annual disclosure and reporting obligations that are tied to the fund's fiscal year-end.

Repurchase Agreements

The Fund may invest in repurchase agreements. A repurchase agreement is an agreement where the seller agrees to repurchase a security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is more than the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund’s money is invested in the repurchase agreement. The Fund’s repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of those instruments declines, the Fund will require additional collateral. In the event of a default, insolvency or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. In such circumstances, the Fund could experience a delay or be prevented from disposing of the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

The Fund may enter into reverse repurchase agreements and dollar rolls, subject to its limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by the Fund and their agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes.

In accordance with Rule 18f-4 under the 1940 Act, the Fund has elected to be treated as a limited derivatives user, which requires that: (i) the Fund limit its derivatives exposure to ten percent (10%) of its net assets. The Fund has elected to treat reverse repurchase agreements and similar financing transactions as senior securities that are not subject to the 10% limit but for which the Fund must maintain 300% asset coverage. TBAs, dollar rolls and non-standard settling transactions that the Fund does not intend to physically settle or will not settle within 35 days of the trade date will also be included in the 10% derivatives exposure limitation. The Fund may enter into unfunded commitments if the Fund reasonably believes that it will have sufficient cash and cash equivalents to meet its obligations for all its unfunded commitments. This regulation could significantly limit or impact the Fund’s ability to invest in reverse repurchase agreements, short sale borrowings and firm or standby commitment agreements, limit the Fund’s ability to employ certain strategies that use such instruments and adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and ability to pursue its investment objective. Also, changes in regulatory requirements concerning margin for certain types of financing transactions, such as repurchase agreements, reverse repurchase agreements, and securities lending and borrowing and securities forwards, could impact the Fund’s ability to utilize these investment strategies and techniques.

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Rule 144A Securities

The Fund may invest in securities offered pursuant to Rule 144A under the 1933 Act (“Rule 144A securities”), which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a restricted security promptly or at a reasonable price. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.

Securities Lending

The Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Fund receives the income on the loaned securities. Where the Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. The Fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. To the extent the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. If the borrower defaults on its obligation to return securities lent because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities lent or gaining access to collateral. As a result, the Fund’s yield may decrease. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. The Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Fund could suffer a loss where there are losses on investments made with the cash collateral or where the value of the securities collateral falls below the market value of the borrowed securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.

The Trust, on behalf of the Fund, has entered into a securities lending agreement with Brown Brothers Harriman & Co. (the “Securities Lending Agent”) to provide certain services related to the Fund’s securities lending program. Pursuant to the securities lending agreement, the Securities Lending Agent, on behalf of the Fund, is authorized to enter into securities loan agreements, negotiate loan fees and rebate payments, collect loan fees, deliver securities, manage and hold collateral, invest cash collateral, receive substitute payments, make interest and dividend payments (in cases where a borrower has provided non-cash collateral), and upon termination of a loan, liquidate collateral investments and return collateral to the borrower. For the most recent fiscal year ended June 30, 2026, the Fund has not engaged in any securities lending activities.

Short Sales

The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short
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have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Short Sales Against-the-Box

The Fund can borrow and sell “short” securities when the Fund also owns an equal amount of those securities (or their equivalent). No more than 33 1/3% of the Fund’s total assets can be held as collateral for short sales at any one time.

Structured Instruments

The Fund may invest in structured instruments, including, without limitation, participation notes, certificates and warrants. Structured instruments may be derived from or based on a single security or securities, an index, a commodity, debt issuance or a foreign currency (a “reference”), and their interest rate or principal may be determined by an unrelated indicator. Structured securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the value of the structured security at maturity, or in the interest rate of the structured security. Structured securities may entail a greater degree of risk than other types of securities because the Fund bears the risk of the reference in addition to the risk that the counterparty to the structured security will be unable or unwilling to fulfill its obligations under the structured security to the Fund when due. The Fund bears the risk of loss of the amount expected to be received in connection with a structured security in the event of the default or bankruptcy of the counterparty to the structured security. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Swap Agreements

The Fund may enter into swap agreements, including, but not limited to, credit default, interest rate, index and currency exchange rate swap agreements. The Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost efficient manner. To the extent the Fund invests in foreign currency-denominated securities, the Fund also may invest in currency exchange rate swap agreements.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard OTC swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund).

Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A total return swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of underlying assets, which may include a single stock, a basket of stocks, or a stock index during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.

The Fund also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or
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otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most types of swap agreements entered into by the Fund will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund).

The Fund also may enter into OTC and cleared credit default swap agreements. A credit default swap agreement may reference one or more debt securities or obligations that are not currently held by the Fund. The protection “buyer” in an OTC credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the credit soundness of the issuer of the reference obligation and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements sold by the Fund may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk (with respect to OTC credit default swaps) and credit risk. The Fund will enter into uncleared credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. In addition, there may be disputes between the buyer and seller of a credit default swap agreement or within the swaps market as a whole as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).

The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of certain standardized OTC derivative instruments that the CFTC and SEC have defined as “swaps.” The CFTC has implemented mandatory exchange-trading and certain clearing requirements under the Dodd-Frank Act and the CFTC continues to mandate the central clearing of additional contracts. Uncleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts on certain uncleared swaps transactions, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps than would otherwise be the case. The Advisor will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

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In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes generally provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In the EU, the regulatory authorities could reduce, eliminate or convert to equity the liabilities to a fund of a counterparty subject to such proceedings (sometimes referred to as a “bail in”).

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Restrictions imposed by the Code for qualification as a regulated investment company may limit the Fund’s ability to use swap agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the reference asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because OTC swap agreements are bilateral contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, swap agreements may be considered illiquid and subject to the Fund’s limitation on investments in illiquid securities. See the discussion under “Illiquid Securities.”

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that the Advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the Advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

Tariff and Trade Policy Risks

The Fund may be affected by changes in U.S. or foreign trade policies, including the imposition of tariffs or retaliatory measures. Trade disputes or renegotiated trade agreements may affect global supply chains, market volatility, and the financial performance of issuers in export-oriented sectors or industries reliant on cross-border inputs. In recent months, the U.S. government has taken steps to revise certain trade relationships and impose tariffs on specific goods, which has, in turn, triggered reciprocal measures from trading partners. Issuers in which the Fund invests may be indirectly affected by changes in trade policy or escalating trade tensions. The Fund seeks to mitigate these risks through active monitoring of geopolitical developments and risk-adjusted portfolio management.

Trust Preferred Securities

The Fund may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control
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the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the Securities Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as the Fund, to sell their holdings. In identifying the risks of the trust preferred securities, the Advisor will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as the Fund.

As a result of trust preferred securities being phased out of Tier I and Tier II capital of banking organizations, the Fund’s ability to invest in trust preferred securities may be limited. This may impact the Fund’s ability to achieve its investment objective.

U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as securities issued by members of the Farm Credit System, are supported only by the credit of the agency, instrumentality or corporation. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. There is a risk that the U.S. Government fails to pay interest or principal on U.S. Government obligations and such failure, or a perceived likelihood of such failure, will negatively impact the value and credit rating of U.S. Government obligations. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Under the direction of the Federal Housing Finance Agency (“FHFA”), FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (“UMBS”) (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented in June 2019, and the long-term effects it may have on the market for mortgage-backed securities are uncertain.

Since September 6, 2008, FNMA and FHLMC have operated under a conservatorship administered by FHFA. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement to provide additional financing to FNMA and FHLMC. FNMA and FHLMC continue to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

The Fund may invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such U.S. Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) U.S. Treasury obligations from which the interest coupons have been stripped; (2) the interest
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coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of U.S. Treasury obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights. When a reliable trading market for the variable and floating rate instruments held by the Fund does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days, the instruments may be deemed illiquid and therefore subject to the Fund’s limitation on investments in illiquid securities. See the discussion under “Illiquid Securities.” The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Additionally, the Fund may invest, without limitation, in residual interest bonds (“RIBs”).

Warrants

The Fund may invest in warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy a security directly from the issuer at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security, do not represent any rights in the assets of the issuing company and are subject to the risk that the issuer-counterparty may fail to honor its obligations. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments

The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. When such purchases or sales are outstanding, transactions that the Fund does not intend to physically settle or will not settle within 35 days of the trade date will also be included in the calculation used to determine the Fund's eligibility for the Limited Derivatives User exemption described above under “Derivative Instruments.”

There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.
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Financial Industry Regulatory Authority (“FINRA”) rules in respect of the collateralization of TBA transactions have the general effect of causing the Fund to post collateral in connection such transactions. Such collateralization of TBA transactions could increase cost to the Fund or impose additional operational complexity.

MANAGEMENT

The Board consists of six individuals (each a “Trustee” or a “Board member,” and collectively, the “Trustees”), five of whom are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”). The Board oversees the actions of the Fund’s Advisor and other service providers and decides upon matters of general policy. The Board also reviews the actions of the Trust’s officers, who conduct and supervise the daily business operations of the Fund.

Board and Committee Structure. The role of the Board, the Board’s Committees, and the individual Board members is one of general oversight of the Fund, including oversight of the duties performed by the Advisor under the Investment Advisory Agreement for the Fund. The Board generally meets in regularly scheduled meetings four times a year, and may meet more often as required.

The Board has two standing Committees, the Audit Committee and the Nominating and Governance Committee, and has delegated certain responsibilities to those Committees.

Each Independent Trustee is a member of the Audit Committee. The principal responsibilities of the Audit Committee are to: (i) approve, and recommend to the Board, the appointment, retention or termination of the Fund’s independent registered public accounting firm; (ii) review with the independent registered public accounting firm the scope, performance and anticipated cost of their audits; (iii) discuss with the independent registered public accounting firm certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by the independent registered public accounting firm, or any other results of any audit; (iv) request and review the independent registered public accounting firm’s annual representations with respect to their independence, and discuss with the independent registered public accounting firm any relationships or services disclosed in the statement that may impact the independence of the Fund’s independent registered public accounting firm; and (v) consider the comments of the independent registered public accounting firm and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls. The Board of Trustees of the Trust has adopted a written charter for the Audit Committee. The Audit Committee held four meetings during the Trust’s fiscal year ended June 30, 2026.

Each Independent Trustee is also a member of the Nominating and Governance Committee. This Committee reviews and nominates candidates to serve as Trustees. The Nominating and Governance Committee will consider shareholder proposals for candidates to serve as Trustees. Any such proposals should be sent to the Trust in care of the Nominating and Governance Committee chairperson. The final recommendation of a prospective Independent Trustee rests solely with the Nominating and Governance Committee. This Committee held one meeting during the Trust’s fiscal year ended June 30, 2026. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties.

The Board is chaired by an Independent Trustee. The Board believes that its leadership structure, including an independent Chairman and Board Committees, is appropriate based on the size of the Board, the assets and number of funds overseen by the Board members, as well as the nature of the Fund’s business.

Biographical Information. Certain biographical and other information relating to the Trustees of the Trust is set forth below, including their years of birth, their principal occupations for at least the last five years, their terms of office and the length of time served as a Trustee, the total number of portfolios overseen by the Trustee that are advised by the Advisor and public directorships and fund directorships held by the Trustee during the past five years.

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Independent Trustees

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Randall H. Breitenbach (born 1960)	Trustee Chairman	Since 2001 Since 2018
Founder, Chief Executive Officer and Chairman of Bridge Energy LLC (2017 – present); Chairman Emeritus of Stanford University PIC Endowment (1999 – present); Formerly, Founder, Chief Executive Officer and Chairman of Pacific Coast Energy Company, LP (1988 – 2019); Founder, Chief Executive Officer and Chairman of BreitBurn Energy Company (1988 – 2012).
				Twelve	BreitBurn Energy Partners, L.P.; Pacific Coast Energy Company, LP
Alejandra C. Edwards, Ph.D. (born 1954)	Trustee(a)	Since 2007
Member Board of Directors Universidad Andres Bello Chile (2023 – present); Member Board of Directors Frontal Trust (Real Estate Investment Managers) (2023 – 2024); President of Chilean Association of Pension Fund Administrators (2021 – 2023); Member of Queens Care’s Investment Committee (2017 – present); Formerly, California State University – Long Beach: Professor of Economics (1994 – 2015).
				Twelve	None
Marcy Elkind, Ph.D. (born 1947)	Trustee Vice Chair	Since 2005 Since 2018	President, Elkind Economics, Inc. (1980 – present).	Twelve	None
Robert Fitzgerald (born 1952)	Trustee(b)	Since 2005	Retired. Formerly, Chief Financial Officer of National Retirement Partners, Inc. (2005 – 2007); Executive Vice President and Chief Financial Officer of PIMCO Advisors L.P. (1995 – 2001).	Twelve	None
H. Thomas Hicks (born 1950)	Trustee(c)	Since 2017	Retired. Formerly, Chief Financial Officer, URS Corporation (2005 – 2015).	Twelve	None

*Each Independent Trustee serves until his or her successor is elected and qualified or until his or her death or resignation or removal as provided in the Trust’s Agreement and Declaration of Trust.
(a)Chair of the Nominating and Governance Committee.
(b)Chair of the Audit Committee.
(c)Vice Chair of the Audit Committee.

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Interested Trustee

Name and Year of Birth	Position Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

George H. Davis, Jr.* (born 1961)	Trustee	Since 2007	Executive Chairman (since 2021) and Portfolio Manager (since 2001) of the Advisor, formerly Chief Executive Officer of the Advisor (2001 – 2021).	Twelve	None
*Mr. Davis is considered an “interested person,” as defined in the 1940 Act, of the Trust based on his positions with the Advisor.
**As Trustee, Mr. Davis serves until his successor is elected and qualified or until his death or resignation or removal as provided in the Trust’s Agreement and Declaration of Trust.

Certain biographical and other information relating to the officers of the Trust is set forth below, including their years of birth, their principal occupations for at least the last five years and the length of time served as an officer of the Trust.

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Anna Marie Lopez (born 1967)	President	Since 2007	Chief Operating Officer of the Advisor (2007 – present).

Mark McMahon (born 1968)	Vice President and Secretary	Since 2006	Managing Director, Mutual Fund Operations of the Advisor (2006 – present).

James Menvielle (born 1972)	Vice President and Treasurer	Since 2007	Chief Financial Officer of the Advisor (2006 – present).

Adam Shoffner (born 1979)	Chief Compliance Officer and Anti- Money Laundering Compliance Officer	Since 2024	Director and Fund Compliance Officer of ACA Group (2026 - present), Senior Principal Consultant and Fund Compliance Officer of ACA Group (f/k/a Foreside Financial Group) (2020 – 2026); Compliance Consultant of Duff & Phelps (2018 – 2020)
*Each officer is appointed by and serves at the pleasure of the Board of Trustees of the Trust.

The address for all Trustees and officers of the Trust, except Adam Shoffner, is c/o Hotchkis & Wiley Capital Management, LLC, 601 South Figueroa Street, 39th Floor, Los Angeles, CA 90017, attention: Trust Secretary. The address for Adam Shoffner is c/o ACA Group, 190 Middle Street, Suite 301, Portland, ME 04101. Mr. Shoffner is an employee of the ACA Group, an affiliate of the Distributor.

Risk Oversight. The day-to-day operations of the Fund, including the management of risk, are performed by third party service providers, such as the Advisor, Distributor and Administrator. The Board is responsible for overseeing the Trust’s service providers and thus has general oversight responsibilities with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Trust and its service providers employ a variety of processes, procedures and controls to identify certain of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

The Board, directly and through its Committees, receives and reviews information from the Advisor, other service providers, the Trust’s independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its general oversight responsibilities. This information includes, but is not limited to, reports regarding the Fund and its investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the Fund’s investment objective, policies and restrictions, and reviews any areas of material non-compliance with the Fund’s investment policies and restrictions. The Audit Committee has general oversight responsibility for the Trust’s accounting policies, financial reporting and internal control system. The Board has appointed a Chief Compliance Officer (“CCO”) who administers the
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Trust’s compliance program and regularly reports to the Board as to compliance matters. As part of its general compliance oversight, the Board reviews the annual compliance report issued by the Trust’s CCO on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund, the Advisor or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Board’s ability to manage risk is subject to substantial limitations.

Experience, Qualifications and Attributes. As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and experience of trustee candidates and the candidates’ expected contributions to the Board. As of the date of this SAI, the Board has concluded, based on each Board members’ experience, qualifications and attributes, that each Board member should serve as a Trustee. The following is a brief summary of the information, in addition to the Board members’ combined contribution to the Board, that led to this conclusion. The summaries set forth below as to the qualifications, attributes and skills of the Board members are furnished in response to disclosure requirements imposed by the SEC, do not constitute any representation or guarantee that the Board or any Trustee has any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care applicable to, any such person or the Board as a whole than otherwise would be the case.

Randall H. Breitenbach has served as a Board member of the Trust since its inception in 2001 and has served as Chairman of the Board since 2018. He formerly served as Chair of the Nominating and Governance Committee and Audit Committee. Mr. Breitenbach is Founder, Chairman and CEO of Bridge Energy Holdings LLC (2017–present). He founded and served as Chief Executive Officer and Chairman of Pacific Coast Energy Company until 2019. Mr. Breitenbach co-founded BreitBurn Energy Partners, L.P. and served as Chief Executive Officer and Chairman until 2012. He also serves as Chairman Emeritus of the Stanford University PIC Endowment. He received a B.S. and M.S. degree in petroleum engineering from Stanford University and an M.B.A. from Harvard Business School.

George H. Davis, Jr. has served as a Board member of the Trust since 2007. Mr. Davis serves as Executive Chairman and portfolio manager of the Advisor. Mr. Davis formerly served as Chief Executive Officer of the Advisor, and prior thereto a portfolio manager for Hotchkis & Wiley as a division of Merrill Lynch Asset Management, L.P. He received a B.A. in History and Economics and an M.B.A. from Stanford University.

Alejandra C. Edwards has served as a Board member of the Trust since 2007 and Chair of the Nominating and Governance Committee since 2018. Ms. Edwards is Professor Emerita from California State University Long Beach since 2015, where she served as Professor of Economics from 1994 until 2015. She also served as President of the Chilean Association of Pension Fund Administrators from 2021 until 2023, and she is a member of Queens Care's Investment Committee since 2017. She continues to work as a Professional Economist on labor market reform, social security reform, gender issues, old age and poverty, and labor market performance in emerging and transition economies. From 1993 through 1996, she served as a senior economist for The World Bank. She received a Bachelors Degree in economics from the Universidad Catolica de Chile, and an M.A. and Ph.D. in economics from the University of Chicago.

Marcy Elkind has served as a Board member of the Trust since 2005 and as Vice Chair of the Board since 2018. Ms. Elkind is an economist and is president of Elkind Economics, Inc. She has advised U.S. and foreign governments and non-governmental organizations regarding pension reform. She currently conducts asset management forums on emerging markets investing for U.S. institutional investors and investment management firms. Ms. Elkind received an A.B. with highest honors in economics from the University of California, Berkeley, and a Ph.D. in economics from Stanford University.

Robert Fitzgerald has served as a Board member of the Trust since 2005. He has served as Chair of the Audit Committee since 2005. Mr. Fitzgerald formerly was chief financial officer of National Retirement Partners, Inc. and served as executive vice president and chief financial officer of PIMCO Advisors L.P. Prior to that he had also served as an audit partner in the financial services group of PricewaterhouseCoopers LLP. He also served on another investment company board overseeing eight portfolios, including international and global funds from 2008 until 2024. Mr. Fitzgerald received his
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B.B.A. in Accounting from Niagara University and is also a graduate of the Pacific Coast Banking School at the University of Washington.

H. Thomas Hicks has served as a Board member of the Trust since 2017 and as Vice Chair of the Audit Committee since 2018. Mr. Hicks was formerly the Chief Financial Officer of URS Corporation from 2005–2015. Previously, Mr. Hicks served as a Managing Director with Merrill Lynch Investment Banking. Prior to joining Merrill Lynch, he held high-level finance positions at Litton Industries and Science Applications International Corporation. Mr. Hicks was formerly a member of the Board of St. John’s Health Center Foundation from 2014 until 2022. He holds a bachelor’s degree in commerce from the University of Virginia.

Share Ownership. The table below sets forth the dollar range of equity securities beneficially owned by each Trustee in the Fund and all registered investment companies overseen by the Trustee within the Trust’s family of investment companies, as defined in Form N‑1A under the 1940 Act, as of December 31, 2025.

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee:
George H. Davis, Jr.	None	Over $100,000
Independent Trustees:
Randall H. Breitenbach	None	Over $100,000

Alejandra C. Edwards, Ph.D.	None	Over $100,000

Marcy Elkind, Ph.D.	None	Over $100,000

Robert Fitzgerald	None	Over $100,000

H. Thomas Hicks	None	None

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Compensation of Trustees

The Trust does not pay salaries to any of its officers, except the Chief Compliance Officer, or fees to its Trustee who is affiliated with the Advisor. The Trust pays to each Independent Trustee, for service to the Trust, a $75,000 annual retainer, which is paid in quarterly installments. Effective January 1, 2026, the Board Chair, the Audit Committee Chair and the Nominating and Governance Committee Chair receive additional annual compensation of $34,000, $29,000 and $8,000, respectively, and the Board Vice Chair and Audit Committee Vice Chair receive additional annual compensation of $8,000. Prior to January 1, 2026, the Board Chair, the Audit Committee Chair and the Nominating and Governance Committee Chair received additional annual compensation of $32,000, $27,000 and $7,500, respectively, and the Board Vice Chair and Audit Committee Vice Chair received additional annual compensation of $7,500. The Trust reimburses each Independent Trustee for his or her out-of-pocket expenses relating to attendance at Board and Committee meetings.

The following table sets forth the compensation earned by the Independent Trustees for the fiscal year ended June 30, 2026. The portion of each Independent Trustee’s compensation that is allocated to the Fund will be paid by the Advisor pursuant to the Expense Cap Agreement (see the section below entitled “Investment Advisory Agreement”).

Name	Position Held with the Trust	Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expense	Estimated Annual Benefits upon Retirement	Aggregate Compensation from Trust*
Randall H. Breitenbach	Trustee	$108,000	None	None	$108,000
Alejandra C. Edwards, Ph.D.	Trustee	$82,750	None	None	$82,750
Marcy Elkind, Ph.D.	Trustee	$82,750	None	None	$82,750
Robert Fitzgerald	Trustee	$103,000	None	None	$103,000
H. Thomas Hicks	Trustee	$82,750	None	None	$82,750
(1)For the fiscal year ended June 30, 2026, Trustees fees totaled $459,250.

Investment Advisory Agreement

Hotchkis & Wiley Capital Management, LLC (previously defined as the “Advisor”) serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) and is located at 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5704. The Advisor is a Delaware limited liability company, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of the Advisor, and Stephens - H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor supervises and arranges the purchase and sale of securities held in the Fund’s portfolio and manages the Fund. The Advisor also manages other investment company portfolios and separate investment advisory accounts.

The Advisory Agreement continues in effect for an initial two-year period, and from year to year thereafter only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Independent Trustees, who are not parties to the Advisory Agreement or interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund upon 60 days’ written notice to the Advisor when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Trustees, or by the Advisor upon 60 days’ written notice to the Trust, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor shall not be liable under such agreement for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

The Fund does not pay advisory fees to the Advisor.

The Advisor has agreed to reimburse the Fund for all operating expenses incurred so that regular annual operating expenses of the Fund will be 0.00% of the Fund’s average annual net assets (the “Expense Cap Agreement”). The expense limitations and/or reimbursements do not cover front-end or contingent deferred sales loads, taxes, leverage
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interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation. The Advisor has agreed to these expense limits through August 31, 2027. The Expense Cap Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund, upon sixty (60) days’ written notice to the Advisor. The Expense Cap Agreement may not be terminated by the Advisor without the consent of the Board of Trustees of the Trust. The Expense Cap Agreement will automatically terminate upon termination of the Advisory Agreement. As the Advisor has agreed to reimburse 100% of the Fund’s operating expenses other than the above described excluded expenses, the Advisor has a conflict of interest in how expenses will be allocated among the various series of the Trust. The Advisor has an incentive to have expenses allocated away from the Fund to other series of the Trust as the Advisor bears all expenses of the Fund. While the Trust has procedures to address this conflict, the conflict nevertheless remains.

There are no advisory or other fees payable to the Advisor for its services under the Advisory Agreement. However, all fund shareholders are participants in separately managed account programs where the Advisor or an affiliate of the Advisor receives a fee from the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or from the program participant for managing or advising assets in the program participant’s managed account, including assets that may be invested in the Fund.

Portfolio Managers

The Fund is managed by the investment team of the Advisor (“Investment Team”), including portfolio managers. The Investment Team also has responsibilities for the day-to-day management of accounts other than the Fund. The Advisor has identified the portfolio managers with the most significant responsibility for the Fund’s portfolio. The list does not include all members of the investment team.

George H. Davis, Jr. and David Green each serve as a portfolio manager for the Fund and are jointly and primarily responsible for the day-to-day management of the Fund. The following table provides information about funds and accounts, other than the Fund, for which the Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of June 30, 2026.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
George H. Davis, Jr. David Green CFA	25 $25 billion	16 $4.1 billion	50 $6.6 billion	2 $17.4 billion	2 $356 million	3 $727 million

Conflicts of Interest. From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other hand. For example, the portfolio managers also manage institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The portfolio managers may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. The Advisor may be restricted from purchasing more than a limited percentage of the outstanding shares of a company or otherwise restricted from trading in a company’s securities due to other regulatory limitations. If a company is a viable investment for more than one investment strategy, the Advisor has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably. Additionally, potential and actual conflicts of interest may also arise as a result of the Advisor’s other business activities and the Advisor’s possession of material non-public information about an issuer.

Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay the Advisor performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for the Advisor to favor such accounts in making investment decisions and allocations, the Advisor has adopted policies and procedures reasonably
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designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

Since accounts are managed to a target portfolio by the portfolio managers, adequate time and resources are consistently applied to all accounts in the same investment strategy.

The Investment Team, including portfolio managers, is compensated in various forms, which may include one or more of the following: (i) a base salary, (ii) bonus, (iii) profit sharing and (iv) equity ownership. Compensation is used to reward, attract and retain high quality investment professionals.

The Investment Team is evaluated and accountable at three levels. The first level is individual contribution to the research and decision-making process, including the quality and quantity of work achieved. The second level is teamwork, generally evaluated through contribution within sector teams. The third level pertains to overall portfolio and firm performance.

Fixed salaries and discretionary bonuses for investment professionals are determined by the Chief Executive Officer of the Advisor using tools which may include annual evaluations, compensation surveys, feedback from other employees and advice from members of the firm’s Executive and Compensation Committees. The amount of the bonus is determined by the total amount of the firm’s bonus pool available for the year, which is generally a function of revenues. No investment professional receives a bonus that is a pre-determined percentage of revenues or net income. Compensation is thus subjective rather than formulaic.

The portfolio managers of the Fund own equity in the Advisor. The Advisor believes that the employee ownership structure of the firm will be a significant factor in ensuring a motivated and stable employee base going forward. The Advisor believes that the combination of competitive compensation levels and equity ownership provides the Advisor with a demonstrable advantage in the retention and motivation of employees. Portfolio managers who own equity in the Advisor receive their pro rata share of the Advisor’s profits. Investment professionals may also receive contributions under the Advisor’s profit sharing/401(k) plan.

Finally, the Advisor maintains a bank of unallocated equity to be used for those individuals whose contributions to the firm grow over time. If any owner should retire or leave the firm, the Advisor has the right to repurchase their ownership thereby increasing the equity bank. This should provide for smooth succession through the gradual rotation of the firm’s ownership from one generation to the next.

The Advisor believes that its compensation structure/levels are more attractive than the industry norm, which is illustrated by the firm’s lower-than-industry-norm investment personnel turnover.

Ownership of Shares. As of June 30, 2026, the portfolio managers do not beneficially own any shares of the Fund.

Codes of Ethics

The Board of Trustees of the Trust has approved a Code of Ethics under Rule 17j-1 under the 1940 Act that covers the Trust and the Advisor (the “Code of Ethics”). The Code of Ethics permits subject personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions. The protective provisions of the Code of Ethics prohibit certain investments and limit these personnel from making investments during periods when the Fund is making such investments. The Code of Ethics is on public file with, and is available from, the Commission. The Board of Trustees has also approved a separate Code of Ethics for the Principal Executive Officer and Principal Financial Officer related to the Fund’s financial reporting.

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Proxy Voting Policy

Generally, the Advisor will vote (by proxy or otherwise) in all matters for which a shareholder vote is solicited by, or with respect to, issuers of securities beneficially held in the Fund’s accounts in such manner as the Advisor deems appropriate in accordance with its written policies and procedures. The Advisor may affirmatively decide that voting on certain matters may not be in the Fund’s best interest. These policies and procedures set forth guidelines for voting typical proxy proposals. However, each proxy issue will be considered individually in order that the Advisor may consider what would be in the Fund’s best interest. Further, where a proxy proposal raises a material conflict of interest between the interests of the Advisor and the Fund, a member of the Advisor’s Proxy Oversight Committee will review the vote to determine that the decision was consistent with established guidelines and not prompted by any conflict of interest. See Appendix A for the Advisor’s Proxy Voting Policies and Procedures.

Non-U.S. proxies (and particularly those in emerging markets) may involve a number of challenges that restrict or prevent the Advisor’s ability to vote proxies. As a result, the Fund’s non-U.S. proxies will be voted on a best-efforts basis.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available no later than August 31 of each year (beginning with the period ended June 30, 2025) without charge (i) by calling 1-866-HW-FUNDS (1-866-493-8637), and (ii) on the Commission’s website at http://www.sec.gov.

Portfolio Turnover

Portfolio turnover measures the percentage of a fund’s total portfolio market value that was purchased or sold during the period. A fund’s portfolio turnover rate provides an indication of how transaction costs (which are not included in a fund’s expenses) may affect a fund’s performance. Also, funds with a high turnover may be more likely to distribute capital gains that may be taxable to shareholders (including short-term capital gains that are generally taxed for federal income tax purposes as ordinary income when distributed to shareholders). The Fund’s portfolio turnover rate for the fiscal years ended June 30, 2026 and 2025 are stated below. Portfolio turnover rates could change significantly in response to turbulent market conditions.

2026	2025
75%	107%

Historically, turnover in the Hotchkis and Wiley Funds has ranged from 20% to 200%. On average, the Advisor typically expects an investment thesis to unfold over a two year period. A two-year holding period would create a 50% portfolio turnover. Factors that increase or decrease portfolio turnover include market conditions, change in the quantity of investment opportunities, purchase and redemption activity, and the change in the risk returns within portfolios.

Disclosure of Portfolio Holdings

The Trust has adopted, and the Board of Trustees has approved, policies and procedures reasonably designed to ensure that non-public disclosure of the Fund’s portfolio holdings is in the best interests of Fund shareholders, or at least will do no harm to Fund shareholders. No information concerning the Fund’s portfolio holdings may be disclosed except as provided below.

Regulatory Filings

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of a Fund’s portfolio holdings with the SEC on Form N-PORT. The Trust also discloses a complete schedule of each Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth fiscal quarters. The Trust’s Forms N-PORT and Forms N-CSR on behalf of a Fund will be available on the SEC’s website at www.sec.gov. The Trust’s Forms N-PORT and Forms N-CSR are available without charge, upon request, by calling 1-866-HW-FUNDS (1-866-493-8637).

Portfolio Holdings on the Fund’s Website and in Marketing Materials

The Fund’s complete unaudited portfolio holdings as of each month-end will generally be available by the last business day of the following month on the Fund’s website. In certain instances, the Fund’s month-end portfolio holdings may be
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disclosed earlier than the last business day of the following month to certain third-parties under the following conditions: (i) for legitimate business purposes; (ii) no adverse impact is anticipated to Fund shareholders; and (iii) portfolio holdings are posted on the Fund’s website. The Fund’s quarter-end top 10 holdings, industry and sector classifications, portfolio characteristics including price-to-book ratio, median market cap, turnover and yield-to-worst of the Fund, generally are available by the eighth to tenth business day after quarter-end on the Fund’s website.

Quarterly commentary for the Fund, which may discuss the Fund’s sectors, industries and individual holdings, generally is available approximately 15 to 18 business days after the end of each calendar quarter. Quarterly fact sheets for the Fund, which may include Top 10 holdings, industry and sector classifications, portfolio characteristics including price-to-book ratio, market cap, turnover and yield-to-worst, generally will be available by the tenth business day after calendar quarter end. Quarterly attribution reports (quarter-to-date and year-to-date), generally will be available by the 12th business day after quarter-end. These reports include top and bottom five contributors to performance, as well as bullet points which may discuss the Fund’s sectors, industries and individual holdings (top 10 holdings).

Information on the Fund’s portfolio holdings and characteristics may be obtained through the Fund’s website or by calling 800-796-5606.

This information will, at a minimum, remain on the Fund’s website until the Fund files a list of its holdings with the Securities and Exchange Commission for the relevant periods.

Disclosure of Holdings to Analytical Companies

The Fund’s portfolio holdings generally are sent to certain analytical companies (Morningstar, Bloomberg, Broadridge, S&P, Vestek, Thomson Financial, etc.) and investment consultants either monthly or quarterly on the next business day after a complete set of holdings is available on the Fund’s website.

Disclosure of Holdings to Service Providers and Other Parties

The Fund’s portfolio holdings are disclosed to service providers on an on-going basis in the performance of their contractual duties. These providers include, but are not limited to, the Fund’s custodian, fund accountant, fund administrator, printing companies, public accounting firm and attorneys. Holdings are disclosed to service providers that perform operational services for all of the accounts managed by the Advisor, including the Fund, which include back office services, portfolio accounting and performance systems services, proxy voting services and analytical and trading systems (such as FactSet, Bloomberg and Charles River). Employees of the Advisor also may have frequent access to portfolio holdings. The frequency of disclosure to these parties varies and may be as frequently as intra-day with no lag.

Various broker/dealer and other parties involved in the trading and settlement process have access to Fund portfolio information when the Fund is buying and selling Fund securities.

Non-public disclosure of the Fund’s portfolio holdings will only be made to service providers and other parties who are under a duty of confidentiality to the Fund, whether by explicit written agreement or by virtue of their duties to the Fund. The Trust and/or the Advisor will make reasonable efforts to obtain written confidentiality agreements and prohibitions on trading based on knowledge of the Fund’s portfolio holdings with the service providers and other parties who receive the Fund’s portfolio holdings information prior to the holdings being made public. Employees of the Advisor are subject to the Trust’s and the Advisor’s Code of Ethics, but the improper use of Fund portfolio holdings by other parties is possible, notwithstanding contractual and confidentiality obligations.

The Fund may provide ad hoc portfolio attribution and characteristics for non-quarter end periods to investment consultants, financial intermediaries, shareholders or others who require such information for legitimate business purposes. Requests for this information can be standing requests or made by calling 800-796-5606. The Fund reserves the right to refuse to fulfill a request if it deems that providing information would be contrary to the best interest of the Fund. Such decisions are made by the President of the Trust or the Trust’s CCO.

Portfolio holdings may be disclosed to governmental and self-regulatory authorities pursuant to applicable laws or regulations, or a judicial, regulatory or other similar demand or request.

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Disclosure of Individual Portfolio Holdings

From time to time, employees of the Advisor may express their views orally or in writing on securities held in the Fund with the public, media, current or prospective shareholders of the Fund, investment consultants/advisers and/or rating/ranking firms. The securities may be ones that were purchased or sold since the Fund’s most recent month-end portfolio holdings and may not yet be disclosed on its website. In these situations, the confirmation of whether a stock is held in the Fund and its portfolio weighting as of a specific date must follow the public disclosure procedures as described above.

Disclosure for Shareholder In-Kind Distributions

To the extent a shareholder’s shares are to be redeemed in exchange for its pro rata share of the securities held by the Fund, such shareholder may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to the redemption request, provided that the shareholder agrees in writing to maintain the confidentiality of the portfolio holdings information and not to trade on such information.

Other Clients of the Advisor

Various non-Fund portfolios of other clients of the Advisor may hold securities substantially similar to those held by the Fund, since the Advisor maintains a “target portfolio” for each of its investment strategies which often utilizes similar securities for various client portfolios (including the Fund) managed with a particular investment strategy. These clients generally have access to current portfolio holding information for their accounts and do not owe the Fund or the Advisor a duty of confidentiality with respect to disclosure of their portfolio holdings. The Advisor has implemented separate policies and procedures with respect to appropriate disclosure of the Advisor’s representative or target portfolios, including to the Advisor's other clients and/or other third-parties, which may differ from the Fund’s public disclosure procedures. It is possible that such persons or other market participants may use such information for their own benefit, which could negatively impact the Fund’s execution of purchase and sale transactions.

Defaulted/Distressed Securities

The Advisor may, in its discretion, publicly disclose portfolio holdings information at any time with respect to securities held by the Fund that are in default or experiencing a negative credit event. Any such disclosure will be disseminated through the Fund’s website or by similar means.

Trading Desk Reports

The trading desks of the Advisor may periodically distribute lists of applicable investments held by their clients (including the Fund) for the purpose of facilitating efficient trading of such investments and receipt of relevant research.

Board of Trustees Oversight of Disclosure of Fund Portfolio Holdings

Exceptions to these Disclosure Policies may be granted only by the Trust’s President or CCO upon a determination that the release of information (1) would be appropriate for legitimate business purposes and (2) is not anticipated to adversely affect Fund shareholders. Any such disclosures of Fund portfolio holdings shall be disclosed to the Board of Trustees at its next regular meeting.

Notwithstanding anything herein to the contrary, the Fund’s Board of Trustees and an appropriate officer of the Fund, or the Fund’s President or CCO may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in these Disclosure Policies. (For example, the Trust may determine to not provide purchase and sale information with respect to Hotchkis and Wiley Funds that invest in smaller capitalization companies or less liquid securities.)

There is no assurance that the Fund’s Disclosure Policies will protect the Fund from potential misuse of holdings information by individuals in possession of that information.

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Reporting of Violations

Each violation of these Disclosure Policies must be reported to the CCO. If the CCO deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he/she shall report to the Fund’s Board of Trustees, as required by Rule 38a-1.

Large Trade Notifications

The Fund or its agent may from time to time receive notice that a current or prospective shareholder will place, or that a financial intermediary has received, an order for a large trade in the Fund’s shares. The Fund may determine to enter into portfolio transactions in anticipation of that order, even though the order will not be placed or processed until the following business day, as applicable. This practice provides for a closer correlation between the time shareholders place trade orders and the time the Fund enters into portfolio transactions based on those orders, and permits the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate its investment positions, in the case of redemption orders. On the other hand, the current or prospective shareholder or financial intermediary, as applicable, may not ultimately place or process the order. In this case, the Fund may be required to borrow assets to settle the portfolio transactions entered into in anticipation of that order, and would therefore incur borrowing costs. The Fund may also suffer investment losses on those portfolio transactions. Conversely, the Fund would benefit from any earnings and investment gains resulting from such portfolio transactions.

Marketing and Support Payments

The Advisor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. The Advisor does not currently intend to make such payments, but reserves the right to initiate payments in the future without notice to shareholders. These payments may be divided into categories as follows:

Support Payments
Payments may be made by the Advisor to certain financial intermediaries in connection with the eligibility of the Fund to be offered in certain programs and/or in connection with meetings between the Fund’s representatives and Financial Intermediaries and their sales representatives. Such meetings may be held for various purposes, including providing education and training about the Fund and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

Entertainment, Conferences and Events
The Advisor also may pay cash or non-cash compensation to sales representatives of Financial Intermediaries in the form of (1) occasional gifts; (2) occasional meals, tickets or other entertainments; and/or (3) sponsorship support for the Financial Intermediaries’ client seminars and cooperative advertising. In addition, the Advisor pays for exhibit space or sponsorships at regional or national events of Financial Intermediaries.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by Financial Intermediaries may provide such Financial Intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

As of the date of this SAI, the Advisor does not have agreements with any firms to pay such support payments to the Fund. Future support payments may be structured in three ways: (1) as a percentage of net sales; (2) as a percentage of net assets; and/or (3) a flat fee.

SERVICE PROVIDERS

Administrator, Transfer Agent and Fund Accountant
Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the administrator to the Fund. Fund Services provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of,
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the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of the Fund’s shares.

Pursuant to the Administration Agreement, as compensation for its services, Fund Services receives from the Fund, a fee based on the Fund’s current average daily net assets, subject to a minimum annual fee. Fund Services also is entitled to certain out-of-pocket expenses. Fund Services also acts as fund accountant, transfer agent and dividend disbursing agent under separate agreements.

For services rendered to the Predecessor Fund and the Fund, Fund Services received the following in fund administration fees:

2026	2025	2024
$41,990	$41,922	$68,722

PORTFOLIO TRANSACTIONS AND BROKERAGE

Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. In the case of securities traded in the over-the-counter markets, the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Advisor may receive brokerage and research services and other similar services from many broker-dealers with which the Advisor places the Fund’s portfolio transactions. These services may include such matters as trade execution services, general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, trade magazines, company financial data, market data, pricing services, quotation services, and news services utilized by the Advisor’s investment professionals. Where the services referred to above are not used exclusively by the Advisor for brokerage or research purposes, the Advisor, based upon allocations of expected use, would bear that portion of the cost of these services which directly relates to their non-brokerage or non-research use. Some of these services may be of value to the Advisor in advising a variety of its clients (including the Fund), although not all of these services would necessarily be useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the Advisor may receive these services even though the Advisor might otherwise be required to purchase some of these services for cash.

The Advisor places orders for the purchase and sale of portfolio investments for the Fund and buys and sells investments for the Fund through a substantial number of brokers and dealers. In so doing, the Advisor uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Advisor, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Foreign currency transactions for the Fund are generally executed in two different manners. As a general matter, foreign currency transactions are executed by the Fund’s custodian pursuant to standing instructions. These transactions are
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executed automatically by the custodian at its discretion or on its schedule following receipt of securities trade or other data from the Advisor, an executing broker, custodial affiliate, or another party. The terms under which the custodian performs these standing instruction foreign currency transactions such as timing, pricing, fees/spreads, reporting, etc. are on terms agreed between the Fund and the custodian. Transactions in restricted currencies, i.e., currencies that do not trade on global foreign currency markets, as well as foreign currency transactions needed to repatriate dividends and income, interest, and other cash proceeds accumulated as a result of ownership of foreign ordinary shares and held in foreign custodial accounts, are executed by custodians pursuant to standing instructions. Foreign currency rates charged by the custodian for these transactions are often higher than the lowest available rates and custodians’ foreign currency transactions may or may not be competitive or transparent. Alternatively, the Advisor may execute trades with third-party brokers particularly when settling trades in foreign securities.

As permitted by Section 28(e) of the 1934 Act, and by the Investment Advisory Agreement, the Advisor may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to the Advisor an amount of disclosed commission for effecting securities transactions for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. The provision of research and brokerage products and services is often referred to as “soft dollar arrangements.” The Advisor’s authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

For transactions in fixed income and convertible securities, the provision of brokerage and research services is not typically considered, although the Advisor may receive research or research-related credits from broker-dealers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for the Fund. Since the securities in which other clients of the Advisor invest consist primarily of fixed income securities, which are generally not subject to stated brokerage commissions, as described above, their investments in securities subject to stated commissions generally constitute a small percentage of the aggregate dollar amount of their transactions. Accordingly, other clients of the Advisor which invest primarily in fixed income securities will generate less brokerage commissions to pay for research services which may result in a less proportionate amount of commissions paid for research services than equity accounts.

The Advisor also may participate in client commission arrangements, commission sharing arrangements and step-out transactions to receive eligible research and brokerage products and services. In “client commission arrangements” or “commission sharing arrangements,” the Advisor may effect transactions, subject to best execution, through a broker and request that the broker allocate a portion of the commission or commission credits to a segregated “research pool(s)” maintained by the broker. The Advisor may then direct such broker to pay for various products and services that are eligible under the safe harbor of Section 28(e). Participating in client commission arrangements or commission sharing arrangements may enable the Advisor to (1) strengthen its key brokerage relationships; (2) consolidate payments for research and brokerage products and services; and (3) continue to receive a variety of high quality research and brokerage products and services while facilitating best execution in the trading process.

In a step-out transaction, the Advisor directs a trade to a broker with instructions that the broker execute the transaction, but “step-out” all or portion of the transaction or commission in favor of another broker that provides eligible research and brokerage products or services. The second broker may clear and/or settle the transaction and receive commissions for the stepped-in portion. The Advisor only enters into step-out transactions if it will not hinder best execution.

In addition to trading with client commission arrangement brokers as discussed above, the Advisor effects trades with full service and introducing brokers, Electronic Communication Networks, Alternative Trading Systems, and other execution services.

From time to time, the Advisor may purchase new issues of securities for clients, including the Fund, in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The Fund anticipates that its brokerage transactions involving securities of issuers domiciled outside of the United States will generally be conducted on the principal stock exchanges of such countries. Brokerage transactions and other transaction costs on foreign stock exchanges generally are higher than in the U.S., although the Fund will attempt to
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achieve the best net results in effecting its portfolio transactions. There is generally less governmental supervision and regulation of foreign brokers and foreign stock exchanges than in the U.S.

Foreign equity securities may be held by the Fund in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges, or traded in the Over-the-Counter markets in the United States or Europe, as the case may be. ADRs traded in the United States, like other securities traded in the United States, will be subject to negotiated commission rates. The Fund’s ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets.

Because the Fund’s shares are redeemable on a daily basis in U.S. dollars, the Advisor intends to manage the Fund so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have significant effect on the Fund’s portfolio strategies.

Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Advisor acts as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients of the Advisor when one or more clients of the Advisor are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Advisor acts as adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Advisor during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Aggregate brokerage commissions paid by the Fund for the three most recent fiscal years ended June 30 are shown in the table below.

2026	2025	2024
$84,404	$107,947	$109,566

The value of the Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act), if any, as of June 30, 2026, were as follows:

Regular Broker-Dealer	Debt-Equity	Value
Citigroup, Inc.	Equity	$909,740

PRICING OF SHARES

The NAV of the shares of the Fund is determined once daily Monday through Friday as of the close of regular trading on the NYSE on each day the NYSE is open for trading based on prices at the time of the close of regular trading. Regular trading on the NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.

NAV per share of the Fund is computed by dividing the value of the securities held by that Fund plus any cash or other assets (including interest and dividends accrued but not yet received), minus all Fund liabilities (including accrued expenses), by the total number of Fund shares outstanding at such time, rounded to the nearest cent. For purposes of determining the NAV, security transactions are normally recorded one business day after the trade date. Expenses are accrued daily.

Portfolio securities are valued by an independent pricing agent to the extent possible. In determining the NAV of the Fund’s shares, equity securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market (“NSM”) (including the Nasdaq National Market and the Nasdaq Small Cap Market) are valued at the last reported sale price (or official closing price) on that day as of the close of the NYSE (which is generally 4:00 p.m. Eastern
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time), or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or NSM. Unlisted equity securities that are not included in NSM are valued at the last sale price, or if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market.

Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued at the evaluated mean provided by independent pricing services, which take into account appropriate factors such as institutionalized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, but may also be valued based on reported transactions or a broker-dealer quotation. The pricing services may provide a price determined by a matrix pricing method or other analytical pricing models.

Options, futures contracts and options thereon which are traded on exchanges are valued at their last sale price as of the close of the exchanges or, if no sales are reported on a particular business day, the average of the last reported bid and ask quotations across the exchanges on which the option is traded will be used. Non-exchange traded options will be valued at the average of the last bid and ask quotations.

Trading in securities listed on foreign securities exchanges or over-the-counter markets is normally completed before the close of regular trading on the NYSE. In addition, foreign securities trading may not take place on all business days in New York and may occur on days on which the NYSE is not open. In addition, foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. It is possible that market timers may attempt to buy or sell Fund shares to profit from price movements in foreign markets that are not yet reflected in the Fund’s NAV. Such trades may have the effect of reducing the value of existing shareholders’ investments. As described below, the Advisor has adopted valuation procedures that provide for the use of fair value pricing for foreign securities as of the close of the NYSE. The Fund’s use of fair value pricing is designed to more accurately determine the current market value of a portfolio security and to minimize the possibilities for time-zone arbitrage.

Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Foreign currency exchange transactions conducted on a spot basis are valued at the spot rate prevailing in the foreign exchange market.

A third-party vendor’s proprietary fair value pricing model is used to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE. The vendor provides fair values for such securities based on certain quantitative factors and methods which generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Fund will value its non-U.S. securities with fair values provided by the vendor if there is a movement in the U.S. market that exceeds certain thresholds or tolerances established by the Advisor. The vendor may not be able to provide fair values for certain securities, including securities of companies in emerging markets. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s NAVs may differ from quoted or official closing prices, and the proceeds received upon disposal of such securities may differ from their recorded value.

The Board has designated the Advisor as the Fund’s “valuation designee” to perform all fair valuations of the Fund’s portfolio investments, subject to the Board's oversight. The Advisor, as the Fund’s valuation designee, has established procedures for its fair valuation of the Fund’s portfolio investments, which address, among other things, determining when market quotations are not readily available or reliable and the fair valuation of such portfolio investments, as well as the use and oversight of third-party pricing services for fair valuation.

Each investor in the Fund may add to or reduce his or its investment in the Fund on each day the NYSE is open for trading. The value of each investor’s interest in the Fund will be determined as of the close of regular trading on the NYSE by multiplying the NAV of the Fund by the percentage, effective for that day, that represents that investor’s share of the aggregate interests in the Fund. Any additions or withdrawals to be effected on that day will then be effected. The investor’s percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Fund as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Fund effected on such day, and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor’s interest in the Fund after the close of regular trading on the NYSE on the
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next determination of NAV of the Fund. In addition, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s designee receives the order.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of the Fund’s shares.

How to Buy Shares
The Fund may not be available for sale in certain states. Prospective investors should inquire as to whether the Fund is available for sale in their state of residence. Shares of the Fund have not been registered for sale outside of the United States.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where the Advisor has an agreement with the Program Sponsor, or directly with the client, to provide management or advisory services to the managed account. The Fund does not issue share certificates.

There are no maximum or minimum investment requirements in the Fund (although your Program Sponsor may have certain investment requirements). Purchase orders are made based on instructions from the Advisor or Program Sponsor to the broker/dealer who executes trades for your account. To make a purchase, your broker/dealer must submit a purchase order to the Fund’s transfer agent, either directly or through an appropriate clearing agency.

The public offering price for shares of the Fund is equal to the NAV per share at the time of purchase. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in proper form, as discussed in the Fund’s Prospectus. In order to receive that day’s public offering price, the Transfer Agent must receive your order in proper form before the close of regular trading on the NYSE, generally, 4:00 p.m., Eastern Time.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund’s shares, and (ii) to reject purchase orders in whole or in part when in the judgment of the Advisor or the distributor such rejection is in the best interest of the Fund.

In addition to cash purchases, the Fund’s shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy the Fund’s shares must be readily marketable; their acquisition consistent with the Fund’s objective and otherwise acceptable to the Advisor and the Board.

Purchase In-Kind
In limited circumstances, and subject to the prior consent of the Fund, the Fund may accept payment for shares in securities. Investors may purchase Fund shares for consideration consisting of securities rather than cash when, in the judgment of the Advisor, the securities: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market. Transactions of this type are generally a taxable transaction. Before purchasing shares by tendering payment in-kind, investors are urged and advised to consult with their own tax advisor regarding the tax consequences of such a transaction.

How to Sell Shares and Delivery of Redemption Proceeds
You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Fund or through your Financial Intermediary.

Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Fund’s Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

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A redemption is generally treated for federal income tax purposes as a taxable sale of the redeemed shares, the consequences of which are described below in “Distributions and Tax Information”.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Redemptions In-Kind
If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in-kind of readily marketable securities from the portfolio of the Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder would incur brokerage costs in subsequently converting the assets into cash. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

REFLOW REDEMPTION SERVICE

The Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle that business day. The Fund is not guaranteed to receive cash from ReFlow on any given day as allocation of ReFlow’s cash is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net shareholder purchases at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

For use of the ReFlow service, the Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through the auction process. The current minimum fee rate (which is subject to change) is 0.14% of the value of the Fund shares purchased by ReFlow, although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to the Fund's objective, policies, or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. Reflow will periodically redeem its entire share position in the Fund. The Fund will ultimately determine whether to redeem ReFlow's position in cash or in-kind based on the best interests of the Fund. The Fund expects that in-kind redemptions will comprise a significant portion of redemptions paid to ReFlow. In-kind redemptions will be made in accordance with the Fund’s redemption-in-kind policies described in the Prospectus. Purchases and redemptions of Fund shares by ReFlow under the program are not considered excessive short-term trading under the Fund’s Market Timing policies and procedures.

The Fund's Board has approved the use of the ReFlow liquidity program. The Advisor believes that the program may benefit the Fund, although there is no guarantee that the program will do so. For example, redemptions in-kind may reduce the need for the Fund to maintain cash reserves, reduce Fund transaction costs, reduce the need to sell Fund investments at inopportune times, and lower Fund capital gain recognition. To the extent that the assets of the Fund do not decline, the Advisor may also benefit.

PRINCIPAL LIQUIDITY SOLUTIONS

The Advisor may use brokers to provide principal liquidity solutions. In a principal liquidity transaction, a broker acts as a principal in trading, using its own capital to facilitate trades and provide liquidity to the Funds. The broker provides customized solutions to reduce trade cost and enhance liquidity for outsized situations. Execution facilitation using principal liquidity solutions may entail trades that fall outside the high or low of the day, may not occur during regular market hours and may not report to a consolidated data feed.

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THE FUND’S PRINCIPAL UNDERWRITER AND DISTRIBUTOR

Quasar Distributors, LLC (“Quasar”), a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group) and is located at 190 Middle Street, Suite 301, Portland, Maine 04101, serves as the Fund’s principal underwriter and distributor in a continuous public offering of the Fund’s shares on a best efforts basis. Pursuant to a distribution agreement between the Trust and Quasar (the “Distribution Agreement”), Quasar acts as the Fund’s principal underwriter and distributor and provides certain administrative services and arranges for the sale of the Fund’s shares. Quasar is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of FINRA. Pursuant to the Distribution Agreement, compensation owed to Quasar for services provided are paid from the Fund’s Rule 12b-1 fees, or if the Fund does not have a Rule 12b-1 plan or if Rule 12b-1 fees are insufficient compensation owed to Quasar is paid by the Advisor. The Fund does not have a Rule 12b-1 plan and therefore Quasar’s fees are paid by the Advisor.

The Distribution Agreement between the Trust and Quasar will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees.

DISTRIBUTIONS AND TAX INFORMATION

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such tax consequences and does not address any state, local and foreign taxes, nor does it purport to deal with all types of investors and should not be construed as tax advice. Investors are therefore advised to consult with their own tax advisors before making an investment in the Fund.

Fund Taxation

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Qualification as a regulated investment company requires, among other things, that (1) at least 90% of the Fund’s annual gross income be derived each taxable year from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from interests in qualified publicly traded partnerships; and (2) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers controlled by the Fund that are engaged in the same, similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, in any fiscal year in which the Fund distributes at least 90% of its net investment income (i.e., the Fund’s investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid and the Fund’s net tax-exempt income), such Fund (but not its shareholders) will generally be relieved of paying federal income tax on its net investment income and net capital gain (i.e., the Fund’s net long-term capital gain in excess of the sum of net short-term capital loss and capital loss carryovers available from prior years, if any) that it distributes to shareholders. However, the Fund will be subject to federal income tax on any undistributed net investment income and net capital gain. As of June 30, 2026, the Fund did not have any capital loss carryovers, post-October losses or tax basis late year losses, which are not recognized for tax purposes until the first day of the following fiscal year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax payable by the Fund. To prevent imposition of this excise tax, the Fund must distribute, or be deemed to have distributed, to its shareholders, during each calendar year, at least 98% of its ordinary income for that calendar year, at least 98.2% of the excess of its capital gains over its capital losses for the one-year period ending October 31 in such calendar year, and all undistributed ordinary income and capital gains from preceding year(s) on which the Fund did not pay federal income tax, if any. The Fund intends to meet these distribution requirements in order to avoid this excise tax liability.
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If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, will constitute dividends which although generally eligible for the dividends received deduction available to corporate shareholders provided certain holding period and other requirements are satisfied, will be taxable to shareholders as ordinary income, even though such distributions might otherwise, at least in part, have been treated as long-term capital gain in such shareholders’ hands. Furthermore, in such event, non-corporate shareholders of the Fund generally would be able to treat such distributions as “qualified dividend income” eligible for reduced rates of federal income taxation, provided certain holding period and other requirements are satisfied.

The Fund’s transactions in certain forward and futures contracts, hedged investments and options will be subject to special provisions of the Code that, among other things, may affect the character of gain or loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. For example, at the end of each year, certain investments held by the Fund must be “marked-to-market” for federal income tax purposes; that is, they are treated as having been sold at their fair market value, which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirement for avoiding income and excise taxes.

Options held by the Fund at the end of each fiscal year on a broad-based stock index are treated under the Code as Section 1256 contracts and will be required to be marked-to-market for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss (“60/40 gain or loss”). Certain other options, futures contracts and options on futures contracts utilized by the Fund are also Section 1256 contracts. These Section 1256 contracts held by the Fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are also “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss, together with the gain or loss on actual sales, is treated as a 60/40 gain or loss. In such circumstances, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash, to satisfy the distribution requirements to maintain its status as a regulated investment company or to avoid federal income or excise taxes.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

The Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

The Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

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The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the Internal Revenue Service (the “IRS”) may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

Generally, the character of the income or capital gains that the Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies under the Code. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

The Fund may invest to a limited degree in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a regulated investment company may derive 90% of its gross income. However, no more than 25% of the value of a regulated investment company’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which the Fund invests is taxed as a partnership for federal income tax purposes, the Fund will be taxed on its allocable share of the MLP’s income regardless of whether the Fund receives any distribution from the MLP. Thus, the Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a regulated investment company and to avoid federal income and excise taxes. Distributions of cash (or in certain cases the fair market value of securities) to the Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If the Fund’s basis is reduced to zero, such distributions will constitute capital gain for federal income tax purposes.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

To the extent the Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Because the amount of the Fund’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance. Shareholders may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stock or securities in foreign corporations, the Fund may be eligible to file an election with the IRS pursuant to which shareholders of the Fund will be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received, (ii) treat such respective pro rata shares as foreign income taxes paid by them, and (iii) deduct such pro rata shares in computing their U.S. federal taxable income, or, alternatively, use them as foreign tax credits against their U.S. federal income tax liability, subject in both cases to applicable limitations. Shareholders who do
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not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by the Fund, although such shareholders may be able to claim a credit for foreign taxes paid and in any event will be required to include their share of such taxes in gross income. Tax-exempt shareholders will not ordinarily benefit from this election relating to foreign taxes. Each year, the Fund will notify shareholders of the amount of each shareholder’s pro rata share of foreign income taxes paid by the Fund, if the Fund qualifies to pass along such taxes. If the Fund does not make such an election, the net investment income of the Fund will be reduced by the foreign taxes paid by the Fund and shareholders will not be required to include in their gross income and will not be able to claim a credit or deduction for their pro rata share of foreign taxes paid by the Fund.

If the Fund receives an “excess distribution” with respect to the stock of a passive foreign investment company (“PFIC”), the Fund itself may be subject to federal income tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute certain investment-type assets or 75% or more of its gross income is certain investment-type income.

Under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Rather than being taxed on the PFIC income as discussed above, the Fund may be eligible to elect alternative tax treatment. Under an election that currently is available in certain circumstances, the Fund generally would be required to include in its gross income its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. In addition, another election may be available that would involve marking to market the Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and treated as ordinary income or loss (subject to certain limitations). If this election were made, federal income tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. The Fund’s intention to qualify annually as a regulated investment company may limit its options with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not invest in PFIC shares.

The Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT will not qualify for the corporate dividends received deduction and generally will not constitute qualified dividend income.

Under a notice issued by the IRS, a portion of the Fund’s income from residual interests in real estate mortgage investment conduits (“REMICs”) or from a REIT (or other pass-through entity) that is attributable to the REIT’s residual interest in a REMIC or an equity interest in a taxable mortgage pool (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or taxable mortgage pool interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such
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an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any treaty exception or reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. The Fund that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from the Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If the Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction.

Shareholder Taxation

Except for those shareholders exempt from federal income taxation, dividends and capital gains distributions are taxable to shareholders whether paid in cash or reinvested in additional shares of the Fund. Except as provided below, dividends from net investment income are generally taxable to shareholders as ordinary income for federal income tax purposes. For individual and other noncorporate shareholders, a portion of such dividends may qualify to be treated as “qualified dividend income” subject to reduced rates of federal income taxation, provided that certain holding period and other requirements under the Code are satisfied by the shareholder and the Fund. Dividends received from REITs generally will not constitute qualified dividend income. In addition, dividends from foreign corporations are not treated as “qualified dividend income” if the foreign corporation is not incorporated in a possession of the United States or is not eligible for the benefits of a comprehensive income tax treaty with the United States (unless the foreign corporation stock is readily tradable on an established securities market in the United States) or if the foreign corporation is a PFIC for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, or a surrogate foreign corporation that is not treated as a domestic corporation. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses) will be taxable to non-corporate shareholders at a maximum federal income tax rate of 20% without regard to how long a shareholder has held shares of the Fund. As discussed below, an additional 3.8% Medicare tax may also apply to certain individual, estate and trust shareholder’s distributions from the Fund. Dividends paid by the Fund may also qualify in part for the 50% dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Code are satisfied by the shareholder and the Fund. Generally, however, dividends received from REITs and on stocks of foreign issuers are not eligible for the dividends-received deduction when distributed to the Fund’s shareholders. If the Fund participates in a securities lending transaction and receives a payment in lieu of dividends (i.e., substitute payment) with respect to securities on loan, such income generally will not constitute qualified dividend income and thus dividends attributable to such income will not be eligible for taxation at the rates applicable to qualified dividend income for individual and other noncorporate shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

If the Fund makes a distribution in excess of its current and accumulated earnings and profits, the excess will be treated as a return of capital to the extent of the shareholder’s basis in the shareholder’s shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in the shareholder’s shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares. The Fund expects to invest less than 50% of its total assets in tax-exempt municipal bonds. As a result, the Fund does not expect to be eligible to pay exempt interest dividends to shareholders and interest received by the Fund on municipal bonds will be taxable to shareholders when distributed by the Fund.

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Distributions declared by the Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable to shareholders (other than those not subject to federal income tax) in the year they are declared, rather than the year in which they are received. The Fund will notify its shareholders annually of the amount and type of dividends and distributions it paid.

A shareholder’s redemption, sale or exchange of shares of the Fund will be a taxable transaction if such person is subject to federal income tax. Shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received in exchange therefor. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. Such gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent that shares disposed of are reacquired or other substantially identical stock or securities are acquired within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. In such a case, the basis of the shares reacquired will be adjusted to reflect the disallowed loss. Shares received in connection with the payment of a dividend by the Fund will generally constitute a reacquisition of shares for purposes of this loss disallowance rule. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received with respect to such shares. A shareholder’s ability to utilize capital losses may be limited under the Code.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires by January 31 of the calendar year following the calendar year in which the disposition occurred shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares.

A 3.8% Medicare tax is imposed on certain net investment income (including income dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

The Fund may be required to withhold for federal income tax purposes, a portion of all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications, or if the Fund or a shareholder has been notified by the IRS that they are required to backup withhold. Any amounts withheld may be credited against such shareholder’s federal income tax liability.

Dividends and distributions also may be subject to foreign, state and local taxes. Shareholders are urged to consult their tax advisers regarding the application of federal, foreign, state and local taxes to their particular situation.

The foregoing discussion relates solely to federal income tax law as applied to U.S. investors. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty). However, the Fund is generally not required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. The Fund may choose not to designate such amounts.

Sections 1471 – 1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, the “Foreign Account Tax Compliance Act” or “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares. Recently issued proposed Treasury Regulations, however, generally eliminate withholding under FATCA on gross proceeds, which include certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. The Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary
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to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if the Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and will be subject to federal withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. shareholder’s current and past ownership of the Fund.

In addition, if the Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled qualified investment entities.

GENERAL INFORMATION

Description of Shares

The Agreement and Declaration of Trust permits the Board of Trustees to establish and designate separate portfolios or funds of the Trust holding the assets of the Trust, the beneficial interests in each of which are represented by a separate series of shares. The Board of Trustees is permitted to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the particular Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. The Board of Trustees has created twelve series of shares, and may create additional series in the future, which have separate assets and liabilities. The Board of Trustees may create additional classes of shares if deemed in the best interest of shareholders. Shares, when issued pursuant to the Fund’s prospectus, are validly issued, fully paid and non-assessable. The Trust or any Hotchkis and Wiley Fund may be terminated if approved by the vote of a majority of the Board of Trustees. If not so terminated, the Trust will continue indefinitely. In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution.

Except for any amendment that is required to be approved by shareholders by the 1940 Act or by this registration statement, the Board may, without shareholder vote, restate, amend or otherwise supplement the Agreement and Declaration of Trust. Shareholders do not have preemptive or conversion rights.

Ten shareholders holding the lesser of $25,000 worth or one percent of the Trust’s shares may advise the Board in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Board of Trustees will then, if requested by the applicants, mail at the applicants’ expense the applicants’ communication to all other shareholders.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more,
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but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Agreement and Declaration of Trust provides that the Board of Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Agreement and Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Agreement and Declaration of Trust also provides that the Trust shall indemnify any shareholder for any loss arising out of a claim or demand relating to such person being or having been a shareholder.

The Agreement and Declaration of Trust sets forth a process for the bringing of derivative actions by shareholders. Prior to bringing a derivative action, the shareholder or shareholders must make a pre-suit demand upon the Board. Shareholders who collectively hold at least 10% of the outstanding shares of the Trust, or who collectively hold at least 10% of the outstanding shares of the series (i.e., a fund) or share class thereof to which such action relates, shall join in the request for the Board to commence such action. The Board must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Board shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Board determines not to bring such action. Insofar as the Federal securities laws supersede state law, these provisions do not apply to shareholder derivative claims that arise under the Federal securities laws.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, located at 695 Town Center Drive, Suite 1000, Costa Mesa, California 92626, has been selected as the independent registered public accounting firm of the Fund. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Custodian and Securities Lending Agent

U.S. Bank National Association, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian and securities lending agent of the Fund’s assets (the “Custodian”). The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments.

Compliance Services

ACA Group (“ACA”) provides compliance services to the Trust, including providing a qualified employee to serve as the Trust’s Chief Compliance Officer pursuant to Rule 38a-1 of the 1940 Act, under the terms of a Compliance Services Agreement between the Trust and ACA. The Board, including a majority of the Independent Trustees, has designated Adam Shoffner of ACA as Chief Compliance Officer of the Trust. For the base compliance services outlined in the agreement, the Trust pays ACA a fixed monthly fee. The Trust is also responsible for reasonable travel and out-of-pocket expenses incurred by ACA, as well as incremental fees for services in addition to base compliance services.

Anti-Money Laundering

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the USA PATRIOT Act. The Trust’s Program provides for the development of internal practices, procedures and controls; designation of an anti-money laundering compliance officer; an ongoing training program; and an independent testing function to determine the effectiveness of the Program.

Procedures to implement the Program include determining that the Trust’s Distributor and Transfer Agent have established proper anti-money laundering procedures; checking shareholder names against designated government lists, including that of the Office of Foreign Assets Control (“OFAC”); and a complete and thorough review of all new account applications. The Trust will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the Program.

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Legal Counsel for the Trust and the Independent Trustees

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, is counsel for the Trust and the Independent Trustees.

Reports to Shareholders

The fiscal year of the Fund ends on June 30 of each year. The Fund will send to its shareholders at least semi-annually reports showing the Fund’s portfolio and other information. An annual report containing financial statements audited by the independent registered public accounting firm is included on Form N-CSR. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions. Only one copy of these reports will be sent to the same household, unless a shareholder instructs otherwise.

Shareholder Inquiries

Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this SAI.

Additional Information

The Prospectus and this SAI do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Trust has filed with the Commission under the Securities Act and the 1940 Act, to which reference is hereby made.

The Advisor has granted the Trust the right to use the “Hotchkis & Wiley” name and has reserved the right to withdraw its consent to the use of such name by the Trust at any time or to grant the use of such name to any other company.

Principal Shareholders and Control Persons

All Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund as of July 31, 2026.

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is any person who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders who have the power to vote a large percentage of shares (at least 25%) of the Fund can control the Fund and could determine the outcome of a shareholders’ meeting.

As of July 31, 2026, the following shareholders owned 5% or more of the outstanding shares of the Fund:

Name and Address	% Ownership	Type of Ownership
Merrill Lynch Pierce Fenner & Smith*,*** 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	99.02%	Record
*Owner of record.
**Beneficial owner.
***Entity was the owner of record (although not necessarily the beneficial owner) of more than 25% of the outstanding shares of the Fund, and therefore may be presumed to “control” the Fund, as that term is defined by the 1940 Act. As a control person of the Fund, such entity may, by voting its shares of the Fund, be able to determine the outcome of a shareholder vote on matters requiring shareholder approval.
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FINANCIAL STATEMENTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years, or since inception if less than five years. The Fund has adopted the financial statements of the Predecessor Fund. The audited financial statements of the Fund for the fiscal year ended June 30, 2026 and the financial highlights of the Predecessor Fund and the Fund, as set forth in the Predecessor Fund’s and the Fund’s Form N-CSR, including the notes thereto and the report of the registered independent public accounting firm, are incorporated by reference into this SAI. You may request a copy of the financial statements at no charge by calling 1-866-HW-FUNDS (1-866-493-8637). Financial statements certified by the independent registered public accounting firm will be filed on Form N-CSR annually.

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APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES
HOTCHKIS & WILEY CAPITAL MANAGEMENT
OUR MANDATE
Our primary responsibility is to act as a fiduciary for our clients when voting proxies. We evaluate and vote each proposed proxy in a manner that maximizes long-term shareholder value.

There are instances such as unique client guidelines, regulatory requirements, share blocking, securities lending, or other technical limitations where we are unable to vote a particular proxy. In those instances where we do not have voting responsibility, we will generally forward our recommendation to such person our client designates.

OUR PROCESS
Analyst Role
To the extent we are asked to vote a client’s proxy, our investment analysts are given the final authority on how to vote a particular proposal as these analysts’ understanding of the company makes them the best person to apply our policy to a particular company’s proxy ballot.

Voting Resources
To assist our analysts in their voting, we provide them with a report that compares the company’s board of directors’ recommendation against H&W’s proxy policy guideline recommendation and with third-party proxy research (Institutional Shareholder Services “ISS” benchmarks) and third-party ESG analysis (Morgan Stanley Capital International “MSCI”).

Engagement
As part of our normal due diligence and monitoring of investments, we engage management, board members, or their representatives on material business issues including environmental, social, and governance (“ESG”) matters. Each proxy to be voted is an opportunity to give company management and board members formal feedback on these important matters.

If our policy recommendation is contrary to management’s recommendation, our analyst is expected, but not required, to engage management. If the ballot issue is a materially important issue (i.e., the issue impacts the intrinsic value of the company), the analyst is required to engage with the company. Based on the engagement and the analyst’s investment judgment, the analyst will submit a vote instruction to the Managing Director of Portfolio Services via email.

Collaboration
We are not “activists” and we do not form ”groups” as defined by the SEC. However, we do engage with other institutional shareholders on important ESG proxy matters.

Exceptions To Policy
Any deviation from the H&W policy recommendation requires a written statement from the analyst that summarizes their decision to deviate from policy. Typical rationales include the issue raised is not material, the proposal is moot (e.g., the company already complies with proposal), the company has a credible plan to improve, policy does not fit unique circumstances of company, analyst’s assessment of the issue is in-line with intent of policy, or the proposal usurps management's role in managing the company.

Exceptions to policy are reviewed annually by the ESG Investment Oversight Group.

Administration
The Managing Director of Portfolio Services coordinates the solicitation of analysts’ votes, the collection of exception rationales, and the implementation of those votes by our third-party proxy advisor, ISS.

CONFLICTS OF INTEREST
All conflicts of interest are adjudicated based on what is deemed to be in the best interest of our clients and their beneficiaries. Our Proxy Oversight Committee (“POC”) is responsible for reviewing proxies voted by the firm to determine that the vote was consistent with established guidelines in situations where potential conflicts of interests may exist when
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voting proxies. In general, when a conflict at the firm level presents itself, we will follow the recommendation of our third-party proxy advisor, ISS.

OVERSIGHT AND ROLES
ESG Investment Oversight Group
The ESG Investment Oversight Group is responsible for overseeing all ESG investment related issues. This mandate includes oversight of proxy voting policies and procedures as they relate to investment activity including the monitoring of proxy engagements, review of proxy voting exceptions and rationales, assessment of proxy voting issues, determination of ESG proxy goals, and education of investment staff on proxy matters. The group is staffed by members of the investment team and reports to the firm’s Chief Executive Officer.

Proxy Oversight Committee
The Proxy Oversight Committee is responsible for overseeing proxy administration and conflicts of interest issues. The committee is comprised of the Chief Operating Officer, Chief Compliance Officer, the chair of the ESG Investment Oversight Group, and Managing Director of Portfolio Services. This group oversees H&W’s proxy voting policies and procedures by providing an administrative framework to facilitate and monitor the exercise of such proxy voting and to fulfill the obligations of reporting and recordkeeping under the federal securities laws. This committee manages our third-party proxy advisory relationship.

Investment Analyst
The investment analyst is responsible for analyzing and voting all proxies. The investment analyst has the final authority on individual proxy votes. The ESG Investment Oversight Group has final authority on creating and amending the proxy policy.

VOTING GUIDELINES
This section summarizes our stance on important issues that are commonly found on proxy ballots, though each vote is unique and there will be occasional exceptions to these guidelines. The purpose of our proxy guidelines is to ensure decision making is consistent with our responsibilities as a fiduciary.

These guidelines are divided into seven categories based on issues that frequently appear on proxy ballots.

•Boards and Directors
•Environmental and Social Matters
•Auditors and Related Matters
•Shareholder Rights
•Capital and Restructuring
•Executive and Board Compensation
•Routine and Miscellaneous Matters

Boards and Directors
Board Independence
We believe an independent board is crucial to protecting and serving the interests of public shareholders. We will generally withhold from or vote against any insiders when such insider sits on the audit, compensation, or nominating committees; or if independent directors comprise less than 50% of the board. Insiders are non- independent directors who may have inherent conflicts of interest that could prevent them from acting in the best interest of shareholders. Examples of non-independent directors include current and former company executives, persons with personal or professional relationships with the company and or its executives, and shareholders with large ownership positions.

Board Composition
We believe directors should attend meetings, be focused on the company, be responsive to shareholders, and be accountable for their decisions.

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We will generally withhold from or vote against directors who attend less than 75% of meetings held during their tenure without just cause, sit on more than 5 public company boards (for CEOs only 2 outside boards), support measures that limit shareholder rights, or fail to act on shareholder proposals that passed with a majority of votes.

Board Diversity & DEI Matters
For shareholder proposals concerning DEI issues, we generally follow management’s recommendations unless our analyst identifies a significant deficiency in this area.

Board Size
We do not see a standard number of directors that is ideal for all companies. In general, we do not want to see board sizes changed without shareholder approval as changing board size can be abused in the context of a takeover battle.

Board Tenure
In general, we will evaluate on a case-by-case basis whether the board is adequately refreshed with new talent and the proposed changes are not designed to reduce board independence.

Classified Boards
We oppose classified boards because, among other things, it can make change in control more difficult to achieve and limit shareholder rights by reducing board accountability.

Cumulative Voting
Generally, we oppose cumulative voting because we believe that economic interests and voting interests should be aligned in most circumstances.

Independent Board Chair
Generally, we favor a separate independent chair that is not filled by an insider. If the CEO is also the board chair, we require 2/3 of the board to be independent, a strong independent director (i.e., has formal input on board agendas and can call/preside over meetings of independent directors), and the CEO cannot serve on the nominating or compensation committees.

Proxy Contests
Proxy contests are unusual events that require a case-by-case assessment of the unique facts and circumstances of each contested proxy campaign. Our policy is to defer to the judgement of our analysts on what best serves our clients’ interests. Our analysts will evaluate the validity of the dissident’s concerns, the likelihood that the dissident plan will improve shareholder value, the qualifications of the dissident’s candidates, and management’s historical record of creating or destroying shareholder value.

Risk Oversight
Generally, companies should have established processes for managing material threats to their businesses, including ESG risks. We encourage transparency and vote to improve transparency to help facilitate appropriate risk oversight.

Environmental and Social Matters
We believe the oversight of all material risks, including environmental and social risks, that may affect future earnings, cash flow, and liabilities is an important responsibility of the board of directors and essential to a well-managed company. We evaluate shareholder proposals related to environmental and social matters on a case-by-case basis to assess the issue’s materiality and potential impact on the business’s economic value.

Auditors and Related Matters
Generally, we will support the board’s recommendation of auditors provided that the auditors are independent, non-audit fees are less than the sum of all audit and tax related fees, and there are no indications of fraud or misleading audit opinions.

Shareholder Rights
We do not support proposals that limit shareholder rights. When a company chronically underperforms minimal expectations due to poor execution, poor strategic decisions, or poor capital allocation, there may arise the need for shareholders to effect change at the board level. Proposals that have the effect of entrenching boards or managements,
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thwarting the will of the majority of shareholders, or advantaging one class of shareholders at the expense of other shareholders will not be supported.

Amendment to Charter/Articles/Bylaws
We do not support proposals that give the board exclusive authority to amend the bylaws. We believe amendments to charter/articles/bylaws should be approved by a vote of the majority of shareholders.

One Share, One Vote
Generally, we do not support proposals to create dual class voting structures that give one set of shareholders super voting rights that are disproportionate from their economic interest in the company. Generally, we will support proposals to eliminate dual class structures.

Poison Pills
In general, we do not support anti-takeover measures such as poison pills. Such actions can lead to outcomes that are not in shareholders’ bests interests and impede maximum shareholder returns. It can also lead to management entrenchment. We may support poison pills intended to protect NOL assets.

Proxy Access
Generally, we support proposals that enable shareholders with an ownership level of 3% for a period of three years or more, or an ownership level of 10% and a holding period of one year or more.

Right to Act by Written Consent
We believe that shareholders should have the right to solicit votes by written consent in certain circumstances. These circumstances generally include but are not limited to situations where more than a narrow group of shareholders support the cause to avoid unnecessary resource waste, the proposal does not exclude minority shareholders to the benefit of a large/majority shareholder, and shareholders receive more than 50% support to set up action by written consent.

Special Meetings
Generally, we support proposals that enable shareholders to call a special meeting provided shareholders own at least 15% of the outstanding shares.

Virtual Meetings
We believe shareholders should have the opportunity to participate in the annual and special meetings, as current communications technology such as video conferencing is broadly available to facilitate such interactions. This improves shareholders’ ability to hear directly from management and the board of the directors, and to provide feedback as needed.

Capital and Restructuring
Events such as takeover offers, buyouts, mergers, asset purchases and sales, corporate restructuring, recapitalizations, dilutive equity issuance, or other major corporate events are considered by our analysts on a case-by-case basis. Our policy is to vote for transactions that maximize the long-term risk adjusted return to shareholders considering management’s historical record of creating shareholder value, the likelihood of success, and the risk of not supporting the proposal.

Dual Class Shares
We do not support dual class shares unless the economic and voting interests are equal.

Issuance of Common Stock
In general, we will consider the issuance of additional shares in light of the stated purpose, the magnitude of the increase, the company’s historical shareholder value creation, and historical use of shares. We are less likely to support issuance when discounts or re-pricing of options has been an issue in the past.

Executive and Board Compensation
We expect the board of directors to design, implement, and monitor pay practices that promote pay-for-performance, alignment of interest with long-term shareholder value creation, retention and attraction of key employees. In general, we will evaluate executive compensation in light of historical value creation, peer group pay practices, and our view on management’s stewardship of the company.
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We expect the board of directors to maintain an independent and effective compensation committee that has members with the appropriate skills, knowledge, experience, and ability to access third-party advice.

We expect the board of directors to provide shareholders with clear and understandable compensation disclosures that enable shareholders to evaluate the effectiveness and fairness of executive pay packages.

And finally, we expect the board of directors’ own compensation to be reasonable and not set at a level that undermines their independence from management.

Golden Parachutes
Golden parachutes can serve as encouragement to management to consider transactions that benefit shareholders; however, substantial payouts may present a conflict of interest where management is incentivized to support a suboptimal deal. We view cash severance greater than 3x base salary and bonus to be excessive unless approved by a majority of shareholders in a say-on-pay advisory vote.

Incentive Options and Repricing
We generally support long-term incentive programs tied to pay-for-performance. In general, we believe 50% or more of top executive pay should be tied to long-term performance goals and that those goals should be tied to shareholder value creation metrics. We do not support plans that reset when management fails to attain goals or require more than 10% of outstanding shares to be issued. In general, we do not support the exchange or repricing of options.

Say-on-Pay
We believe annual say-on-pay votes are an effective mechanism to provide feedback to the board on executive pay and performance. We support non-binding proposals that are worded in a manner such that the actual implementation of the plan is not restricted. In general, we will vote against plans where there is a serious misalignment of CEO pay and performance or the company maintains problematic pay practices. In general, we will withhold votes from members of the compensation committee if there is no say-on-pay on the ballot, the board fails to respond to a previous say-on-pay proposal that received less than 70% support, the company has implemented problematic pay practices such as repricing options or its pay plans are egregious.

Routine and Miscellaneous Matters
We generally support routine board proposals such as updating bylaws (provided they are of a housekeeping nature), change of the corporate name or change of the time or location of the annual meeting.

Adjournment of Meeting
We do not support proposals that give management the authority to adjourn a special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements
We do not support proposals to reduce quorum requirements for shareholder meetings without support from a majority of the shares outstanding without compelling justification.

Other Business
We do not support proposals on matters where we have not been provided sufficient opportunity to review the matters at hand.
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APPENDIX B — DESCRIPTION OF RATINGS

Short-Term Credit Ratings

An S&P Global Ratings (“S&P”) issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The following summarizes the rating categories used by S&P for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.

Moody’s Investors Service, Inc. (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

A Fitch Ratings (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:
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“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The Morningstar DBRS short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

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Long-Term Credit Ratings

The following summarizes the ratings used by S&P for long-term issue credit ratings:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations issuer by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

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“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
“BB” – Securities considered to be speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – “CCC” ratings indicate that substantial credit risk is present.

“CC” – “CC” ratings indicate very high levels of credit risk.

“C” – “C” ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The Morningstar DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Credit ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:
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“AAA” - Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC” - Long-term debt rated “CCC” is of very highly speculative credit quality. In danger of defaulting on financial obligations.

“CC” and “C” - Long-term debt rated in any of these categories is distressed. The “CC” rating level is generally applied to financial obligations that are seen as highly likely to default or that are subordinated to financial obligations rated in the “CCC” to “B” range. The “C” rating level characterizes financial obligations for which default has not technically taken place but is considered unavoidable.

“D” and “SD” - A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy a financial obligation after the exhaustion of grace periods, or in cases of a “distressed exchange”, a downgrade to “D” (Default) may occur. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are affected, for example in a “distressed exchange”.

Municipal Note Ratings

An S&P U.S. municipal note rating reflects S&P opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P's analysis will review the following considerations:

•Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – “D” is assigned to a municipal note upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the Municipal Investment Grade (“MIG”) scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

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“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

For variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the Variable Municipal Investment Grade ("VMIG") scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

For VRDOs, Moody’s typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

Industrial development bonds in the U.S. where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

About Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch publishes credit ratings that are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Fitch credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. Fitch credit ratings are assigned to corporations, sovereign entities, and financial institutions, such as banks, leasing companies and insurers, and public finance entities (local and regional governments).

Morningstar DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by Morningstar DBRS, which information is not audited or verified by Morningstar DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

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HOTCHKIS AND WILEY FUNDS
PART C

OTHER INFORMATION

Item 28. Exhibits.

(a)			Declaration of Trust.
	(1)
Agreement and Declaration of Trust dated July 23, 2001 was previously filed with Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A on August 27, 2004, and is incorporated herein by reference.

	(2)		Certificate of Trust dated July 23, 2001, was previously filed with the Initial Registration Statement on Form N-1A on August 30, 2001, and is incorporated herein by reference.
	(3)
Written Instrument Amending the Agreement and Declaration of Trust dated August 16, 2016 was previously filed with Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A on August 29, 2016, and is incorporated herein by reference.

	(4)
Amended and Restated Agreement and Declaration of Trust dated December 20, 2024 was previously filed with Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A on March 24, 2025, and is incorporated herein by reference.

(b)			By-laws, as amended November 19, 2019 was previously filed with Post-Effective Amendment No.61 to the Registration Statement on Form N-1A on August 27, 2021 and is incorporated herein by reference.
(c)			Instruments Defining Rights of Shareholders were previously filed with the Registration Statement on Form N-1A on August 30, 2001, and are incorporated herein by reference.
(d)	(1)
Amended and Restated Investment Advisory Agreement dated August 29, 2018 relating to the Hotchkis & Wiley Large Cap Fundamental Value Fund (formerly, Hotchkis & Wiley Large Cap Value Fund) was previously filed with Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A on August 29, 2018 and is incorporated herein by reference.

	(2)
Amended and Restated Investment Advisory Agreement dated June 1, 2012 relating to the Hotchkis & Wiley Mid-Cap Value Fund was previously filed with Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A on August 29, 2012, and is incorporated herein by reference.

	(3)
Amended and Restated Investment Advisory Agreement dated June 1, 2012 relating to the Hotchkis & Wiley Small Cap Value Fund was previously filed with Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A on August 29, 2012, and is incorporated herein by reference.

	(4)
Amended and Restated Investment Advisory Agreement dated June 1, 2012 relating to the Hotchkis & Wiley Value Opportunities Fund was previously filed with Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A on August 29, 2012, and is incorporated herein by reference.

	(5)
Amended and Restated Investment Advisory Agreement dated August 29, 2018 relating to the Hotchkis and Wiley Large Cap Disciplined Value Fund (formerly, Hotchkis and Wiley Diversified Value Fund) was previously filed with Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A on August 29, 2018 and is incorporated herein by reference.

	(6)
Investment Advisory Agreement dated February 5, 2009, relating to the Hotchkis & Wiley High Yield Fund was previously filed with Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A on March 31, 2009, and is incorporated herein by reference.

	(7)	(1)
Amended and Restated Investment Advisory Agreement dated August 29, 2018 relating to the Hotchkis & Wiley Global Value Fund was previously filed with Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A on August 29, 2018 and is incorporated herein by reference.

		(2)
Amendment No. 1 to the Amended and Restated Investment Advisory Agreement dated August 29, 2018 relating to the Hotchkis & Wiley Global Value Fund was previously filed with Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A on August 29, 2025, and is incorporated by reference.

	(8)		(1)
Investment Advisory Agreement dated May 14, 2014, relating to the Hotchkis & Wiley Small Cap Diversified Value Fund was previously filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A on June 30, 2014, and is incorporated herein by reference.

			(2)
Amendment No. 1 to the Investment Advisory Agreement dated July 1, 2016 relating to the Hotchkis & Wiley Small Cap Diversified Value Fund was previously filed with Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A on August 29, 2016, and is incorporated herein by reference.

	(9)		(1)
Amended and Restated Investment Advisory Agreement dated August 29, 2018 relating to the Hotchkis & Wiley International Value Fund was previously filed with Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A on August 29, 2018 and is incorporated herein by reference.

			(2)
Amendment No. 1 to the Amended and Restated Investment Advisory Agreement dated August 18, 2018 relating to the Hotchkis & Wiley International Value Fund was previously filed with Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A on August 29, 2025, and is incorporated herein by reference.

	(10)		(1)
Investment Advisory Agreement dated June 30, 2020 relating to the Hotchkis & Wiley International Small Cap Diversified Value Fund was previously filed with Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A on June 30, 2020 and is incorporated herein by reference.

			(2)
Amendment No. 1 to the Investment Advisory Agreement dated June 30, 2020 relating to the Hotchkis & Wiley International Small Cap Diversified Value Fund was previously filed with Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A on August 29, 2025, and is incorporated herein by reference.

	(11)
Investment Advisory Agreement dated December 12, 2023 relating to the HW Opportunities MP Fund was previously filed with Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A on December 18, 2023 and is incorporated herein by reference.

	(12)
Investment Advisory Agreement between the Trust, on behalf of Hotchkis & Wiley SMID Cap Diversified Value Fund and Hotchkis & Wiley Capital Management, LLC was previously filed with Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A on March 24, 2025, and is incorporated herein by reference.

(e)	(1)	(i)	(1)
Distribution Agreement dated February 18, 2005, was previously filed with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on August 29, 2005, and is incorporated herein by reference.

			(2)
Amendment dated August 15, 2005, to the Distribution Agreement was previously filed with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on August 29, 2005, and is incorporated herein by reference.

			(3)
Second Amendment dated February 6, 2006, to the Distribution Agreement was previously filed with Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A on August 29, 2006, and is incorporated herein by reference.

			(4)
Third Amendment dated January 1, 2008, to the Distribution Agreement was previously filed with Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A on August 29, 2008, and is incorporated herein by reference.

			(5)
Fourth Amendment dated February 5, 2009, to the Distribution Agreement was previously filed with Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A on March 31, 2009, and is incorporated herein by reference.

			(6)
Fifth Amendment dated November 17, 2010, to the Distribution Agreement was previously filed with Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A on December 30, 2010, and is incorporated herein by reference.

			(7)	Sixth Amendment dated November 19, 2012 to the Distribution Agreement – filed herewith.
			(8)
Seventh Amendment dated May 14, 2014 to the Distribution Agreement was previously filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A on June 30, 2014, and is incorporated herein by reference.

(9)
Eighth Amendment dated November 17, 2015 to the Distribution Agreement was previously filed with Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A on December 28, 2015, and is incorporated herein by reference.

			(10)	Novation Agreement dated March 31, 2020, was previously filed with Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A on June 30, 2020, and is incorporated herein by reference.
(11)
First Amendment to Novation Agreement dated June 29, 2020, was previously filed with Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A on June 30, 2020, and is incorporated herein by reference.

(12)
Distribution Novation Agreement dated September 30, 2021, was previously filed with Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A on August 26, 2022, and is incorporated herein by reference.

(13)
First Amendment to the Distribution Novation Agreement dated December 12, 2023, was previously filed with Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A on December 18, 2023, and is incorporated herein by reference.

(14)
Second Amendment to the Novated Distribution Agreement dated January 15, 2025, was previously filed with Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A on June 30, 2026, and is incorporated herein by reference.

(15)
Third Amendment to the Novated Distribution Agreement dated July 1, 2026, was previously filed with Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A on June 30, 2026, and is incorporated herein by reference.

(16)
ETF Distribution Agreement on behalf of Hotchkis & Wiley SMID Cap Diversified Value Fund dated March 5, 2025 was previously filed with Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A on March 24, 2025, and is incorporated herein by reference.

(17)
First Amendment to the ETF Distribution Agreement dated July 1, 2026, was previously filed with Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A on June 30, 2026, and is incorporated herein by reference.

(18)
ETF Distribution Services Agreement on behalf of Hotchkis & Wiley SMID Cap Diversified Value Fund dated March 5, 2025 was previously filed with Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A on March 24, 2025, and is incorporated herein by reference.

			(19)	Form of Authorized Participant Agreement was previously filed with Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A on June 30, 2026, and is incorporated herein by reference.
(f)				Bonus or Profit Sharing Contracts – Not Applicable.
(g)	(1)	(i)	(1)
Custodian Agreement dated October 10, 2001, was previously filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A on October 19, 2001, and is incorporated herein by reference.

(2)
First Amendment dated October 26, 2005, to the Custodian Agreement was previously filed with Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A on August 29, 2006, and is incorporated herein by reference.

(3)
Revised Global Custody Fee Schedule dated November 1, 2007, to the Custodian Agreement was previously filed with Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A on August 29, 2008, and is incorporated herein by reference.

(4)
Appendix A to the Custodian Agreement dated November 17, 2015, was previously filed with Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A on December 28, 2015, and is incorporated herein by reference.

(5)
Appendix A to the Custodian Agreement dated June 29, 2020, was previously filed with Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A on June 30, 2020, and is incorporated herein by reference.

(6)
Appendix A to the Custodian Agreement dated December 15, 2023, was previously filed with Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A on December 18, 2023, and is incorporated herein by reference.

(7)
ETF Custody Agreement on behalf of Hotchkis & Wiley SMID Cap Diversified Value Fund dated March 13, 2025 was previously filed with Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A on March 24, 2025, and is incorporated herein by reference.

			(8)	Custody Agreement dated July 23, 2025 was previously filed with Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A on August 29, 2025, and is incorporated herein by reference.
(9)
Amended and Restated Custody Agreement dated July 2, 2026 was previously filed with Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A on July 8, 2026, and is incorporated herein by reference.

(h)				Other Material Contracts.
	(1)	(i)
Amended and Restated Fund Accounting Servicing Agreement dated October 1, 2018, was previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on August 29, 2019, and is incorporated herein by reference.

(ii)
Amendment to the Amended and Restated Fund Accounting Servicing Agreement dated June 29, 2020, was previously filed with Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A on June 30, 2020, and is incorporated herein by reference.

(iii)
Amendment to the Amended and Restated Fund Accounting Servicing Agreement dated December 16, 2023, was previously filed with Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A on December 18, 2023, and is incorporated herein by reference.

(iv)
ETF Fund Accounting Servicing Agreement on behalf of Hotchkis & Wiley SMID Cap Diversified Value Fund dated March 13, 2025 was previously filed with Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A on March 24, 2025, and is incorporated herein by reference.

	(2)	(i)
Amended and Restated Transfer Agent Servicing Agreement dated October 1, 2018, was previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on August 29, 2019, and is incorporated herein by reference.

(ii)
Amendment to the Amended and Restated Transfer Agent Servicing Agreement dated June 29, 2020, was previously filed with Post-Effective Amendment to No. 58 to the Registration Statement on Form N-1A on June 30, 2020, and is incorporated herein by reference.

(iii)
Amendment to the Amended and Restated Transfer Agent Servicing Agreement dated December 16, 2023, was previously filed with Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A on December 18, 2023, and is incorporated herein by reference.

(iv)
Transfer Agent Servicing Agreement on behalf of Hotchkis & Wiley SMID Cap Diversified Value Fund dated March 31, 2025 was previously filed with Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A on March 24, 2025, and is incorporated herein by reference.

	(3)	(i)
Amended and Restated Fund Administration Servicing Agreement dated October 1, 2018, was previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on August 29, 2019, and is incorporated herein by reference.

(ii)
Amendment to the Amended and Restated Fund Administration Servicing Agreement dated June 29, 2020, was previously filed with Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A on June 30, 2020, and is incorporated herein by reference.

(iii)
Amendment to the Amended and Restated Fund Administration Servicing Agreement dated December 16, 2023, was previously filed with Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A on December 18, 2023, and is incorporated herein by reference.

(iv)
Fund Administration Servicing Agreement on behalf of Hotchkis & Wiley SMID Cap Diversified Value Fund dated March 13, 2025 was previously filed with Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A on March 24, 2025, and is incorporated herein by reference.

	(4)
Amended and Restated Operating Expense Limitation Agreement dated July 1, 2026, was previously filed with Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A on June 30, 2026, and is incorporated herein by reference.

	(5)	Operating Expense Limitation Agreement – filed herewith.
	(6)
License Agreement Relating to Use of Name dated October 17, 2001, was previously filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A on October 19, 2001, and is incorporated herein by reference.

	(7)
Form of Trustee Indemnification Agreement was previously filed with Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A on August 29, 2007, and is incorporated herein by reference.

	(8)
Participating Fund Agreement with ReFlow Fund, LLC dated August 22, 2024, was previously filed with Post-Effective Amendment No. 67 to the Registration Statement on Form N-1A on August 29, 2024, and is incorporated herein by reference.

	(9)
Fund Servicing Agreement dated July 2, 2026 was previously filed with Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A on July 8, 2026, and is incorporated herein by reference.

(i)	(1)	Opinion of Counsel was previously filed with Post-Effective Amendment No. 70 to the Registration statement on Form N-1A on August 29, 2025, and is incorporated herein by reference.
	(2)	Opinion of Counsel was previously filed with Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A on June 30, 2026, and is incorporated herein by reference.
(j)	(1)	Consent of Independent Registered Public Accounting Firm Deloitte & Touche LLP – filed herewith.
(k)		Omitted Financial Statements – Not Applicable.
(l)
Initial Capital Agreements dated October 17, 2001, were previously filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A on October 19, 2001, and are incorporated herein by reference.

(m)	(1)
Amended Distribution Plan pursuant to Rule 12b-1 dated May 12, 2020 was previously filed with Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A on August 28, 2020, and is incorporated herein by reference.

	(2)
Amended Distribution Plan pursuant to Rule 12b-1 dated August 29, 2024 was previously filed with Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A on January 7, 2025, and is incorporated herein by reference.

	(3)
Amended Distribution Plan pursuant to Rule 12b-1 dated May 19, 2026, was previously filed with Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A on June 30, 2026, and is incorporated herein by reference.

(n)	(1)	Plan Pursuant to Rule 18f-3 was previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on August 29, 2019, and is incorporated herein by reference.
	(2)
Amended Plan Pursuant to Rule 18f-3 dated November 12, 2024 was previously filed with Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A on January 7, 2025, and is incorporated herein by reference.

	(3)
Amended and Restated Rule 18f-3 Plan dated May 19, 2026 was previously filed with Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A on June 30, 2026, and is incorporated herein by reference.

(o)		Reserved.
(p)
Joint Code of Ethics for Hotchkis & Wiley Funds and Hotchkis & Wiley Capital Management, LLC was previously filed with Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A on August 29, 2014, and is incorporated herein by reference.

(q)
Power of Attorney dated August 25, 2017, was previously filed with Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A on August 29, 2017, and is incorporated herein by reference.

Item 29. Persons Controlled by or under Common Control with the Registrant.
No person is directly or indirectly controlled by or under common control with the Registrant.
Item 30. Indemnification.
As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the “1940 Act”), and pursuant to Sections 2, 3 and 4 of Article VII of the Registrant’s Agreement and Declaration of Trust (the “Declaration of Trust”) (Exhibit (a)(i) to this Registration Statement), Trustees, officers, employees and agents of the Trust will be indemnified to the maximum extent permitted by Delaware law and the 1940 Act.
Article VII, Sections 2 and 3 of the Declaration of Trust provide, inter alia, that no Trustee of the Registrant shall be liable to the Registrant, its holders, or to any other Trustee for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.
Article VII, Section 2 of the Declaration of Trust provides:
Section 2. Indemnification and Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, advisor, sub-advisor or Principal Underwriter of the Trust. The Trust shall indemnify each Person who is, or has been, a Trustee, officer, employee or agent of the Trust and any Person who is serving or has served at the Trust’s request as a director, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the By-Laws. All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the Series that such person extended credit to, contracted with or has a claim against, or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or her capacity as Trustee or Trustees and such Trustee or Trustees shall not be personally liable thereon. At the Trustees’ discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a limitation on liability of Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust by a Trustee or Trustees in such capacity and not individually or by an officer or officers in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.
Article 11, Section 3 of the Registrant’s By-laws further provides:
Section 3. Limitations, Settlements. No indemnification shall be provided hereunder to an agent:
(1)    who shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (collectively, “disabling conduct”); or
(2)    with respect to any proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the proceeding was brought that such agent was liable to the Trust or its Shareholders by reason of disabling conduct, unless there has been a determination that such agent did not engage in disabling conduct:

(i)    by the court or other body before which the proceeding was brought;
(ii)    by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the proceeding based upon a review of readily available facts as opposed to a full trial-type inquiry); or
(iii)by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that indemnification shall be provided hereunder to an agent with respect to any proceeding in the event of (1) a final decision on the merits by the court or other body before which the proceeding was brought that the agent was not liable by reason of disabling conduct, or (2) the dismissal of the proceeding by the court or other body before which it was brought for insufficiency of evidence of any disabling conduct with which such agent has been charged.
As permitted by Article VII, Section 4 of the Declaration of Trust, the Trustees may maintain insurance for Trustees, officers, employees and agents in the amount the Trustees deem adequate.
Each Trustee has entered into an indemnification agreement (each, an “Indemnification Agreement”) with the Registrant (Exhibit (h)(vi) to this Registration Statement) which provides that the Registrant shall indemnify and hold harmless the Trustee against any expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Registrant, to the fullest extent permitted by the Declaration of Trust and By-laws of the Registrant, the Delaware Statutory Trust Act, the Securities Act of 1933, as amended, and the 1940 Act. Each Trustee shall be indemnified against such expenses unless the Trustee is subject to such expenses by reason of the Trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office as defined in Section 17(f) of the 1940 Act.
The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust and By-laws and the Indemnification Agreements in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.
Item 31. Business and Other Connections of Investment Adviser.
The Registrant’s investment adviser is Hotchkis and Wiley Capital Management, LLC, a limited liability company. See “Management of the Funds” in the Prospectus and “Management” in the Statement of Additional Information for information regarding the business of Hotchkis and Wiley Capital Management, LLC (the “Advisor”).
The principal occupations of the directors and officers of Hotchkis and Wiley Capital Management, LLC are their services as directors and officers of Hotchkis and Wiley Capital Management, LLC. The address of Hotchkis and Wiley Capital Management, LLC and the Registrant is 601 South Figueroa Street, 39th Floor, Los Angeles, CA 90017.
Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each director, officer or partner of Hotchkis and Wiley Capital Management, LLC is, or at any time during the last two fiscal years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee:

Name and Position with Hotchkis and Wiley Capital Management, LLC	Name of Company and/or Principal Business	Capacity
George Davis, Executive Chairman	Hotchkis and Wiley Funds	Trustee
Anna Marie Lopez, Chief Operating Officer	Hotchkis and Wiley Funds	President
James Menvielle, Chief Financial Officer	Hotchkis and Wiley Funds	Vice President and Treasurer
Adam Shoffner, Chief Compliance Officer	N/A	N/A
Scott McBride, Chief Executive Officer and Executive Committee Member	N/A	N/A

Nigel Hurst-Brown, Executive Committee Member	Hotchkis and Wiley, Ltd.	Chief Executive
Thomas Hirschmann, Head of Distribution	N/A	N/A
Douglas Martin, Executive Committee Member	Stephens, Inc. Conn's Inc.	Sr. EVP/Special Investments Other miscellaneous private companies where Mr. Martin holds board level positions due to his employment at Stephens, Inc. Director
Warren Miles Amerine Stephens, Executive Committee Member	Stephens Insurance, LLC	President and CEO
Item 32. Principal Underwriter.
(a)    Quasar Distributors, LLC (the “Distributor”), serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1.Abacus FCF ETF Trust
2.Advisor Managed Portfolios
3.Antares Private Credit Fund
4.Capital Advisors Growth Fund, Series of Advisors Series Trust
5.Chase Growth Fund, Series of Advisors Series Trust
6.Davidson Multi-Cap Equity Fund, Series of Advisors Series Trust
7.Edgar Lomax Value Fund, Series of Advisors Series Trust
8.Huber Large Cap Value Fund, Series of Advisors Series Trust
9.Huber Mid Cap Value Fund, Series of Advisors Series Trust
10.Huber Select Large Cap Value Fund, Series of Advisors Series Trust
11.Huber Small Cap Value Fund, Series of Advisors Series Trust
12.Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
13.Medalist Partners MBS Total Return Fund, Series of Advisors Series Trust
14.Medalist Partners Short Duration Fund, Series of Advisors Series Trust
15.O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
16.PIA BBB Bond Fund, Series of Advisors Series Trust
17.PIA High Yield (MACS) Fund, Series of Advisors Series Trust
18.PIA High Yield Fund, Series of Advisors Series Trust
19.PIA MBS Bond Fund, Series of Advisors Series Trust
20.PIA Short-Term Securities Fund, Series of Advisors Series Trust
21.Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
22.Poplar Forest Partners Fund, Series of Advisors Series Trust
23.Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
24.Pzena International Small Cap Value Fund, Series of Advisors Series Trust
25.Pzena International Value ETF, Series of Advisors Series Trust
26.Pzena International Value Fund, Series of Advisors Series Trust
27.Pzena Mid Cap Value Fund, Series of Advisors Series Trust
28.Pzena Small Cap Value Fund, Series of Advisors Series Trust
29.Pzena U.S. Large Cap Value ETF, Series of Advisors Series Trust
30.Vox Populi ETF, Series of Advisors Series Trust
31.Scharf ETF, Series of Advisors Series Trust
32.Scharf Global Opportunity ETF, Series of Advisors Series Trust
33.Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust

34.Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
35.Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
36.The Aegis Funds
37.Allied Asset Advisors Funds
38.Angel Oak Funds Trust
39.Angel Oak Strategic Credit Fund
40.Brookfield Infrastructure Income Fund Inc.
41.Brookfield Investment Funds
42.Buffalo Funds
43.RJ Eagle GCM Dividend Select Income ETF, Series of Carillon Series Trust
44.RJ Eagle Municipal Income ETF, Series of Carillon Series Trust
45.RJ Eagle Vertical Income ETF, Series of Carillon Series Trust
46.DoubleLine Funds Trust
47.AAM Brentview Dividend Growth ETF, Series of ETF Series Solutions
48.AAM Crescent CLO ETF, Series of ETF Series Solutions
49.AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
50.AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
51.AAM Sawgrass U.S. Large Cap Quality Growth ETF, Series of ETF Series Solutions
52.AAM Sawgrass U.S. Small Cap Quality Growth ETF, Series of ETF Series Solutions
53.AAM SLC Low Duration Income ETF, Series of ETF Series Solutions
54.AAM Todd International Intrinsic Value ETF, Series of ETF Series Solutions
55.AAM Transformers ETF, Series of ETF Series Solutions
56.Acquirers Small and Micro Deep Value ETF, Series of ETF Series Solutions
57.Aptus April Buffer, Series of ETF Series Solutions
58.Aptus April Deep Buffer ETF, Series of ETF Series Solutions
59.Aptus Collared Investment Opportunity ETF, Series of ETF Series Solutions
60.Aptus Deferred Income ETF, Series of ETF Series Solutions
61.Aptus Defined Risk ETF, Series of ETF Series Solutions
62.Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
63.Aptus Enhanced Yield ETF, Series of ETF Series Solutions
64.Aptus International Enhanced Yield ETF, Series of ETF Series Solutions
65.Aptus January Buffer ETF, Series of ETF Series Solutions
66.Aptus January Deep Buffer ETF, Series of ETF Series Solutions
67.Aptus July Buffer ETF, Series of ETF Series Solutions
68.Aptus July Deep Buffer ETF, Series of ETF Series Solutions
69.Aptus Laddered Buffer ETF, Series of ETF Series Solutions
70.Aptus Laddered Deep Buffer ETF, Series of ETF Series Solutions
71.Aptus Large Cap Enhanced Yield ETF, Series of ETF Series Solutions
72.Aptus Large Cap Upside ETF, Series of ETF Series Solutions
73.Aptus October Buffer ETF, Series of ETF Series Solutions
74.Aptus October Deep Buffer ETF, Series of ETF Series Solutions
75.Bahl & Gaynor Dividend ETF, Series of ETF Series Solutions
76.Bahl & Gaynor Income Growth ETF, Series of ETF Series Solutions
77.Bahl & Gaynor Small Cap Dividend ETF, Series of ETF Series Solutions
78.Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
79.BTD Capital Fund, Series of ETF Series Solutions
80.Carbon Strategy ETF, Series of ETF Series Solutions
81.ClearShares OCIO ETF, Series of ETF Series Solutions
82.ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
83.ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
84.Colterpoint Net Lease Real Estate ETF, Series of ETF Series Solutions
85.ETFB Green SRI REITs ETF, Series of ETF Series Solutions

86.Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
87.Hoya Capital Housing ETF, Series of ETF Series Solutions
88.LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
89.LHA Market State Tactical Q ETF, Series of ETF Series Solutions
90.LHA Risk-Managed Income ETF, Series of ETF Series Solutions
91.McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
92.Opus Small Cap Value ETF, Series of ETF Series Solutions
93.The Acquirers Fund, Series of ETF Series Solutions
94.The Brinsmere Fund - Conservative ETF, Series of ETF Series Solutions
95.The Brinsmere Fund - Growth ETF, Series of ETF Series Solutions
96.U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
97.U.S. Global JETS ETF, Series of ETF Series Solutions
98.U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
99.U.S. Global Technology and Aerospace & Defense ETF, Series of ETF Series Solutions
100.US Vegan Climate ETF, Series of ETF Series Solutions
101.First American Funds Trust
102.First Eagle ETF Trust
103.FundX Investment Trust
104.The Glenmede Fund, Inc.
105.The GoodHaven Funds Trust
106.Harding, Loevner Funds, Inc.
107.Hennessy Funds Trust
108.Horizon Funds
109.Hotchkis & Wiley Funds
110.Intrepid Capital Management Funds Trust
111.Jacob Funds Inc.
112.The Jensen Quality Growth Fund Inc.
113.Kirr, Marbach Partners Funds, Inc.
114.LibreMax Asset-Backed Income Fund
115.Core Alternative ETF, Series of Listed Funds Trust
116.Optimized Equity Income ETF, Series of Listed Funds Trust
117.Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
118.Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
119.LKCM Funds
120.LoCorr Investment Trust
121.MainGate Trust
122.ATAC Rotation Fund, Series of Managed Portfolio Series
123.Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
124.Kensington Active Advantage Fund, Series of Managed Portfolio Series
125.Kensington Defender Fund, Series of Managed Portfolio Series
126.Kensington Dynamic Allocation Fund, Series of Managed Portfolio Series
127.Kensington Hedged Premium Income ETF, Series of Managed Portfolio Series
128.Kensington Managed Income Fund, Series of Managed Portfolio Series
129.LK Balanced Fund, Series of Managed Portfolio Series
130.Leuthold Core ETF, Series of Managed Portfolio Series
131.Leuthold Core Investment Fund, Series of Managed Portfolio Series
132.Leuthold Global Fund, Series of Managed Portfolio Series
133.Leuthold Grizzly Short Fund, Series of Managed Portfolio Series
134.Leuthold Select Industries ETF, Series of Managed Portfolio Series
135.Muhlenkamp Fund, Series of Managed Portfolio Series
136.Nuance Concentrated Value Fund, Series of Managed Portfolio Series
137.Nuance Mid Cap Value Fund, Series of Managed Portfolio Series

138.Port Street Quality Growth Fund, Series of Managed Portfolio Series
139.Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
140.Reinhart International PMV Fund, Series of Managed Portfolio Series
141.Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
142.Tremblant Global ETF, Series of Managed Portfolio Series
143.Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
144.Hood River Emerging Markets Fund, Series of Manager Directed Portfolios
145.Hood River International Opportunity Fund, Series of Manager Directed Portfolios
146.Hood River New Opportunities Fund, Series of Manager Directed Portfolios
147.Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
148.SanJac Alpha Core Plus Bond ETF, Series of Manager Directed Portfolios
149.SanJac Alpha Low Duration ETF, Series of Manager Directed Portfolios
150.SWP Growth & Income ETF, Series of Manager Directed Portfolios
151.Vert Global Sustainable Real Estate ETF, Series of Manager Directed Portfolios
152.Mason Capital Fund Trust
153.Matrix Advisors Funds Trust
154.Monetta Trust
155.Nicholas Equity Income Fund, Inc.
156.Nicholas Fund, Inc.
157.Nicholas II, Inc.
158.Nicholas Limited Edition, Inc.
159.Oaktree Asset-Backed Income Fund Inc.
160.Oaktree Diversified Income Fund Inc.
161.Permanent Portfolio Family of Funds
162.Procure ETF Trust II
163.Professionally Managed Portfolios
164.Provident Mutual Funds, Inc.
165.Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
166.Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
167.Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
168.Aquarius International Fund, Series of The RBB Fund, Inc.
169.Boston Partners All-Cap Value Fund, Series of The RBB Fund, Inc.
170.Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
171.Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
172.Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
173.Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
174.Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
175.Emerald Growth Fund, Series of The RBB Fund, Inc.
176.F/m 10-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
177.F/m 2-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
178.F/m 3-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
179.F/m Accumulator Ultrashort U.S. Treasury Fund, Series of The RBB Fund, Inc.
180.F/m Callable Tax-Free Municipal ETF, Series of The RBB Fund, Inc.
181.F/m Compoundr High Yield Bond ETF, Series of The RBB Fund, Inc.
182.F/m Compoundr U.S. Aggregate Bond ETF, Series of The RBB Fund, Inc.
183.F/m Emerald Life Sciences Innovation ETF, Series of The RBB Fund, Inc.
184.F/m Emerald Special Situations ETF, Series of The RBB Fund, Inc.
185.F/m High Yield 100 ETF, Series of The RBB Fund, Inc.
186.F/m Investments Large Cap Focused Fund Series of The RBB Fund, Inc.
187.F/m Opportunistic Income ETF, Series of The RBB Fund, Inc.
188.F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF Series of The RBB Fund, Inc.
189.F/m US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.

190.F/m US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.
191.F/m US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
192.F/m US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.
193.F/m US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
194.F/m US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.
195.F/m US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.
196.F/m US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.
197.F/m US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.
198.F/m US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.
199.Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
200.Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
201.Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
202.Motley Fool Innovative Growth Factor ETF, Series of The RBB Fund, Inc.
203.Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
204.Motley Fool Momentum Factor ETF, Series of The RBB Fund, Inc.
205.Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
206.Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
207.Motley Fool Value Factor ETF, Series of The RBB Fund, Inc.
208.MUFG Japan Small Cap Active ETF, Series of The RBB Fund, Inc.
209.Oakhurst Fixed Income Fund, Series of The RBB Fund, Inc.
210.SGI Dynamic Tactical ETF, Series of The RBB Fund, Inc.
211.SGI Enhanced Core ETF, Series of The RBB Fund, Inc.
212.SGI Enhanced Global Income ETF, Series of The RBB Fund, Inc.
213.SGI Enhanced Market Leaders ETF, Series of The RBB Fund, Inc.
214.SGI Global Equity Fund, Series of The RBB Fund, Inc.
215.SGI Peak Growth Fund, Series of The RBB Fund, Inc.
216.SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
217.SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
218.SGI U.S. Large Cap Core ETF, Series of The RBB Fund, Inc.
219.SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
220.WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
221.WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.
222.The RBB Fund Trust
223.RBC Funds Trust
224.RBC BlueBay Enhanced Income Fund
225.Rockefeller Municipal Opportunities Fund
226.SEG Partners Long/Short Equity Fund
227.Series Portfolios Trust
228.Thompson IM Funds, Inc.
229.Tortoise Capital Series Trust
230.Bright Rock Mid Cap Fund, Series of Trust for Professional Managers
231.Bright Rock Large Cap Fund, Series of Trust for Professional Managers
232.CrossingBridge Low Duration High Income Fund, Series of Trust for Professional Managers
233.CrossingBridge Nordic High Income Bond Fund, Series of Trust for Professional Managers
234.CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
235.CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
236.RiverPark Strategic Income Fund, Series of Trust for Professional Managers
237.Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
238.Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
239.Jensen Quality MidCap Fund, Series of Trust for Professional Managers
240.Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
241.Rockefeller US Small Cap Core Fund, Series of Trust for Professional Managers

242.Wall Street EWM Funds Trust

(b)The following are the Officers and Manager of the Distributor, the Registrant's underwriter. The Distributor's main business address is 190 Middle Street, Suite 301, Portland, ME 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, Maine 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President and Chief Compliance Officer and Treasurer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, Maine 04101	Secretary	None
Weston Sommers	190 Middle Street, Suite 301, Portland, Maine 04101	Financial and Operations Principal and Chief Financial Officer	None
(c)    Not applicable.
Item 33. Location of Accounts and Records.
The accounts, books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the 1940 Act and the rules promulgated thereunder are in the possession of Registrant or Registrant’s investment advisor, 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017 or Registrant’s Custodian, Transfer Agent, Fund Accountant and Fund Administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Registrant’s distributor, Quasar Distributors, LLC, 190 Middle Street, Suite 301, Portland, Maine 04101.
Item 34. Management Services.
Not applicable.
Item 35. Undertakings.
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 75 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles and the State of California, on the 28th day of August, 2026.
Hotchkis and Wiley Funds
By: /s/ Anna Marie Lopez
Anna Marie Lopez
President
Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 75 to the Registrant's registration statement has been signed below on August 28, 2026 by the following persons in the capacities indicated.

Signature	Title
Randall H. Breitenbach*	Trustee
Randall H. Breitenbach

Alejandra C. Edwards*	Trustee
Alejandra C. Edwards

Marcy Elkind*	Trustee
Marcy Elkind

Robert Fitzgerald*	Trustee
Robert Fitzgerald

George H. Davis, Jr.*	Trustee
George H. Davis, Jr.

H. Thomas Hicks*	Trustee
H. Thomas Hicks

/s/Anna Marie Lopez	Principal Executive Officer
Anna Marie Lopez

/s/James Menvielle	Principal Financial and Accounting Officer
James Menvielle

* By: /s/Anna Marie Lopez Anna Marie Lopez *Attorney-in-fact pursuant to the Power of Attorney previously filed as exhibit (q).

EXHIBIT LIST

Exhibit Number	Description
(e)(1)(i)(7)	Sixth Amendment dated November 19, 2012 to the Distribution Agreement
(h)(5)	Operating Expense Limitation Agreement
(j)(1)	Consent of Independent Registered Public Accounting Firm